Federated Managed Income Fund

(A Portfolio of Managed Series Trust)

Institutional Shares

PROSPECTUS

The Institutional Shares of Federated Managed Income Fund (the Fund) offered by this prospectus represent interests in the Fund, which is a diversified investment portfolio of Managed Series Trust (the "Trust"). The Trust is an open-end management investment company (a mutual fund).

The investment objective of the Fund is to seek current income. The Fund invests in both bonds and stocks. Institutional Shares are sold at net asset value.

THE INSTITUTIONAL SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE INSTITUTIONAL SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Institutional Shares of the Fund. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information for Institutional Shares and Select Shares of all portfolios of the Trust dated January 31, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund are maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated January 31, 1998



TABLE OF CONTENTS

Summary of Fund Expenses                                         1

Financial Highlights -- Institutional Shares                     2

General Information                                              3

Investment Information                                           3
Investment Objective                                             3
Investment Policies                                              3
Acceptable Investments                                           5
Investment Limitations                                          11

Trust Information                                               11
Management of the Trust                                         11
Distribution of Institutional Shares                            14
Administration of the Fund                                      14
Brokerage Transactions                                          14

Net Asset Value                                                 15

Investing in Institutional Shares                               15
Share Purchases                                                 15
Minimum Investment Required                                     15
What Shares Cost                                                15
Systematic Investment Program                                   16
Confirmations and Account Statements                            16
Dividends                                                       16
Capital Gains                                                   16

Redeeming Institutional Shares                                  16
Through a Financial Institution                                 16
Telephone Redemption                                            16
Written Requests                                                16
Systematic Withdrawal Program                                   17
Accounts with Low Balances                                      17

Shareholder Information                                         17
Voting Rights                                                   17

Tax Information                                                 17
Federal Income Tax                                              17
State and Local Taxes                                           17

Performance Information                                         18

Other Classes of Shares                                         18

Financial Highlights -- Select Shares                           19

Financial Statements                                            20

Report of Independent Public Accountants                        44

Appendix                                                        45








                                          SUMMARY OF FUND EXPENSES

                                            INSTITUTIONAL SHARES
                                     SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                                        None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)                             None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
proceeds, as applicable)                                                                                             None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                                   None
Exchange Fee                                                                                                         None

                                                ANNUAL OPERATING EXPENSES
                                        (As a percentage of average net assets)

Management Fee (after waiver)(1)                                                                                    0.25%
12b-1 Fee                                                                                                            None
Total Other Expenses                                                                                                0.55%
Shareholder Services Fee (after waiver)(2)                                                                          0.05%
Total Operating Expenses(3)                                                                                         0.80%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholders services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 1.50% absent the voluntary waivers of portions of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see Investing in Institutional Shares and "Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period

1 Year                 $ 8
3 Years                $26
5 Years                $44
10 Years               $99

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN
THOSE SHOWN.





FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
Reference is made to the Report of Independent Public Accountants on page 44.
                                                                   YEAR ENDED NOVEMBER 30,
                                                     ----------------------------------------------------
                                                       1997           1996           1995        1994(A)
                                                     -------        -------       --------       --------
NET ASSET VALUE, BEGINNING OF PERIOD                  $10.56         $10.54         $ 9.76         $10.00
---------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------
Net investment income                                   0.60           0.59           0.62           0.31
---------------------------------------------
Net realized and unrealized
gain (loss) on investments and
foreign currency, and futures contracts                 0.30           0.12           0.78          (0.25)
---------------------------------------------         ------         ------         ------         ------
Total from investment operations                        0.90           0.71           1.40           0.06
---------------------------------------------         ------         ------         ------         ------
LESS DISTRIBUTIONS
---------------------------------------------
Distributions from
net investment income                                  (0.62)         (0.62)         (0.62)         (0.30)
---------------------------------------------
Distributions from net realized gain
on investments and foreign currency
transactions, and futures contracts                    (0.07)         (0.07)            --             --
---------------------------------------------         ------         ------         ------         ------
Total distributions                                    (0.69)         (0.69)         (0.62)         (0.30)
---------------------------------------------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                        $10.77         $10.56         $10.54         $ 9.76
---------------------------------------------         ------         ------         ------         ------
TOTAL RETURN(B)                                         8.88%          6.98%         14.74%          0.55%
---------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------
Expenses                                                0.80%          0.80%          0.75%          0.67%*
---------------------------------------------
Net investment income                                   5.63%          5.72%          6.26%          6.02%*
---------------------------------------------
Expense waiver/reimbursement(c)                         0.70%          0.80%          1.06%          1.01%*
---------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------
Net assets, end of period (000 omitted)              $71,058        $67,122        $50,852        $34,692
---------------------------------------------
Average commission rate paid(d)                      $0.0053        $0.0003             --             --
---------------------------------------------
Portfolio turnover                                        99%           164%           165%           153%
---------------------------------------------

*   Computed on an annualized basis.

(a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from the start of business, January 18, 1994 to May 24, 1994, the net investment income was distributed to the Fund's adviser.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE
FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997,
WHICH CAN BE OBTAINED FREE OF CHARGE.


(See Notes which are an integral part of the Financial Statements)





GENERAL INFORMATION


The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") has established two classes of shares of the Fund, known as Institutional Shares and Select Shares. This prospectus relates only to Institutional Shares.

Institutional Shares ("Shares") of the Fund are designed to give institutions, individuals, and financial institutions acting in a fiduciary or agency capacity a convenient means of accumulating an interest in a professionally managed, diversified investment portfolio. A minimum initial investment of $25,000 over a 90-day period is required.

Shares are currently sold and redeemed at net asset value without a sales charge imposed by the Fund.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek current income. There can be, of course, no assurance that the Fund will achieve its investment objective. The Fund's investment objective cannot be changed without the approval of shareholders. Unless otherwise noted, the Fund's investment policies may be changed by the Trustees without shareholder approval.

INVESTMENT POLICIES

ASSET ALLOCATION

The Fund will primarily invest in two types of assets: bonds and equities. The Fund's investment approach is based on the conviction that, over time, the choice of investment asset categories and their relative long-term weightings within the portfolio will have the primary impact on its investment performance. Of secondary importance to the Fund's performance are the shifting of money among asset categories and the selection of securities within asset categories. Therefore, the Fund will pursue its investment objective in the following manner: (1) by setting long-term ranges for each asset category; (2) by moving money among asset categories within those defined ranges; and (3) by actively selecting securities within each of the asset categories. The Fund attempts to minimize risk by allocating its assets in such a fashion.

Within each of these types of investments, the Fund has designated asset categories. As a matter of investment policy, ranges have been set for each asset category's portfolio commitment.

The Fund will invest between 70 and 90% of its assets in bonds. The bond asset categories are U.S. Treasury securities, mortgage-backed securities, investment-grade corporate bonds, high yield corporate bonds and foreign bonds.

The Fund will invest between 10 and 30% of its assets in equities. The Fund's ability to invest a portion of its assets in equities offers the opportunity for higher return than other income-oriented funds. The equities asset categories are large company stocks and utility stocks.

The following is a summary of the asset categories and the amount of the Fund's total assets which may be invested in each asset category:


ASSET CATEGORY                             RANGE
-----------------------------------    ----------

BONDS                                      70-90%
U.S. Treasury Securities                    0-72%
Mortgage-Backed Securities                  0-45%
Investment-Grade Corporate Bonds            0-45%
High Yield Corporate Bonds                  0-10%
Foreign Bonds                               0-10%

EQUITIES                                   10-30%
Large Company Stocks                    7.5-22.5%
Utility Stocks                           2.5-7.5%

The Fund's adviser will regularly review the Fund's allocation among the asset categories and make any changes, within the ranges established for each asset category, that it believes will provide the most favorable outlook for achieving the Fund's investment objective. The Fund's adviser will attempt to exploit inefficiencies among the various asset categories. If, for example, U.S. Treasury securities are judged to be unusually attractive relative to other asset categories, the allocation for U.S. Treasury securities may be moved to its upper limit. At other times, when U.S. Treasury securities appear to be overvalued, the commitment may be moved down to a lesser allocation. There is no assurance, however, that the adviser's attempts to pursue this strategy will result in a benefit to the Fund.

Each asset category within the Fund will be a managed portfolio. The Fund will seek superior investment performance through security selection in addition to determining the percentage of its assets to allocate to each of the asset categories.


BOND ASSET CATEGORIES


The portion of the Fund's assets which is invested in bonds ("Bond Assets") will be allocated among the following asset categories within the ranges specified. The prices of fixed income securities fluctuate inversely to the direction of interest rates. The average duration of the Fund's Bond Assets will be not less than four nor more than six years. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. The Fund should be expected to maintain a higher average duration during periods of lower expected market volatility, and a lower average duration during periods of higher expected market volatility.


U.S. TREASURY SECURITIES


U.S. Treasury securities are direct obligations of the U.S.
Treasury, such as U.S. Treasury bills, notes, and bonds. The Fund may invest up to 72% of its total assets in U.S. Treasury securities. The Fund may invest in other U.S. government securities if, in the judgment of the adviser, other U.S. government securities are more attractive than U.S. Treasury securities.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities represent an undivided interest in a pool of residential mortgages or may be collateralized by a pool of residential mortgages. Mortgage-backed securities are generally either issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or other U.S. government agencies or instrumentalities. Mortgage-backed securities may also be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. The Fund may invest up to 45% of its total assets in mortgage-backed securities.

INVESTMENT-GRADE CORPORATE BONDS

Investment-grade corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BBB or higher by a nationally recognized statistical rating organization ("NRSRO"). The Fund may invest up to 45% of its total assets in investment-grade corporate bonds. In certain cases, the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the investment-grade bonds described above. Yankee bonds, which are U.S. dollar-denominated bonds issued and traded in the United States by foreign issuers, are treated as investment-grade corporate bonds for purposes of the asset category ranges.

HIGH YIELD CORPORATE BONDS


High yield corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BB or lower by NRSROs (commonly known as junk bonds). The Fund may invest up to 10% of its total assets in high yield corporate bonds. There is no minimal acceptable rating for a security to be purchased or held in the Fund's portfolio, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category. (See Appendix.) In certain cases the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the high yield bonds described above. The Fund may invest in the High Yield Bond Portfolio, a portfolio of Federated Core Trust, as an efficient means of investing in high-yield debt obligations. Federated Core Trust is a registered investment company advised by Federated Research Corp., an affiliate of the Fund's adviser. The High Yield Bond Portfolio's investment objective is to seek high current income and its primary investment policy is to invest in lower-rated, high-yield debt securities. The High Yield Bond Portfolio currently does not charge an advisory fee and is sold without any sales charge. The High Yield Bond Portfolio may incur expenses for administrative and accounting services. The Fund's adviser anticipates that the High Yield Bond Portfolio will provide the Fund broad diversity and exposure to all aspects of the high-yield bond sector of the market while at the same time providing greater liquidity than if high-yield debt obligations were purchased separately for the Fund. The Fund will be deemed to own a pro rata portion of each investment of the High Yield Bond Portfolio.


INVESTMENT RISKS

Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities. Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

FOREIGN BONDS

Foreign bonds are high-quality debt securities of countries other than the United States. The Fund's portfolio of foreign bonds will be comprised mainly of foreign government, foreign governmental agency or supranational institution bonds. The Fund will also invest in high-quality debt securities issued by established corporations located primarily in economically developed countries other than the United States and subject to the Fund's credit limitations for foreign bonds. The Fund may invest up to 10% of its total assets in foreign bonds.

EQUITY ASSET CATEGORIES

The portion of the Fund's assets which is invested in equities will be allocated among the following asset categories within the ranges specified:

LARGE COMPANY STOCKS

Large company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of high-quality companies selected by the Fund's adviser. Ordinarily, these companies will be in the top 25% of their industries with regard to revenues and have a market capitalization of $500,000,000 or more. However, other factors, such as a company's product position, market share, current earnings and/or dividend and earnings growth prospects, will be considered by the Fund's adviser and may outweigh revenues. The Fund may invest up to 22.5% of its total assets in large company stocks.

UTILITY STOCKS

Utility stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of utility companies. The Fund may invest up to 7.5% of its total assets in utility stocks. Common stocks of utilities are generally characterized by higher dividend yields and lower growth rates than common stocks of industrial companies. Under normal market conditions, the higher income stream from utility stocks tends to make them less volatile than stocks of industrial companies.

ACCEPTABLE INVESTMENTS

U.S. TREASURY AND OTHER U.S. GOVERNMENT SECURITIES

The U.S. Treasury and other U.S. government securities in which the Fund invests are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Fund may invest are limited to:

* direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

* notes, bonds, and discount notes issued or guaranteed by U.S.
  government agencies and instrumentalities supported by the full faith and credit of the United States;

* notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

* notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

The Fund may also purchase U.S. Treasury securities and the U.S.
government securities noted above pursuant to repurchase agreements.


MORTGAGE-BACKED SECURITIES


Mortgaged-backed securities are securities collateralized by residential mortgages. The mortgage-backed securities in which the Fund may invest may be:

* issued by an agency of the U.S. government, typically GNMA, FNMA or FHLMC;

* privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

* privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S.
  government securities; and

* other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs")


CMOs are bonds issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. Most of the CMOs in which the Fund would invest use the same basic structure:


* Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date; the final class (or Z bond) typically receives the residual income from the underlying investments after payments are made to the other classes.

* The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

* The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest maturity security (or B bond). This process continues until all of the classes have been paid off.

Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longermaturity classes receive no principal paydowns. The interest portion of these payments is distributed by the Fund as income and the capital portion is reinvested.


The Fund will invest only in CMOs which are rated AAA or Aaa by an NRSRO.


REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICs")

REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations or a segregated pool of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates, and a single class of residual interests. To qualify as a REMIC, substantially all of the assets of the entity must be in assets directly or indirectly secured principally by real property.

CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying mortgages. Distributions to holders of mortgage-backed securities include both interest and principal payments. Principal payments represent the amortization of the principal of the underlying mortgages and any prepayments of principal due to prepayment, refinancing, or foreclosure of the underlying mortgages. Although maturities of the underlying mortgage loans may range up to 30 years, amortization and prepayments substantially shorten the effective maturities of mortgage-backed securities. Due to these features, mortgage-backed securities are less effective as a means of "locking in" attractive long-term interest rates than fixed-income securities which pay only a stated amount of interest until maturity, when the entire principal amount is returned. This is caused by the need to reinvest at lower interest rates both distributions of principal generally and significant prepayments which become more likely as mortgage interest rates decline. Since comparatively high interest rates cannot be effectively "locked in," mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other non-callable, fixed-income government securities of comparable stated maturities. However, mortgage-backed securities may experience less pronounced declines in value during periods of rising interest rates.

In addition, some of the CMOs purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs and a reduction in the amount of payments made to holders of interest-only SMBSs. It is possible that the Fund might not recover its original investment in interest-only SMBSs if there are substantial prepayments on the underlying mortgages. Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed-income securities. The Fund's adviser intends to use this characteristic of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue the Fund's investment objective.

CORPORATE BONDS

The investment-grade corporate bonds in which the Fund invests are:

* rated within the four highest ratings for corporate bonds by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, or Baa), Standard & Poor's Ratings Group ("Standard & Poor's") (AAA, AA, A, or BBB), or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, or
  BBB);

* unrated if other long-term debt securities of that issuer are rated, at the time of purchase, Baa or better by Moody's or BBB or better by Standard & Poor's or Fitch; or

* unrated if determined to be of equivalent quality to one of the foregoing rating categories by the Fund's adviser.

Securities which are rated BBB by Standard & Poor's or Fitch or Baa by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.

The high yield corporate bonds in which the Fund invests are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or Fitch (commonly known as junk bonds). A description of the rating categories is contained in the Appendix to this prospectus.

EQUITY SECURITIES

Common stocks represent ownership interest in a corporation. Unlike bonds, which are debt securities, common stocks have neither fixed maturity dates nor fixed schedules of promised payments.

FOREIGN SECURITIES

The foreign bonds in which the Fund invests are rated within the four highest ratings for bonds by Moody's (Aaa, Aa, A or Baa) or by Standard & Poor's (AAA, AA, A or BBB) or are unrated if determined to be of equivalent quality by the Fund's adviser.

INVESTMENT RISKS

Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities apply to securities issued by foreign corporations and sovereign governments. These risks relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments. It may also be more difficult to enforce contractual obligations or obtain court judgments abroad than would be the case in the United States because of differences in the legal systems. If the issuer of the debt or the governmental authorities that control the repayment of the debt would be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, the Fund may have limited legal recourse in the event of default. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issuers; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

CONVERTIBLE SECURITIES

Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security holder, such as DECS -- (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS -- (Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS -- (Preferred Equity Redemption Cumulative Stock (an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES -- (Preferred Redeemable Increased Dividend Securities (which are essentially the same as DECS; the difference is little more than who initially underwrites the issue). The adviser may treat convertible securities as large company stocks, utility stocks, or high yield corporate bonds for purposes of the asset category ranges, depending upon current market conditions, including the relationship of the then-current price to the conversion price. The convertible securities in which the Fund invests may be rated "high yield" or of comparable quality at the time of purchase. Please see "High Yield Corporate Bonds."

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities including over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.


FOREIGN CURRENCY TRANSACTIONS


The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

CURRENCY RISKS

To the extent that debt securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.


Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated and are maintained until the contract has been settled.

The Fund will not enter into a forward contract with a term of more than one year.

The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served. The Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency. The Fund will not invest more than 3% of its total assets in forward foreign currency exchange contracts.

OPTIONS

The Fund may deal in options on foreign currencies, foreign currency futures, securities, and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. The Fund will use options only to manage interest rate and currency risks. The Fund may write covered call options to generate income.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying currency, security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying currency, security or other asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow, and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset at a disadvantageous price.

Over-the-counter options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options, which may not be continuously liquid, are available for a greater variety of assets and with a wider range of expiration dates and exercise prices, than are exchange traded options.

FUTURES AND OPTIONS ON FUTURES

The Fund may purchase and sell futures contracts to accommodate cash flows into and out of the Fund's portfolio and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Interest rate futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract and the buyer agrees to take delivery of the instrument at the specified future time.

Stock index futures contracts are based on indexes that reflect the market value of common stock of the firms included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

The Fund may utilize stock index futures to handle cash flows into and out of the Fund and to potentially reduce transactional costs. The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect its portfolio securities against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts are unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security or will make deposits to collateralize the position as discussed above.

RISKS

When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

PORTFOLIO TURNOVER

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater transaction expenses which must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. (Further information is contained in the Fund's Statement of Additional Information within the sections "Brokerage Transactions" and "Tax Status"). Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Fund's adviser deems it appropriate to make changes in the Fund's portfolio.

INVESTMENT LIMITATIONS

The Fund will not:

* borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings;

* lend any securities except for portfolio securities; or

* underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

The above investment limitations cannot be changed without shareholder approval.

TRUST INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Except as noted below with regard to the sub-adviser, investment decisions for the Fund are made by Federated Management, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

ADVISORY FEES

The Fund's Adviser receives an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. Under the advisory contract, which provides for voluntary reimbursement of expenses by the Adviser, the Adviser may voluntarily waive some or all of its fee. This does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities.

ADVISER'S BACKGROUND

Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940.

SUB-ADVISER

Under the terms of the Sub-Advisory Agreement between the Adviser and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser will provide the Adviser such investment advice, statistical and other factual information as may, from time to time, be reasonably requested by the Adviser.

SUB-ADVISORY FEES

For its services under the Sub-Advisory Agreement, the Sub-Adviser receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

SUB-ADVISER'S BACKGROUND

Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940.

The Adviser and Sub-Adviser are subsidiaries of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


Federated Management, Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.


The Trust, the Adviser, and the Sub-Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees and could result in severe penalties.

PORTFOLIO MANAGERS' BACKGROUNDS

Charles A. Ritter is the portfolio manager for the Fund and performs the overall allocation of the assets of the Fund among the various asset categories. He has performed these duties since the Fund's inception. In allocating the Fund's assets, Mr. Ritter evaluates the market environment and economic outlook, utilizing the services of the Adviser's Investment Strategy Committee. Mr. Ritter joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1992. From 1988 until 1991, Mr. Ritter acted as an Assistant Vice President of the Fund's Adviser and Federated Research Corp. Mr. Ritter is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Chicago and his M.S. in Economics from Carnegie Mellon University.

The portfolio managers for each of the individual asset categories are as follows:

Susan M. Nason and Joseph M. Balestrino are portfolio managers for the U.S. Treasury securities asset category.

Susan M. Nason has been a portfolio manager of the Fund since the Fund's inception. Ms. Nason joined Federated Investors in 1987 and has been a Senior Vice President of the Fund's Adviser and Federated Research Corp. since April 1997. Ms. Nason served as a Vice President of the Fund's Adviser and Federated Research Corp.
from 1993 to 1997 and as an Assistant Vice President of the Adviser and Federated Research Corp. from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.

Joseph M. Balestrino has been a portfolio manager of the Fund since March 1995. Mr. Balestrino joined Federated Investors in 1986 and has been Vice President of the Fund's Adviser and Federated Research Corp. since 1995. Mr. Balestrino served as an Assistant Vice President of the Fund's Adviser and Federated Research Corp.
from 1991 until 1995. Mr. Balestrino is a Chartered Financial Analyst and received his M.A. in Urban and Regional Planning from the University of Pittsburgh.

Kathleen M. Foody-Malus and Robert E. Cauley are the portfolio managers for the mortgage-backed securities asset category.

Kathleen M. Foody-Malus has performed these duties since the Fund's inception. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1993. Ms. Foody-Malus served as an Assistant Vice President of the Adviser and Federated Research Corp. from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

Robert E. Cauley has been a portfolio manager of the Fund since
July 1997. Mr. Cauley joined Federated Investors in 1996 as an Assistant Vice President of the Fund's Adviser and Federated Research Corp. Mr. Cauley served as an Associate in the Asset-Backed Securities Group at Lehman Brothers Holding, Inc. from 1994 to 1996. From 1992 to 1994, Mr. Cauley served as a Senior Associate/Corporate Finance at Barclays Bank, PLC. Mr. Cauley earned his M.S.I.A., concentrating in Finance and Economics, from Carnegie Mellon University.

Joseph M. Balestrino and John T. Gentry are portfolio managers for the investment-grade corporate bonds asset category. Mr. Balestrino has performed these duties since the Fund's inception.

John T. Gentry has been a portfolio manager of the Fund since
July 1997. Mr. Gentry joined Federated Investors in 1995 as an Investment Analyst and has been an Assistant Vice President of the Fund's Adviser and Federated Research Corp. since April 1997. Mr. Gentry served as a Senior Treasury Analyst at Sun Company, Inc. from 1991 to 1995. Mr. Gentry is a Chartered Financial Analyst and earned his M.B.A., with concentrations in Finance and Accounting, from Cornell University.

Mark E. Durbiano is the portfolio manager for the high yield corporate bonds asset category. He has performed these duties since the Fund's inception. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's Adviser and Federated Research Corp. since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of the Fund's Adviser and Federated Research Corp. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Henry A. Frantzen, Drew J. Collins, Robert M. Kowit and Micheal W. Casey are portfolio managers for the foreign bonds asset category.

Henry A. Frantzen has been a portfolio manager of the Fund since November 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 to 1995.

Drew J. Collins has been a portfolio manager of the Fund since November 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Collins served as a Vice President/Portfolio Manager of international equity portfolios at Arnhold and Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the Wharton School of The University of Pennsylvania.

Robert M. Kowit joined Federated Investors in 1995 as a Vice
President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Kowit served as a Managing Partner of Copernicus Global Asset
Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President of International Fixed Income and Foreign Exchange for John Hancock Advisers. Mr. Kowit received his M.B.A. from Iona College with a concentration in finance.

Micheal W. Casey, Ph.D. has been a portfolio manager of the Fund since January 1997. Mr. Casey joined Federated Investors in 1996 as an Assistant Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Casey served as an International Economist and Portfolio Strategist for Maria Fiorini Ramirez Inc. from 1990 to 1996. Mr. Casey earned a Ph.D. concentrating in economics from The New School for Social Research and a M.Sc. from the London School of Economics.

Charles A. Ritter, Scott B. Schermerhorn, Michael P. Donnelly, and James E. Grefenstette are the portfolio managers for the domestic large company stocks asset category. Mr. Ritter has been a portfolio manager of the Fund since the Fund's inception.

Scott B. Schermerhorn has been a portfolio manager of the Fund since July 1996. Mr. Schermerhorn joined Federated Investors in 1996 as a Vice President of the Fund's Adviser and Federated Research Corp. From 1990 through 1996, Mr. Schermerhorn was a Senior Vice President and Senior Investment Officer at J W Seligman & Co., Inc. Mr. Schermerhorn received his M.B.A. in Finance and International Business from Seton Hall University.

Michael P. Donnelly has been a portfolio manager of the Fund since June 1997. Mr. Donnelly joined Federated in 1989 as an Investment Analyst and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1994. He served as an Assistant Vice President of the Fund's Adviser and Federated Research Corp.
from 1992 to 1994. Mr. Donnelly is a Chartered Financial Analyst and received his M.B.A. from the University of Virginia.

James E. Grefenstette has been a portfolio manager of the Fund since August 1994. Mr. Grefenstette joined Federated Investors in 1992 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1996. From 1994 until 1996, Mr. Grefenstette acted as an Assistant Vice President of the Fund's Adviser and Federated Research, and served as an Investment Analyst of the Adviser from 1992 to 1994. Mr. Grefenstette was a credit analyst at Westinghouse Credit Corp. from 1990 until 1992. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University.

Linda A. Duessel and Steven J. Lehman are portfolio managers of the utility stocks asset category.

Linda A. Duessel has been a portfolio manager of the Fund since February 1997. Ms. Duessel joined Federated Investors in 1991 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1995. Ms. Duessel was an Assistant Vice President of the Fund's Adviser and Federated Research Corp.
from 1991 until 1995. Ms. Duessel is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.

Steven J. Lehman has been a portfolio manager of the Fund since July 1997. Mr. Lehman joined Federated Investors in May 1997 as a Vice President of the Fund's Adviser and Federated Research Corp. From 1985 to May 1997, Mr. Lehman served as a Portfolio Manager, then Vice President/Senior Portfolio Manager, at First Chicago NBD Investment Management Company. Mr. Lehman is a Chartered Financial Analyst; he received his M.A. from the University of Chicago.

DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for Shares. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:


                                    AVERAGE AGGREGATE DAILY
  MAXIMUM                           NET  ASSETS OF THE
  FEE                               FEDERATED FUNDS
----------                          ------------------------------------
  0.150%                            on the first  $250 million
  0.125%                            on the next  $250 million
  0.100%                            on the next  $250 million
  0.075%                            on assets in excess of  $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of the Institutional Shares, computed at an annual rate, to obtain certain personal services for shareholders and provide maintenance of shareholder accounts ("shareholder services"). From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS.

In addition to receiving the payments under the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by Federated Securities Corp. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

NET ASSET VALUE

The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of the Shares in the market value of all securities and other assets of the Fund, subtracting the interest of the Shares in the liabilities of the Fund and those attributable to Shares, and dividing the remainder by the total number of Shares outstanding. The net asset value for Institutional Shares may exceed that of Select Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN INSTITUTIONAL SHARES

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open for business. Shares may be purchased through a financial institution which has a sales agreement with the distributor or by wire or mail.

To purchase Shares, open an account by calling Federated Securities Corp. Information needed to establish an account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION

An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.

BY WIRE

To purchase Shares by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Managed Income Fund -- Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Wire Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

BY MAIL


To purchase Shares by mail, send a check made payable to Federated Managed Income Fund -- Institutional Shares to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received when payment by check is converted by State Street Bank and Trust Company ("State Street Bank") into federal funds. This is normally the next business day after State Street Bank receives the check.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $25,000. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund. Accounts established through a financial intermediary may be subject to a smaller minimum investment.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a financial intermediary may be charged an additional service fee by that financial intermediary.

The net asset value is determined as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange, Monday through Friday, except on:
(i) days on which there are not sufficient changes in the value of the Fund's portfolio securities such that its net asset value might be materially affected;
(ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Shares at the net asset value next determined after an order is received by the Fund. A shareholder may apply for participation in this program through Federated Securities Corp.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions.) In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

DIVIDENDS

Dividends are declared and paid monthly to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing the Fund, dividends are automatically reinvested in additional Shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

REDEEMING INSTITUTIONAL SHARES

The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Investors who redeem Shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution, by telephone request or by written request.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem Shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service.

TELEPHONE REDEMPTION

Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern Time). All proceeds will normally be wire transferred the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.

An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests", should be considered.

WRITTEN REQUESTS

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of Shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the Shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually use up, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $25,000, other than retirement accounts subject to required minimum distributions. A shareholder may apply for participation in this program through Federated Securities Corp.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights except that, in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders for this purpose shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional Shares.

STATE AND LOCAL TAXES


Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield for Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Shares is calculated by dividing the net investment income per Share (as defined by the SEC) earned by Shares over a thirty-day period by the maximum offering price per Share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Shares are sold without any sales charge or other similar non-recurring charges.

Total return and yield will be calculated separately for Institutional Shares and Select Shares.

From time to time, advertisements for the Fund's Institutional Shares may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's Institutional Shares performance to certain indices.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Select Shares which are sold at net asset value primarily to retail and private banking customers of financial institutions and are subject to a minimum initial investment of $1,500.

Select Shares are distributed under a 12b-1 Plan adopted by the Fund and also are subject to shareholder services fees.

Select Shares and Institutional Shares are subject to certain of the same expenses. Expense differences, however, between Select Shares and Institutional Shares may affect the performance of each class.

To obtain more information and a prospectus for Select Shares, investors may call 1-800-341-7400.




                                   FINANCIAL HIGHLIGHTS -- SELECT SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 44.
                                                                   YEAR ENDED NOVEMBER 30,
                                                    -----------------------------------------------------
                                                       1997           1996           1995        1994(A)
                                                     -------        -------       --------       --------
NET ASSET VALUE, BEGINNING OF PERIOD                  $10.56         $10.54         $ 9.77         $10.00
---------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------
Net investment income                                   0.51           0.53           0.48           0.28
---------------------------------------------
Net realized and unrealized gain (loss) on
investments, foreign currency transactions,
and futures contracts                                   0.31           0.10           0.83          (0.25)
---------------------------------------------         ------         ------         ------         ------
Total from investment operations                        0.82           0.63           1.31           0.03
---------------------------------------------         ------         ------         ------         ------
LESS DISTRIBUTIONS
---------------------------------------------
Distributions from net investment income               (0.54)         (0.54)         (0.54)         (0.26)
---------------------------------------------
Distributions from net realized gain
on investments, foreign currency transactions,
and futures contracts                                  (0.07)         (0.07)            --             --
---------------------------------------------         ------         ------         ------         ------
Total distributions                                    (0.61)         (0.61)         (0.54)         (0.26)
---------------------------------------------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                        $10.77         $10.56         $10.54         $ 9.77
---------------------------------------------         ------         ------         ------         ------
TOTAL RETURN(B)                                         8.14%          6.23%         13.76%          0.26%
---------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------
Expenses                                                1.50%          1.50%          1.50%         1.42%*
---------------------------------------------
Net investment income                                   4.93%          5.02%          5.56%         5.24%*
---------------------------------------------
Expense waiver/reimbursement(c)                         0.75%          0.85%          1.06%         1.26%*
---------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------
Net assets,
 end of period (000 omitted)                         $36,608        $25,459        $13,927         $3,198
---------------------------------------------
Average commission rate paid(d)                      $0.0053        $0.0003             --             --
---------------------------------------------
Portfolio turnover                                        99%           164%           165%           153%
---------------------------------------------

*   Computed on an annualized basis.

(a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from the start of business, January 27, 1994 to May 24, 1994, the net investment income was distributed to the Fund's adviser.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE
FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997,
WHICH CAN BE OBTAINED FREE OF CHARGE.


(See Notes which are an integral part of the Financial Statements)








                                      PORTFOLIO OF INVESTMENTS

                                   FEDERATED MANAGED INCOME FUND
                                         NOVEMBER 30, 1997

    SHARES                                                                                                               VALUE IN
   OR UNITS                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- 14.6%
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY -- 10.0%
--------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY -- 0.4%
--------------------------------------------------------------------------------------------------------------------
          7,100   Archer-Daniels-Midland Co.                                                                               $151,763
                  --------------------------------------------------------------------------------------------------
          1,300   Dow Chemical Co.                                                                                          128,375
                  --------------------------------------------------------------------------------------------------
          7,600   LTV Corporation                                                                                            84,550
                  --------------------------------------------------------------------------------------------------
          4,400   Louisiana-Pacific Corp.                                                                                    88,825
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     453,513
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER DURABLES -- 0.4%
--------------------------------------------------------------------------------------------------------------------
          1,400   Eastman Kodak Co.                                                                                          84,875
                  --------------------------------------------------------------------------------------------------
          1,800   General  Motors Corp., Class H                                                                            120,600
                  --------------------------------------------------------------------------------------------------
          1,200   General Motors Corp.                                                                                       73,200
                  --------------------------------------------------------------------------------------------------
          4,100   Rubbermaid, Inc.                                                                                           99,425
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     378,100
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER NON-DURABLES -- 0.9%
--------------------------------------------------------------------------------------------------------------------
          1,000   CPC International, Inc.                                                                                   103,375
                  --------------------------------------------------------------------------------------------------
             25   (a)Hosiery Corp. of America                                                                                   175
                  --------------------------------------------------------------------------------------------------
          5,600   PepsiCo, Inc.                                                                                             206,500
                  --------------------------------------------------------------------------------------------------
          1,800   Philip Morris Cos., Inc.                                                                                   78,300
                  --------------------------------------------------------------------------------------------------
          2,100   RJR Nabisco Holdings Corp.                                                                                 76,519
                  --------------------------------------------------------------------------------------------------
          5,400   Russell Corp.                                                                                             165,038
                  --------------------------------------------------------------------------------------------------
          2,600   Sara Lee Corp.                                                                                            137,475
                  --------------------------------------------------------------------------------------------------
          3,600   Unilever N.V.                                                                                             209,025
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     976,407
                  --------------------------------------------------------------------------------------------------   ------------
ENERGY MINERALS -- 1.2%
--------------------------------------------------------------------------------------------------------------------
          1,200   Atlantic Richfield Co.                                                                                     97,800
                  --------------------------------------------------------------------------------------------------
          2,000   Chevron Corp.                                                                                             160,375
                  --------------------------------------------------------------------------------------------------
          2,500   Exxon Corp.                                                                                               152,500
                  --------------------------------------------------------------------------------------------------
          4,300   Occidental Petroleum Corp.                                                                                127,656
                  --------------------------------------------------------------------------------------------------
          1,600   Royal Dutch Petroleum Co., ADR                                                                             84,300
                  --------------------------------------------------------------------------------------------------
          4,900   Sun Co., Inc.                                                                                             198,144
                  --------------------------------------------------------------------------------------------------
          2,800   Texaco, Inc.                                                                                              158,200
                  --------------------------------------------------------------------------------------------------



                          FEDERATED MANAGED INCOME FUND

    SHARES                                                                                                               VALUE IN
   OR UNITS                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
ENERGY MINERALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          5,000   USX-Marathon Group                                                                                       $171,250
                  --------------------------------------------------------------------------------------------------
          3,600   YPF Sociedad Anonima, ADR                                                                                 120,825
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,271,050
                  --------------------------------------------------------------------------------------------------   ------------
FINANCE -- 1.2%
--------------------------------------------------------------------------------------------------------------------
          2,300   Allmerica Financial Corp.                                                                                 111,550
                  --------------------------------------------------------------------------------------------------
          1,348   Allstate Corp.                                                                                            115,760
                  --------------------------------------------------------------------------------------------------
          3,000   Bear Stearns Cos., Inc.                                                                                   124,500
                  --------------------------------------------------------------------------------------------------
          2,800   Block (H&R), Inc.                                                                                         114,800
                  --------------------------------------------------------------------------------------------------
          2,900   Boston Properties, Inc.                                                                                    94,613
                  --------------------------------------------------------------------------------------------------
          1,200   CIGNA Corp.                                                                                               200,700
                  --------------------------------------------------------------------------------------------------
            500   General RE Corp.                                                                                           99,250
                  --------------------------------------------------------------------------------------------------
          2,200   Marsh & McLennan Cos., Inc.                                                                               163,763
                  --------------------------------------------------------------------------------------------------
          2,200   Morgan Stanley, Dean Witter, Discover & Co.                                                               119,488
                  --------------------------------------------------------------------------------------------------
          2,400   Travelers Group, Inc.                                                                                     121,200
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,265,624
                  --------------------------------------------------------------------------------------------------   ------------
HEALTH CARE -- 1.1%
--------------------------------------------------------------------------------------------------------------------
          2,200   Abbott Laboratories                                                                                       143,000
                  --------------------------------------------------------------------------------------------------
          6,800   (a)Beverly Enterprises, Inc.                                                                              115,600
                  --------------------------------------------------------------------------------------------------
          2,600   Bristol-Myers Squibb Co.                                                                                  243,425
                  --------------------------------------------------------------------------------------------------
          1,200   Merck & Co., Inc.                                                                                         113,475
                  --------------------------------------------------------------------------------------------------
          3,400   (a)Perrigo Co.                                                                                             48,450
                  --------------------------------------------------------------------------------------------------
          5,800   Pharmacia & Upjohn, Inc.                                                                                  195,750
                  --------------------------------------------------------------------------------------------------
          2,000   Smithkline Beecham, ADR                                                                                    99,250
                  --------------------------------------------------------------------------------------------------
          4,000   U.S. Surgical Corp.                                                                                       105,500
                  --------------------------------------------------------------------------------------------------
          1,900   United Healthcare Corp.                                                                                    98,919
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,163,369
                  --------------------------------------------------------------------------------------------------   ------------
PRODUCER MANUFACTURING -- 0.8%
--------------------------------------------------------------------------------------------------------------------
          6,600   ITT Industries, Inc.                                                                                      209,550
                  --------------------------------------------------------------------------------------------------
          4,200   Ingersoll-Rand Co.                                                                                        171,675
                  --------------------------------------------------------------------------------------------------
          2,900   Johnson Controls, Inc.                                                                                    132,856
                  --------------------------------------------------------------------------------------------------
          4,100   (a)Lexmark Intl. Group, Class A                                                                           130,688
                  --------------------------------------------------------------------------------------------------
            800   Loews Corp.                                                                                                84,900
                  --------------------------------------------------------------------------------------------------
          2,000   PACCAR, Inc.                                                                                              110,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     839,669
                  --------------------------------------------------------------------------------------------------   ------------


                          FEDERATED MANAGED INCOME FUND

    SHARES                                                                                                               VALUE IN
   OR UNITS                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
RETAIL TRADE -- 0.5%
--------------------------------------------------------------------------------------------------------------------
          2,400   Dayton-Hudson Corp.                                                                                      $159,450
                  --------------------------------------------------------------------------------------------------
         15,300   (a)K Mart Corp.                                                                                           192,206
                  --------------------------------------------------------------------------------------------------
          6,300   Wal-Mart Stores, Inc.                                                                                     251,606
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     603,262
                  --------------------------------------------------------------------------------------------------   ------------
SERVICES -- 0.9%
--------------------------------------------------------------------------------------------------------------------
            900   ABB AB, ADR                                                                                               111,600
                  --------------------------------------------------------------------------------------------------
          2,800   Browning-Ferris Industries, Inc.                                                                           99,925
                  --------------------------------------------------------------------------------------------------
            800   News Corp., Ltd., ADR                                                                                      17,350
                  --------------------------------------------------------------------------------------------------
         10,900   News Corp., Ltd., ADR                                                                                     215,275
                  --------------------------------------------------------------------------------------------------
          5,300   Readers Digest Association, Inc., Class A                                                                 126,869
                  --------------------------------------------------------------------------------------------------
          2,348   (a)TCI Ventures Group, Class A                                                                             53,124
                  --------------------------------------------------------------------------------------------------
            560   (a)Tricon Global Restaurants, Inc.                                                                         18,935
                  --------------------------------------------------------------------------------------------------
          2,800   (a)Viacom, Inc., Class A                                                                                   97,300
                  --------------------------------------------------------------------------------------------------
          1,800   (a)Viacom, Inc., Class B                                                                                   63,000
                  --------------------------------------------------------------------------------------------------
          7,700   Waste Management, Inc.                                                                                    189,613
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     992,991
                  --------------------------------------------------------------------------------------------------   ------------
TECHNOLOGY -- 1.0%
--------------------------------------------------------------------------------------------------------------------
          3,200   AMP, Inc.                                                                                                 139,000
                  --------------------------------------------------------------------------------------------------
          2,800   (a)Cabletron Systems, Inc.                                                                                 64,400
                  --------------------------------------------------------------------------------------------------
          5,600   First Data Corp.                                                                                          158,550
                  --------------------------------------------------------------------------------------------------
          1,200   International Business Machines Corp.                                                                     131,475
                  --------------------------------------------------------------------------------------------------
            900   Matsushita Electric Industrial Co., ADR                                                                   139,556
                  --------------------------------------------------------------------------------------------------
         12,400   (a)Novell, Inc.                                                                                           114,700
                  --------------------------------------------------------------------------------------------------
          1,300   Raytheon Co.                                                                                               72,719
                  --------------------------------------------------------------------------------------------------
          4,300   (a)Seagate Technology, Inc.                                                                                97,556
                  --------------------------------------------------------------------------------------------------
          2,600   (a) Storage Technology Corp.                                                                              167,863
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,085,819
                  --------------------------------------------------------------------------------------------------   ------------
TELECOMMUNICATIONS & CELLULAR -- 0.0%
--------------------------------------------------------------------------------------------------------------------
             38   (a)NEXTEL Communications, Inc., Class A                                                                       960
                  --------------------------------------------------------------------------------------------------   ------------
TRANSPORTATION -- 0.3%
--------------------------------------------------------------------------------------------------------------------
          3,000   CNF Transporation, Inc.                                                                                   130,500
                  --------------------------------------------------------------------------------------------------
          2,935   KLM Royal Dutch Airlines                                                                                  105,660
                  --------------------------------------------------------------------------------------------------
          2,700   Ryder Systems, Inc.                                                                                        98,044
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     334,204
                  --------------------------------------------------------------------------------------------------   ------------


                          FEDERATED MANAGED INCOME FUND

    SHARES                                                                                                               VALUE IN
   OR UNITS                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
UTILITIES -- 1.3%
--------------------------------------------------------------------------------------------------------------------
          2,300   CMS Energy Corp.                                                                                         $ 90,563
                  --------------------------------------------------------------------------------------------------
          1,700   Coastal Corp.                                                                                              99,556
                  --------------------------------------------------------------------------------------------------
          1,600   Columbia Gas System, Inc.                                                                                 116,400
                  --------------------------------------------------------------------------------------------------
          4,300   Entergy Corp.                                                                                             111,800
                  --------------------------------------------------------------------------------------------------
          1,700   GTE Corp.                                                                                                  85,956
                  --------------------------------------------------------------------------------------------------
          4,300   Houston Industries, Inc.                                                                                  101,856
                  --------------------------------------------------------------------------------------------------
          5,700   MCI Communications Corp.                                                                                  250,444
                  --------------------------------------------------------------------------------------------------
          4,900   P G & E Corp.                                                                                             138,425
                  --------------------------------------------------------------------------------------------------
          2,900   Public Service Enterprises Group, Inc.                                                                     84,644
                  --------------------------------------------------------------------------------------------------
          6,852   (a)Tele-Communications, Inc., Class A                                                                     156,954
                  --------------------------------------------------------------------------------------------------
          2,700   U.S. West, Inc.                                                                                           122,006
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,358,604
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL LARGE COMPANY                                                                                    10,723,572
                  --------------------------------------------------------------------------------------------------   ------------
UTILITY STOCKS -- 4.6%
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES: CENTRAL -- 1.0%
--------------------------------------------------------------------------------------------------------------------
          4,300   American Electric Power Co., Inc.                                                                         213,119
                  --------------------------------------------------------------------------------------------------
          5,200   CMS Energy Corp.                                                                                          204,750
                  --------------------------------------------------------------------------------------------------
          5,200   Cinergy Corp.                                                                                             185,250
                  --------------------------------------------------------------------------------------------------
          7,500   DPL, Inc.                                                                                                 196,875
                  --------------------------------------------------------------------------------------------------
          4,400   NIPSCO Industries, Inc.                                                                                   205,975
                  --------------------------------------------------------------------------------------------------
          1,700   Northern States Power Co.                                                                                  93,288
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,099,257
                  --------------------------------------------------------------------------------------------------   ------------
ELECTRIC UTILITIES: EAST -- 0.3%
--------------------------------------------------------------------------------------------------------------------
          3,400   Baltimore Gas & Electric Co.                                                                              104,338
                  --------------------------------------------------------------------------------------------------
          6,600   DQE, Inc.                                                                                                 219,038
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     323,376
                  --------------------------------------------------------------------------------------------------   ------------
ELECTRIC UTILITIES: SOUTH -- 1.4%
--------------------------------------------------------------------------------------------------------------------
          2,500   Carolina Power & Light Co.                                                                                 93,438
                  --------------------------------------------------------------------------------------------------
          2,500   Dominion Resources, Inc.                                                                                   97,188
                  --------------------------------------------------------------------------------------------------
          5,800   Duke Energy Corp.                                                                                         301,600
                  --------------------------------------------------------------------------------------------------
          4,900   FPL Group, Inc.                                                                                           274,094
                  --------------------------------------------------------------------------------------------------
          6,300   Houston Industries, Inc.                                                                                  149,231
                  --------------------------------------------------------------------------------------------------
         12,500   Southern Co.                                                                                              300,000
                  --------------------------------------------------------------------------------------------------



                          FEDERATED MANAGED INCOME FUND

SHARES OR UNITS
  OR PRINCIPAL                                                                                                           VALUE IN
    AMOUNT                                                                                                             U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
UTILITY STOCKS-- CONTINUED
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES: SOUTH -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          7,200   TECO Energy, Inc.                                                                                        $184,500
                  --------------------------------------------------------------------------------------------------
          4,000   Texas Utilities Co.                                                                                       160,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,560,051
                  --------------------------------------------------------------------------------------------------   ------------
ELECTRIC UTILITIES: WEST -- 0.7%
--------------------------------------------------------------------------------------------------------------------
          5,600   Edison International                                                                                      150,150
                  --------------------------------------------------------------------------------------------------
          7,500   P G & E Corp.                                                                                             211,875
                  --------------------------------------------------------------------------------------------------
          6,200   Pacificorp                                                                                                144,538
                  --------------------------------------------------------------------------------------------------
          6,100   Pinnacle West Capital Corp.                                                                               235,231
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     741,794
                  --------------------------------------------------------------------------------------------------   ------------
NATURAL GAS DISTRIBUTION -- 0.5%
--------------------------------------------------------------------------------------------------------------------
          2,500   Consolidated Natural Gas Co.                                                                              150,938
                  --------------------------------------------------------------------------------------------------
          5,900   MCN Corp.                                                                                                 225,306
                  --------------------------------------------------------------------------------------------------
          4,100   Pacific Enterprises                                                                                       145,038
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     521,282
                  --------------------------------------------------------------------------------------------------   ------------
OIL/GAS TRANSMISSION -- 0.7%
--------------------------------------------------------------------------------------------------------------------
          1,700   Coastal Corp.                                                                                              99,556
                  --------------------------------------------------------------------------------------------------
          2,000   Columbia Gas System, Inc.                                                                                 145,500
                  --------------------------------------------------------------------------------------------------
          5,400   Enron Corp.                                                                                               209,250
                  --------------------------------------------------------------------------------------------------
          2,600   Sonat, Inc.                                                                                               113,263
                  --------------------------------------------------------------------------------------------------
          4,300   Williams Companies, Inc.                                                                                  229,781
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     797,350
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL UTILITY STOCKS                                                                                    5,043,110
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL STOCKS (IDENTIFIED COST $13,545,781)                                                             15,766,682
                  --------------------------------------------------------------------------------------------------   ------------
BONDS -- 87.7%
--------------------------------------------------------------------------------------------------------------------
TREASURY AND GOVERNMENT SECURITIES -- 44.7%
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY -- 36.0%
--------------------------------------------------------------------------------------------------------------------
     $6,060,000   United States Treasury Bond, 7.25%, 5/15/2004                                                           6,503,350
                  --------------------------------------------------------------------------------------------------
      4,200,000   United States Treasury Bond, 8.125%, 5/15/2021                                                          5,226,522
                  --------------------------------------------------------------------------------------------------
     11,698,000   United States Treasury Note, 5.75%, 8/15/2003                                                          11,635,065
                  --------------------------------------------------------------------------------------------------
      1,000,000   United States Treasury Note, 5.875%, 2/15/2004                                                          1,001,490
                  --------------------------------------------------------------------------------------------------
      6,840,000   United States Treasury Note, 6.125%, 8/15/2007                                                          6,975,637
                  --------------------------------------------------------------------------------------------------
      7,125,000   United States Treasury Note, 6.50%, 10/15/2006                                                          7,410,998
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                  38,753,062
                  --------------------------------------------------------------------------------------------------   ------------



                          FEDERATED MANAGED INCOME FUND

   PRINCIPAL                                                                                                             VALUE IN
    AMOUNT                                                                                                             U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TREASURY AND GOVERNMENT SECURITIES -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
(D)REPURCHASE AGREEMENTS -- 8.7%
--------------------------------------------------------------------------------------------------------------------
     $7,380,000   BT Securities Corp., 5.730%, dated 11/28/1997, due 12/1/1997                                           $7,380,000
                  --------------------------------------------------------------------------------------------------
      2,000,000   (e)UBS Securities, Inc., 5.700%, dated 11/24/1997, due 1/14/1998                                        2,000,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total (at amortized cost)                                                                               9,380,000
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL TREASURY AND GOVERNMENT SECURITIES                                                               48,133,062
                  --------------------------------------------------------------------------------------------------   ------------
MORTGAGE-BACKED SECURITIES -- 26.9%
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY -- 26.9%
--------------------------------------------------------------------------------------------------------------------
         45,554   Federal Home Loan Mortgage Corp., 9.50%, 6/1/2021                                                          49,497
                  --------------------------------------------------------------------------------------------------
        105,103   Federal Home Loan Mortgage Corp., 9.50%, 4/1/2021                                                         113,347
                  --------------------------------------------------------------------------------------------------
        405,055   Federal Home Loan Mortgage Corp., 7.50%, 5/1/2024                                                         415,307
                  --------------------------------------------------------------------------------------------------
        214,598   Federal Home Loan Mortgage Corp., 7.00%, 7/1/2024                                                         216,542
                  --------------------------------------------------------------------------------------------------
        927,004   Federal Home Loan Mortgage Corp., 6.50%, 9/1/2025                                                         915,130
                  --------------------------------------------------------------------------------------------------
        942,107   Federal Home Loan Mortgage Corp., 7.00%, 2/1/2026                                                         947,703
                  --------------------------------------------------------------------------------------------------
      3,050,000   Federal Home Loan Mortgage Corp., 6.00%, 11/1/2027                                                      2,986,133
                  --------------------------------------------------------------------------------------------------
        810,908   Federal Home Loan Mortgage Corp., 6.50%, 4/1/2026                                                         802,297
                  --------------------------------------------------------------------------------------------------
        811,484   Federal Home Loan Mortgage Corp., 7.50%, 7/1/2026                                                         829,491
                  --------------------------------------------------------------------------------------------------
      1,100,169   Federal Home Loan Mortgage Corp., 6.50%, 3/1/2011                                                       1,097,419
                  --------------------------------------------------------------------------------------------------
        294,334   Federal Home Loan Mortgage Corp., 8.00%, 9/1/2010                                                         304,635
                  --------------------------------------------------------------------------------------------------
        640,090   Federal Home Loan Mortgage Corp., 7.00%, 4/1/2009                                                         648,488
                  --------------------------------------------------------------------------------------------------
        217,045   Federal Home Loan Mortgage Corp., 6.50%, 5/1/2011                                                         216,502
                  --------------------------------------------------------------------------------------------------
        888,649   Federal Home Loan Mortgage Corp., 7.50%, 7/1/2011                                                         910,314
                  --------------------------------------------------------------------------------------------------
        583,363   Federal Home Loan Mortgage Corp., 6.00%, 5/1/2003                                                         577,529
                  --------------------------------------------------------------------------------------------------
        396,177   Federal National Mortgage Association, 7.00%, 5/1/2001                                                    400,138
                  --------------------------------------------------------------------------------------------------
        441,526   Federal National Mortgage Association, 7.00%, 7/1/2024                                                    444,701
                  --------------------------------------------------------------------------------------------------
        688,082   Federal National Mortgage Association, 8.50%, 7/1/2024                                                    721,413
                  --------------------------------------------------------------------------------------------------
        531,956   Federal National Mortgage Association, 7.50%, 10/1/2011                                                   544,425
                  --------------------------------------------------------------------------------------------------
        986,519   Federal National Mortgage Association, 7.00%, 8/1/2027                                                    988,058
                  --------------------------------------------------------------------------------------------------
        359,388   Federal National Mortgage Association, 8.00%, 11/1/2024                                                   372,617
                  --------------------------------------------------------------------------------------------------
        332,222   Federal National Mortgage Association, 9.00%, 2/1/2025                                                    353,610
                  --------------------------------------------------------------------------------------------------
        122,572   Federal National Mortgage Association, 8.50%, 2/1/2025                                                    128,394
                  --------------------------------------------------------------------------------------------------
        772,417   Federal National Mortgage Association, 7.50%, 7/1/2025                                                    790,523
                  --------------------------------------------------------------------------------------------------
        875,656   Federal National Mortgage Association, 7.00%, 7/1/2025                                                    880,857
                  --------------------------------------------------------------------------------------------------
        906,614   Federal National Mortgage Association, 6.00%, 3/1/2011                                                    891,455
                  --------------------------------------------------------------------------------------------------
        887,172   Federal National Mortgage Association, 6.50%, 2/1/2026                                                    871,833
                  --------------------------------------------------------------------------------------------------
        954,143   Federal National Mortgage Association, 7.50%, 10/1/2026                                                   974,419
                  --------------------------------------------------------------------------------------------------


                          FEDERATED MANAGED INCOME FUND

   PRINCIPAL                                                                                                             VALUE IN
    AMOUNT                                                                                                             U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
       $409,875   Federal National Mortgage Association, 7.00%, 8/1/2011                                                   $414,486
                  --------------------------------------------------------------------------------------------------
      1,155,724   Federal National Mortgage Association, 8.00%, 5/1/2027                                                  1,196,394
                  --------------------------------------------------------------------------------------------------
        282,026   Federal National Mortgage Association, 10.50%, 1/1/2021                                                   315,429
                  --------------------------------------------------------------------------------------------------
      2,000,000   (c)Federal National Mortgage Association TBA, 8.00%                                                     2,068,740
                  --------------------------------------------------------------------------------------------------
        891,834   Government National Mortgage Association, 8.00%, 6/15/2022                                                927,507
                  --------------------------------------------------------------------------------------------------
        823,193   Government National Mortgage Association, 7.00%, 10/15/2023                                               828,083
                  --------------------------------------------------------------------------------------------------
        405,694   Government National Mortgage Association, 8.50%, 10/15/2024                                               426,741
                  --------------------------------------------------------------------------------------------------
      1,437,992   Government National Mortgage Association, 7.50%, 3/15/2026                                              1,468,103
                  --------------------------------------------------------------------------------------------------
        579,234   Government National Mortgage Association, 7.00%, 7/15/2024                                                582,675
                  --------------------------------------------------------------------------------------------------
      1,229,833   Government National Mortgage Association, 9.00%, 11/15/2017                                             1,334,369
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL MORTGAGE-BACKED SECURITIES                                                                       28,955,304
                  --------------------------------------------------------------------------------------------------   ------------
HIGH YIELD BONDS -- 2.2%
--------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         38,000   Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004                                                42,370
                  --------------------------------------------------------------------------------------------------
         50,000   Collins & Aikman Products, Sr. Sub. Note, 11.50%, 4/15/2006                                                56,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      99,120
                  --------------------------------------------------------------------------------------------------   ------------
BANKING -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   First Nationwide Escrow , Sr. Sub. Note, 10.625%, 10/1/2003                                                55,875
                  --------------------------------------------------------------------------------------------------   ------------
BROADCAST RADIO & TV -- 0.2%
--------------------------------------------------------------------------------------------------------------------
                  American Radio Systems Corp., 262 PIK Pfd., 11.375%                                                        30,916
                  --------------------------------------------------------------------------------------------------
                  Chancellor Media Corp., 500 PIK Pfd., Series A, 12.25%                                                     70,250
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Fox/Liberty Networks, LLC, Sr. Disc. Note, 8/15/2007                                                    31,375
                  --------------------------------------------------------------------------------------------------
                  (b)Sinclair Broadcast Group, Inc., 500 Pfd., $11.625                                                       55,250
                  --------------------------------------------------------------------------------------------------
         25,000   Sullivan Broadcasting, Sr. Sub. Note, 10.25%, 12/15/2005                                                   26,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     214,541
                  --------------------------------------------------------------------------------------------------   ------------
BUSINESS EQUIPMENT & SERVICES -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   (b)Dialog Corporation PLC, Sr. Sub. Note, 11.00%, 11/15/2007                                               51,125
                  --------------------------------------------------------------------------------------------------
         32,000   Knoll, Inc., Sr. Sub. Note, 10.875%, 3/15/2006                                                             35,840
                  --------------------------------------------------------------------------------------------------
         17,000   United Stationers Supply, Sr. Sub. Note, 12.75%, 5/1/2005                                                  19,423
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     106,388
                  --------------------------------------------------------------------------------------------------   ------------
CABLE TELEVISION -- 0.3%
--------------------------------------------------------------------------------------------------------------------
         50,000   Cablevision Systems Corp., Sr. Sub. Note, 9.875%, 5/15/2006                                                54,375
                  --------------------------------------------------------------------------------------------------
         50,000   Charter Communication Southeast, Sr. Note, 11.25%, 3/15/2006                                               55,750
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Diamond Cable Comm. PLC, Sr. Disc. Note, 2/15/2007                                                      33,250
                  --------------------------------------------------------------------------------------------------




                          FEDERATED MANAGED INCOME FUND

   PRINCIPAL                                                                                                             VALUE IN
    AMOUNT                                                                                                             U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
        $25,000   Echostar Satellite Broadcasting Corp. Sr. Disc. Note, 0/13.125%, 3/15/2004                                $20,875
                  --------------------------------------------------------------------------------------------------
         50,000   International Cabletel, Sr. Defd. Cpn. Note, 2/1/2006                                                      38,375
                  --------------------------------------------------------------------------------------------------
         25,000   Pegasus Media , Note, 12.50%, 7/1/2005                                                                     28,625
                  --------------------------------------------------------------------------------------------------
         25,000   Rogers Cablesystems Inc., Sr. Secd. 2nd Priority Note, 10.00%, 12/1/2007                                   27,375
                  --------------------------------------------------------------------------------------------------
         50,000   Telewest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007                                                          38,375
                  --------------------------------------------------------------------------------------------------
         50,000   UIH Australia/Pacific, Sr. Disc. Note, 0/14.00%, 5/15/2006                                                 32,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     329,750
                  --------------------------------------------------------------------------------------------------   ------------
CLOTHING & TEXTILES -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   Westpoint Stevens, Inc., Sr. Sub. Deb., 9.375%, 12/15/2005                                                 52,625
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER PRODUCTS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         25,000   Hosiery Corp. Of America, Sr. Sub. Note, 13.75%, 8/1/2002                                                  27,125
                  --------------------------------------------------------------------------------------------------
         25,000   Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                                            25,188
                  --------------------------------------------------------------------------------------------------
         25,000   Revlon Consumer Products, Sr. Sub. Note, 10.50%, 2/15/2003                                                 26,531
                  --------------------------------------------------------------------------------------------------
         25,000   Simmons Co., Sr. Sub. Note, 10.75%, 4/15/2006                                                              26,250
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     105,094
                  --------------------------------------------------------------------------------------------------   ------------
ECOLOGICAL SERVICES & EQUIPMENT -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Allied Waste N.A., Inc., Company Guarantee, 10.25%, 12/1/2006                                              54,750
                  --------------------------------------------------------------------------------------------------   ------------
FOOD & DRUG RETAILERS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         25,000   Carr Gottstein Foods Co., Sr. Sub. Note, 12.00%, 11/15/2005                                                27,875
                  --------------------------------------------------------------------------------------------------
         50,000   Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                                                           56,375
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      84,250
                  --------------------------------------------------------------------------------------------------   ------------
FOOD PRODUCTS -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         25,000   Van De Kamp's, Inc., Sr. Sub. Note, 12.00%, 9/15/2005                                                      27,875
                  --------------------------------------------------------------------------------------------------   ------------
FOOD SERVICES -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   (b)AmeriServe Food Dist. Inc, Sr. Sub. Note, 10.125%, 7/15/2007                                            52,000
                  --------------------------------------------------------------------------------------------------   ------------
FOREST PRODUCTS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         25,000   Four M Corp., Sr. Note, 12.00%, 6/1/2006                                                                   26,750
                  --------------------------------------------------------------------------------------------------
         25,000   Stone Container, Sr. Note, 11.50%, 10/1/2004                                                               27,375
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      54,125
                  --------------------------------------------------------------------------------------------------   ------------
HEALTHCARE -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Dade International, Inc., Sr. Sub. Note, 11.125%, 5/1/2006                                                 55,875
                  --------------------------------------------------------------------------------------------------
         50,000   Tenet Healthcare, Sr. Sub. Note, 8.625%, 1/15/2007                                                         51,375
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     107,250
                  --------------------------------------------------------------------------------------------------   ------------



                          FEDERATED MANAGED INCOME FUND

   PRINCIPAL                                                                                                             VALUE IN
    AMOUNT                                                                                                             U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HOTELS, MOTELS, INNS & CASINOS -- 0.0%
--------------------------------------------------------------------------------------------------------------------
        $25,000   Courtyard By Marriott, Sr. Note, 10.75%, 2/1/2008                                                         $27,188
                  --------------------------------------------------------------------------------------------------   ------------
INDUSTRIAL PRODUCTS & EQUIPMENT -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         25,000   Cabot Safety Corp., Sr. Sub. Note, 12.50%, 7/15/2005                                                       28,125
                  --------------------------------------------------------------------------------------------------   ------------
LEISURE & ENTERTAINMENT -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   AMF Group, Inc., Sr. Sub. Disc. Note, 0/12.25%, 3/15/2006                                                  39,000
                  --------------------------------------------------------------------------------------------------
         25,000   Cobblestone Golf, Sr. Note, 11.50%, 6/1/2003                                                               27,125
                  --------------------------------------------------------------------------------------------------
         50,000   Premier Parks, Sr. Note, 12.00%, 8/15/2003                                                                 55,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     121,875
                  --------------------------------------------------------------------------------------------------   ------------
MACHINERY & EQUIPMENT -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Alvey Systems, Sr. Sub. Note, 11.375%, 1/31/2003                                                           53,250
                  --------------------------------------------------------------------------------------------------   ------------
OIL & GAS -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   Forcenergy, Inc., Sr. Sub. Note, 8.50%, 2/15/2007                                                          50,500
                  --------------------------------------------------------------------------------------------------   ------------
PRINTING & PUBLISHING -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Garden State Newspapers, Inc., Sr. Sub. Note, 12.00%, 7/1/2004                                             56,250
                  --------------------------------------------------------------------------------------------------   ------------
REAL ESTATE -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         17,000   Trizec Finance, Sr. Note, 10.875%, 10/15/2005                                                              19,210
                  --------------------------------------------------------------------------------------------------   ------------
STEEL -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         25,000   GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004                                            27,625
                  --------------------------------------------------------------------------------------------------   ------------
SURFACE TRANSPORTATION -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         25,000   Ameritruck Distribution, Sr. Sub. Note, 12.25%, 11/15/2005                                                 26,375
                  --------------------------------------------------------------------------------------------------
         25,000   Gearbulk Holding Limited, Sr. Note, 11.25%, 12/1/2004                                                      27,531
                  --------------------------------------------------------------------------------------------------
         50,000   Stena AB, Sr. Note, 10.50%, 12/15/2005                                                                     54,688
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     108,594
                  --------------------------------------------------------------------------------------------------   ------------
TELECOMMUNICATIONS & CELLULAR -- 0.4%
--------------------------------------------------------------------------------------------------------------------
         50,000   American Communications, Sr. Disc. Note, 0/12.75%, 4/1/2006                                                35,750
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Hermes Europe Railtel B.V, Sr. Note, 11.50%, 8/15/2007                                                  55,000
                  --------------------------------------------------------------------------------------------------
         50,000   Intermedia Communications, Sr. Disc. Note, 0/12.50%, 5/15/2006                                             39,000
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Metronet Communications, Unit, 12.00%, 8/15/2007                                                        56,750
                  --------------------------------------------------------------------------------------------------
         25,000   NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.75%, 8/15/2004                                            21,688
                  --------------------------------------------------------------------------------------------------
         25,000   Paging Network, Inc., Sr. Sub. Note, 10.00%, 10/15/2008                                                    25,938
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Qwest Communications, Inc., Sr. Disc. Note, 10/15/2007                                                  32,500
                  --------------------------------------------------------------------------------------------------
         50,000   Teleport Communications, Sr. Disc. Note, 0/11.125%, 7/1/2007                                               39,813
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Telesystem International, Sr. Disc. Note, 11/1/2007                                                     27,500
                  --------------------------------------------------------------------------------------------------



                          FEDERATED MANAGED INCOME FUND

   PRINCIPAL                                                                                                             VALUE IN
    AMOUNT                                                                                                             U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS & CELLULAR -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
        $50,000   Vanguard Cellular Systems, Deb., 9.375%, 4/15/2006                                                        $52,375
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     386,314
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         25,000   California Energy Co., Sr. Note, 10.25%, 1/15/2004                                                         27,125
                  --------------------------------------------------------------------------------------------------
                  El Paso Electric Co., 604 PIK Pfd., Series A, 11.40%                                                       66,138
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      93,263
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL HIGH YIELD BONDS                                                                                  2,315,837
                  --------------------------------------------------------------------------------------------------   ------------
INVESTMENT GRADE BONDS -- 9.4%
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        250,000   McDonnell Douglas Finance, Note, 9.40%, 10/15/2001                                                        265,000
                  --------------------------------------------------------------------------------------------------   ------------
BANKING -- 1.1%
--------------------------------------------------------------------------------------------------------------------
        250,000   Chase Manhattan, Sub. Note, 8.00%, 5/1/2005                                                               252,175
                  --------------------------------------------------------------------------------------------------
        200,000   National Bank of Canada, Sub. Note, 8.125%, 8/15/2004                                                     216,458
                  --------------------------------------------------------------------------------------------------
        285,000   PNC Funding Corp, Sub. Note, 6.875%, 7/15/2007                                                            290,273
                  --------------------------------------------------------------------------------------------------
        350,000   Santander Finance Issuances, Bank Guarantee, 7.875%, 4/15/2005                                            372,761
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,131,667
                  --------------------------------------------------------------------------------------------------   ------------
BEVERAGE & TOBACCO -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        100,000   Philip Morris Cos., Inc., Deb., 6.00%, 7/15/2001                                                           97,881
                  --------------------------------------------------------------------------------------------------
        100,000   Philip Morris, Deb., 8.625%, 3/1/1999                                                                     102,933
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     200,814
                  --------------------------------------------------------------------------------------------------   ------------
BROADCAST RADIO & TV -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        175,000   SCI Television, Sr. Secd. Note, 11.00%, 6/30/2005                                                         182,313
                  --------------------------------------------------------------------------------------------------   ------------
CABLE TELEVISION -- 0.5%
--------------------------------------------------------------------------------------------------------------------
        515,000   TKR Cable Inc., 10.50%, 10/30/2007                                                                        573,092
                  --------------------------------------------------------------------------------------------------   ------------
CHEMICALS & PLASTICS -- 0.3%
--------------------------------------------------------------------------------------------------------------------
        350,000   (b)Bayer Corp., Deb., 6.50%, 10/1/2002                                                                    353,056
                  --------------------------------------------------------------------------------------------------   ------------
EDUCATION -- 0.3%
--------------------------------------------------------------------------------------------------------------------
        300,000   Boston University, 7.625%, 7/15/2097                                                                      323,741
                  --------------------------------------------------------------------------------------------------   ------------
ELECTRONICS -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        200,000   Harris Corp, Deb., 10.375%, 12/1/2018                                                                     217,546
                  --------------------------------------------------------------------------------------------------   ------------
FINANCE -- RETAIL -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        250,000   Household Finance, Deb., 6.45%, 2/1/2009                                                                  244,650
                  --------------------------------------------------------------------------------------------------   ------------



                          FEDERATED MANAGED INCOME FUND

   PRINCIPAL                                                                                                             VALUE IN
    AMOUNT                                                                                                             U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARIES -- 0.7%
--------------------------------------------------------------------------------------------------------------------
       $250,000   Green Tree Financial Corp, Sr. Sub. Note, 10.25%, 6/1/2002                                               $287,138
                  --------------------------------------------------------------------------------------------------
        325,000   Lehman Brothers, Inc., Sr. Sub. Note, 7.375%, 1/15/2007                                                   334,633
                  --------------------------------------------------------------------------------------------------
        100,000   Salomon, Inc., Note, 7.20%, 2/1/2004                                                                      102,674
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     724,445
                  --------------------------------------------------------------------------------------------------   ------------
FOREST PRODUCTS -- 0.7%
--------------------------------------------------------------------------------------------------------------------
        400,000   Quno Corp., Sr. Note, 9.125%, 5/15/2005                                                                   431,000
                  --------------------------------------------------------------------------------------------------
        250,000   Repap Wisconsin, Inc., 2nd Priority Sr. Secd. Note, 9.875%, 5/1/2006                                      272,975
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     703,975
                  --------------------------------------------------------------------------------------------------   ------------
GOVERNMENT AGENCY -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        250,000   Federal National Mortgage Association, 8.59%, 2/3/2005                                                    251,228
                  --------------------------------------------------------------------------------------------------   ------------
INSURANCE -- 1.7%
--------------------------------------------------------------------------------------------------------------------
        250,000   AFC Capital Trust I, Bond, 8.207%, 2/3/2027                                                               270,660
                  --------------------------------------------------------------------------------------------------
         85,000   American General Corp., S.F. Deb., 9.625%, 2/1/2018                                                        89,476
                  --------------------------------------------------------------------------------------------------
        350,000   Conseco, Inc., Sr. Note, 10.50%, 12/15/2004                                                               420,273
                  --------------------------------------------------------------------------------------------------
        265,000   Continental Corp, Note, 8.25%, 4/15/1999                                                                  272,637
                  --------------------------------------------------------------------------------------------------
        250,000   Delphi Funding, LLC, 9.31%  Capital Securities, Series A                                                  271,665
                  --------------------------------------------------------------------------------------------------
        250,000   Sunamerica Inc, Medium Term Note, 7.34%, 8/30/2005                                                        260,775
                  --------------------------------------------------------------------------------------------------
        250,000   USF&G Corp., Company Guarantee, 8.47%, 1/10/2027                                                          264,578
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,850,064
                  --------------------------------------------------------------------------------------------------   ------------
METALS & MINING -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        225,000   Barrick Gold Corp., Deb., 7.50%, 5/1/2007                                                                 237,227
                  --------------------------------------------------------------------------------------------------   ------------
OIL & GAS -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        250,000   USX Corp., Note, 6.375%, 7/15/1998                                                                        251,118
                  --------------------------------------------------------------------------------------------------   ------------
PRINTING & PUBLISHING -- 0.4%
--------------------------------------------------------------------------------------------------------------------
        400,000   News America Holdings, Sr. Note, 7.50%, 3/1/2000                                                          408,924
                  --------------------------------------------------------------------------------------------------   ------------
RETAILERS -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        200,000   Harcourt General, Sr. Deb., 7.20%, 8/1/2027                                                               201,128
                  --------------------------------------------------------------------------------------------------   ------------
SERVICES -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        250,000   Loewen Group Int'l, Sr. Note, 8.25%, 4/15/2003                                                            259,523
                  --------------------------------------------------------------------------------------------------   ------------
SOVEREIGN GOVERNMENT -- 0.6%
--------------------------------------------------------------------------------------------------------------------
        300,000   (b)Freeport Terminal (Malta), Gtd. Global Note, 7.50%, 3/29/2009                                          314,919
                  --------------------------------------------------------------------------------------------------
        100,000   Republic of South Africa, Global Bond Deb., 9.625%, 12/15/1999                                            105,750
                  --------------------------------------------------------------------------------------------------
        250,000   Republic of Colombia, Note, 7.25%, 2/15/2003                                                              238,625
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     659,294
                  --------------------------------------------------------------------------------------------------   ------------



                          FEDERATED MANAGED INCOME FUND

   PRINCIPAL
    AMOUNT
  OR FOREIGN
   CURRENCY                                                                                                              VALUE IN
   PAR VALUE                                                                                                           U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SURFACE TRANSPORTATION -- 0.3%
--------------------------------------------------------------------------------------------------------------------
       $300,000   Trans Ocean Container Corp., Sr. Sub. Note, 12.25%,                                                      $345,825
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 0.8%
--------------------------------------------------------------------------------------------------------------------
        300,000   Duke Power Co., 1st Mtg. Note, 7.00%, 9/1/2005                                                            305,085
                  --------------------------------------------------------------------------------------------------
        250,000   Enersis S.A., Note, 7.40%, 12/1/2016                                                                      251,295
                  --------------------------------------------------------------------------------------------------
        300,000   Gulf States Util, FMB, 6.75%, 10/1/1998                                                                   300,582
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     856,962
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL INVESTMENT GRADE BONDS                                                                           10,241,592
                  --------------------------------------------------------------------------------------------------   ------------
FOREIGN BONDS -- 4.5%
--------------------------------------------------------------------------------------------------------------------
AUSTRALIAN DOLLAR -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        165,000   Federal National Mortgage Association, 6.50%, 7/10/2002                                                   114,994
                  --------------------------------------------------------------------------------------------------
         74,000   Queensland TreasGlobal Notes, Deb., 10.50%, 5/15/2003                                                      60,571
                  --------------------------------------------------------------------------------------------------
         25,000   West Australia Treas Corp, Local Gov't. Guarantee, 8.00%, 7/15/2003                                        18,541
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     194,106
                  --------------------------------------------------------------------------------------------------   ------------
BELGIUM FRANC -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        514,000   Belgian Govt., Bond, 6.50%, 3/31/2005                                                                      15,024
                  --------------------------------------------------------------------------------------------------
      2,000,000   Belgium Kingdom, 7.75%, 10/15/2004                                                                         62,356
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      77,380
                  --------------------------------------------------------------------------------------------------   ------------
CANADIAN DOLLAR -- 0.3%
--------------------------------------------------------------------------------------------------------------------
        167,000   Canada Government, Deb., 6.50%, 6/1/2004                                                                  124,050
                  --------------------------------------------------------------------------------------------------
        200,000   Ontario Hydro, 9.00%, 6/24/2002                                                                           161,126
                  --------------------------------------------------------------------------------------------------
         34,000   Ontario Hydro, Bond, 7.75%, 11/3/2005                                                                      26,919
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     312,095
                  --------------------------------------------------------------------------------------------------   ------------
DANISH KRONE -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        898,000   Denmark -- Bullet, Bond, 8.00%, 3/15/2006                                                                 152,806
                  --------------------------------------------------------------------------------------------------
        600,000   Denmark, 8.00%, 5/15/2003                                                                                 100,149
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     252,955
                  --------------------------------------------------------------------------------------------------   ------------
FRENCH FRANC -- 0.2%
--------------------------------------------------------------------------------------------------------------------
         28,000   France O.A.T., Deb., 8.25%, 4/25/2022                                                                      39,628
                  --------------------------------------------------------------------------------------------------
        270,000   France O.A.T., Bond, 7.25%, 4/25/2006                                                                      51,637
                  --------------------------------------------------------------------------------------------------
         73,000   France O.A.T., Bond, 7.50%, 4/25/2005                                                                      91,939
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     183,204
                  --------------------------------------------------------------------------------------------------   ------------


                          FEDERATED MANAGED INCOME FUND

    FOREIGN
   CURRENCY                                                                                                              VALUE IN
   PAR VALUE                                                                                                           U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
DEUTSCHE MARK -- 1.2%
--------------------------------------------------------------------------------------------------------------------
         45,000   DG-HYPBK 5.75%, 1/22/2007                                                                                $ 25,798
                  --------------------------------------------------------------------------------------------------
         79,000   Deutschland Republic, Deb., 6.25%, 1/4/2024                                                                46,083
                  --------------------------------------------------------------------------------------------------
     38,000,000   KFW International Finance, 6.00%, 11/29/1999                                                              329,457
                  --------------------------------------------------------------------------------------------------
        100,000   KFW International Finance, Bank Guarantee, 6.75%, 6/20/2005                                                60,675
                  --------------------------------------------------------------------------------------------------
        600,000   KFW International Finance, 7.00%, 5/12/2000                                                               107,304
                  --------------------------------------------------------------------------------------------------
        700,000   Treuhandanstalt, 7.75%, 10/1/2002                                                                         442,149
                  --------------------------------------------------------------------------------------------------
        408,000   Treuhandanstalt, Foreign Gov't. Guarantee, 6.875%, 6/11/2003                                              250,121
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,261,587
                  --------------------------------------------------------------------------------------------------   ------------
GREEK DRACHMA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
     11,400,000   Hellenic Republic, FRN 10/23/2003                                                                          39,188
                  --------------------------------------------------------------------------------------------------   ------------
ITALIAN LIRA -- 0.4%
--------------------------------------------------------------------------------------------------------------------
     80,000,000   Btps, Bond, 10.50%, 11/1/2000                                                                              52,647
                  --------------------------------------------------------------------------------------------------
     95,000,000   Btps, Deb., 12.00%, 5/18/1999                                                                              59,829
                  --------------------------------------------------------------------------------------------------
    480,000,000   Buoni Poliennali Del Tes, 9.50%, 1/1/2005                                                                 337,027
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     449,503
                  --------------------------------------------------------------------------------------------------   ------------
JAPANESE YEN -- 0.3%
--------------------------------------------------------------------------------------------------------------------
     24,000,000   Export-Import Bank Japan, 4.375%, 10/1/2003                                                               218,327
                  --------------------------------------------------------------------------------------------------
     10,000,000   Interamerican Development, Deb., 7.25%, 5/15/2000                                                          90,842
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     309,169
                  --------------------------------------------------------------------------------------------------   ------------
NETHERLANDS GUILDER -- 0.3%
--------------------------------------------------------------------------------------------------------------------
         40,000   Bank Ned Gemeenten, Bond, 6.375%, 1/4/2006                                                                 21,205
                  --------------------------------------------------------------------------------------------------
         30,000   Bk Ned Gemeenten, Bond, 7.75%, 12/20/2004                                                                  17,058
                  --------------------------------------------------------------------------------------------------
         60,000   LKB-global Bd, Bank Guarantee, 6.00%, 1/25/2006                                                            34,857
                  --------------------------------------------------------------------------------------------------
        350,000   Netherlands Government, 5.75%, 1/15/2004                                                                  181,314
                  --------------------------------------------------------------------------------------------------
         60,000   Netherlands Government, 6.00%, 1/15/2006                                                                   31,430
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     285,864
                  --------------------------------------------------------------------------------------------------   ------------
NEW ZEALAND DOLLAR -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         41,000   New Zealand Government, 8.00%, 2/15/2001                                                                   26,092
                  --------------------------------------------------------------------------------------------------
         70,000   New Zealand Government, Bond, 8.00%, 7/15/1998                                                             43,381
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      69,473
                  --------------------------------------------------------------------------------------------------   ------------
NORWEGIAN KRONE--0.1%
--------------------------------------------------------------------------------------------------------------------
        330,000   NGB, Bond, 9.00%, 1/31/1999                                                                                48,219
                  --------------------------------------------------------------------------------------------------
        420,000   Norwegian Government, Bond, 7.00%, 5/31/2001                                                               62,112
                  --------------------------------------------------------------------------------------------------



                          FEDERATED MANAGED INCOME FUND

    FOREIGN
   CURRENCY                                                                                                              VALUE IN
   PAR VALUE                                                                                                           U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
NORWEGIAN KRONE -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
        315,000   Norwegian Govt., Foreign Gov't. Guarantee, 5.75%, 11/30/2004                                              $44,608
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     154,939
                  --------------------------------------------------------------------------------------------------   ------------
PORTUGUESE ESCUDO -- 0.0%
--------------------------------------------------------------------------------------------------------------------
      6,500,000   Portuguese Ot's, Bond, 11.875%, 2/23/2000                                                                  41,186
                  --------------------------------------------------------------------------------------------------   ------------
SPANISH PESETA -- 0.3%
--------------------------------------------------------------------------------------------------------------------
     20,000,000   Spanish Government, 10.00%, 2/28/2005                                                                     168,902
                  --------------------------------------------------------------------------------------------------
     12,000,000   Spanish Govt, Bond, 8.80%, 4/30/2006                                                                       96,907
                  --------------------------------------------------------------------------------------------------
      4,340,000   Spanish Govt, Bond, 9.40%, 4/30/1999                                                                       30,914
                  --------------------------------------------------------------------------------------------------
      4,950,000   Spanish Govt., Deb., 10.10%, 2/28/2001                                                                     38,165
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     334,888
                  --------------------------------------------------------------------------------------------------   ------------
SWEDISH KRONA -- 0.2%
--------------------------------------------------------------------------------------------------------------------
      1,000,000   Stadshypotekskas, Foreign Gov't. Guarantee,  Series 1551, 7.50%, 3/17/1999                                132,257
                  --------------------------------------------------------------------------------------------------
        900,000   Sweden, 6.00%, 2/9/2005                                                                                   115,272
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     247,529
                  --------------------------------------------------------------------------------------------------   ------------
UNITED KINGDOM POUND -- 0.6%
--------------------------------------------------------------------------------------------------------------------
         80,000   British Gas PLC, 8.875%, 7/8/2008                                                                         150,059
                  --------------------------------------------------------------------------------------------------
         29,000   U.K. Treasury, Deb., 8.50%, 12/7/2005                                                                      54,748
                  --------------------------------------------------------------------------------------------------
        175,000   U.K. Conversion, 9.00%, 3/3/2000                                                                          306,898
                  --------------------------------------------------------------------------------------------------
         20,000   United Kingdom Treasury, Bond, 7.5%, 12/7/2006                                                             35,942
                  --------------------------------------------------------------------------------------------------
         30,000   United Kingdom Treasury, Bond, 8%, 12/7/2015                                                               58,805
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     606,452
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL FOREIGN BONDS                                                                                     4,819,518
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL BONDS (IDENTIFIED COST $92,921,428)                                                              94,465,313
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL INVESTMENTS (IDENTIFIED COST $106,467,209)(F)                                                  $110,231,995
                  --------------------------------------------------------------------------------------------------   ------------

(a)  Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1997, these securities amounted to $1,062,725 which represents 1.0% of net assets.

(c) These securities are subject to dollar roll transactions.

(d) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Fede rated funds.

(e) Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

(f) The cost of investments for federal tax purposes amounts to $106,471,306. The net unrealized appreciation of investments on a federal tax basis amounts to $3,760,689 which is comprised of $4,528,456 appreciation and $767,767 depreciation at November 30, 1997.

Certain securities may be classified in multiple categorizations, based on purpose of individual purchases.

Note: The categories of investments are shown as a percentage of net assets ($107,665,821) at November 30, 1997.

The following acronyms are used throughout this portfolio:

ADR -- American Depository Receipt FRN -- Floating Rate Note LLC -- Limited Liability Corporation PIK -- Payment in Kind PLC -- Public Limited Company TBA -- To Be Announced

(See Notes which are an integral part of the Financial Statements)







                                 STATEMENT OF ASSETS AND LIABILITIES

                                    FEDERATED MANAGED INCOME FUND
                                          NOVEMBER 30, 1997

ASSETS:
-----------------------------------------------------------------------------------------
Total investments in securities, at value
(identified and cost $106,467,209, tax cost $106,471,306)                                        $110,231,995
-----------------------------------------------------------------------------------------
Cash                                                                                                    3,586
-----------------------------------------------------------------------------------------
Income receivable                                                                                   1,084,235
-----------------------------------------------------------------------------------------
Receivable for investments sold                                                                        36,127
-----------------------------------------------------------------------------------------
Receivable for shares sold                                                                            378,134
-----------------------------------------------------------------------------------------
Deferred organizational costs                                                                          54,744
-----------------------------------------------------------------------------------------
Other assets                                                                                           13,489
-----------------------------------------------------------------------------------------       -------------
Total assets                                                                                      111,802,310
-----------------------------------------------------------------------------------------
LIABILITIES:
--------------------------------------------------------------------------
Payable for investments purchased                                            $  2,000,000
--------------------------------------------------------------------------
Payable for shares redeemed                                                         9,725
--------------------------------------------------------------------------
Payable for dollar roll transactions                                            2,070,000
--------------------------------------------------------------------------
Payable for taxes withheld                                                            620
--------------------------------------------------------------------------
Accrued expenses                                                                   56,144
--------------------------------------------------------------------------   ------------
Total liabilities                                                                                   4,136,489
-----------------------------------------------------------------------------------------       -------------
NET ASSETS for 9,992,430 shares outstanding                                                      $107,665,821
-----------------------------------------------------------------------------------------       -------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------
Paid in capital                                                                                  $102,572,001
-----------------------------------------------------------------------------------------
Net unrealized appreciation of investments and translation of assets and liabilities in
foreign currency                                                                                    3,762,617
-----------------------------------------------------------------------------------------
Accumulated net realized gain on investments,foreign currency transactions, and
futures contracts                                                                                   1,304,978
-----------------------------------------------------------------------------------------
Undistributed net investment income                                                                    26,225
-----------------------------------------------------------------------------------------       -------------
Total Net Assets                                                                                 $107,665,821
-----------------------------------------------------------------------------------------       -------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
-----------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:
-----------------------------------------------------------------------------------------
$71,057,985 [DIVIDED BY] 6,594,928 shares outstanding                                                  $10.77
-----------------------------------------------------------------------------------------       -------------
SELECT SHARES:
-----------------------------------------------------------------------------------------
$36,607,836 [DIVIDED BY] 3,397,502 shares outstanding                                                  $10.77
-----------------------------------------------------------------------------------------       -------------

(See Notes which are an integral part of the Financial Statements)







                                        STATEMENT OF OPERATIONS

                                     FEDERATED MANAGED INCOME FUND
                                     YEAR ENDED NOVEMBER 30, 1997

INVESTMENT INCOME:
-------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $937)                                              $    350,921
-------------------------------------------------------------------------------------------
Interest (net of dollar roll expense of $1,468) (net of foreign taxes withheld of $1,431)         5,652,834
-------------------------------------------------------------------------------------------
Total income                                                                                      6,003,755
-------------------------------------------------------------------------------------------    ------------
EXPENSES:
---------------------------------------------------------------------------
Investment advisory fee                                                         $   696,806
---------------------------------------------------------------------------
Administrative personnel and services fee                                           154,890
---------------------------------------------------------------------------
Custodian fees                                                                       16,234
---------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                             97,638
---------------------------------------------------------------------------
Directors'/Trustees' fees                                                             4,188
---------------------------------------------------------------------------
Auditing fees                                                                        16,794
---------------------------------------------------------------------------
Legal fees                                                                            3,504
---------------------------------------------------------------------------
Portfolio accounting fees                                                            72,311
---------------------------------------------------------------------------
Distribution services fee -- Select Shares                                          198,031
---------------------------------------------------------------------------
Shareholder services fee -- Institutional Shares                                    166,258
---------------------------------------------------------------------------
Shareholder services fee -- Select Shares                                            66,010
---------------------------------------------------------------------------
Share registration costs                                                             37,303
---------------------------------------------------------------------------
Printing and postage                                                                 39,258
---------------------------------------------------------------------------
Insurance premiums                                                                    1,474
---------------------------------------------------------------------------
Taxes                                                                                 1,470
---------------------------------------------------------------------------
Miscellaneous                                                                        20,182
---------------------------------------------------------------------------    ------------
Total expenses                                                                    1,592,351
----------------------------------------------------------
Waivers --
----------------------------------------------------------
Waiver of investment advisory fee                              $   (461,157)
----------------------------------------------------------
Waiver of distribution services fee -- Select Shares                (66,010)
----------------------------------------------------------
Waiver of shareholder services fee -- Institutional Shares         (133,007)
----------------------------------------------------------      -----------
Total waivers                                                                      (660,174)
---------------------------------------------------------------------------    ------------
Net expenses                                                                                        932,177
-------------------------------------------------------------------------------------------    ------------
Net investment income                                                                             5,071,578
-------------------------------------------------------------------------------------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
-------------------------------------------------------------------------------------------
Net realized gain on investments, foreign currency transactions,
and futures contracts                                                                             1,301,274
-------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments and translation of assets and
liabilities in foreign currency, and futures contracts                                            1,480,118
-------------------------------------------------------------------------------------------    ------------
Net realized and unrealized gain on investments, foreign currency,
and futures contracts                                                                             2,781,392
-------------------------------------------------------------------------------------------    ------------
Change in net assets resulting from operations                                                   $7,852,970
-------------------------------------------------------------------------------------------    ------------

(See Notes which are an integral part of the Financial Statements)







                                     STATEMENT OF CHANGES IN NET ASSETS
                                       FEDERATED MANAGED INCOME FUND

                                                                                YEAR ENDED NOVEMBER 30,
                                                                          -----------------------------------
                                                                                1997             1996
                                                                          ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
---------------------------------------------------------
OPERATIONS --
---------------------------------------------------------
Net investment income                                                         $  5,071,578       $  4,425,589
---------------------------------------------------------
Net realized gain on investments, foreign currency transactions and futures contracts ($1,326,866 and $629,064, net gains respectively,
as computed for federal tax purposes)                                            1,301,274            649,318
---------------------------------------------------------
Net change in unrealized appreciation/depreciation
of investments and translation of
assets and liabilities in foreign currency
and futures contracts                                                            1,480,118            410,861
---------------------------------------------------------                 ----------------   ----------------
Change in net assets resulting from operations                                   7,852,970          5,485,768
---------------------------------------------------------                 ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS --
---------------------------------------------------------
Distributions from net investment income
---------------------------------------------------------
Institutional Shares                                                            (3,897,404)        (3,457,532)
---------------------------------------------------------
Select Shares                                                                   (1,379,778)        (1,037,906)
---------------------------------------------------------
Distributions from net realized gains on investments,
foreign currency transactions
and futures contracts
---------------------------------------------------------
Institutional Shares                                                              (457,124)          (332,234)
---------------------------------------------------------
Select Shares                                                                     (172,678)           (91,563)
---------------------------------------------------------                 ----------------   ----------------
Change in net assets resulting from distributions
to shareholders                                                                 (5,906,984)        (4,919,235)
---------------------------------------------------------                 ----------------   ----------------
SHARE TRANSACTIONS --
---------------------------------------------------------
Proceeds from sale of shares                                                    42,602,074         48,463,331
---------------------------------------------------------
Net asset value of shares issued to shareholders
in payment of distributions declared                                             2,996,006          2,121,547
---------------------------------------------------------
Cost of shares redeemed                                                        (32,459,813)       (23,349,415)
---------------------------------------------------------                 ----------------   ----------------
Change in net assets resulting from share transactions                          13,138,267         27,235,463
---------------------------------------------------------                 ----------------   ----------------
Change in net assets                                                            15,084,253         27,801,996
---------------------------------------------------------
NET ASSETS:
---------------------------------------------------------
Beginning of period                                                             92,581,568         64,779,572
---------------------------------------------------------                 ----------------   ----------------
End of period (including undistributed net investment
income of $26,225 and $246,961, respectively)                              $   107,665,821    $    92,581,568
---------------------------------------------------------                 ----------------   ----------------

(See Notes which are an integral part of the Financial Statements)





                 NOTES TO FINANCIAL STATEMENTS

                 FEDERATED MANAGED INCOME FUND
                      NOVEMBER 30, 1997

ORGANIZATION

Managed Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Managed Income Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to seek current income.

The Fund offers two classes of shares: Institutional Shares and Select Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are valued at prices furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

With respect to the valuation of foreign securities, trading in foreign countries may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

                INCREASE (DECREASE)
---------------------------------------------------
ACCUMULATED                       UNDISTRIBUTED NET
NET REALIZED GAIN                 INVESTMENT INCOME
-----------------                 -----------------
$15,132                           $(15,132)

Net Investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FUTURES CONTRACTS

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transactions costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in value of the contract may not correlate with the changes in value of the underlying securities. As of November 30, 1997, the Fund had no outstanding futures contracts.

FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund enters into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Risks may arise upon entering these transactions from the potential inability of counter-parts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At November 30, 1997, the Fund had no outstanding foreign currency commitments.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1997 is as follows:

                                          ACQUISITION             ACQUISITION
SECURITY                                  DATE                    COST
--------------------------------------    ---------------------   -----------
AmeriServe Food Dist., Inc.               10/16/1997                $ 52,750
Bayer Corp.                               3/21/1996 - 4/17/1996      345,302
Dialog Corporation, PLC                   11/10/1997                  50,000
Diamond Cable Comm. PLC                   2/21/97                     32,316
Fox/Liberty Networks, LLC                 8/15/1997                   32,077
Freeport Terminal (Malta)                 7/19/1994                  284,196
Hermes Europe Railtel B.V.                8/14/1997                   51,094
Metronet Communications                   7/18/1997                   50,000
Sinclair Boradcasting Group, Inc., Pfd.   3/5/97                      50,000
Telesystem International                  10/22/1997                  30,363
Qwest Communications, Inc.                10/22/1997                  33,353

DOLLAR ROLL TRANSACTIONS

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Transactions in shares were as follows:

                                                                    YEAR ENDED NOVEMBER 30,
                                                    ----------------------------------------------------------
                                                               1997                          1996
                                                    --------------------------      --------------------------
INSTITUTIONAL SHARES                                    SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------    ----------    ------------      ----------    ------------
Shares sold                                          2,242,410    $ 23,562,794       2,995,976    $ 31,129,010
------------------------------------------------
Shares issued to shareholders
in payment of distributions declared                   185,324       1,941,234         135,176       1,403,094
------------------------------------------------
Shares redeemed                                     (2,190,519)    (22,927,532)     (1,600,230)    (16,630,503)
------------------------------------------------    ----------    ------------      ----------    ------------
Net change resulting from
Institutional Shares transactions                      237,215    $  2,576,496       1,530,922    $ 15,901,601
------------------------------------------------    ----------    ------------      ----------    ------------

                                                                    YEAR ENDED NOVEMBER 30,
                                                    ----------------------------------------------------------
                                                               1997                          1996
                                                    --------------------------      --------------------------
SELECT        SHARES                                    SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------    ----------    ------------      ----------    ------------
Shares sold                                          1,793,074    $ 19,039,280       1,668,304    $ 17,334,321
------------------------------------------------
Shares issued to shareholders
in payment of distributions declared                   100,754       1,054,772          69,234         718,453
------------------------------------------------
Shares redeemed                                       (907,794)     (9,532,281)       (648,056)     (6,718,912)
------------------------------------------------    ----------    ------------      ----------    ------------
Net change resulting from
Select Share transactions                              986,034    $ 10,561,771       1,089,482    $ 11,333,862
------------------------------------------------    ----------    ------------      ----------    ------------
Net change resulting from
share  transactions                                  1,223,249    $ 13,138,267       2,620,404    $ 27,235,463
------------------------------------------------    ----------    ------------      ----------    ------------

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Under the terms of a sub-advisory agreement between the Adviser and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser, receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Select Shares. The Plan provides that the Fund may incur distribution expenses of up to 0.75% of average net assets, annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $91,334 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five year period following the Fund's effective date. For the year ended November 30, 1997, the Fund expensed $23,608 of organizational expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1997, were as follows:

PURCHASES                                          $98,358,513
------------------------------------------------   -----------
SALES                                              $88,081,235
------------------------------------------------   -----------

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1997, the diversification of industries was as follows:

                          PERCENT OF                               PERCENT OF
INDUSTRY                  NET ASSETS     INDUSTRY                  NET ASSETS
------------------------  ----------     ------------------------  ----------
Aerospace & Defense              0.3     Healthcare                       1.2
Automobile                       0.1     Hotels, Motels, Inns & Casinos   0.1
Banking                          1.1     Industrial Products & Equipment  0.1
Basic Industry                   0.4     Insurance                        1.7
Beverage & Tobacco               0.2     Leisure & Entertainment          0.1
Broadcast Radio & T.V.           0.4     Machinery & Equipment            0.1
Business Equipment & Services    0.1     Metals & Mining                  0.2
Cable Television                 0.9     Natural Gas Distribution         0.5
Chemicals & Plastics             0.3     Oil & Gas                        0.3
Clothing & Textiles              0.1     Oil & Gas Transmission           0.7
Consumer Durables                0.4     Printing & Publishing            0.4
Consumer Non-Durables            0.9     Producer Manufacturing           0.8
Consumer Products                0.1     Real Estate                      0.1
Ecological Services & Equipment  0.1     Retail Trade                     0.8
Education                        0.3     Services                         1.2
Electrical Utilities             3.5     Sovereign                        4.5
Electronics                      0.2     Sovereign Government             0.6
Energy Minerals                  1.2     Steel                            0.1
Finance                          1.2     Surface Transportation           0.4
Finance -- Retail                0.2     Technology                       1.0
Financial Intermediaries         0.7     Telecommunications & Cellular    0.4
Food Services                    0.1     Transportation                   0.3
Forest Products & Paper          1.0     Treasury Securities             36.0
Government Agency               24.4     Utilities                        2.1



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of MANAGED SERIES TRUST (Federated Managed Income Fund):

We have audited the accompanying statement of assets and liabilities of Federated Managed Income Fund (an investment portfolio of Managed Series Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of November 30, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights (see pages 2 and 19 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Managed Income Fund, an investment portfolio of Managed Series Trust, as of November 30, 1997, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods presented in conformity with generally accepted accounting principles.

                                          ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
January 21, 1998





APPENDIX

STANDARD AND POOR'S RATINGS GROUP LONG-TERM  DEBT RATINGS


AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.


B -- Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC -- Debt rated CCC has currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.


C -- The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.


CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA -- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA -- Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


FITCH INVESTORS SERVICE, INC., LONG-TERM  DEBT RATINGS


AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


AA -- Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.


A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C -- Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR -- NR indicates that Fitch does not rate the specific issue.

PLUS (+) OR MINUS (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.


[LOGO OMITTED] FEDERATED INVESTORS

FEDERATED MANAGED INCOME FUND

Institutional Shares


PROSPECTUS

JANUARY 31, 1998



A Diversified Portfolio of Managed Series Trust, an Open-End
Management Investment Company


FEDERATED MANAGED
INCOME FUND
INSTITUTIONAL SHARES

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000


DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower
Pittsburgh, PA 15222-3779

SUB-ADVISER

Federated Global Research Corp.

175 Water Street

New York, NY 10038-4965


CUSTODIAN
State Street Bank

and Trust Company
P.O. Box 8600
Boston, MA 02266-8600


TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT

Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600


INDEPENDENT PUBLIC
ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222


Federated Securities Corp., Distributor

1-800-341-7400

www.federatedinvestors.com



Cusip 56166K107
3122013A-IS (1/98)


[RECYCLE LOGO]
RECYCLED PAPER
3160 FMIF/IS   PAGE 5  TO FEDERATED INVESTORS


3160P Final.edg    Page 79   To Federated Investors


FEDERATED MANAGED INCOME FUND

(A Portfolio of Managed Series Trust)
Select Shares

PROSPECTUS

The Select Shares of Federated Managed Income Fund (the "Fund") offered by this prospectus represent interests in the Fund, which is a diversified investment portfolio of Managed Series Trust (the Trust). The Trust is an open-end management investment company (a mutual fund).

The investment objective of the Fund is to seek current income. The Fund invests in both bonds and stocks. Select Shares are sold at net asset value.

THE SELECT SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SELECT SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Select Shares of the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information for Select Shares and Institutional Shares of all portfolios of the Trust dated January 31, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund are maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated January 31, 1998



TABLE OF CONTENTS

Summary of Fund Expenses                                         1

Financial Highlights -- Select Shares                            2

General Information                                              3

Investment Information                                           3
Investment Objective                                             3
Investment Policies                                              3
Acceptable Investments                                           5
Investment Limitations                                          10

Trust Information                                               11
Management of the Trust                                         11
Distribution of Select Shares                                   13
Administration of the Fund                                      14
Brokerage Transactions                                          14

Net Asset Value                                                 14

Investing in Select Shares                                      15
Share Purchases                                                 15
Minimum Investment Required                                     15
What Shares Cost                                                15
Systematic Investment Program                                   15
Confirmations and Account Statements                            16
Dividends                                                       16
Capital Gains                                                   16

Redeeming Select Shares                                         16
Through a Financial Institution                                 16
Telephone Redemption                                            16
Written Requests                                                16
Systematic Withdrawal Program                                   17
Accounts with Low Balances                                      17

Shareholder Information                                         17
Voting Rights                                                   17

Tax Information                                                 17
Federal Income Tax                                              17
State and Local Taxes                                           17

Performance Information                                         17

Other Classes of Shares                                         18

Financial Highlights -- Institutional Shares                    19

Financial Statements                                            20

Report of Independent Public Accountants                        44

Appendix                                                        45




                                   SUMMARY OF FUND EXPENSES

                                        SELECT SHARES
                               SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                                None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)                     None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
proceeds, as applicable)                                                                                     None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                           None
Exchange Fee                                                                                                 None

                                    ANNUAL OPERATING EXPENSES
                             (As a percentage of average net assets)

Management Fee (after waiver)(1)                                                                            0.25%
12b-1 Fee (after waiver)(2)                                                                                 0.50%
Total Other Expenses                                                                                        0.75%
Shareholder Services Fee                                                                                    0.25%
Total Operating Expenses(3)                                                                                 1.50%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.

(2) The 12b-1 fee has been reduced to reflect the voluntary waiver of a portion of the 12b-1 fee. The distributor can terminate this voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.75%.

(3) The total operating expenses would have been 2.25% absent the voluntary waivers of portions of the management fee and the 12b-1 fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Select Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see Investing in Select Shares and "Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.


EXAMPLE
-----------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment assuming (1) 5%
annual return and (2) redemption at the end of each time period.


1 Year                                                                                                       $ 15

3 Years                                                                                                      $ 47

5 Years                                                                                                      $ 82

10 Years                                                                                                     $179


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN
THOSE SHOWN.




                                FINANCIAL HIGHLIGHTS -- SELECT SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 44.

                                                                    YEAR ENDED NOVEMBER 30,
                                                     ---------------------------------------------------
                                                      1997           1996           1995         1994(A)
                                                     ------         ------         ------        -------
NET ASSET VALUE, BEGINNING OF PERIOD                 $10.56         $10.54         $ 9.77         $10.00
------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------
Net investment income                                  0.51           0.53           0.48           0.28
------------------------------------------------
Net realized and unrealized gain (loss) on
investments, foreign currency transactions, and
futures contracts                                      0.31           0.10           0.83          (0.25)
------------------------------------------------     ------         ------         ------         ------
Total from
 investment operations                                 0.82           0.63           1.31           0.03
------------------------------------------------     ------         ------         ------         ------
LESS DISTRIBUTIONS
------------------------------------------------
Distributions from
net investment income                                 (0.54)         (0.54)         (0.54)         (0.26)
------------------------------------------------
Distributions from net realized gain on
investments, foreign currency transactions, and
futures contracts                                     (0.07)         (0.07)            --             --
------------------------------------------------     ------         ------         ------         ------
Total distributions                                   (0.61)         (0.61)         (0.54)         (0.26)
------------------------------------------------     ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                       $10.77         $10.56         $10.54         $ 9.77
------------------------------------------------     ------         ------         ------         ------
TOTAL RETURN(B)                                        8.14%          6.23%         13.76%          0.26%
------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------
Expenses                                               1.50%          1.50%          1.50%          1.42%*
------------------------------------------------
Net investment income                                  4.93%          5.02%          5.56%          5.24%*
------------------------------------------------
Expense waiver/reimbursement(c)                        0.75%          0.85%          1.06%          1.26%*
------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------
Net assets, end of period (000 omitted)             $36,608        $25,459        $13,927         $3,198
------------------------------------------------
Average commission rate paid(d)                     $0.0053        $0.0003             --             --
------------------------------------------------
Portfolio turnover                                       99%           164%           165%           153%
------------------------------------------------


*   Computed on an annualized basis.

(a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from the start of business, January 27, 1994 to May 24, 1994, the net investment income was distributed to the Fund's adviser.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997,
WHICH CAN BE OBTAINED FREE OF CHARGE.

(See Notes which are an integral part of the Financial Statements)



GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") has established two classes of shares of the Fund, known as Select Shares and Institutional Shares. This prospectus relates only to Select Shares.

Select Shares ("Shares") of the Fund are designed primarily for retail and private banking customers of financial institutions as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of bonds and equities. A minimum initial investment of $1,500 is required.

Shares are currently sold and redeemed at net asset value without a sales charge imposed by the Fund.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek current income. There can be, of course, no assurance that the Fund will achieve its investment objective. The Fund's investment objective cannot be changed without the approval of shareholders. Unless otherwise noted, the Fund's investment policies may be changed by the Trustees without shareholder approval.

INVESTMENT POLICIES

ASSET ALLOCATION


The Fund will primarily invest in two types of assets: bonds and equities. The Fund's investment approach is based on the conviction that, over time, the choice of investment asset categories and their relative long-term weightings within the portfolio will have the primary impact on its investment performance. Of secondary importance to the Fund's performance are the shifting of money among asset categories and the selection of securities within asset categories. Therefore, the Fund will pursue its investment objective in the following manner: (1) by setting long-term ranges for each asset category; (2) by moving money among asset categories within those defined ranges; and (3) by actively selecting securities within each of the asset categories. The Fund attempts to minimize risk by allocating its assets in such a fashion.

Within each of these types of investments, the Fund has designated asset categories. As a matter of investment policy, ranges have been set for each asset category's portfolio commitment.

The Fund will invest between 70 and 90% of its assets in bonds. The bond asset categories are U.S. Treasury securities, mortgage-backed securities, investment-grade corporate bonds, high yield corporate bonds and foreign bonds.

The Fund will invest between 10 and 30% of its assets in equities. The Fund's ability to invest a portion of its assets in equities offers the opportunity for higher return than other income-oriented funds. The equities asset categories are large company stocks and utility stocks.

The following is a summary of the asset categories and the amount of the Fund's total assets which may be invested in each asset category:

ASSET CATEGORY                              RANGE
-----------------------------------  ------------

BONDS                                      70-90%
U.S. Treasury Securities                    0-72%
Mortgage-Backed Securities                  0-45%
Investment-Grade Corporate Bonds            0-45%
High Yield Corporate Bonds                  0-10%
Foreign Bonds                               0-10%

EQUITIES                                   10-30%
Large Company Stocks                   7.5%-22.5%
Utility Stocks                          2.5%-7.5%

The Fund's adviser will regularly review the Fund's allocation among the asset categories and make any changes, within the ranges established for each asset category, that it believes will provide the most favorable outlook for achieving the Fund's investment objective. The Fund's adviser will attempt to exploit inefficiencies among the various asset categories. If, for example, U.S. Treasury securities are judged to be unusually attractive relative to other asset categories, the allocation for U.S. Treasury securities may be moved to its upper limit. At other times, when U.S. Treasury securities appear to be overvalued, the commitment may be moved down to a lesser allocation. There is no assurance, however, that the adviser's attempts to pursue this strategy will result in a benefit to the Fund.

Each asset category within the Fund will be a managed portfolio. The Fund will seek superior investment performance through security selection in addition to determining the percentage of its assets to allocate to each of the asset categories.

BOND ASSET CATEGORIES

The portion of the Fund's assets which is invested in bonds ("Bond Assets") will be allocated among the following asset categories within the ranges specified. The prices of fixed income securities fluctuate inversely to the direction of interest rates. The average duration of the Fund's Bond Assets will be not less than four nor more than six years. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. The Fund should be expected to maintain a higher average duration during periods of lower expected market volatility, and a lower average duration during periods of higher expected market volatility.

U.S. TREASURY SECURITIES

U.S. Treasury securities are direct obligations of the U.S.
Treasury, such as U.S. Treasury bills, notes, and bonds. The Fund may invest up to 72% of its total assets in U.S. Treasury securities. The Fund may invest in other U.S. government securities if, in the judgment of the adviser, other U.S. government securities are more attractive than U.S. Treasury securities.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities represent an undivided interest in a pool of residential mortgages or may be collateralized by a pool of residential mortgages. Mortgage-backed securities are generally either issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or other U.S. government agencies or instrumentalities. Mortgage-backed securities may also be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. The Fund may invest up to 45% of its total assets in mortgage-backed securities.

INVESTMENT-GRADE CORPORATE BONDS

Investment-grade corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BBB or higher by a nationally recognized statistical rating organization ("NRSRO"). The Fund may invest up to 45% of its total assets in investment-grade corporate bonds. In certain cases, the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the investment-grade bonds described above. Yankee bonds, which are U.S. dollar-denominated bonds issued and traded in the United States by foreign issuers, are treated as investment-grade corporate bonds for purposes of the asset category ranges.

HIGH YIELD CORPORATE BONDS

High yield corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BB or lower by NRSROs (commonly known as junk bonds). The Fund may invest up to 10% of its total assets in high yield corporate bonds. There is no minimal acceptable rating for a security to be purchased or held in the Fund's portfolio, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category. (See Appendix.) In certain cases the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the high yield bonds described above. The Fund may invest in the High Yield Bond Portfolio, a portfolio of Federated Core Trust, as an efficient means of investing in high-yield debt obligations. Federated Core Trust is a registered investment company advised by Federated Research Corp., an affiliate of the Fund's adviser. The High Yield Bond Portfolio's investment objective is to seek high current income and its primary investment policy is to invest in lower-rated, high-yield debt securities. The High Yield Bond Portfolio currently does not charge an advisory fee and is sold without any sales charge. The High Yield Bond Portfolio may incur expenses for administrative and accounting services. The Fund's adviser anticipates that the High Yield Bond Portfolio will provide the Fund broad diversity and exposure to all aspects of the high-yield bond sector of the market while at the same time providing greater liquidity than if high-yield debt obligations were purchased separately for the Fund. The Fund will be deemed to own a pro rata portion of each investment of the High Yield Bond Portfolio.

INVESTMENT RISKS
Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities. Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

FOREIGN BONDS

Foreign bonds are high-quality debt securities of countries other than the United States. The Fund's portfolio of foreign bonds will be comprised mainly of foreign government, foreign governmental agency or supranational institution bonds. The Fund will also invest in high-quality debt securities issued by established corporations located primarily in economically developed countries other than the United States and subject to the Fund's credit limitations for foreign bonds. The Fund may invest up to 10% of its total assets in foreign bonds.

EQUITY ASSET CATEGORIES

The portion of the Fund's assets which is invested in equities will be allocated among the following asset categories within the ranges specified:

LARGE COMPANY STOCKS

Large company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of high-quality companies selected by the Fund's adviser. Ordinarily, these companies will be in the top 25% of their industries with regard to revenues and have a market capitalization of $500,000,000 or more. However, other factors, such as a company's product position, market share, current earnings and/or dividend and earnings growth prospects, will be considered by the Fund's adviser and may outweigh revenues. The Fund may invest up to 22.5% of its total assets in large company stocks.

UTILITY STOCKS

Utility stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of utility companies. The Fund may invest up to 7.5% of its total assets in utility stocks. Common stocks of utilities are generally characterized by higher dividend yields and lower growth rates than common stocks of industrial companies. Under normal market conditions, the higher income stream from utility stocks tends to make them less volatile than stocks of industrial companies.

ACCEPTABLE INVESTMENTS

U.S. TREASURY AND OTHER U.S. GOVERNMENT SECURITIES

The U.S. Treasury and other U.S. government securities in which the Fund invests are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Fund may invest are limited to:

* direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

* notes, bonds, and discount notes issued or guaranteed by U.S.
  government agencies and instrumentalities supported by the full faith and credit of the United States;

* notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

* notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

The Fund may also purchase U.S. Treasury securities and the U.S.
government securities noted above pursuant to repurchase agreements.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are securities collateralized by residential mortgages. The mortgage-backed securities in which the Fund may invest may be:

* issued by an agency of the U.S. government, typically GNMA, FNMA or FHLMC;

* privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

* privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S.
  government securities; and

* other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

CMOs are bonds issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. Most of the CMOs in which the Fund would invest use the same basic structure:

* Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date; the final class (or Z bond) typically receives the residual income from the underlying investments after payments are made to the other classes.

* The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

* The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest maturity security (or B bond). This process continues until all of the classes have been paid off.

Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. The interest portion of these payments is distributed by the Fund as income and the capital portion is reinvested.

The Fund will invest only in CMOs which are rated AAA or Aaa by an NRSRO.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")

REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations or a segregated pool of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates, and a single class of residual interests. To qualify as a REMIC, substantially all of the assets of the entity must be in assets directly or indirectly secured principally by real property.

CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying mortgages. Distributions to holders of mortgage-backed securities include both interest and principal payments. Principal payments represent the amortization of the principal of the underlying mortgages and any prepayments of principal due to prepayment, refinancing, or foreclosure of the underlying mortgages. Although maturities of the underlying mortgage loans may range up to 30 years, amortization and prepayments substantially shorten the effective maturities of mortgage-backed securities. Due to these features, mortgage-backed securities are less effective as a means of "locking in" attractive long-term interest rates than fixed-income securities which pay only a stated amount of interest until maturity, when the entire principal amount is returned. This is caused by the need to reinvest at lower interest rates both distributions of principal generally and significant prepayments which become more likely as mortgage interest rates decline. Since comparatively high interest rates cannot be effectively "locked in," mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other non-callable, fixed-income government securities of comparable stated maturities. However, mortgage-backed securities may experience less pronounced declines in value during periods of rising interest rates.

In addition, some of the CMOs purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs and a reduction in the amount of payments made to holders of interest-only SMBSs. It is possible that the Fund might not recover its original investment in interest-only SMBSs if there are substantial prepayments on the underlying mortgages. Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed-income securities. The Fund's adviser intends to use this characteristic of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue the Fund's investment objective.

CORPORATE BONDS

The investment-grade corporate bonds in which the Fund invests are:

* rated within the four highest ratings for corporate bonds by Moody's Investors Service, Inc. ("Moody's) (Aaa, Aa, A, or Baa), Standard & Poor's Ratings Group ("Standard & Poor's") (AAA, AA, A, or BBB), or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, or
  BBB);

* unrated if other long-term debt securities of that issuer are rated, at the time of purchase, Baa or better by Moody's or BBB or better by Standard & Poor's or Fitch; or

* unrated if determined to be of equivalent quality to one of the foregoing rating categories by the Fund's adviser.

Securities which are rated BBB by Standard & Poor's or Fitch or Baa by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.

The high yield corporate bonds in which the Fund invests are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or Fitch (commonly known as junk bonds). A description of the rating categories is contained in the Appendix to this prospectus.

EQUITY SECURITIES

Common stocks represent ownership interest in a corporation. Unlike bonds, which are debt securities, common stocks have neither fixed maturity dates nor fixed schedules of promised payments.

FOREIGN SECURITIES

The foreign bonds in which the Fund invests are rated within the four highest ratings for bonds by Moody's (Aaa, Aa, A or Baa) or by Standard & Poor's (AAA, AA, A or BBB) or are unrated if determined to be of equivalent quality by the Fund's adviser.

INVESTMENT RISKS

Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities apply to securities issued by foreign corporations and sovereign governments. These risks relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments. It may also be more difficult to enforce contractual obligations or obtain court judgments abroad than would be the case in the United States because of differences in the legal systems. If the issuer of the debt or the governmental authorities that control the repayment of the debt would be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, the Fund may have limited legal recourse in the event of default. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issuers; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

CONVERTIBLE SECURITIES

Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security holder, such as DECS -- (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS -- (Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS -- (Preferred Equity Redemption Cumulative Stock (an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES -- (Preferred Redeemable Increased Dividend Securities (which are essentially the same as DECS; the difference is little more than who initially underwrites the issue). The adviser may treat convertible securities as large company stocks, utility stocks, or high yield corporate bonds for purposes of the asset category ranges, depending upon current market conditions, including the relationship of the then-current price to the conversion price. The convertible securities in which the Fund invests may be rated "high yield" or of comparable quality at the time of purchase. Please see "High Yield Corporate Bonds."

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities including over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

FOREIGN CURRENCY TRANSACTIONS

The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

CURRENCY RISKS

To the extent that debt securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated and are maintained until the contract has been settled.

The Fund will not enter into a forward contract with a term of more than one year.

The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served. The Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency. The Fund will not invest more than 3% of its total assets in forward foreign currency exchange contracts.

OPTIONS

The Fund may deal in options on foreign currencies, foreign currency futures, securities, and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. The Fund will use options only to manage interest rate and currency risks. The Fund may write covered call options to generate income.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying currency, security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying currency, security or other asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow, and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset at a disadvantageous price.

Over-the-counter options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options, which may not be continuously liquid, are available for a greater variety of assets and with a wider range of expiration dates and exercise prices, than are exchange traded options.

FUTURES AND OPTIONS ON FUTURES

The Fund may purchase and sell futures contracts to accommodate cash flows into and out of the Fund's portfolio and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Interest rate futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract, and the buyer agrees to take delivery of the instrument at the specified future time.

Stock index futures contracts are based on indexes that reflect the market value of common stock of the firms included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

The Fund may utilize stock index futures to handle cash flows into and out of the Fund and to potentially reduce transactional costs. The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect its portfolio securities against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts are unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security or will make deposits to collateralize the position as discussed above.

RISKS

When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

PORTFOLIO TURNOVER

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater transaction expenses which must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. (Further information is contained in the Fund's Statement of Additional Information within the sections "Brokerage Transactions" and "Tax Status"). Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Fund's adviser deems it appropriate to make changes in the Fund's portfolio.

INVESTMENT LIMITATIONS

The Fund will not:

* borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings;

* lend any securities except for portfolio securities; or

* underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

The above investment limitations cannot be changed without shareholder approval.

TRUST INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Except as noted below with regard to the sub-adviser, investment decisions for the Fund are made by Federated Management, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

ADVISORY FEES

The Fund's Adviser receives an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. Under the advisory contract, which provides for voluntary reimbursement of expenses by the Adviser, the Adviser may voluntarily waive some or all of its fee. This does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities.

ADVISER'S BACKGROUND

Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940.

SUB-ADVISER

Under the terms of the Sub-Advisory Agreement between the Adviser and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser will provide the Adviser such investment advice, statistical and other factual information as may, from time to time, be reasonably requested by the Adviser.

SUB-ADVISORY FEES

For its services under the Sub-Advisory Agreement, the Sub-Adviser receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

SUB-ADVISER'S BACKGROUND

Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940.

The Adviser and Sub-Adviser are subsidiaries of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Management, Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.

The Trust, the Adviser, and the Sub-Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees and could result in severe penalties.

PORTFOLIO MANAGERS' BACKGROUNDS

Charles A. Ritter is the portfolio manager for the Fund and performs the overall allocation of the assets of the Fund among the various asset categories. He has performed these duties since the Fund's inception. In allocating the Fund's assets, Mr. Ritter evaluates the market environment and economic outlook, utilizing the services of the Adviser's Investment Strategy Committee. Mr. Ritter joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1992. From 1988 until 1991, Mr. Ritter acted as an Assistant Vice President of the Fund's Adviser and Federated Research Corp. Mr. Ritter is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Chicago and his M.S. in Economics from Carnegie Mellon University.

The portfolio managers for each of the individual asset categories are as follows:

Susan M. Nason and Joseph M. Balestrino are portfolio managers for the U.S. Treasury securities asset category.

Susan M. Nason has been a portfolio manager of the Fund since the Fund's inception. Ms. Nason joined Federated Investors in 1987 and has been a Senior Vice President of the Fund's Adviser and Federated Research since January 1997. Ms. Nason served as a Vice President of the Fund's Adviser and Federated Research Corp from 1993 to 1997 and as an Assistant Vice President of the Adviser and Federated Research Corp. from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.

Joseph M. Balestrino has been a portfolio manager of the Fund since March 1995. Mr. Balestrino joined Federated Investors in 1986 and has been Vice President of the Fund's Adviser and Federated Research Corp since 1995. Mr. Balestrino served as an Assistant Vice President of the Fund's Adviser and Federated Research Corp.
from 1991 until 1995. Mr. Balestrino is a Chartered Financial Analyst and received his M.A. in Urban and Regional Planning from the University of Pittsburgh.

Kathleen M. Foody-Malus and Robert E. Cauley are the portfolio managers for the mortgage-backed securities asset category.

Kathleen M. Foody-Malus has performed these duties since the Fund's inception. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1993. Ms. Foody-Malus served as an Assistant Vice President of the Adviser and Federated Research Corp. from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

Robert E. Cauley has been a portfolio manager of the Fund since
July 1997. Mr. Cauley joined Federated Investors in 1996 as an Assistant Vice President of the Fund's Adviser and Federated Research Corp. Mr. Cauley served as an Associate in the Asset-Backed Securities Group at Lehman Brothers Holding, Inc. from 1994 to 1996. From 1992 to 1994, Mr. Cauley served as a Senior Associate/Corporate Finance at Barclays Bank, PLC. Mr. Cauley earned his M.S.I.A., concentrating in Finance and Economics, from Carnegie Mellon University.

Joseph M. Balestrino and John T. Gentry are portfolio managers for the investment-grade corporate bonds asset category. Mr. Balestrino has performed these duties since the Fund's inception.

John T. Gentry has been a portfolio manager of the Fund since
July 1997. Mr. Gentry joined Federated Investors in 1995 as an Investment Analyst and has been an Assistant Vice President of the Fund's Adviser and Federated Research Corp. since April 1997. Mr. Gentry served as a Senior Treasury Analyst at Sun Company, Inc. from 1991 to 1995. Mr. Gentry is a Chartered Financial Analyst and earned his M.B.A., with concentrations in Finance and Accounting, from Cornell University.

Mark E. Durbiano is the portfolio manager for the high yield corporate bonds asset category. He has performed these duties since the Fund's inception. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's Adviser and Federated Research Corp. since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of the Fund's Adviser and Federated Research Corp. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Henry A. Frantzen, Drew J. Collins, Robert M. Kowit and Micheal W. Casey are portfolio managers for the foreign bonds asset category.

Henry A. Frantzen has been a portfolio manager of the Fund since November 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 to 1995.

Drew J. Collins has been a portfolio manager of the Fund since November 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Collins served as a Vice President/Portfolio Manager of international equity portfolios at Arnhold and Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the Wharton School of The University of Pennsylvania.

Robert M. Kowit joined Federated Investors in 1995 as a Vice
President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Kowit served as a Managing Partner of Copernicus Global Asset
Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President of International Fixed Income and Foreign Exchange for John Hancock Advisers. Mr. Kowit received his M.B.A. from Iona College with a concentration in finance.

Micheal W. Casey, Ph.D. has been a portfolio manager of the Fund since January 1997. Mr. Casey joined Federated Investors in 1996 as an Assistant Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Casey served as an International Economist and Portfolio Strategist for Maria Fiorini Ramirez Inc. from 1990 to 1996. Mr. Casey earned a Ph.D. concentrating in economics from The New School for Social Research and a M.Sc. from the London School of Economics.

Charles A. Ritter, Scott B. Schermerhorn, Michael P. Donnelly, and James E. Grefenstette are the portfolio managers for the domestic large company stocks asset category. Mr. Ritter has been a portfolio manager of the Fund since the Fund's inception.

Scott B. Schermerhorn has been a portfolio manager of the Fund since July 1996. Mr. Schermerhorn joined Federated Investors in 1996 as a Vice President of the Fund's Adviser and Federated Researc Corp. From 1990 through 1996, Mr. Schermerhorn was a Senior Vice President and Senior Investment Officer at J W Seligman & Co., Inc. Mr. Schermerhorn received his M.B.A. in Finance and International Business from Seton Hall University.

Michael P. Donnelly has been a portfolio manager of the Fund since June 1997. Mr. Donnelly joined Federated in 1989 as an Investment Analyst and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1994. He served as an Assistant Vice President of the Fund's Adviser and Federated Research Corp.
from 1992 to 1994. Mr. Donnelly is a Chartered Financial Analyst and received his M.B.A. from the University of Virginia.

James E. Grefenstette has been a portfolio manager of the Fund since August 1994. Mr. Grefenstette joined Federated Investors in 1992 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1996. From 1994 until 1996, Mr. Grefenstette acted as an Assistant Vice President of the Fund's Adviser and Federated Research Corp., and served as an Investment Analyst of the Adviser from 1992 to 1994. Mr. Grefenstette was a credit analyst at Westinghouse Credit Corp. from 1990 until 1992. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University.

Linda A. Duessel and Steven J. Lehman are portfolio managers of the utility stocks asset category.

Linda A. Duessel has been a portfolio manager of the Fund since February 1997. Ms. Duessel joined Federated Investors in 1991 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1995. Ms. Duessel was an Assistant Vice President of the Fund's Adviser and Federated Research Corp.
from 1991 until 1995. Ms. Duessel is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.

Steven J. Lehman has been a portfolio manager of the Fund since July 1997. Mr. Lehman joined Federated Investors in May 1997 as a Vice President of the Fund's Adviser and Federated Research Corp. From 1985 to May 1997, Mr. Lehman served as a Portfolio Manager, then Vice President/Senior Portfolio Manager, at First Chicago NBD Investment Management Company. Mr. Lehman is a Chartered Financial Analyst; he received his M.A. from the University of Chicago.

DISTRIBUTION OF SELECT SHARES

Federated Securities Corp. is the principal distributor for Shares. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES

Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), the distributor may be paid a fee in an amount computed at an annual rate of 0.75% of the average daily net assets of Select Shares to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.

The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Fund under the Distribution Plan. In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of the Select Shares to obtain certain personal services for shareholders and for the maintenance of shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to receiving the payments under the Distribution Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:

   MAXIMUM       AVERAGE AGGREGATE DAILY NET
    FEE         ASSETS OF THE FEDERATED FUNDS
 --------   -------------------------------------
  0.150%        on the first  $250 million
  0.125%        on the next  $250 million
  0.100%        on the next  $250 million
  0.075%        on assets in excess of  $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by Federated Securities Corp. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

NET ASSET VALUE

The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of the Shares in the market value of all securities and other assets of the Fund, subtracting the interest of the Shares in the liabilities of the Fund and those attributable to Shares, and dividing the remainder by the total number of Shares outstanding. The net asset value for Institutional Shares may exceed that of Select Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN SELECT SHARES

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open for business. Shares may be purchased through a financial institution which has a sales agreement with the distributor or by wire or mail.

To purchase Shares, open an account by calling Federated Securities Corp. Information needed to establish an account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION

An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.

BY WIRE

To purchase Shares by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Managed Income Fund -- Select Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Wire Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

BY MAIL

To purchase Shares by mail, send a check made payable to Federated Managed Income Fund -- Select Shares to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received when payment by check is converted by State Street Bank and Trust Company ("State Street Bank") into federal funds. This is normally the next business day after State Street Bank receives the check.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $1,500. Accounts established through a financial intermediary may be subject to a smaller minimum investment.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a financial intermediary may be charged an additional service fee by that financial intermediary.

The net asset value is determined as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange, Monday through Friday, except on:
(i) days on which there are not sufficient changes in the value of the Fund's portfolio securities such that its net asset value might be materially affected;
(ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Shares at the net asset value next determined after an order is received by the Fund. A shareholder may apply for participation in this program through Federated Securities Corp.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions.) In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

DIVIDENDS

Dividends are declared and paid monthly to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing the Fund, dividends are automatically reinvested in additional Shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

REDEEMING SELECT SHARES

The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Investors who redeem Shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution, by telephone request or by written request.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem Shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service.

TELEPHONE REDEMPTION

Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). All proceeds will normally be wire transferred the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.

An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests", should be considered.

WRITTEN REQUESTS

REDEEMING SHARES BY  MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of Shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the Shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually use up, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000, other than retirement accounts subject to required minimum distributions. A shareholder may apply for participation in this program through Federated Securities Corp.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,500. This requirement does not apply, however, if the balance falls below $1,500 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights except that, in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders for this purpose shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional Shares.

STATE AND LOCAL TAXES

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield for Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Shares is calculated by dividing the net investment income per Share (as defined by the SEC) earned by Shares over a thirty-day period by the maximum offering price per Share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Shares are sold without a sales charge or other similar non-recurring charges.

Total return and yield will be calculated separately for Select Shares and Institutional Shares.

From time to time, advertisements for the Fund's Select Shares may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's Select Shares performance to certain indices.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Institutional Shares that are sold at net asset value primarily to financial institutions acting in a fiduciary or agency capacity and are subject to a minimum initial investment of $25,000 over a 90-day period.

Institutional Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees.

Institutional Shares and Select Shares are subject to certain of the same expenses. Expense differences, however, between Institutional Shares and Select Shares may affect the performance of each class.

To obtain more information and a prospectus for Institutional Shares, investors may call 1-800-341-7400.



                  FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

Reference is made to the Report of Independent Public Accountants on page 44.


                                                                   YEAR ENDED NOVEMBER 30,
                                                     ---------------------------------------------------
                                                      1997           1996           1995         1994(A)
                                                     ------         ------         ------        -------
NET ASSET VALUE, BEGINNING OF PERIOD                 $10.56         $10.54         $ 9.76         $10.00
---------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------
Net investment income                                  0.60           0.59           0.62           0.31
---------------------------------------------
Net realized and unrealized
gain (loss) on investments and
foreign currency, and futures contracts                0.30           0.12           0.78          (0.25)
---------------------------------------------        ------         ------         ------         ------
Total from investment operations                       0.90           0.71           1.40           0.06
---------------------------------------------        ------         ------         ------         ------
LESS DISTRIBUTIONS
---------------------------------------------
Distributions from
net investment income                                 (0.62)         (0.62)         (0.62)         (0.30)
---------------------------------------------
Distributions from net realized gain on
investments and foreign currency transactions,
and futures contracts                                 (0.07)         (0.07)            --             --
---------------------------------------------        ------         ------         ------         ------
Total distributions                                   (0.69)         (0.69)         (0.62)         (0.30)
---------------------------------------------        ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                       $10.77         $10.56         $10.54         $ 9.76
---------------------------------------------        ------         ------         ------         ------
TOTAL RETURN(B)                                        8.88%          6.98%         14.74%          0.55%
---------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------
Expenses                                               0.80%          0.80%          0.75%         0.67%*
---------------------------------------------
Net investment income                                  5.63%          5.72%          6.26%         6.02%*
---------------------------------------------
Expense waiver/reimbursement(c)                        0.70%          0.80%          1.06%         1.01%*
---------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------
Net assets, end of period (000 omitted)             $71,058        $67,122        $50,852        $34,692
---------------------------------------------
Average commission rate paid(d)                     $0.0053        $0.0003             --             --
---------------------------------------------
Portfolio turnover                                       99%           164%           165%           153%
---------------------------------------------


*   Computed on an annualized basis.

(a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from the start of business, January 18, 1994 to May 24, 1994, the net investment income was distributed to the Fund's adviser.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997,
WHICH CAN BE OBTAINED FREE OF CHARGE.

(See Notes which are an integral part of the Financial Statements)



                                        PORTFOLIO OF INVESTMENTS

                                      FEDERATED MANAGED INCOME FUND
                                           NOVEMBER 30, 1997


  SHARES                                                                                                                  VALUE IN
 OR UNITS                                                                                                               U.S. DOLLARS
----------         --------------------------------------------------------------------------------------------------   ------------
STOCKS -- 14.6%
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY -- 10.0%
--------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY -- 0.4%
--------------------------------------------------------------------------------------------------------------------
          7,100   Archer-Daniels-Midland Co.                                                                               $151,763
                  --------------------------------------------------------------------------------------------------
          1,300   Dow Chemical Co.                                                                                          128,375
                  --------------------------------------------------------------------------------------------------
          7,600   LTV Corporation                                                                                            84,550
                  --------------------------------------------------------------------------------------------------
          4,400   Louisiana-Pacific Corp.                                                                                    88,825
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     453,513
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER DURABLES -- 0.4%
--------------------------------------------------------------------------------------------------------------------
          1,400   Eastman Kodak Co.                                                                                          84,875
                  --------------------------------------------------------------------------------------------------
          1,800   General  Motors Corp., Class H                                                                            120,600
                  --------------------------------------------------------------------------------------------------
          1,200   General Motors Corp.                                                                                       73,200
                  --------------------------------------------------------------------------------------------------
          4,100   Rubbermaid, Inc.                                                                                           99,425
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     378,100
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER NON-DURABLES -- 0.9%
--------------------------------------------------------------------------------------------------------------------
          1,000   CPC International, Inc.                                                                                   103,375
                  --------------------------------------------------------------------------------------------------
             25   (a)Hosiery Corp. of America                                                                                   175
                  --------------------------------------------------------------------------------------------------
          5,600   PepsiCo, Inc.                                                                                             206,500
                  --------------------------------------------------------------------------------------------------
          1,800   Philip Morris Cos., Inc.                                                                                   78,300
                  --------------------------------------------------------------------------------------------------
          2,100   RJR Nabisco Holdings Corp.                                                                                 76,519
                  --------------------------------------------------------------------------------------------------
          5,400   Russell Corp.                                                                                             165,038
                  --------------------------------------------------------------------------------------------------
          2,600   Sara Lee Corp.                                                                                            137,475
                  --------------------------------------------------------------------------------------------------
          3,600   Unilever N.V.                                                                                             209,025
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     976,407
                  --------------------------------------------------------------------------------------------------   ------------
ENERGY MINERALS -- 1.2%
--------------------------------------------------------------------------------------------------------------------
          1,200   Atlantic Richfield Co.                                                                                     97,800
                  --------------------------------------------------------------------------------------------------
          2,000   Chevron Corp.                                                                                             160,375
                  --------------------------------------------------------------------------------------------------
          2,500   Exxon Corp.                                                                                               152,500
                  --------------------------------------------------------------------------------------------------
          4,300   Occidental Petroleum Corp.                                                                                127,656
                  --------------------------------------------------------------------------------------------------
          1,600   Royal Dutch Petroleum Co., ADR                                                                             84,300
                  --------------------------------------------------------------------------------------------------
          4,900   Sun Co., Inc.                                                                                             198,144
                  --------------------------------------------------------------------------------------------------
          2,800   Texaco, Inc.                                                                                              158,200
                  --------------------------------------------------------------------------------------------------
          5,000   USX-Marathon Group                                                                                        171,250
                  --------------------------------------------------------------------------------------------------

                                                          FEDERATED MANAGED INCOME FUND

  SHARES                                                                                                                 VALUE IN
 OR UNITS                                                                                                              U.S. DOLLARS
----------         --------------------------------------------------------------------------------------------------  ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
ENERGY MINERALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          3,600   YPF Sociedad Anonima, ADR                                                                                $120,825
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,271,050
                  --------------------------------------------------------------------------------------------------   ------------
FINANCE -- 1.2%
--------------------------------------------------------------------------------------------------------------------
          2,300   Allmerica Financial Corp.                                                                                 111,550
                  --------------------------------------------------------------------------------------------------
          1,348   Allstate Corp.                                                                                            115,760
                  --------------------------------------------------------------------------------------------------
          3,000   Bear Stearns Cos., Inc.                                                                                   124,500
                  --------------------------------------------------------------------------------------------------
          2,800   Block (H&R), Inc.                                                                                         114,800
                  --------------------------------------------------------------------------------------------------
          2,900   Boston Properties, Inc.                                                                                    94,613
                  --------------------------------------------------------------------------------------------------
          1,200   CIGNA Corp.                                                                                               200,700
                  --------------------------------------------------------------------------------------------------
            500   General RE Corp.                                                                                           99,250
                  --------------------------------------------------------------------------------------------------
          2,200   Marsh & McLennan Cos., Inc.                                                                               163,763
                  --------------------------------------------------------------------------------------------------
          2,200   Morgan Stanley, Dean Witter, Discover & Co.                                                               119,488
                  --------------------------------------------------------------------------------------------------
          2,400   Travelers Group, Inc.                                                                                     121,200
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,265,624
                  --------------------------------------------------------------------------------------------------   ------------
HEALTH CARE -- 1.1%
--------------------------------------------------------------------------------------------------------------------
          2,200   Abbott Laboratories                                                                                       143,000
                  --------------------------------------------------------------------------------------------------
          6,800   (a)Beverly Enterprises, Inc.                                                                              115,600
                  --------------------------------------------------------------------------------------------------
          2,600   Bristol-Myers Squibb Co.                                                                                  243,425
                  --------------------------------------------------------------------------------------------------
          1,200   Merck & Co., Inc.                                                                                         113,475
                  --------------------------------------------------------------------------------------------------
          3,400   (a)Perrigo Co.                                                                                             48,450
                  --------------------------------------------------------------------------------------------------
          5,800   Pharmacia & Upjohn, Inc.                                                                                  195,750
                  --------------------------------------------------------------------------------------------------
          2,000   Smithkline Beecham, ADR                                                                                    99,250
                  --------------------------------------------------------------------------------------------------
          4,000   U.S. Surgical Corp.                                                                                       105,500
                  --------------------------------------------------------------------------------------------------
          1,900   United Healthcare Corp.                                                                                    98,919
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,163,369
                  --------------------------------------------------------------------------------------------------   ------------
PRODUCER MANUFACTURING -- 0.8%
--------------------------------------------------------------------------------------------------------------------
          6,600   ITT Industries, Inc.                                                                                      209,550
                  --------------------------------------------------------------------------------------------------
          4,200   Ingersoll-Rand Co.                                                                                        171,675
                  --------------------------------------------------------------------------------------------------
          2,900   Johnson Controls, Inc.                                                                                    132,856
                  --------------------------------------------------------------------------------------------------
          4,100   (a)Lexmark Intl. Group, Class A                                                                           130,688
                  --------------------------------------------------------------------------------------------------
            800   Loews Corp.                                                                                                84,900
                  --------------------------------------------------------------------------------------------------
          2,000   PACCAR, Inc.                                                                                              110,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     839,669
                  --------------------------------------------------------------------------------------------------   ------------

                                                           FEDERATED MANAGED INCOME FUND

   SHARES                                                                                                                 VALUE IN
  OR UNITS                                                                                                             U.S. DOLLARS
----------        --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
RETAIL TRADE -- 0.5%
--------------------------------------------------------------------------------------------------------------------
          2,400   Dayton-Hudson Corp.                                                                                      $159,450
                  --------------------------------------------------------------------------------------------------
         15,300   (a)K Mart Corp.                                                                                           192,206
                  --------------------------------------------------------------------------------------------------
          6,300   Wal-Mart Stores, Inc.                                                                                     251,606
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     603,262
                  --------------------------------------------------------------------------------------------------   ------------
SERVICES -- 0.9%
--------------------------------------------------------------------------------------------------------------------
            900   ABB AB, ADR                                                                                               111,600
                  --------------------------------------------------------------------------------------------------
          2,800   Browning-Ferris Industries, Inc.                                                                           99,925
                  --------------------------------------------------------------------------------------------------
            800   News Corp., Ltd., ADR                                                                                      17,350
                  --------------------------------------------------------------------------------------------------
         10,900   News Corp., Ltd., ADR                                                                                     215,275
                  --------------------------------------------------------------------------------------------------
          5,300   Readers Digest Association, Inc., Class A                                                                 126,869
                  --------------------------------------------------------------------------------------------------
          2,348   (a)TCI Ventures Group, Class A                                                                             53,124
                  --------------------------------------------------------------------------------------------------
            560   (a)Tricon Global Restaurants, Inc.                                                                         18,935
                  --------------------------------------------------------------------------------------------------
          2,800   (a)Viacom, Inc., Class A                                                                                   97,300
                  --------------------------------------------------------------------------------------------------
          1,800   (a)Viacom, Inc., Class B                                                                                   63,000
                  --------------------------------------------------------------------------------------------------
          7,700   Waste Management, Inc.                                                                                    189,613
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     992,991
                  --------------------------------------------------------------------------------------------------   ------------
TECHNOLOGY -- 1.0%
--------------------------------------------------------------------------------------------------------------------
          3,200   AMP, Inc.                                                                                                 139,000
                  --------------------------------------------------------------------------------------------------
          2,800   (a)Cabletron Systems, Inc.                                                                                 64,400
                  --------------------------------------------------------------------------------------------------
          5,600   First Data Corp.                                                                                          158,550
                  --------------------------------------------------------------------------------------------------
          1,200   International Business Machines Corp.                                                                     131,475
                  --------------------------------------------------------------------------------------------------
            900   Matsushita Electric Industrial Co., ADR                                                                   139,556
                  --------------------------------------------------------------------------------------------------
         12,400   (a)Novell, Inc.                                                                                           114,700
                  --------------------------------------------------------------------------------------------------
          1,300   Raytheon Co.                                                                                               72,719
                  --------------------------------------------------------------------------------------------------
          4,300   (a)Seagate Technology, Inc.                                                                                97,556
                  --------------------------------------------------------------------------------------------------
          2,600   (a)Storage Technology Corp.                                                                               167,863
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,085,819
                  --------------------------------------------------------------------------------------------------   ------------
TELECOMMUNICATIONS & CELLULAR -- 0.0%
--------------------------------------------------------------------------------------------------------------------
             38   (a)NEXTEL Communications, Inc., Class A                                                                       960
                  --------------------------------------------------------------------------------------------------   ------------
TRANSPORTATION -- 0.3%
--------------------------------------------------------------------------------------------------------------------
          3,000   CNF Transporation, Inc.                                                                                   130,500
                  --------------------------------------------------------------------------------------------------
          2,935   KLM Royal Dutch Airlines                                                                                  105,660
                  ----------------------------------------------------------------------------------------------------

                                              FEDERATED MANAGED INCOME FUND

         SHARES                                                                                                            VALUE IN
       OR UNITS                                                                                                        U.S. DOLLARS
-------------------                                                                                                    ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TRANSPORTATION -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          2,700   Ryder Systems, Inc.                                                                                      $ 98,044
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     334,204
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 1.3%
--------------------------------------------------------------------------------------------------------------------
          2,300   CMS Energy Corp.                                                                                           90,563
                  --------------------------------------------------------------------------------------------------
          1,700   Coastal Corp.                                                                                              99,556
                  --------------------------------------------------------------------------------------------------
          1,600   Columbia Gas System, Inc.                                                                                 116,400
                  --------------------------------------------------------------------------------------------------
          4,300   Entergy Corp.                                                                                             111,800
                  --------------------------------------------------------------------------------------------------
          1,700   GTE Corp.                                                                                                  85,956
                  --------------------------------------------------------------------------------------------------
          4,300   Houston Industries, Inc.                                                                                  101,856
                  --------------------------------------------------------------------------------------------------
          5,700   MCI Communications Corp.                                                                                  250,444
                  ----------------------------------------------------------------------------------------------------
          4,900   P G & E Corp.                                                                                             138,425
                  ----------------------------------------------------------------------------------------------------
          2,900   Public Service Enterprises Group, Inc.                                                                     84,644
                  ----------------------------------------------------------------------------------------------------
          6,852   (a)Tele-Communications, Inc., Class A                                                                     156,954
                  ----------------------------------------------------------------------------------------------------
          2,700   U.S. West, Inc.                                                                                           122,006
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,358,604
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL LARGE COMPANY                                                                                    10,723,572
                  --------------------------------------------------------------------------------------------------   ------------
UTILITY STOCKS -- 4.6%
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES: CENTRAL -- 1.0%
--------------------------------------------------------------------------------------------------------------------
          4,300   American Electric Power Co., Inc.                                                                         213,119
                  --------------------------------------------------------------------------------------------------
          5,200   CMS Energy Corp.                                                                                          204,750
                  --------------------------------------------------------------------------------------------------
          5,200   Cinergy Corp.                                                                                             185,250
                  --------------------------------------------------------------------------------------------------
          7,500   DPL, Inc.                                                                                                 196,875
                  --------------------------------------------------------------------------------------------------
          4,400   NIPSCO Industries, Inc.                                                                                   205,975
                  --------------------------------------------------------------------------------------------------
          1,700   Northern States Power Co.                                                                                  93,288
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,099,257
                  --------------------------------------------------------------------------------------------------   ------------
ELECTRIC UTILITIES: EAST -- 0.3%
--------------------------------------------------------------------------------------------------------------------
          3,400   Baltimore Gas & Electric Co.                                                                              104,338
                  --------------------------------------------------------------------------------------------------
          6,600   DQE, Inc.                                                                                                 219,038
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     323,376
                  --------------------------------------------------------------------------------------------------   ------------
ELECTRIC UTILITIES: SOUTH -- 1.4%
--------------------------------------------------------------------------------------------------------------------
          2,500   Carolina Power & Light Co.                                                                                 93,438
                  --------------------------------------------------------------------------------------------------
          2,500   Dominion Resources, Inc.                                                                                   97,188
                  --------------------------------------------------------------------------------------------------
          5,800   Duke Energy Corp.                                                                                         301,600
                  --------------------------------------------------------------------------------------------------

                                                          FEDERATED MANAGED INCOME FUND

SHARES OR UNITS
 OR PRINCIPAL                                                                                                            VALUE IN
   AMOUNT                                                                                                              U.S. DOLLARS
-------------     --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
UTILITY STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES: SOUTH -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          4,900   FPL Group, Inc.                                                                                          $274,094
                  --------------------------------------------------------------------------------------------------
          6,300   Houston Industries, Inc.                                                                                  149,231
                  --------------------------------------------------------------------------------------------------
         12,500   Southern Co.                                                                                              300,000
                  --------------------------------------------------------------------------------------------------
          7,200   TECO Energy, Inc.                                                                                         184,500
                  --------------------------------------------------------------------------------------------------
          4,000   Texas Utilities Co.                                                                                       160,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,560,051
                  --------------------------------------------------------------------------------------------------   ------------
ELECTRIC UTILITIES: WEST -- 0.7%
--------------------------------------------------------------------------------------------------------------------
          5,600   Edison International                                                                                      150,150
                  --------------------------------------------------------------------------------------------------
          7,500   P G & E Corp.                                                                                             211,875
                  --------------------------------------------------------------------------------------------------
          6,200   Pacificorp                                                                                                144,538
                  --------------------------------------------------------------------------------------------------
          6,100   Pinnacle West Capital Corp.                                                                               235,231
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     741,794
                  --------------------------------------------------------------------------------------------------   ------------
NATURAL GAS DISTRIBUTION -- 0.5%
--------------------------------------------------------------------------------------------------------------------
          2,500   Consolidated Natural Gas Co.                                                                              150,938
                  --------------------------------------------------------------------------------------------------
          5,900   MCN Corp.                                                                                                 225,306
                  --------------------------------------------------------------------------------------------------
          4,100   Pacific Enterprises                                                                                       145,038
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     521,282
                  --------------------------------------------------------------------------------------------------   ------------
OIL/GAS TRANSMISSION -- 0.7%
--------------------------------------------------------------------------------------------------------------------
          1,700   Coastal Corp.                                                                                              99,556
                  --------------------------------------------------------------------------------------------------
          2,000   Columbia Gas System, Inc.                                                                                 145,500
                  --------------------------------------------------------------------------------------------------
          5,400   Enron Corp.                                                                                               209,250
                  --------------------------------------------------------------------------------------------------
          2,600   Sonat, Inc.                                                                                               113,263
                  --------------------------------------------------------------------------------------------------
          4,300   Williams Companies, Inc.                                                                                  229,781
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     797,350
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL UTILITY STOCKS                                                                                    5,043,110
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL STOCKS (IDENTIFIED COST $13,545,781)                                                             15,766,682
                  --------------------------------------------------------------------------------------------------   ------------
BONDS -- 87.7%
--------------------------------------------------------------------------------------------------------------------
TREASURY AND GOVERNMENT SECURITIES -- 44.7%
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY -- 36.0%
--------------------------------------------------------------------------------------------------------------------
     $6,060,000   United States Treasury Bond, 7.25%, 5/15/2004                                                           6,503,350
                  --------------------------------------------------------------------------------------------------
      4,200,000   United States Treasury Bond, 8.125%, 5/15/2021                                                          5,226,522
                  --------------------------------------------------------------------------------------------------
     11,698,000   United States Treasury Note, 5.75%, 8/15/2003                                                          11,635,065
                  --------------------------------------------------------------------------------------------------
      1,000,000   United States Treasury Note, 5.875%, 2/15/2004                                                          1,001,490
                  --------------------------------------------------------------------------------------------------

                                                          FEDERATED MANAGED INCOME FUND

  PRINCIPAL                                                                                                              VALUE IN
   AMOUNT                                                                                                              U.S. DOLLARS
-------------     --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TREASURY AND GOVERNMENT SECURITIES -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
U.S. TREASURY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
     $6,840,000   United States Treasury Note, 6.125%, 8/15/2007                                                         $6,975,637
                  --------------------------------------------------------------------------------------------------
      7,125,000   United States Treasury Note, 6.50%, 10/15/2006                                                          7,410,998
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                  38,753,062
                  --------------------------------------------------------------------------------------------------   ------------
(D)REPURCHASE AGREEMENTS -- 8.7%
--------------------------------------------------------------------------------------------------------------------
      7,380,000   BT Securities Corp., 5.730%, dated 11/28/1997, due 12/1/1997                                            7,380,000
                  --------------------------------------------------------------------------------------------------
      2,000,000   (e)UBS Securities, Inc., 5.700%, dated 11/24/1997, due 1/14/1998                                        2,000,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total (at amortized cost)                                                                               9,380,000
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL TREASURY AND GOVERNMENT SECURITIES                                                               48,133,062
                  --------------------------------------------------------------------------------------------------   ------------
MORTGAGE-BACKED SECURITIES -- 26.9%
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY -- 26.9%
--------------------------------------------------------------------------------------------------------------------
         45,554   Federal Home Loan Mortgage Corp., 9.50%, 6/1/2021                                                          49,497
                  --------------------------------------------------------------------------------------------------
        105,103   Federal Home Loan Mortgage Corp., 9.50%, 4/1/2021                                                         113,347
                  --------------------------------------------------------------------------------------------------
        405,055   Federal Home Loan Mortgage Corp., 7.50%, 5/1/2024                                                         415,307
                  --------------------------------------------------------------------------------------------------
        214,598   Federal Home Loan Mortgage Corp., 7.00%, 7/1/2024                                                         216,542
                  --------------------------------------------------------------------------------------------------
        927,004   Federal Home Loan Mortgage Corp., 6.50%, 9/1/2025                                                         915,130
                  --------------------------------------------------------------------------------------------------
        942,107   Federal Home Loan Mortgage Corp., 7.00%, 2/1/2026                                                         947,703
                  --------------------------------------------------------------------------------------------------
      3,050,000   Federal Home Loan Mortgage Corp., 6.00%, 11/1/2027                                                      2,986,133
                  --------------------------------------------------------------------------------------------------
        810,908   Federal Home Loan Mortgage Corp., 6.50%, 4/1/2026                                                         802,297
                  --------------------------------------------------------------------------------------------------
        811,484   Federal Home Loan Mortgage Corp., 7.50%, 7/1/2026                                                         829,491
                  --------------------------------------------------------------------------------------------------
      1,100,169   Federal Home Loan Mortgage Corp., 6.50%, 3/1/2011                                                       1,097,419
                  --------------------------------------------------------------------------------------------------
        294,334   Federal Home Loan Mortgage Corp., 8.00%, 9/1/2010                                                         304,635
                  --------------------------------------------------------------------------------------------------
        640,090   Federal Home Loan Mortgage Corp., 7.00%, 4/1/2009                                                         648,488
                  --------------------------------------------------------------------------------------------------
        217,045   Federal Home Loan Mortgage Corp., 6.50%, 5/1/2011                                                         216,502
                  --------------------------------------------------------------------------------------------------
        888,649   Federal Home Loan Mortgage Corp., 7.50%, 7/1/2011                                                         910,314
                  --------------------------------------------------------------------------------------------------
        583,363   Federal Home Loan Mortgage Corp., 6.00%, 5/1/2003                                                         577,529
                  --------------------------------------------------------------------------------------------------
        396,177   Federal National Mortgage Association, 7.00%, 5/1/2001                                                    400,138
                  --------------------------------------------------------------------------------------------------
        441,526   Federal National Mortgage Association, 7.00%, 7/1/2024                                                    444,701
                  --------------------------------------------------------------------------------------------------
        688,082   Federal National Mortgage Association, 8.50%, 7/1/2024                                                    721,413
                  --------------------------------------------------------------------------------------------------
        531,956   Federal National Mortgage Association, 7.50%, 10/1/2011                                                   544,425
                  --------------------------------------------------------------------------------------------------
        986,519   Federal National Mortgage Association, 7.00%, 8/1/2027                                                    988,058
                  --------------------------------------------------------------------------------------------------
        359,388   Federal National Mortgage Association, 8.00%, 11/1/2024                                                   372,617
                  --------------------------------------------------------------------------------------------------
        332,222   Federal National Mortgage Association, 9.00%, 2/1/2025                                                    353,610
                  --------------------------------------------------------------------------------------------------
        122,572   Federal National Mortgage Association, 8.50%, 2/1/2025                                                    128,394
                  --------------------------------------------------------------------------------------------------

                                                          FEDERATED MANAGED INCOME FUND

  PRINCIPAL                                                                                                              VALUE IN
   AMOUNT                                                                                                              U.S. DOLLARS
-------------     --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
       $772,417   Federal National Mortgage Association, 7.50%, 7/1/2025                                                   $790,523
                  --------------------------------------------------------------------------------------------------
        875,656   Federal National Mortgage Association, 7.00%, 7/1/2025                                                    880,857
                  --------------------------------------------------------------------------------------------------
        906,614   Federal National Mortgage Association, 6.00%, 3/1/2011                                                    891,455
                  --------------------------------------------------------------------------------------------------
        887,172   Federal National Mortgage Association, 6.50%, 2/1/2026                                                    871,833
                  --------------------------------------------------------------------------------------------------
        954,143   Federal National Mortgage Association, 7.50%, 10/1/2026                                                   974,419
                  --------------------------------------------------------------------------------------------------
        409,875   Federal National Mortgage Association, 7.00%, 8/1/2011                                                    414,486
                  --------------------------------------------------------------------------------------------------
      1,155,724   Federal National Mortgage Association, 8.00%, 5/1/2027                                                  1,196,394
                  --------------------------------------------------------------------------------------------------
        282,026   Federal National Mortgage Association, 10.50%, 1/1/2021                                                   315,429
                  --------------------------------------------------------------------------------------------------
      2,000,000   (c)Federal National Mortgage Association TBA, 8.00%                                                     2,068,740
                  --------------------------------------------------------------------------------------------------
        891,834   Government National Mortgage Association, 8.00%, 6/15/2022                                                927,507
                  --------------------------------------------------------------------------------------------------
        823,193   Government National Mortgage Association, 7.00%, 10/15/2023                                               828,083
                  --------------------------------------------------------------------------------------------------
        405,694   Government National Mortgage Association, 8.50%, 10/15/2024                                               426,741
                  --------------------------------------------------------------------------------------------------
      1,437,992   Government National Mortgage Association, 7.50%, 3/15/2026                                              1,468,103
                  --------------------------------------------------------------------------------------------------
        579,234   Government National Mortgage Association, 7.00%, 7/15/2024                                                582,675
                  --------------------------------------------------------------------------------------------------
      1,229,833   Government National Mortgage Association, 9.00%, 11/15/2017                                             1,334,369
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL MORTGAGE-BACKED SECURITIES                                                                       28,955,304
                  --------------------------------------------------------------------------------------------------   ------------
HIGH YIELD BONDS -- 2.2%
--------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         38,000   Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004                                                42,370
                  --------------------------------------------------------------------------------------------------
         50,000   Collins & Aikman Products, Sr. Sub. Note, 11.50%, 4/15/2006                                                56,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      99,120
                  --------------------------------------------------------------------------------------------------   ------------
BANKING -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   First Nationwide Escrow , Sr. Sub. Note, 10.625%, 10/1/2003                                                55,875
                  --------------------------------------------------------------------------------------------------   ------------
BROADCAST RADIO & TV -- 0.2%
--------------------------------------------------------------------------------------------------------------------
                  American Radio Systems Corp., 262 PIK Pfd., 11.375%                                                        30,916
                  --------------------------------------------------------------------------------------------------
                  Chancellor Media Corp., 500 PIK Pfd., Series A, 12.25%                                                     70,250
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Fox/Liberty Networks, LLC, Sr. Disc. Note, 8/15/2007                                                    31,375
                  --------------------------------------------------------------------------------------------------
                  (b)Sinclair Broadcast Group, Inc., 500 Pfd., $11.625                                                       55,250
                  --------------------------------------------------------------------------------------------------
         25,000   Sullivan Broadcasting, Sr. Sub. Note, 10.25%, 12/15/2005                                                   26,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     214,541
                  --------------------------------------------------------------------------------------------------   ------------
BUSINESS EQUIPMENT & SERVICES -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   (b)Dialog Corporation PLC, Sr. Sub. Note, 11.00%, 11/15/2007                                               51,125
                  --------------------------------------------------------------------------------------------------
         32,000   Knoll, Inc., Sr. Sub. Note, 10.875%, 3/15/2006                                                             35,840
                  --------------------------------------------------------------------------------------------------

                                                          FEDERATED MANAGED INCOME FUND

  PRINCIPAL                                                                                                              VALUE IN
   AMOUNT                                                                                                              U.S. DOLLARS
-------------     --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
BUSINESS EQUIPMENT & SERVICES -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
        $17,000   United Stationers Supply, Sr. Sub. Note, 12.75%, 5/1/2005                                                $ 19,423
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     106,388
                  --------------------------------------------------------------------------------------------------   ------------
CABLE TELEVISION -- 0.3%
--------------------------------------------------------------------------------------------------------------------
         50,000   Cablevision Systems Corp., Sr. Sub. Note, 9.875%, 5/15/2006                                                54,375
                  --------------------------------------------------------------------------------------------------
         50,000   Charter Communication Southeast, Sr. Note, 11.25%, 3/15/2006                                               55,750
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Diamond Cable Comm. PLC, Sr. Disc. Note, 2/15/2007                                                      33,250
                  --------------------------------------------------------------------------------------------------
         25,000   Echostar Satellite Broadcasting Corp. Sr. Disc. Note, 0/13.125%, 3/15/2004                                 20,875
                  --------------------------------------------------------------------------------------------------
         50,000   International Cabletel, Sr. Defd. Cpn. Note, 2/1/2006                                                      38,375
                  --------------------------------------------------------------------------------------------------
         25,000   Pegasus Media , Note, 12.50%, 7/1/2005                                                                     28,625
                  --------------------------------------------------------------------------------------------------
         25,000   Rogers Cablesystems Inc., Sr. Secd. 2nd Priority Note, 10.00%, 12/1/2007                                   27,375
                  --------------------------------------------------------------------------------------------------
         50,000   Telewest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007                                                          38,375
                  --------------------------------------------------------------------------------------------------
         50,000   UIH Australia/Pacific, Sr. Disc. Note, 0/14.00%, 5/15/2006                                                 32,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     329,750
                  --------------------------------------------------------------------------------------------------   ------------
CLOTHING & TEXTILES -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   Westpoint Stevens, Inc., Sr. Sub. Deb., 9.375%, 12/15/2005                                                 52,625
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER PRODUCTS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         25,000   Hosiery Corp. Of America, Sr. Sub. Note, 13.75%, 8/1/2002                                                  27,125
                  --------------------------------------------------------------------------------------------------
         25,000   Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                                            25,188
                  --------------------------------------------------------------------------------------------------
         25,000   Revlon Consumer Products, Sr. Sub. Note, 10.50%, 2/15/2003                                                 26,531
                  --------------------------------------------------------------------------------------------------
         25,000   Simmons Co., Sr. Sub. Note, 10.75%, 4/15/2006                                                              26,250
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     105,094
                  --------------------------------------------------------------------------------------------------   ------------
ECOLOGICAL SERVICES & EQUIPMENT -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Allied Waste N.A., Inc., Company Guarantee, 10.25%, 12/1/2006                                              54,750
                  --------------------------------------------------------------------------------------------------   ------------
FOOD & DRUG RETAILERS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         25,000   Carr Gottstein Foods Co., Sr. Sub. Note, 12.00%, 11/15/2005                                                27,875
                  --------------------------------------------------------------------------------------------------
         50,000   Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                                                           56,375
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      84,250
                  --------------------------------------------------------------------------------------------------   ------------
FOOD PRODUCTS -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         25,000   Van De Kamp's, Inc., Sr. Sub. Note, 12.00%, 9/15/2005                                                      27,875
                  --------------------------------------------------------------------------------------------------   ------------
FOOD SERVICES -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   (b)AmeriServe Food Dist. Inc, Sr. Sub. Note, 10.125%, 7/15/2007                                            52,000
                  --------------------------------------------------------------------------------------------------   ------------
FOREST PRODUCTS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         25,000   Four M Corp., Sr. Note, 12.00%, 6/1/2006                                                                   26,750
                  --------------------------------------------------------------------------------------------------

                                                          FEDERATED MANAGED INCOME FUND

  PRINCIPAL                                                                                                              VALUE IN
   AMOUNT                                                                                                              U.S. DOLLARS
-------------     --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
        $25,000   Stone Container, Sr. Note, 11.50%, 10/1/2004                                                              $27,375
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      54,125
                  --------------------------------------------------------------------------------------------------   ------------
HEALTHCARE -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Dade International, Inc., Sr. Sub. Note, 11.125%, 5/1/2006                                                 55,875
                  --------------------------------------------------------------------------------------------------
         50,000   Tenet Healthcare, Sr. Sub. Note, 8.625%, 1/15/2007                                                         51,375
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     107,250
                  --------------------------------------------------------------------------------------------------   ------------
HOTELS, MOTELS, INNS & CASINOS -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         25,000   Courtyard By Marriott, Sr. Note, 10.75%, 2/1/2008                                                          27,188
                  --------------------------------------------------------------------------------------------------   ------------
INDUSTRIAL PRODUCTS & EQUIPMENT -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         25,000   Cabot Safety Corp., Sr. Sub. Note, 12.50%, 7/15/2005                                                       28,125
                  --------------------------------------------------------------------------------------------------   ------------
LEISURE & ENTERTAINMENT -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   AMF Group, Inc., Sr. Sub. Disc. Note, 0/12.25%, 3/15/2006                                                  39,000
                  --------------------------------------------------------------------------------------------------
         25,000   Cobblestone Golf, Sr. Note, 11.50%, 6/1/2003                                                               27,125
                  --------------------------------------------------------------------------------------------------
         50,000   Premier Parks, Sr. Note, 12.00%, 8/15/2003                                                                 55,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     121,875
                  --------------------------------------------------------------------------------------------------   ------------
MACHINERY & EQUIPMENT -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Alvey Systems, Sr. Sub. Note, 11.375%, 1/31/2003                                                           53,250
                  --------------------------------------------------------------------------------------------------   ------------
OIL & GAS -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   Forcenergy, Inc., Sr. Sub. Note, 8.50%, 2/15/2007                                                          50,500
                  --------------------------------------------------------------------------------------------------   ------------
PRINTING & PUBLISHING -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Garden State Newspapers, Inc., Sr. Sub. Note, 12.00%, 7/1/2004                                             56,250
                  --------------------------------------------------------------------------------------------------   ------------
REAL ESTATE -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         17,000   Trizec Finance, Sr. Note, 10.875%, 10/15/2005                                                              19,210
                  --------------------------------------------------------------------------------------------------   ------------
STEEL -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         25,000   GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004                                            27,625
                  --------------------------------------------------------------------------------------------------   ------------
SURFACE TRANSPORTATION -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         25,000   Ameritruck Distribution, Sr. Sub. Note, 12.25%, 11/15/2005                                                 26,375
                  --------------------------------------------------------------------------------------------------
         25,000   Gearbulk Holding Limited, Sr. Note, 11.25%, 12/1/2004                                                      27,531
                  --------------------------------------------------------------------------------------------------
         50,000   Stena AB, Sr. Note, 10.50%, 12/15/2005                                                                     54,688
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     108,594
                  --------------------------------------------------------------------------------------------------   ------------
TELECOMMUNICATIONS & CELLULAR -- 0.4%
--------------------------------------------------------------------------------------------------------------------
         50,000   American Communications, Sr. Disc. Note, 0/12.75%, 4/1/2006                                                35,750
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Hermes Europe Railtel B.V, Sr. Note, 11.50%, 8/15/2007                                                  55,000
                  --------------------------------------------------------------------------------------------------

                                                          FEDERATED MANAGED INCOME FUND

  PRINCIPAL                                                                                                              VALUE IN
   AMOUNT                                                                                                              U.S. DOLLARS
-------------     --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS & CELLULAR -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
        $50,000   Intermedia Communications, Sr. Disc. Note, 0/12.50%, 5/15/2006                                            $39,000
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Metronet Communications, Unit, 12.00%, 8/15/2007                                                        56,750
                  --------------------------------------------------------------------------------------------------
         25,000   NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.75%, 8/15/2004                                            21,688
                  --------------------------------------------------------------------------------------------------
         25,000   Paging Network, Inc., Sr. Sub. Note, 10.00%, 10/15/2008                                                    25,938
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Qwest Communications, Inc., Sr. Disc. Note, 10/15/2007                                                  32,500
                  --------------------------------------------------------------------------------------------------
         50,000   Teleport Communications, Sr. Disc. Note, 0/11.125%, 7/1/2007                                               39,813
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Telesystem International, Sr. Disc. Note, 11/1/2007                                                     27,500
                  --------------------------------------------------------------------------------------------------
         50,000   Vanguard Cellular Systems, Deb., 9.375%, 4/15/2006                                                         52,375
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     386,314
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         25,000   California Energy Co., Sr. Note, 10.25%, 1/15/2004                                                         27,125
                  --------------------------------------------------------------------------------------------------
                  El Paso Electric Co., 604 PIK Pfd., Series A, 11.40%                                                       66,138
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      93,263
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL HIGH YIELD BONDS                                                                                  2,315,837
                  --------------------------------------------------------------------------------------------------   ------------
INVESTMENT GRADE BONDS -- 9.4%
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        250,000   McDonnell Douglas Finance, Note, 9.40%, 10/15/2001                                                        265,000
                  --------------------------------------------------------------------------------------------------   ------------
BANKING -- 1.1%
--------------------------------------------------------------------------------------------------------------------
        250,000   Chase Manhattan, Sub. Note, 8.00%, 5/1/2005                                                               252,175
                  --------------------------------------------------------------------------------------------------
        200,000   National Bank of Canada, Sub. Note, 8.125%, 8/15/2004                                                     216,458
                  --------------------------------------------------------------------------------------------------
        285,000   PNC Funding Corp, Sub. Note, 6.875%, 7/15/2007                                                            290,273
                  --------------------------------------------------------------------------------------------------
        350,000   Santander Finance Issuances, Bank Guarantee, 7.875%, 4/15/2005                                            372,761
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,131,667
                  --------------------------------------------------------------------------------------------------   ------------
BEVERAGE & TOBACCO -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        100,000   Philip Morris Cos., Inc., Deb., 6.00%, 7/15/2001                                                           97,881
                  --------------------------------------------------------------------------------------------------
        100,000   Philip Morris, Deb., 8.625%, 3/1/1999                                                                     102,933
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     200,814
                  --------------------------------------------------------------------------------------------------   ------------
BROADCAST RADIO & TV -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        175,000   SCI Television, Sr. Secd. Note, 11.00%, 6/30/2005                                                         182,313
                  --------------------------------------------------------------------------------------------------   ------------
CABLE TELEVISION -- 0.5%
--------------------------------------------------------------------------------------------------------------------
        515,000   TKR Cable Inc., 10.50%, 10/30/2007                                                                        573,092
                  --------------------------------------------------------------------------------------------------   ------------
CHEMICALS & PLASTICS -- 0.3%
--------------------------------------------------------------------------------------------------------------------
        350,000   (b)Bayer Corp., Deb., 6.50%, 10/1/2002                                                                    353,056
                  --------------------------------------------------------------------------------------------------   ------------

                                                          FEDERATED MANAGED INCOME FUND

  PRINCIPAL                                                                                                              VALUE IN
   AMOUNT                                                                                                              U.S. DOLLARS
-------------     --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
EDUCATION -- 0.3%
--------------------------------------------------------------------------------------------------------------------
       $300,000   Boston University, 7.625%, 7/15/2097                                                                     $323,741
                  --------------------------------------------------------------------------------------------------   ------------
ELECTRONICS -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        200,000   Harris Corp, Deb., 10.375%, 12/1/2018                                                                     217,546
                  --------------------------------------------------------------------------------------------------   ------------
FINANCE - RETAIL -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        250,000   Household Finance, Deb., 6.45%, 2/1/2009                                                                  244,650
                  --------------------------------------------------------------------------------------------------   ------------
FINANCIAL INTERMEDIARIES -- 0.7%
--------------------------------------------------------------------------------------------------------------------
        250,000   Green Tree Financial Corp, Sr. Sub. Note, 10.25%, 6/1/2002                                                287,138
                  --------------------------------------------------------------------------------------------------
        325,000   Lehman Brothers, Inc., Sr. Sub. Note, 7.375%, 1/15/2007                                                   334,633
                  --------------------------------------------------------------------------------------------------
        100,000   Salomon, Inc., Note, 7.20%, 2/1/2004                                                                      102,674
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     724,445
                  --------------------------------------------------------------------------------------------------   ------------
FOREST PRODUCTS -- 0.7%
--------------------------------------------------------------------------------------------------------------------
        400,000   Quno Corp., Sr. Note, 9.125%, 5/15/2005                                                                   431,000
                  --------------------------------------------------------------------------------------------------
        250,000   Repap Wisconsin, Inc., 2nd Priority Sr. Secd. Note, 9.875%, 5/1/2006                                      272,975
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     703,975
                  --------------------------------------------------------------------------------------------------   ------------
GOVERNMENT AGENCY -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        250,000   Federal National Mortgage Association, 8.59%, 2/3/2005                                                    251,228
                  --------------------------------------------------------------------------------------------------   ------------
INSURANCE -- 1.7%
--------------------------------------------------------------------------------------------------------------------
        250,000   AFC Capital Trust I, Bond, 8.207%, 2/3/2027                                                               270,660
                  --------------------------------------------------------------------------------------------------
         85,000   American General Corp., S.F. Deb., 9.625%, 2/1/2018                                                        89,476
                  --------------------------------------------------------------------------------------------------
        350,000   Conseco, Inc., Sr. Note, 10.50%, 12/15/2004                                                               420,273
                  --------------------------------------------------------------------------------------------------
        265,000   Continental Corp, Note, 8.25%, 4/15/1999                                                                  272,637
                  --------------------------------------------------------------------------------------------------
        250,000   Delphi Funding, LLC, 9.31%  Capital Securities, Series A                                                  271,665
                  --------------------------------------------------------------------------------------------------
        250,000   Sunamerica Inc, Medium Term Note, 7.34%, 8/30/2005                                                        260,775
                  --------------------------------------------------------------------------------------------------
        250,000   USF&G Corp., Company Guarantee, 8.47%, 1/10/2027                                                          264,578
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,850,064
                  --------------------------------------------------------------------------------------------------   ------------
METALS & MINING -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        225,000   Barrick Gold Corp., Deb., 7.50%, 5/1/2007                                                                 237,227
                  --------------------------------------------------------------------------------------------------   ------------
OIL & GAS -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        250,000   USX Corp., Note, 6.375%, 7/15/1998                                                                        251,118
                  --------------------------------------------------------------------------------------------------   ------------
PRINTING & PUBLISHING -- 0.4%
--------------------------------------------------------------------------------------------------------------------
        400,000   News America Holdings, Sr. Note, 7.50%, 3/1/2000                                                          408,924
                  --------------------------------------------------------------------------------------------------   ------------
RETAILERS -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        200,000   Harcourt General, Sr. Deb., 7.20%, 8/1/2027                                                               201,128
                  --------------------------------------------------------------------------------------------------   ------------

                                                          FEDERATED MANAGED INCOME FUND

   PRINCIPAL
    AMOUNT
  OR FOREIGN
   CURRENCY                                                                                                              VALUE IN
  PAR AMOUNT                                                                                                           U.S. DOLLARS
-------------     --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SERVICES -- 0.2%
--------------------------------------------------------------------------------------------------------------------
       $250,000   Loewen Group Int'l, Sr. Note, 8.25%, 4/15/2003                                                           $259,523
                  --------------------------------------------------------------------------------------------------   ------------
SOVEREIGN GOVERNMENT -- 0.6%
--------------------------------------------------------------------------------------------------------------------
        300,000   (b)Freeport Terminal (Malta), Gtd. Global Note, 7.50%, 3/29/2009                                          314,919
                  --------------------------------------------------------------------------------------------------
        100,000   Republic of South Africa, Global Bond Deb., 9.625%, 12/15/1999                                            105,750
                  --------------------------------------------------------------------------------------------------
        250,000   Republic of Colombia, Note, 7.25%, 2/15/2003                                                              238,625
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     659,294
                  --------------------------------------------------------------------------------------------------   ------------
SURFACE TRANSPORTATION -- 0.3%
--------------------------------------------------------------------------------------------------------------------
        300,000   Trans Ocean Container Corp., Sr. Sub. Note, 12.25%, 7/1/2004                                              345,825
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 0.8%
--------------------------------------------------------------------------------------------------------------------
        300,000   Duke Power Co., 1st Mtg. Note, 7.00%, 9/1/2005                                                            305,085
                  --------------------------------------------------------------------------------------------------
        250,000   Enersis S.A., Note, 7.40%, 12/1/2016                                                                      251,295
                  --------------------------------------------------------------------------------------------------
        300,000   Gulf States Util, FMB, 6.75%, 10/1/1998                                                                   300,582
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     856,962
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL INVESTMENT GRADE BONDS                                                                           10,241,592
                  --------------------------------------------------------------------------------------------------   ------------
FOREIGN BONDS -- 4.5%
--------------------------------------------------------------------------------------------------------------------
AUSTRALIAN DOLLAR -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        165,000   Federal National Mortgage Association, 6.50%, 7/10/2002                                                   114,994
                  --------------------------------------------------------------------------------------------------
         74,000   Queensland TreasGlobal Notes, Deb., 10.50%, 5/15/2003                                                      60,571
                  --------------------------------------------------------------------------------------------------
         25,000   West Australia Treas Corp, Local Gov't. Guarantee, 8.00%, 7/15/2003                                        18,541
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     194,106
                  --------------------------------------------------------------------------------------------------   ------------
BELGIUM FRANC -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        514,000   Belgian Govt., Bond, 6.50%, 3/31/2005                                                                      15,024
                  --------------------------------------------------------------------------------------------------
      2,000,000   Belgium Kingdom, 7.75%, 10/15/2004                                                                         62,356
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      77,380
                  --------------------------------------------------------------------------------------------------   ------------
CANADIAN DOLLAR -- 0.3%
--------------------------------------------------------------------------------------------------------------------
        167,000   Canada Government, Deb., 6.50%, 6/1/2004                                                                  124,050
                  --------------------------------------------------------------------------------------------------
        200,000   Ontario Hydro, 9.00%, 6/24/2002                                                                           161,126
                  --------------------------------------------------------------------------------------------------
         34,000   Ontario Hydro, Bond, 7.75%, 11/3/2005                                                                      26,919
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     312,095
                  --------------------------------------------------------------------------------------------------   ------------

                                                          FEDERATED MANAGED INCOME FUND
   FOREIGN
   CURRENCY                                                                                                              VALUE IN
  PAR AMOUNT                                                                                                           U.S. DOLLARS
-------------     --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
DANISH KRONE -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        898,000   Denmark -- Bullet, Bond, 8.00%, 3/15/2006                                                                $152,806
                  --------------------------------------------------------------------------------------------------
        600,000   Denmark, 8.00%, 5/15/2003                                                                                 100,149
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     252,955
                  --------------------------------------------------------------------------------------------------   ------------
FRENCH FRANC -- 0.2%
--------------------------------------------------------------------------------------------------------------------
         28,000   France O.A.T., Deb., 8.25%, 4/25/2022                                                                      39,628
                  --------------------------------------------------------------------------------------------------
        270,000   France O.A.T., Bond, 7.25%, 4/25/2006                                                                      51,637
                  --------------------------------------------------------------------------------------------------
         73,000   France O.A.T., Bond, 7.50%, 4/25/2005                                                                      91,939
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     183,204
                  --------------------------------------------------------------------------------------------------   ------------
DEUTSCHE MARK -- 1.2%
--------------------------------------------------------------------------------------------------------------------
         45,000   DG-HYPBK 5.75%, 1/22/2007                                                                                  25,798
                  --------------------------------------------------------------------------------------------------
         79,000   Deutschland Republic, Deb., 6.25%, 1/4/2024                                                                46,083
                  --------------------------------------------------------------------------------------------------
     38,000,000   KFW International Finance, 6.00%, 11/29/1999                                                              329,457
                  --------------------------------------------------------------------------------------------------
        100,000   KFW International Finance, Bank Guarantee, 6.75%, 6/20/2005                                                60,675
                  --------------------------------------------------------------------------------------------------
        600,000   KFW International Finance, 7.00%, 5/12/2000                                                               107,304
                  --------------------------------------------------------------------------------------------------
        700,000   Treuhandanstalt, 7.75%, 10/1/2002                                                                         442,149
                  --------------------------------------------------------------------------------------------------
        408,000   Treuhandanstalt, Foreign Gov't. Guarantee, 6.875%, 6/11/2003                                              250,121
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,261,587
                  --------------------------------------------------------------------------------------------------   ------------
GREEK DRACHMA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
     11,400,000   Hellenic Republic, FRN 10/23/2003                                                                          39,188
                  --------------------------------------------------------------------------------------------------   ------------
ITALIAN LIRA -- 0.4%
--------------------------------------------------------------------------------------------------------------------
     80,000,000   Btps, Bond, 10.50%, 11/1/2000                                                                              52,647
                  --------------------------------------------------------------------------------------------------
     95,000,000   Btps, Deb., 12.00%, 5/18/1999                                                                              59,829
                  --------------------------------------------------------------------------------------------------
    480,000,000   Buoni Poliennali Del Tes, 9.50%, 1/1/2005                                                                 337,027
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     449,503
                  --------------------------------------------------------------------------------------------------   ------------
JAPANESE YEN -- 0.3%
--------------------------------------------------------------------------------------------------------------------
     24,000,000   Export-Import Bank Japan, 4.375%, 10/1/2003                                                               218,327
                  --------------------------------------------------------------------------------------------------
     10,000,000   Interamerican Development, Deb., 7.25%, 5/15/2000                                                          90,842
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     309,169
                  --------------------------------------------------------------------------------------------------   ------------
NETHERLANDS GUILDER -- 0.3%
--------------------------------------------------------------------------------------------------------------------
         40,000   Bank Ned Gemeenten, Bond, 6.375%, 1/4/2006                                                                 21,205
                  --------------------------------------------------------------------------------------------------
         30,000   Bk Ned Gemeenten, Bond, 7.75%, 12/20/2004                                                                  17,058
                  --------------------------------------------------------------------------------------------------
         60,000   LKB-global Bd, Bank Guarantee, 6.00%, 1/25/2006                                                            34,857
                  --------------------------------------------------------------------------------------------------

                                                          FEDERATED MANAGED INCOME FUND

   FOREIGN
   CURRENCY                                                                                                              VALUE IN
  PAR AMOUNT                                                                                                           U.S. DOLLARS
-------------     --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
NETHERLANDS GUILDER -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
        350,000   Netherlands Government, 5.75%, 1/15/2004                                                                 $181,314
                  --------------------------------------------------------------------------------------------------
         60,000   Netherlands Government, 6.00%, 1/15/2006                                                                   31,430
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     285,864
                  --------------------------------------------------------------------------------------------------   ------------
NEW ZEALAND DOLLAR -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         41,000   New Zealand Government, 8.00%, 2/15/2001                                                                   26,092
                  --------------------------------------------------------------------------------------------------
         70,000   New Zealand Government, Bond, 8.00%, 7/15/1998                                                             43,381
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      69,473
                  --------------------------------------------------------------------------------------------------   ------------
NORWEGIAN KRONE--0.1%
--------------------------------------------------------------------------------------------------------------------
        330,000   NGB, Bond, 9.00%, 1/31/1999                                                                                48,219
                  --------------------------------------------------------------------------------------------------
        420,000   Norwegian Government, Bond, 7.00%, 5/31/2001                                                               62,112
                  --------------------------------------------------------------------------------------------------
        315,000   Norwegian Govt., Foreign Gov't. Guarantee, 5.75%, 11/30/2004                                               44,608
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     154,939
                  --------------------------------------------------------------------------------------------------   ------------
PORTUGUESE ESCUDO -- 0.0%
--------------------------------------------------------------------------------------------------------------------
      6,500,000   Portuguese Ot's, Bond, 11.875%, 2/23/2000                                                                  41,186
                  --------------------------------------------------------------------------------------------------   ------------
SPANISH PESETA -- 0.3%
--------------------------------------------------------------------------------------------------------------------
     20,000,000   Spanish Government, 10.00%, 2/28/2005                                                                     168,902
                  --------------------------------------------------------------------------------------------------
     12,000,000   Spanish Govt, Bond, 8.80%, 4/30/2006                                                                       96,907
                  --------------------------------------------------------------------------------------------------
      4,340,000   Spanish Govt, Bond, 9.40%, 4/30/1999                                                                       30,914
                  --------------------------------------------------------------------------------------------------
      4,950,000   Spanish Govt., Deb., 10.10%, 2/28/2001                                                                     38,165
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     334,888
                  --------------------------------------------------------------------------------------------------   ------------
SWEDISH KRONA -- 0.2%
--------------------------------------------------------------------------------------------------------------------
      1,000,000   Stadshypotekskas, Foreign Gov't. Guarantee,  Series 1551, 7.50%, 3/17/1999                                132,257
                  --------------------------------------------------------------------------------------------------
        900,000   Sweden, 6.00%, 2/9/2005                                                                                   115,272
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     247,529
                  --------------------------------------------------------------------------------------------------   ------------
UNITED KINGDOM POUND -- 0.6%
--------------------------------------------------------------------------------------------------------------------
         80,000   British Gas PLC, 8.875%, 7/8/2008                                                                         150,059
                  --------------------------------------------------------------------------------------------------
         29,000   U.K. Treasury, Deb., 8.50%, 12/7/2005                                                                      54,748
                  --------------------------------------------------------------------------------------------------
        175,000   U.K. Conversion, 9.00%, 3/3/2000                                                                          306,898
                  --------------------------------------------------------------------------------------------------

                                                          FEDERATED MANAGED INCOME FUND
   FOREIGN
   CURRENCY                                                                                                              VALUE IN
  PAR AMOUNT                                                                                                           U.S. DOLLARS
-------------     --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM POUND -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
         20,000   United Kingdom Treasury, Bond, 7.5%, 12/7/2006                                                            $35,942
                  --------------------------------------------------------------------------------------------------
         30,000   United Kingdom Treasury, Bond, 8%, 12/7/2015                                                               58,805
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     606,452
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL FOREIGN BONDS                                                                                     4,819,518
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL BONDS (IDENTIFIED COST $92,921,428)                                                              94,465,313
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL INVESTMENTS (IDENTIFIED COST $106,467,209)(F)                                                  $110,231,995
                  --------------------------------------------------------------------------------------------------   ------------


(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1997, these securities amounted to $1,062,725 which represents 1.0% of net assets.

(c) These securities are subject to dollar roll transactions.

(d) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

(e) Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

(f) The cost of investments for federal tax purposes amounts to $106,471,306. The net unrealized appreciation of investments on a federal tax basis amounts to $3,760,689 which is comprised of $4,528,456 appreciation and $767,767 depreciation at November 30, 1997.

    Certain securities may be classified in multiple categorizations, based on purpose of individual purchases.

Note: The categories of investments are shown as a percentage of net assets ($107,665,821) at November 30, 1997.

The following acronyms are used throughout this portfolio:

ADR -- American Depository Receipt FRN -- Floating Rate Note LLC -- Limited Liability Corporation PIK -- Payment in Kind PLC -- Public Limited Company TBA -- To Be Announced

(See Notes which are an integral part of the Financial Statements)




                                    STATEMENT OF ASSETS AND LIABILITIES

                                      FEDERATED MANAGED INCOME FUND
                                           NOVEMBER 30, 1997


ASSETS:
---------------------------------------------------------------------------------------------------------
Total investments in securities, at value
(identified cost $106,467,209 and tax cost $106,471,306)                                                    $110,231,995
---------------------------------------------------------------------------------------------------------
Cash                                                                                                               3,586
---------------------------------------------------------------------------------------------------------
Income receivable                                                                                              1,084,235
---------------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                                   36,127
---------------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                       378,134
---------------------------------------------------------------------------------------------------------
Deferred organizational costs                                                                                     54,744
---------------------------------------------------------------------------------------------------------
Other assets                                                                                                      13,489
---------------------------------------------------------------------------------------------------------   ------------
Total assets                                                                                                 111,802,310
---------------------------------------------------------------------------------------------------------
LIABILITIES:
-----------------------------------------------------------------------------------------
Payable for investments purchased                                                              $2,000,000
-----------------------------------------------------------------------------------------
Payable for shares redeemed                                                                         9,725
-----------------------------------------------------------------------------------------
Payable for dollar roll transactions                                                            2,070,000
-----------------------------------------------------------------------------------------
Payable for taxes withheld                                                                            620
-----------------------------------------------------------------------------------------
Accrued expenses                                                                                   56,144
-----------------------------------------------------------------------------------------     -----------
Total liabilities                                                                                              4,136,489
---------------------------------------------------------------------------------------------------------   ------------
NET ASSETS for 9,992,430 shares outstanding                                                                 $107,665,821
---------------------------------------------------------------------------------------------------------   ------------
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------
Paid in capital                                                                                             $102,572,001
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency       3,762,617
---------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments,foreign currency transactions, and futures contracts              1,304,978
---------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                               26,225
---------------------------------------------------------------------------------------------------------   ------------
Total Net Assets                                                                                            $107,665,821
---------------------------------------------------------------------------------------------------------   ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
---------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:
---------------------------------------------------------------------------------------------------------
$71,057,985 [DIVIDED BY] 6,594,928 shares outstanding                                                             $10.77
---------------------------------------------------------------------------------------------------------   ------------
SELECT SHARES:
---------------------------------------------------------------------------------------------------------
$36,607,836 [DIVIDED BY] 3,397,502 shares outstanding                                                             $10.77
---------------------------------------------------------------------------------------------------------   ------------


(See Notes which are an integral part of the Financial Statements)





                                              STATEMENT OF OPERATIONS

                                           FEDERATED MANAGED INCOME FUND
                                           YEAR ENDED NOVEMBER 30, 1997


INVESTMENT INCOME:
--------------------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $937)                                                               $350,921
--------------------------------------------------------------------------------------------------------
Interest (net of dollar roll expense of $1,468) (net of foreign taxes withheld of $1,431)                      5,652,834
--------------------------------------------------------------------------------------------------------       ---------
Total income                                                                                                   6,003,755
--------------------------------------------------------------------------------------------------------
EXPENSES:
-----------------------------------------------------------------------------------------
Investment advisory fee                                                                         $696,806
-----------------------------------------------------------------------------------------
Administrative personnel and services fee                                                        154,890
-----------------------------------------------------------------------------------------
Custodian fees                                                                                    16,234
-----------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                          97,638
-----------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                          4,188
-----------------------------------------------------------------------------------------
Auditing fees                                                                                     16,794
-----------------------------------------------------------------------------------------
Legal fees                                                                                         3,504
-----------------------------------------------------------------------------------------
Portfolio accounting fees                                                                         72,311
-----------------------------------------------------------------------------------------
Distribution services fee -- Select Shares                                                       198,031
-----------------------------------------------------------------------------------------
Shareholder services fee -- Institutional Shares                                                 166,258
-----------------------------------------------------------------------------------------
Shareholder services fee -- Select Shares                                                         66,010
-----------------------------------------------------------------------------------------
Share registration costs                                                                          37,303
-----------------------------------------------------------------------------------------
Printing and postage                                                                              39,258
-----------------------------------------------------------------------------------------
Insurance premiums                                                                                 1,474
-----------------------------------------------------------------------------------------
Taxes                                                                                              1,470
-----------------------------------------------------------------------------------------
Miscellaneous                                                                                     20,182
-----------------------------------------------------------------------------------------      ---------
Total expenses                                                                                 1,592,351
-------------------------------------------------------------------------
Waivers --
-------------------------------------------------------------------------
Waiver of investment advisory fee                                               $(461,157)
-------------------------------------------------------------------------
Waiver of distribution services fee -- Select Shares                              (66,010)
-------------------------------------------------------------------------
Waiver of shareholder services fee -- Institutional Shares                       (133,007)
-------------------------------------------------------------------------        --------
Total waivers                                                                                   (660,174)
-----------------------------------------------------------------------------------------        --------
Net expenses                                                                                                     932,177
--------------------------------------------------------------------------------------------------------       ---------
Net investment income                                                                                          5,071,578
--------------------------------------------------------------------------------------------------------       ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
--------------------------------------------------------------------------------------------------------
Net realized gain on investments, foreign currency transactions, and futures contracts
--------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments and translation of assets and
liabilities in foreign currency, and futures contracts                                                         1,480,118
--------------------------------------------------------------------------------------------------------       ---------
Net realized and unrealized gain on investments, foreign currency, and futures contracts                       2,781,392
--------------------------------------------------------------------------------------------------------       ---------
Change in net assets resulting from operations                                                                $7,852,970
--------------------------------------------------------------------------------------------------------       ---------


(See Notes which are an integral part of the Financial Statements)





                                   STATEMENT OF CHANGES IN NET ASSETS

                                     FEDERATED MANAGED INCOME FUND


                                                                                               YEAR ENDED NOVEMBER 30,
                                                                                           -------------------------------
                                                                                              1997                1996
---------------------------------------------------------------------------------------    ------------       ------------
INCREASE (DECREASE) IN NET ASSETS:
---------------------------------------------------------------------------------------
OPERATIONS --
---------------------------------------------------------------------------------------
Net investment income                                                                        $5,071,578         $4,425,589
---------------------------------------------------------------------------------------
Net realized gain on investments, foreign currency transactions and futures contracts
($1,326,866 and $629,064, net gains respectively, as computed for federal tax purposes)       1,301,274            649,318
---------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currency and futures contracts                              1,480,118            410,861
---------------------------------------------------------------------------------------    ------------       ------------
Change in net assets resulting from operations                                                7,852,970          5,485,768
---------------------------------------------------------------------------------------    ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS --
---------------------------------------------------------------------------------------
Distributions from net investment income
---------------------------------------------------------------------------------------
Institutional Shares                                                                         (3,897,404)        (3,457,532)
---------------------------------------------------------------------------------------
Select Shares                                                                                (1,379,778)        (1,037,906)
---------------------------------------------------------------------------------------
Distributions from net realized gains on investments, foreign currency transactions and futures contracts
---------------------------------------------------------------------------------------
Institutional Shares                                                                           (457,124)          (332,234)
---------------------------------------------------------------------------------------
Select Shares                                                                                  (172,678)           (91,563)
---------------------------------------------------------------------------------------   -------------      -------------
Change in net assets resulting from distributions to shareholders                            (5,906,984)        (4,919,235)
---------------------------------------------------------------------------------------   -------------      -------------
SHARE TRANSACTIONS --
---------------------------------------------------------------------------------------
Proceeds from sale of shares                                                                 42,602,074         48,463,331
---------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of distributions declared         2,996,006          2,121,547
---------------------------------------------------------------------------------------
Cost of shares redeemed                                                                     (32,459,813)       (23,349,415)
---------------------------------------------------------------------------------------   -------------      -------------
Change in net assets resulting from share transactions                                       13,138,267         27,235,463
---------------------------------------------------------------------------------------   -------------      -------------
Change in net assets                                                                         15,084,253         27,801,996
---------------------------------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------------------------------
Beginning of period                                                                          92,581,568         64,779,572
---------------------------------------------------------------------------------------   -------------      -------------
End of period (including undistributed net investment income of
$26,225 and $246,961, respectively)                                                        $107,665,821        $92,581,568
---------------------------------------------------------------------------------------   -------------      -------------


(See Notes which are an integral part of the Financial Statements)




                          NOTES TO FINANCIAL STATEMENTS

                          FEDERATED MANAGED INCOME FUND
                                NOVEMBER 30,1997

ORGANIZATION

Managed Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Managed Income Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to seek current income.

The Fund offers two classes of shares: Institutional Shares and Select Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are valued at prices furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

With respect to the valuation of foreign securities, trading in foreign countries may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

            INCREASE (DECREASE)
------------------------------------------------

    ACCUMULATED              UNDISTRIBUTED NET
  NET REALIZED GAIN          INVESTMENT INCOME
----------------------    ----------------------
     $15,132                     $(15,132)

Net Investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FUTURES CONTRACTS

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transactions costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in value of the contract may not correlate with the changes in value of the underlying securities. As of November 30,1997, the Fund had no outstanding futures contracts.

FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund enters into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Risks may arise upon entering these transactions from the potential inability of counter-parts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At November 30,1997, the Fund had no outstanding foreign currency commitments.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30,1997 is as follows:


SECURITY                                ACQUISITION DATE       ACQUISITION COST
------------------------------------  ---------------------  --------------------
AmeriServe Food Dist., Inc.                 10/16/1997             $52,750
Bayer Corp.                           3/21/1996 - 4/17/1996        345,302
Dialog Corporation, PLC                     11/10/97                50,000
Diamond Cable Comm. PLC                     2/21/97                 32,316
Fox/Liberty Networks, LLC                   8/15/1997               32,077
Freeport Terminal (Malta)                   7/19/1994              284,196
Hermes Europe Railtel B.V.                  8/14/1997               51,094
Metronet Communications                     7/18/1997               50,000
Sinclair Broadcast Group, Inc., Pfd.        3/5/97                  50,000
Telesystem International                    10/22/1997              30,363
Qwest Communications, Inc.                  10/22/1997              33,353


DOLLAR ROLL TRANSACTIONS

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Transactions in shares were as follows:


                                                                       YEAR ENDED NOVEMBER 30,
                                                    ----------------------------------------------------------
                                                               1997                            1996
                                                    --------------------------      --------------------------
INSTITUTIONAL SHARES                                  SHARES         AMOUNT           SHARES         AMOUNT
------------------------------------------------    ----------    ------------      ----------    ------------
Shares sold                                          2,242,410     $23,562,794       2,995,976     $31,129,010
------------------------------------------------
Shares issued to shareholders
in payment of distributions declared                   185,324       1,941,234         135,176       1,403,094
------------------------------------------------
Shares redeemed                                     (2,190,519)    (22,927,532)     (1,600,230)    (16,630,503)
------------------------------------------------   -----------    ------------    ------------    ------------
Net change resulting from
Institutional Shares transactions                      237,215        $2576496       1,530,922     $15,901,601
------------------------------------------------   -----------    ------------    ------------    ------------



                                                                       YEAR ENDED NOVEMBER 30,
                                                    ----------------------------------------------------------
                                                               1997                            1996
                                                    --------------------------      --------------------------
SELECT SHARES                                         SHARES         AMOUNT           SHARES         AMOUNT
------------------------------------------------    ----------    ------------      ----------    ------------
Shares sold                                          1,793,074     $19,039,280       1,668,304     $17,334,321
------------------------------------------------
Shares issued to shareholders
in payment of distributions declared                   100,754       1,054,772          69,234         718,453
------------------------------------------------
Shares redeemed                                       (907,794)     (9,532,281)       (648,056)     (6,718,912)
------------------------------------------------   -----------    ------------    ------------    ------------
Net change resulting from
Select Share transactions                              986,034     $10,561,771       1,089,482     $11,333,862
------------------------------------------------   -----------    ------------    ------------    ------------
Net change resulting from
share transactions                                   1,223,249     $13,138,267       2,620,404     $27,235,463
------------------------------------------------   -----------    ------------    ------------    ------------


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Under the terms of a sub-advisory agreement between the Adviser and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser, receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Select Shares. The Plan provides that the Fund may incur distribution expenses of up to 0.75% of average net assets, annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $91,334 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five year period following the Fund's effective date. For the year ended November 30,1997, the Fund expensed $23,608 of organizational expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30,1997, were as follows:

PURCHASES                                       $98,358,513
--------------------------------------------    -----------
SALES                                           $88,081,235
--------------------------------------------    -----------

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30,1997, the diversification of industries was as follows:


                                             PERCENTAGE OF                                    PERCENTAGE OF
INDUSTRY                                      NET ASSETS    INDUSTRY                           NET ASSETS
------------------------------------------  --------------  --------------------------------  -------------
Aerospace & Defense                             0.3         Healthcare                            1.2
Automobile                                      0.1         Hotels, Motels, Inns & Casinos        0.1
Banking                                         1.1         Industrial Products & Equipment       0.1
Basic Industry                                  0.4         Insurance                             2.7
Beverage & Tobacco                              0.2         Leisure & Entertainment               0.1
Broadcast Radio & T.V.                          0.4         Machinery & Equipment                 0.1
Business Equipment & Services                   0.1         Metals & Mining                       0.2
Cable Television                                1.9         Natural Gas Distribution              1.5
Chemicals & Plastics                            0.3         Oil & Gas                             0.3
Clothing & Textiles                             0.1         Oil & Gas Transmission                1.7
Consumer Durables                               0.4         Printing & Publishing                 0.4
Consumer Non-Durables                           1.9         Producer Manufacturing                1.8
Consumer Products                               0.1         Real Estate                           0.1
Ecological Services & Equipment                 0.1         Retail Trade                          1.8
Education                                       0.3         Services                              1.2
Electrical Utilities                            4.5         Sovereign                             5.5
Electronics                                     0.2         Sovereign Government                  1.6
Energy Minerals                                 1.2         Steel                                 0.1
Finance                                         1.2         Surface Transportation                0.4
Finance -- Retail                               0.2         Technology                            1.0
Financial Intermediaries                        1.7         Telecommunications & Cellular         0.4
Food Services                                   0.1         Transportation                        0.3
Forest Products & Paper                         1.0         Treasury Securities                   36.0
Government Agency                              24.4         Utilities                             2.1




            REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of MANAGED SERIES TRUST (Federated Managed Income Fund):

We have audited the accompanying statement of assets and liabilities of Federated Managed Income Fund (an investment portfolio of Managed Series Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of November 30,1997, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights (see pages 2 and 19 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30,1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Managed Income Fund, an investment portfolio of Managed Series Trust, as of November 30,1997, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods presented in conformity with generally accepted accounting principles.

                                                ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
January 21, 1998




APPENDIX

STANDARD AND POOR'S RATINGS GROUP
LONG-TERM DEBT RATINGS

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B -- Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC -- Debt rated CCC has currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C -- The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC.,
CORPORATE BOND RATINGS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC.,
LONG-TERM DEBT RATINGS

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C -- Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR -- NR indicates that Fitch does not rate the specific issue.

PLUS (+) OR MINUS (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.


[LOGO OMITTED] FEDERATED INVESTORS

Federated Managed
Income Fund

Select Shares

PROSPECTUS

JANUARY 31,z1998


A Diversified Portfolio of Managed Series Trust, an Open-End Management Investment Company


FEDERATED MANAGED
INCOME FUND
SELECT SHARES

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000


DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower

Pittsburgh, PA 15222-3779


INVESTMENT ADVISER
Federated Management
Federated Investors Tower

Pittsburgh, PA 15222-3779


SUB-ADVISER
Federated Global
Research Corp.
175 Water Street

New York, NY 10038-4965


CUSTODIAN
State Street Bank and
Trust Company
P.O. Box 8600

Boston, MA 02266-8600


TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder
Services Company
P.O. Box 8600

Boston, MA 02266-8600


INDEPENDENT
PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place

Pittsburgh, PA 15222


Federated Securities Corp., Distributor

1-800-341-7400

www.federatedinvestors.com

Cusip 56166K206
3122012A-SEL (1/98)

[RECYCLE LOGO]
RECYCLED PAPER

3161P Final.edg    Page 77  To Federated Investors



Federated Managed Growth and Income Fund

(A Portfolio of Managed Series Trust)

Institutional Shares

PROSPECTUS

The Institutional Shares of Federated Managed Growth and Income Fund (the "Fund") offered by this prospectus represent interests in the Fund, which is a diversified investment portfolio of Managed Series Trust (the "Trust"). The Trust is an open-end management investment company (a mutual fund).

The investment objective of the Fund is to seek current income and capital appreciation. The Fund invests in both bonds and stocks. Institutional Shares are sold at net asset value.

THE INSTITUTIONAL SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE INSTITUTIONAL SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Institutional Shares of the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information for Institutional Shares and Select Shares of all portfolios of the Trust dated January 31, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund are maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated January 31, 1998



TABLE OF CONTENTS

Summary of Fund Expenses                                         1
Financial Highlights -- Institutional Shares                     2

General Information                                              3

Investment Information                                           3
Investment Objective                                             3
Investment Policies                                              3
Acceptable Investments                                           6
Investment Limitations                                          11

Trust Information                                               11
Management of the Trust                                         11
Distribution of Institutional Shares                            15
Administration of the Fund                                      15
Brokerage Transactions                                          15

Net Asset Value                                                 15

Investing in Institutional Shares                               16
Share Purchases                                                 16
Minimum Investment Required                                     16
What Shares Cost                                                16
Systematic Investment Program                                   16
Confirmations and Account Statements                            17
Dividends                                                       17
Capital Gains                                                   17

Redeeming Institutional Shares                                  17
Through a Financial Institution                                 17
Telephone Redemption                                            17
Written Requests                                                17
Systematic Withdrawal Program                                   18
Accounts with Low Balances                                      18

Shareholder Information                                         18
Voting Rights                                                   18

Tax Information                                                 18
Federal Income Tax                                              18
State and Local Taxes                                           18

Performance Information                                         18

Other Classes of Shares                                         19

Financial Highlights -- Select Shares                           20

Financial Statements                                            21

Report of Independent Public Accountants                        65

Appendix                                                        66





                                           SUMMARY OF FUND EXPENSES

                                             INSTITUTIONAL SHARES
                                       SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                                        None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)                             None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
proceeds, as applicable)                                                                                             None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                                   None
Exchange Fee                                                                                                         None

                                           ANNUAL OPERATING EXPENSES
                                    (As a percentage of average net assets)

Management Fee (after waiver)(1)                                                                                    0.70%
12b-1 Fee                                                                                                            None
Total Other Expenses                                                                                                0.35%
Shareholder Services Fee (after waiver)(2)                                                                          0.05%
Total Operating Expenses(3)                                                                                         1.05%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholders services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 1.30% absent the voluntary waivers of portions of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see Investing in Institutional Shares and "Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.


EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

1 Year                 $ 11
3 Years                $ 33
5 Years                $ 58
10 Years               $128

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN
THOSE SHOWN.




                             FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 65.

                                                                   YEAR ENDED NOVEMBER 30,
                                                     ---------------------------------------------------
                                                       1997           1996           1995        1994(A)
                                                     ------         ------         ------       --------
NET ASSET VALUE, BEGINNING OF PERIOD                 $11.37         $11.14         $ 9.85         $10.00
---------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------
Net investment income                                  0.49           0.50           0.50           0.25
---------------------------------------------
Net realized and unrealized
gain (loss) on investments and
foreign currency                                       0.74           0.41           1.28          (0.25)
---------------------------------------------        ------         ------         ------         ------
Total from investment operations                       1.23           0.91           1.78           0.00
---------------------------------------------        ------         ------         ------         ------
LESS DISTRIBUTIONS
---------------------------------------------
Distributions from
net investment income                                 (0.50)         (0.52)         (0.49)         (0.15)
---------------------------------------------
Distributions from net realized gain
on investments and
foreign currency transactions                         (0.12)         (0.16)            --             --
---------------------------------------------        ------         ------         ------         ------
Total distributions                                   (0.62)         (0.68)         (0.49)         (0.15)
---------------------------------------------        ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                       $11.98         $11.37         $11.14         $ 9.85
---------------------------------------------        ------         ------         ------         ------
TOTAL RETURN(B)                                      11.25%          8.54%         18.51%          0.02%
---------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------
Expenses                                              1.05%          1.05%          1.00%         0.88%*
---------------------------------------------
Net investment income                                 4.27%          4.72%          5.10%         5.07%*
---------------------------------------------
Expense waiver/reimbursement(c)                       0.25%          0.31%          0.55%         0.59%*
---------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------
Net assets, end of period (000 omitted)           $164,728       $156,635       $103,715        $43,793
---------------------------------------------
Average commission rate paid(d)                    $0.0078        $0.0043             --             --
---------------------------------------------
Portfolio turnover                                     130%           154%           157%           132%
---------------------------------------------


*   Computed on an annualized basis.
(a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from January 27, 1994 (start of business) to May 24, 1994, the Fund had no investment activity.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997,
WHICH CAN BE OBTAINED FREE OF CHARGE.

(See Notes which are an integral part of the Financial Statements)





GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") has established two classes of shares of the Fund, known as Institutional Shares and Select Shares. This prospectus relates only to Institutional Shares.

Institutional Shares ("Shares") of the Fund are designed to give institutions, individuals, and financial institutions acting in a fiduciary or agency capacity a convenient means of accumulating an interest in a professionally managed, diversified investment portfolio. A minimum initial investment of $25,000 over a 90-day period is required.

Shares are currently sold and redeemed at net asset value without a sales charge imposed by the Fund.


INVESTMENT INFORMATION


INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek current income and capital appreciation. The Fund will attempt to minimize investment risk by allocating its assets across various stock and bond categories. There can be, of course, no assurance that the Fund will achieve its investment objective. The Fund's investment objective cannot be changed without the approval of shareholders. Unless otherwise noted, the Fund's investment policies may be changed by the Trustees without shareholder approval.

INVESTMENT POLICIES

ASSET ALLOCATION

The Fund will primarily invest in two types of assets: bonds and equities. The Fund's investment approach is based on the conviction that, over time, the choice of investment asset categories and their relative long-term weightings within the portfolio will have the primary impact on its investment performance. Of secondary importance to the Fund's performance are the shifting of money among asset categories and the selection of securities within asset categories. Therefore, the Fund will pursue its investment objective in the following manner: (1) by setting long-term ranges for each asset category; (2) by moving money among asset categories within those defined ranges; and (3) by actively selecting securities within each of the asset categories. The Fund attempts to minimize risk by allocating its assets in such a fashion.

Within each of these types of investments, the Fund has designated asset categories. As a matter of investment policy, ranges have been set for each asset category's portfolio commitment.

The Fund will invest between 50 and 70% of its assets in bonds. The bond asset categories are U.S. Treasury securities, mortgage-backed securities, investment-grade corporate bonds, high yield corporate bonds and foreign bonds.

The Fund will invest between 30 and 50% of its assets in equities. The equities asset categories are large company stocks, utility stocks, small company stocks, and foreign stocks.

The following is a summary of the asset categories and the amount of the Fund's total assets which may be invested in each asset category:


ASSET CATEGORY                              RANGE
-----------------------------------    -----------

BONDS                                      50-70%
U.S. Treasury Securities                    0-56%
Mortgage-Backed Securities                  0-35%
Investment-Grade Corporate Bonds            0-35%
High Yield Corporate Bonds                  0-10%
Foreign Bonds                               0-10%

EQUITIES                                   30-50%
Large Company Stocks                   22.5-37.5%
Utility Stocks                           2.5-7.5%
Small Company Stocks                         0-5%
Foreign Stocks                               0-5%

The Fund's adviser will regularly review the Fund's allocation among the asset categories and make any changes, within the ranges established for each asset category, that it believes will provide the most favorable outlook for achieving the Fund's investment objective. The Fund's adviser will attempt to exploit inefficiencies among the various asset categories. If, for example, foreign stocks are judged to be unusually attractive relative to other asset categories, the allocation for foreign stocks may be moved to its upper limit. At other times, when foreign stocks appear to be overvalued, the commitment may be moved down to a lesser allocation. There is no assurance, however, that the adviser's attempts to pursue this strategy will result in a benefit to the Fund.

Each asset category within the Fund will be a managed portfolio. The Fund will seek superior investment performance through security selection in addition to determining the percentage of its assets to allocate to each of the asset categories.

BOND ASSET CATEGORIES


The portion of the Fund's assets which is invested in bonds ("Bond Assets") will be allocated among the following asset categories within the ranges specified. The prices of fixed income securities fluctuate inversely to the direction of interest rates. The average duration of the Fund's Bond Assets will be not less than four nor more than six years. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. The Fund should be expected to maintain a higher average duration during periods of lower expected market volatility, and a lower average duration during periods of higher expected market volatility.

U.S. TREASURY SECURITIES

U.S. Treasury securities are direct obligations of the U.S.
Treasury, such as U.S. Treasury bills, notes, and bonds. The Fund may invest up to 56% of its total assets in U.S. Treasury securities. The Fund may invest in other U.S. government securities if, in the judgment of the adviser, other U.S. government securities are more attractive than U.S. Treasury securities.

MORTGAGE-BACKED SECURITIES


Mortgage-backed securities represent an undivided interest in a pool of residential mortgages or may be collateralized by a pool of residential mortgages. Mortgage-backed securities are generally either issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or other U.S. government agencies or instrumentalities. Mortgage-backed securities may also be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. The Fund may invest up to 35% of its total assets in mortgage-backed securities.


INVESTMENT-GRADE CORPORATE BONDS

Investment-grade corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BBB or higher by a nationally recognized statistical rating organization ("NRSRO"). The Fund may invest up to 35% of its total assets in investment-grade corporate bonds. In certain cases, the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the investment-grade bonds described above. Yankee bonds, which are U.S. dollar-denominated bonds issued and traded in the United States by foreign issuers, are treated as investment-grade corporate bonds for purposes of the asset category ranges.

HIGH YIELD CORPORATE BONDS


High yield corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BB or lower by NRSROs (commonly known as junk bonds). The Fund may invest up to 10% of its total assets in high yield corporate bonds. There is no minimal acceptable rating for a security to be purchased or held in the Fund's portfolio, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category. (See Appendix.) In certain cases the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the high yield bonds described above. The Fund may invest in the High Yield Bond Portfolio, a portfolio of Federated Core Trust, as an efficient means of investing in high-yield debt obligations. Federated Core Trust is a registered investment company advised by Federated Research Corp., an affiliate of the Fund's adviser. The High Yield Bond Portfolio's investment objective is to seek high current income and its primary investment policy is to invest in lower-rated, high-yield debt securities. The High Yield Bond Portfolio currently does not charge an advisory fee and is sold without any sales charge. The High Yield Bond Portfolio may incur expenses for administrative and accounting services. The Fund's adviser anticipates that the High Yield Bond Portfolio will provide the Fund broad diversity and exposure to all aspects of the high-yield bond sector of the market while at the same time providing greater liquidity than if high-yield debt obligations were purchased separately for the Fund. The Fund will be deemed to own a pro rata portion of each investment of the High Yield Bond Portfolio.


INVESTMENT RISKS

Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities.

Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

FOREIGN BONDS

Foreign bonds are high-quality debt securities of countries other than the United States. The Fund's portfolio of foreign bonds will be comprised mainly of foreign government, foreign governmental agency or supranational institution bonds. The Fund will also invest in high-quality debt securities issued by established corporations located primarily in economically developed countries other than the United States and subject to the Fund's credit limitations for foreign bonds. The Fund may invest up to 10% of its total assets in foreign bonds.

EQUITY ASSET CATEGORIES

The portion of the Fund's assets which is invested in equities will be allocated among the following asset categories within the ranges specified:

LARGE COMPANY STOCKS

Large company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of high-quality companies selected by the Fund's adviser. Ordinarily, these companies will be in the top 25% of their industries with regard to revenues and have a market capitalization of $500,000,000 or more. However, other factors, such as a company's product position, market share, current earnings and/or dividend and earnings growth prospects, will be considered by the Fund's adviser and may outweigh revenues. The Fund may invest up to 37.5% of its total assets in large company stocks.

UTILITY STOCKS

Utility stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of utility companies. The Fund may invest up to 7.5% of its total assets in utility stocks. Common stocks of utilities are generally characterized by higher dividend yields and lower growth rates than common stocks of industrial companies. Under normal market conditions, the higher income stream from utility stocks tends to make them less volatile than stocks of industrial companies.

SMALL COMPANY STOCKS

Small company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of companies with a market capitalization (market price x number of shares outstanding) below the top 1,000 stocks that comprise the large and mid-range capitalization sector of the United States equity market. These stocks are comparable to, but not limited to, the stocks comprising the Russell 2000 Index, an index of small capitalization stocks. The Fund may invest up to 5% of its total assets in small company stocks.

INVESTMENT RISKS

Stocks in the small capitalization sector of the United States equity market have historically been more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor's Ratings Group 500 Index. This is because, among other things, small companies have less certain growth prospects than larger companies; have a lower degree of liquidity in the equity market; and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, the stocks of small companies may, to some degree, fluctuate independently of the stocks of large companies; that is, small company stocks may decline in price as large company stocks rise in price or vice versa.

FOREIGN STOCKS


The Fund invests in non-U.S. equity securities. A substantial portion of these will be equity securities of established companies in economically developed countries. These securities may be either dollar-denominated or denominated in foreign currencies. American Depository Receipts ("ADRs"), including dollar denominated ADRs which are issued by domestic banks and traded in the United States on exchanges or over-the-counter, are treated as foreign stocks for purposes of the asset category ranges. The Fund may invest up to 5% of its total assets in foreign stocks.

ACCEPTABLE INVESTMENTS

U.S. TREASURY AND OTHER U.S. GOVERNMENT SECURITIES.

The U.S. Treasury and other U.S. government securities in which the Fund invests are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Fund may invest are limited to:

* direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

* notes, bonds, and discount notes issued or guaranteed by U.S.
  government agencies and instrumentalities supported by the full faith and credit of the United States;

* notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

* notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

The Fund may also purchase U.S. Treasury securities and the U.S.
government securities noted above pursuant to repurchase agreements.


MORTGAGE-BACKED SECURITIES.

Mortgaged-backed securities are securities collateralized by residential mortgages. The mortgage-backed securities in which the Fund may invest may be:

* issued by an agency of the U.S. government, typically GNMA, FNMA or FHLMC;

* privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

* privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S.
  government securities; and

* other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

CMOs are bonds issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. Most of the CMOs in which the Fund would invest use the same basic structure:

* Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date; the final class (or Z bond) typically receives the residual income from the underlying investments after payments are made to the other classes.

* The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

* The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest maturity security (or B bond). This process continues until all of the classes have been paid off.

Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. The interest portion of these payments is distributed by the Fund as income and the capital portion is reinvested. The Fund will invest only in CMOs which are rated AAA or Aaa by an NRSRO.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")NNN

REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations or a segregated pool of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates, and a single class of residual interests. To qualify as a REMIC, substantially all of the assets of the entity must be in assets directly or indirectly secured principally by real property.

CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying mortgages. Distributions to holders of mortgage-backed securities include both interest and principal payments. Principal payments represent the amortization of the principal of the underlying mortgages and any prepayments of principal due to prepayment, refinancing, or foreclosure of the underlying mortgages. Although maturities of the underlying mortgage loans may range up to 30 years, amortization and prepayments substantially shorten the effective maturities of mortgage-backed securities. Due to these features, mortgage-backed securities are less effective as a means of "locking in" attractive long-term interest rates than fixed-income securities which pay only a stated amount of interest until maturity, when the entire principal amount is returned. This is caused by the need to reinvest at lower interest rates both distributions of principal generally and significant prepayments which become more likely as mortgage interest rates decline. Since comparatively high interest rates cannot be effectively "locked in," mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other non-callable, fixed-income government securities of comparable stated maturities. However, mortgage-backed securities may experience less pronounced declines in value during periods of rising interest rates.

In addition, some of the CMOs purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs and a reduction in the amount of payments made to holders of interest-only SMBSs. It is possible that the Fund might not recover its original investment in interest-only SMBSs if there are substantial prepayments on the underlying mortgages. Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities. The Fund's adviser intends to use this characteristic of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue the Fund's investment objective.

CORPORATE BONDS

The investment-grade corporate bonds in which the Fund invests are:

* rated within the four highest ratings for corporate bonds by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, or Baa), Standard & Poor's Ratings Group ("Standard & Poor's") (AAA, AA, A, or BBB), or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, or
  BBB);

* unrated if other long-term debt securities of that issuer are rated, at the time of purchase, Baa or better by Moody's or BBB or better by Standard & Poor's or Fitch; or

* unrated if determined to be of equivalent quality to one of the foregoing rating categories by the Fund's adviser.

Securities which are rated BBB by Standard & Poor's or Fitch or Baa by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.

The high yield corporate bonds in which the Fund invests are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or Fitch (commonly known as junk bonds). A description of the rating categories is contained in the Appendix to this prospectus.

EQUITY SECURITIES

Common stocks represent ownership interest in a corporation. Unlike bonds, which are debt securities, common stocks have neither fixed maturity dates nor fixed schedules of promised payments. Utility stocks are common stocks of utility companies, including water companies, companies that produce, transmit, or distribute gas and electric energy and those companies that provide communications facilities, such as telephone and telegraph companies. Foreign stocks are equity securities of foreign issuers.

FOREIGN SECURITIES

The foreign bonds in which the Fund invests are rated within the four highest ratings for bonds by Moody's (Aaa, Aa, A or Baa) or by Standard & Poor's (AAA, AA, A or BBB) or are unrated if determined to be of equivalent quality by the Fund's adviser.

INVESTMENT RISKS

Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities apply to securities issued by foreign corporations and sovereign governments. These risks relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments. It may also be more difficult to enforce contractual obligations or obtain court judgments abroad than would be the case in the United States because of differences in the legal systems. If the issuer of the debt or the governmental authorities that control the repayment of the debt would be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, the Fund may have limited legal recourse in the event of default. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issuers; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

CONVERTIBLE SECURITIES


Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security holder, such as DECS -- (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS -- (Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS -- (Preferred Equity Redemption Cumulative Stock (an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES -- (Preferred Redeemable Increased Dividend Securities (which are essentially the same as DECS; the difference is little more than who initially underwrites the issue). The adviser may treat convertible securities as large company stocks, small company stocks, utility stocks, or high yield corporate bonds for purposes of the asset category ranges, depending upon current market conditions, including the relationship of the then-current price to the conversion price. The convertible securities in which the Fund invests may be rated "high yield" or of comparable quality at the time of purchase. Please see High Yield Corporate Bonds.


INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES


The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.


RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities including over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

FOREIGN CURRENCY TRANSACTIONS

The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

CURRENCY RISKS

To the extent that debt securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated and are maintained until the contract has been settled. The Fund will not enter into a forward contract with a term of more than one year.

The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served. The Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency. The Fund will not invest more than 5% of its total assets in forward foreign currency exchange contracts.


OPTIONS


The Fund may deal in options on foreign currencies, foreign currency futures, securities, and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. The Fund will use options only to manage interest rate and currency risks. The Fund may write covered call options to generate income.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying currency, security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying currency, security or other asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow, and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset at a disadvantageous price.

Over-the-counter options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options, which may not be continuously liquid, are available for a greater variety of assets and with a wider range of expiration dates and exercise prices, than are exchange traded options.

FUTURES AND OPTIONS ON FUTURES

The Fund may purchase and sell futures contracts to accommodate cash flows into and out of the Fund's portfolio and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Interest rate futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract, and the buyer agrees to take delivery of the instrument at the specified future time.

Stock index futures contracts are based on indexes that reflect the market value of common stock of the firms included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The Fund may utilize stock index futures to handle cash flows into and out of the Fund and to potentially reduce transactional costs.

The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect its portfolio securities against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts are unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security or will make deposits to collateralize the position as discussed above.

RISKS

When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

PORTFOLIO TURNOVER

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater transaction expenses which must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. (Further information is contained in the Fund's Statement of Additional Information within the sections "Brokerage Transactions" and "Tax Status"). Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Fund's adviser deems it appropriate to make changes in the Fund's portfolio.

INVESTMENT LIMITATIONS

The Fund will not:

* borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings;

* lend any securities except for portfolio securities; or

* underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

The above investment limitations cannot be changed without shareholder approval.

TRUST INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Except as noted below with regard to the sub-adviser, investment decisions for the Fund are made by Federated Management, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

ADVISORY FEES


The Fund's Adviser receives an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. Under the advisory contract, which provides for voluntary reimbursement of expenses by the Adviser, the Adviser may voluntarily waive some or all of its fee. This does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities.


ADVISER'S BACKGROUND

Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940.

SUB-ADVISER

Under the terms of the Sub-Advisory Agreement between the Adviser and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser will provide the Adviser such investment advice, statistical and other factual information as may, from time to time, be reasonably requested by the Adviser.

SUB-ADVISORY FEES

For its services under the Sub-Advisory Agreement, the Sub-Adviser receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

SUB-ADVISER'S BACKGROUND

Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940.

The Adviser and Sub-Adviser are subsidiaries of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


Federated Management, Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.


The Trust, the Adviser, and the Sub-Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days.

Violations of the codes are subject to review by the Trustees and could result in severe penalties.

PORTFOLIO MANAGERS' BACKGROUNDS

Charles A. Ritter is the portfolio manager for the Fund and performs the overall allocation of the assets of the Fund among the various asset categories. He has performed these duties since the Fund's inception. In allocating the Fund's assets, Mr. Ritter evaluates the market environment and economic outlook, utilizing the services of the Adviser's Investment Strategy Committee. Mr. Ritter joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser and Federated Researc Corp. since 1992. From 1988 until 1991, Mr. Ritter acted as an Assistant Vice President of the Fund's Adviser and Federated Research Corp. Mr. Ritter is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Chicago and his M.S. in Economics from Carnegie Mellon University.

The portfolio managers for each of the individual asset categories are as follows:

Susan M. Nason and Joseph M. Balestrino are portfolio managers for the U.S. Treasury securities asset category.

Susan M. Nason has been a portfolio manager of the Fund since the Fund's inception. Ms. Nason joined Federated Investors in 1987 and has been a Senior Vice President of the Fund's Adviser and Federated Research Corp. since April 1997. Ms. Nason served as a Vice President of the Fund's Adviser and Federated Research Corp.
from 1993 to 1997 and as an Assistant Vice President of the Adviser and Federated Research Corp. from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. concentrating in Finance from Carnegie Mellon University.

Joseph M. Balestrino has been a portfolio manager of the Fund since March 1995. Mr. Balestrino joined Federated Investors in 1986 and has been Vice President of the Fund's Adviser and Federated Research Corp. since 1995. Mr. Balestrino served as an Assistant Vice President of the Fund's Adviser and Federated Research Corp.
from 1991 until 1995. Mr. Balestrino is a Chartered Financial Analyst and received his M.A. in Urban and Regional Planning from the University of Pittsburgh.

Kathleen M. Foody-Malus and Robert E. Cauley are portfolio managers for the mortgage-backed securities asset category.


Kathleen M. Foody-Malus has performed these duties since the Fund's inception. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1993. Ms. Foody-Malus served as an Assistant Vice President of the Adviser and Federated Research Corp. from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

Robert E. Cauley has been a portfolio manager of the Fund since
July 1997. Mr. Cauley joined Federated Investors in 1996 as an Assistant Vice President of the Fund's Adviser and Federated Research Corp. Mr. Cauley served as an Associate in the Asset-Backed Securities Group at Lehman Brothers Holding, Inc. from 1994 to 1996. From 1992 to 1994, Mr. Cauley served as a Senior Associate/Corporate Finance at Barclays Bank, PLC. Mr. Cauley earned his M.S.I.A., concentrating in Finance and Economics, from Carnegie Mellon University.

Joseph M. Balestrino and John T. Gentry are portfolio managers for the investment-grade corporate bonds asset category. Mr. Balestrino has have performed these duties since the Fund's inception.

John T. Gentry has been a portfolio manager of the Fund since
July 1997. Mr. Gentry joined Federated Investors in 1995 as an Investment Analyst and has been an Assistant Vice President of the Fund's Adviser and Federated Research Corp. since April 1997. Mr. Gentry served as a Senior Treasury Analyst at Sun Company, Inc. from 1991 to 1995. Mr. Gentry is a Chartered Financial Analyst and earned his M.B.A., with concentrations in Finance and Accounting, from Cornell University.

Mark E. Durbiano is the portfolio manager for the high yield corporate bonds asset category. He has performed these duties since the Fund's inception. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's Adviser and Federated Research Corp. since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of the Fund's Adviser and Federated Research Corp. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Henry A. Frantzen, Drew J. Collins, Robert M. Kowit and Micheal W. Casey are portfolio managers for the foreign bonds asset category.

Henry A. Frantzen has been a portfolio manager of the Fund since November 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 to 1995.

Drew J. Collins has been a manager of the Fund since November 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Collins served as a Vice President/Portfolio Manager of international equity portfolios at Arnhold and Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the Wharton School of The University of Pennsylvania.

Robert M. Kowit joined Federated Investors in 1995 as a Vice
President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Kowit served as a Managing Partner of Copernicus Global Asset
Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President of International Fixed Income and Foreign Exchange for John Hancock Advisers. Mr. Kowit received his M.B.A. from Iona College with a concentration in finance.

Micheal W. Casey, Ph.D. has been a portfolio manager of the Fund since January 1997. Mr. Casey joined Federated Investors in 1996 as an Assistant Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Casey served as an International Economist and Portfolio Strategist for Maria Fiorini Ramirez Inc. from 1990 to 1996. Mr. Casey earned a Ph.D. concentrating in economics from The New School for Social Research and a M.Sc. from the London School of Economics.

Charles A. Ritter, Scott B. Schermerhorn, Michael P. Donnelly, and James E. Grefenstette are the portfolio managers for the domestic large company stocks asset category. Mr. Ritter has been a portfolio manager of the Fund since the Fund's inception.

Scott B. Schermerhorn has been a portfolio manager of the Fund since July 1996. Mr. Schermerhorn joined Federated Investors in 1996 as a Vice President of the Fund's Adviser and Federated Research Corp. From 1990 through 1996, Mr. Schermerhorn was a Senior Vice President and Senior Investment Officer at J W Seligman & Co., Inc. Mr. Schermerhorn received his M.B.A. in Finance and International Business from Seton Hall University.

Michael P. Donnelly has been a portfolio manager of the Fund since June 1997. Mr. Donnelly joined Federated in 1989 as an Investment Analyst and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1994. He served as an Assistant Vice President of the Fund's Adviser and Federated Research Corp.
from 1992 to 1994. Mr. Donnelly is a Chartered Financial Analyst and received his M.B.A. from the University of Virginia.

James E. Grefenstette has been a portfolio manager of the Fund since August 1994. Mr. Grefenstette joined Federated Investors in 1992 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1996. From 1994 until 1996, Mr. Grefenstette acted as an Assistant Vice President of the Fund's Adviser and Federated Research, and served as an Investment Analyst of the Adviser from 1992 to 1994. Mr. Grefenstette was a credit analyst at Westinghouse Credit Corp. from 1990 until 1992. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University.

Linda A. Duessel and Steven J. Lehman are portfolio managers of the utility stocks asset category.

Linda A. Duessel has been a portfolio manager of the Fund since February 1997. Ms. Duessel joined Federated Investors in 1991 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1995. Ms. Duessel was an Assistant Vice President of the Fund's Adviser and Federated Research Corp.
from 1991 until 1995. Ms. Duessel is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.

Steven J. Lehman has been a portfolio manager of the Fund since July 1997. Mr. Lehman joined Federated Investors in May 1997 as a Vice President of the Fund's Adviser and Federated Research Corp. From 1985 to May 1997, Mr. Lehman served as a Portfolio Manager, then Vice President/Senior Portfolio Manager, at First Chicago NBD Investment Management Company. Mr. Lehman is a Chartered Financial Analyst; he received his M.A. from the University of Chicago.

Aash M. Shah and Keith J. Sabol are the portfolio managers for the domestic small company stocks asset category.

Aash M. Shah has been a portfolio manager of the Fund since December 1995. Mr. Shah joined Federated Investors in 1993 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since January 1997. Mr. Shah served as an Assistant Vice President of the Adviser and Federated Research Corp. from 1995 to 1996, and as an Investment Analyst from 1993 to 1995. Mr. Shah was employed at Westinghouse Credit Corp. from 1990 to 1993 as an Investment Analyst. Mr. Shah received his Masters in Industrial Administration from Carnegie Mellon University with a concentration in finance and accounting. Mr. Shah is a Chartered Financial Analyst.

Keith J. Sabol has been a portfolio manager of the Fund since
June 1997. Mr. Sabol joined Federated Investors in 1994 and has been an Assistant Vice President of the Fund's Adviser and Federated Research Corp. since January 1997. Mr. Sabol was an Investment Analyst, and then Equity Research Coordinator for the Fund's Adviser from 1994 to 1996. During 1992 and 1993, Mr. Sabol earned his M.S. in Industrial Administration from Carnegie Mellon University.

Henry A. Frantzen, Drew J. Collins, Alexandre de Bethmann, and Frank Semack are portfolio managers for the foreign stocks asset category. Messrs. Frantzen and Collins have performed these duties since
November 1995.

Alexandre de Bethmann has been a portfolio manager of the Fund since November 1995. Mr. de Bethmann joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. de Bethmann served as Assistant Vice President/Portfolio Manager for Japanese and Korean equities at the College Retirement Equities Fund from 1994 to 1995. He served as an International Equities Analyst and then as an Assistant Portfolio Manager at the College Retirement Equities Fund between 1987 and 1994. Mr. de Bethmann received his M.B.A. in Finance from Duke University.

Frank Semack has been a portfolio manager of the Fund since
November 1995. Mr. Semack joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Semack served as an Investment Analyst at Omega Advisers, Inc. from 1993 to 1994. He served as a Portfolio Manager/Associate Director of Wardley Investment Services, Ltd. from 1980 to 1993. Mr. Semack received his M.Sc. in economics from the London School of Economics.

DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for Shares. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:

   MAXIMUM                              AVERAGE AGGREGATE DAILY NET
     FEE                               ASSETS OF THE FEDERATED FUNDS
  ----------                        ----------------------------------
   0.150%                             on the first  $250 million
   0.125%                             on the next  $250 million
   0.100%                             on the next  $250 million
   0.075%                             on assets in excess of  $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of the Institutional Shares, computed at an annual rate, to obtain certain personal services for shareholders and provide maintenance of shareholder accounts ("shareholder services"). From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to receiving the payments under the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Aviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by Federated Securities Corp. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

NET ASSET VALUE

The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of the Shares in the market value of all securities and other assets of the Fund, subtracting the interest of the Shares in the liabilities of the Fund and those attributable to Shares, and dividing the remainder by the total number of Shares outstanding. The net asset value for Institutional Shares may exceed that of Select Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN INSTITUTIONAL SHARES

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open for business. Shares may be purchased through a financial institution which has a sales agreement with the distributor or by wire or mail. To purchase Shares, open an account by calling Federated Securities Corp. Information needed to establish an account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION

An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.

BY WIRE

To purchase Shares by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Managed Growth and Income Fund -- Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Wire Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

BY MAIL

To purchase Shares by mail, send a check made payable to Federated Managed Growth and Income Fund -- Institutional Shares to Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received when payment by check is converted by State Street Bank and Trust Company ("State Street Bank") into federal funds. This is normally the next business day after State Street Bank receives the check.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $25,000. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund. Accounts established through a financial intermediary may be subject to a smaller minimum investment.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a financial intermediary may be charged an additional service fee by that financial intermediary.


The net asset value is determined as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange, Monday through Friday, except on:
(i) days on which there are not sufficient changes in the value of the Fund's portfolio securities such that its net asset value might be materially affected;
(ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account had been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Shares at the net asset value next determined after an order is received by the Fund. A shareholder may apply for participation in this program through Federated Securities Corp.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions.) In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

DIVIDENDS

Dividends are declared and paid quarterly to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing the Fund, dividends are automatically reinvested in additional Shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

REDEEMING INSTITUTIONAL SHARES

The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Investors who redeem Shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution, by telephone request or by written request.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem Shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service.

TELEPHONE REDEMPTION

Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). All proceeds will normally be wire transferred the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.

An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests," should be considered.

WRITTEN REQUESTS

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of Shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the Shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually use up, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $25,000, other than retirement accounts subject to required minimum distributions. A shareholder may apply for participation in this program through Federated Securities Corp.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.


SHAREHOLDER INFORMATION


VOTING RIGHTS

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights except that, in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders for this purpose shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional Shares.

STATE AND LOCAL TAXES


Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.


PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield for Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Shares is calculated by dividing the net investment income per Share (as defined by the SEC) earned by Shares over a thirty-day period by the maximum offering price per Share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.


Shares are sold without any sales charge or other similar non-recurring charges.

Total return and yield will be calculated separately for Institutional Shares and Select Shares.

From time to time, advertisements for the Fund's Institutional Shares may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's Institutional Shares performance to certain indices.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Select Shares which are sold at net asset value primarily to retail and private banking customers of financial institutions and are subject to a minimum initial investment of $1,500.

Select Shares are distributed under a 12b-1 Plan adopted by the Fund and also are subject to a shareholder services fees.

Select Shares and Institutional Shares are subject to certain of the same expenses. Expense differences, however, between Select Shares and Institutional Shares may affect the performance of each class.

To obtain more information and a prospectus for Select Shares, investors may call 1-800-341-7400.




                                    FINANCIAL HIGHLIGHTS -- SELECT SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 65.

                                                                   YEAR ENDED NOVEMBER 30,
                                                     ---------------------------------------------------
                                                       1997           1996           1995        1994(A)
                                                     ------         ------         ------       --------
NET ASSET VALUE, BEGINNING OF PERIOD                 $11.36         $11.12         $ 9.83         $10.00
---------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------
Net investment income                                  0.40           0.43           0.37           0.21
---------------------------------------------
Net realized and unrealized gain (loss)
on investments and foreign currency                    0.74           0.41           1.34          (0.25)
---------------------------------------------        ------         ------         ------         ------
Total from investment operations                       1.14           0.84           1.71          (0.04)
---------------------------------------------        ------         ------         ------         ------
LESS DISTRIBUTIONS
---------------------------------------------
Distributions from net investment income              (0.42)         (0.44)         (0.42)         (0.13)
---------------------------------------------
Distributions from net realized gain
on investments and
foreign currency transactions                         (0.12)         (0.16)            --             --
---------------------------------------------        ------         ------         ------         ------
Total distributions                                   (0.54)         (0.60)         (0.42)         (0.13)
---------------------------------------------        ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                       $11.96         $11.36         $11.12         $ 9.83
---------------------------------------------        ------         ------         ------         ------
TOTAL RETURN(B)                                       10.41%          7.92%         17.76%         (0.40%)
---------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------
Expenses                                               1.75%          1.75%          1.75%          1.64%*
---------------------------------------------
Net investment income                                  3.51%          4.02%          4.37%          4.33%*
---------------------------------------------
Expense waiver/reimbursement(c)                        0.30%          0.36%          0.55%          0.84%*
---------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------
Net assets, end of period (000 omitted)             $47,499        $44,248        $24,787          $3,697
---------------------------------------------
Average commission rate paid(d)                     $0.0078        $0.0043           --             --
---------------------------------------------
Portfolio turnover                                      130%           154%           157%            132%
---------------------------------------------





*   Computed on an annualized basis.
(a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from January 27, 1994 (start of business) to May 24, 1994, the Fund had no investment activity.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997,
WHICH CAN BE OBTAINED FREE OF CHARGE.

(See Notes which are an integral part of the Financial Statements)







                                    PORTFOLIO OF INVESTMENTS

                            FEDERATED MANAGED GROWTH AND INCOME FUND
                                        NOVEMBER 30, 1997

                                                                                                                           VALUE
      SHARES OR                                                                                                           IN U.S.
          UNITS                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- 34.9%
--------------------------------------------------------------------------------------------------------------------
LARGE-COMPANY -- 12.6%
--------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY -- 0.5%
                  --------------------------------------------------------------------------------------------------
         18,000   Archer-Daniels-Midland Co.                                                                               $384,322
                  --------------------------------------------------------------------------------------------------
          3,200   Dow Chemical Co.                                                                                          316,000
                  --------------------------------------------------------------------------------------------------
         19,000   LTV Corporation                                                                                           211,375
                  --------------------------------------------------------------------------------------------------
         10,900   Louisiana-Pacific Corp.                                                                                   220,044
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,131,741
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER DURABLES -- 0.4%
--------------------------------------------------------------------------------------------------------------------
          3,700   Eastman Kodak Co.                                                                                         224,313
                  --------------------------------------------------------------------------------------------------
          4,300   General  Motors Corp., Class H                                                                            288,100
                  --------------------------------------------------------------------------------------------------
          2,900   General Motors Corp.                                                                                      176,900
                  --------------------------------------------------------------------------------------------------
         10,400   Rubbermaid, Inc.                                                                                          252,200
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     941,513
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER NON-DURABLES -- 1.2%
--------------------------------------------------------------------------------------------------------------------
          2,400   CPC International, Inc.                                                                                   248,100
                  --------------------------------------------------------------------------------------------------
         14,000   PepsiCo, Inc.                                                                                             516,250
                  --------------------------------------------------------------------------------------------------
          4,400   Philip Morris Cos., Inc.                                                                                  191,400
                  --------------------------------------------------------------------------------------------------
          5,200   RJR Nabisco Holdings Corp.                                                                                189,475
                  --------------------------------------------------------------------------------------------------
         13,300   Russell Corp.                                                                                             406,481
                  --------------------------------------------------------------------------------------------------
          6,500   Sara Lee Corp.                                                                                            343,688
                  --------------------------------------------------------------------------------------------------
          9,200   Unilever N.V.                                                                                             534,175
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,429,569
                  --------------------------------------------------------------------------------------------------   ------------
ENERGY MINERALS -- 1.5%
--------------------------------------------------------------------------------------------------------------------
          3,100   Atlantic Richfield Co.                                                                                    252,650
                  --------------------------------------------------------------------------------------------------
          4,900   Chevron Corp.                                                                                             392,919
                  --------------------------------------------------------------------------------------------------
          6,200   Exxon Corp.                                                                                               378,200
                  --------------------------------------------------------------------------------------------------
         10,500   Occidental Petroleum Corp.                                                                                311,719
                  --------------------------------------------------------------------------------------------------
          4,400   Royal Dutch Petroleum Co., ADR                                                                            231,825
                  --------------------------------------------------------------------------------------------------
         12,100   Sun Co., Inc.                                                                                             489,294
                  --------------------------------------------------------------------------------------------------
          6,800   Texaco, Inc.                                                                                              384,200
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      SHARES OR                                                                                                           IN U.S.
          UNITS                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE-COMPANY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
ENERGY MINERALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
         12,200   USX-Marathon Group                                                                                       $417,850
                  --------------------------------------------------------------------------------------------------
          9,100   YPF Sociedad Anonima, ADR                                                                                 305,419
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,164,076
                  --------------------------------------------------------------------------------------------------   ------------
FINANCE -- 1.5%
--------------------------------------------------------------------------------------------------------------------
          6,000   Allmerica Financial Corp.                                                                                 291,000
                  --------------------------------------------------------------------------------------------------
          3,352   Allstate Corp.                                                                                            287,853
                  --------------------------------------------------------------------------------------------------
          7,300   Bear Stearns Cos., Inc.                                                                                   302,950
                  --------------------------------------------------------------------------------------------------
          7,100   Block (H&R), Inc.                                                                                         291,100
                  --------------------------------------------------------------------------------------------------
          7,700   Boston Properties, Inc.                                                                                   251,213
                  --------------------------------------------------------------------------------------------------
          3,000   CIGNA Corp.                                                                                               501,750
                  --------------------------------------------------------------------------------------------------
          1,300   General RE Corp.                                                                                          258,050
                  --------------------------------------------------------------------------------------------------
          5,600   Marsh & McLennan Cos., Inc.                                                                               416,850
                  --------------------------------------------------------------------------------------------------
          5,700   Morgan Stanley, Dean Witter, Discover & Co.                                                               309,581
                  --------------------------------------------------------------------------------------------------
          6,000   Travelers Group, Inc.                                                                                     303,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,213,347
                  --------------------------------------------------------------------------------------------------   ------------
HEALTH CARE -- 1.4%
--------------------------------------------------------------------------------------------------------------------
          5,300   Abbott Laboratories                                                                                       344,500
                  --------------------------------------------------------------------------------------------------
         16,700   (b)Beverly Enterprises, Inc.                                                                              283,900
                  --------------------------------------------------------------------------------------------------
          6,500   Bristol-Myers Squibb Co.                                                                                  608,563
                  --------------------------------------------------------------------------------------------------
          3,000   Merck & Co., Inc.                                                                                         283,688
                  --------------------------------------------------------------------------------------------------
          8,800   (b)Perrigo Co.                                                                                            125,400
                  --------------------------------------------------------------------------------------------------
         14,500   Pharmacia & Upjohn, Inc.                                                                                  489,375
                  --------------------------------------------------------------------------------------------------
          5,000   Smithkline Beecham, ADR                                                                                   248,125
                  --------------------------------------------------------------------------------------------------
         10,100   U.S. Surgical Corp.                                                                                       266,388
                  --------------------------------------------------------------------------------------------------
          4,800   United Healthcare Corp.                                                                                   249,900
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,899,839
                  --------------------------------------------------------------------------------------------------   ------------
PRODUCER MANUFACTURING -- 1.0%
--------------------------------------------------------------------------------------------------------------------
         16,500   ITT Industries, Inc.                                                                                      523,875
                  --------------------------------------------------------------------------------------------------
         10,500   Ingersoll-Rand Co.                                                                                        429,188
                  --------------------------------------------------------------------------------------------------
          7,400   Johnson Controls, Inc.                                                                                    339,013
                  --------------------------------------------------------------------------------------------------
         10,100   (b)Lexmark Intl. Group, Class A                                                                           321,938
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND
                                                                                                                           VALUE
      SHARES OR                                                                                                           IN U.S.
          UNITS                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE-COMPANY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
PRODUCER MANUFACTURING -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          2,100   Loews Corp.                                                                                              $222,863
                  --------------------------------------------------------------------------------------------------
          5,100   PACCAR, Inc.                                                                                              280,500
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,117,377
                  --------------------------------------------------------------------------------------------------   ------------
RETAIL TRADE -- 0.7%
--------------------------------------------------------------------------------------------------------------------
          6,000   Dayton-Hudson Corp.                                                                                       398,625
                  --------------------------------------------------------------------------------------------------
         38,400   (b)K Mart Corp.                                                                                           482,400
                  --------------------------------------------------------------------------------------------------
         15,500   Wal-Mart Stores, Inc.                                                                                     619,031
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,500,056
                  --------------------------------------------------------------------------------------------------   ------------
SERVICES -- 1.1%
--------------------------------------------------------------------------------------------------------------------
          2,100   ABB AB, ADR                                                                                               260,400
                  --------------------------------------------------------------------------------------------------
          7,000   Browning-Ferris Industries, Inc.                                                                          249,813
                  --------------------------------------------------------------------------------------------------
          2,000   News Corp., Ltd., ADR                                                                                      43,375
                  --------------------------------------------------------------------------------------------------
         27,300   News Corp., Ltd., ADR                                                                                     539,175
                  --------------------------------------------------------------------------------------------------
         12,900   Readers Digest Association, Inc., Class A                                                                 308,794
                  --------------------------------------------------------------------------------------------------
          5,751   (b)TCI Ventures Group, Class A                                                                            130,116
                  --------------------------------------------------------------------------------------------------
          1,400   (b)Tricon Global Restaurants, Inc.                                                                         47,338
                  --------------------------------------------------------------------------------------------------
          7,100   (b)Viacom, Inc., Class A                                                                                  246,725
                  --------------------------------------------------------------------------------------------------
          4,400   (b)Viacom, Inc., Class B                                                                                  154,000
                  --------------------------------------------------------------------------------------------------
         19,600   Waste Management, Inc.                                                                                    482,650
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,462,386
                  --------------------------------------------------------------------------------------------------   ------------
TECHNOLOGY -- 1.3%
--------------------------------------------------------------------------------------------------------------------
          7,900   AMP, Inc.                                                                                                 343,156
                  --------------------------------------------------------------------------------------------------
          6,800   (b)Cabletron Systems, Inc.                                                                                156,400
                  --------------------------------------------------------------------------------------------------
         14,100   First Data Corp.                                                                                          399,206
                  --------------------------------------------------------------------------------------------------
          2,900   International Business Machines Corp.                                                                     317,731
                  --------------------------------------------------------------------------------------------------
          2,300   Matsushita Electric Industrial Co., ADR                                                                   356,644
                  --------------------------------------------------------------------------------------------------
         31,700   (b)Novell, Inc.                                                                                           293,225
                  --------------------------------------------------------------------------------------------------
          3,400   Raytheon Co.                                                                                              190,188
                  --------------------------------------------------------------------------------------------------
         10,600   (b)Seagate Technology, Inc.                                                                               240,488
                  --------------------------------------------------------------------------------------------------
          6,500   (b)Storage Technology Corp.                                                                               419,656
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,716,694
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      SHARES OR                                                                                                           IN U.S.
          UNITS                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE-COMPANY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.4%
--------------------------------------------------------------------------------------------------------------------
          7,700   CNF Transporation, Inc.                                                                                  $334,950
                  --------------------------------------------------------------------------------------------------
          7,397   KLM Royal Dutch Airlines                                                                                  266,292
                  --------------------------------------------------------------------------------------------------
          7,200   Ryder Systems, Inc.                                                                                       261,450
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     862,692
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 1.6%
--------------------------------------------------------------------------------------------------------------------
          5,800   CMS Energy Corp.                                                                                          228,375
                  --------------------------------------------------------------------------------------------------
          4,100   Coastal Corp.                                                                                             240,106
                  --------------------------------------------------------------------------------------------------
          3,900   (b)Columbia Gas System, Inc.                                                                              283,725
                  --------------------------------------------------------------------------------------------------
         11,000   Entergy Corp.                                                                                             286,000
                  --------------------------------------------------------------------------------------------------
          4,100   GTE Corp.                                                                                                 207,306
                  --------------------------------------------------------------------------------------------------
         11,800   Houston Industries, Inc.                                                                                  279,513
                  --------------------------------------------------------------------------------------------------
         14,100   MCI Communications Corp.                                                                                  619,519
                  --------------------------------------------------------------------------------------------------
         13,200   P G & E Corp.                                                                                             372,900
                  --------------------------------------------------------------------------------------------------
          7,800   Public Service Enterprises Group, Inc.                                                                    227,663
                  --------------------------------------------------------------------------------------------------
         17,049   (b)Tele-Communications, Inc., Class A                                                                     390,529
                  --------------------------------------------------------------------------------------------------
          7,000   U.S. West, Inc.                                                                                           316,313
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,451,949
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL LARGE-COMPANY                                                                                    26,891,239
                  --------------------------------------------------------------------------------------------------   ------------
SMALL-COMPANY -- 2.5%
--------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY -- 0.2%
--------------------------------------------------------------------------------------------------------------------
          2,000   BMC Industries, Inc.                                                                                       37,125
                  --------------------------------------------------------------------------------------------------
          1,300   Cambrex Corp.                                                                                              58,988
                  --------------------------------------------------------------------------------------------------
          1,800   (b)Carbide/Graphite Group, Inc.                                                                            69,525
                  --------------------------------------------------------------------------------------------------
          2,800   (b)Chirex, Inc.                                                                                            68,250
                  --------------------------------------------------------------------------------------------------
          1,600   Furon Co.                                                                                                  63,200
                  --------------------------------------------------------------------------------------------------
          1,100   Lone Star Industries, Inc.                                                                                 57,338
                  --------------------------------------------------------------------------------------------------
          1,500   (b)Lone Star Technologies, Inc.                                                                            43,500
                  --------------------------------------------------------------------------------------------------
          4,000   Spartech Corp.                                                                                             66,000
                  --------------------------------------------------------------------------------------------------
          1,000   Valspar Corp.                                                                                              30,375
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     494,301
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      SHARES OR                                                                                                           IN U.S.
          UNITS                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SMALL-COMPANY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.2%
--------------------------------------------------------------------------------------------------------------------
          2,400   (b)Action Performance Companies, Inc.                                                                    $ 69,600
                  --------------------------------------------------------------------------------------------------
          1,700   (b)American Homestar Corporation                                                                           23,800
                  --------------------------------------------------------------------------------------------------
          3,100   Brilliance China Automotive Holdings Ltd.                                                                  29,256
                  --------------------------------------------------------------------------------------------------
          1,000   Carlisle Cos., Inc.                                                                                        42,500
                  --------------------------------------------------------------------------------------------------
          2,100   (b)Dura Automotive Systems, Inc.                                                                           55,388
                  --------------------------------------------------------------------------------------------------
          1,400   (b)Equity Marketing, Inc.                                                                                  41,300
                  --------------------------------------------------------------------------------------------------
          1,300   (b)Gentex Corp.                                                                                            32,175
                  --------------------------------------------------------------------------------------------------
          3,700   (b)Helen of Troy Ltd.                                                                                      52,725
                  --------------------------------------------------------------------------------------------------
            800   Oakwood Homes Corp.                                                                                        24,000
                  --------------------------------------------------------------------------------------------------
          1,600   (b)Stanley Furniture Co. Inc.                                                                              44,000
                  --------------------------------------------------------------------------------------------------
            700   Wynns International, Inc.                                                                                  22,706
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     437,450
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER NON-DURABLES -- 0.0%
--------------------------------------------------------------------------------------------------------------------
          1,000   (b)Blyth Industries, Inc.                                                                                  25,688
                  --------------------------------------------------------------------------------------------------
          1,700   (b)North Face, Inc.                                                                                        36,975
                  --------------------------------------------------------------------------------------------------
          1,700   (b)Rayovac Corp.                                                                                           28,475
                  --------------------------------------------------------------------------------------------------
          1,100   (b)Tommy Hilfiger Corp.                                                                                    43,175
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     134,313
                  --------------------------------------------------------------------------------------------------   ------------
ENERGY MINERALS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
            500   Camco International, Inc.                                                                                  31,375
                  --------------------------------------------------------------------------------------------------
          2,100   (b)Key Energy Group, Inc.                                                                                  51,056
                  --------------------------------------------------------------------------------------------------
            300   (b)Patterson Energy Inc.                                                                                   11,025
                  --------------------------------------------------------------------------------------------------
          1,000   (b)TransCoastal Marine Services, Inc.                                                                      19,500
                  --------------------------------------------------------------------------------------------------
          1,500   (b)Tuboscope  Inc.                                                                                         36,938
                  --------------------------------------------------------------------------------------------------
          2,500   Vintage Petroleum, Inc.                                                                                    48,438
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     198,332
                  --------------------------------------------------------------------------------------------------   ------------
FINANCE -- 0.5%
--------------------------------------------------------------------------------------------------------------------
          1,700   (b)Amresco, Inc.                                                                                           47,600
                  --------------------------------------------------------------------------------------------------
          1,100   CMAC Investment Corp.                                                                                      57,131
                  --------------------------------------------------------------------------------------------------
          2,100   City National Corp.                                                                                        68,250
                  --------------------------------------------------------------------------------------------------
          1,100   (b)Delphi Financial Group, Inc., Class A                                                                   44,138
                  --------------------------------------------------------------------------------------------------
          2,500   (b)Delta Financial Corp.                                                                                   41,406
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      SHARES OR                                                                                                           IN U.S.
          UNITS                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SMALL-COMPANY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FINANCE -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
            700   Executive Risk, Inc.                                                                                     $ 45,500
                  --------------------------------------------------------------------------------------------------
          1,300   (b)FIRSTPLUS Financial Group, Inc.                                                                         49,563
                  --------------------------------------------------------------------------------------------------
          1,800   (b)FirstFed Financial Corp.                                                                                65,700
                  --------------------------------------------------------------------------------------------------
          1,800   Frontier Insurance Group, Inc.                                                                             43,313
                  --------------------------------------------------------------------------------------------------
          1,200   GBC Bancorp                                                                                                65,550
                  --------------------------------------------------------------------------------------------------
          1,700   (b)Imperial Bancorp                                                                                        79,369
                  --------------------------------------------------------------------------------------------------
          2,200   North Fork Bancorp, Inc.                                                                                   66,825
                  --------------------------------------------------------------------------------------------------
          2,400   (b)Philadelphia Consolidated Holding Corp.                                                                 39,300
                  --------------------------------------------------------------------------------------------------
          1,100   Sirrom Capital Corp.                                                                                       48,400
                  --------------------------------------------------------------------------------------------------
          2,700   Sovereign Bancorp, Inc.                                                                                    51,131
                  --------------------------------------------------------------------------------------------------
          1,900   Trans Financial, Inc.                                                                                      65,313
                  --------------------------------------------------------------------------------------------------
          2,100   (b)Triad Guaranty, Inc.                                                                                    61,950
                  --------------------------------------------------------------------------------------------------
          1,100   Vesta Insurance Group, Inc.                                                                                60,363
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,000,802
                  --------------------------------------------------------------------------------------------------   ------------
HEALTH CARE -- 0.2%
--------------------------------------------------------------------------------------------------------------------
          2,100   Ballard Medical Products                                                                                   48,431
                  --------------------------------------------------------------------------------------------------
          1,600   (b)Complete Management, Inc.                                                                               26,600
                  --------------------------------------------------------------------------------------------------
            900   (b)Curative Technologies, Inc.                                                                             25,650
                  --------------------------------------------------------------------------------------------------
          2,800   (b)FPA Medical Management, Inc.                                                                            72,275
                  --------------------------------------------------------------------------------------------------
          2,500   (b)Genesis Health Ventures, Inc.                                                                           60,625
                  --------------------------------------------------------------------------------------------------
          3,200   (b)Healthdyne Technologies, Inc.                                                                           61,400
                  --------------------------------------------------------------------------------------------------
          1,000   (b)Medicis Pharmaceutical Corp., Class A                                                                   42,750
                  --------------------------------------------------------------------------------------------------
          2,100   Phycor, Inc.                                                                                               51,713
                  --------------------------------------------------------------------------------------------------
          3,400   (b)Prime Medical Services                                                                                  45,050
                  --------------------------------------------------------------------------------------------------
          1,200   (b)Somnus Medical Technologies, Inc.                                                                       13,800
                  --------------------------------------------------------------------------------------------------
          1,100   (b)Universal Health Services, Inc., Class B                                                                48,056
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     496,350
                  --------------------------------------------------------------------------------------------------   ------------
PRODUCER MANUFACTURING -- 0.2%
--------------------------------------------------------------------------------------------------------------------
          2,500   (b)AFC Cable Systems, Inc.                                                                                 66,875
                  --------------------------------------------------------------------------------------------------
          2,500   (b)Ballantyne of Omaha, Inc.                                                                               45,938
                  --------------------------------------------------------------------------------------------------
          1,600   (b)Cable Design Technologies, Class A                                                                      64,800
                  --------------------------------------------------------------------------------------------------
          1,800   (b)Chicago Miniature Lamp, Inc.                                                                            60,975
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      SHARES OR                                                                                                           IN U.S.
          UNITS                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SMALL-COMPANY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
PRODUCER MANUFACTURING -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          1,000   (b)EVI, Inc.                                                                                             $ 51,438
                  --------------------------------------------------------------------------------------------------
          1,900   (b)Royal Group Technologies Ltd.                                                                           45,719
                  --------------------------------------------------------------------------------------------------
          2,500   (b)US Office Products Co.                                                                                  49,688
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     385,433
                  --------------------------------------------------------------------------------------------------   ------------
RETAIL TRADE -- 0.3%
--------------------------------------------------------------------------------------------------------------------
          1,000   (b)CDW Computer Centers, Inc.                                                                              59,000
                  --------------------------------------------------------------------------------------------------
          2,900   Claire's Stores, Inc.                                                                                      65,613
                  --------------------------------------------------------------------------------------------------
          1,000   (b)Express Scripts, Inc., Class A                                                                          59,000
                  --------------------------------------------------------------------------------------------------
          2,800   (b)Funco, Inc.                                                                                             51,800
                  --------------------------------------------------------------------------------------------------
          2,200   (b)Microage, Inc.                                                                                          44,275
                  --------------------------------------------------------------------------------------------------
          1,100   (b)O'Reilly Automotive, Inc.                                                                               25,988
                  --------------------------------------------------------------------------------------------------
          3,300   (b)Paul Harris Stores, Inc.                                                                                69,713
                  --------------------------------------------------------------------------------------------------
          2,300   (b)Pomeroy Computer Resources                                                                              57,500
                  --------------------------------------------------------------------------------------------------
          1,300   (b)Proffitts, Inc.                                                                                         39,731
                  --------------------------------------------------------------------------------------------------
          1,300   (b)Renters Choice, Inc.                                                                                    29,250
                  --------------------------------------------------------------------------------------------------
          2,200   (b)Zale Corp.                                                                                              48,950
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     550,820
                  --------------------------------------------------------------------------------------------------   ------------
SERVICES -- 0.3%
--------------------------------------------------------------------------------------------------------------------
            900   (b)ASE Test Limited                                                                                        50,400
                  --------------------------------------------------------------------------------------------------
          1,500   (b)Allied Waste Industries, Inc.                                                                           32,813
                  --------------------------------------------------------------------------------------------------
          2,700   (b)American Business Information, Class A                                                                  31,725
                  --------------------------------------------------------------------------------------------------
          2,700   (b)American Business Information, Class B                                                                  29,700
                  --------------------------------------------------------------------------------------------------
          2,300   (b)BARRA, Inc.                                                                                             64,113
                  --------------------------------------------------------------------------------------------------
          1,100   (b)Caribiner International, Inc.                                                                           46,681
                  --------------------------------------------------------------------------------------------------
          1,400   (b)FactSet Research Systems                                                                                35,350
                  --------------------------------------------------------------------------------------------------
          3,200   (b)Newpark Resources, Inc.                                                                                 63,800
                  --------------------------------------------------------------------------------------------------
          1,700   (b)Personnel Group of America, Inc.                                                                        62,156
                  --------------------------------------------------------------------------------------------------
          2,500   (b)Prime Hospitality Corp.                                                                                 47,813
                  --------------------------------------------------------------------------------------------------
          3,400   (b)ProBusiness Services, Inc.                                                                              71,825
                  --------------------------------------------------------------------------------------------------
          4,800   (b)Seattle Filmworks, Inc.                                                                                 47,400
                  --------------------------------------------------------------------------------------------------
          2,100   (b)Snyder Communications, Inc.                                                                             71,269
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     655,045
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      SHARES OR                                                                                                           IN U.S.
          UNITS                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SMALL-COMPANY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.4%
--------------------------------------------------------------------------------------------------------------------
          1,700   ATMI, Inc.                                                                                               $ 54,613
                  --------------------------------------------------------------------------------------------------
          2,900   (b)Alphanet Solutions, Inc.                                                                                37,338
                  --------------------------------------------------------------------------------------------------
          2,200   (b)Apex mPC Solutions, Inc.                                                                                48,400
                  --------------------------------------------------------------------------------------------------
          1,500   (b)Applied Science & Technology, Inc.                                                                      31,500
                  --------------------------------------------------------------------------------------------------
          2,300   (b)Applied Voice Technology, Inc.                                                                          64,400
                  --------------------------------------------------------------------------------------------------
          1,800   (b)Benchmark Electronics, Inc.                                                                             50,625
                  --------------------------------------------------------------------------------------------------
          2,000   (b)Benchmarq Microelectronics, Inc.                                                                        36,500
                  --------------------------------------------------------------------------------------------------
          2,700   (b)Cybex Computer Products Corp.                                                                           70,200
                  --------------------------------------------------------------------------------------------------
          2,200   (b)Cymer, Inc.                                                                                             42,213
                  --------------------------------------------------------------------------------------------------
          1,700   (b)DSP Group, Inc.                                                                                         55,675
                  --------------------------------------------------------------------------------------------------
          1,400   (b)Ducommun, Inc.                                                                                          45,413
                  --------------------------------------------------------------------------------------------------
          1,700   (b)Eltron International, Inc.                                                                              53,125
                  --------------------------------------------------------------------------------------------------
          1,200   (b)HADCO Corp.                                                                                             74,400
                  --------------------------------------------------------------------------------------------------
          1,800   (b)II-VI, Inc.                                                                                             43,425
                  --------------------------------------------------------------------------------------------------
          1,800   (b)MRV Communications, Inc.                                                                                50,850
                  --------------------------------------------------------------------------------------------------
          1,600   (b)Mastech Corp.                                                                                           46,800
                  --------------------------------------------------------------------------------------------------
            800   (b)Qlogic Corp.                                                                                            26,500
                  --------------------------------------------------------------------------------------------------
          1,500   (b)Three-Five Systems, Inc.                                                                                29,906
                  --------------------------------------------------------------------------------------------------
          1,300   (b)Tollgrade Communications, Inc.                                                                          30,713
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     892,596
                  --------------------------------------------------------------------------------------------------   ------------
TRANSPORTATION -- 0.0%
--------------------------------------------------------------------------------------------------------------------
            700   Airlines Express International Corp.                                                                       20,081
                  --------------------------------------------------------------------------------------------------
          1,850   Comair Holdings, Inc.                                                                                      40,931
                  --------------------------------------------------------------------------------------------------
            500   Expeditors International Washington, Inc.                                                                  19,469
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      80,481
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 0.1%
--------------------------------------------------------------------------------------------------------------------
            900   Cincinnati Bell, Inc.                                                                                      26,550
                  --------------------------------------------------------------------------------------------------
          1,400   IXC Communications, Inc.                                                                                   48,563
                  --------------------------------------------------------------------------------------------------
            700   MCN Corp.                                                                                                  26,731
                  --------------------------------------------------------------------------------------------------
            800   Sonat, Inc.                                                                                                34,850
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     136,694
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL SMALL-COMPANY                                                                                     5,462,617
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      SHARES OR                                                                                                           IN U.S.
          UNITS                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
GROWTH-STOCKS -- 11.8%
--------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY -- 0.3%
-------------------------------------------------------------------------------------------------------------------
          4,600   (b)Lone Star Technologies, Inc.                                                                          $133,400
                  --------------------------------------------------------------------------------------------------
          3,800   Martin Marietta Materials                                                                                 131,575
                  --------------------------------------------------------------------------------------------------
          2,600   Southdown, Inc.                                                                                           149,988
                  --------------------------------------------------------------------------------------------------
          6,800   (b)Steel Dynamics, Inc.                                                                                   125,800
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     540,763
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER DURABLES -- 0.2%
--------------------------------------------------------------------------------------------------------------------
          4,500   Carlisle Cos., Inc.                                                                                       191,250
                  --------------------------------------------------------------------------------------------------
         10,000   (b)Furniture Brands International, Inc.                                                                   195,625
                  --------------------------------------------------------------------------------------------------
          1,400   Sony Corp ADR                                                                                             116,900
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     503,775
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER NON-DURABLES -- 1.0%
--------------------------------------------------------------------------------------------------------------------
          3,300   (b)Consolidated Cigar Holdings, Inc.                                                                       90,956
                  --------------------------------------------------------------------------------------------------
          1,500   Gillette Co.                                                                                              138,469
                  --------------------------------------------------------------------------------------------------
          5,300   (b)Jones Apparel Group, Inc.                                                                              258,375
                  --------------------------------------------------------------------------------------------------
          5,700   Philip Morris Cos., Inc.                                                                                  247,950
                  --------------------------------------------------------------------------------------------------
          4,400   Procter & Gamble Co.                                                                                      335,775
                  --------------------------------------------------------------------------------------------------
          5,200   (b)Smithfield Foods, Inc.                                                                                 183,950
                  --------------------------------------------------------------------------------------------------
          4,200   St. John Knits, Inc.                                                                                      160,388
                  --------------------------------------------------------------------------------------------------
          4,400   (b)Tommy Hilfiger Corp.                                                                                   172,700
                  --------------------------------------------------------------------------------------------------
          4,800   Universal Corp.                                                                                           189,900
                  --------------------------------------------------------------------------------------------------
          5,600   Wolverine World Wide, Inc.                                                                                127,750
                  --------------------------------------------------------------------------------------------------
          3,300   Wrigley (Wm.), Jr. Co.                                                                                    261,113
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,167,326
                  --------------------------------------------------------------------------------------------------   ------------
ENERGY MINERALS -- 1.1%
--------------------------------------------------------------------------------------------------------------------
          2,300   (b)BJ Services Co.                                                                                        165,169
                  --------------------------------------------------------------------------------------------------
          4,200   Baker Hughes, Inc.                                                                                        175,875
                  --------------------------------------------------------------------------------------------------
          2,200   British Petroleum Co., PLC - ADR                                                                          182,600
                  --------------------------------------------------------------------------------------------------
          3,000   (b)Cooper Cameron Corp.                                                                                   182,813
                  --------------------------------------------------------------------------------------------------
          3,200   Diamond Offshore Drilling, Inc.                                                                           159,600
                  --------------------------------------------------------------------------------------------------
          5,000   ENSCO International, Inc.                                                                                 178,750
                  --------------------------------------------------------------------------------------------------
          5,500   (b)Falcon Drilling Co., Inc.                                                                              177,375
                  --------------------------------------------------------------------------------------------------
          4,600   (b)Friede Goldman International, Inc.                                                                     136,850
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      SHARES OR                                                                                                           IN U.S.
          UNITS                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
GROWTH-STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
ENERGY MINERALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          5,800   (b)Key Energy Group, Inc.                                                                                $141,013
                  --------------------------------------------------------------------------------------------------
          4,600   (b)Nabors Industries, Inc.                                                                                161,288
                  --------------------------------------------------------------------------------------------------
          1,700   (b)Petroleum Geo-Services, ADR                                                                            109,331
                  --------------------------------------------------------------------------------------------------
          4,900   (b)Rowan Companies, Inc.                                                                                  166,600
                  --------------------------------------------------------------------------------------------------
          3,100   (b)Smith International, Inc.                                                                              198,400
                  --------------------------------------------------------------------------------------------------
          4,000   Tosco Corp.                                                                                               130,250
                  --------------------------------------------------------------------------------------------------
          4,600   (b)TransCoastal Marine Services, Inc.                                                                      89,700
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,355,614
                  --------------------------------------------------------------------------------------------------   ------------
FINANCE -- 2.3%
--------------------------------------------------------------------------------------------------------------------
          5,700   Ahmanson (H.F.) & Co.                                                                                     339,150
                  --------------------------------------------------------------------------------------------------
          2,900   Allstate Corp.                                                                                            249,038
                  --------------------------------------------------------------------------------------------------
          1,800   American International Group, Inc.                                                                        181,463
                  --------------------------------------------------------------------------------------------------
          4,500   Bank of New York Co., Inc.                                                                                241,875
                  --------------------------------------------------------------------------------------------------
          3,300   BankAmerica Corp.                                                                                         240,900
                  --------------------------------------------------------------------------------------------------
          8,500   (b)Catellus Development Corp.                                                                             157,250
                  --------------------------------------------------------------------------------------------------
          1,600   Citicorp                                                                                                  191,900
                  --------------------------------------------------------------------------------------------------
          5,600   Conseco, Inc.                                                                                             260,750
                  --------------------------------------------------------------------------------------------------
          4,800   (b)ETrade Group, Inc.                                                                                     120,300
                  --------------------------------------------------------------------------------------------------
          2,800   Equitable Companies Inc.                                                                                  133,525
                  --------------------------------------------------------------------------------------------------
          8,300   Frontier Insurance Group, Inc.                                                                            199,719
                  --------------------------------------------------------------------------------------------------
          5,700   (b)Golden State Bancorp, Inc.                                                                             189,881
                  --------------------------------------------------------------------------------------------------
         14,850   MBNA Corp.                                                                                                394,453
                  --------------------------------------------------------------------------------------------------
          1,900   MGIC Investment Corp.                                                                                     111,031
                  --------------------------------------------------------------------------------------------------
          4,100   Mellon Bank Corp.                                                                                         232,419
                  --------------------------------------------------------------------------------------------------
          3,700   Merrill Lynch & Co., Inc.                                                                                 259,694
                  --------------------------------------------------------------------------------------------------
          4,900   Morgan Stanley, Dean Witter, Discover & Co.                                                               266,131
                  --------------------------------------------------------------------------------------------------
          3,100   NationsBank Corp.                                                                                         186,194
                  --------------------------------------------------------------------------------------------------
          5,100   Old Republic International Corp.                                                                          183,919
                  --------------------------------------------------------------------------------------------------
          3,900   T. Rowe Price Associates                                                                                  253,500
                  --------------------------------------------------------------------------------------------------
          4,700   Torchmark Corp.                                                                                           191,819
                  --------------------------------------------------------------------------------------------------
          8,250   Travelers Group, Inc.                                                                                     416,625
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   5,001,536
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      SHARES OR                                                                                                           IN U.S.
          UNITS                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
GROWTH-STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE -- 1.7%
--------------------------------------------------------------------------------------------------------------------
          7,000   (b)BioChem Pharma, Inc.                                                                                  $178,500
                  --------------------------------------------------------------------------------------------------
          4,700   (b)Centocor, Inc.                                                                                         204,450
                  --------------------------------------------------------------------------------------------------
          3,600   (b)Dura Pharmaceuticals, Inc.                                                                             157,950
                  --------------------------------------------------------------------------------------------------
          3,400   Guidant Corp.                                                                                             218,450
                  --------------------------------------------------------------------------------------------------
          6,800   HBO & Co.                                                                                                 305,150
                  --------------------------------------------------------------------------------------------------
          7,500   (b)HEALTHSOUTH Corp.                                                                                      196,875
                  --------------------------------------------------------------------------------------------------
          6,300   Jones Medical Industries, Inc.                                                                            207,900
                  --------------------------------------------------------------------------------------------------
          4,000   Lilly (Eli) & Co.                                                                                         252,250
                  --------------------------------------------------------------------------------------------------
          4,200   (b)MedPartners, Inc.                                                                                      103,950
                  --------------------------------------------------------------------------------------------------
          1,800   Merck & Co., Inc.                                                                                         170,213
                  --------------------------------------------------------------------------------------------------
          8,700   Omnicare, Inc.                                                                                            251,213
                  --------------------------------------------------------------------------------------------------
          2,000   Pfizer, Inc.                                                                                              145,500
                  --------------------------------------------------------------------------------------------------
          4,700   (b)Phycor, Inc.                                                                                           115,738
                  --------------------------------------------------------------------------------------------------
          2,600   (b)Quintiles Transnational Corp.                                                                          203,125
                  --------------------------------------------------------------------------------------------------
          5,900   (b)Safeskin Corp.                                                                                         280,988
                  --------------------------------------------------------------------------------------------------
          3,600   Smithkline Beecham, ADR                                                                                   178,650
                  --------------------------------------------------------------------------------------------------
          4,400   (b)Universal Health Services, Inc., Class B                                                               192,225
                  --------------------------------------------------------------------------------------------------
          1,700   Warner-Lambert Co.                                                                                        237,788
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,600,915
                  --------------------------------------------------------------------------------------------------   ------------
PRODUCER MANUFACTURING -- 0.9%
--------------------------------------------------------------------------------------------------------------------
          4,000   (b)EVI, Inc.                                                                                              205,750
                  --------------------------------------------------------------------------------------------------
          5,600   General Electric Co.                                                                                      413,000
                  --------------------------------------------------------------------------------------------------
          5,550   (b)Halter Marine Group, Inc.                                                                              154,706
                  --------------------------------------------------------------------------------------------------
          6,100   (b)Maverick Tube Corp.                                                                                    174,231
                  --------------------------------------------------------------------------------------------------
          3,200   Precision Castparts Corp.                                                                                 190,000
                  --------------------------------------------------------------------------------------------------
         10,100   (b)Royal Group Technologies Ltd.                                                                          243,031
                  --------------------------------------------------------------------------------------------------
          6,000   Tyco International, Ltd.                                                                                  235,500
                  --------------------------------------------------------------------------------------------------
         11,250   (b)US Office Products Co.                                                                                 223,594
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,839,812
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      SHARES OR                                                                                                           IN U.S.
          UNITS                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
GROWTH-STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
RETAIL TRADE -- 0.7%
--------------------------------------------------------------------------------------------------------------------
          6,000   (b)CompUSA, Inc.                                                                                         $219,375
                  --------------------------------------------------------------------------------------------------
          9,600   (b)General Nutrition Cos., Inc.                                                                           327,600
                  --------------------------------------------------------------------------------------------------
          4,750   Home Depot, Inc.                                                                                          265,703
                  --------------------------------------------------------------------------------------------------
         10,550   Pier 1 Imports, Inc.                                                                                      236,056
                  --------------------------------------------------------------------------------------------------
          3,300   (b)Safeway, Inc.                                                                                          200,475
                  --------------------------------------------------------------------------------------------------
          7,300   TJX Cos., Inc.                                                                                            251,850
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,501,059
                  --------------------------------------------------------------------------------------------------   ------------
SERVICES -- 0.6%
--------------------------------------------------------------------------------------------------------------------
          2,600   (b)ASE Test Limited                                                                                       145,600
                  --------------------------------------------------------------------------------------------------
          6,700   (b)Corrections Corp. America                                                                              231,988
                  --------------------------------------------------------------------------------------------------
          2,700   (b)HFS,  Inc.                                                                                             185,288
                  --------------------------------------------------------------------------------------------------
          2,100   (b)Heftel Broadcasting Corp., Class A                                                                     155,138
                  --------------------------------------------------------------------------------------------------
          7,400   (b)Newpark Resources, Inc.                                                                                147,538
                  --------------------------------------------------------------------------------------------------
         10,000   (b)Philip Services Corp.                                                                                  158,125
                  --------------------------------------------------------------------------------------------------
          7,000   (b)Snyder Communications, Inc.                                                                            237,563
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,261,240
                  --------------------------------------------------------------------------------------------------   ------------
TECHNOLOGY -- 2.2%
--------------------------------------------------------------------------------------------------------------------
          1,200   (b)ASM Lithography Holding NV, ADR                                                                         75,000
                  --------------------------------------------------------------------------------------------------
          4,500   (b)Advanced Fibre Communications                                                                          116,438
                  --------------------------------------------------------------------------------------------------
          2,600   (b)America Online, Inc.                                                                                   196,300
                  --------------------------------------------------------------------------------------------------
          4,300   (b)Applied Materials, Inc.                                                                                141,900
                  --------------------------------------------------------------------------------------------------
          5,000   (b)Cadence Design Systems, Inc.                                                                           126,250
                  --------------------------------------------------------------------------------------------------
          3,200   (b)Cisco Systems, Inc.                                                                                    276,000
                  --------------------------------------------------------------------------------------------------
          4,000   (b)Compaq Computer Corp.                                                                                  249,750
                  --------------------------------------------------------------------------------------------------
          8,600   (b)Creative Technology Ltd.                                                                               228,975
                  --------------------------------------------------------------------------------------------------
          2,700   Dallas Semiconductor Corp.                                                                                131,963
                  --------------------------------------------------------------------------------------------------
          1,900   (b)Dell Computer Corp.                                                                                    159,956
                  --------------------------------------------------------------------------------------------------
          4,600   (b)EMC Corp. Mass                                                                                         139,438
                  --------------------------------------------------------------------------------------------------
          4,000   (b)HNC Software                                                                                           126,000
                  --------------------------------------------------------------------------------------------------
          7,600   (b)Hyperion Software Corp.                                                                                327,513
                  --------------------------------------------------------------------------------------------------
          2,500   Intel Corp.                                                                                               194,063
                  --------------------------------------------------------------------------------------------------
          2,600   Lucent Technologies, Inc.                                                                                 208,325
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      SHARES OR                                                                                                           IN U.S.
          UNITS                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
GROWTH-STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          6,300   (b)Mastech Corp.                                                                                         $184,275
                  --------------------------------------------------------------------------------------------------
          1,500   (b)Metromedia Fibre Network, Inc.                                                                          25,313
                  --------------------------------------------------------------------------------------------------
          2,100   (b)Microsoft Corp.                                                                                        297,150
                  --------------------------------------------------------------------------------------------------
          7,200   (b)Ortel Corp.                                                                                            128,700
                  --------------------------------------------------------------------------------------------------
          1,900   (b)PRI Automation, Inc.                                                                                    64,838
                  --------------------------------------------------------------------------------------------------
          1,800   (b)Peoplesoft, Inc.                                                                                       117,788
                  --------------------------------------------------------------------------------------------------
          3,600   (b)Rambus, Inc.                                                                                           200,925
                  --------------------------------------------------------------------------------------------------
          5,200   (b)SCI Systems, Inc.                                                                                      238,225
                  --------------------------------------------------------------------------------------------------
          6,500   (b)Sandisk Corp.                                                                                          159,250
                  --------------------------------------------------------------------------------------------------
          1,800   (b)Speedfam International, Inc.                                                                            46,125
                  --------------------------------------------------------------------------------------------------
          3,700   (b)Tellabs, Inc.                                                                                          192,400
                  --------------------------------------------------------------------------------------------------
          2,600   Texas Instruments, Inc.                                                                                   128,050
                  --------------------------------------------------------------------------------------------------
          4,200   (b)World Access, Inc.                                                                                     102,900
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   4,583,810
                  --------------------------------------------------------------------------------------------------   ------------
TRANSPORTATION -- 0.2%
--------------------------------------------------------------------------------------------------------------------
          3,000   (b)Continental Airlines, Inc., Class B                                                                    136,688
                  --------------------------------------------------------------------------------------------------
          6,500   Expeditors International Washington, Inc.                                                                 253,094
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     389,782
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 0.6%
--------------------------------------------------------------------------------------------------------------------
          5,700   Cincinnati Bell, Inc.                                                                                     168,150
                  --------------------------------------------------------------------------------------------------
          3,800   Coastal Corp.                                                                                             222,538
                  --------------------------------------------------------------------------------------------------
          8,800   (b)ICG Communications, Inc.                                                                               204,600
                  --------------------------------------------------------------------------------------------------
          9,400   (b)IXC Communications, Inc.                                                                               326,063
                  --------------------------------------------------------------------------------------------------
          3,600   Sonat, Inc.                                                                                               156,825
                  --------------------------------------------------------------------------------------------------
          3,900   (b)Teleport Communications Group, Inc., Class A                                                           191,100
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,269,276
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL GROWTH STOCKS                                                                                    25,014,908
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      SHARES OR                                                                                                           IN U.S.
          UNITS                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
UTILITY STOCKS -- 5.5%
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES: CENTRAL -- 1.1%
--------------------------------------------------------------------------------------------------------------------
         10,000   American Electric Power Co., Inc.                                                                        $495,625
                  --------------------------------------------------------------------------------------------------
         12,000   CMS Energy Corp.                                                                                          472,500
                  --------------------------------------------------------------------------------------------------
         12,000   Cinergy Corp.                                                                                             427,500
                  --------------------------------------------------------------------------------------------------
         17,100   DPL, Inc.                                                                                                 448,875
                  --------------------------------------------------------------------------------------------------
         10,000   NIPSCO Industries, Inc.                                                                                   468,125
                  --------------------------------------------------------------------------------------------------
          4,000   Northern States Power Co.                                                                                 219,500
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,532,125
                  --------------------------------------------------------------------------------------------------   ------------
ELECTRIC UTILITIES: EAST -- 0.3%
--------------------------------------------------------------------------------------------------------------------
          7,800   Baltimore Gas & Electric Co.                                                                              239,363
                  --------------------------------------------------------------------------------------------------
         15,100   DQE, Inc.                                                                                                 501,131
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     740,494
                  --------------------------------------------------------------------------------------------------   ------------
ELECTRIC UTILITIES: SOUTH -- 1.7%
--------------------------------------------------------------------------------------------------------------------
          5,800   Carolina Power & Light Co.                                                                                216,775
                  --------------------------------------------------------------------------------------------------
          5,800   Dominion Resources, Inc.                                                                                  225,475
                  --------------------------------------------------------------------------------------------------
         13,400   Duke Energy Corp.                                                                                         696,800
                  --------------------------------------------------------------------------------------------------
         11,200   FPL Group, Inc.                                                                                           626,500
                  --------------------------------------------------------------------------------------------------
         14,500   Houston Industries, Inc.                                                                                  343,469
                  --------------------------------------------------------------------------------------------------
         28,800   Southern Co.                                                                                              691,200
                  --------------------------------------------------------------------------------------------------
         16,400   TECO Energy, Inc.                                                                                         420,250
                  --------------------------------------------------------------------------------------------------
          9,100   Texas Utilities Co.                                                                                       364,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,584,469
                  --------------------------------------------------------------------------------------------------   ------------
ELECTRIC UTILITIES: WEST -- 0.9%
--------------------------------------------------------------------------------------------------------------------
         12,900   Edison International                                                                                      345,881
                  --------------------------------------------------------------------------------------------------
         17,300   P G & E Corp.                                                                                             488,725
                  --------------------------------------------------------------------------------------------------
         14,200   Pacificorp                                                                                                331,038
                  --------------------------------------------------------------------------------------------------
         13,900   Pinnacle West Capital Corp.                                                                               536,019
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,701,663
                  --------------------------------------------------------------------------------------------------   ------------
NATURAL GAS DISTRIBUTION -- 0.6%
--------------------------------------------------------------------------------------------------------------------
          5,800   Consolidated Natural Gas Co.                                                                              350,175
                  --------------------------------------------------------------------------------------------------
         13,500   MCN Corp.                                                                                                 515,531
                  --------------------------------------------------------------------------------------------------
          9,500   Pacific Enterprises                                                                                       336,063
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,201,769
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      SHARES OR                                                                                                           IN U.S.
          UNITS                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
UTILITY STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
OIL/GAS TRANSMISSION -- 0.9%
--------------------------------------------------------------------------------------------------------------------
          3,900   Coastal Corp.                                                                                            $228,394
                  --------------------------------------------------------------------------------------------------
          4,700   Columbia Gas System, Inc.                                                                                 341,925
                  --------------------------------------------------------------------------------------------------
         12,900   Enron Corp.                                                                                               499,875
                  --------------------------------------------------------------------------------------------------
          6,000   Sonat, Inc.                                                                                               261,375
                  --------------------------------------------------------------------------------------------------
         10,000   Williams Companies, Inc.                                                                                  534,375
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,865,944
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL UTILITY STOCKS                                                                                   11,626,464
                  --------------------------------------------------------------------------------------------------   ------------
FOREIGN EQUITY -- 2.5%
--------------------------------------------------------------------------------------------------------------------
ARGENTINA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
          1,900   (b)Banco Rio de la Plata SA, ADR                                                                           23,869
                  --------------------------------------------------------------------------------------------------
          2,121   Compania Naviera Perez Companc SA, Class B                                                                 15,149
                  --------------------------------------------------------------------------------------------------
            800   Telecom Argentina S.A., ADR                                                                                24,550
                  --------------------------------------------------------------------------------------------------
            700   Telefonica De Argentina ADR                                                                                23,144
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      86,712
                  --------------------------------------------------------------------------------------------------   ------------
AUSTRALIA -- 0.1%
--------------------------------------------------------------------------------------------------------------------
          3,000   Australia & New Zealand Banking Group, Melbourne                                                           20,567
                  --------------------------------------------------------------------------------------------------
         12,200   Austrim Ltd                                                                                                27,158
                  --------------------------------------------------------------------------------------------------
          6,400   Coles Myer Limited                                                                                         31,466
                  --------------------------------------------------------------------------------------------------
        246,000   (b)Cue Energy Resources NL                                                                                 22,677
                  --------------------------------------------------------------------------------------------------
          4,800   (b)News Corp., Ltd.                                                                                        25,631
                  --------------------------------------------------------------------------------------------------
         10,600   Oil Search Ltd.                                                                                            20,918
                  --------------------------------------------------------------------------------------------------
          4,200   Woodside Petroleum Ltd.                                                                                    30,111
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     178,528
                  --------------------------------------------------------------------------------------------------   ------------
AUSTRIA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
            400   (b)Bank Austria AG, Pfd.                                                                                   16,342
                  --------------------------------------------------------------------------------------------------   ------------
BELGIUM -- 0.0%
--------------------------------------------------------------------------------------------------------------------
             10   UCB (groupe)                                                                                               33,036
                  --------------------------------------------------------------------------------------------------   ------------
BRAZIL -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         64,000   Centrais Eletricas Brasileiras SA, Preference, Series B                                                    31,155
                  --------------------------------------------------------------------------------------------------
        387,000   Companhia Energetica de Minas Gerais, Preference                                                           18,664
                  --------------------------------------------------------------------------------------------------
        103,000   Petroleo Brasileiro SA, Preference                                                                         22,563
                  --------------------------------------------------------------------------------------------------
        183,000   Telecomunicacoes Brasileiras SA                                                                            16,992
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      SHARES OR                                                                                                           IN U.S.
          UNITS                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
BRAZIL -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          2,479   Telecomunicacoes de Sao Paulo SA                                                                         $     47
                  --------------------------------------------------------------------------------------------------
         74,233   Telecomunicacoes de Sao Paulo SA, Preference                                                               19,541
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     108,962
                  --------------------------------------------------------------------------------------------------   ------------
CHILE -- 0.0%
--------------------------------------------------------------------------------------------------------------------
            250   (a)Chilectra SA, ADR                                                                                        6,240
                  --------------------------------------------------------------------------------------------------
            425   Compania Telecomunicacion Chile, ADR                                                                       11,502
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      17,742
                  --------------------------------------------------------------------------------------------------   ------------
CHINA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
          8,000   (b)China Telecommunications                                                                                13,350
                  --------------------------------------------------------------------------------------------------   ------------
COLOMBIA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
            700   Banco Ganadero SA, ADR                                                                                     26,688
                  --------------------------------------------------------------------------------------------------
            800   Banco Industrial Colombiano, ADR                                                                           11,600
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      38,288
                  --------------------------------------------------------------------------------------------------   ------------
DENMARK -- 0.1%
--------------------------------------------------------------------------------------------------------------------
            500   BG Bank AS                                                                                                 32,477
                  --------------------------------------------------------------------------------------------------
            300   Novo-Nordisk, Class B                                                                                      36,738
                  --------------------------------------------------------------------------------------------------
          1,080   (b)Sydbank AS                                                                                              57,923
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     127,138
                  --------------------------------------------------------------------------------------------------   ------------
FINLAND -- 0.0%
--------------------------------------------------------------------------------------------------------------------
          1,600   Enso Oy, Class R                                                                                           14,045
                  --------------------------------------------------------------------------------------------------
            800   Partek Corp.                                                                                               14,841
                  --------------------------------------------------------------------------------------------------
          1,500   Rauma                                                                                                      25,885
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      54,771
                  --------------------------------------------------------------------------------------------------   ------------
FRANCE -- 0.3%
--------------------------------------------------------------------------------------------------------------------
            821   AXA                                                                                                        59,580
                  --------------------------------------------------------------------------------------------------
            200   Accor SA                                                                                                   37,809
                  --------------------------------------------------------------------------------------------------
            250   Bertrand Faure                                                                                             17,024
                  --------------------------------------------------------------------------------------------------
            150   (b)CLF-Dexia France                                                                                        15,576
                  --------------------------------------------------------------------------------------------------
             75   Canal Plus                                                                                                 13,048
                  --------------------------------------------------------------------------------------------------
            800   Compagnie Financiere de Paribas, Class A                                                                   57,798
                  --------------------------------------------------------------------------------------------------
            320   Compagnie de Saint Gobain                                                                                  43,474
                  --------------------------------------------------------------------------------------------------
            210   Elf Aquitaine SA                                                                                           24,368
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      SHARES OR                                                                                                           IN U.S.
          UNITS                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FRANCE -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
            204   (b)France Telecommunications                                                                             $  7,492
                  --------------------------------------------------------------------------------------------------
            330   Groupe Danon BSN SA                                                                                        52,659
                  --------------------------------------------------------------------------------------------------
             45   L'Oreal                                                                                                    17,228
                  --------------------------------------------------------------------------------------------------
            300   Pechiney Ord A                                                                                             11,780
                  --------------------------------------------------------------------------------------------------
            420   (b)SGS-Thomson Microelectronics N.V.                                                                       29,618
                  --------------------------------------------------------------------------------------------------
            817   Schneider SA                                                                                               43,734
                  --------------------------------------------------------------------------------------------------
            200   Synthelabo                                                                                                 25,410
                  --------------------------------------------------------------------------------------------------
          1,000   Thomson-csf                                                                                                28,933
                  --------------------------------------------------------------------------------------------------
            560   Total SA-B                                                                                                 58,815
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     544,346
                  --------------------------------------------------------------------------------------------------   ------------
GERMANY -- 0.2%
--------------------------------------------------------------------------------------------------------------------
          1,155   Bayer AG                                                                                                   42,748
                  --------------------------------------------------------------------------------------------------
             50   Bayerische Motoren  Werke AG                                                                               37,341
                  --------------------------------------------------------------------------------------------------
          1,900   Commerzbank AG, Frankfurt                                                                                  66,045
                  --------------------------------------------------------------------------------------------------
          2,225   Dresdner Bank AG, Frankfurt                                                                                86,300
                  --------------------------------------------------------------------------------------------------
            160   Mannesmann AG                                                                                              74,488
                  --------------------------------------------------------------------------------------------------
            600   Siemens AG                                                                                                 35,231
                  --------------------------------------------------------------------------------------------------
            200   Singulus Technologies AG                                                                                    8,846
                  --------------------------------------------------------------------------------------------------
          2,400   Skw Trostberg                                                                                              82,949
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     433,948
                  --------------------------------------------------------------------------------------------------   ------------
HONG KONG -- 0.1%
--------------------------------------------------------------------------------------------------------------------
          4,000   (b)Cheung  Kong                                                                                            28,201
                  --------------------------------------------------------------------------------------------------
          8,000   China Resources Enterprises Ltd.                                                                           17,231
                  --------------------------------------------------------------------------------------------------
            839   HSBC Holdings PLC                                                                                          20,242
                  --------------------------------------------------------------------------------------------------
          4,000   Hutchison Whampoa                                                                                          26,648
                  --------------------------------------------------------------------------------------------------
          6,000   (b)New World Development Co. Ltd.                                                                          22,237
                  --------------------------------------------------------------------------------------------------
         19,000   Peregrine Investments                                                                                      18,680
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     133,239
                  --------------------------------------------------------------------------------------------------   ------------
INDONESIA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
          6,000   PT Indosat                                                                                                 13,612
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      SHARES OR                                                                                                           IN U.S.
          UNITS                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
ITALY -- 0.1%
--------------------------------------------------------------------------------------------------------------------
          6,400   Eni                                                                                                      $ 37,361
                  --------------------------------------------------------------------------------------------------
          3,000   Istituto Bancario San Paolo di Torino                                                                      24,850
                  --------------------------------------------------------------------------------------------------
          4,000   La Rinascente S.P.A.                                                                                       30,332
                  --------------------------------------------------------------------------------------------------
          9,600   Telecom Italia SPA                                                                                         59,849
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     152,392
                  --------------------------------------------------------------------------------------------------   ------------
JAPAN -- 0.5%
--------------------------------------------------------------------------------------------------------------------
          1,200   Circle K Japan Co. Ltd.                                                                                    60,270
                  --------------------------------------------------------------------------------------------------
          7,000   Fujitsu Ltd.                                                                                               78,433
                  --------------------------------------------------------------------------------------------------
          2,000   Hitachi Maxell                                                                                             44,819
                  --------------------------------------------------------------------------------------------------
          1,000   Ito-Yokado Co., Ltd.                                                                                       45,132
                  --------------------------------------------------------------------------------------------------
          1,300   Mabuchi Motor Co.                                                                                          68,145
                  --------------------------------------------------------------------------------------------------
         28,000   (b)Mazda Motor Corp.                                                                                       78,323
                  --------------------------------------------------------------------------------------------------
          9,000   Minolta Co                                                                                                 51,832
                  --------------------------------------------------------------------------------------------------
          6,000   Mitsubishi Estate Co. Ltd.                                                                                 69,579
                  --------------------------------------------------------------------------------------------------
            500   Nintendo Corp. Ltd.                                                                                        51,714
                  --------------------------------------------------------------------------------------------------
              8   Nippon Telegraph & Telephone Corp.                                                                         65,818
                  --------------------------------------------------------------------------------------------------
          2,000   Sankyo Co. Ltd.                                                                                            63,781
                  --------------------------------------------------------------------------------------------------
            300   Shokoh Fund & Co.                                                                                          85,328
                  --------------------------------------------------------------------------------------------------
          1,000   Sony Corp.                                                                                                 85,406
                  --------------------------------------------------------------------------------------------------
          6,000   Sumitomo Bank Ltd., Osaka                                                                                  76,161
                  --------------------------------------------------------------------------------------------------
         17,000   Tokyu Land Corp                                                                                            33,833
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     958,574
                  --------------------------------------------------------------------------------------------------   ------------
MEXICO -- 0.1%
--------------------------------------------------------------------------------------------------------------------
          1,200   Empresas ICA Sociedad Controladora S.A., ADR                                                               18,600
                  --------------------------------------------------------------------------------------------------
          3,200   Fomento Economico Mexicano, SA de C.V., Class B                                                            26,376
                  --------------------------------------------------------------------------------------------------
         35,000   (a)(b)Grupo Financiero Bancomer, S.A. de C.V., Class B                                                     20,241
                  --------------------------------------------------------------------------------------------------
            400   Telefonos de Mexico, Class L, ADR                                                                          19,800
                  --------------------------------------------------------------------------------------------------
          1,400   (b)Tubos de Acero de Mexico SA, ADR                                                                        30,975
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     115,992
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      SHARES OR                                                                                                           IN U.S.
          UNITS                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
NETHERLANDS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
          1,317   ABN-Amro Holdings NV                                                                                     $ 25,117
                  --------------------------------------------------------------------------------------------------
            200   (b)ASM Lithography Holding NV, ADR                                                                         12,500
                  --------------------------------------------------------------------------------------------------
          1,233   ING Groep, N.V.                                                                                            50,132
                  --------------------------------------------------------------------------------------------------
            700   Koninklijke PTT Nederland NV                                                                               28,108
                  --------------------------------------------------------------------------------------------------
            300   Philips Electronics N.V.                                                                                   19,821
                  --------------------------------------------------------------------------------------------------
          2,400   VNU - Verenigde Nederlandse Uitgeversbedrijven Verenigd Bezit                                              57,485
                  --------------------------------------------------------------------------------------------------
            343   Wolters Kluwer NV                                                                                          45,410
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     238,573
                  --------------------------------------------------------------------------------------------------   ------------
NEW ZEALAND -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         16,000   Air New Zealand Ltd., Class B                                                                              32,575
                  --------------------------------------------------------------------------------------------------   ------------
NORWAY -- 0.0%
--------------------------------------------------------------------------------------------------------------------
            750   Saga Petroleum A.S., Class A                                                                               13,454
                  --------------------------------------------------------------------------------------------------
            900   Schibsted                                                                                                  15,268
                  --------------------------------------------------------------------------------------------------
            500   Smedvig ASA, Class B                                                                                       12,724
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      41,446
                  --------------------------------------------------------------------------------------------------   ------------
SINGAPORE -- 0.0%
--------------------------------------------------------------------------------------------------------------------
            700   (b)Creative Technology Ltd.                                                                                18,638
                  --------------------------------------------------------------------------------------------------
         10,000   Natsteel Broadway Ltd.                                                                                     14,650
                  --------------------------------------------------------------------------------------------------
          1,000   Singapore Press Holdings Ltd.                                                                              13,674
                  --------------------------------------------------------------------------------------------------
          6,000   Wing Tai Holdings, Ltd.                                                                                     7,715
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      54,677
                  --------------------------------------------------------------------------------------------------   ------------
SPAIN -- 0.1%
--------------------------------------------------------------------------------------------------------------------
          2,250   (b)Banco Bilbao Vizcaya SA                                                                                 67,978
                  --------------------------------------------------------------------------------------------------
            440   Banco Popular Espanol                                                                                      28,033
                  --------------------------------------------------------------------------------------------------
          2,760   Endesa S.A.                                                                                                51,920
                  --------------------------------------------------------------------------------------------------
          1,200   Iberdrola SA                                                                                               15,331
                  --------------------------------------------------------------------------------------------------
          1,200   Repsol SA                                                                                                  51,908
                  --------------------------------------------------------------------------------------------------
          2,180   Telefonica de Espana                                                                                       62,866
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     278,036
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      SHARES OR                                                                                                           IN U.S.
          UNITS                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SWEDEN -- 0.1%
--------------------------------------------------------------------------------------------------------------------
            240   Electrolux B                                                                                             $ 18,898
                  --------------------------------------------------------------------------------------------------
          5,120   Munksjo AB                                                                                                 48,405
                  --------------------------------------------------------------------------------------------------
          3,000   Skand Enskilda BKN, Class A                                                                                35,356
                  --------------------------------------------------------------------------------------------------
            750   Trygg-hansa B                                                                                              23,360
                  --------------------------------------------------------------------------------------------------
          1,100   Volvo AB, Class B                                                                                          29,347
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     155,366
                  --------------------------------------------------------------------------------------------------   ------------
SWITZERLAND -- 0.1%
--------------------------------------------------------------------------------------------------------------------
             10   (b)Baloise Holdings-REG                                                                                    17,815
                  --------------------------------------------------------------------------------------------------
             58   Holderbank Financiere Glaris AG, Class B                                                                   50,564
                  --------------------------------------------------------------------------------------------------
             35   Nestle SA                                                                                                  51,501
                  --------------------------------------------------------------------------------------------------
             58   Novartis AG-REG                                                                                            92,667
                  --------------------------------------------------------------------------------------------------
              6   (b)Roche Holding AG                                                                                        53,696
                  --------------------------------------------------------------------------------------------------
             40   UBS-Union Bank of Switzerland                                                                              50,919
                  --------------------------------------------------------------------------------------------------
            119   Zurich Versicherungsgesellschaft                                                                           50,077
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     367,239
                  --------------------------------------------------------------------------------------------------   ------------
UNITED KINGDOM -- 0.5%
--------------------------------------------------------------------------------------------------------------------
          3,500   BBA Group PLC                                                                                              22,255
                  --------------------------------------------------------------------------------------------------
          2,752   Barclays PLC                                                                                               66,371
                  --------------------------------------------------------------------------------------------------
             26   Boc Group PLC                                                                                                 415
                  --------------------------------------------------------------------------------------------------
          4,690   Boots Co. PLC                                                                                              68,912
                  --------------------------------------------------------------------------------------------------
          2,728   British Aerospace PLC                                                                                      74,454
                  --------------------------------------------------------------------------------------------------
          3,122   British Petroleum Co. PLC                                                                                  42,709
                  --------------------------------------------------------------------------------------------------
          2,000   British Sky Broadcasting Group PLC                                                                         14,862
                  --------------------------------------------------------------------------------------------------
          3,800   Cadbury Schweppes PLC                                                                                      39,470
                  --------------------------------------------------------------------------------------------------
          3,290   Compass Group                                                                                              39,284
                  --------------------------------------------------------------------------------------------------
          3,879   EMI Group PLC                                                                                              29,219
                  --------------------------------------------------------------------------------------------------
          3,431   GKN PLC                                                                                                    74,577
                  --------------------------------------------------------------------------------------------------
          3,000   (b)Gallaher Group PLC                                                                                      16,213
                  --------------------------------------------------------------------------------------------------
          6,560   General Electric Co. PLC                                                                                   42,710
                  --------------------------------------------------------------------------------------------------
          1,819   Glaxo Wellcome PLC                                                                                         39,937
                  --------------------------------------------------------------------------------------------------
             19   Granada Group PLC                                                                                             272
                  --------------------------------------------------------------------------------------------------
          4,257   Grand Metropolitan PLC                                                                                     38,752
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

      SHARES OR
       UNITS OR                                                                                                            VALUE
      PRINCIPAL                                                                                                           IN U.S.
         AMOUNT                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          3,200   Marks & Spencer PLC                                                                                      $ 32,913
                  --------------------------------------------------------------------------------------------------
          2,000   National Westminster Bank, PLC, London                                                                     30,333
                  --------------------------------------------------------------------------------------------------
          1,200   Next                                                                                                       14,997
                  --------------------------------------------------------------------------------------------------
          1,960   Pearson                                                                                                    27,310
                  --------------------------------------------------------------------------------------------------
          2,000   PowerGen PLC                                                                                               25,823
                  --------------------------------------------------------------------------------------------------
          2,268   Reckitt & Colman PLC                                                                                       33,057
                  --------------------------------------------------------------------------------------------------
          3,700   Reed International PLC                                                                                     39,400
                  --------------------------------------------------------------------------------------------------
          1,600   Royal & Sun Alliance Insurance Group PLC                                                                   14,403
                  --------------------------------------------------------------------------------------------------
          4,000   Shell Transport & Trading Co.                                                                              27,225
                  --------------------------------------------------------------------------------------------------
          3,326   Siebe PLC                                                                                                  60,498
                  --------------------------------------------------------------------------------------------------
             20   Smithkline Beecham PLC                                                                                        186
                  --------------------------------------------------------------------------------------------------
          6,000   Vodafone Group PLC                                                                                         40,128
                  --------------------------------------------------------------------------------------------------
          1,640   Zeneca Group                                                                                               52,349
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,009,034
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL FOREIGN EQUITY                                                                                    5,203,918
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL STOCKS (IDENTIFIED COST $47,813,784)                                                             74,199,146
                  --------------------------------------------------------------------------------------------------   ------------
BONDS -- 65.5%
--------------------------------------------------------------------------------------------------------------------
TREASURY AND GOVERNMENT SECURITIES -- 32.3%
--------------------------------------------------------------------------------------------------------------------
(C)REPURCHASE AGREEMENTS -- 6.6%
--------------------------------------------------------------------------------------------------------------------
    $10,600,000   BT Securities Corporation, 5.730%, dated 11/28/1997, due 12/1/1997                                     10,600,000
                  --------------------------------------------------------------------------------------------------
      1,800,000   Credit Suisse First Boston, Inc., 5.550%, dated 11/10/1997, due 12/17/1997                              1,800,000
                  --------------------------------------------------------------------------------------------------
      1,500,000   Swiss Bank Capital Markets, 5.550%, dated 11/12/1997, due 12/15/1997                                    1,500,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                  13,900,000
                  --------------------------------------------------------------------------------------------------   ------------
U.S. TREASURY SECURITIES -- 25.7%
--------------------------------------------------------------------------------------------------------------------
      1,100,000   United States Treasury Bill, 12/18/1997                                                                 1,098,458
                  --------------------------------------------------------------------------------------------------
      6,500,000   United States Treasury Bond, 7.25%, 5/15/2004                                                           6,975,540
                  --------------------------------------------------------------------------------------------------
      6,500,000   United States Treasury Bond, 8.125%, 5/15/2021                                                          8,088,665
                  --------------------------------------------------------------------------------------------------
     13,398,000   United States Treasury Note, 5.75%, 8/15/2003                                                          13,325,919
                  --------------------------------------------------------------------------------------------------
     19,525,000   United States Treasury Note, 6.125%, 8/15/2007                                                         19,912,181
                  --------------------------------------------------------------------------------------------------
      5,000,000   United States Treasury Note, 6.50%, 10/15/2006                                                          5,200,700
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                  54,601,463
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL TREASURY AND GOVERNMENT SECURITIES                                                               68,501,463
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      PRINCIPAL                                                                                                           IN U.S.
         AMOUNT                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY -- 18.6%
--------------------------------------------------------------------------------------------------------------------
     $2,050,000   Federal Home Loan Mortgage Corp., 6.00%, 11/1/2027                                                     $2,007,073
                  --------------------------------------------------------------------------------------------------
        431,756   Federal Home Loan Mortgage Corp., 9.00%, 5/1/2017                                                         462,247
                  --------------------------------------------------------------------------------------------------
        308,781   Federal Home Loan Mortgage Corp., 9.50%, 6/1/2021                                                         335,509
                  --------------------------------------------------------------------------------------------------
        321,661   Federal Home Loan Mortgage Corp., 7.50%, 5/1/2024                                                         329,803
                  --------------------------------------------------------------------------------------------------
        873,031   Federal Home Loan Mortgage Corp., 7.00%, 8/1/2025                                                         879,850
                  --------------------------------------------------------------------------------------------------
        913,540   Federal Home Loan Mortgage Corp., 7.50%, 12/1/2022                                                        938,663
                  --------------------------------------------------------------------------------------------------
        214,598   Federal Home Loan Mortgage Corp., 7.00%, 7/1/2024                                                         216,542
                  --------------------------------------------------------------------------------------------------
        848,855   Federal Home Loan Mortgage Corp., 6.50%, 9/1/2025                                                         837,981
                  --------------------------------------------------------------------------------------------------
        957,403   Federal Home Loan Mortgage Corp., 7.00%, 1/1/2026                                                         963,090
                  --------------------------------------------------------------------------------------------------
        835,275   Federal Home Loan Mortgage Corp., 7.00%, 2/1/2026                                                         842,843
                  --------------------------------------------------------------------------------------------------
      1,680,409   Federal Home Loan Mortgage Corp., 7.50%, 6/1/2026                                                       1,721,377
                  --------------------------------------------------------------------------------------------------
        779,871   Federal Home Loan Mortgage Corp., 9.00%, 11/1/2006                                                        817,890
                  --------------------------------------------------------------------------------------------------
        292,489   Federal Home Loan Mortgage Corp., 8.00%, 11/1/2009                                                        302,726
                  --------------------------------------------------------------------------------------------------
      1,682,612   Federal Home Loan Mortgage Corp., 6.50%, 3/1/2011                                                       1,678,405
                  --------------------------------------------------------------------------------------------------
        261,078   Federal Home Loan Mortgage Corp., 7.00%, 4/1/2009                                                         264,503
                  --------------------------------------------------------------------------------------------------
        509,486   Federal Home Loan Mortgage Corp., 7.00%, 4/1/2009                                                         516,170
                  --------------------------------------------------------------------------------------------------
        473,158   Federal Home Loan Mortgage Corp., 6.50%, 5/1/2011                                                         471,975
                  --------------------------------------------------------------------------------------------------
        848,395   Federal Home Loan Mortgage Corp., 7.50%, 8/1/2003                                                         855,284
                  --------------------------------------------------------------------------------------------------
        655,377   Federal National Mortgage Association, 7.50%, 9/1/2009                                                    670,942
                  --------------------------------------------------------------------------------------------------
        440,706   Federal National Mortgage Association, 7.00%, 7/1/2024                                                    443,875
                  --------------------------------------------------------------------------------------------------
        909,603   Federal National Mortgage Association, 7.50%, 5/1/2026                                                    928,932
                  --------------------------------------------------------------------------------------------------
        136,063   Federal National Mortgage Association, 7.50%, 6/1/2009                                                    139,295
                  --------------------------------------------------------------------------------------------------
        122,572   Federal National Mortgage Association, 8.50%, 2/1/2025                                                    128,394
                  --------------------------------------------------------------------------------------------------
        456,601   Federal National Mortgage Association, 7.50%, 7/1/2025                                                    467,304
                  --------------------------------------------------------------------------------------------------
        446,413   Federal National Mortgage Association, 7.00%, 7/1/2025                                                    449,064
                  --------------------------------------------------------------------------------------------------
        865,634   Federal National Mortgage Association, 6.50%, 9/1/2025                                                    852,468
                  --------------------------------------------------------------------------------------------------
        793,838   Federal National Mortgage Association, 6.50%, 1/1/2003                                                    794,584
                  --------------------------------------------------------------------------------------------------
      1,010,160   Federal National Mortgage Association 7.00%, 7/1/2026                                                   1,012,554
                  --------------------------------------------------------------------------------------------------
      2,705,459   Federal National Mortgage Association, 8.00%, 5/1/2027                                                  2,800,664
                  --------------------------------------------------------------------------------------------------
        423,571   Federal National Mortgage Association, 10.50%, 1/1/2021                                                   473,738
                  --------------------------------------------------------------------------------------------------
      1,500,000   (e)Federal National Mortgage Association, 6.00%, 1/1/2099 TBA                                           1,468,594
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      PRINCIPAL                                                                                                           IN U.S.
         AMOUNT                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES--CONTINUED
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
     $2,574,000   Government National Mortgage Association, 7.00%, 11/20/2027                                            $2,566,767
                  --------------------------------------------------------------------------------------------------
        587,527   Government National Mortgage Association, 10.00%, 10/15/2018                                              650,504
                  --------------------------------------------------------------------------------------------------
        771,677   Government National Mortgage Association, 8.50%, 10/15/2022                                               815,084
                  --------------------------------------------------------------------------------------------------
        827,449   Government National Mortgage Association, 6.50%, 1/15/2024                                                818,918
                  --------------------------------------------------------------------------------------------------
        853,755   Government National Mortgage Association, 8.00%, 11/15/2024                                               886,838
                  --------------------------------------------------------------------------------------------------
         99,450   Government National Mortgage Association, 9.50%, 12/15/2025                                               108,462
                  --------------------------------------------------------------------------------------------------
        214,435   Government National Mortgage Association, 7.00%, 8/15/2024                                                215,574
                  --------------------------------------------------------------------------------------------------
      1,742,459   Government National Mortgage Association, 7.50%, 4/15/2024                                              1,785,480
                  --------------------------------------------------------------------------------------------------
      1,057,047   Government National Mortgage Association, 7.00%, 11/15/2024                                             1,063,326
                  --------------------------------------------------------------------------------------------------
      1,633,230   Government National Mortgage Association, 9.00%, 11/15/2017                                             1,772,055
                  --------------------------------------------------------------------------------------------------
      1,750,898   Government National Mortgage Association, 8.00%, 9/15/2017                                              1,838,986
                  --------------------------------------------------------------------------------------------------
      1,800,000   Government National Mortgage Association, 7.50%, 12/15/2099                                             1,837,692
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL MORTGAGE-BACKED SECURITIES                                                                       39,432,025
                  --------------------------------------------------------------------------------------------------   ------------
INVESTMENT GRADE BONDS -- 7.4%
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        250,000   McDonnell Douglas Finance, Note, 9.40%, 10/15/2001                                                        265,000
                  --------------------------------------------------------------------------------------------------   ------------
BANKING -- 1.0%
--------------------------------------------------------------------------------------------------------------------
        330,000   Chase Manhattan, Sub. Note, 8.00%, 5/1/2005                                                               332,871
                  --------------------------------------------------------------------------------------------------
        250,000   Crestar Financial Corp, Sub. Note, 8.75%, 11/15/2004                                                      280,708
                  --------------------------------------------------------------------------------------------------
        400,000   Exp-Imp BK Korea, Note, 6.50%, 5/15/2000                                                                  381,937
                  --------------------------------------------------------------------------------------------------
        300,000   National Bank of Canada, Sub. Note, 8.125%, 8/15/2004                                                     324,687
                  --------------------------------------------------------------------------------------------------
        285,000   PNC Funding Corp, Sub. Note, 6.875%, 7/15/2007                                                            290,273
                  --------------------------------------------------------------------------------------------------
        400,000   Santander Finance Issuances, Bank Guarantee, 7.875%, 4/15/2005                                            426,012
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,036,488
                  --------------------------------------------------------------------------------------------------   ------------
BEVERAGE & TOBACCO -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        150,000   Philip Morris Cos., Inc., Deb., 6.00%, 7/15/2001                                                          146,822
                  --------------------------------------------------------------------------------------------------   ------------
BROADCAST RADIO & TV -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        250,000   SCI Television, Sr. Secd. Note, 11.00%, 6/30/2005                                                         260,448
                  --------------------------------------------------------------------------------------------------   ------------
CABLE TELEVISION -- 0.5%
--------------------------------------------------------------------------------------------------------------------
        350,000   Continental Cablevision, Sr. Note, 8.50%, 9/15/2001                                                       372,313
                  --------------------------------------------------------------------------------------------------
        515,000   TKR Cable Inc., 10.50%, 10/30/2007                                                                        573,092
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     945,405
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      PRINCIPAL                                                                                                           IN U.S.
         AMOUNT                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
CHEMICALS & PLASTICS -- 0.2%
--------------------------------------------------------------------------------------------------------------------
       $450,000   (a)Bayer Corp., Deb., 6.50%, 10/1/2002                                                                   $453,929
                  --------------------------------------------------------------------------------------------------   ------------
ECOLOGICAL SERVICES & EQUIPMENT -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        275,000   Waste Management, Deb., 8.75%, 5/1/2018                                                                   309,625
                  --------------------------------------------------------------------------------------------------   ------------
EDUCATION -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        375,000   Boston University, 7.625%, 7/15/2097                                                                      404,677
                  --------------------------------------------------------------------------------------------------   ------------
ELECTRONICS -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        300,000   Harris Corp, Deb., 10.375%, 12/1/2018                                                                     326,319
                  --------------------------------------------------------------------------------------------------   ------------
FINANCE-RETAIL -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        150,000   Household Finance, Deb., 6.45%, 2/1/2009                                                                  146,790
                  --------------------------------------------------------------------------------------------------   ------------
FINANCIAL INTERMEDIARIES -- 0.8%
--------------------------------------------------------------------------------------------------------------------
        400,000   DLJ, Note, 6.875%, 11/1/2005                                                                              402,964
                  --------------------------------------------------------------------------------------------------
        400,000   Green Tree Financial Corp, Sr. Sub. Note, 10.25%, 6/1/2002                                                459,420
                  --------------------------------------------------------------------------------------------------
        300,000   Lehman Brothers, Inc., Sr. Sub. Note, 7.375%, 1/15/2007                                                   308,892
                  --------------------------------------------------------------------------------------------------
        225,000   Salomon, Inc., Note, 7.20%, 2/1/2004                                                                      231,017
                  --------------------------------------------------------------------------------------------------
        247,665   (a)World Financial, Pass Thru Cert.,  Series 96 WFP-B, 6.91%, 9/1/2013                                    255,323
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,657,616
                  --------------------------------------------------------------------------------------------------   ------------
FOREST PRODUCTS -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        350,000   Repap Wisconsin, Inc., 2nd Priority Sr. Secd. Note, 9.875%, 5/1/2006                                      382,165
                  --------------------------------------------------------------------------------------------------   ------------
GOVERNMENT AGENCY -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        250,000   Federal National Mortgage Association, 7.43%, 8/4/2005                                                    252,170
                  --------------------------------------------------------------------------------------------------
        250,000   Federal National Mortgage Association, 8.59%, 2/3/2005                                                    251,228
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     503,398
                  --------------------------------------------------------------------------------------------------   ------------
INSURANCE -- 1.2%
--------------------------------------------------------------------------------------------------------------------
        250,000   AFC Capital Trust I, Bond, 8.207%, 2/3/2027                                                               270,660
                  --------------------------------------------------------------------------------------------------
        450,000   American General Corp., S.F. Deb., 9.625%, 2/1/2018                                                       473,697
                  --------------------------------------------------------------------------------------------------
        350,000   Conseco, Inc., Sr. Note, 10.50%, 12/15/2004                                                               420,273
                  --------------------------------------------------------------------------------------------------
        515,000   Continental Corp, Note, 8.25%, 4/15/1999                                                                  529,842
                  --------------------------------------------------------------------------------------------------
        250,000   Sunamerica Inc, Medium Term Note, 7.34%, 8/30/2005                                                        260,775
                  --------------------------------------------------------------------------------------------------
        425,000   Sunamerica, Inc., Sr. Note, 9.00%, 1/15/1999                                                              439,021
                  --------------------------------------------------------------------------------------------------
        250,000   USF&G Corp., Company Guarantee, 8.47%, 1/10/2027                                                          264,578
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,658,846
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      PRINCIPAL                                                                                                           IN U.S.
         AMOUNT                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT -- 0.2%
--------------------------------------------------------------------------------------------------------------------
       $350,000   Viacom, Inc., Sr. Note, 7.75%, 6/1/2005                                                                  $353,962
                  --------------------------------------------------------------------------------------------------   ------------
METALS & MINING -- 0.3%
--------------------------------------------------------------------------------------------------------------------
        150,000   Barrick Gold Corp., Deb., 7.50%, 5/1/2007                                                                 158,151
                  --------------------------------------------------------------------------------------------------
        450,000   Santa Fe Pacific Gold Co, Note, 8.375%, 7/1/2005                                                          492,894
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     651,045
                  --------------------------------------------------------------------------------------------------   ------------
OIL & GAS -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        350,000   USX Corp., Note, 6.375%, 7/15/1998                                                                        351,565
                  --------------------------------------------------------------------------------------------------   ------------
PRINTING & PUBLISHING -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        400,000   News Amer Hldgs, Sr. Note, 7.50%, 3/1/2000                                                                408,924
                  --------------------------------------------------------------------------------------------------   ------------
RETAILERS -- 0.3%
--------------------------------------------------------------------------------------------------------------------
        250,000   Harcourt General, Sr. Deb., 7.20%, 8/1/2027                                                               251,410
                  --------------------------------------------------------------------------------------------------
        400,000   May Department Stores, Deb., 8.125%, 8/15/2035                                                            441,708
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     693,118
                  --------------------------------------------------------------------------------------------------   ------------
SERVICES -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        250,000   Loewen Group Int'l, Sr. Note, 8.25%, 4/15/2003                                                            259,523
                  --------------------------------------------------------------------------------------------------   ------------
SOVEREIGN GOVERNMENT -- 0.7%
--------------------------------------------------------------------------------------------------------------------
        300,000   (b)Freeport Terminal (Malta), Gtd. Global Note, 7.50%, 3/29/2009                                          314,919
                  --------------------------------------------------------------------------------------------------
        450,000   Republic of South Africa, Global Bond Deb., 9.625%, 12/15/1999                                            475,875
                  --------------------------------------------------------------------------------------------------
        400,000   Republic of Colombia, Note, 7.25%, 2/15/2003                                                              381,800
                  --------------------------------------------------------------------------------------------------
        375,000   Swedish Export Credit, 9.875%, 3/15/2038                                                                  397,658
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,570,252
                  --------------------------------------------------------------------------------------------------   ------------
SURFACE TRANSPORTATION -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        225,000   Trans Ocean Container Corp., Sr. Sub. Note, 12.25%, 7/1/2004                                              259,369
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 0.3%
--------------------------------------------------------------------------------------------------------------------
        200,000   Duke Power Co., 1st Mtg. Note, 7.00%, 9/1/2005                                                            203,390
                  --------------------------------------------------------------------------------------------------
        250,000   Enersis S.A., Note, 7.40%, 12/1/2016                                                                      251,295
                  --------------------------------------------------------------------------------------------------
        200,000   Gulf States Util, FMB, 6.75%, 10/1/1998                                                                   200,388
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     655,073
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL INVESTMENT GRADE BONDS                                                                           15,700,359
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      PRINCIPAL                                                                                                           IN U.S.
         AMOUNT                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- 2.5%
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.0%
--------------------------------------------------------------------------------------------------------------------
        $50,000   Tracor, Inc., Sr. Sub. Note, 8.50%, 3/1/2007                                                             $ 50,250
                  --------------------------------------------------------------------------------------------------   ------------
AUTOMOBILE -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         38,000   Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004                                                42,370
                  --------------------------------------------------------------------------------------------------
         50,000   Collins & Aikman Products, Sr. Sub. Note, 11.50%, 4/15/2006                                                56,750
                  --------------------------------------------------------------------------------------------------
         50,000   Oxford Automotive, Inc., Sr. Sub. Note, 10.125%, 6/15/2007                                                 52,375
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     151,495
                  --------------------------------------------------------------------------------------------------   ------------
BANKING -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         75,000   First Nationwide Escrow , Sr. Sub. Note, 10.625%, 10/1/2003                                                83,813
                  --------------------------------------------------------------------------------------------------   ------------
BROADCAST RADIO & TV -- 0.3%
--------------------------------------------------------------------------------------------------------------------
         50,000   (a)ACME Television, LLC, Sr. Disc. Note, 9/30/2004                                                         36,750
                  --------------------------------------------------------------------------------------------------
                  American Radio Systems Corp., 525 Exchangeable Pfd. Shares Stock, 11.375%                                  61,950
                  --------------------------------------------------------------------------------------------------
                  Capstar Broadcasting Partners, Inc., 500 Shares Stock Sr. Pfd., $12.00                                     56,375
                  --------------------------------------------------------------------------------------------------
                  Chancellor Media Corp., 529 Exchangeable Pfd. Shares Stock, $12.00                                         62,687
                  --------------------------------------------------------------------------------------------------
         50,000   (a)Fox/Liberty Networks, LLC, Sr. Disc. Note, 8/15/2007                                                    31,375
                  --------------------------------------------------------------------------------------------------
         50,000   Jacor Communications, Inc, Sr. Sub. Note, 9.75%, 12/15/2006                                                53,375
                  --------------------------------------------------------------------------------------------------
         50,000   Outdoor Systems, Inc., Sr. Sub. Note, 8.875%, 6/15/2007                                                    52,000
                  --------------------------------------------------------------------------------------------------
                  (a)Sinclair Broadcast Group, Inc., Pfd., 500 Shares Series A $11.625                                       55,250
                  --------------------------------------------------------------------------------------------------
         50,000   Sinclair Broadcast Group, Sr. Sub. Note, 9.00%, 7/15/2007                                                  50,625
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     460,387
                  --------------------------------------------------------------------------------------------------   ------------
BUSINESS EQUIPMENT & SERVICES -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   (a)Dialog Corporation plc, Sr. Sub. Note, 11.00%, 11/15/2007                                               51,125
                  --------------------------------------------------------------------------------------------------
         32,000   Knoll, Inc., Sr. Sub. Note, 10.875%, 3/15/2006                                                             35,840
                  --------------------------------------------------------------------------------------------------
         50,000   Outsourcing Solutions Inc, Sr. Sub. Note, 11.00%, 11/1/2006                                                56,000
                  --------------------------------------------------------------------------------------------------
         17,000   United Stationers Supply, Sr. Sub. Note, 12.75%, 5/1/2005                                                  19,423
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     162,388
                  --------------------------------------------------------------------------------------------------   ------------
CABLE TELEVISION -- 0.3%
--------------------------------------------------------------------------------------------------------------------
             13   (a)(b)CS Wireless Systems, Inc. unit, 0/11.75%, 3/1/2006                                                        0
                  --------------------------------------------------------------------------------------------------
         50,000   Cablevision Systems Corp., Sr. Sub. Note, 9.875%, 5/15/2006                                                54,375
                  --------------------------------------------------------------------------------------------------
         50,000   Charter Communication Southeast, Sr. Note, 11.25%, 3/15/2006                                               55,750
                  --------------------------------------------------------------------------------------------------
        125,000   (a)Diamond Cable, Sr. Disc. Note, 0/10.75%, 2/15/2007                                                      83,125
                  --------------------------------------------------------------------------------------------------
         50,000   Echostar Satellite Broadcasting Corp. Sr. Disc. Note, 0/13.125%, 3/15/2004                                 41,750
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      PRINCIPAL                                                                                                           IN U.S.
         AMOUNT                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
        $50,000   FrontierVision Holdings, 9/15/2007                                                                       $ 34,875
                  --------------------------------------------------------------------------------------------------
        100,000   International Cabletel, Sr. Disc. Note, 0/12.75%, 4/15/2005                                                82,500
                  --------------------------------------------------------------------------------------------------
         50,000   Lenfest Communication, Sr. Note, 8.375%, 11/1/2005                                                         50,438
                  --------------------------------------------------------------------------------------------------
         50,000   Pegasus Communications , Sr. Note, 9.625%, 10/15/2005                                                      50,250
                  --------------------------------------------------------------------------------------------------
         25,000   Pegasus Media , Note, 12.50%, 7/1/2005                                                                     28,625
                  --------------------------------------------------------------------------------------------------
         50,000   Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note, 10.00%, 3/15/2005                                   54,750
                  --------------------------------------------------------------------------------------------------
        100,000   Telewest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007                                                          76,750
                  --------------------------------------------------------------------------------------------------
         50,000   UIH Australia/Pacific, Sr. Disc. Note, 0/14.00%, 5/15/2006                                                 32,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     645,938
                  --------------------------------------------------------------------------------------------------   ------------
CHEMICALS & PLASTICS -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         25,000   RBX Corp., Sr. Sub. Note,  Series B, 11.25%, 10/15/2005                                                    21,500
                  --------------------------------------------------------------------------------------------------   ------------
CLOTHING & TEXTILES -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   (a)Glenoit Corporation, Sr. Sub. Note, 11.00%, 4/15/2007                                                   54,250
                  --------------------------------------------------------------------------------------------------
         50,000   Pillowtex Corp., Sr. Sub. Note, 10.00%, 11/15/2006                                                         53,250
                  --------------------------------------------------------------------------------------------------
         75,000   Westpoint Stevens, Inc., Sr. Sub. Deb., 9.375%, 12/15/2005                                                 78,938
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     186,438
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER PRODUCTS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Herff Jones, Inc., Sr. Sub. Note, 11.00%, 8/15/2005                                                        54,500
                  --------------------------------------------------------------------------------------------------
         50,000   ICON Fitness Corp., Sr. Disc. Note, 11/15/2006                                                             29,250
                  --------------------------------------------------------------------------------------------------
         50,000   Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                                            50,375
                  --------------------------------------------------------------------------------------------------
         50,000   Renaissance Cosmetics, Inc.,Sr. Note, 11.75%, 2/15/2004                                                    47,250
                  --------------------------------------------------------------------------------------------------
         50,000   Revlon Consumer Products, Sr. Sub. Note, 10.50%, 2/15/2003                                                 53,063
                  --------------------------------------------------------------------------------------------------
         50,000   Simmons Co., Sr. Sub. Note, 10.75%, 4/15/2006                                                              52,500
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     286,938
                  --------------------------------------------------------------------------------------------------   ------------
ECOLOGICAL SERVICES & EQUIPMENT -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   (a)Allied Waste N.A., Inc., Company Guarantee, 10.25%, 12/1/2006                                           54,750
                  --------------------------------------------------------------------------------------------------   ------------
ELECTRONICS -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   (a)Fairchild Semiconductor, Sr. Sub., 10.125%, 3/15/2007                                                   53,000
                  --------------------------------------------------------------------------------------------------
         50,000   (a)Viasystems, Inc., Sr. Sub. Note, 9.75%, 6/1/2007                                                        51,875
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     104,875
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      PRINCIPAL                                                                                                           IN U.S.
         AMOUNT                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILERS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        $25,000   Carr Gottstein Foods Co., Sr. Sub. Note, 12.00%, 11/15/2005                                              $ 27,875
                  --------------------------------------------------------------------------------------------------
         50,000   Digiorgio Corp., Sr. Note, 10.00%, 6/15/2007                                                               49,250
                  --------------------------------------------------------------------------------------------------
         50,000   Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                                                           56,375
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     133,500
                  --------------------------------------------------------------------------------------------------   ------------
FOOD PRODUCTS -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   International Home Foods, Sr. Sub. Note, 10.375%, 11/1/2006                                                54,750
                  --------------------------------------------------------------------------------------------------
         25,000   Van De Kamp's, Inc., Sr. Sub. Note, 12.00%, 9/15/2005                                                      27,875
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      82,625
                  --------------------------------------------------------------------------------------------------   ------------
FOOD SERVICES -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   (a)AmeriServe Food Dist. Inc, Sr. Sub. Note, 10.125%, 7/15/2007                                            52,000
                  --------------------------------------------------------------------------------------------------   ------------
FOREST PRODUCTS -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         25,000   Four M Corp., Sr. Note, 12.00%, 6/1/2006                                                                   26,750
                  --------------------------------------------------------------------------------------------------
         50,000   Stone Container, Sr. Note, 11.50%, 10/1/2004                                                               54,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      81,500
                  --------------------------------------------------------------------------------------------------   ------------
HEALTHCARE -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Dade International, Inc., Sr. Sub. Note, 11.125%, 5/1/2006                                                 55,875
                  --------------------------------------------------------------------------------------------------
         50,000   Tenet Healthcare, Sr. Sub. Note, 10.125%, 3/1/2005                                                         54,313
                  --------------------------------------------------------------------------------------------------
         50,000   Tenet Healthcare, Sr. Sub. Note, 8.625%, 1/15/2007                                                         51,375
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     161,563
                  --------------------------------------------------------------------------------------------------   ------------
HOME PRODUCTS & FURNISHINGS -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   (a)Werner Holding Co. Inc., Sr. Sub. Note, 10.00%, 11/15/2007                                              51,250
                  --------------------------------------------------------------------------------------------------   ------------
HOTELS, MOTELS, INNS & CASINOS -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   Courtyard By Marriott, Sr. Note, 10.75%, 2/1/2008                                                          54,375
                  --------------------------------------------------------------------------------------------------   ------------
INDUSTRIAL PRODUCTS & EQUIPMENT -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         25,000   Cabot Safety Corp., Sr. Sub. Note, 12.50%, 7/15/2005                                                       28,125
                  --------------------------------------------------------------------------------------------------
         50,000   (a)Continental Global, Inc., Sr. Note, 11.00%, 4/1/2007                                                    53,750
                  --------------------------------------------------------------------------------------------------
         50,000   Euramax International Plc, Sr. Sub. Note, 11.25%, 10/1/2006                                                54,375
                  --------------------------------------------------------------------------------------------------
         50,000   (a)Roller Bearing Co. of America, Inc., Sr. Sub. Note, 9.625%, 6/15/2007                                   50,625
                  --------------------------------------------------------------------------------------------------
         50,000   Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003                                                      51,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     238,625
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      PRINCIPAL                                                                                                           IN U.S.
         AMOUNT                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT -- 0.2%
--------------------------------------------------------------------------------------------------------------------
       $100,000   AMF Group, Inc., Sr. Sub. Disc. Note, 0/12.25%, 3/15/2006                                                $ 78,000
                  --------------------------------------------------------------------------------------------------
         25,000   Cobblestone Golf, Sr. Note, 11.50%, 6/1/2003                                                               27,125
                  --------------------------------------------------------------------------------------------------
         50,000   (a)Livent Inc., Sr. Note, 9.375%, 10/15/2004                                                               50,000
                  --------------------------------------------------------------------------------------------------
         50,000   Premier Parks, Sr. Note, 9.75%, 1/15/2007                                                                  53,500
                  --------------------------------------------------------------------------------------------------
         50,000   Six Flags Theme Parks, Sr. Sub. Disc. Note, 0/12.25%, 6/15/2005                                            53,000
                  --------------------------------------------------------------------------------------------------
         50,000   Viacom Inc, Sub. Deb., 8.00%, 7/7/2006                                                                     50,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     311,625
                  --------------------------------------------------------------------------------------------------   ------------
MACHINERY & EQUIPMENT -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Alvey Systems, Sr. Sub. Note, 11.375%, 1/31/2003                                                           53,250
                  --------------------------------------------------------------------------------------------------
         50,000   Clark Material Handling , Sr. Note, 10.75%, 11/15/2006                                                     53,000
                  --------------------------------------------------------------------------------------------------
         50,000   (a)National Equipment  Serv., Sr. Sub. Note, 10.00%, 11/30/2004                                            49,250
                  --------------------------------------------------------------------------------------------------
         50,000   Tokheim Corp., Sr. Sub. Note, 11.50%, 8/1/2006                                                             56,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     212,250
                  --------------------------------------------------------------------------------------------------   ------------
OIL & GAS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Abraxas Petroleum Corp., Sr. Note, 11.50%, 11/1/2004                                                       54,438
                  --------------------------------------------------------------------------------------------------
         50,000   Falcon Drilling Company, Sr. Note, 9.75%, 1/15/2001                                                        52,500
                  --------------------------------------------------------------------------------------------------
         50,000   Forcenergy Inc., Sr. Sub. Note, 9.50%, 11/1/2006                                                           52,875
                  --------------------------------------------------------------------------------------------------
         50,000   United Meridian Corp., Sr. Sub. Note, 10.375%, 10/15/2005                                                  54,250
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     214,063
                  --------------------------------------------------------------------------------------------------   ------------
PRINTING & PUBLISHING -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Garden State Newspapers, Inc., Sr. Sub. Note, 12.00%, 7/1/2004                                             56,250
                  --------------------------------------------------------------------------------------------------
         50,000   Hollinger International, Sr. Sub. Note, 9.25%, 3/15/2007                                                   52,000
                  --------------------------------------------------------------------------------------------------
                  Primedia, Inc., Pfd., 500 Series D, $10.00                                                                 51,875
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     160,125
                  --------------------------------------------------------------------------------------------------   ------------
STEEL -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004                                            55,250
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
      PRINCIPAL                                                                                                           IN U.S.
         AMOUNT                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SURFACE TRANSPORTATION -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        $25,000   Ameritruck Distribution, Sr. Sub. Note, 12.25%, 11/15/2005                                               $ 26,375
                  --------------------------------------------------------------------------------------------------
         50,000   Gearbulk Holding Limited, Sr. Note, 11.25%, 12/1/2004                                                      55,063
                  --------------------------------------------------------------------------------------------------
         50,000   Statia Terminals, 1st Mtg. Note, 11.75%, 11/15/2003                                                        53,000
                  --------------------------------------------------------------------------------------------------
         50,000   Stena AB, Sr. Note, 10.50%, 12/15/2005                                                                     54,688
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     189,126
                  --------------------------------------------------------------------------------------------------   ------------
TELECOMMUNICATIONS & CELLULAR -- 0.5%
--------------------------------------------------------------------------------------------------------------------
        100,000   Brooks Fiber Properties, Inc. Sr. Disc. Note, 0/10.875%, 3/1/2006                                          82,750
                  --------------------------------------------------------------------------------------------------
         75,000   Call-Net Enterprises, Inc, Sr. Disc. Note, 8/15/2007                                                       50,625
                  --------------------------------------------------------------------------------------------------
         50,000   Comcast Cellular Holdings, Sr. Note, 9.50%, 5/1/2007                                                       52,250
                  --------------------------------------------------------------------------------------------------
         50,000   (a)Hermes Europe Railtel B.V, Sr. Note, 11.50%, 8/15/2007                                                  55,000
                  --------------------------------------------------------------------------------------------------
        100,000   Intermedia Communications, Sr. Disc. Note, 0/12.50%, 5/15/2006                                             78,000
                  --------------------------------------------------------------------------------------------------
         50,000   (a)Mcleod USA Incorporated, Sr. Note, 9.250%, 7/15/2007                                                    51,000
                  --------------------------------------------------------------------------------------------------
         50,000   (a)Metronet Communications, Unit, 12.00%, 8/15/2007                                                        56,750
                  --------------------------------------------------------------------------------------------------
         50,000   Millicom International, Sr. Disc. Note, 0/13.50%, 6/1/2006                                                 36,500
                  --------------------------------------------------------------------------------------------------
            116   (b)NEXTEL Communications, Inc., Class A                                                                     2,929
                  --------------------------------------------------------------------------------------------------
         75,000   NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.75%, 8/15/2004                                            65,063
                  --------------------------------------------------------------------------------------------------
         50,000   Paging Network, Inc., Sr. Sub. Note, 10.00%, 10/15/2008                                                    51,875
                  --------------------------------------------------------------------------------------------------
         50,000   (a)Qwest Communications, Sr. Note, 10.875%, 4/1/2007                                                       55,750
                  --------------------------------------------------------------------------------------------------
         50,000   (a)RCN Corporation, Sr. Disc. Note, 0/11.125%, 10/15/2007                                                  29,250
                  --------------------------------------------------------------------------------------------------
         50,000   Sygnet Wireless, Inc., Sr. Note, 11.50%, 10/1/2006                                                         54,250
                  --------------------------------------------------------------------------------------------------
        100,000   Teleport Communications, Sr. Disc. Note, 0/11.125%, 7/1/2007                                               79,625
                  --------------------------------------------------------------------------------------------------
         50,000   (a)Telesystem International, Sr. Disc. Note, 6/30/2007                                                     30,875
                  --------------------------------------------------------------------------------------------------
         50,000   (a)Teligent, Inc., Sr. Note, 11.50%, 12/1/2007                                                             50,250
                  --------------------------------------------------------------------------------------------------
         50,000   Vanguard Cellular Systems, Deb., 9.375%, 4/15/2006                                                         52,375
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     935,117
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   California Energy Co., Sr. Note, 10.25%, 1/15/2004                                                         54,250
                  --------------------------------------------------------------------------------------------------
                  El Paso Electric Co., 604 PIK Pfd., Shares Series A, 11.40%                                                66,138
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     120,388
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL HIGH YIELD BONDS                                                                                  5,262,154
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

        FOREIGN                                                                                                            VALUE
   CURRENCY PAR                                                                                                           IN U.S.
         AMOUNT                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- 4.7%
--------------------------------------------------------------------------------------------------------------------
AUSTRALIAN DOLLAR -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        315,000   Federal National Mortgage Association, 6.50%, 7/10/2002                                                  $219,534
                  --------------------------------------------------------------------------------------------------
        128,000   Queensland Treas-Global , Local Government Guarantee, Deb., 10.50%, 5/15/2003                             104,772
                  --------------------------------------------------------------------------------------------------
         25,000   West Aust T Corp, Local Government Guarantee, 8.00%, 7/15/2003                                             18,541
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     342,847
                  --------------------------------------------------------------------------------------------------   ------------
BELGIAN FRANC -- 0.1%
--------------------------------------------------------------------------------------------------------------------
      2,112,000   Belgian Govt., Bond, 6.50%, 3/31/2005                                                                      61,733
                  --------------------------------------------------------------------------------------------------
      6,000,000   Belgium Kingdom, 7.75%, 10/15/2004                                                                        187,069
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     248,802
                  --------------------------------------------------------------------------------------------------   ------------
CANADIAN DOLLAR -- 0.3%
--------------------------------------------------------------------------------------------------------------------
        290,000   Canada Government, Deb., 6.50%, 6/1/2004                                                                  215,416
                  --------------------------------------------------------------------------------------------------
        375,000   Ontario Hydro, 9.00%, 6/24/2002                                                                           302,111
                  --------------------------------------------------------------------------------------------------
        102,000   Ontario Hydro, Bond, 7.75%, 11/3/2005                                                                      80,758
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     598,285
                  --------------------------------------------------------------------------------------------------   ------------
DANISH KRONE -- 1.0%
--------------------------------------------------------------------------------------------------------------------
      1,844,000   Denmark - Bullet, Bond, 8.00%, 3/15/2006                                                                  313,780
                  --------------------------------------------------------------------------------------------------
      1,200,000   Denmark, 8.00%, 5/15/2003                                                                                 200,298
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     514,078
                  --------------------------------------------------------------------------------------------------   ------------
FRENCH FRANC -- 0.2%
--------------------------------------------------------------------------------------------------------------------
         28,000   France O.A.T., Deb., 8.25%, 4/25/2022                                                                      39,628
                  --------------------------------------------------------------------------------------------------
      1,044,000   France O.A.T., Bond, 7.25%, 4/25/2006                                                                     199,664
                  --------------------------------------------------------------------------------------------------
        150,500   France O.A.T., Bond, 7.50%, 4/25/2005                                                                     189,546
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     428,838
                  --------------------------------------------------------------------------------------------------   ------------
DEUTSCHE MARK-- 1.1%
--------------------------------------------------------------------------------------------------------------------
        137,000   DG-HYPBK 5.75%, 1/22/2007                                                                                  78,541
                  --------------------------------------------------------------------------------------------------
        188,000   Deutschland Republic, Deb., 6.25%, 1/4/2024                                                               109,666
                  --------------------------------------------------------------------------------------------------
     33,000,000   KFW International Finance, 6.00%, 11/29/1999                                                              286,108
                  --------------------------------------------------------------------------------------------------
        350,000   KFW International Finance, Bank Guarantee, 6.75%, 6/20/2005                                               212,362
                  --------------------------------------------------------------------------------------------------
      1,400,000   KFW International Finance, 7.00%, 5/12/2000                                                               250,377
                  --------------------------------------------------------------------------------------------------
        280,000   Tennessee Valley Authority - Global Bond, 6.375%, 9/18/2006                                               166,476
                  --------------------------------------------------------------------------------------------------
      1,100,000   Treuhandanstalt, 7.75%, 10/1/2002                                                                         694,806
                  --------------------------------------------------------------------------------------------------
        744,000   Treuhandanstalt, Foreign Gov't. Guarantee, 6.875%, 6/11/2003                                              456,103
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,254,439
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

        FOREIGN                                                                                                            VALUE
   CURRENCY PAR                                                                                                           IN U.S.
         AMOUNT                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
GREEK DRACHMA -- 0.1%
--------------------------------------------------------------------------------------------------------------------
     34,000,000   Hellenic Republic, FRN 14.00%, 10/23/2003                                                                $116,877
                  --------------------------------------------------------------------------------------------------   ------------
ITALIAN LIRA -- 0.5%
--------------------------------------------------------------------------------------------------------------------
    110,000,000   BTPS, Bond, 10.50%, 11/1/2000                                                                              72,390
                  --------------------------------------------------------------------------------------------------
    520,000,000   BTPS, Deb., 12.00%, 5/18/1999                                                                             327,486
                  --------------------------------------------------------------------------------------------------
  1,040,000,000   Buoni Poliennali Del Tes, 9.50%, 1/1/2005                                                                 730,226
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,130,102
                  --------------------------------------------------------------------------------------------------   ------------
JAPANESE YEN -- 0.5%
--------------------------------------------------------------------------------------------------------------------
     65,000,000   Export-Import Bank Japan, 4.375%, 10/1/2003                                                               591,302
                  --------------------------------------------------------------------------------------------------
     42,000,000   Interamerican Development, Deb., 7.25%, 5/15/2000                                                         381,538
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     972,840
                  --------------------------------------------------------------------------------------------------   ------------
NETHERLAND GUILDER -- 0.3%
--------------------------------------------------------------------------------------------------------------------
         70,000   Bank Ned Gemeenten, Bond, 6.375%, 1/4/2006                                                                 37,108
                  --------------------------------------------------------------------------------------------------
         30,000   Bank Ned Gemeenten, Bond, 7.75%, 12/20/2004                                                                17,058
                  --------------------------------------------------------------------------------------------------
         90,000   Lkb-global Bd, Bank Guarantee, 6.00%, 1/25/2006                                                            52,285
                  --------------------------------------------------------------------------------------------------
        700,000   Netherlands Government, 5.75%, 1/15/2004                                                                  362,628
                  --------------------------------------------------------------------------------------------------
        210,000   Netherlands Government, 6.00%, 1/15/2006                                                                  110,004
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     579,083
                  --------------------------------------------------------------------------------------------------   ------------
NEW ZEALAND DOLLAR -- 0.0%
--------------------------------------------------------------------------------------------------------------------
        143,000   New Zealand Government, 8.00%, 2/15/2001                                                                   91,003
                  --------------------------------------------------------------------------------------------------
        105,000   New Zealand Government, Bond, 8.00%, 7/15/1998                                                             65,071
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     156,074
                  --------------------------------------------------------------------------------------------------   ------------
NORWEGIAN KRONE -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        800,000   NGB Bond, 9.00%, 1/31/1999                                                                                116,895
                  --------------------------------------------------------------------------------------------------
        630,000   Norwegian Government, Bond, 7.00%, 5/31/2001                                                               93,168
                  --------------------------------------------------------------------------------------------------
        473,000   Norwegian Government, Foreign Government Guarantee, 5.75%, 11/30/2004                                      66,983
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     277,046
                  --------------------------------------------------------------------------------------------------   ------------
PORTUGUESE ESCUDO -- 0.0%
--------------------------------------------------------------------------------------------------------------------
     10,250,000   Portuguese Ot's, Bond, 11.875%, 2/23/2000                                                                  64,947
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED GROWTH AND INCOME FUND

        FOREIGN                                                                                                            VALUE
   CURRENCY PAR                                                                                                           IN U.S.
         AMOUNT                                                                                                           DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SPANISH PESETA -- 0.3%
--------------------------------------------------------------------------------------------------------------------
     40,000,000   Spanish Government, Bond,10.00%, 2/28/2005                                                               $337,804
                  --------------------------------------------------------------------------------------------------
     29,000,000   Spanish Government, Bond, 8.80%, 4/30/2006                                                                234,192
                  --------------------------------------------------------------------------------------------------
      6,510,000   Spanish Government, Bond, 9.40%, 4/30/1999                                                                 46,370
                  --------------------------------------------------------------------------------------------------
      6,480,000   Spanish Government, Deb., 10.10%, 2/28/2001                                                                49,961
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     668,327
                  --------------------------------------------------------------------------------------------------   ------------
SWEDISH KRONA -- 0.2%
--------------------------------------------------------------------------------------------------------------------
      1,000,000   Stadshypotekskas, Foreign Government Guarantee,  Series 1551, 7.50%, 3/17/1999                            132,257
                  --------------------------------------------------------------------------------------------------
      2,300,000   Sweden, 6.00%, 2/9/2005                                                                                   294,584
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     426,841
                  --------------------------------------------------------------------------------------------------   ------------
UNITED KINGDOM POUND -- 0.6%
--------------------------------------------------------------------------------------------------------------------
        127,000   British Gas PLC, 8.875%, 7/8/2008                                                                         238,218
                  --------------------------------------------------------------------------------------------------
        108,000   U.K. Treasury, Deb., 8.50%, 12/7/2005                                                                     203,890
                  --------------------------------------------------------------------------------------------------
        365,000   UK Conversion, 9.00%, 3/3/2000                                                                            639,951
                  --------------------------------------------------------------------------------------------------
        108,000   United Kingdom Treasury, Bond, 7.50%, 12/7/2006                                                           194,086
                  --------------------------------------------------------------------------------------------------
         30,000   United Kingdom Treasury, Bond, 8.00%, 12/7/2015                                                            58,805
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,334,950
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL FOREIGN BONDS                                                                                    10,114,376
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL BONDS (IDENTIFIED COST $152,788,627)                                                            139,010,377
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL INVESTMENTS (IDENTIFIED COST $200,602,411)(D)                                                  $213,209,523
                  --------------------------------------------------------------------------------------------------   ------------

* The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividends and capital gain payments to shareholders and corporate actions while maintaining exposure to the index and minimize trading costs. The underlying face amount, at value of open index futures contracts is $1,079,625 at November 30, 1997, which represents 0.5% of net assets. Taking into consideration these open index futures contracts, the Fund's effective total exposure to stocks is 31.5%, and increasing the total exposure to small company stocks is 3.0%.
(a) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1997, these securities amounted to $2,221,893 which represents 1.04% of net assets.
(b) Non-income producing security.
(c) The repurchase agreements are full collateralized by U.S. government and/or agency obligations. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.
(d) The cost of investments for federal tax purposes amounts to $200,685,920. The net unrealized appreciation of investments on a federal tax basis amounts to $12,523,603 which is comprised of $15,678,887 appreciation and $3,155,284 depreciation at November 30, 1997.
(e) This security is subject to dollar roll transactions.

CERTAIN SECURITIES MAY BE CLASSIFIED IN MULTIPLE CATEGORIZATIONS BASED ON PURPOSE OF INDIVIDUAL PURCHASES.

FEDERATED MANAGED GROWTH AND INCOME FUND

Note: The categories of investments are shown as a percentage of net assets ($212,226,797) at November 30, 1997.

The following acronyms are used throughout this portfolio:

ADR -- American Depository Receipt FRN -- Floating Rate Note GTD -- Guaranty LLC -- Limited Liability Corporation PIK -- Payment in Kind PLC -- Public Limited Company PP -- Principal Payment SA -- Support Agreement SPA -- Standby Purchase Agreement TBA -- To Be Announced TRANs -- Tax and Revenue Anticipation Notes

(See Notes which are an integral part of the Financial Statements)







                                         STATEMENT OF ASSETS AND LIABILITIES

                                       FEDERATED MANAGED GROWTH AND INCOME FUND
                                                  NOVEMBER 30, 1997

ASSETS:
-----------------------------------------------------------------------------------------
Total investments in securities, at value
   (identified cost $200,602,411, and tax cost $200,685,920)                                 $213,209,523
-----------------------------------------------------------------------------------------
Cash                                                                                                3,580
-----------------------------------------------------------------------------------------
Cash denominated in foreign currencies (at identified cost $640)                                      626
-----------------------------------------------------------------------------------------
Income receivable                                                                               1,863,155
-----------------------------------------------------------------------------------------
Receivable for investments sold                                                                 2,158,518
-----------------------------------------------------------------------------------------
Receivable for shares sold                                                                        310,199
-----------------------------------------------------------------------------------------
Deferred organizational costs                                                                      52,013
-----------------------------------------------------------------------------------------
Other assets                                                                                       14,303
-----------------------------------------------------------------------------------------
Total assets                                                                                  217,611,917
-----------------------------------------------------------------------------------------    ------------
LIABILITIES:
--------------------------------------------------------------------------
Payable for investments purchased                                            $  3,732,386
--------------------------------------------------------------------------
Payable for shares redeemed                                                        82,360
--------------------------------------------------------------------------
Net payable for foreign currency exchange contracts purchased                         522
--------------------------------------------------------------------------
Payable for dollar roll transactions                                            1,494,948
--------------------------------------------------------------------------
Payable for taxes withheld                                                          1,775
--------------------------------------------------------------------------
Payable for daily variation margin                                                    625
--------------------------------------------------------------------------
Accrued expenses                                                                   72,504
-------------------------------------------------------------------------    ------------
Total liabilities                                                                               5,385,120
-----------------------------------------------------------------------------------------    ------------
NET ASSETS for 17,721,265 shares outstanding                                                 $212,226,797
-----------------------------------------------------------------------------------------    ------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------
Paid in capital                                                                              $187,336,495
-----------------------------------------------------------------------------------------
Net unrealized appreciation of investments and translation of assets and liabilities
in future currency                                                                             12,609,822
-----------------------------------------------------------------------------------------
Accumulated net realized gain on investments, foreign currency transactions and
futures contracts                                                                              10,956,599
-----------------------------------------------------------------------------------------
Undistributed net investment income                                                             1,323,881
-----------------------------------------------------------------------------------------    ------------
Total Net Assets                                                                             $212,226,797
-----------------------------------------------------------------------------------------    ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
-----------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:
-----------------------------------------------------------------------------------------
$164,727,526 [DIVIDED BY] 13,751,196 shares outstanding                                            $11.98
-----------------------------------------------------------------------------------------    ------------
SELECT SHARES:
-----------------------------------------------------------------------------------------
$47,499,271 [DIVIDED BY] 3,970,069 shares outstanding                                              $11.96
-----------------------------------------------------------------------------------------    ------------


(See Notes which are an integral part of the Financial Statements)






                                        STATEMENT OF OPERATIONS

                                FEDERATED MANAGED GROWTH AND INCOME FUND
                                      YEAR ENDED NOVEMBER 30, 1997

INVESTMENT INCOME:
-----------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $28,415)                                        $   1,346,997
-----------------------------------------------------------------------------------------
Interest (net of dollar roll expense of $39,319) (net of foreign taxes withheld of $1,275)      9,532,769
-----------------------------------------------------------------------------------------    ------------
Total income                                                                                   10,879,766
-----------------------------------------------------------------------------------------
EXPENSES:
--------------------------------------------------------------------------
Investment advisory fee                                                      $  1,535,953
--------------------------------------------------------------------------
Administrative personnel and services fee                                         155,085
--------------------------------------------------------------------------
Custodian fees                                                                    104,479
--------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                          124,840
--------------------------------------------------------------------------
Directors'/Trustees' fees                                                           5,042
--------------------------------------------------------------------------
Auditing fees                                                                      16,953
--------------------------------------------------------------------------
Legal fees                                                                          4,034
--------------------------------------------------------------------------
Portfolio accounting fees                                                          90,078
--------------------------------------------------------------------------
Distribution services fee -- Select Shares                                        344,598
--------------------------------------------------------------------------
Shareholder services fee -- Institutional Shares                                  397,118
--------------------------------------------------------------------------
Shareholder services fee -- Select Shares                                         114,866
--------------------------------------------------------------------------
Share registration costs                                                           41,496
--------------------------------------------------------------------------
Printing and postage                                                               51,550
--------------------------------------------------------------------------
Insurance premiums                                                                  4,444
--------------------------------------------------------------------------
Taxes                                                                               3,012
--------------------------------------------------------------------------
Miscellaneous                                                                      21,955
--------------------------------------------------------------------------   ------------
Total expenses                                                                  3,015,503
--------------------------------------------------------------------------
Waivers --
-------------------------------------------------------------
Waiver of investment advisory fee                              $  (101,972)
-------------------------------------------------------------
Waiver of distribution services fee -- Select Shares              (114,866)
-------------------------------------------------------------
Waiver of shareholder services fee -- Institutional Shares        (317,695)
-------------------------------------------------------------  -----------
Total waivers                                                                    (534,533)
--------------------------------------------------------------------------   ------------
Net expenses                                                                                    2,480,970
-----------------------------------------------------------------------------------------    ------------
Net investment income                                                                           8,398,796
-----------------------------------------------------------------------------------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
-----------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions                             10,949,153
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
investments and translation of assets and liabilities in foreign currency                       2,187,689
-----------------------------------------------------------------------------------------    ------------
Net realized and unrealized gain on investments and foreign currency                           13,136,842
-----------------------------------------------------------------------------------------    ------------
Change in net assets resulting from operations                                               $ 21,535,638
-----------------------------------------------------------------------------------------    ------------


(See Notes which are an integral part of the Financial Statements)






                                    STATEMENT OF CHANGES IN NET ASSETS
                                 FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                YEAR ENDED NOVEMBER 30,
                                                                             ----------------------------
                                                                                 1997            1996
--------------------------------------------------------------------------   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
--------------------------------------------------------------------------
OPERATIONS --
--------------------------------------------------------------------------
Net investment income                                                          $8,398,796      $7,708,963
--------------------------------------------------------------------------   ------------    ------------
Net realized gain on investments and foreign currency
transactions ($11,034,226 and $2,127,966, respectively,
as computed for federal tax purposes)                                          10,949,153       2,283,641
--------------------------------------------------------------------------
Net change in unrealized appreciation of investments and translation
of assets and liabilities in foreign currency                                   2,187,689       4,291,960
--------------------------------------------------------------------------   ------------    ------------
Change in net assets resulting from operations                                 21,535,638      14,284,564
--------------------------------------------------------------------------   ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS --
--------------------------------------------------------------------------
Distributions from net investment income
--------------------------------------------------------------------------
Institutional Shares                                                           (6,945,797)     (5,990,819)
--------------------------------------------------------------------------
Select Shares                                                                  (1,683,717)     (1,327,197)
--------------------------------------------------------------------------
Distributions from net realized gains on investments and foreign currency transactions
--------------------------------------------------------------------------
Institutional Shares                                                           (1,660,283)     (1,517,396)
--------------------------------------------------------------------------
Select Shares                                                                    (461,933)       (372,550)
--------------------------------------------------------------------------   ------------    ------------
Change in net assets resulting from distributions to shareholders             (10,751,730)     (9,207,962)
--------------------------------------------------------------------------   ------------    ------------
SHARE TRANSACTIONS --
--------------------------------------------------------------------------
Proceeds from sale of shares                                                   70,870,478     103,412,568
--------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                          6,401,094       5,072,213
--------------------------------------------------------------------------
Cost of shares redeemed                                                       (76,711,981)    (41,180,003)
--------------------------------------------------------------------------   ------------    ------------
Change in net assets resulting from share transactions                            559,591      67,304,778
--------------------------------------------------------------------------   ------------    ------------
Change in net assets                                                           11,343,499      72,381,380
--------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------
Beginning of period                                                           200,883,298     128,501,918
--------------------------------------------------------------------------   ------------    ------------
End of period (including undistributed net investment income of
$1,323,881 and $1,646,433, respectively)                                  $   212,226,797  $  200,883,298
--------------------------------------------------------------------------   ------------    ------------


(See Notes which are an integral part of the Financial Statements)






                 NOTES TO FINANCIAL STATEMENTS

            FEDERATED MANAGED GROWTH AND INCOME FUND
                      NOVEMBER 30, 1997

ORGANIZATION

Managed Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Managed Growth And Income Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to seek current income and capital appreciation.

The Fund offers two classes of shares: Institutional Shares and Select Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are valued at the prices furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

With respect to valuation of foreign securities, trading in foreign countries may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. Dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discount, foreign currency transactions, non-taxable dividends, wash sales, and futures. The following reclassifications have been made to the financial statements.


                      INCREASE (DECREASE)
-------------------------------------------------------------------
                                 ACCUMULATED
PAID-IN                         NET REALIZED    UNDISTRIBUTED NET
CAPITAL                         GAIN/LOSS       INVESTMENT INCOME
---------                      --------------  --------------------
$1,059                             $90,775          $(91,834)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FUTURES CONTRACTS

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. For the period ended November 30, 1997, the Fund had realized gains of $3,039 on future contracts.

At November 30, 1997, the Fund had outstanding futures contracts as set forth below:

                            CONTRACTS TO                     UNREALIZED
EXPIRATION DATE                RECEIVE        POSITION      APPRECIATION
----------------          ---------------    ----------   ----------------
December 1997               Russell 2000        Long           5,119

FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Risks may arise upon entering these transactions from the potential inability of counter-parts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.At November 30, 1997, the Fund had outstanding foreign currency commitments as set forth below:

                               FOREIGN CURRENCY
  CONTRACTS      SETTLEMENT        UNITS TO                           CONTRACTS       UNREALIZED
  PURCHASED         DATE            RECEIVE        IN EXCHANGE FOR     AT VALUE     (DEPRECIATION)
-------------    ----------    ----------------    ---------------    ----------    --------------
Belgian Franc     12/01/97        1,183,540            $33,051          $32,529         $(522)


FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

DOLLAR ROLL TRANSACTIONS

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1997 is as follows:


                                                          FUND
SECURITY                                             ACQUISITION DATE        ACQUISITION COST
-----------------------------------------------  ------------------------    ----------------
Bayer Corp.,Deb.                                  03/26/1996 - 04/17/1996        $444,985
World Financial, Pass Thru Cert.                         11/18/1996               247,463
ACME Television, LLC                                     09/24/1997                37,183
FOX/Liberty Networks,LLC                                 08/15/1997                32,052
Sinclair Broadcast Group, Inc.                           03/05/1997                50,000
Dialog Corporation plc                                   11/10/1997                50,000
Chilectra S.A.,ADR                                       02/28/1996                 5,428
CS Wireless Systems, Inc.                                02/16/1996                    --
Diamond Cable                                            03/12/1997                80,550
Glenoit Corporation                                      03/26/1997                49,905
Allied waste N.A., Inc.                                  06/02/1997                50,000
Fairchild Semiconductor                                  03/06/1997                50,000
Viasystems, Inc.                                         06/02/1997                50,000
Ameriserve Food Dist. Inc.                               10/16/1997                52,750
Werner Holding Co. Inc.                                  11/14/1997                50,000
Continental Global, Inc.                                 03/26/1997                50,000
Rollar Bearing Co. of America, Inc.                      06/18/1997                50,000
Livent Inc.                                              10/10/1997                50,250
National Equipment Serv.                                 11/20/1997                49,384
Hermes Europe Railtel B.V.                               08/14/1997                51,094
Mcleod USA Incorporated                                  07/15/1997                50,000
Metronet Communications Corp.                            07/18/1997                50,000
Qwest Communications Intl, Inc.                          03/25/1997                50,000
RCN Corporation                                          10/10/1997                29,613
Telesystem International                                 06/24/1997                27,900
Teligent Inc.                                            11/21/1997                50,000
Grupo Financiero Bancomer, S.A. de C.V., Class B  11/06/1995 - 01/17/1996          16,067


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                                                       YEAR ENDED NOVEMBER 30,
                                                    --------------------------------------------------------
                                                              1997                          1996
                                                    --------------------------    --------------------------
INSTITUTIONAL SHARES                                  SHARES          AMOUNT        SHARES          AMOUNT
------------------------------------------------     ---------    ------------     ---------    ------------
Shares sold                                          4,487,267    $ 51,304,428     7,128,986    $ 78,333,565
------------------------------------------------
Shares issued to shareholders in payment
of distributions declared                              400,790       4,522,191       334,449       3,648,682
------------------------------------------------     ---------    ------------     ---------    ------------
Shares redeemed                                     (4,916,395)    (56,006,233)   (2,992,691)    (32,944,715)
------------------------------------------------     ---------    ------------     ---------    ------------
Net change resulting from Institutional
Share transactions                                     (28,338)   $   (17,9614)    4,470,744    $ 49,037,532
------------------------------------------------     ---------    ------------     ---------    ------------


                                                                       YEAR ENDED NOVEMBER 30,
                                                    --------------------------------------------------------
                                                              1997                          1996
                                                    --------------------------    --------------------------
SELECT SHARES                                         SHARES          AMOUNT        SHARES          AMOUNT
------------------------------------------------     ---------    ------------     ---------    ------------
Shares sold                                          1,716,458    $ 19,566,050     2,283,902    $ 25,079,003
------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                 166,372       1,878,903       130,571       1,423,531
------------------------------------------------
Shares redeemed                                    $(1,808,151)    (20,705,748)     (747,832)     (8,235,288)
------------------------------------------------     ---------    ------------     ---------    ------------
Net change resulting from
Select Share transactions                               74,679    $    739,205     1,666,641    $ 18,267,246
------------------------------------------------     ---------    ------------     ---------    ------------
Net change resulting from
share transactions                                      46,341    $    559,591     6,137,385    $ 67,304,778
------------------------------------------------     ---------    ------------     ---------    ------------


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets.The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Under the terms of a sub-advisory agreement between the Adviser and Federated Global Research Corp., the Sub-Adviser receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp.("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Select Shares. The Plan provides that the Fund may incur distribution expenses up to 0.75% of average daily net assets of Select Shares annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. Federated Shareholder Services may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of 86,568 were borne intitally by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over five year period following the Fund's effective date. For the year ended November 30, 997, the Fund expensed $22,395 of organizational expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1997, were as follows:

PURCHASES                                         $249,713,498
------------------------------------------------  ------------
SALES                                             $252,545,497
------------------------------------------------  ------------

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1997, the diversification of industries was as follows:

                                              PERCENT OF                                                PERCENT OF
INDUSTRY                                      NET ASSETS   INDUSTRY                                     NET ASSETS
------------------------------------------   -----------   ------------------------------------------   -----------
Aerospace & Military Technology                  0.2       Healthcare                                       3.5
Agency                                           1.0       Industrial Components                            0.0
Automotive                                       0.1       Industrial Products & Equipment                  0.1
Banking                                          1.4       Insurance                                        1.3
Basic Industry                                   1.0       Leisure & Entertainment                          0.3
Beverage & Tobacco                               1.0       Machinery & Engineering                          0.1
Broadcast Radio & T.V.                           0.5       Machinery & Equipment                            0.1
Building Materials & Components                  0.1       Manufacturing                                    0.0
Business & Public Services                       0.1       Metals & Mining                                  0.3
Business Equipment & Services                    0.1       Metals -- Steel                                  0.0
Cable Television                                 0.7       Miscellaneous Materials & Commodities            7.1
Chemicals & Plastics                             0.3       Multi-Industry                                   0.1
Clothing & Textiles                              0.1       Natural Gas Distribution                         0.6
Construction & Housing                           0.1       Oil & Gas                                        1.2
Consumer Durables                                0.9       Printing & Publishing                            0.3
Consumer Non-Durables                            2.2       Producer Manufacturing                           2.0
Consumer Products                                0.1       Real Estate                                      0.1
Ecological Services & Equipment                  0.2       Recreation, Other Consumer Goods                 0.1
Electric Utilities                               4.0       Retail Trade                                     2.0
Electrical & Electronics                         0.1       Services                                         2.0
Electronics                                      0.2       Soverign                                         3.0
Energy Minerals                                  2.8       Soverign Government                              1.0
Energy Sources                                   0.1       State & Provincial                               0.1
Finance                                          4.4       Surface Transportation                           0.2
Financial Intermediaries                         0.9       Technology                                       4.0
Financial Services                               0.1       Telecommunications & Cellular                    0.2
Food & Drug Retailers                            0.1       Transportation                                   0.6
Food & Household Products                        0.2       Treasury Securities                             25.7
Forest Products & Paper                          0.2       Utilities                                        3.0
Government Agency                               17.9



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of MANAGED SERIES TRUST (Federated Managed Growth and Income Fund):

We have audited the accompanying statement of assets and liabilities of Federated Managed Growth and Income Fund (an investment portfolio of Managed Series Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of November 30, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights (see pages 2 and 20 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Managed Growth and Income Fund, an investment portfolio of Managed Series Trust, as of November 30, 1997, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods presented in conformity with generally accepted accounting principles.

                                                 ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
January 21, 1998



                        APPENDIX

STANDARD AND POOR'S RATINGS GROUP LONG-TERM  DEBT RATINGS

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC -- Debt rated CCC has currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C -- The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC., LONG-TERM  DEBT RATINGS

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C -- Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR -- NR indicates that Fitch does not rate the specific issue.


PLUS (+) or MINUS (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.




[LOGO OMITTED]  FEDERATED INVESTORS

FEDERATED MANAGED GROWTH AND INCOME FUND

Institutional Shares

PROSPECTUS
JANUARY 31, 1998

A Diversified Portfolio of Managed Series Trust, an Open-End Management Investment Company



FEDERATED MANAGED GROWTH AND INCOME FUND
INSTITUTIONAL SHARES
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower
Pittsburgh, PA 15222-3779

SUB-ADVISER
Federated Global
Research Corp.
175 Water Street
New York, NY 10038-4965


CUSTODIAN
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT
PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222


Federated Securities Corp., Distributor

1-800-341-7400

www.federatedinvestors.com

Cusip 56166K305
3122007A-IS (1/98)

[RECYCLED LOGO]
RECYCLED PAPER
3155P  Final.edg   PAGE 73  TO FEDERATED INVESTORS



FEDERATED MANAGED GROWTH AND INCOME FUND

(A Portfolio of Managed Series Trust)
Select Shares

PROSPECTUS

The Select Shares of Federated Managed Growth and Income Fund (the Fund) offered by this prospectus represent interests in the Fund, which is a diversified investment portfolio of Managed Series Trust (the "Trust"). The Trust is an open-end management investment company (a mutual fund).

The investment objective of the Fund is to seek current income and capital appreciation. The Fund invests in both bonds and stocks.
Select Shares are sold at net asset value.

THE SELECT SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SELECT SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Select Shares of the Fund. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information for Select Shares and Institutional Shares of all portfolios of the Trust dated January 31, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund are maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated January 31, 1998



TABLE OF CONTENTS

Summary of Fund Expenses                                         1

Financial Highlights -- Select Shares                            2

General Information                                              3

Investment Information                                           3
Investment Objective                                             3
Investment Policies                                              3
Acceptable Investments                                           6
Investment Limitations                                          11

Trust Information                                               11
Management of the Trust                                         11
Distribution of Select Shares                                   15
Administration of the Fund                                      15
Brokerage Transactions                                          16

Net Asset Value                                                 16

Investing in Select Shares                                      16
Share Purchases                                                 16
Minimum Investment Required                                     17
What Shares Cost                                                17
Systematic Investment  Program                                  17
Confirmations and Account Statements                            17
Dividends                                                       17
Capital Gains                                                   17

Redeeming Select Shares                                         17
Through a Financial Institution                                 17
Telephone Redemption                                            18
Written Requests                                                18
Systematic Withdrawal Program                                   18
Accounts with Low Balances                                      18

Shareholder Information                                         19
Voting Rights                                                   19

Tax Information                                                 19
Federal Income Tax                                              19
State and Local Taxes                                           19

Performance Information                                         19

Other Classes of Shares                                         19

Financial Highlights -- Institutional Shares                    20

Financial Statements                                            21

Report of Independant Public  Accountants                       65

Appendix                                                        66



                                            SUMMARY OF FUND EXPENSES

                                                  SELECT SHARES
                                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                                      None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)                           None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
proceeds, as applicable)                                                                                           None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                                 None
Exchange Fee                                                                                                       None

                                            ANNUAL OPERATING EXPENSES
                                     (As a percentage of average net assets)

Management Fee (after waiver)(1)                                                                                   0.70%
12b-1 Fee (after waiver)(2)                                                                                        0.50%
Total Other Expenses                                                                                               0.55%
Shareholder Services Fee                                                                                           0.25%
Total Operating Expenses(3)                                                                                        1.75%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion.
    The maximum management fee is 0.75%.

(2) The 12b-1 fee has been reduced to reflect the voluntary waiver of a portion of the 12b-1 fee. The distributor can terminate the voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.75%.

(3) The total operating expenses would have been 2.05% absent the voluntary waivers of portions of the management fee and the 12b-1 fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Select Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see Investing in Select Shares and "Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.


EXAMPLE
-----------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment assuming (1) 5%
annual return and (2) redemption at the end of each time period.

1 Year                                                                                                       $ 18

3 Years                                                                                                      $ 55

5 Years                                                                                                      $ 95

10 Years                                                                                                     $206


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN
THOSE SHOWN.





                            FINANCIAL HIGHLIGHTS -- SELECT SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 65.
                                                                    YEAR ENDED NOVEMBER 30,
                                                      ---------------------------------------------------
                                                        1997           1996           1995        1994(A)
                                                      ------         ------         ------       --------
NET ASSET VALUE, BEGINNING OF PERIOD                  $11.36         $11.12         $ 9.83         $10.00
--------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------
Net investment income                                   0.40           0.43           0.37           0.21
--------------------------------------------------
Net realized and unrealized gain (loss) on
investments and foreign currency                        0.74           0.41           1.34          (0.25)
--------------------------------------------------    ------         ------         ------         ------
Total from investment operations                        1.14           0.84           1.71          (0.04)
--------------------------------------------------    ------         ------         ------         ------
LESS DISTRIBUTIONS
--------------------------------------------------
Distributions from
net investment income                                  (0.42)         (0.44)         (0.42)         (0.13)
--------------------------------------------------
Distributions from net realized gain on
investments and foreign currency transactions          (0.12)         (0.16)            --             --
--------------------------------------------------    ------         ------         ------         ------
Total distributions                                    (0.54)         (0.60)         (0.42)         (0.13)
--------------------------------------------------    ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                        $11.96         $11.36         $11.12         $ 9.83
--------------------------------------------------    ------         ------         ------         ------
TOTAL RETURN(B)                                        10.41%          7.92%         17.76%         (0.40%)
--------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------
Expenses                                                1.75%          1.75%          1.75%          1.64%*
--------------------------------------------------
Net investment income                                   3.51%          4.02%          4.37%          4.33%*
--------------------------------------------------
Expense waiver/reimbursement(c)                         0.30%          0.36%          0.55%          0.84%*
--------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------
Net assets, end of period (000 omitted)              $47,499        $44,248        $24,787         $3,697
--------------------------------------------------
Average commission rate paid(d)                      $0.0078        $0.0043             --             --
--------------------------------------------------
Portfolio turnover                                       130%           154%           157%           132%
--------------------------------------------------

  * Computed on an annualized basis.

(a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from January 27, 1994
    (start of business) to May 24, 1994, the Fund had no investment activity.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE
FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997,
WHICH CAN BE OBTAINED FREE OF CHARGE.

(See Notes which are an integral part of the Financial Statements)



GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") has established two classes of shares of the Fund, known as Select Shares and Institutional Shares. This prospectus relates only to Select Shares.

Select Shares ("Shares") of the Fund are designed primarily for retail and private banking customers of financial institutions as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of bonds and equities. A minimum initial investment of $1,500 is required.

Shares are currently sold and redeemed at net asset value without a sales charge imposed by the Fund.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek current income and capital appreciation. The Fund will attempt to minimize investment risk by allocating its assets across various stock and bond categories. There can be, of course, no assurance that the Fund will achieve its investment objective. The Fund's investment objective cannot be changed without the approval of shareholders. Unless otherwise noted, the Fund's investment policies may be changed by the Trustees without shareholder approval.

INVESTMENT POLICIES

ASSET ALLOCATION

The Fund will primarily invest in two types of assets: bonds and equities. The Fund's investment approach is based on the conviction that, over time, the choice of investment asset categories and their relative long-term weightings within the portfolio will have the primary impact on its investment performance. Of secondary importance to the Fund's performance are the shifting of money among asset categories and the selection of securities within asset categories. Therefore, the Fund will pursue its investment objective in the following manner: (1) by setting long-term ranges for each asset category; (2) by moving money among asset categories within those defined ranges; and (3) by actively selecting securities within each of the asset categories. The Fund attempts to minimize risk by allocating its assets in such a fashion.

Within each of these types of investments, the Fund has designated asset categories. As a matter of investment policy, ranges have been set for each asset category's portfolio commitment.

The Fund will invest between 50 and 70% of its assets in bonds. The bond asset categories are U.S. Treasury securities, mortgage-backed securities, investment-grade corporate bonds, high yield corporate bonds and foreign bonds.

The Fund will invest between 30 and 50% of its assets in equities. The equities asset categories are large company stocks, utility stocks, small company stocks, and foreign stocks.

The following is a summary of the asset categories and the amount of the Fund's total assets which may be invested in each asset category:

ASSET CATEGORY                              RANGE
----------------------------------- ------------
BONDS                                      50-70%
U.S. Treasury Securities                    0-56%
Mortgage-Backed Securities                  0-35%
Investment-Grade Corporate Bonds            0-35%
High Yield Corporate Bonds                  0-10%
Foreign Bonds                               0-10%


EQUITIES                                   30-50%
Large Company Stocks                   22.5-37.5%
Utility Stocks                           2.5-7.5%
Small Company Stocks                         0-5%
Foreign Stocks                               0-5%


The Fund's adviser will regularly review the Fund's allocation among the asset categories and make any changes, within the ranges established for each asset category, that it believes will provide the most favorable outlook for achieving the Fund's investment objective. The Fund's adviser will attempt to exploit inefficiencies among the various asset categories. If, for example, foreign stocks are judged to be unusually attractive relative to other asset categories, the allocation for foreign stocks may be moved to its upper limit. At other times, when foreign stocks appear to be overvalued, the commitment may be moved down to a lesser allocation. There is no assurance, however, that the adviser's attempts to pursue this strategy will result in a benefit to the Fund.

Each asset category within the Fund will be a managed portfolio. The Fund will seek superior investment performance through security selection in addition to determining the percentage of its assets to allocate to each of the asset categories.

BOND ASSET CATEGORIES

The portion of the Fund's assets which is invested in bonds ("Bond Assets") will be allocated among the following asset categories within the ranges specified. The prices of fixed income securities fluctuate inversely to the direction of interest rates. The average duration of the Fund's Bond Assets will be not less than four nor more than six years. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. The Fund should be expected to maintain a higher average duration during periods of lower expected market volatility, and a lower average duration during periods of higher expected market volatility.

U.S. TREASURY SECURITIES

U.S. Treasury securities are direct obligations of the U.S.
Treasury, such as U.S. Treasury bills, notes, and bonds. The Fund may invest up to 56% of its total assets in U.S. Treasury securities. The Fund may invest in other U.S. government securities if, in the judgment of the adviser, other U.S. government securities are more attractive than U.S. Treasury securities.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities represent an undivided interest in a pool of residential mortgages or may be collateralized by a pool of residential mortgages. Mortgage-backed securities are generally either issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or other U.S. government agencies or instrumentalities. Mortgage-backed securities may also be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. The Fund may invest up to 35% of its total assets in mortgage-backed securities.

INVESTMENT-GRADE CORPORATE BONDS

Investment-grade corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BBB or higher by a nationally recognized statistical rating organization ("NRSRO"). The Fund may invest up to 35% of its total assets in investment-grade corporate bonds. In certain cases, the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the investment-grade bonds described above. Yankee bonds, which are U.S. dollar-denominated bonds issued and traded in the United States by foreign issuers, are treated as investment-grade corporate bonds for purposes of the asset category ranges.

HIGH YIELD CORPORATE BONDS


High yield corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BB or lower by NRSROs (commonly known as junk bonds). The Fund may invest up to 10% of its total assets in high yield corporate bonds. There is no minimal acceptable rating for a security to be purchased or held in the Fund's portfolio, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category. (See Appendix.) In certain cases the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the high yield bonds described above. The Fund may invest in the High Yield Bond Portfolio, a portfolio of Federated Core Trust, as an efficient means of investing in high-yield debt obligations. Federated Core Trust is a registered investment company advised by Federated Research Corp., an affiliate of the Fund's adviser. The High Yield Bond Portfolio's investment objective is to seek high current income and its primary investment policy is to invest in lower-rated, high-yield debt securities. The High Yield Bond Portfolio currently does not charge an advisory fee and is sold without any sales charge. The High Yield Bond Portfolio may incur expenses for administrative and accounting services. The Fund's adviser anticipates that the High Yield Bond Portfolio will provide the Fund broad diversity and exposure to all aspects of the high-yield bond sector of the market while at the same time providing greater liquidity than if high-yield debt obligations were purchased separately for the Fund. The Fund will be deemed to own a pro rata portion of each investment of the High Yield Bond Portfolio.


INVESTMENT RISKS

Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities.

Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

FOREIGN BONDS

Foreign bonds are high-quality debt securities of countries other than the United States. The Fund's portfolio of foreign bonds will be comprised mainly of foreign government, foreign governmental agency or supranational institution bonds. The Fund will also invest in high-quality debt securities issued by established corporations located primarily in economically developed countries other than the United States and subject to the Fund's credit limitations for foreign bonds. The Fund may invest up to 10% of its total assets in foreign bonds.

EQUITY ASSET CATEGORIES

The portion of the Fund's assets which is invested in equities will be allocated among the following asset categories within the ranges specified:

LARGE COMPANY STOCKS

Large company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of high-quality companies selected by the Fund's adviser. Ordinarily, these companies will be in the top 25% of their industries with regard to revenues and have a market capitalization of $500,000,000 or more. However, other factors, such as a company's product position, market share, current earnings and/or dividend and earnings growth prospects, will be considered by the Fund's adviser and may outweigh revenues. The Fund may invest up to 37.5% of its total assets in large company stocks.

UTILITY STOCKS

Utility stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of utility companies. The Fund may invest up to 7.5% of its total assets in utility stocks. Common stocks of utilities are generally characterized by higher dividend yields and lower growth rates than common stocks of industrial companies. Under normal market conditions, the higher income stream from utility stocks tends to make them less volatile than stocks of industrial companies.

SMALL COMPANY STOCKS

Small company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of companies with a market capitalization (market price x number of shares outstanding) below the top 1,000 stocks that comprise the large and mid-range capitalization sector of the United States equity market. These stocks are comparable to, but not limited to, the stocks comprising the Russell 2000 Index, an index of small capitalization stocks. The Fund may invest up to 5% of its total assets in small company stocks.

INVESTMENT RISKS

Stocks in the small capitalization sector of the United States equity market have historically been more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor's Ratings Group 500 Index. This is because, among other things, small companies have less certain growth prospects than larger companies; have a lower degree of liquidity in the equity market; and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, the stocks of small companies may, to some degree, fluctuate independently of the stocks of large companies; that is, small company stocks may decline in price as large company stocks rise in price or vice versa.

FOREIGN STOCKS

The Fund invests in non-U.S. equity securities. a substantial portion of these will be equity securities of established companies in economically developed countries. These securities may be either dollar-denominated or denominated in foreign currencies. American Depository Receipts ("ADRs"), including dollar denominated ADRs which are issued by domestic banks and traded in the United States on exchanges or over-the-counter, are treated as foreign stocks for purposes of the asset category ranges. The Fund may invest up to 5% of its total assets in foreign stocks.

ACCEPTABLE INVESTMENTS

U.S. TREASURY AND OTHER U.S. GOVERNMENT SECURITIES

The U.S. Treasury and other U.S. government securities in which the Fund invests are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Fund may invest are limited to:

* direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

* notes, bonds, and discount notes issued or guaranteed by U.S.
  government agencies and instrumentalities supported by the full faith and credit of the United States;

* notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

* notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

The Fund may also purchase U.S. Treasury securities and the U.S.
government securities noted above pursuant to repurchase agreements.

MORTGAGE-BACKED SECURITIES

Mortgaged-backed securities are securities collateralized by residential mortgages. The mortgage-backed securities in which the Fund may invest may be:

* issued by an agency of the U.S. government, typically GNMA, FNMA or FHLMC;

* privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

* privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S.
  government securities; and

* other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

CMOs are bonds issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. Most of the CMOs in which the Fund would invest use the same basic structure:

* Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date; the final class (or Z bond) typically receives the residual income from the underlying investments after payments are made to the other classes.

* The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

* The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest maturity security (or B bond). This process continues until all of the classes have been paid off.

Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. The interest portion of these payments is distributed by the Fund as income and the capital portion is reinvested. The Fund will invest only in CMOs which are rated AAA or Aaa by an NRSRO.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")

REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations or a segregated pool of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates, and a single class of residual interests. To qualify as a REMIC, substantially all of the assets of the entity must be in assets directly or indirectly secured principally by real property.

CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying mortgages. Distributions to holders of mortgage-backed securities include both interest and principal payments. Principal payments represent the amortization of the principal of the underlying mortgages and any prepayments of principal due to prepayment, refinancing, or foreclosure of the underlying mortgages. Although maturities of the underlying mortgage loans may range up to 30 years, amortization and prepayments substantially shorten the effective maturities of mortgage-backed securities. Due to these features, mortgage-backed securities are less effective as a means of "locking in" attractive long-term interest rates than fixed-income securities which pay only a stated amount of interest until maturity, when the entire principal amount is returned. This is caused by the need to reinvest at lower interest rates both distributions of principal generally and significant prepayments which become more likely as mortgage interest rates decline. Since comparatively high interest rates cannot be effectively "locked in," mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other non-callable, fixed-income government securities of comparable stated maturities. However, mortgage-backed securities may experience less pronounced declines in value during periods of rising interest rates.

In addition, some of the CMOs purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs and a reduction in the amount of payments made to holders of interest-only SMBSs. It is possible that the Fund might not recover its original investment in interest-only SMBSs if there are substantial prepayments on the underlying mortgages. Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities. The Fund's adviser intends to use this characteristic of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue the Fund's investment objective.

CORPORATE BONDS

The investment-grade corporate bonds in which the Fund invests are:

* rated within the four highest ratings for corporate bonds by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, or Baa), Standard & Poor's Ratings Group ("Standard & Poor's") (AAA, AA, A, or BBB), or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, or
  BBB);

* unrated if other long-term debt securities of that issuer are rated, at the time of purchase, Baa or better by Moody's or BBB or better by Standard & Poor's or Fitch; or

* unrated if determined to be of equivalent quality to one of the foregoing rating categories by the Fund's adviser.

Securities which are rated BBB by Standard & Poor's or Fitch or Baa by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.

The high yield corporate bonds in which the Fund invests are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or Fitch (commonly known as junk bonds). A description of the rating categories is contained in the Appendix to this prospectus.

EQUITY SECURITIES

Common stocks represent ownership interest in a corporation. Unlike bonds, which are debt securities, common stocks have neither fixed maturity dates nor fixed schedules of promised payments. Utility stocks are common stocks of utility companies, including water companies, companies that produce, transmit, or distribute gas and electric energy and those companies that provide communications facilities, such as telephone and telegraph companies. Foreign stocks are equity securities of foreign issuers.

FOREIGN SECURITIES

The foreign bonds in which the Fund invests are rated within the four highest ratings for bonds by Moody's (Aaa, Aa, A or Baa) or by Standard & Poor's (AAA, AA, A or BBB) or are unrated if determined to be of equivalent quality by the Fund's adviser.

INVESTMENT RISKS

Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities apply to securities issued by foreign corporations and sovereign governments. These risks relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments. It may also be more difficult to enforce contractual obligations or obtain court judgments abroad than would be the case in the United States because of differences in the legal systems. If the issuer of the debt or the governmental authorities that control the repayment of the debt would be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, the Fund may have limited legal recourse in the event of default. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issuers; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

CONVERTIBLE SECURITIES


Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security holder, such as DECS (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS (Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS (Preferred Equity Redemption Cumulative Stock (an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES (Preferred Redeemable Increased Dividend Securities (which are essentially the same as DECS; the difference is little more than who initially underwrites the issue). The adviser may treat convertible securities as large company stocks, small company stocks, utility stocks, or high yield corporate bonds for purposes of the asset category ranges, depending upon current market conditions, including the relationship of the then-current price to the conversion price. The convertible securities in which the Fund invests may be rated "high yield" or of comparable quality at the time of purchase. Please see "High Yield Corporate Bonds."


INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities including over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

FOREIGN CURRENCY TRANSACTIONS

The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

CURRENCY RISKS

To the extent that debt securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated and are maintained until the contract has been settled. The Fund will not enter into a forward contract with a term of more than one year.

The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served. The Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency. The Fund will not invest more than 5% of its total assets in forward foreign currency exchange contracts.

OPTIONS

The Fund may deal in options on foreign currencies, foreign currency futures, securities, and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. The Fund will use options only to manage interest rate and currency risks. The Fund may write covered call options to generate income.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying currency, security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying currency, security or other asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow, and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset at a disadvantageous price.

Over-the-counter options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options, which may not be continuously liquid, are available for a greater variety of assets and with a wider range of expiration dates and exercise prices, than are exchange traded options.

FUTURES AND OPTIONS ON FUTURES

The Fund may purchase and sell futures contracts to accommodate cash flows into and out of the Fund's portfolio and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Interest rate futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract, and the buyer agrees to take delivery of the instrument at the specified future time.

Stock index futures contracts are based on indexes that reflect the market value of common stock of the firms included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The Fund may utilize stock index futures to handle cash flows into and out of the Fund and to potentially reduce transactional costs.

The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect its portfolio securities against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts are unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security or will make deposits to collateralize the position as discussed above.

RISKS

When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option. It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

PORTFOLIO TURNOVER

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater transaction expenses which must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. (Further information is contained in the Fund's Statement of Additional Information within the sections "Brokerage Transactions" and "Tax Status"). Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Fund's adviser deems it appropriate to make changes in the Fund's portfolio.

INVESTMENT LIMITATIONS

The Fund will not:

* borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings;

* lend any securities except for portfolio securities; or

* underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

The above investment limitations cannot be changed without shareholder approval.

TRUST INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Except as noted below with regard to the sub-adviser, investment decisions for the Fund are made by Federated Management, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

ADVISORY FEES


The Fund's Adviser receives an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. Under the advisory contract, which provides for voluntary reimbursement of expenses by the Adviser, the Adviser may voluntarily waive some or all of its fee. This does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities.


ADVISER'S BACKGROUND

Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940.

SUB-ADVISER

Under the terms of the Sub-Advisory Agreement between the Adviser and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser will provide the Adviser such investment advice, statistical and other factual information as may, from time to time, be reasonably requested by the Adviser.

SUB-ADVISORY FEES

For its services under the Sub-Advisory Agreement, the Sub-Adviser receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

SUB-ADVISER'S BACKGROUND

Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940.

The Adviser and Sub-Adviser are subsidiaries of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


Federated Management, Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.


The Trust, the Adviser, and the Sub-Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days.

Violations of the codes are subject to review by the Trustees and could result in severe penalties.

PORTFOLIO MANAGERS' BACKGROUNDS

Charles A. Ritter is the portfolio manager for the Fund and performs the overall allocation of the assets of the Fund among the various asset categories. He has performed these duties since the Fund's inception. In allocating the Fund's assets, Mr. Ritter evaluates the market environment and economic outlook, utilizing the services of the Adviser's Investment Strategy Committee. Mr. Ritter joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser and Federated Research since 1992. From 1988 until 1991, Mr. Ritter acted as an Assistant Vice President of the Fund's Adviser and Federated Research Corp. Mr. Ritter is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Chicago and his M.S. in Economics from Carnegie Mellon University.

The portfolio managers for each of the individual asset categories are as follows:

Susan M. Nason and Joseph M. Balestrino are portfolio managers for the U.S. Treasury securities asset category.

Susan M. Nason has been a portfolio manager of the Fund since the Fund's inception. Ms. Nason joined Federated Investors in 1987 and has been a Senior Vice President of the Fund's Adviser and Federated Research Corp. since April 1997. Ms. Nason served as a Vice President of the Fund's Adviser and Federated Research Corp.
from 1993 to 1997 and as an Assistant Vice President of the Adviser and Federated Research Corp. from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. concentrating in Finance from Carnegie Mellon University.

Joseph M. Balestrino has been a portfolio manager of the Fund since March 1995. Mr. Balestrino joined Federated Investors in 1986 and has been Vice President of the Fund's Adviser and Federated Research Corp. since 1995. Mr. Balestrino served as an Assistant Vice President of the Fund's Adviser and Federated Research Corp.
from 1991 until 1995. Mr. Balestrino is a Chartered Financial Analyst and received his M.A. in Urban and Regional Planning from the University of Pittsburgh.

Kathleen M. Foody-Malus and Robert E. Cauley are portfolio managers for the mortgage-backed securities asset category.

Kathleen M. Foody-Malus has performed these duties since the Fund's inception. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1993. Ms. Foody-Malus served as an Assistant Vice President of the Adviser and Federated Research Corp. from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

Robert E. Cauley has been a portfolio manager of the Fund since
July 1997. Mr. Cauley joined Federated Investors in 1996 as an Assistant Vice President of the Fund's Adviser and Federated Research Corp. Mr. Cauley served as an Associate in the Asset-Backed Securities Group at Lehman Brothers Holding, Inc. from 1994 to 1996. From 1992 to 1994, Mr. Cauley served as a Senior Associate/Corporate Finance at Barclays Bank, PLC. Mr. Cauley earned his M.S.I.A., concentrating in Finance and Economics, from Carnegie Mellon University.

Joseph M. Balestrino and John T. Gentry are portfolio managers for the investment-grade corporate bonds asset category. Mr. Balestrino has performed these duties since the Fund's inception.

John T. Gentry has been a portfolio manager of the Fund since
July 1997. Mr. Gentry joined Federated Investors in 1995 as an Investment Analyst and has been an Assistant Vice President of the Fund's Adviser and Federated Research Corp. since April 1997. Mr. Gentry served as a Senior Treasury Analyst at Sun Company, Inc. from 1991 to 1995. Mr. Gentry is a Chartered Financial Analyst and earned his M.B.A., with concentrations in Finance and Accounting, from Cornell University.

Mark E. Durbiano is the portfolio manager for the high yield corporate bonds asset category. He has performed these duties since the Fund's inception. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's Adviser and Federated Research Corp. since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of the Fund's Adviser and Federated Research Corp. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Henry A. Frantzen, Drew J. Collins, Robert M. Kowit and Micheal W. Casey are portfolio managers for the foreign bonds asset category.

Henry A. Frantzen has been a portfolio manager of the Fund since November 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 to 1995.

Drew J. Collins has been a portfolio manager of the Fund since November 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Collins served as a Vice President/Portfolio Manager of international equity portfolios at Arnhold and Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the Wharton School of The University of Pennsylvania.

Robert M. Kowit joined Federated Investors in 1995 as a Vice
President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Kowit served as a Managing Partner of Copernicus Global Asset
Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President of International Fixed Income and Foreign Exchange for John Hancock Advisers. Mr. Kowit received his M.B.A. from Iona College with a concentration in finance.


Micheal W. Casey, Ph.D. has been a portfolio manager of the Fund since January 1997. Mr. Casey joined Federated Investors in 1996 as an Assistant Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Casey served as an International Economist and Portfolio Strategist for Maria Fiorini Ramirez Inc. from 1990 to 1996. Mr. Casey earned a Ph.D. concentrating in economics from The New School for Social Research and a M.Sc. from the London School of Economics.

Charles A. Ritter, Scott B. Schermerhorn, Michael P. Donnelly, and James E. Grefenstette are the portfolio managers for the domestic large company stocks asset category. Mr. Ritter has been a portfolio manager of the Fund since the Fund's inception.


Scott B. Schermerhorn has been a portfolio manager of the Fund since July 1996. Mr. Schermerhorn joined Federated Investors in 1996 as a Vice President of the Fund's Adviser and Federated Research Corp. From 1990 through 1996, Mr. Schermerhorn was a Senior Vice President and Senior Investment Officer at J W Seligman & Co., Inc. Mr. Schermerhorn received his M.B.A. in Finance and International Business from Seton Hall University.

Michael P. Donnelly has been a portfolio manager of the Fund since June 1997. Mr. Donnelly joined Federated in 1989 as an Investment Analyst and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1994. He served as an Assistant Vice President of the Fund's Adviser and Federated Research Corp.
from 1992 to 1994. Mr. Donnelly is a Chartered Financial Analyst and received his M.B.A. from the University of Virginia.

James E. Grefenstette has been a portfolio manager of the Fund since August 1994. Mr. Grefenstette joined Federated Investors in 1992 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1996. From 1994 until 1996, Mr. Grefenstette acted as an Assistant Vice President of the Fund's Adviser and Federated Research, and served as an Investment Analyst of the Adviser from 1992 to 1994. Mr. Grefenstette was a credit analyst at Westinghouse Credit Corp. from 1990 until 1992. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University.

Linda A. Duessel and Steven J. Lehman are portfolio managers of the utility stocks asset category.

Linda A. Duessel has been a portfolio manager of the Fund since February 1997. Ms. Duessel joined Federated Investors in 1991 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1995. Ms. Duessel was an Assistant Vice President of the Fund's Adviser and Federated Research Corp.
from 1991 until 1995. Ms. Duessel is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.

Steven J. Lehman has been a portfolio manager of the Fund since July 1997. Mr. Lehman joined Federated Investors in May 1997 as a Vice President of the Fund's Adviser and Federated Research Corp. From 1985 to May 1997, Mr. Lehman served as a Portfolio Manager, then Vice President/Senior Portfolio Manager, at First Chicago NBD Investment Management Company. Mr. Lehman is a Chartered Financial Analyst; he received his M.A. from the University of Chicago.

Aash M. Shah and Keith J. Sabol are the portfolio managers for the domestic small company stocks asset category.

Aash M. Shah has been a portfolio manager of the Fund since December 1995. Mr. Shah joined Federated Investors in 1993 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since January 1997. Mr. Shah served as an Assistant Vice President of the Adviser and Federated Research Corp. from 1995 to 1996, and as an Investment Analyst from 1993 to 1995. Mr. Shah was employed at Westinghouse Credit Corp. from 1990 to 1993 as an Investment Analyst. Mr. Shah received his M.S. in Industrial Administration from Carnegie Mellon University with a concentration in finance and accounting. Mr. Shah is a Chartered Financial Analyst.

Keith J. Sabol has been a portfolio manager of the Fund since
June 1997. Mr. Sabol joined Federated Investors in 1994 and has been an Assistant Vice President of the Fund's Adviser and Federated Research Corp. since January 1997. Mr. Sabol was an Investment Analyst, and then Equity Research Coordinator for the Fund's Adviser from 1994 to 1996. During 1992 and 1993, Mr. Sabol earned his M.S. in Industrial Administration from Carnegie Mellon University.

Henry A. Frantzen, Drew J. Collins, Alexandre de Bethmann, and Frank Semack are portfolio managers for the foreign stocks asset category. Messrs. Frantzen and Collins have performed these duties since
November 1995.

Alexandre de Bethmann has been a portfolio manager of the Fund since November 1995. Mr. de Bethmann joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. de Bethmann served as Assistant Vice President/Portfolio Manager for Japanese and Korean equities at the College Retirement Equities Fund from 1994 to 1995. He served as an International Equities Analyst and then as an Assistant Portfolio Manager at the College Retirement Equities Fund between 1987 and 1994. Mr. de Bethmann received his M.B.A. in Finance from Duke University.

Frank Semack has been a portfolio manager of the Fund since
November 1995. Mr. Semack joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Semack served as an Investment Analyst at Omega Advisers, Inc. from 1993 to 1994. He served as aPortfolio Manager/Associate Director of Wardley Investment Services, Ltd. from 1980 to 1993. Mr. Semack received his M.Sc. in economics from the London School of Economics.

DISTRIBUTION OF SELECT SHARES

Federated Securities Corp. is the principal distributor for Shares. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES

Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), the distributor may be paid a fee in an amount computed at an annual rate of 0.75% of the average daily net assets of Select Shares to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.

The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Fund under the Distribution Plan.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of the Select Shares to obtain certain personal services for shareholders and for the maintenance of shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to receiving the payments under the Distribution Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:


   MAXIMUM                      AVERAGE AGGREGATE DAILY NET
     FEE                       ASSETS OF THE FEDERATED FUNDS
  ----------               ------------------------------------
   0.150%                  on the first  $250 million
   0.125%                  on the next  $250 million
   0.100%                  on the next  $250 million
   0.075%                  on assets in excess of  $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by Federated Securities Corp. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

NET ASSET VALUE

The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of the Shares in the market value of all securities and other assets of the Fund, subtracting the interest of the Shares in the liabilities of the Fund and those attributable to Shares, and dividing the remainder by the total number of Shares outstanding. The net asset value for Institutional Shares may exceed that of Select Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN SELECT SHARES

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open for business. Shares may be purchased through a financial institution which has a sales agreement with the distributor or by wire or mail. To purchase Shares, open an account by calling Federated Securities Corp. Information needed to establish an account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION

An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.

BY WIRE

To purchase Shares by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Managed Growth and Income Fund -- Select Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Wire Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

BY MAIL

To purchase Shares by mail, send a check made payable to Federated Managed Growth and Income Fund -- Select Shares to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received when payment by check is converted by State Street Bank and Trust Company ("State Street Bank") into federal funds. This is normally the next business day after State Street Bank receives the check.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $1,500. Accounts established through a financial intermediary may be subject to a smaller minimum investment.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a financial intermediary may be charged an additional service fee by that financial intermediary.

The net asset value is determined as of the close of trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange, Monday through Friday, except on:
(i) days on which there are not sufficient changes in the value of the Fund's portfolio securities such that its net asset value might be materially affected;
(ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Shares at the net asset value next determined after an order is received by the Fund. A shareholder may apply for participation in this program through Federated Securities Corp.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions.) In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.


DIVIDENDS

Dividends are declared and paid quarterly to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing the Fund, dividends are automatically reinvested in additional Shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

REDEEMING SELECT SHARES

The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Investors who redeem Shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution, by telephone request or by written request.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem Shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service.

TELEPHONE REDEMPTION

Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). All proceeds will normally be wire transferred the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.

An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests," should be considered.

WRITTEN REQUESTS

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of Shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually use up, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000, other than retirement accounts subject to required minimum distributions. A shareholder may apply for participation in this program through Federated Securities Corp.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,500. This requirement does not apply, however, if the balance falls below $1,500 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights except that, in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders for this purpose shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional Shares.

STATE AND LOCAL TAXES


Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.


PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield for Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Shares is calculated by dividing the net investment income per Share (as defined by the SEC) earned by Shares over a thirty-day period by the maximum offering price per Share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Shares are sold without any sales charge or other similar non-recurring charges.

Total return and yield will be calculated separately for Select Shares and Institutional Shares.

From time to time, advertisements for the Fund's Select Shares may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's Select Shares performance to certain indices.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Institutional Shares which are sold at net asset value primarily to financial institutions acting in a fiduciary or agency capacity and are subject to a minimum initial investment of $25,000 over a 90-day period.

Institutional Shares are distributed without a 12b-1 Plan but are subject to shareholder services fees.

Institutional Shares and Select Shares are subject to certain of the same expenses. Expense differences, however, between Institutional Shares and Select Shares may affect the performance of each class.

To obtain more information and a prospectus for Institutional Shares, investors may call 1-800-341-7400.




                            FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 65.
                                                                    YEAR ENDED NOVEMBER 30,
                                                      ---------------------------------------------------
                                                        1997           1996           1995        1994(A)
                                                      ------         ------         ------       --------
NET ASSET VALUE, BEGINNING OF PERIOD                  $11.37         $11.14         $ 9.85         $10.00
--------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------
Net investment income                                   0.49           0.50           0.50           0.25
--------------------------------------------------
Net realized and unrealized gain (loss) on
investments and foreign currency                        0.74           0.41           1.28          (0.25)
--------------------------------------------------    ------         ------         ------         ------
Total from investment operations                        1.23           0.91           1.78           0.00
--------------------------------------------------    ------         ------         ------         ------
LESS DISTRIBUTIONS
--------------------------------------------------
Distributions from net investment income               (0.50)         (0.52)         (0.49)         (0.15)
--------------------------------------------------    ------         ------         ------         ------
Distributions from net realized gain on
investments and foreign currency transactions          (0.12)         (0.16)            --             --
--------------------------------------------------    ------         ------         ------         ------
Total distributions                                    (0.62)         (0.68)         (0.49)         (0.15)
--------------------------------------------------    ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                        $11.98         $11.37         $11.14         $ 9.85
--------------------------------------------------    ------         ------         ------         ------
TOTAL RETURN(B)                                        11.25%          8.54%         18.51%          0.02%
--------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------
Expenses                                                1.05%          1.05%          1.00%          0.88%*
--------------------------------------------------
Net investment income                                   4.27%          4.72%          5.10%          5.07%*
--------------------------------------------------
Expense waiver/reimbursement(c)                         0.25%          0.31%          0.55%          0.59%*
--------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------
Net assets, end of period (000 omitted)             $164,728       $156,635       $103,715        $43,793
--------------------------------------------------
Average commission rate paid(d)                      $0.0078        $0.0043             --             --
--------------------------------------------------
Portfolio turnover                                       130%           154%           157%           132%
--------------------------------------------------

  * Computed on an annualized basis.

(a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from January 27, 1994
    (start of business) to May 24, 1994, the Fund had no investment activity.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE
FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997,
WHICH CAN BE OBTAINED FREE OF CHARGE.

(See Notes which are an integral part of the Financial Statements)






                                       PORTFOLIO OF INVESTMENTS

                                FEDERATED MANAGED GROWTH AND INCOME FUND
                                          NOVEMBER 30, 1997

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------                                                                                                        ------------
*STOCKS -- 34.9%
----------------------------------------------------------------------------------------------------------------------
LARGE-COMPANY -- 12.6%
----------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY -- 0.5%
----------------------------------------------------------------------------------------------------------------------
         18,000   Archer-Daniels-Midland Co.                                                                           $    384,322
                  ----------------------------------------------------------------------------------------------------
          3,200   Dow Chemical Co.                                                                                          316,000
                  ----------------------------------------------------------------------------------------------------
         19,000   LTV Corporation                                                                                           211,375
                  ----------------------------------------------------------------------------------------------------
         10,900   Louisiana-Pacific Corp.                                                                                   220,044
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   1,131,741
                  ---------------------------------------------------------------------------------------------------- ------------
CONSUMER DURABLES -- 0.4%
----------------------------------------------------------------------------------------------------------------------
          3,700   Eastman Kodak Co.                                                                                         224,313
                  ----------------------------------------------------------------------------------------------------
          4,300   General  Motors Corp., Class H                                                                            288,100
                  ----------------------------------------------------------------------------------------------------
          2,900   General Motors Corp.                                                                                      176,900
                  ----------------------------------------------------------------------------------------------------
         10,400   Rubbermaid, Inc.                                                                                          252,200
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     941,513
                  ---------------------------------------------------------------------------------------------------- ------------
CONSUMER NON-DURABLES -- 1.2%
----------------------------------------------------------------------------------------------------------------------
          2,400   CPC International, Inc.                                                                                   248,100
                  ----------------------------------------------------------------------------------------------------
         14,000   PepsiCo, Inc.                                                                                             516,250
                  ----------------------------------------------------------------------------------------------------
          4,400   Philip Morris Cos., Inc.                                                                                  191,400
                  ----------------------------------------------------------------------------------------------------
          5,200   RJR Nabisco Holdings Corp.                                                                                189,475
                  ----------------------------------------------------------------------------------------------------
         13,300   Russell Corp.                                                                                             406,481
                  ----------------------------------------------------------------------------------------------------
          6,500   Sara Lee Corp.                                                                                            343,688
                  ----------------------------------------------------------------------------------------------------
          9,200   Unilever N.V.                                                                                             534,175
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   2,429,569
                  ---------------------------------------------------------------------------------------------------- ------------
ENERGY MINERALS -- 1.5%
----------------------------------------------------------------------------------------------------------------------
          3,100   Atlantic Richfield Co.                                                                                    252,650
                  ----------------------------------------------------------------------------------------------------
          4,900   Chevron Corp.                                                                                             392,919
                  ----------------------------------------------------------------------------------------------------
          6,200   Exxon Corp.                                                                                               378,200
                  ----------------------------------------------------------------------------------------------------
         10,500   Occidental Petroleum Corp.                                                                                311,719
                  ----------------------------------------------------------------------------------------------------
          4,400   Royal Dutch Petroleum Co., ADR                                                                            231,825
                  ----------------------------------------------------------------------------------------------------
         12,100   Sun Co., Inc.                                                                                             489,294
                  ----------------------------------------------------------------------------------------------------
          6,800   Texaco, Inc.                                                                                              384,200
                  ----------------------------------------------------------------------------------------------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------                                                                                                        ------------
STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
LARGE-COMPANY -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
ENERGY MINERALS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
         12,200   USX-Marathon Group                                                                                   $    417,850
                  ----------------------------------------------------------------------------------------------------
          9,100   YPF Sociedad Anonima, ADR                                                                                 305,419
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   3,164,076
                  ---------------------------------------------------------------------------------------------------- ------------
FINANCE -- 1.5%
----------------------------------------------------------------------------------------------------------------------
          6,000   Allmerica Financial Corp.                                                                                 291,000
                  ----------------------------------------------------------------------------------------------------
          3,352   Allstate Corp.                                                                                            287,853
                  ----------------------------------------------------------------------------------------------------
          7,300   Bear Stearns Cos., Inc.                                                                                   302,950
                  ----------------------------------------------------------------------------------------------------
          7,100   Block (H&R), Inc.                                                                                         291,100
                  ----------------------------------------------------------------------------------------------------
          7,700   Boston Properties, Inc.                                                                                   251,213
                  ----------------------------------------------------------------------------------------------------
          3,000   CIGNA Corp.                                                                                               501,750
                  ----------------------------------------------------------------------------------------------------
          1,300   General RE Corp.                                                                                          258,050
                  ----------------------------------------------------------------------------------------------------
          5,600   Marsh & McLennan Cos., Inc.                                                                               416,850
                  ----------------------------------------------------------------------------------------------------
          5,700   Morgan Stanley, Dean Witter, Discover & Co.                                                               309,581
                  ----------------------------------------------------------------------------------------------------
          6,000   Travelers Group, Inc.                                                                                     303,000
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   3,213,347
                  ---------------------------------------------------------------------------------------------------- ------------
HEALTH CARE -- 1.4%
----------------------------------------------------------------------------------------------------------------------
          5,300   Abbott Laboratories                                                                                       344,500
                  ----------------------------------------------------------------------------------------------------
         16,700   (b)Beverly Enterprises, Inc.                                                                              283,900
                  ----------------------------------------------------------------------------------------------------
          6,500   Bristol-Myers Squibb Co.                                                                                  608,563
                  ----------------------------------------------------------------------------------------------------
          3,000   Merck & Co., Inc.                                                                                         283,688
                  ----------------------------------------------------------------------------------------------------
          8,800   (b)Perrigo Co.                                                                                            125,400
                  ----------------------------------------------------------------------------------------------------
         14,500   Pharmacia & Upjohn, Inc.                                                                                  489,375
                  ----------------------------------------------------------------------------------------------------
          5,000   Smithkline Beecham, ADR                                                                                   248,125
                  ----------------------------------------------------------------------------------------------------
         10,100   U.S. Surgical Corp.                                                                                       266,388
                  ----------------------------------------------------------------------------------------------------
          4,800   United Healthcare Corp.                                                                                   249,900
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   2,899,839
                  ---------------------------------------------------------------------------------------------------- ------------
PRODUCER MANUFACTURING -- 1.0%
----------------------------------------------------------------------------------------------------------------------
         16,500   ITT Industries, Inc.                                                                                      523,875
                  ----------------------------------------------------------------------------------------------------
         10,500   Ingersoll-Rand Co.                                                                                        429,188
                  ----------------------------------------------------------------------------------------------------
          7,400   Johnson Controls, Inc.                                                                                    339,013
                  ----------------------------------------------------------------------------------------------------
         10,100   (b)Lexmark Intl. Group, Class A                                                                           321,938
                  ----------------------------------------------------------------------------------------------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------                                                                                                        ------------
STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
LARGE-COMPANY -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
PRODUCER MANUFACTURING -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
          2,100   Loews Corp.                                                                                          $    222,863
                  ----------------------------------------------------------------------------------------------------
          5,100   PACCAR, Inc.                                                                                              280,500
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   2,117,377
                  ---------------------------------------------------------------------------------------------------- ------------
RETAIL TRADE -- 0.7%
----------------------------------------------------------------------------------------------------------------------
          6,000   Dayton-Hudson Corp.                                                                                       398,625
                  ----------------------------------------------------------------------------------------------------
         38,400   (b)K Mart Corp.                                                                                           482,400
                  ----------------------------------------------------------------------------------------------------
         15,500   Wal-Mart Stores, Inc.                                                                                     619,031
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   1,500,056
                  ---------------------------------------------------------------------------------------------------- ------------
SERVICES -- 1.1%
----------------------------------------------------------------------------------------------------------------------
          2,100   ABB AB, ADR                                                                                               260,400
                  ----------------------------------------------------------------------------------------------------
          7,000   Browning-Ferris Industries, Inc.                                                                          249,813
                  ----------------------------------------------------------------------------------------------------
          2,000   News Corp., Ltd., ADR                                                                                      43,375
                  ----------------------------------------------------------------------------------------------------
         27,300   News Corp., Ltd., ADR                                                                                     539,175
                  ----------------------------------------------------------------------------------------------------
         12,900   Readers Digest Association, Inc., Class A                                                                 308,794
                  ----------------------------------------------------------------------------------------------------
          5,751   (b)TCI Ventures Group, Class A                                                                            130,116
                  ----------------------------------------------------------------------------------------------------
          1,400   (b)Tricon Global Restaurants, Inc.                                                                         47,338
                  ----------------------------------------------------------------------------------------------------
          7,100   (b)Viacom, Inc., Class A                                                                                  246,725
                  ----------------------------------------------------------------------------------------------------
          4,400   (b)Viacom, Inc., Class B                                                                                  154,000
                  ----------------------------------------------------------------------------------------------------
         19,600   Waste Management, Inc.                                                                                    482,650
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,462,386
                  --------------------------------------------------------------------------------------------------   ------------
TECHNOLOGY -- 1.3%
------------------------------------------------------------------------------------------------------------------------
          7,900   AMP, Inc.                                                                                                 343,156
                  ----------------------------------------------------------------------------------------------------
          6,800   (b)Cabletron Systems, Inc.                                                                                156,400
                  ----------------------------------------------------------------------------------------------------
         14,100   First Data Corp.                                                                                          399,206
                  ----------------------------------------------------------------------------------------------------
          2,900   International Business Machines Corp.                                                                     317,731
                  ----------------------------------------------------------------------------------------------------
          2,300   Matsushita Electric Industrial Co., ADR                                                                   356,644
                  ----------------------------------------------------------------------------------------------------
         31,700   (b)Novell, Inc.                                                                                           293,225
                  ----------------------------------------------------------------------------------------------------
          3,400   Raytheon Co.                                                                                              190,188
                  ----------------------------------------------------------------------------------------------------
         10,600   (b)Seagate Technology, Inc.                                                                               240,488
                  ----------------------------------------------------------------------------------------------------
          6,500   (b)Storage Technology Corp.                                                                               419,656
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,716,694
                  --------------------------------------------------------------------------------------------------   ------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------                                                                                                        ------------
STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
LARGE-COMPANY -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.4%
----------------------------------------------------------------------------------------------------------------------
          7,700   CNF Transporation, Inc.                                                                              $    334,950
                  ----------------------------------------------------------------------------------------------------
          7,397   KLM Royal Dutch Airlines                                                                                  266,292
                  ----------------------------------------------------------------------------------------------------
          7,200   Ryder Systems, Inc.                                                                                       261,450
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     862,692
                  ---------------------------------------------------------------------------------------------------- ------------
UTILITIES -- 1.6%
----------------------------------------------------------------------------------------------------------------------
          5,800   CMS Energy Corp.                                                                                          228,375
                  ----------------------------------------------------------------------------------------------------
          4,100   Coastal Corp.                                                                                             240,106
                  ----------------------------------------------------------------------------------------------------
          3,900   (b)Columbia Gas System, Inc.                                                                              283,725
                  ----------------------------------------------------------------------------------------------------
         11,000   Entergy Corp.                                                                                             286,000
                  ----------------------------------------------------------------------------------------------------
          4,100   GTE Corp.                                                                                                 207,306
                  ----------------------------------------------------------------------------------------------------
         11,800   Houston Industries, Inc.                                                                                  279,513
                  ----------------------------------------------------------------------------------------------------
         14,100   MCI Communications Corp.                                                                                  619,519
                  ----------------------------------------------------------------------------------------------------
         13,200   P G & E Corp.                                                                                             372,900
                  ----------------------------------------------------------------------------------------------------
          7,800   Public Service Enterprises Group, Inc.                                                                    227,663
                  ----------------------------------------------------------------------------------------------------
         17,049   (b)Tele-Communications, Inc., Class A                                                                     390,529
                  ----------------------------------------------------------------------------------------------------
          7,000   U.S. West, Inc.                                                                                           316,313
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   3,451,949
                  ---------------------------------------------------------------------------------------------------- ------------
                  TOTAL LARGE-COMPANY                                                                                    26,891,239
                  ---------------------------------------------------------------------------------------------------- ------------
SMALL-COMPANY -- 2.5%
----------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY -- 0.2%
----------------------------------------------------------------------------------------------------------------------
          2,000   BMC Industries, Inc.                                                                                       37,125
                  ----------------------------------------------------------------------------------------------------
          1,300   Cambrex Corp.                                                                                              58,988
                  ----------------------------------------------------------------------------------------------------
          1,800   (b)Carbide/Graphite Group, Inc.                                                                            69,525
                  ----------------------------------------------------------------------------------------------------
          2,800   (b)Chirex, Inc.                                                                                            68,250
                  ----------------------------------------------------------------------------------------------------
          1,600   Furon Co.                                                                                                  63,200
                  ----------------------------------------------------------------------------------------------------
          1,100   Lone Star Industries, Inc.                                                                                 57,338
                  ----------------------------------------------------------------------------------------------------
          1,500   (b)Lone Star Technologies, Inc.                                                                            43,500
                  ----------------------------------------------------------------------------------------------------
          4,000   Spartech Corp.                                                                                             66,000
                  ----------------------------------------------------------------------------------------------------
          1,000   Valspar Corp.                                                                                              30,375
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     494,301
                  ---------------------------------------------------------------------------------------------------- ------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------                                                                                                        ------------
STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
SMALL-COMPANY -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.2%
----------------------------------------------------------------------------------------------------------------------
          2,400   (b)Action Performance Companies, Inc.                                                                $     69,600
                  ----------------------------------------------------------------------------------------------------
          1,700   (b)American Homestar Corporation                                                                           23,800
                  ----------------------------------------------------------------------------------------------------
          3,100   Brilliance China Automotive Holdings Ltd.                                                                  29,256
                  ----------------------------------------------------------------------------------------------------
          1,000   Carlisle Cos., Inc.                                                                                        42,500
                  ----------------------------------------------------------------------------------------------------
          2,100   (b)Dura Automotive Systems, Inc.                                                                           55,388
                  ----------------------------------------------------------------------------------------------------
          1,400   (b)Equity Marketing, Inc.                                                                                  41,300
                  ----------------------------------------------------------------------------------------------------
          1,300   (b)Gentex Corp.                                                                                            32,175
                  ----------------------------------------------------------------------------------------------------
          3,700   (b)Helen of Troy Ltd.                                                                                      52,725
                  ----------------------------------------------------------------------------------------------------
            800   Oakwood Homes Corp.                                                                                        24,000
                  ----------------------------------------------------------------------------------------------------
          1,600   (b)Stanley Furniture Co. Inc.                                                                              44,000
                  ----------------------------------------------------------------------------------------------------
            700   Wynns International, Inc.                                                                                  22,706
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     437,450
                  ---------------------------------------------------------------------------------------------------- ------------
CONSUMER NON-DURABLES -- 0.0%
----------------------------------------------------------------------------------------------------------------------
          1,000   (b)Blyth Industries, Inc.                                                                                  25,688
                  ----------------------------------------------------------------------------------------------------
          1,700   (b)North Face, Inc.                                                                                        36,975
                  ----------------------------------------------------------------------------------------------------
          1,700   (b)Rayovac Corp.                                                                                           28,475
                  ----------------------------------------------------------------------------------------------------
          1,100   (b)Tommy Hilfinger Corp.                                                                                   43,175
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     134,313
                  ---------------------------------------------------------------------------------------------------- ------------
ENERGY MINERALS -- 0.1%
----------------------------------------------------------------------------------------------------------------------
            500   Camco International, Inc.                                                                                  31,375
                  ----------------------------------------------------------------------------------------------------
          2,100   (b)Key Energy Group, Inc.                                                                                  51,056
                  ----------------------------------------------------------------------------------------------------
            300   (b)Patterson Energy Inc.                                                                                   11,025
                  ----------------------------------------------------------------------------------------------------
          1,000   (b)TransCoastal Marine Services, Inc.                                                                      19,500
                  ----------------------------------------------------------------------------------------------------
          1,500   (b)Tuboscope  Inc.                                                                                         36,938
                  ----------------------------------------------------------------------------------------------------
          2,500   Vintage Petroleum, Inc.                                                                                    48,438
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     198,332
                  ---------------------------------------------------------------------------------------------------- ------------
FINANCE -- 0.5%
----------------------------------------------------------------------------------------------------------------------
          1,700   (b)Amresco, Inc.                                                                                           47,600
                  ----------------------------------------------------------------------------------------------------
          1,100   CMAC Investment Corp.                                                                                      57,131
                  ----------------------------------------------------------------------------------------------------
          2,100   City National Corp.                                                                                        68,250
                  ----------------------------------------------------------------------------------------------------
          1,100   (b)Delphi Financial Group, Inc., Class A                                                                   44,138
                  ----------------------------------------------------------------------------------------------------
          2,500   (b)Delta Financial Corp.                                                                                   41,406
                  ----------------------------------------------------------------------------------------------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------                                                                                                        ------------
STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
SMALL-COMPANY -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
FINANCE -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
            700   Executive Risk, Inc.                                                                                 $     45,500
                  ----------------------------------------------------------------------------------------------------
          1,300   (b)FIRSTPLUS Financial Group, Inc.                                                                         49,563
                  ----------------------------------------------------------------------------------------------------
          1,800   (b)FirstFed Financial Corp.                                                                                65,700
                  ----------------------------------------------------------------------------------------------------
          1,800   Frontier Insurance Group, Inc.                                                                             43,313
                  ----------------------------------------------------------------------------------------------------
          1,200   GBC Bancorp                                                                                                65,550
                  ----------------------------------------------------------------------------------------------------
          1,700   (b)Imperial Bancorp                                                                                        79,369
                  ----------------------------------------------------------------------------------------------------
          2,200   North Fork Bancorp, Inc.                                                                                   66,825
                  ----------------------------------------------------------------------------------------------------
          2,400   (b)Philadelphia Consolidated Holding Corp.                                                                 39,300
                  ----------------------------------------------------------------------------------------------------
          1,100   Sirrom Capital Corp.                                                                                       48,400
                  ----------------------------------------------------------------------------------------------------
          2,700   Sovereign Bancorp, Inc.                                                                                    51,131
                  ----------------------------------------------------------------------------------------------------
          1,900   Trans Financial, Inc.                                                                                      65,313
                  ----------------------------------------------------------------------------------------------------
          2,100   (b)Triad Guaranty, Inc.                                                                                    61,950
                  ----------------------------------------------------------------------------------------------------
          1,100   Vesta Insurance Group, Inc.                                                                                60,363
                  ----------------------------------------------------------------------------------------------------  ------------
                  Total                                                                                                   1,000,802
                  ---------------------------------------------------------------------------------------------------- ------------
HEALTH CARE -- 0.2%
----------------------------------------------------------------------------------------------------------------------
          2,100   Ballard Medical Products                                                                                   48,431
                  ----------------------------------------------------------------------------------------------------
          1,600   (b)Complete Management, Inc.                                                                               26,600
                  ----------------------------------------------------------------------------------------------------
            900   (b)Curative Technologies, Inc.                                                                             25,650
                  ----------------------------------------------------------------------------------------------------
          2,800   (b)FPA Medical Management, Inc.                                                                            72,275
                  ----------------------------------------------------------------------------------------------------
          2,500   (b)Genesis Health Ventures, Inc.                                                                           60,625
                  ----------------------------------------------------------------------------------------------------
          3,200   (b)Healthdyne Technologies, Inc.                                                                           61,400
                  ----------------------------------------------------------------------------------------------------
          1,000   (b)Medicis Pharmaceutical Corp., Class A                                                                   42,750
                  ----------------------------------------------------------------------------------------------------
          2,100   Phycor, Inc.                                                                                               51,713
                  ----------------------------------------------------------------------------------------------------
          3,400   (b)Prime Medical Services                                                                                  45,050
                  ----------------------------------------------------------------------------------------------------
          1,200   (b)Somnus Medical Technologies, Inc.                                                                       13,800
                  ----------------------------------------------------------------------------------------------------
          1,100   (b)Universal Health Services, Inc., Class B                                                                48,056
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     496,350
                  ---------------------------------------------------------------------------------------------------- ------------
PRODUCER MANUFACTURING -- 0.2%
----------------------------------------------------------------------------------------------------------------------
          2,500   (b)AFC Cable Systems, Inc.                                                                                 66,875
                  ----------------------------------------------------------------------------------------------------
          2,500   (b)Ballantyne of Omaha, Inc.                                                                               45,938
                  ----------------------------------------------------------------------------------------------------
          1,600   (b)Cable Design Technologies, Class A                                                                      64,800
                  ----------------------------------------------------------------------------------------------------
          1,800   (b)Chicago Miniature Lamp, Inc.                                                                            60,975
                  ----------------------------------------------------------------------------------------------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------                                                                                                        ------------
STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
SMALL-COMPANY -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
PRODUCER MANUFACTURING -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
          1,000   (b)EVI, Inc.                                                                                         $     51,438
                  ----------------------------------------------------------------------------------------------------
          1,900   (b)Royal Group Technologies Ltd.                                                                           45,719
                  ----------------------------------------------------------------------------------------------------
          2,500   (b)US Office Products Co.                                                                                  49,688
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     385,433
                  ---------------------------------------------------------------------------------------------------- ------------
RETAIL TRADE -- 0.3%
----------------------------------------------------------------------------------------------------------------------
          1,000   (b)CDW Computer Centers, Inc.                                                                              59,000
                  ----------------------------------------------------------------------------------------------------
          2,900   Claire's Stores, Inc.                                                                                      65,613
                  ----------------------------------------------------------------------------------------------------
          1,000   (b)Express Scripts, Inc., Class A                                                                          59,000
                  ----------------------------------------------------------------------------------------------------
          2,800   (b)Funco, Inc.                                                                                             51,800
                  ----------------------------------------------------------------------------------------------------
          2,200   (b)Microage, Inc.                                                                                          44,275
                  ----------------------------------------------------------------------------------------------------
          1,100   (b)O'Reilly Automotive, Inc.                                                                               25,988
                  ----------------------------------------------------------------------------------------------------
          3,300   (b)Paul Harris Stores, Inc.                                                                                69,713
                  ----------------------------------------------------------------------------------------------------
          2,300   (b)Pomeroy Computer Resources                                                                              57,500
                  ----------------------------------------------------------------------------------------------------
          1,300   (b)Proffitts, Inc.                                                                                         39,731
                  ----------------------------------------------------------------------------------------------------
          1,300   (b)Renters Choice, Inc.                                                                                    29,250
                  ----------------------------------------------------------------------------------------------------
          2,200   (b)Zale Corp.                                                                                              48,950
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     550,820
                  ---------------------------------------------------------------------------------------------------- ------------
SERVICES -- 0.3%
----------------------------------------------------------------------------------------------------------------------
            900   (b)ASE Test Limited                                                                                        50,400
                  ----------------------------------------------------------------------------------------------------
          1,500   (b)Allied Waste Industries, Inc.                                                                           32,813
                  ----------------------------------------------------------------------------------------------------
          2,700   (b)American Business Information, Class A                                                                  31,725
                  ----------------------------------------------------------------------------------------------------
          2,700   (b)American Business Information, Class B                                                                  29,700
                  ----------------------------------------------------------------------------------------------------
          2,300   (b)BARRA, Inc.                                                                                             64,113
                  ----------------------------------------------------------------------------------------------------
          1,100   (b)Caribiner International, Inc.                                                                           46,681
                  ----------------------------------------------------------------------------------------------------
          1,400   (b)FactSet Research Systems                                                                                35,350
                  ----------------------------------------------------------------------------------------------------
          3,200   (b)Newpark Resources, Inc.                                                                                 63,800
                  ----------------------------------------------------------------------------------------------------
          1,700   (b)Personnel Group of America, Inc.                                                                        62,156
                  ----------------------------------------------------------------------------------------------------
          2,500   (b)Prime Hospitality Corp.                                                                                 47,813
                  ----------------------------------------------------------------------------------------------------
          3,400   (b)ProBusiness Services, Inc.                                                                              71,825
                  ----------------------------------------------------------------------------------------------------
          4,800   (b)Seattle Filmworks, Inc.                                                                                 47,400
                  ----------------------------------------------------------------------------------------------------
          2,100   (b)Snyder Communications, Inc.                                                                             71,269
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     655,045
                  ---------------------------------------------------------------------------------------------------- ------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------                                                                                                        ------------
STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
SMALL-COMPANY -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 0.4%
----------------------------------------------------------------------------------------------------------------------
          1,700   ATMI, Inc.                                                                                           $     54,613
                  ----------------------------------------------------------------------------------------------------
          2,900   (b)Alphanet Solutions, Inc.                                                                                37,338
                  ----------------------------------------------------------------------------------------------------
          2,200   (b)Apex mPC Solutions, Inc.                                                                                48,400
                  ----------------------------------------------------------------------------------------------------
          1,500   (b)Applied Science & Technology, Inc.                                                                      31,500
                  ----------------------------------------------------------------------------------------------------
          2,300   (b)Applied Voice Technology, Inc.                                                                          64,400
                  ----------------------------------------------------------------------------------------------------
          1,800   (b)Benchmark Electronics, Inc.                                                                             50,625
                  ----------------------------------------------------------------------------------------------------
          2,000   (b)Benchmarq Microelectronics, Inc.                                                                        36,500
                  ----------------------------------------------------------------------------------------------------
          2,700   (b)Cybex Computer Products Corp.                                                                           70,200
                  ----------------------------------------------------------------------------------------------------
          2,200   (b)Cymer, Inc.                                                                                             42,213
                  ----------------------------------------------------------------------------------------------------
          1,700   (b)DSP Group, Inc.                                                                                         55,675
                  ----------------------------------------------------------------------------------------------------
          1,400   (b)Ducommun, Inc.                                                                                          45,413
                  ----------------------------------------------------------------------------------------------------
          1,700   (b)Eltron International, Inc.                                                                              53,125
                  ----------------------------------------------------------------------------------------------------
          1,200   (b)HADCO Corp.                                                                                             74,400
                  ----------------------------------------------------------------------------------------------------
          1,800   (b)II-VI, Inc.                                                                                             43,425
                  ----------------------------------------------------------------------------------------------------
          1,800   (b)MRV Communications, Inc.                                                                                50,850
                  ----------------------------------------------------------------------------------------------------
          1,600   (b)Mastech Corp.                                                                                           46,800
                  ----------------------------------------------------------------------------------------------------
            800   (b)Qlogic Corp.                                                                                            26,500
                  ----------------------------------------------------------------------------------------------------
          1,500   (b)Three-Five Systems, Inc.                                                                                29,906
                  ----------------------------------------------------------------------------------------------------
          1,300   (b)Tollgrade Communications, Inc.                                                                          30,713
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     892,596
                  ---------------------------------------------------------------------------------------------------- ------------
TRANSPORTATION -- 0.0%
----------------------------------------------------------------------------------------------------------------------
            700   Airlines Express International Corp.                                                                       20,081
                  ----------------------------------------------------------------------------------------------------
          1,850   Comair Holdings, Inc.                                                                                      40,931
                  ----------------------------------------------------------------------------------------------------
            500   Expeditors International Washington, Inc.                                                                  19,469
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                      80,481
                  ---------------------------------------------------------------------------------------------------- ------------
UTILITIES -- 0.1%
----------------------------------------------------------------------------------------------------------------------
            900   Cincinnati Bell, Inc.                                                                                      26,550
                  ----------------------------------------------------------------------------------------------------
          1,400   IXC Communications, Inc.                                                                                   48,563
                  ----------------------------------------------------------------------------------------------------
            700   MCN Corp.                                                                                                  26,731
                  ----------------------------------------------------------------------------------------------------
            800   Sonat, Inc.                                                                                                34,850
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     136,694
                  ---------------------------------------------------------------------------------------------------- ------------
                  TOTAL SMALL-COMPANY                                                                                     5,462,617
                  ---------------------------------------------------------------------------------------------------- ------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------                                                                                                        ------------
STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
GROWTH-STOCKS -- 11.8%
----------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY -- 0.3%
----------------------------------------------------------------------------------------------------------------------
          4,600   (b)Lone Star Technologies, Inc.                                                                      $    133,400
                  ----------------------------------------------------------------------------------------------------
          3,800   Martin Marietta Materials                                                                                 131,575
                  ----------------------------------------------------------------------------------------------------
          2,600   Southdown, Inc.                                                                                           149,988
                  ----------------------------------------------------------------------------------------------------
          6,800   (b)Steel Dynamics, Inc.                                                                                   125,800
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     540,763
                  ---------------------------------------------------------------------------------------------------- ------------
CONSUMER DURABLES -- 0.2%
----------------------------------------------------------------------------------------------------------------------
          4,500   Carlisle Cos., Inc.                                                                                       191,250
                  ----------------------------------------------------------------------------------------------------
         10,000   (b)Furniture Brands International, Inc.                                                                   195,625
                  ----------------------------------------------------------------------------------------------------
          1,400   Sony Corp ADR                                                                                             116,900
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     503,775
                  ---------------------------------------------------------------------------------------------------- ------------
CONSUMER NON-DURABLES -- 1.0%
----------------------------------------------------------------------------------------------------------------------
          3,300   (b)Consolidated Cigar Holdings, Inc.                                                                       90,956
                  ----------------------------------------------------------------------------------------------------
          1,500   Gillette Co.                                                                                              138,469
                  ----------------------------------------------------------------------------------------------------
          5,300   (b)Jones Apparel Group, Inc.                                                                              258,375
                  ----------------------------------------------------------------------------------------------------
          5,700   Philip Morris Cos., Inc.                                                                                  247,950
                  ----------------------------------------------------------------------------------------------------
          4,400   Procter & Gamble Co.                                                                                      335,775
                  ----------------------------------------------------------------------------------------------------
          5,200   (b)Smithfield Foods, Inc.                                                                                 183,950
                  ----------------------------------------------------------------------------------------------------
          4,200   St. John Knits, Inc.                                                                                      160,388
                  ----------------------------------------------------------------------------------------------------
          4,400   (b)Tommy Hilfinger Corp.                                                                                  172,700
                  ----------------------------------------------------------------------------------------------------
          4,800   Universal Corp.                                                                                           189,900
                  ----------------------------------------------------------------------------------------------------
          5,600   Wolverine World Wide, Inc.                                                                                127,750
                  ----------------------------------------------------------------------------------------------------
          3,300   Wrigley (Wm.), Jr. Co.                                                                                    261,113
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   2,167,326
                  ---------------------------------------------------------------------------------------------------- ------------
ENERGY MINERALS -- 1.1%
----------------------------------------------------------------------------------------------------------------------
          2,300   (b)BJ Services Co.                                                                                        165,169
                  ----------------------------------------------------------------------------------------------------
          4,200   Baker Hughes, Inc.                                                                                        175,875
                  ----------------------------------------------------------------------------------------------------
          2,200   British Petroleum Co., PLC - ADR                                                                          182,600
                  ----------------------------------------------------------------------------------------------------
          3,000   (b)Cooper Cameron Corp.                                                                                   182,813
                  ----------------------------------------------------------------------------------------------------
          3,200   Diamond Offshore Drilling, Inc.                                                                           159,600
                  ----------------------------------------------------------------------------------------------------
          5,000   ENSCO International, Inc.                                                                                 178,750
                  ----------------------------------------------------------------------------------------------------
          5,500   (b)Falcon Drilling Co., Inc.                                                                              177,375
                  ----------------------------------------------------------------------------------------------------
          4,600   (b)Friede Goldman International, Inc.                                                                     136,850
                  ----------------------------------------------------------------------------------------------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------                                                                                                        ------------
STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
GROWTH-STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
ENERGY MINERALS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
          5,800   (b)Key Energy Group, Inc.                                                                            $    141,013
                  ----------------------------------------------------------------------------------------------------
          4,600   (b)Nabors Industries, Inc.                                                                                161,288
                  ----------------------------------------------------------------------------------------------------
          1,700   (b)Petroleum Geo-Services, ADR                                                                            109,331
                  ----------------------------------------------------------------------------------------------------
          4,900   (b)Rowan Companies, Inc.                                                                                  166,600
                  ----------------------------------------------------------------------------------------------------
          3,100   (b)Smith International, Inc.                                                                              198,400
                  ----------------------------------------------------------------------------------------------------
          4,000   Tosco Corp.                                                                                               130,250
                  ----------------------------------------------------------------------------------------------------
          4,600   (b)TransCoastal Marine Services, Inc.                                                                      89,700
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   2,355,614
                  ---------------------------------------------------------------------------------------------------- ------------
FINANCE -- 2.3%
----------------------------------------------------------------------------------------------------------------------
          5,700   Ahmanson (H.F.) & Co.                                                                                     339,150
                  ----------------------------------------------------------------------------------------------------
          2,900   Allstate Corp.                                                                                            249,038
                  ----------------------------------------------------------------------------------------------------
          1,800   American International Group, Inc.                                                                        181,463
                  ----------------------------------------------------------------------------------------------------
          4,500   Bank of New York Co., Inc.                                                                                241,875
                  ----------------------------------------------------------------------------------------------------
          3,300   BankAmerica Corp.                                                                                         240,900
                  ----------------------------------------------------------------------------------------------------
          8,500   (b)Catellus Development Corp.                                                                             157,250
                  ----------------------------------------------------------------------------------------------------
          1,600   Citicorp                                                                                                  191,900
                  ----------------------------------------------------------------------------------------------------
          5,600   Conseco, Inc.                                                                                             260,750
                  ----------------------------------------------------------------------------------------------------
          4,800   (b)ETrade Group, Inc.                                                                                     120,300
                  ----------------------------------------------------------------------------------------------------
          2,800   Equitable Companies Inc.                                                                                  133,525
                  ----------------------------------------------------------------------------------------------------
          8,300   Frontier Insurance Group, Inc.                                                                            199,719
                  ----------------------------------------------------------------------------------------------------
          5,700   (b)Golden State Bancorp, Inc.                                                                             189,881
                  ----------------------------------------------------------------------------------------------------
         14,850   MBNA Corp.                                                                                                394,453
                  ----------------------------------------------------------------------------------------------------
          1,900   MGIC Investment Corp.                                                                                     111,031
                  ----------------------------------------------------------------------------------------------------
          4,100   Mellon Bank Corp.                                                                                         232,419
                  ----------------------------------------------------------------------------------------------------
          3,700   Merrill Lynch & Co., Inc.                                                                                 259,694
                  ----------------------------------------------------------------------------------------------------
          4,900   Morgan Stanley, Dean Witter, Discover & Co.                                                               266,131
                  ----------------------------------------------------------------------------------------------------
          3,100   NationsBank Corp.                                                                                         186,194
                  ----------------------------------------------------------------------------------------------------
          5,100   Old Republic International Corp.                                                                          183,919
                  ----------------------------------------------------------------------------------------------------
          3,900   T. Rowe Price Associates                                                                                  253,500
                  ----------------------------------------------------------------------------------------------------
          4,700   Torchmark Corp.                                                                                           191,819
                  ----------------------------------------------------------------------------------------------------
          8,250   Travelers Group, Inc.                                                                                     416,625
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   5,001,536
                  ---------------------------------------------------------------------------------------------------- ------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------                                                                                                        ------------
STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
GROWTH-STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE -- 1.7%
----------------------------------------------------------------------------------------------------------------------
          7,000   (b)BioChem Pharma, Inc.                                                                              $    178,500
                  ----------------------------------------------------------------------------------------------------
          4,700   (b)Centocor, Inc.                                                                                         204,450
                  ----------------------------------------------------------------------------------------------------
          3,600   (b)Dura Pharmaceuticals, Inc.                                                                             157,950
                  ----------------------------------------------------------------------------------------------------
          3,400   Guidant Corp.                                                                                             218,450
                  ----------------------------------------------------------------------------------------------------
          6,800   HBO & Co.                                                                                                 305,150
                  ----------------------------------------------------------------------------------------------------
          7,500   (b)HEALTHSOUTH Corp.                                                                                      196,875
                  ----------------------------------------------------------------------------------------------------
          6,300   Jones Medical Industries, Inc.                                                                            207,900
                  ----------------------------------------------------------------------------------------------------
          4,000   Lilly (Eli) & Co.                                                                                         252,250
                  ----------------------------------------------------------------------------------------------------
          4,200   (b)MedPartners, Inc.                                                                                      103,950
                  ----------------------------------------------------------------------------------------------------
          1,800   Merck & Co., Inc.                                                                                         170,213
                  ----------------------------------------------------------------------------------------------------
          8,700   Omnicare, Inc.                                                                                            251,213
                  ----------------------------------------------------------------------------------------------------
          2,000   Pfizer, Inc.                                                                                              145,500
                  ----------------------------------------------------------------------------------------------------
          4,700   (b)Phycor, Inc.                                                                                           115,738
                  ----------------------------------------------------------------------------------------------------
          2,600   (b)Quintiles Transnational Corp.                                                                          203,125
                  ----------------------------------------------------------------------------------------------------
          5,900   (b)Safeskin Corp.                                                                                         280,988
                  ----------------------------------------------------------------------------------------------------
          3,600   Smithkline Beecham, ADR                                                                                   178,650
                  ----------------------------------------------------------------------------------------------------
          4,400   (b)Universal Health Services, Inc., Class B                                                               192,225
                  ----------------------------------------------------------------------------------------------------
          1,700   Warner-Lambert Co.                                                                                        237,788
                  ----------------------------------------------------------------------------------------------------  ------------
                  Total                                                                                                   3,600,915
                  ---------------------------------------------------------------------------------------------------- ------------
PRODUCER MANUFACTURING -- 0.9%
----------------------------------------------------------------------------------------------------------------------
          4,000   (b)EVI, Inc.                                                                                              205,750
                  ----------------------------------------------------------------------------------------------------
          5,600   General Electric Co.                                                                                      413,000
                  ----------------------------------------------------------------------------------------------------
          5,550   (b)Halter Marine Group, Inc.                                                                              154,706
                  ----------------------------------------------------------------------------------------------------
          6,100   (b)Maverick Tube Corp.                                                                                    174,231
                  ----------------------------------------------------------------------------------------------------
          3,200   Precision Castparts Corp.                                                                                 190,000
                  ----------------------------------------------------------------------------------------------------
         10,100   (b)Royal Group Technologies Ltd.                                                                          243,031
                  ----------------------------------------------------------------------------------------------------
          6,000   Tyco International, Ltd.                                                                                  235,500
                  ----------------------------------------------------------------------------------------------------
         11,250   (b)US Office Products Co.                                                                                 223,594
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   1,839,812
                  ---------------------------------------------------------------------------------------------------- ------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------                                                                                                        ------------
STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
GROWTH-STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
RETAIL TRADE -- 0.7%
----------------------------------------------------------------------------------------------------------------------
          6,000   (b)CompUSA, Inc.                                                                                     $    219,375
                  ----------------------------------------------------------------------------------------------------
          9,600   (b)General Nutrition Cos., Inc.                                                                           327,600
                  ----------------------------------------------------------------------------------------------------
          4,750   Home Depot, Inc.                                                                                          265,703
                  ----------------------------------------------------------------------------------------------------
         10,550   Pier 1 Imports, Inc.                                                                                      236,056
                  ----------------------------------------------------------------------------------------------------
          3,300   (b)Safeway, Inc.                                                                                          200,475
                  ----------------------------------------------------------------------------------------------------
          7,300   TJX Cos., Inc.                                                                                            251,850
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   1,501,059
                  ---------------------------------------------------------------------------------------------------- ------------
SERVICES -- 0.6%
----------------------------------------------------------------------------------------------------------------------
          2,600   (b)ASE Test Limited                                                                                       145,600
                  ----------------------------------------------------------------------------------------------------
          6,700   (b)Corrections Corp. America                                                                              231,988
                  ----------------------------------------------------------------------------------------------------
          2,700   (b)HFS, Inc.                                                                                              185,288
                  ----------------------------------------------------------------------------------------------------
          2,100   (b)Heftel Broadcasting Corp., Class A                                                                     155,138
                  ----------------------------------------------------------------------------------------------------
          7,400   (b)Newpark Resources, Inc.                                                                                147,538
                  ----------------------------------------------------------------------------------------------------
         10,000   (b)Philip Services Corp.                                                                                  158,125
                  ----------------------------------------------------------------------------------------------------
          7,000   (b)Snyder Communications, Inc.                                                                            237,563
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   1,261,240
                  ---------------------------------------------------------------------------------------------------- ------------
TECHNOLOGY -- 2.2%
----------------------------------------------------------------------------------------------------------------------
          1,200   (b)ASM Lithography Holding NV, ADR                                                                         75,000
                  ----------------------------------------------------------------------------------------------------
          4,500   (b)Advanced Fibre Communications                                                                          116,438
                  ----------------------------------------------------------------------------------------------------
          2,600   (b)America Online, Inc.                                                                                   196,300
                  ----------------------------------------------------------------------------------------------------
          4,300   (b)Applied Materials, Inc.                                                                                141,900
                  ----------------------------------------------------------------------------------------------------
          5,000   (b)Cadence Design Systems, Inc.                                                                           126,250
                  ----------------------------------------------------------------------------------------------------
          3,200   (b)Cisco Systems, Inc.                                                                                    276,000
                  ----------------------------------------------------------------------------------------------------
          4,000   (b)Compaq Computer Corp.                                                                                  249,750
                  ----------------------------------------------------------------------------------------------------
          8,600   (b)Creative Technology Ltd.                                                                               228,975
                  ----------------------------------------------------------------------------------------------------
          2,700   (b)Dallas Semiconductor Corp.                                                                             131,963
                  ----------------------------------------------------------------------------------------------------
          1,900   (b)Dell Computer Corp.                                                                                    159,956
                  ----------------------------------------------------------------------------------------------------
          4,600   (b)EMC Corp. Mass                                                                                         139,438
                  ----------------------------------------------------------------------------------------------------
          4,000   (b)HNC Software                                                                                           126,000
                  ----------------------------------------------------------------------------------------------------
          7,600   (b)Hyperion Software Corp.                                                                                327,513
                  ----------------------------------------------------------------------------------------------------
          2,500   Intel Corp.                                                                                               194,063
                  ----------------------------------------------------------------------------------------------------
          2,600   Lucent Technologies, Inc.                                                                                 208,325
                  ----------------------------------------------------------------------------------------------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------                                                                                                        ------------
STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
GROWTH-STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
          6,300   (b)Mastech Corp.                                                                                     $    184,275
                  ----------------------------------------------------------------------------------------------------
          1,500   (b)Metromedia Fibre Network, Inc.                                                                          25,313
                  ----------------------------------------------------------------------------------------------------
          2,100   (b)Microsoft Corp.                                                                                        297,150
                  ----------------------------------------------------------------------------------------------------
          7,200   (b)Ortel Corp.                                                                                            128,700
                  ----------------------------------------------------------------------------------------------------
          1,900   (b)PRI Automation, Inc.                                                                                    64,838
                  ----------------------------------------------------------------------------------------------------
          1,800   (b)Peoplesoft, Inc.                                                                                       117,788
                  ----------------------------------------------------------------------------------------------------
          3,600   (b)Rambus, Inc.                                                                                           200,925
                  ----------------------------------------------------------------------------------------------------
          5,200   (b)SCI Systems, Inc.                                                                                      238,225
                  ----------------------------------------------------------------------------------------------------
          6,500   (b)Sandisk Corp.                                                                                          159,250
                  ----------------------------------------------------------------------------------------------------
          1,800   (b)Speedfam International, Inc.                                                                            46,125
                  ----------------------------------------------------------------------------------------------------
          3,700   (b)Tellabs, Inc.                                                                                          192,400
                  ----------------------------------------------------------------------------------------------------
          2,600   Texas Instruments, Inc.                                                                                   128,050
                  ----------------------------------------------------------------------------------------------------
          4,200   (b)World Access, Inc.                                                                                     102,900
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   4,583,810
                  ---------------------------------------------------------------------------------------------------- ------------
TRANSPORTATION -- 0.2%
----------------------------------------------------------------------------------------------------------------------
          3,000   (b)Continental Airlines, Inc., Class B                                                                    136,688
                  ----------------------------------------------------------------------------------------------------
          6,500   Expeditors International Washington, Inc.                                                                 253,094
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     389,782
                  ---------------------------------------------------------------------------------------------------- ------------
UTILITIES -- 0.6%
----------------------------------------------------------------------------------------------------------------------
          5,700   Cincinnati Bell, Inc.                                                                                     168,150
                  ----------------------------------------------------------------------------------------------------
          3,800   Coastal Corp.                                                                                             222,538
                  ----------------------------------------------------------------------------------------------------
          8,800   (b)ICG Communications, Inc.                                                                               204,600
                  ----------------------------------------------------------------------------------------------------
          9,400   (b)IXC Communications, Inc.                                                                               326,063
                  ----------------------------------------------------------------------------------------------------
          3,600   Sonat, Inc.                                                                                               156,825
                  ----------------------------------------------------------------------------------------------------
          3,900   (b)Teleport Communications Group, Inc., Class A                                                           191,100
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   1,269,276
                  ---------------------------------------------------------------------------------------------------- ------------
                  TOTAL GROWTH STOCKS                                                                                    25,014,908
                  ---------------------------------------------------------------------------------------------------- ------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------                                                                                                        ------------
STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
UTILITY STOCKS -- 5.5%
----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES: CENTRAL -- 1.1%
----------------------------------------------------------------------------------------------------------------------
         10,000   American Electric Power Co., Inc.                                                                    $    495,625
                  ----------------------------------------------------------------------------------------------------
         12,000   CMS Energy Corp.                                                                                          472,500
                  ----------------------------------------------------------------------------------------------------
         12,000   Cinergy Corp.                                                                                             427,500
                  ----------------------------------------------------------------------------------------------------
         17,100   DPL, Inc.                                                                                                 448,875
                  ----------------------------------------------------------------------------------------------------
         10,000   NIPSCO Industries, Inc.                                                                                   468,125
                  ----------------------------------------------------------------------------------------------------
          4,000   Northern States Power Co.                                                                                 219,500
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   2,532,125
                  ---------------------------------------------------------------------------------------------------- ------------
ELECTRIC UTILITIES: EAST -- 0.3%
----------------------------------------------------------------------------------------------------------------------
          7,800   Baltimore Gas & Electric Co.                                                                              239,363
                  ----------------------------------------------------------------------------------------------------
         15,100   DQE, Inc.                                                                                                 501,131
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     740,494
                  ---------------------------------------------------------------------------------------------------- ------------
ELECTRIC UTILITIES: SOUTH -- 1.7%
----------------------------------------------------------------------------------------------------------------------
          5,800   Carolina Power & Light Co.                                                                                216,775
                  ----------------------------------------------------------------------------------------------------
          5,800   Dominion Resources, Inc.                                                                                  225,475
                  ----------------------------------------------------------------------------------------------------
         13,400   Duke Energy Corp.                                                                                         696,800
                  ----------------------------------------------------------------------------------------------------
         11,200   FPL Group, Inc.                                                                                           626,500
                  ----------------------------------------------------------------------------------------------------
         14,500   Houston Industries, Inc.                                                                                  343,469
                  ----------------------------------------------------------------------------------------------------
         28,800   Southern Co.                                                                                              691,200
                  ----------------------------------------------------------------------------------------------------
         16,400   TECO Energy, Inc.                                                                                         420,250
                  ----------------------------------------------------------------------------------------------------
          9,100   Texas Utilities Co.                                                                                       364,000
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   3,584,469
                  ---------------------------------------------------------------------------------------------------- ------------
ELECTRIC UTILITIES: WEST -- 0.9%
----------------------------------------------------------------------------------------------------------------------
         12,900   Edison International                                                                                      345,881
                  ----------------------------------------------------------------------------------------------------
         17,300   P G & E Corp.                                                                                             488,725
                  ----------------------------------------------------------------------------------------------------
         14,200   Pacificorp                                                                                                331,038
                  ----------------------------------------------------------------------------------------------------
         13,900   Pinnacle West Capital Corp.                                                                               536,019
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   1,701,663
                  ---------------------------------------------------------------------------------------------------- ------------
NATURAL GAS DISTRIBUTION -- 0.6%
----------------------------------------------------------------------------------------------------------------------
          5,800   Consolidated Natural Gas Co.                                                                              350,175
                  ----------------------------------------------------------------------------------------------------
         13,500   MCN Corp.                                                                                                 515,531
                  ----------------------------------------------------------------------------------------------------
          9,500   Pacific Enterprises                                                                                       336,063
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   1,201,769
                  ---------------------------------------------------------------------------------------------------- ------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------                                                                                                        ------------
STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
UTILITY STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
OIL/GAS TRANSMISSION -- 0.9%
----------------------------------------------------------------------------------------------------------------------
          3,900   Coastal Corp.                                                                                        $    228,394
                  ----------------------------------------------------------------------------------------------------
          4,700   Columbia Gas System, Inc.                                                                                 341,925
                  ----------------------------------------------------------------------------------------------------
         12,900   Enron Corp.                                                                                               499,875
                  ----------------------------------------------------------------------------------------------------
          6,000   Sonat, Inc.                                                                                               261,375
                  ----------------------------------------------------------------------------------------------------
         10,000   Williams Companies, Inc.                                                                                  534,375
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   1,865,944
                  ---------------------------------------------------------------------------------------------------- ------------
                  TOTAL UTILITY STOCKS                                                                                   11,626,464
                  ---------------------------------------------------------------------------------------------------- ------------
FOREIGN EQUITY -- 2.5%
----------------------------------------------------------------------------------------------------------------------
ARGENTINA -- 0.0%
----------------------------------------------------------------------------------------------------------------------
          1,900   (b)Banco Rio de la Plata SA, ADR                                                                           23,869
                  ----------------------------------------------------------------------------------------------------
          2,121   Compania Naviera Perez Companc SA, Class B                                                                 15,149
                  ----------------------------------------------------------------------------------------------------
            800   Telecom Argentina S.A., ADR                                                                                24,550
                  ----------------------------------------------------------------------------------------------------
            700   Telefonica De Argentina ADR                                                                                23,144
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                      86,712
                  ---------------------------------------------------------------------------------------------------- ------------
AUSTRALIA -- 0.1%
----------------------------------------------------------------------------------------------------------------------
          3,000   Australia & New Zealand Banking Group, Melbourne                                                           20,567
                  ----------------------------------------------------------------------------------------------------
         12,200   Austrim Ltd                                                                                                27,158
                  ----------------------------------------------------------------------------------------------------
          6,400   Coles Myer Limited                                                                                         31,466
                  ----------------------------------------------------------------------------------------------------
        246,000   (b)Cue Energy Resources NL                                                                                 22,677
                  ----------------------------------------------------------------------------------------------------
          4,800   (b)News Corp., Ltd.                                                                                        25,631
                  ----------------------------------------------------------------------------------------------------
         10,600   Oil Search Ltd.                                                                                            20,918
                  ----------------------------------------------------------------------------------------------------
          4,200   Woodside Petroleum Ltd.                                                                                    30,111
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     178,528
                  ---------------------------------------------------------------------------------------------------- ------------
AUSTRIA -- 0.0%
----------------------------------------------------------------------------------------------------------------------
            400   (b)Bank Austria AG, Pfd.                                                                                   16,342
                  ---------------------------------------------------------------------------------------------------- ------------
BELGIUM -- 0.0%
----------------------------------------------------------------------------------------------------------------------
             10   UCB (groupe)                                                                                               33,036
                  ---------------------------------------------------------------------------------------------------- ------------
BRAZIL -- 0.1%
----------------------------------------------------------------------------------------------------------------------
         64,000   Centrais Eletricas Brasileiras SA, Preference, Series B                                                    31,155
                  ----------------------------------------------------------------------------------------------------
        387,000   Companhia Energetica de Minas Gerais, Preference                                                           18,664
                  ----------------------------------------------------------------------------------------------------
        103,000   Petroleo Brasileiro SA, Preference                                                                         22,563
                  ----------------------------------------------------------------------------------------------------
        183,000   Telecomunicacoes Brasileiras SA                                                                            16,992
                  ----------------------------------------------------------------------------------------------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------                                                                                                        ------------
STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
BRAZIL -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
          2,479   Telecomunicacoes de Sao Paulo SA                                                                     $         47
                  ----------------------------------------------------------------------------------------------------
         74,233   Telecomunicacoes de Sao Paulo SA, Preference                                                               19,541
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     108,962
                  ---------------------------------------------------------------------------------------------------- ------------
CHILE -- 0.0%
----------------------------------------------------------------------------------------------------------------------
            250   (a)Chilectra SA, ADR                                                                                        6,240
                  ----------------------------------------------------------------------------------------------------
            425   Compania Telecomunicacion Chile, ADR                                                                       11,502
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                      17,742
                  ---------------------------------------------------------------------------------------------------- ------------
CHINA -- 0.0%
----------------------------------------------------------------------------------------------------------------------
          8,000   (b)China Telecommunications                                                                                13,350
                  ---------------------------------------------------------------------------------------------------- ------------
COLOMBIA -- 0.0%
----------------------------------------------------------------------------------------------------------------------
            700   Banco Ganadero SA, ADR                                                                                     26,688
                  ----------------------------------------------------------------------------------------------------
            800   Banco Industrial Colombiano, ADR                                                                           11,600
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                      38,288
                  ---------------------------------------------------------------------------------------------------- ------------
DENMARK -- 0.1%
----------------------------------------------------------------------------------------------------------------------
            500   BG Bank AS                                                                                                 32,477
                  ----------------------------------------------------------------------------------------------------
            300   Novo-Nordisk, Class B                                                                                      36,738
                  ----------------------------------------------------------------------------------------------------
          1,080   (b)Sydbank AS                                                                                              57,923
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     127,138
                  ---------------------------------------------------------------------------------------------------- ------------
FINLAND -- 0.0%
----------------------------------------------------------------------------------------------------------------------
          1,600   Enso Oy, Class R                                                                                           14,045
                  ----------------------------------------------------------------------------------------------------
            800   Partek Corp.                                                                                               14,841
                  ----------------------------------------------------------------------------------------------------
          1,500   Rauma                                                                                                      25,885
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                      54,771
                  ---------------------------------------------------------------------------------------------------- ------------
FRANCE -- 0.3%
----------------------------------------------------------------------------------------------------------------------
            821   AXA                                                                                                        59,580
                  ----------------------------------------------------------------------------------------------------
            200   Accor SA                                                                                                   37,809
                  ----------------------------------------------------------------------------------------------------
            250   Bertrand Faure                                                                                             17,024
                  ----------------------------------------------------------------------------------------------------
            150   (b)CLF-Dexia France                                                                                        15,576
                  ----------------------------------------------------------------------------------------------------
             75   Canal Plus                                                                                                 13,048
                  ----------------------------------------------------------------------------------------------------
            800   Compagnie Financiere de Paribas, Class A                                                                   57,798
                  ----------------------------------------------------------------------------------------------------
            320   Compagnie de Saint Gobain                                                                                  43,474
                  ----------------------------------------------------------------------------------------------------
            210   Elf Aquitaine SA                                                                                           24,368
                  ----------------------------------------------------------------------------------------------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------                                                                                                        ------------
STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
FRANCE -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
            204   (b)France Telecommunications                                                                         $      7,492
                  ----------------------------------------------------------------------------------------------------
            330   Groupe Danon BSN SA                                                                                        52,659
                  ----------------------------------------------------------------------------------------------------
             45   L'Oreal                                                                                                    17,228
                  ----------------------------------------------------------------------------------------------------
            300   Pechiney Ord A                                                                                             11,780
                  ----------------------------------------------------------------------------------------------------
            420   (b)SGS-Thomson Microelectronics N.V.                                                                       29,618
                  ----------------------------------------------------------------------------------------------------
            817   Schneider SA                                                                                               43,734
                  ----------------------------------------------------------------------------------------------------
            200   Synthelabo                                                                                                 25,410
                  ----------------------------------------------------------------------------------------------------
          1,000   Thomson-csf                                                                                                28,933
                  ----------------------------------------------------------------------------------------------------
            560   Total SA-B                                                                                                 58,815
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     544,346
                  ---------------------------------------------------------------------------------------------------- ------------
GERMANY -- 0.2%
----------------------------------------------------------------------------------------------------------------------
          1,155   Bayer AG                                                                                                   42,748
                  ----------------------------------------------------------------------------------------------------
             50   Bayerische Motoren  Werke AG                                                                               37,341
                  ----------------------------------------------------------------------------------------------------
          1,900   Commerzbank AG, Frankfurt                                                                                  66,045
                  ----------------------------------------------------------------------------------------------------
          2,225   Dresdner Bank AG, Frankfurt                                                                                86,300
                  ----------------------------------------------------------------------------------------------------
            160   Mannesmann AG                                                                                              74,488
                  ----------------------------------------------------------------------------------------------------
            600   Siemens AG                                                                                                 35,231
                  ----------------------------------------------------------------------------------------------------
            200   Singulus Technologies AG                                                                                    8,846
                  ----------------------------------------------------------------------------------------------------
          2,400   Skw Trostberg                                                                                              82,949
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     433,948
                  ---------------------------------------------------------------------------------------------------- ------------
HONG KONG -- 0.1%
----------------------------------------------------------------------------------------------------------------------
          4,000   (b)Cheung  Kong                                                                                            28,201
                  ----------------------------------------------------------------------------------------------------
          8,000   China Resources Enterprises Ltd.                                                                           17,231
                  ----------------------------------------------------------------------------------------------------
            839   HSBC Holdings PLC                                                                                          20,242
                  ----------------------------------------------------------------------------------------------------
          4,000   Hutchison Whampoa                                                                                          26,648
                  ----------------------------------------------------------------------------------------------------
          6,000   (b)New World Development Co. Ltd.                                                                          22,237
                  ----------------------------------------------------------------------------------------------------
         19,000   Peregrine Investments                                                                                      18,680
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     133,239
                  ---------------------------------------------------------------------------------------------------- ------------
INDONESIA -- 0.0%
----------------------------------------------------------------------------------------------------------------------
          6,000   PT Indosat                                                                                                 13,612
                  ---------------------------------------------------------------------------------------------------- ------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------                                                                                                        ------------
STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
ITALY -- 0.1%
----------------------------------------------------------------------------------------------------------------------
          6,400   Eni                                                                                                  $     37,361
                  ----------------------------------------------------------------------------------------------------
          3,000   Istituto Bancario San Paolo di Torino                                                                      24,850
                  ----------------------------------------------------------------------------------------------------
          4,000   La Rinascente S.P.A.                                                                                       30,332
                  ----------------------------------------------------------------------------------------------------
          9,600   Telecom Italia SPA                                                                                         59,849
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     152,392
                  ---------------------------------------------------------------------------------------------------- ------------
JAPAN -- 0.5%
----------------------------------------------------------------------------------------------------------------------
          1,200   Circle K Japan Co. Ltd.                                                                                    60,270
                  ----------------------------------------------------------------------------------------------------
          7,000   Fujitsu Ltd.                                                                                               78,433
                  ----------------------------------------------------------------------------------------------------
          2,000   Hitachi Maxell                                                                                             44,819
                  ----------------------------------------------------------------------------------------------------
          1,000   Ito-Yokado Co., Ltd.                                                                                       45,132
                  ----------------------------------------------------------------------------------------------------
          1,300   Mabuchi Motor Co.                                                                                          68,145
                  ----------------------------------------------------------------------------------------------------
         28,000   (b)Mazda Motor Corp.                                                                                       78,323
                  ----------------------------------------------------------------------------------------------------
          9,000   Minolta Co                                                                                                 51,832
                  ----------------------------------------------------------------------------------------------------
          6,000   Mitsubishi Estate Co. Ltd.                                                                                 69,579
                  ----------------------------------------------------------------------------------------------------
            500   Nintendo Corp. Ltd.                                                                                        51,714
                  ----------------------------------------------------------------------------------------------------
              8   Nippon Telegraph & Telephone Corp.                                                                         65,818
                  ----------------------------------------------------------------------------------------------------
          2,000   Sankyo Co. Ltd.                                                                                            63,781
                  ----------------------------------------------------------------------------------------------------
            300   Shokoh Fund & Co.                                                                                          85,328
                  ----------------------------------------------------------------------------------------------------
          1,000   Sony Corp.                                                                                                 85,406
                  ----------------------------------------------------------------------------------------------------
          6,000   Sumitomo Bank Ltd., Osaka                                                                                  76,161
                  ----------------------------------------------------------------------------------------------------
         17,000   Tokyu Land Corp                                                                                            33,833
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     958,574
                  ----------------------------------------------------------------------------------------------------------------
MEXICO -- 0.1%
----------------------------------------------------------------------------------------------------------------------
          1,200   Empresas ICA Sociedad Controladora S.A., ADR                                                               18,600
                  ----------------------------------------------------------------------------------------------------
          3,200   Fomento Economico Mexicano, SA de C.V., Class B                                                            26,376
                  ----------------------------------------------------------------------------------------------------
         35,000   (a)(b)Grupo Financiero Bancomer, S.A. de C.V., Class B                                                     20,241
                  ----------------------------------------------------------------------------------------------------
            400   Telefonos de Mexico, Class L, ADR                                                                          19,800
                  ----------------------------------------------------------------------------------------------------
          1,400   (b)Tubos de Acero de Mexico SA, ADR                                                                        30,975
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     115,992
                  ---------------------------------------------------------------------------------------------------- ------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------                                                                                                        ------------
STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
NETHERLANDS -- 0.1%
----------------------------------------------------------------------------------------------------------------------
          1,317   ABN-Amro Holdings NV                                                                                 $     25,117
                  ----------------------------------------------------------------------------------------------------
            200   (b)ASM Lithography Holding NV, ADR                                                                         12,500
                  ----------------------------------------------------------------------------------------------------
          1,233   ING Groep, N.V.                                                                                            50,132
                  ----------------------------------------------------------------------------------------------------
            700   Koninklijke PTT Nederland NV                                                                               28,108
                  ----------------------------------------------------------------------------------------------------
            300   Philips Electronics N.V.                                                                                   19,821
                  ----------------------------------------------------------------------------------------------------
          2,400   VNU - Verenigde Nederlandse Uitgeversbedrijven Verenigd Bezit                                              57,485
                  ----------------------------------------------------------------------------------------------------
            343   Wolters Kluwer NV                                                                                          45,410
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     238,573
                  ---------------------------------------------------------------------------------------------------- ------------
NEW ZEALAND -- 0.0%
----------------------------------------------------------------------------------------------------------------------
         16,000   Air New Zealand Ltd., Class B                                                                              32,575
                  ---------------------------------------------------------------------------------------------------- ------------
NORWAY -- 0.0%
----------------------------------------------------------------------------------------------------------------------
            750   Saga Petroleum A.S., Class A                                                                               13,454
                  ----------------------------------------------------------------------------------------------------
            900   Schibsted                                                                                                  15,268
                  ----------------------------------------------------------------------------------------------------
            500   Smedvig ASA, Class B                                                                                       12,724
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                      41,446
                  ---------------------------------------------------------------------------------------------------- ------------
SINGAPORE -- 0.0%
----------------------------------------------------------------------------------------------------------------------
            700   (b)Creative Technology Ltd.                                                                                18,638
                  ----------------------------------------------------------------------------------------------------
         10,000   Natsteel Broadway Ltd.                                                                                     14,650
                  ----------------------------------------------------------------------------------------------------
          1,000   Singapore Press Holdings Ltd.                                                                              13,674
                  ----------------------------------------------------------------------------------------------------
          6,000   Wing Tai Holdings, Ltd.                                                                                     7,715
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                      54,677
                  ---------------------------------------------------------------------------------------------------- ------------
SPAIN -- 0.1%
----------------------------------------------------------------------------------------------------------------------
          2,250   (b)Banco Bilbao Vizcaya SA                                                                                 67,978
                  ----------------------------------------------------------------------------------------------------
            440   Banco Popular Espanol                                                                                      28,033
                  ----------------------------------------------------------------------------------------------------
          2,760   Endesa S.A.                                                                                                51,920
                  ----------------------------------------------------------------------------------------------------
          1,200   Iberdrola SA                                                                                               15,331
                  ----------------------------------------------------------------------------------------------------
          1,200   Repsol SA                                                                                                  51,908
                  ----------------------------------------------------------------------------------------------------
          2,180   Telefonica de Espana                                                                                       62,866
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     278,036
                  ---------------------------------------------------------------------------------------------------- ------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------                                                                                                        ------------
STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
SWEDEN -- 0.1%
----------------------------------------------------------------------------------------------------------------------
            240   Electrolux B                                                                                         $     18,898
                  ----------------------------------------------------------------------------------------------------
          5,120   Munksjo AB                                                                                                 48,405
                  ----------------------------------------------------------------------------------------------------
          3,000   Skand Enskilda BKN, Class A                                                                                35,356
                  ----------------------------------------------------------------------------------------------------
            750   Trygg-hansa B                                                                                              23,360
                  ----------------------------------------------------------------------------------------------------
          1,100   Volvo AB, Class B                                                                                          29,347
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     155,366
                  ---------------------------------------------------------------------------------------------------- ------------
SWITZERLAND -- 0.1%
----------------------------------------------------------------------------------------------------------------------
             10   (b)Baloise Holdings-REG                                                                                    17,815
                  ----------------------------------------------------------------------------------------------------
             58   Holderbank Financiere Glaris AG, Class B                                                                   50,564
                  ----------------------------------------------------------------------------------------------------
             35   Nestle SA                                                                                                  51,501
                  ----------------------------------------------------------------------------------------------------
             58   Novartis AG-REG                                                                                            92,667
                  ----------------------------------------------------------------------------------------------------
              6   (b)Roche Holding AG                                                                                        53,696
                  ----------------------------------------------------------------------------------------------------
             40   UBS-Union Bank of Switzerland                                                                              50,919
                  ----------------------------------------------------------------------------------------------------
            119   Zurich Versicherungsgesellschaft                                                                           50,077
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     367,239
                  ---------------------------------------------------------------------------------------------------- ------------
UNITED KINGDOM -- 0.5%
----------------------------------------------------------------------------------------------------------------------
          3,500   BBA Group PLC                                                                                              22,255
                  ----------------------------------------------------------------------------------------------------
          2,752   Barclays PLC                                                                                               66,371
                  ----------------------------------------------------------------------------------------------------
             26   Boc Group PLC                                                                                                 415
                  ----------------------------------------------------------------------------------------------------
          4,690   Boots Co. PLC                                                                                              68,912
                  ----------------------------------------------------------------------------------------------------
          2,728   British Aerospace PLC                                                                                      74,454
                  ----------------------------------------------------------------------------------------------------
          3,122   British Petroleum Co. PLC                                                                                  42,709
                  ----------------------------------------------------------------------------------------------------
          2,000   British Sky Broadcasting Group PLC                                                                         14,862
                  ----------------------------------------------------------------------------------------------------
          3,800   Cadbury Schweppes PLC                                                                                      39,470
                  ----------------------------------------------------------------------------------------------------
          3,290   Compass Group                                                                                              39,284
                  ----------------------------------------------------------------------------------------------------
          3,879   EMI Group PLC                                                                                              29,219
                  ----------------------------------------------------------------------------------------------------
          3,431   GKN PLC                                                                                                    74,577
                  ----------------------------------------------------------------------------------------------------
          3,000   (b)Gallaher Group PLC                                                                                      16,213
                  ----------------------------------------------------------------------------------------------------
          6,560   General Electric Co. PLC                                                                                   42,710
                  ----------------------------------------------------------------------------------------------------
          1,819   Glaxo Wellcome PLC                                                                                         39,937
                  ----------------------------------------------------------------------------------------------------
             19   Granada Group PLC                                                                                             272
                  ----------------------------------------------------------------------------------------------------
          4,257   Grand Metropolitan PLC                                                                                     38,752
                  ----------------------------------------------------------------------------------------------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

   SHARES OR
   UNITS OR                                                                                                                VALUE
   PRINCIPAL                                                                                                              IN U.S.
    AMOUNT                                                                                                                DOLLARS
---------------                                                                                                        ------------
STOCKS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
          3,200   Marks & Spencer PLC                                                                                  $     32,913
                  ----------------------------------------------------------------------------------------------------
          2,000   National Westminster Bank, PLC, London                                                                     30,333
                  ----------------------------------------------------------------------------------------------------
          1,200   Next                                                                                                       14,997
                  ----------------------------------------------------------------------------------------------------
          1,960   Pearson                                                                                                    27,310
                  ----------------------------------------------------------------------------------------------------
          2,000   PowerGen PLC                                                                                               25,823
                  ----------------------------------------------------------------------------------------------------
          2,268   Reckitt & Colman PLC                                                                                       33,057
                  ----------------------------------------------------------------------------------------------------
          3,700   Reed International PLC                                                                                     39,400
                  ----------------------------------------------------------------------------------------------------
          1,600   Royal & Sun Alliance Insurance Group PLC                                                                   14,403
                  ----------------------------------------------------------------------------------------------------
          4,000   Shell Transport & Trading Co.                                                                              27,225
                  ----------------------------------------------------------------------------------------------------
          3,326   Siebe PLC                                                                                                  60,498
                  ----------------------------------------------------------------------------------------------------
             20   Smithkline Beecham PLC                                                                                        186
                  ----------------------------------------------------------------------------------------------------
          6,000   Vodafone Group PLC                                                                                         40,128
                  ----------------------------------------------------------------------------------------------------
          1,640   Zeneca Group                                                                                               52,349
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   1,009,034
                  ---------------------------------------------------------------------------------------------------- ------------
                  TOTAL FOREIGN EQUITY                                                                                    5,203,918
                  ---------------------------------------------------------------------------------------------------- ------------
                  TOTAL STOCKS (IDENTIFIED COST $47,813,784)                                                             74,199,146
                  ---------------------------------------------------------------------------------------------------- ------------
BONDS -- 65.5%
----------------------------------------------------------------------------------------------------------------------
TREASURY AND GOVERNMENT SECURITIES -- 32.3%
----------------------------------------------------------------------------------------------------------------------
(C)REPURCHASE AGREEMENTS -- 6.6%
----------------------------------------------------------------------------------------------------------------------
    $10,600,000   BT Securities Corporation, 5.730%, dated 11/28/1997, due 12/1/1997                                     10,600,000
                  ----------------------------------------------------------------------------------------------------
      1,800,000   Credit Suisse First Boston, Inc., 5.550%, dated 11/10/1997, due 12/17/1997                              1,800,000
                  ----------------------------------------------------------------------------------------------------
      1,500,000   Swiss Bank Capital Markets, 5.550%, dated 11/12/1997, due 12/15/1997                                    1,500,000
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                  13,900,000
                  ---------------------------------------------------------------------------------------------------- ------------
U.S. TREASURY SECURITIES -- 25.7%
----------------------------------------------------------------------------------------------------------------------
      1,100,000   United States Treasury Bill, 12/18/1997                                                                 1,098,458
                  ----------------------------------------------------------------------------------------------------
      6,500,000   United States Treasury Bond, 7.25%, 5/15/2004                                                           6,975,540
                  ----------------------------------------------------------------------------------------------------
      6,500,000   United States Treasury Bond, 8.125%, 5/15/2021                                                          8,088,665
                  ----------------------------------------------------------------------------------------------------
     13,398,000   United States Treasury Note, 5.75%, 8/15/2003                                                          13,325,919
                  ----------------------------------------------------------------------------------------------------
     19,525,000   United States Treasury Note, 6.125%, 8/15/2007                                                         19,912,181
                  ----------------------------------------------------------------------------------------------------
      5,000,000   United States Treasury Note, 6.50%, 10/15/2006                                                          5,200,700
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                  54,601,463
                  ---------------------------------------------------------------------------------------------------- ------------
                  TOTAL TREASURY AND GOVERNMENT SECURITIES                                                               68,501,463
                  ---------------------------------------------------------------------------------------------------- ------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   PRINCIPAL                                                                                                              IN U.S.
    AMOUNT                                                                                                                DOLLARS
---------------                                                                                                        ------------
BONDS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES
----------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY -- 18.6%
----------------------------------------------------------------------------------------------------------------------
     $2,050,000   Federal Home Loan Mortgage Corp., 6.00%, 11/1/2027                                                   $  2,007,073
                  ----------------------------------------------------------------------------------------------------
        431,756   Federal Home Loan Mortgage Corp., 9.00%, 5/1/2017                                                         462,247
                  ----------------------------------------------------------------------------------------------------
        308,781   Federal Home Loan Mortgage Corp., 9.50%, 6/1/2021                                                         335,509
                  ----------------------------------------------------------------------------------------------------
        321,661   Federal Home Loan Mortgage Corp., 7.50%, 5/1/2024                                                         329,803
                  ----------------------------------------------------------------------------------------------------
        873,031   Federal Home Loan Mortgage Corp., 7.00%, 8/1/2025                                                         879,850
                  ----------------------------------------------------------------------------------------------------
        913,540   Federal Home Loan Mortgage Corp., 7.50%, 12/1/2022                                                        938,663
                  ----------------------------------------------------------------------------------------------------
        214,598   Federal Home Loan Mortgage Corp., 7.00%, 7/1/2024                                                         216,542
                  ----------------------------------------------------------------------------------------------------
        848,855   Federal Home Loan Mortgage Corp., 6.50%, 9/1/2025                                                         837,981
                  ----------------------------------------------------------------------------------------------------
        957,403   Federal Home Loan Mortgage Corp., 7.00%, 1/1/2026                                                         963,090
                  ----------------------------------------------------------------------------------------------------
        835,275   Federal Home Loan Mortgage Corp., 7.00%, 2/1/2026                                                         842,843
                  ----------------------------------------------------------------------------------------------------
      1,680,409   Federal Home Loan Mortgage Corp., 7.50%, 6/1/2026                                                       1,721,377
                  ----------------------------------------------------------------------------------------------------
        779,871   Federal Home Loan Mortgage Corp., 9.00%, 11/1/2006                                                        817,890
                  ----------------------------------------------------------------------------------------------------
        292,489   Federal Home Loan Mortgage Corp., 8.00%, 11/1/2009                                                        302,726
                  ----------------------------------------------------------------------------------------------------
      1,682,612   Federal Home Loan Mortgage Corp., 6.50%, 3/1/2011                                                       1,678,405
                  ----------------------------------------------------------------------------------------------------
        261,078   Federal Home Loan Mortgage Corp., 7.00%, 4/1/2009                                                         264,503
                  ----------------------------------------------------------------------------------------------------
        509,486   Federal Home Loan Mortgage Corp., 7.00%, 4/1/2009                                                         516,170
                  ----------------------------------------------------------------------------------------------------
        473,158   Federal Home Loan Mortgage Corp., 6.50%, 5/1/2011                                                         471,975
                  ----------------------------------------------------------------------------------------------------
        848,395   Federal Home Loan Mortgage Corp., 7.50%, 8/1/2003                                                         855,284
                  ----------------------------------------------------------------------------------------------------
        655,377   Federal National Mortgage Association, 7.50%, 9/1/2009                                                    670,942
                  ----------------------------------------------------------------------------------------------------
        440,706   Federal National Mortgage Association, 7.00%, 7/1/2024                                                    443,875
                  ----------------------------------------------------------------------------------------------------
        909,603   Federal National Mortgage Association, 7.50%, 5/1/2026                                                    928,932
                  ----------------------------------------------------------------------------------------------------
        136,063   Federal National Mortgage Association, 7.50%, 6/1/2009                                                    139,295
                  ----------------------------------------------------------------------------------------------------
        122,572   Federal National Mortgage Association, 8.50%, 2/1/2025                                                    128,394
                  ----------------------------------------------------------------------------------------------------
        456,601   Federal National Mortgage Association, 7.50%, 7/1/2025                                                    467,304
                  ----------------------------------------------------------------------------------------------------
        446,413   Federal National Mortgage Association, 7.00%, 7/1/2025                                                    449,064
                  ----------------------------------------------------------------------------------------------------
        865,634   Federal National Mortgage Association, 6.50%, 9/1/2025                                                    852,468
                  ----------------------------------------------------------------------------------------------------
        793,838   Federal National Mortgage Association, 6.50%, 1/1/2003                                                    794,584
                  ----------------------------------------------------------------------------------------------------
      1,010,160   Federal National Mortgage Association, 7.00%, 7/1/2026                                                  1,012,554
                  ----------------------------------------------------------------------------------------------------
      2,705,459   Federal National Mortgage Association, 8.00%, 5/1/2027                                                  2,800,664
                  ----------------------------------------------------------------------------------------------------
        423,571   Federal National Mortgage Association, 10.50%, 1/1/2021                                                   473,738
                  ----------------------------------------------------------------------------------------------------
      1,500,000   (e)Federal National Mortgage Association, 6.00%, 1/1/2099 TBA                                           1,468,594
                  ----------------------------------------------------------------------------------------------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   PRINCIPAL                                                                                                              IN U.S.
    AMOUNT                                                                                                                DOLLARS
---------------                                                                                                        ------------
BONDS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES--CONTINUED
----------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
     $2,574,000   Government National Mortgage Association, 7.00%, 11/20/2027                                          $  2,566,767
                  ----------------------------------------------------------------------------------------------------
        587,527   Government National Mortgage Association, 10.00%, 10/15/2018                                              650,504
                  ----------------------------------------------------------------------------------------------------
        771,677   Government National Mortgage Association, 8.50%, 10/15/2022                                               815,084
                  ----------------------------------------------------------------------------------------------------
        827,449   Government National Mortgage Association, 6.50%, 1/15/2024                                                818,918
                  ----------------------------------------------------------------------------------------------------
        853,755   Government National Mortgage Association, 8.00%, 11/15/2024                                               886,838
                  ----------------------------------------------------------------------------------------------------
         99,450   Government National Mortgage Association, 9.50%, 12/15/2025                                               108,462
                  ----------------------------------------------------------------------------------------------------
        214,435   Government National Mortgage Association, 7.00%, 8/15/2024                                                215,574
                  ----------------------------------------------------------------------------------------------------
      1,742,459   Government National Mortgage Association, 7.50%, 4/15/2024                                              1,785,480
                  ----------------------------------------------------------------------------------------------------
      1,057,047   Government National Mortgage Association, 7.00%, 11/15/2024                                             1,063,326
                  ----------------------------------------------------------------------------------------------------
      1,633,230   Government National Mortgage Association, 9.00%, 11/15/2017                                             1,772,055
                  ----------------------------------------------------------------------------------------------------
      1,750,898   Government National Mortgage Association, 8.00%, 9/15/2017                                              1,838,986
                  ----------------------------------------------------------------------------------------------------
      1,800,000   Government National Mortgage Association, 7.50%, 12/15/2099                                             1,837,692
                  ---------------------------------------------------------------------------------------------------- ------------
                  TOTAL MORTGAGE-BACKED SECURITIES                                                                       39,432,025
                  ---------------------------------------------------------------------------------------------------- ------------
INVESTMENT GRADE BONDS -- 7.4%
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.1%
----------------------------------------------------------------------------------------------------------------------
        250,000   McDonnell Douglas Finance, Note, 9.40%, 10/15/2001                                                        265,000
                  ---------------------------------------------------------------------------------------------------- ------------
BANKING -- 1.0%
----------------------------------------------------------------------------------------------------------------------
        330,000   Chase Manhattan, Sub. Note, 8.00%, 5/1/2005                                                               332,871
                  ----------------------------------------------------------------------------------------------------
        250,000   Crestar Financial Corp, Sub. Note, 8.75%, 11/15/2004                                                      280,708
                  ----------------------------------------------------------------------------------------------------
        400,000   Exp-Imp BK Korea, Note, 6.50%, 5/15/2000                                                                  381,937
                  ----------------------------------------------------------------------------------------------------
        300,000   National Bank of Canada, Sub. Note, 8.125%, 8/15/2004                                                     324,687
                  ----------------------------------------------------------------------------------------------------
        285,000   PNC Funding Corp, Sub. Note, 6.875%, 7/15/2007                                                            290,273
                  ----------------------------------------------------------------------------------------------------
        400,000   Santander Finance Issuances, Bank Guarantee, 7.875%, 4/15/2005                                            426,012
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   2,036,488
                  ---------------------------------------------------------------------------------------------------- ------------
BEVERAGE & TOBACCO -- 0.1%
----------------------------------------------------------------------------------------------------------------------
        150,000   Philip Morris Cos., Inc., Deb., 6.00%, 7/15/2001                                                          146,822
                  ---------------------------------------------------------------------------------------------------- ------------
BROADCAST RADIO & TV -- 0.1%
----------------------------------------------------------------------------------------------------------------------
        250,000   SCI Television, Sr. Secd. Note, 11.00%, 6/30/2005                                                         260,448
                  ---------------------------------------------------------------------------------------------------- ------------
CABLE TELEVISION -- 0.5%
----------------------------------------------------------------------------------------------------------------------
        350,000   Continental Cablevision, Sr. Note, 8.50%, 9/15/2001                                                       372,313
                  ----------------------------------------------------------------------------------------------------
        515,000   TKR Cable Inc., 10.50%, 10/30/2007                                                                        573,092
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     945,405
                  ---------------------------------------------------------------------------------------------------- ------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   PRINCIPAL                                                                                                              IN U.S.
    AMOUNT                                                                                                                DOLLARS
---------------                                                                                                        ------------
BONDS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE BONDS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
CHEMICALS & PLASTICS -- 0.2%
----------------------------------------------------------------------------------------------------------------------
       $450,000   (a)Bayer Corp., Deb., 6.50%, 10/1/2002                                                               $    453,929
                  ---------------------------------------------------------------------------------------------------- ------------
ECOLOGICAL SERVICES & EQUIPMENT -- 0.1%
----------------------------------------------------------------------------------------------------------------------
        275,000   Waste Management, Deb., 8.75%, 5/1/2018                                                                   309,625
                  ---------------------------------------------------------------------------------------------------- ------------
EDUCATION -- 0.2%
----------------------------------------------------------------------------------------------------------------------
        375,000   Boston University, 7.625%, 7/15/2097                                                                      404,677
                  ---------------------------------------------------------------------------------------------------- ------------
ELECTRONICS -- 0.2%
----------------------------------------------------------------------------------------------------------------------
        300,000   Harris Corp, Deb., 10.375%, 12/1/2018                                                                     326,319
                  ---------------------------------------------------------------------------------------------------- ------------
FINANCE-RETAIL -- 0.1%
----------------------------------------------------------------------------------------------------------------------
        150,000   Household Finance, Deb., 6.45%, 2/1/2009                                                                  146,790
                  ---------------------------------------------------------------------------------------------------- ------------
FINANCIAL INTERMEDIARIES -- 0.8%
----------------------------------------------------------------------------------------------------------------------
        400,000   DLJ, Note, 6.875%, 11/1/2005                                                                              402,964
                  ----------------------------------------------------------------------------------------------------
        400,000   Green Tree Financial Corp, Sr. Sub. Note, 10.25%, 6/1/2002                                                459,420
                  ----------------------------------------------------------------------------------------------------
        300,000   Lehman Brothers, Inc., Sr. Sub. Note, 7.375%, 1/15/2007                                                   308,892
                  ----------------------------------------------------------------------------------------------------
        225,000   Salomon, Inc., Note, 7.20%, 2/1/2004                                                                      231,017
                  ----------------------------------------------------------------------------------------------------
        247,665   (a)World Financial, Pass Thru Cert.,  Series 96 WFP-B, 6.91%, 9/1/2013                                    255,323
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   1,657,616
                  ---------------------------------------------------------------------------------------------------- ------------
FOREST PRODUCTS -- 0.2%
----------------------------------------------------------------------------------------------------------------------
        350,000   Repap Wisconsin, Inc., 2nd Priority Sr. Secd. Note, 9.875%, 5/1/2006                                      382,165
                  ---------------------------------------------------------------------------------------------------- ------------
GOVERNMENT AGENCY -- 0.2%
----------------------------------------------------------------------------------------------------------------------
        250,000   Federal National Mortgage Association, 7.43%, 8/4/2005                                                    252,170
                  ----------------------------------------------------------------------------------------------------
        250,000   Federal National Mortgage Association, 8.59%, 2/3/2005                                                    251,228
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     503,398
                  ---------------------------------------------------------------------------------------------------- ------------
INSURANCE -- 1.2%
----------------------------------------------------------------------------------------------------------------------
        250,000   AFC Capital Trust I, Bond, 8.207%, 2/3/2027                                                               270,660
                  ----------------------------------------------------------------------------------------------------
        450,000   American General Corp., S.F. Deb., 9.625%, 2/1/2018                                                       473,697
                  ----------------------------------------------------------------------------------------------------
        350,000   Conseco, Inc., Sr. Note, 10.50%, 12/15/2004                                                               420,273
                  ----------------------------------------------------------------------------------------------------
        515,000   Continental Corp, Note, 8.25%, 4/15/1999                                                                  529,842
                  ----------------------------------------------------------------------------------------------------
        250,000   Sunamerica Inc, Medium Term Note, 7.34%, 8/30/2005                                                        260,775
                  ----------------------------------------------------------------------------------------------------
        425,000   Sunamerica, Inc., Sr. Note, 9.00%, 1/15/1999                                                              439,021
                  ----------------------------------------------------------------------------------------------------
        250,000   USF&G Corp., Company Guarantee, 8.47%, 1/10/2027                                                          264,578
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   2,658,846
                  ---------------------------------------------------------------------------------------------------- ------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   PRINCIPAL                                                                                                              IN U.S.
    AMOUNT                                                                                                                DOLLARS
---------------                                                                                                        ------------
BONDS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE BONDS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT -- 0.2%
----------------------------------------------------------------------------------------------------------------------
       $350,000   Viacom, Inc., Sr. Note, 7.75%, 6/1/2005                                                              $    353,962
                  ---------------------------------------------------------------------------------------------------- ------------
METALS & MINING -- 0.3%
----------------------------------------------------------------------------------------------------------------------
        150,000   Barrick Gold Corp., Deb., 7.50%, 5/1/2007                                                                 158,151
                  ----------------------------------------------------------------------------------------------------
        450,000   Santa Fe Pacific Gold Co, Note, 8.375%, 7/1/2005                                                          492,894
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     651,045
                  ---------------------------------------------------------------------------------------------------- ------------
OIL & GAS -- 0.2%
----------------------------------------------------------------------------------------------------------------------
        350,000   USX Corp., Note, 6.375%, 7/15/1998                                                                        351,565
                  ---------------------------------------------------------------------------------------------------- ------------
PRINTING & PUBLISHING -- 0.2%
----------------------------------------------------------------------------------------------------------------------
        400,000   News Amer Hldgs, Sr. Note, 7.50%, 3/1/2000                                                                408,924
                  ---------------------------------------------------------------------------------------------------- ------------
RETAILERS -- 0.3%
----------------------------------------------------------------------------------------------------------------------
        250,000   Harcourt General, Sr. Deb., 7.20%, 8/1/2027                                                               251,410
                  ----------------------------------------------------------------------------------------------------
        400,000   May Department Stores, Deb., 8.125%, 8/15/2035                                                            441,708
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     693,118
                  ---------------------------------------------------------------------------------------------------- ------------
SERVICES -- 0.1%
----------------------------------------------------------------------------------------------------------------------
        250,000   Loewen Group Int'l, Sr. Note, 8.25%, 4/15/2003                                                            259,523
                  ---------------------------------------------------------------------------------------------------- ------------
SOVEREIGN GOVERNMENT -- 0.7%
----------------------------------------------------------------------------------------------------------------------
        300,000   (b)Freeport Terminal (Malta), Gtd. Global Note, 7.50%, 3/29/2009                                          314,919
                  ----------------------------------------------------------------------------------------------------
        450,000   Republic of South Africa, Global Bond Deb., 9.625%, 12/15/1999                                            475,875
                  ----------------------------------------------------------------------------------------------------
        400,000   Republic of Colombia, Note, 7.25%, 2/15/2003                                                              381,800
                  ----------------------------------------------------------------------------------------------------
        375,000   Swedish Export Credit, 9.875%, 3/15/2038                                                                  397,658
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   1,570,252
                  ---------------------------------------------------------------------------------------------------- ------------
SURFACE TRANSPORTATION -- 0.1%
----------------------------------------------------------------------------------------------------------------------
        225,000   Trans Ocean Container Corp., Sr. Sub. Note, 12.25%, 7/1/2004                                              259,369
                  ---------------------------------------------------------------------------------------------------- ------------
UTILITIES -- 0.3%
----------------------------------------------------------------------------------------------------------------------
        200,000   Duke Power Co., 1st Mtg. Note, 7.00%, 9/1/2005                                                            203,390
                  ----------------------------------------------------------------------------------------------------
        250,000   Enersis S.A., Note, 7.40%, 12/1/2016                                                                      251,295
                  ----------------------------------------------------------------------------------------------------
        200,000   Gulf States Util, FMB, 6.75%, 10/1/1998                                                                   200,388
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     655,073
                  ---------------------------------------------------------------------------------------------------- ------------
                  TOTAL INVESTMENT GRADE BONDS                                                                           15,700,359
                  ---------------------------------------------------------------------------------------------------- ------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   PRINCIPAL                                                                                                              IN U.S.
    AMOUNT                                                                                                                DOLLARS
---------------                                                                                                        ------------
BONDS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- 2.5%
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.0%
----------------------------------------------------------------------------------------------------------------------
        $50,000   Tracor, Inc., Sr. Sub. Note, 8.50%, 3/1/2007                                                         $     50,250
                  ---------------------------------------------------------------------------------------------------- ------------
AUTOMOBILE -- 0.1%
----------------------------------------------------------------------------------------------------------------------
         38,000   Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004                                                42,370
                  ----------------------------------------------------------------------------------------------------
         50,000   Collins & Aikman Products, Sr. Sub. Note, 11.50%, 4/15/2006                                                56,750
                  ----------------------------------------------------------------------------------------------------
         50,000   Oxford Automotive, Inc., Sr. Sub. Note, 10.125%, 6/15/2007                                                 52,375
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     151,495
                  ---------------------------------------------------------------------------------------------------- ------------
BANKING -- 0.0%
----------------------------------------------------------------------------------------------------------------------
         75,000   First Nationwide Escrow , Sr. Sub. Note, 10.625%, 10/1/2003                                                83,813
                  ---------------------------------------------------------------------------------------------------- ------------
BROADCAST RADIO & TV -- 0.3%
----------------------------------------------------------------------------------------------------------------------
         50,000   (a)ACME Television, LLC, Sr. Disc. Note, 9/30/2004                                                         36,750
                  ----------------------------------------------------------------------------------------------------
                  American Radio Systems Corp., 525 Exchangeable Pfd. Shares Stock, 11.375%                                  61,950
                  ----------------------------------------------------------------------------------------------------
                  Capstar Broadcasting Partners, Inc., 500 Sr. Pfd., $12.00                                                  56,375
                  ----------------------------------------------------------------------------------------------------
                  Chancellor Media Corp., 529 Exchangeable Pfd. Shares Stock, $12.00                                         62,687
                  ----------------------------------------------------------------------------------------------------
         50,000   (a)Fox/Liberty Networks, LLC, Sr. Disc. Note, 8/15/2007                                                    31,375
                  ----------------------------------------------------------------------------------------------------
         50,000   Jacor Communications, Inc, Sr. Sub. Note, 9.75%, 12/15/2006                                                53,375
                  ----------------------------------------------------------------------------------------------------
         50,000   Outdoor Systems, Inc., Sr. Sub. Note, 8.875%, 6/15/2007                                                    52,000
                  ----------------------------------------------------------------------------------------------------
                  (a)Sinclair Broadcast Group, Inc., Pfd., 500 Shares Series A $11.625                                       55,250
                  ----------------------------------------------------------------------------------------------------
         50,000   Sinclair Broadcast Group, Sr. Sub. Note, 9.00%, 7/15/2007                                                  50,625
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     460,387
                  ---------------------------------------------------------------------------------------------------- ------------
BUSINESS EQUIPMENT & SERVICES -- 0.1%
----------------------------------------------------------------------------------------------------------------------
         50,000   (a)Dialog Corporation plc, Sr. Sub. Note, 11.00%, 11/15/2007                                               51,125
                  ----------------------------------------------------------------------------------------------------
         32,000   Knoll, Inc., Sr. Sub. Note, 10.875%, 3/15/2006                                                             35,840
                  ----------------------------------------------------------------------------------------------------
         50,000   Outsourcing Solutions Inc, Sr. Sub. Note, 11.00%, 11/1/2006                                                56,000
                  ----------------------------------------------------------------------------------------------------
         17,000   United Stationers Supply, Sr. Sub. Note, 12.75%, 5/1/2005                                                  19,423
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     162,388
                  ---------------------------------------------------------------------------------------------------- ------------
CABLE TELEVISION -- 0.3%
----------------------------------------------------------------------------------------------------------------------
             13   (a)(b)CS Wireless Systems, Inc., unit, 0/11.75%, 3/1/2006                                                       0
                  ----------------------------------------------------------------------------------------------------
         50,000   Cablevision Systems Corp., Sr. Sub. Note, 9.875%, 5/15/2006                                                54,375
                  ----------------------------------------------------------------------------------------------------
         50,000   Charter Communication Southeast, Sr. Note, 11.25%, 3/15/2006                                               55,750
                  ----------------------------------------------------------------------------------------------------
        125,000   (a)Diamond Cable, Sr. Disc. Note, 0/10.75%, 2/15/2007                                                      83,125
                  ----------------------------------------------------------------------------------------------------
         50,000   Echostar Satellite Broadcasting Corp. Sr. Disc. Note, 0/13.125%, 3/15/2004                                 41,750
                  ----------------------------------------------------------------------------------------------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   PRINCIPAL                                                                                                              IN U.S.
    AMOUNT                                                                                                                DOLLARS
---------------                                                                                                        ------------
BONDS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
        $50,000   FrontierVision Holdings, 9/15/2007                                                                   $     34,875
                  ----------------------------------------------------------------------------------------------------
        100,000   International Cabletel, Sr. Disc. Note, 0/12.75%, 4/15/2005                                                82,500
                  ----------------------------------------------------------------------------------------------------
         50,000   Lenfest Communication, Sr. Note, 8.375%, 11/1/2005                                                         50,438
                  ----------------------------------------------------------------------------------------------------
         50,000   Pegasus Communications , Sr. Note, 9.625%, 10/15/2005                                                      50,250
                  ----------------------------------------------------------------------------------------------------
         25,000   Pegasus Media , Note, 12.50%, 7/1/2005                                                                     28,625
                  ----------------------------------------------------------------------------------------------------
         50,000   Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note, 10.00%, 3/15/2005                                   54,750
                  ----------------------------------------------------------------------------------------------------
        100,000   Telewest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007                                                          76,750
                  ----------------------------------------------------------------------------------------------------
         50,000   UIH Australia/Pacific, Sr. Disc. Note, 0/14.00%, 5/15/2006                                                 32,750
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     645,938
                  ---------------------------------------------------------------------------------------------------- ------------
CHEMICALS & PLASTICS -- 0.0%
----------------------------------------------------------------------------------------------------------------------
         25,000   RBX Corp., Sr. Sub. Note,  Series B, 11.25%, 10/15/2005                                                    21,500
                  ---------------------------------------------------------------------------------------------------- ------------
CLOTHING & TEXTILES -- 0.1%
----------------------------------------------------------------------------------------------------------------------
         50,000   (a)Glenoit Corporation, Sr. Sub. Note, 11.00%, 4/15/2007                                                   54,250
                  ----------------------------------------------------------------------------------------------------
         50,000   Pillowtex Corp., Sr. Sub. Note, 10.00%, 11/15/2006                                                         53,250
                  ----------------------------------------------------------------------------------------------------
         75,000   Westpoint Stevens, Inc., Sr. Sub. Deb., 9.375%, 12/15/2005                                                 78,938
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     186,438
                  ---------------------------------------------------------------------------------------------------- ------------
CONSUMER PRODUCTS -- 0.1%
----------------------------------------------------------------------------------------------------------------------
         50,000   Herff Jones, Inc., Sr. Sub. Note, 11.00%, 8/15/2005                                                        54,500
                  ----------------------------------------------------------------------------------------------------
         50,000   ICON Fitness Corp., Sr. Disc. Note, 11/15/2006                                                             29,250
                  ----------------------------------------------------------------------------------------------------
         50,000   Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                                            50,375
                  ----------------------------------------------------------------------------------------------------
         50,000   Renaissance Cosmetics, Inc.,Sr. Note, 11.75%, 2/15/2004                                                    47,250
                  ----------------------------------------------------------------------------------------------------
         50,000   Revlon Consumer Products, Sr. Sub. Note, 10.50%, 2/15/2003                                                 53,063
                  ----------------------------------------------------------------------------------------------------
         50,000   Simmons Co., Sr. Sub. Note, 10.75%, 4/15/2006                                                              52,500
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     286,938
                  ---------------------------------------------------------------------------------------------------- ------------
ECOLOGICAL SERVICES & EQUIPMENT -- 0.0%
----------------------------------------------------------------------------------------------------------------------
         50,000   (a)Allied Waste N.A., Inc., Company Guarantee, 10.25%, 12/1/2006                                           54,750
                  ---------------------------------------------------------------------------------------------------- ------------
ELECTRONICS -- 0.0%
----------------------------------------------------------------------------------------------------------------------
         50,000   (a)Fairchild Semiconductor, Sr. Sub., 10.125%, 3/15/2007                                                   53,000
                  ----------------------------------------------------------------------------------------------------
         50,000   (a)Viasystems, Inc., Sr. Sub. Note, 9.75%, 6/1/2007                                                        51,875
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     104,875
                  ---------------------------------------------------------------------------------------------------- ------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   PRINCIPAL                                                                                                              IN U.S.
    AMOUNT                                                                                                                DOLLARS
---------------                                                                                                        ------------
BONDS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILERS -- 0.1%
----------------------------------------------------------------------------------------------------------------------
        $25,000   Carr Gottstein Foods Co., Sr. Sub. Note, 12.00%, 11/15/2005                                          $     27,875
                  ----------------------------------------------------------------------------------------------------
         50,000   Digiorgio Corp., Sr. Note, 10.00%, 6/15/2007                                                               49,250
                  ----------------------------------------------------------------------------------------------------
         50,000   Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                                                           56,375
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     133,500
                  ---------------------------------------------------------------------------------------------------- ------------
FOOD PRODUCTS -- 0.0%
----------------------------------------------------------------------------------------------------------------------
         50,000   International Home Foods, Sr. Sub. Note, 10.375%, 11/1/2006                                                54,750
                  ----------------------------------------------------------------------------------------------------
         25,000   Van De Kamp's, Inc., Sr. Sub. Note, 12.00%, 9/15/2005                                                      27,875
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                      82,625
                  ---------------------------------------------------------------------------------------------------- ------------
FOOD SERVICES -- 0.0%
----------------------------------------------------------------------------------------------------------------------
         50,000   (a)AmeriServe Food Dist. Inc, Sr. Sub. Note, 10.125%, 7/15/2007                                            52,000
                  ---------------------------------------------------------------------------------------------------- ------------
FOREST PRODUCTS -- 0.0%
----------------------------------------------------------------------------------------------------------------------
         25,000   Four M Corp., Sr. Note, 12.00%, 6/1/2006                                                                   26,750
                  ----------------------------------------------------------------------------------------------------
         50,000   Stone Container, Sr. Note, 11.50%, 10/1/2004                                                               54,750
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                      81,500
                  ---------------------------------------------------------------------------------------------------- ------------
HEALTHCARE -- 0.1%
----------------------------------------------------------------------------------------------------------------------
         50,000   Dade International, Inc., Sr. Sub. Note, 11.125%, 5/1/2006                                                 55,875
                  ----------------------------------------------------------------------------------------------------
         50,000   Tenet Healthcare, Sr. Sub. Note, 10.125%, 3/1/2005                                                         54,313
                  ----------------------------------------------------------------------------------------------------
         50,000   Tenet Healthcare, Sr. Sub. Note, 8.625%, 1/15/2007                                                         51,375
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     161,563
                  ---------------------------------------------------------------------------------------------------- ------------
HOME PRODUCTS & FURNISHINGS -- 0.0%
----------------------------------------------------------------------------------------------------------------------
         50,000   (a)Werner Holding Co. Inc., Sr. Sub. Note, 10.00%, 11/15/2007                                              51,250
                  ---------------------------------------------------------------------------------------------------- ------------
HOTELS, MOTELS, INNS & CASINOS -- 0.0%
----------------------------------------------------------------------------------------------------------------------
         50,000   Courtyard By Marriott, Sr. Note, 10.75%, 2/1/2008                                                          54,375
                  ----------------------------------------------------------------------------------------------------- ------------
INDUSTRIAL PRODUCTS & EQUIPMENT -- 0.1%
----------------------------------------------------------------------------------------------------------------------
         25,000   Cabot Safety Corp., Sr. Sub. Note, 12.50%, 7/15/2005                                                       28,125
                  ----------------------------------------------------------------------------------------------------
         50,000   (a)Continental Global, Inc., Sr. Note, 11.00%, 4/1/2007                                                    53,750
                  ----------------------------------------------------------------------------------------------------
         50,000   Euramax International Plc, Sr. Sub. Note, 11.25%, 10/1/2006                                                54,375
                  ----------------------------------------------------------------------------------------------------
         50,000   (a)Roller Bearing Co. of America, Inc., Sr. Sub. Note, 9.625%, 6/15/2007                                   50,625
                  ----------------------------------------------------------------------------------------------------
         50,000   Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003                                                      51,750
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     238,625
                  ---------------------------------------------------------------------------------------------------- ------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   PRINCIPAL                                                                                                              IN U.S.
    AMOUNT                                                                                                                DOLLARS
---------------                                                                                                        ------------
BONDS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT -- 0.2%
----------------------------------------------------------------------------------------------------------------------
       $100,000   AMF Group, Inc., Sr. Sub. Disc. Note, 0/12.25%, 3/15/2006                                            $     78,000
                  ----------------------------------------------------------------------------------------------------
         25,000   Cobblestone Golf, Sr. Note, 11.50%, 6/1/2003                                                               27,125
                  ----------------------------------------------------------------------------------------------------
         50,000   (a)Livent Inc., Sr. Note, 9.375%, 10/15/2004                                                               50,000
                  ----------------------------------------------------------------------------------------------------
         50,000   Premier Parks, Sr. Note, 9.75%, 1/15/2007                                                                  53,500
                  ----------------------------------------------------------------------------------------------------
         50,000   Six Flags Theme Parks, Sr. Sub. Disc. Note, 0/12.25%, 6/15/2005                                            53,000
                  ----------------------------------------------------------------------------------------------------
         50,000   Viacom Inc, Sub. Deb., 8.00%, 7/7/2006                                                                     50,000
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     311,625
                  ---------------------------------------------------------------------------------------------------- ------------
MACHINERY & EQUIPMENT -- 0.1%
----------------------------------------------------------------------------------------------------------------------
         50,000   Alvey Systems, Sr. Sub. Note, 11.375%, 1/31/2003                                                           53,250
                  ----------------------------------------------------------------------------------------------------
         50,000   Clark Material Handling , Sr. Note, 10.75%, 11/15/2006                                                     53,000
                  ----------------------------------------------------------------------------------------------------
         50,000   (a)National Equipment  Serv., Sr. Sub. Note, 10.00%, 11/30/2004                                            49,250
                  ----------------------------------------------------------------------------------------------------
         50,000   Tokheim Corp., Sr. Sub. Note, 11.50%, 8/1/2006                                                             56,750
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     212,250
                  ---------------------------------------------------------------------------------------------------- ------------
OIL & GAS -- 0.1%
----------------------------------------------------------------------------------------------------------------------
         50,000   Abraxas Petroleum Corp., Sr. Note, 11.50%, 11/1/2004                                                       54,438
                  ----------------------------------------------------------------------------------------------------
         50,000   Falcon Drilling Company, Sr. Note, 9.75%, 1/15/2001                                                        52,500
                  ----------------------------------------------------------------------------------------------------
         50,000   Forcenergy Inc., Sr. Sub. Note, 9.50%, 11/1/2006                                                           52,875
                  ----------------------------------------------------------------------------------------------------
         50,000   United Meridian Corp., Sr. Sub. Note, 10.375%, 10/15/2005                                                  54,250
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     214,063
                  ---------------------------------------------------------------------------------------------------- ------------
PRINTING & PUBLISHING -- 0.1%
----------------------------------------------------------------------------------------------------------------------
         50,000   Garden State Newspapers, Inc., Sr. Sub. Note, 12.00%, 7/1/2004                                             56,250
                  ----------------------------------------------------------------------------------------------------
         50,000   Hollinger International, Sr. Sub. Note, 9.25%, 3/15/2007                                                   52,000
                  ----------------------------------------------------------------------------------------------------
                  Primedia, Inc., Pfd., 500 Series D, $10.00                                                                 51,875
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     160,125
                  ---------------------------------------------------------------------------------------------------- ------------
STEEL -- 0.0%
----------------------------------------------------------------------------------------------------------------------
         50,000   GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004                                            55,250
                  ---------------------------------------------------------------------------------------------------- ------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

                                                                                                                           VALUE
   PRINCIPAL                                                                                                              IN U.S.
    AMOUNT                                                                                                                DOLLARS
---------------                                                                                                        ------------
BONDS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
SURFACE TRANSPORTATION -- 0.1%
----------------------------------------------------------------------------------------------------------------------
        $25,000   Ameritruck Distribution, Sr. Sub. Note, 12.25%, 11/15/2005                                           $     26,375
                  ----------------------------------------------------------------------------------------------------
         50,000   Gearbulk Holding Limited, Sr. Note, 11.25%, 12/1/2004                                                      55,063
                  ----------------------------------------------------------------------------------------------------
         50,000   Statia Terminals, 1st Mtg. Note, 11.75%, 11/15/2003                                                        53,000
                  ----------------------------------------------------------------------------------------------------
         50,000   Stena AB, Sr. Note, 10.50%, 12/15/2005                                                                     54,688
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     189,126
                  ---------------------------------------------------------------------------------------------------- ------------
TELECOMMUNICATIONS & CELLULAR -- 0.5%
----------------------------------------------------------------------------------------------------------------------
        100,000   Brooks Fiber Properties, Inc. Sr. Disc. Note, 0/10.875%, 3/1/2006                                          82,750
                  ----------------------------------------------------------------------------------------------------
         75,000   Call-Net Enterprises, Inc, Sr. Disc. Note, 8/15/2007                                                       50,625
                  ----------------------------------------------------------------------------------------------------
         50,000   Comcast Cellular Holdings, Sr. Note, 9.50%, 5/1/2007                                                       52,250
                  ----------------------------------------------------------------------------------------------------
         50,000   (a)Hermes Europe Railtel B.V, Sr. Note, 11.50%, 8/15/2007                                                  55,000
                  ----------------------------------------------------------------------------------------------------
        100,000   Intermedia Communications, Sr. Disc. Note, 0/12.50%, 5/15/2006                                             78,000
                  ----------------------------------------------------------------------------------------------------
         50,000   (a)Mcleod USA Incorporated, Sr. Note, 9.250%, 7/15/2007                                                    51,000
                  ----------------------------------------------------------------------------------------------------
         50,000   (a)Metronet Communications, Unit, 12.00%, 8/15/2007                                                        56,750
                  ----------------------------------------------------------------------------------------------------
         50,000   Millicom International, Sr. Disc. Note, 0/13.50%, 6/1/2006                                                 36,500
                  ----------------------------------------------------------------------------------------------------
                  (b)NEXTEL Communications, Inc., 116 Class A                                                                 2,929
                  ----------------------------------------------------------------------------------------------------
         75,000   NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.75%, 8/15/2004                                            65,063
                  ----------------------------------------------------------------------------------------------------
         50,000   Paging Network, Inc., Sr. Sub. Note, 10.00%, 10/15/2008                                                    51,875
                  ----------------------------------------------------------------------------------------------------
         50,000   (a)Qwest Communications, Sr. Note, 10.875%, 4/1/2007                                                       55,750
                  ----------------------------------------------------------------------------------------------------
         50,000   (a)RCN Corporation, Sr. Disc. Note, 0/11.125%, 10/15/2007                                                  29,250
                  ----------------------------------------------------------------------------------------------------
         50,000   Sygnet Wireless, Inc., Sr. Note, 11.50%, 10/1/2006                                                         54,250
                  ----------------------------------------------------------------------------------------------------
        100,000   Teleport Communications, Sr. Disc. Note, 0/11.125%, 7/1/2007                                               79,625
                  ----------------------------------------------------------------------------------------------------
         50,000   (a)Telesystem International, Sr. Disc. Note, 6/30/2007                                                     30,875
                  ----------------------------------------------------------------------------------------------------
         50,000   (a)Teligent, Inc., Sr. Note, 11.50%, 12/1/2007                                                             50,250
                  ----------------------------------------------------------------------------------------------------
         50,000   Vanguard Cellular Systems, Deb., 9.375%, 4/15/2006                                                         52,375
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     935,117
                  ---------------------------------------------------------------------------------------------------- ------------
UTILITIES -- 0.1%
----------------------------------------------------------------------------------------------------------------------
         50,000   California Energy Co., Sr. Note, 10.25%, 1/15/2004                                                         54,250
                  ----------------------------------------------------------------------------------------------------
                  El Paso Electric Co., 604 PIK Pfd., Shares Series A, 11.40%                                                66,138
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     120,388
                  ---------------------------------------------------------------------------------------------------- ------------
                  TOTAL HIGH YIELD BONDS                                                                                  5,262,154
                  ---------------------------------------------------------------------------------------------------- ------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

   FOREIGN                                                                                                                 VALUE
 CURRENCY PAR                                                                                                             IN U.S.
    AMOUNT                                                                                                                DOLLARS
---------------                                                                                                        ------------
BONDS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- 4.7%
----------------------------------------------------------------------------------------------------------------------
AUSTRALIAN DOLLAR -- 0.2%
----------------------------------------------------------------------------------------------------------------------
        315,000   Federal National Mortgage Association, 6.50%, 7/10/2002                                              $    219,534
                  ----------------------------------------------------------------------------------------------------
        128,000   Queensland Treas-Global , Local Government Guarantee, Deb., 10.50%, 5/15/2003                             104,772
                  ----------------------------------------------------------------------------------------------------
         25,000   West Aust T Corp, Local Government Guarantee, 8.00%, 7/15/2003                                             18,541
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     342,847
                  ---------------------------------------------------------------------------------------------------- ------------
BELGIAN FRANC -- 0.1%
----------------------------------------------------------------------------------------------------------------------
      2,112,000   Belgian Govt., Bond, 6.50%, 3/31/2005                                                                      61,733
                  ----------------------------------------------------------------------------------------------------
      6,000,000   Belgium Kingdom, 7.75%, 10/15/2004                                                                        187,069
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     248,802
                  ---------------------------------------------------------------------------------------------------- ------------
CANADIAN DOLLAR -- 0.3%
----------------------------------------------------------------------------------------------------------------------
        290,000   Canada Government, Deb., 6.50%, 6/1/2004                                                                  215,416
                  ----------------------------------------------------------------------------------------------------
        375,000   Ontario Hydro, 9.00%, 6/24/2002                                                                           302,111
                  ----------------------------------------------------------------------------------------------------
        102,000   Ontario Hydro, Bond, 7.75%, 11/3/2005                                                                      80,758
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     598,285
                  ---------------------------------------------------------------------------------------------------- ------------
DANISH KRONE -- 0.2%
----------------------------------------------------------------------------------------------------------------------
      1,844,000   Denmark - Bullet, Bond, 8.00%, 3/15/2006                                                                  313,780
                  ----------------------------------------------------------------------------------------------------
      1,200,000   Denmark, 8.00%, 5/15/2003                                                                                 200,298
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     514,078
                  ---------------------------------------------------------------------------------------------------- ------------
FRENCH FRANC -- 0.2%
----------------------------------------------------------------------------------------------------------------------
         28,000   France O.A.T., Deb., 8.25%, 4/25/2022                                                                      39,628
                  ----------------------------------------------------------------------------------------------------
      1,044,000   France O.A.T., Bond, 7.25%, 4/25/2006                                                                     199,664
                  ----------------------------------------------------------------------------------------------------
        150,500   France O.A.T., Bond, 7.50%, 4/25/2005                                                                     189,546
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     428,838
                  ---------------------------------------------------------------------------------------------------- ------------
DEUTSCHE MARK -- 1.1%
----------------------------------------------------------------------------------------------------------------------
        137,000   DG-HYPBK 5.75%, 1/22/2007                                                                                  78,541
                  ----------------------------------------------------------------------------------------------------
        188,000   Deutschland Republic, Deb., 6.25%, 1/4/2024                                                               109,666
                  ----------------------------------------------------------------------------------------------------
     33,000,000   KFW International Finance, 6.00%, 11/29/1999                                                              286,108
                  ----------------------------------------------------------------------------------------------------
        350,000   KFW International Finance, Bank Guarantee, 6.75%, 6/20/2005                                               212,362
                  ----------------------------------------------------------------------------------------------------
      1,400,000   KFW International Finance, 7.00%, 5/12/2000                                                               250,377
                  ----------------------------------------------------------------------------------------------------
        280,000   Tennessee Valley Authority - Global Bond, 6.375%, 9/18/2006                                               166,476
                  ----------------------------------------------------------------------------------------------------
      1,100,000   Treuhandanstalt, 7.75%, 10/1/2002                                                                         694,806
                  ----------------------------------------------------------------------------------------------------
        744,000   Treuhandanstalt, Foreign Gov't. Guarantee, 6.875%, 6/11/2003                                              456,103
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   2,254,439
                  ---------------------------------------------------------------------------------------------------- ------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

   FOREIGN                                                                                                                 VALUE
 CURRENCY PAR                                                                                                             IN U.S.
    AMOUNT                                                                                                                DOLLARS
---------------                                                                                                        ------------
BONDS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
GREEK DRACHMA -- 0.1%
----------------------------------------------------------------------------------------------------------------------
     34,000,000   Hellenic Republic, FRN 14.00%, 10/23/2003                                                            $    116,877
                  ---------------------------------------------------------------------------------------------------- ------------
ITALIAN LIRA -- 0.5%
----------------------------------------------------------------------------------------------------------------------
    110,000,000   BTPS, Bond, 10.50%, 11/1/2000                                                                              72,390
                  ----------------------------------------------------------------------------------------------------
    520,000,000   BTPS, Deb., 12.00%, 5/18/1999                                                                             327,486
                  ----------------------------------------------------------------------------------------------------
  1,040,000,000   Buoni Poliennali Del Tes, 9.50%, 1/1/2005                                                                 730,226
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   1,130,102
                  ---------------------------------------------------------------------------------------------------- ------------
JAPANESE YEN -- 0.5%
----------------------------------------------------------------------------------------------------------------------
     65,000,000   Export-Import Bank Japan, 4.375%, 10/1/2003                                                               591,302
                  ----------------------------------------------------------------------------------------------------
     42,000,000   Interamerican Development, Deb., 7.25%, 5/15/2000                                                         381,538
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     972,840
                  ---------------------------------------------------------------------------------------------------- ------------
NETHERLAND GUILDER -- 0.3%
----------------------------------------------------------------------------------------------------------------------
         70,000   Bank Ned Gemeenten, Bond, 6.375%, 1/4/2006                                                                 37,108
                  ----------------------------------------------------------------------------------------------------
         30,000   Bank Ned Gemeenten, Bond, 7.75%, 12/20/2004                                                                17,058
                  ----------------------------------------------------------------------------------------------------
         90,000   Lkb-global Bd, Bank Guarantee, 6.00%, 1/25/2006                                                            52,285
                  ----------------------------------------------------------------------------------------------------
        700,000   Netherlands Government, 5.75%, 1/15/2004                                                                  362,628
                  ----------------------------------------------------------------------------------------------------
        210,000   Netherlands Government, 6.00%, 1/15/2006                                                                  110,004
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     579,083
                  ---------------------------------------------------------------------------------------------------- ------------
NEW ZEALAND DOLLAR -- 0.0%
----------------------------------------------------------------------------------------------------------------------
        143,000   New Zealand Government, 8.00%, 2/15/2001                                                                   91,003
                  ----------------------------------------------------------------------------------------------------
        105,000   New Zealand Government, Bond, 8.00%, 7/15/1998                                                             65,071
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     156,074
                  ---------------------------------------------------------------------------------------------------- ------------
NORWEGIAN KRONE -- 0.1%
----------------------------------------------------------------------------------------------------------------------
        800,000   NGB Bond, 9.00%, 1/31/1999                                                                                116,895
                  ----------------------------------------------------------------------------------------------------
        630,000   Norwegian Government, Bond, 7.00%, 5/31/2001                                                               93,168
                  ----------------------------------------------------------------------------------------------------
        473,000   Norwegian Government, Foreign Government Guarantee, 5.75%, 11/30/2004                                      66,983
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     277,046
                  ---------------------------------------------------------------------------------------------------- ------------
PORTUGUESE ESCUDO -- 0.0%
----------------------------------------------------------------------------------------------------------------------
     10,250,000   Portuguese Ot's, Bond, 11.875%, 2/23/2000                                                                  64,947
                  ---------------------------------------------------------------------------------------------------- ------------

                                FEDERATED MANAGED GROWTH AND INCOME FUND

   FOREIGN                                                                                                                 VALUE
 CURRENCY PAR                                                                                                             IN U.S.
    AMOUNT                                                                                                                DOLLARS
---------------                                                                                                        ------------
BONDS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- CONTINUED
----------------------------------------------------------------------------------------------------------------------
SPANISH PESETA -- 0.3%
----------------------------------------------------------------------------------------------------------------------
     40,000,000   Spanish Government, Bond,10.00%, 2/28/2005                                                           $    337,804
                  ----------------------------------------------------------------------------------------------------
     29,000,000   Spanish Government, Bond, 8.80%, 4/30/2006                                                                234,192
                  ----------------------------------------------------------------------------------------------------
      6,510,000   Spanish Government, Bond, 9.40%, 4/30/1999                                                                 46,370
                  ----------------------------------------------------------------------------------------------------
      6,480,000   Spanish Government, Deb., 10.10%, 2/28/2001                                                                49,961
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     668,327
                  ---------------------------------------------------------------------------------------------------- ------------
SWEDISH KRONA -- 0.2%
----------------------------------------------------------------------------------------------------------------------
      1,000,000   Stadshypotekskas, Foreign Government Guarantee,  Series 1551, 7.50%, 3/17/1999                            132,257
                  ----------------------------------------------------------------------------------------------------
      2,300,000   Sweden, 6.00%, 2/9/2005                                                                                   294,584
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                     426,841
                  ---------------------------------------------------------------------------------------------------- ------------
UNITED KINGDOM POUND -- 0.6%
-----------------------------------------------------------------------------------------------------------------------
        127,000   British Gas PLC, 8.875%, 7/8/2008                                                                         238,218
                  ----------------------------------------------------------------------------------------------------
        108,000   U.K. Treasury, Deb., 8.50%, 12/7/2005                                                                     203,890
                  ----------------------------------------------------------------------------------------------------
        365,000   UK Conversion, 9.00%, 3/3/2000                                                                            639,951
                  ----------------------------------------------------------------------------------------------------
        108,000   United Kingdom Treasury, Bond, 7.50%, 12/7/2006                                                           194,086
                  ----------------------------------------------------------------------------------------------------
         30,000   United Kingdom Treasury, Bond, 8.00%, 12/7/2015                                                            58,805
                  ---------------------------------------------------------------------------------------------------- ------------
                  Total                                                                                                   1,334,950
                  ---------------------------------------------------------------------------------------------------- ------------
                  TOTAL FOREIGN BONDS                                                                                    10,114,376
                  ---------------------------------------------------------------------------------------------------- ------------
                  TOTAL BONDS (IDENTIFIED COST $152,788,627)                                                            139,010,377
                  ---------------------------------------------------------------------------------------------------- ------------
                  TOTAL INVESTMENTS (IDENTIFIED COST $200,602,411)(D)                                                  $213,209,523
                  ---------------------------------------------------------------------------------------------------- ------------

  * The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividends and capital gain payments to shareholders and corporate actions while maintaining exposure to the index and minimize trading costs. The underlying face amount, at value of open index futures contracts is $1,079,625 at November
    30, 1997, which represents 0.5% of net assets. Taking into consideration these open index futures contracts, the Fund's effective total exposure to stocks is 31.5%, and increasing the total exposure to small company stocks is 3.0%.

(a) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1997, these securities amounted to $2,221,893 which represents 1.04% of net assets.

(b) Non-income producing security.

(c) The repurchase agreements are full collateralized by U.S. government and/or agency obligations. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $200,685,920.
    The net unrealized appreciation of investments on a federal tax basis amounts to $12,523,603 which is comprised of $15,678,887 appreciation and $3,155,284 depreciation at November 30, 1997.

(e) This security is subject to dollar roll transactions.

    Certain securities may be classified in multiple categorizations based on purpose of individual purchases.

                                FEDERATED MANAGED GROWTH AND INCOME FUND

Note: The categories of investments are shown as a percentage of net assets ($212,226,797) at November 30, 1997.

The following acronyms are used throughout this portfolio:

ADR -- American Depository Receipt FRN -- Floating Rate Note GTD -- Guaranty LLC
-- Limited Liability Corporation PIK -- Payment in Kind PLC -- Public Limited
Company PP -- Principal Payment SA -- Support Agreement SPA -- Standby Purchase
Agreement TBA -- To Be Announced TRANs -- Tax and Revenue Anticipation Notes

(See Notes which are an integral part of the Financial Statements)






                                  STATEMENT OF ASSETS AND LIABILITIES

                                FEDERATED MANAGED GROWTH AND INCOME FUND
                                           NOVEMBER 30, 1997
ASSETS:
-------------------------------------------------------------------------------------------------------------
Total investments in securities, at value (identified cost $200,602,411,
and tax cost $200,685,920)                                                                       $213,209,523
-------------------------------------------------------------------------------------------------------------
Cash                                                                                                    3,580
-------------------------------------------------------------------------------------------------------------
Cash denominated in foreign currencies (at identified cost $640)                                          626
-------------------------------------------------------------------------------------------------------------
Income receivable                                                                                   1,863,155
-------------------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                     2,158,518
-------------------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                            310,199
-------------------------------------------------------------------------------------------------------------
Deferred organizational costs                                                                          52,013
-------------------------------------------------------------------------------------------------------------
Other assets                                                                                           14,303
----------------------------------------------------------------------------------------------   ------------
   Total assets                                                                                   217,611,917
----------------------------------------------------------------------------------------------
LIABILITIES:
----------------------------------------------------------------------------------------------
Payable for investments purchased                                                 $  3,732,386
----------------------------------------------------------------------------------------------
Payable for shares redeemed                                                             82,360
----------------------------------------------------------------------------------------------
Net payable for foreign currency exchange contracts purchased                              522
----------------------------------------------------------------------------------------------
Payable for dollar roll transactions                                                 1,494,948
----------------------------------------------------------------------------------------------
Payable for taxes withheld                                                               1,775
----------------------------------------------------------------------------------------------
Payable for daily variation margin                                                         625
----------------------------------------------------------------------------------------------
Accrued expenses                                                                        72,504
-------------------------------------------------------------------------------   ------------
   Total liabilities                                                                                5,385,120
----------------------------------------------------------------------------------------------   ------------
NET ASSETS for 17,721,265 shares outstanding                                                     $212,226,797
----------------------------------------------------------------------------------------------   ============
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------------
Paid in capital                                                                                  $187,336,495
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and translation of assets
and liabilities in foreign currency                                                                12,609,822
-------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments, foreign currency
transactions and futures contracts                                                                 10,956,599
-------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                 1,323,881
----------------------------------------------------------------------------------------------   ------------
   Total Net Assets                                                                              $212,226,797
----------------------------------------------------------------------------------------------   ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:
-------------------------------------------------------------------------------------------------------------
$164,727,526 [DIVIDED BY] 13,751,196 shares outstanding                                                $11.98
----------------------------------------------------------------------------------------------   ============
SELECT SHARES:
-------------------------------------------------------------------------------------------------------------
$47,499,271 [DIVIDED BY] 3,970,069 shares outstanding                                                  $11.96
----------------------------------------------------------------------------------------------   ============

(See Notes which are an integral part of the Financial Statements)





                                         STATEMENT OF OPERATIONS

                                FEDERATED MANAGED GROWTH AND INCOME FUND
                                       YEAR ENDED NOVEMBER 30, 1997

INVESTMENT INCOME:
----------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $28,415)                                            $   1,346,997
----------------------------------------------------------------------------------------------
Interest (net of dollar roll expense of $39,319) (net of foreign taxes withheld of $1,275)          9,532,769
----------------------------------------------------------------------------------------------   ------------
   Total income                                                                                    10,879,766
----------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------------------
Investment advisory fee                                                           $  1,535,953
----------------------------------------------------------------------------------------------
Administrative personnel and services fee                                              155,085
----------------------------------------------------------------------------------------------
Custodian fees                                                                         104,479
----------------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                               124,840
----------------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                5,042
----------------------------------------------------------------------------------------------
Auditing fees                                                                           16,953
----------------------------------------------------------------------------------------------
Legal fees                                                                               4,034
----------------------------------------------------------------------------------------------
Portfolio accounting fees                                                               90,078
----------------------------------------------------------------------------------------------
Distribution services fee -- Select Shares                                             344,598
----------------------------------------------------------------------------------------------
Shareholder services fee -- Institutional Shares                                       397,118
----------------------------------------------------------------------------------------------
Shareholder services fee -- Select Shares                                              114,866
----------------------------------------------------------------------------------------------
Share registration costs                                                                41,496
----------------------------------------------------------------------------------------------
Printing and postage                                                                    51,550
----------------------------------------------------------------------------------------------
Insurance premiums                                                                       4,444
----------------------------------------------------------------------------------------------
Taxes                                                                                    3,012
----------------------------------------------------------------------------------------------
Miscellaneous                                                                           21,955
------------------------------------------------------------------------------    ------------
   Total expenses                                                                    3,015,503
------------------------------------------------------------------------------
Waivers --
---------------------------------------------------------------
   Waiver of investment advisory fee                             $   (101,972)
---------------------------------------------------------------
   Waiver of distribution services fee -- Select Shares              (114,866)
---------------------------------------------------------------
   Waiver of shareholder services fee -- Institutional Shares        (317,695)
---------------------------------------------------------------   ------------
      Total waivers                                                                   (534,533)
-------------------------------------------------------------------------------   ------------
         Net expenses                                                                               2,480,970
----------------------------------------------------------------------------------------------   ============
            Net investment income                                                                   8,398,796
----------------------------------------------------------------------------------------------   ============
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
----------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions                                 10,949,153
----------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of investments and translation of
assets and liabilities in foreign currency                                                          2,187,689
----------------------------------------------------------------------------------------------   ============
Net realized and unrealized gain on investments and foreign currency                               13,136,842
----------------------------------------------------------------------------------------------   ============
Change in net assets resulting from operations                                                  $  21,535,638
----------------------------------------------------------------------------------------------   ============

(See Notes which are an integral part of the Financial Statements)






                                   STATEMENT OF CHANGES IN NET ASSETS

                                FEDERATED MANAGED GROWTH AND INCOME FUND
                                                                                                YEAR ENDED NOVEMBER 30,
                                                                                           ---------------------------------
                                                                                                  1997             1996
                                                                                           ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
----------------------------------------------------------------------------------------
OPERATIONS --
----------------------------------------------------------------------------------------
Net investment income                                                                         $  8,398,796      $  7,708,963
----------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions ($11,034,226
and $2,127,966, respectively, as computed for federal tax purposes)                             10,949,153         2,283,641
----------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments and translation of assets and
liabilities in foreign currency                                                                   2,187,68         4,291,960
---------------------------------------------------------------------------------------       ------------      ------------
Change in net assets resulting from operations                                                  21,535,638        14,284,564
---------------------------------------------------------------------------------------       ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS --
----------------------------------------------------------------------------------------
Distributions from net investment income
----------------------------------------------------------------------------------------
   Institutional Shares                                                                         (6,945,797)       (5,990,819)
----------------------------------------------------------------------------------------
   Select Shares                                                                                (1,683,717)       (1,327,197)
----------------------------------------------------------------------------------------
Distributions from net realized gains on investments and foreign currency transactions
----------------------------------------------------------------------------------------
   Institutional Shares                                                                         (1,660,283)       (1,517,396)
----------------------------------------------------------------------------------------
   Select Shares                                                                                  (461,933)         (372,550)
---------------------------------------------------------------------------------------       ------------      ------------
   Change in net assets resulting from distributions to shareholders                           (10,751,730)       (9,207,962)
---------------------------------------------------------------------------------------       ------------      ------------
SHARE TRANSACTIONS --
----------------------------------------------------------------------------------------
Proceeds from sale of shares                                                                    70,870,478       103,412,568
----------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of distributions declared            6,401,094         5,072,213
----------------------------------------------------------------------------------------
Cost of shares redeemed                                                                        (76,711,981)      (41,180,003)
---------------------------------------------------------------------------------------       ------------      ------------
   Change in net assets resulting from share transactions                                          559,591        67,304,778
---------------------------------------------------------------------------------------       ------------      ------------
      Change in net assets                                                                      11,343,499        72,381,380
----------------------------------------------------------------------------------------
NET ASSETS:
----------------------------------------------------------------------------------------
Beginning of period                                                                            200,883,298       128,501,918
---------------------------------------------------------------------------------------       ------------      ------------
End of period (including undistributed net investment income of $1,323,881 and
$1,646,433, respectively)                                                                     $212,226,797      $200,883,298
---------------------------------------------------------------------------------------       ------------      ------------

(See Notes which are an integral part of the Financial Statements)





                          NOTES TO FINANCIAL STATEMENTS

                     FEDERATED MANAGED GROWTH AND INCOME FUND
                               NOVEMBER 30, 1997

ORGANIZATION

Managed Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Managed Growth And Income Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to seek current income and capital appreciation.

The Fund offers two classes of shares: Institutional Shares and Select Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are valued at the prices furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

With respect to valuation of foreign securities, trading in foreign countries may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. Dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discount, foreign currency transactions, non-taxable dividends, wash sales and futures. The following reclassifications have been made to the financial statements.

              INCREASE (DECREASE)
----------------------------------------------
            ACCUMULATED
PAID-IN     NET REALIZED   UNDISTRIBUTED NET
CAPITAL      GAIN/LOSS     INVESTMENT INCOME
--------  --------------  --------------------
$1,059       $90,775           $(91,834)

Net investment income, net realized gains/losses and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FUTURES CONTRACTS

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. For the period ended November 30, 1997, the Fund had realized gains of $3,039 on future contracts.

At November 30, 1997, the Fund had outstanding futures contracts as set forth below:

 CONTRACTS TO                                        UNREALIZED
EXPIRATION DATE        RECEIVE        POSITION      APPRECIATION
----------------   ---------------   ----------   ----------------
 December 1997      Russell 2000        Long            5,119

FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Risks may arise upon entering these transactions from the potential inability of counter-parts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.At November 30, 1997, the Fund had outstanding foreign currency commitments as set forth below:


                             FOREIGN CURRENCY
  CONTRACTS     SETTLEMENT       UNITS TO                          CONTRACTS      UNREALIZED
  PURCHASED        DATE          RECEIVE        IN EXCHANGE FOR     AT VALUE     DEPRECIATION
-------------   ----------   ----------------   ---------------    ----------   --------------
Belgian Franc   12/01/1997      1,183,540            $33,051         $32,529        $(522)


FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

DOLLAR ROLL TRANSACTIONS

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1997 is as follows:


                                                          FUND
SECURITY                                            ACQUISITION DATE     ACQUISITION COST
------------------------------------------------ ----------------------- ----------------
Bayer Corp.,Deb.                                 03/26/1996 - 04/17/1996     $444,985
World Financial, Pass Thru Cert.                        11/18/1996            247,463
ACME Television, LLC                                    09/24/1997             37,183
FOX/Liberty Networks,LLC                                08/15/1997             32,052
Sinclair Broadcast Group, Inc.                          03/05/1997             50,000
Dialog Corporation plc                                  11/10/1997             50,000
Chilectra S.A.,ADR                                      02/28/1996              5,428
CS Wireless Systems, Inc.                               02/16/1996                  -
Diamond Cable                                           03/12/1997             80,550
Glenoit Corporation                                     03/26/1997             49,905
Allied waste N.A., Inc.                                 11/25/1996             50,000
Fairchild Semiconductor                                 03/06/1997             50,000
Viasystems, Inc.                                        06/02/1997             50,000
Ameriserve Food Dist. Inc.                              10/16/1997             52,750
Werner Holding Co. Inc.                                 11/14/1997             50,000
Continental Global, Inc.                                03/26/1997             50,000
Rollar Bearing Co. of America, Inc.                     06/18/1997             50,000
Livent Inc.                                             10/10/1997             50,250
National Equipment Serv.                                11/20/1997             49,384
Hermes Europe Railtel B.V.                              08/14/1997             51,094
Mcleod USA Incorporated                                 07/15/1997             50,000
Metronet Communications Corp.                           07/18/1997             50,000
Qwest Communications Intl, Inc.                         03/25/1997             50,000
RCN Corporation                                         10/10/1997             29,613
Telesystem International                                06/24/1997             27,900
Teligent Inc.                                           11/21/1997             50,000
Grupo Financiero Bancomer, S.A. de C.V., Class B 11/06/1995 - 01/17/1996       16,067


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                                                      YEAR ENDED NOVEMBER 30,
                                                    ----------------------------------------------------------
                                                               1997                            1996
                                                    --------------------------      --------------------------
INSTITUTIONAL SHARES                                     SHARES         AMOUNT          SHARES          AMOUNT
------------------------------------------------    -----------   ------------      -----------   ------------
Shares sold                                           4,487,267   $ 51,304,428        7,128,986   $ 78,333,565
------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                  400,790      4,522,191          334,449      3,648,682
------------------------------------------------
Shares redeemed                                      (4,916,395)   (56,006,233)      (2,992,691)   (32,944,715)
------------------------------------------------    -----------   ------------      -----------   ------------
   Net change resulting from Institutional
   Share transactions                                   (28,338)  $   (179,614)       4,470,744   $ 49,037,532
------------------------------------------------    ===========   ============      ===========   ============

                                                                      YEAR ENDED NOVEMBER 30,
                                                    ----------------------------------------------------------
                                                               1997                            1996
                                                    --------------------------      --------------------------
SELECT SHARES                                            SHARES         AMOUNT          SHARES          AMOUNT
------------------------------------------------    -----------   ------------      -----------   ------------
Shares sold                                           1,716,458   $ 19,566,050        2,283,902   $ 25,079,003
------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                  166,372      1,878,903          130,571      1,423,531
------------------------------------------------
Shares redeemed                                      (1,808,151)   (20,705,748)        (747,832)    (8,235,288)
------------------------------------------------    -----------   ------------      -----------   ------------
   Net change resulting from Select
   Share transactions                                    74,679   $    739,205        1,666,641    $18,267,246
------------------------------------------------    ===========   ============      ===========   ============
      Net change resulting from
      share transactions                                 46,341   $    559,591        6,137,385    $67,304,778
------------------------------------------------    ===========   ============      ===========   ============


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets.The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Under the terms of a sub-advisory agreement between the Adviser and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp.("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Select Shares. The Plan provides that the Fund may incur distribution expenses up to 0.75% of average daily net assets of Select Shares annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. Federated Shareholder Services may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $86,568 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five year period following the Fund's effective date. For the year ended November 30, 1997, the Fund expensed $22,395 of organizational expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1997, were as follows:

PURCHASES                                         $249,713,498
------------------------------------------------  ============
SALES                                             $252,545,497
------------------------------------------------  ============

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1997, the diversification of industries was as follows:

                                      Percent of                                               Percent of
Industry                              Net Assets   Industry                                    Net Assets
------------------------------------  ----------   ------------------------------------------  ----------
Aerospace & Military Technology          0.2       Healthcare                                     3.5
Agency                                   1.0       Industrial Components                          0.0
Automotive                               0.1       Industrial Products & Equipment                0.1
Banking                                  1.4       Insurance                                      1.3
Basic Industry                           1.0       Leisure & Entertainment                        0.3
Beverage & Tobacco                       1.0       Machinery & Engineering                        0.1
Broadcast Radio & T.V.                   0.5       Machinery & Equipment                          0.1
Building Materials & Components          0.1       Manufacturing                                  0.0
Business & Public Services               0.1       Metals & Mining                                0.3
Business Equipment & Services            0.1       Metals - Steel                                 0.0
Cable Television                         0.7       Miscellaneous Materials & Commodities          7.1
Chemicals & Plastics                     0.3       Multi-Industry                                 0.1
Clothing & Textiles                      0.1       Natural Gas Distribution                       0.6
Construction & Housing                   0.1       Oil & Gas                                      1.2
Consumer Durables                        0.9       Printing & Publishing                          0.3
Consumer Non-Durables                    2.2       Producer Manufacturing                         2.0
Consumer Products                        0.1       Real Estate                                    0.1
Ecological Services & Equipment          0.2       Recreation, Other Consumer Goods               0.1
Electric Utilities                       4.0       Retail Trade                                   2.0
Electrical & Electronics                 0.1       Services                                       2.0
Electronics                              0.2       Soverign                                       3.0
Energy Minerals                          2.8       Soverign Government                            1.0
Energy Sources                           0.1       State & Provincial                             0.1
Finance                                  4.4       Surface Transportation                         0.2
Financial Intermediaries                 0.9       Technology                                     4.0
Financial Services                       0.1       Telecommunications & Cellular                  0.2
Food & Drug Retailers                    0.1       Transportation                                 0.6
Food & Household Products                0.2       Treasury Securities                           25.7
Forest Products & Paper                  0.2       Utilities                                      3.0
Government Agency                       17.9




                REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of MANAGED SERIES TRUST (Federated Managed Growth and Income Fund):

We have audited the accompanying statement of assets and liabilities of Federated Managed Growth and Income Fund (an investment portfolio of Managed Series Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of November 30, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights (see pages 2 and 20 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Managed Growth and Income Fund, an investment portfolio of Managed Series Trust, as of November 30, 1997, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods presented in conformity with generally accepted accounting principles.

                                               ARTHUR ANDERSEN LLP
Pittsburgh, Pennsylvania
January 21, 1998





APPENDIX

STANDARD AND POOR'S RATINGS GROUP LONG-TERM  DEBT RATINGS

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC -- Debt rated CCC has currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C -- The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC., LONG-TERM  DEBT RATINGS

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C -- Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR -- NR indicates that Fitch does not rate the specific issue.

PLUS (+) OR MINUS (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.





[LOGO OMITTED] FEDERATED INVESTORS

FEDERATED MANAGED
GROWTH AND
INCOME FUND

Select Shares

PROSPECTUS

JANUARY 31, 1998


A Diversified Portfolio of Managed Series Trust, an Open-End Management Investment Company

FEDERATED MANAGED
GROWTH AND INCOME FUND
SELECT SHARES

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000


DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower
Pittsburgh, PA 15222-3779

SUB-ADVISER
Federated Global

Research Corp.
175 Water Street
New York, NY 10038-4965


CUSTODIAN
State Street Bank and

Trust Company
P.O. Box 8600
Boston, MA 02266-8600


TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT

Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600


INDEPENDENT
PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222


Federated Securities Corp., Distributor

1-800-341-7400

www.federatedinvestors.com



Cusip 56166K404
3122006A-SEL (1/98)


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3157  PROS  Final.edg   Page 78




FEDERATED MANAGED GROWTH FUND

(A Portfolio of Managed Series Trust)
Institutional Shares

PROSPECTUS

The Institutional Shares of Federated Managed Growth Fund (the Fund) offered by this prospectus represent interests in the Fund, which is a diversified investment portfolio of Managed Series Trust (the "Trust"). The Trust is an open-end management investment company (a mutual fund).

The investment objective of the Fund is to seek capital appreciation. In pursuing its objective, the Fund will consider the current income of the investments it selects. The Fund invests in both bonds and stocks. Institutional Shares are sold at net asset value.

THE INSTITUTIONAL SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE INSTITUTIONAL SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Institutional Shares of the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information for Institutional Shares and Select Shares of all portfolios of the Trust dated January 31, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund are maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated January 31, 1998




                         TABLE OF CONTENTS

Summary of Fund Expenses                                         1

Financial Highlights -- Institutional Shares                     2

General Information                                              3

Investment Information                                           3
Investment Objective                                             3
Investment Policies                                              3
Acceptable Investments                                           6
Investment Limitations                                          11

Trust Information                                               11
Management of the Trust                                         11
Distribution of Institutional Shares                            14
Administration of the Fund                                      14
Brokerage Transactions                                          15

Net Asset Value                                                 15

Investing in Institutional Shares                               15

Share Purchases                                                 15
Minimum Investment Required                                     16
What Shares Cost                                                16
Systematic Investment Program                                   16
Confirmations and Account Statements                            16
Dividends                                                       16
Capital Gains                                                   16

Redeeming Institutional Shares                                  16
Through a Financial Institution                                 17
Telephone Redemption                                            17
Written Requests                                                17
Systematic Withdrawal Program                                   17
Accounts with Low Balances                                      18

Shareholder Information                                         18
Voting Rights                                                   18

Tax Information                                                 18
Federal Income Tax                                              18
State and Local Taxes                                           18

Performance Information                                         18

Other Classes of Shares                                         19

Financial Highlights -- Select Shares                           20

Financial Statements                                            21

Report of Independent Public Accountants                        62

Appendix                                                        63




                                             SUMMARY OF FUND EXPENSES

                                               INSTITUTIONAL SHARES
                                         SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                                        None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)                             None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
proceeds, as applicable)                                                                                             None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                                   None
Exchange Fee                                                                                                         None

                                             ANNUAL OPERATING EXPENSES
                                      (As a percentage of average net assets)

Management Fee (after waiver)(1)                                                                                    0.69%
12b-1 Fee                                                                                                            None
Total Other Expenses                                                                                                0.36%
Shareholder Services Fee (after waiver)(2)                                                                          0.05%
Total Operating Expenses (after waivers)(3)                                                                         1.05%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholders services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 1.31% absent the voluntary waivers of portions of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see Investing in Institutional Shares and "Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE
--------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

1 Year                                                        $ 11

3 Years                                                       $ 33

5 Years                                                       $ 58

10 Years                                                      $128

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN
THOSE SHOWN.



                              FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants page 62.

                                                               YEAR ENDED NOVEMBER 30,
                                                   -----------------------------------------------------
                                                       1997           1996           1995        1994(A)
                                                   --------       --------       --------        -------
NET ASSET VALUE, BEGINNING OF PERIOD                 $12.23         $11.52         $ 9.82         $10.00
-------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------
Net investment income                                  0.38           0.41           0.40           0.20
-------------------------------------------------
Net realized and unrealized
gain (loss) on investments, foreign
currency, and futures contracts                        1.19           0.97           1.70          (0.26)
-------------------------------------------------    ------         ------         ------         ------
Total from investment operations                       1.57           1.38           2.10          (0.06)
-------------------------------------------------    ------         ------         ------         ------
LESS DISTRIBUTIONS
-------------------------------------------------
Distributions from
net investment income                                 (0.40)         (0.44)         (0.40)         (0.12)
-------------------------------------------------
Distributions from net realized gain
on investments, foreign currency
transactions, and futures contracts                   (0.30)         (0.23)            --             --
-------------------------------------------------    ------         ------         ------         ------
Total distributions                                   (0.70)         (0.67)         (0.40)         (0.12)
-------------------------------------------------    ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                       $13.10         $12.23         $11.52         $ 9.82
-------------------------------------------------    ------         ------         ------         ------
TOTAL RETURN(B)                                       13.39%         12.54%         21.79%         (0.59%)
-------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------
Expenses                                               1.05%          1.05%          1.00%          0.89%*
-------------------------------------------------
Net investment income                                  3.07%          3.77%          4.29%          4.28%*
-------------------------------------------------
Expense waiver/reimbursement(c)                        0.26%          0.40%          0.76%          0.90%*
-------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------
Net assets, end of period (000 omitted)            $163,519       $136,255        $68,313        $28,973
-------------------------------------------------
Average commission rate paid(d)                     $0.0068        $0.0020             --             --
-------------------------------------------------
Portfolio turnover                                      136%            95%           106%            71%
-------------------------------------------------


  * Computed on an annualized basis.

(a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from January 27, 1994 (start of business) to May 24, 1994 the Fund had no investment activity.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997,
WHICH CAN BE OBTAINED FREE OF CHARGE.

(See Notes which are an integral part of the Financial Statements)



GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interest in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") has established two classes of shares of the Fund, known as Institutional Shares and Select Shares. This prospectus relates only to Institutional Shares.

Institutional Shares ("Shares") of the Fund are designed to give institutions, individuals, and financial institutions acting in a fiduciary or agency capacity a convenient means of accumulating an interest in a professionally managed, diversified investment portfolio. A minimum initial investment of $25,000 over a 90-day period is required.

Shares are currently sold and redeemed at net asset value without a sales charge imposed by the Fund.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek capital appreciation. In pursuing its objective, the Fund will consider the current income of the investments it selects. There can be, of course, no assurance that the Fund will achieve its investment objective. The Fund's investment objective cannot be changed without the approval of shareholders. Unless otherwise noted, the Fund's investment policies may be changed by the Trustees without shareholder approval.

INVESTMENT POLICIES

ASSET ALLOCATION

The Fund will primarily invest in two types of assets: equities and bonds. The Fund's investment approach is based on the conviction that, over time, the choice of investment asset categories and their relative long-term weightings within the portfolio will have the primary impact on its investment performance. Of secondary importance to the Fund's performance are the shifting of money among asset categories and the selection of securities within asset categories. Therefore, the Fund will pursue its investment objective in the following manner: (1) by setting long-term ranges for each asset category; (2) by moving money among asset categories within those defined ranges; and (3) by actively selecting securities within each of the asset categories. The Fund attempts to minimize risk by allocating its assets in such a fashion.

Within each of these types of investments, the Fund has designated asset categories. As a matter of investment policy, ranges have been set for each asset category's portfolio commitment.

The Fund will invest between 50 and 70% of its assets in equities. The equities asset categories are large company stocks, small company stocks, and foreign stocks.

The Fund will invest between 30 and 50% of its assets in bonds. The Fund's adviser believes that bonds offer opportunities for growth of capital or otherwise may be desirable under prevailing market or economic conditions. The bond asset categories are U.S. Treasury securities, mortgage-backed securities, investment-grade corporate bonds, high yield corporate bonds and foreign bonds. The following is a summary of the asset categories and the amount of the Fund's total assets which may be invested in each asset category:

ASSET CATEGORY                             RANGE
-----------------------------------     ----------

EQUITIES                                   50-70%
Large Company Stocks                       30-50%
Small Company Stocks                        5-15%
Foreign Stocks                              5-15%


BONDS                                      30-50%
U.S. Treasury Securities                    0-40%
Mortgage-Backed Securities                  0-15%
Investment-Grade Corporate Bonds            0-15%
High Yield Corporate Bonds                  0-15%
Foreign Bonds                               0-15%

The Fund's adviser will regularly review the Fund's allocation among the asset categories and make any changes, within the ranges established for each asset category, that it believes will provide the most favorable outlook for achieving the Fund's investment objective. The Fund's adviser will attempt to exploit inefficiencies among the various asset categories. If, for example, foreign stocks are judged to be unusually attractive relative to other asset categories, the allocation for foreign stocks may be moved to its upper limit. At other times, when foreign stocks appear to be overvalued, the commitment may be moved down to a lesser allocation. There is no assurance, however, that the adviser's attempts to pursue this strategy will result in a benefit to the Fund.

Each asset category within the Fund will be a managed portfolio. The Fund will seek superior investment performance through security selection in addition to determining the percentage of its assets to allocate to each of the asset categories.

EQUITY ASSET CATEGORIES

The portion of the Fund's assets which is invested in equities will be allocated among the following asset categories within the ranges specified:

LARGE COMPANY STOCKS

Large company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of high-quality companies selected by the Fund's adviser. Ordinarily, these companies will be in the top 25% of their industries with regard to revenues and have a market capitalization of $500,000,000 or more. However, other factors, such as a company's product position, market share, current earnings and/or dividend and earnings growth prospects, will be considered by the Fund's adviser and may outweigh revenues. The Fund may invest up to 50% of its total assets in large company stocks.

SMALL COMPANY STOCKS

Small company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of companies with a market capitalization (market price x number of shares outstanding) below the top 1,000 stocks that comprise the large and mid-range capitalization sector of the United States equity market. These stocks are comparable to, but not limited to, the stocks comprising the Russell 2000 Index, an index of small capitalization stocks. The Fund may invest up to 15% of its total assets in small company stocks.

INVESTMENT RISKS

Stocks in the small capitalization sector of the United States equity market have historically been more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor's Ratings Group 500 Index. This is because, among other things, small companies have less certain growth prospects than larger companies; have a lower degree of liquidity in the equity market; and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, the stocks of small companies may, to some degree, fluctuate independently of the stocks of large companies; that is, small company stocks may decline in price as large company stocks rise in price or vice versa.

FOREIGN STOCKS

The Fund invests in non-U.S. equity securities. A substantial portion of these will be equity securities of established companies in economically developed countries. These securities may be either dollar-denominated or denominated in foreign currencies. American Depository Receipts ("ADRs"), including dollar denominated ADRs which are issued by domestic banks and traded in the United States on exchanges or over-the-counter, are treated as foreign stocks for purposes of the asset category ranges. The Fund may invest up to 15% of its total assets in foreign stocks.

BOND ASSET CATEGORIES

The portion of the Fund's assets which is invested in bonds ("Bond Assets") will be allocated among the following asset categories within the ranges specified. The prices of fixed income securities fluctuate inversely to the direction of interest rates. Generally, the Fund will invest in Bond Assets which are believed to offer opportunities for growth of capital when the adviser believes interest rates will decline and, therefore, the value of the debt securities will increase, or the market value of bonds will increase due to factors affecting certain types of bonds or particular issuers, such as improvement in credit quality due to company fundamentals or economic conditions or assumptions on changes in trends in prepayment rates with respect to mortgage-backed securities. The average duration of the Fund's Bond Assets will be not less than four nor more than six years. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. The Fund should be expected to maintain a higher average duration during periods of lower expected market volatility, and a lower average duration during periods of higher expected market volatility.

U.S. TREASURY SECURITIES

U.S. Treasury securities are direct obligations of the U.S.
Treasury, such as U.S. Treasury bills, notes, and bonds. The Fund may invest up to 40% of its total assets in U.S. Treasury securities. The Fund may invest in other U.S. government securities if, in the judgment of the adviser, other U.S. government securities are more attractive than U.S. Treasury securities.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities represent an undivided interest in a pool of residential mortgages or may be collateralized by a pool of residential mortgages. Mortgage-backed securities are generally either issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or other U.S. government agencies or instrumentalities. Mortgage-backed securities may also be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. The Fund may invest up to 15% of its total assets in mortgage-backed securities.

INVESTMENT-GRADE CORPORATE BONDS

Investment-grade corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BBB or higher by a nationally recognized statistical rating organization ("NRSRO"). The Fund may invest up to 15% of its total assets in investment-grade corporate bonds. In certain cases, the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the investment-grade bonds described above. Yankee bonds, which are U.S. dollar-denominated bonds issued and traded in the United States by foreign issuers, are treated as investment-grade corporate bonds for purposes of the asset category ranges.

HIGH YIELD CORPORATE BONDS


High yield corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BB or lower by NRSROs (commonly known as junk bonds). The Fund may invest up to 15% of its total assets in high yield corporate bonds. There is no minimal acceptable rating for a security to be purchased or held in the Fund's portfolio, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category. (See Appendix.) In certain cases the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the high yield bonds described above. The Fund may invest in the High Yield Bond Portfolio, a portfolio of Federated Core Trust, as an efficient means of investing in high-yield debt obligations. Federated Core Trust is a registered investment company advised by Federated Research Corp., an affiliate of the Fund's adviser. The High Yield Bond Portfolio's investment objective is to seek high current income and its primary investment policy is to invest in lower-rated, high-yield debt securities. The High Yield Bond Portfolio currently does not charge an advisory fee and is sold without any sales charge. The High Yield Bond Portfolio may incur expenses for administrative and accounting services. The Fund's adviser anticipates that the High Yield Bond Portfolio will provide the Fund broad diversity and exposure to all aspects of the high-yield bond sector of the market while at the same time providing greater liquidity than if high-yield debt obligations were purchased separately for the Fund. The Fund will be deemed to own a pro rata portion of each investment of the High Yield Bond Portfolio.


INVESTMENT RISKS

Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities.

Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

FOREIGN BONDS


Foreign bonds are high-quality debt securities of countries other than the United States. The Fund's portfolio of foreign bonds will be comprised mainly of foreign government, foreign governmental agency or supranational institution bonds. The Fund will also invest in high-quality debt securities issued by established corporations located primarily in economically developed countries other than the United States and subject to the Fund's credit limitations for foreign bonds. The Fund may invest up to 15% of its total assets in foreign bonds.


ACCEPTABLE INVESTMENTS

EQUITY SECURITIES

Common stocks represent ownership interest in a corporation. Foreign stocks are equity securities of foreign issuers.

FOREIGN SECURITIES

The foreign bonds in which the Fund invests are rated within the four highest ratings for bonds by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or
Baa) or by Standard & Poor's Ratings Group ("Standard & Poor's") (AAA, AA, A or
BBB) or are unrated if determined to be of equivalent quality by the Fund's adviser.

INVESTMENT RISKS

Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities apply to securities issued by foreign corporations and sovereign governments. These risks relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments. It may also be more difficult to enforce contractual obligations or obtain court judgments abroad than would be the case in the United States because of differences in the legal systems. If the issuer of the debt or the governmental authorities that control the repayment of the debt would be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, the Fund may have limited legal recourse in the event of default. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issuers; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

CONVERTIBLE SECURITIES


Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security holder, such as DECS -- (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS -- (Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS -- (Preferred Equity Redemption Cumulative Stock (an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES -- (Preferred Redeemable Increased Dividend Securities (which are essentially the same as DECS; the difference is little more than who initially underwrites the issue). The adviser may treat convertible securities as large company stocks, small company stocks, or high yield corporate bonds for purposes of the asset category ranges, depending upon current market conditions, including the relationship of the then-current price to the conversion price. The convertible securities in which the Fund invests may be rated "high yield" or of comparable quality at the time of purchase. Please see "High Yield Corporate Bonds."


U.S. TREASURY AND OTHER U.S. GOVERNMENT SECURITIES

The U.S. Treasury and other U.S. government securities in which the Fund invests are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Fund may invest are limited to:

* direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

* notes, bonds, and discount notes issued or guaranteed by U.S.
  government agencies and instrumentalities supported by the full faith and credit of the United States;

* notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

* notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

The Fund may also purchase U.S. Treasury securities and the U.S.
government securities noted above pursuant to repurchase agreements.

MORTGAGE-BACKED SECURITIES

Mortgaged-backed securities are securities collateralized by residential mortgages. The mortgage-backed securities in which the Fund may invest may be:

* issued by an agency of the U.S. government, typically GNMA, FNMA or FHLMC;

* privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

* privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S.
  government securities; and

* other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

CMOs are bonds issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. Most of the CMOs in which the Fund would invest use the same basic structure:

* Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date; the final class (or Z bond) typically receives the residual income from the underlying investments after payments are made to the other classes.

* The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

* The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest maturity security (or B bond). This process continues until all of the classes have been paid off.

Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. The interest portion of these payments is distributed by the Fund as income and the capital portion is reinvested.

The Fund will invest only in CMOs which are rated AAA or Aaa by an NRSRO.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")

REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations or a segregated pool of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates, and a single class of residual interests. To qualify as a REMIC, substantially all of the assets of the entity must be in assets directly or indirectly secured principally by real property.

CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying mortgages. Distributions to holders of mortgage-backed securities include both interest and principal payments. Principal payments represent the amortization of the principal of the underlying mortgages and any prepayments of principal due to prepayment, refinancing, or foreclosure of the underlying mortgages. Although maturities of the underlying mortgage loans may range up to 30 years, amortization and prepayments substantially shorten the effective maturities of mortgage-backed securities. Due to these features, mortgage-backed securities are less effective as a means of "locking in" attractive long-term interest rates than fixed-income securities which pay only a stated amount of interest until maturity, when the entire principal amount is returned. This is caused by the need to reinvest at lower interest rates both distributions of principal generally and significant prepayments which become more likely as mortgage interest rates decline. Since comparatively high interest rates cannot be effectively "locked in," mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other non-callable, fixed-income government securities of comparable stated maturities. However, mortgage-backed securities may experience less pronounced declines in value during periods of rising interest rates.

In addition, some of the CMOs purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs and a reduction in the amount of payments made to holders of interest-only SMBSs. It is possible that the Fund might not recover its original investment in interest-only SMBSs if there are substantial prepayments on the underlying mortgages. Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities. The Fund's adviser intends to use this characteristic of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue the Fund's investment objective.

CORPORATE BONDS

The investment-grade corporate bonds in which the Fund invests are:

* rated within the four highest ratings for corporate bonds by Moody's (Aaa, Aa, A, or Baa), Standard & Poor's (AAA, AA, A, or
  BBB), or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, or
  BBB);

* unrated if other long-term debt securities of that issuer are rated, at the time of purchase, Baa or better by Moody's or BBB or better by Standard & Poor's or Fitch; or

* unrated if determined to be of equivalent quality to one of the foregoing rating categories by the Fund's adviser.

Securities which are rated BBB by Standard & Poor's or Fitch or Baa by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.

The high yield corporate bonds in which the Fund invests are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or Fitch (commonly known as junk bonds). A description of the rating categories is contained in the Appendix to this prospectus.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES


The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.


RESTRICTED AND ILLIQUID SECURITIES


The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities including over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

FOREIGN CURRENCY TRANSACTIONS

The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.


CURRENCY RISKS

To the extent that debt securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.


Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated and are maintained until the contract has been settled. The Fund will not enter into a forward contract with a term of more than one year.

The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.


The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served. The Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency. The Fund will not invest more than 15% of its total assets in forward foreign currency exchange contracts.


OPTIONS

The Fund may deal in options on foreign currencies, foreign currency futures, securities, and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. The Fund will use options only to manage interest rate and currency risks. The Fund may write covered call options to generate income.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying currency, security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying currency, security or other asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow, and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset at a disadvantageous price.

Over-the-counter options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options, which may not be continuously liquid, are available for a greater variety of assets and with a wider range of expiration dates and exercise prices, than are exchange traded options.

FUTURES AND OPTIONS ON FUTURES

The Fund may purchase and sell futures contracts to accommodate cash flows into and out of the Fund's portfolio and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Interest rate futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract, and the buyer agrees to take delivery of the instrument at the specified future time.

Stock index futures contracts are based on indexes that reflect the market value of common stock of the firms included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The Fund may utilize stock index futures to handle cash flows into and out of the Fund and to potentially reduce transactional costs.

The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect its portfolio securities against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts are unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security or will make deposits to collateralize the position as discussed above.

RISKS

When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

PORTFOLIO TURNOVER

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater transaction expenses which must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. (Further information is contained in the Fund's Statement of Additional Information within the sections "Brokerage Transactions" and "Tax Status"). Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other consideration when the Fund's adviser deems it appropriate to make changes in the Fund's portfolio.

INVESTMENT LIMITATIONS

The Fund will not:


* borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings;


* lend any securities except for portfolio securities; or

* underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

The above investment limitations cannot be changed without shareholder approval.

TRUST INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Except as noted below with regard to the sub-adviser, investment decisions for the Fund are made by Federated Management, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

ADVISORY FEES


The Fund's Adviser receives an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. Under the advisory contract, which provides for voluntary reimbursement of expenses by the Adviser, the Adviser may voluntarily waive some or all of its fee. This does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities.


ADVISER'S BACKGROUND

Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940.

SUB-ADVISER

Under the terms of the Sub-Advisory Agreement between the Adviser and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser will provide the Adviser such investment advice, statistical and other factual information as may, from time to time, be reasonably requested by the Adviser.

SUB-ADVISORY FEES

For its services under the Sub-Advisory Agreement, the Sub-Adviser receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

SUB-ADVISER'S BACKGROUND

Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940.

The Adviser and Sub-Adviser are subsidiaries of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


Federated Management, Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.


The Trust, the Adviser, and the Sub-Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of these codes are subject to review by the Trustees, and could result in severe penalties.

PORTFOLIO MANAGERS' BACKGROUNDS

Charles A. Ritter is the portfolio manager for the Fund and performs the overall allocation of the assets of the Fund among the various asset categories. He has performed these duties since the Fund's inception. In allocating the Fund's assets, Mr. Ritter evaluates the market environment and economic outlook, utilizing the services of the Adviser's Investment Strategy Committee. Mr. Ritter joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1992. From 1988 until 1991, Mr. Ritter acted as an Assistant Vice President of the Fund's Adviser and Federated Research Corp. Mr. Ritter is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Chicago and his M.S. in Economics from Carnegie Mellon University. The portfolio managers for each of the individual asset categories are as follows:


Charles A. Ritter, Scott B. Schermerhorn, Michael P. Donnelly, and James E. Grefenstette are the portfolio managers for the domestic large company stocks asset category. Mr. Ritter has been a portfolio manager of the Fund since the Fund's inception.

Scott B. Schermerhorn has been a portfolio manager of the Fund since July 1996. Mr. Schermerhorn joined Federated Investors in 1996 as a Vice President of the Fund's Adviser and Federated Research Corp. From 1990 through 1996, Mr. Schermerhorn was a Senior Vice President and Senior Investment Officer at J W Seligman & Co., Inc. Mr. Schermerhorn received his M.B.A. in Finance and International Business from Seton Hall University.


Michael P. Donnelly has been a portfolio manager of the Fund since June 1997. Mr. Donnelly joined Federated in 1989 as an Investment Analyst and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1994. He served as an Assistant Vice President of the Fund's Adviser and Federated Research Corp.
from 1992 to 1994. Mr. Donnelly is a Chartered Financial Analyst and received his M.B.A. from the University of Virginia.

James E. Grefenstette has been a portfolio manager of the Fund since August 1994. Mr. Grefenstette joined Federated Investors in 1992 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1996. From 1994 until 1996, Mr. Grefenstette acted as an Assistant Vice President of the Fund's Adviser and Federated Research Corp., and served as an Investment Analyst of the Adviser from 1992 to 1994. Mr. Grefenstette was a credit analyst at Westinghouse Credit Corp. from 1990 until 1992. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University.

Aash M. Shah and Keith J. Sabol are the portfolio managers for the domestic small company stocks asset category.

Aash M. Shah has been a portfolio manager of the Fund since December 1995. Mr. Shah joined Federated Investors in 1993 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since January 1997. Mr. Shah served as an Assistant Vice President of the Adviser and Federated Research Corp. from 1995 to 1996, and as an Investment Analyst from 1993 to 1995. Mr. Shah was employed at Westinghouse Credit Corp. from 1990 to 1993 as an Investment Analyst. Mr. Shah received his Masters in Industrial Administration from Carnegie Mellon University with a concentration in finance and accounting. Mr. Shah is a Chartered Financial Analyst.

Keith J. Sabol has been a portfolio manager of the Fund since
June 1997. Mr. Sabol joined Federated Investors in 1994 and has been an Assistant Vice President of the Fund's Adviser and Federated Research Corp. since January 1997. Mr. Sabol was an Investment Analyst, and then Equity Research Coordinator for the Fund's Adviser from 1994 to 1996. During 1992 and 1993, Mr. Sabol earned his M.S. in Industrial Administration from Carnegie Mellon University.

Henry A. Frantzen, Drew J. Collins, Alexandre de Bethmann, and Frank Semack are portfolio managers for the foreign stocks asset category.


Henry A. Frantzen has been a portfolio manager of the Fund since November 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 to 1995.

Drew J. Collins has been a portfolio manager of the Fund since November 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Collins served as a Vice President/Portfolio Manager of international equity portfolios at Arnhold and Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the Wharton School of The University of Pennsylvania.

Alexandre de Bethmann has been a portfolio manager of the Fund since November 1995. Mr. de Bethmann joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. de Bethmann served as Assistant Vice President/Portfolio Manager for Japanese and Korean equities at the College Retirement Equities Fund from 1994 to 1995. He served as an International Equities Analyst and then as an Assistant Portfolio Manager at the College Retirement Equities Fund between 1987 and 1994. Mr. de Bethmann received his M.B.A. in Finance from Duke University.


Frank Semack has been a portfolio manager of the Fund since
November 1995. Mr. Semack joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Semack served as an Investment Analyst at Omega Advisers, Inc. from 1993 to 1994. He served as a Portfolio Manager/Associate Director of Wardley Investment Services, Ltd. from 1980 to 1993. Mr. Semack received his M.Sc. in economics from the London School of Economics.


Susan M. Nason and Joseph M. Balestrino are portfolio managers for the U.S. Treasury securities asset category.

Susan M. Nason has been a portfolio manager of the Fund since the Fund's inception. Ms. Nason joined Federated Investors in 1987 and has been a Senior Vice President of the Fund's Adviser and Federated Research Corp. since April 1997. Ms. Nason served as a Vice President of the Fund's Adviser and Federated Research Corp.
from 1993 to 1997 and as an Assistant Vice President of the Adviser and Federated Research Corp. from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. concentrating in Finance from Carnegie Mellon University.

Joseph M. Balestrino has been a portfolio manager of the Fund since March 1995. Mr. Balestrino joined Federated Investors in 1986 and has been Vice President of the Fund's Adviser and Federated Research Corp. since 1995. Mr. Balestrino served as an Assistant Vice President of the Fund's Adviser and Federated Research Corp.
from 1991 until 1995. Mr. Balestrino is a Chartered Financial Analyst and received his M.A. in Urban and Regional Planning from the University of Pittsburgh.

Kathleen M. Foody-Malus and Robert E. Cauley are portfolio managers for the mortgage-backed securities asset category.

Kathleen M. Foody-Malus has performed these duties since the Fund's inception. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1993. Ms. Foody-Malus served as an Assistant Vice President of the Adviser and Federated Research Corp. from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

Robert E. Cauley has been a portfolio manager of the Fund since
July 1997. Mr. Cauley joined Federated Investors in 1996 as an Assistant Vice President of the Fund's Adviser and Federated Research Corp. Mr. Cauley served as an Associate in the Asset-Backed Securities Group at Lehman Brothers Holding, Inc. from 1994 to 1996. From 1992 to 1994, Mr. Cauley served as a Senior Associate/Corporate Finance at Barclays Bank, PLC. Mr. Cauley earned his M.S.I.A., concentrating in Finance and Economics, from Carnegie Mellon University.

Joseph M. Balestrino and John T. Gentry are portfolio managers for the investment-grade corporate bonds asset category. Mr. Balestrino has performed these duties since the Fund's inception.

John T. Gentry has been a portfolio manager of the Fund since
July 1997. Mr. Gentry joined Federated Investors in 1995 as an Investment Analyst and has been an Assistant Vice President of the Fund's Adviser and Federated Research Corp. since April 1997. Mr. Gentry served as a Senior Treasury Analyst at Sun Company, Inc. from 1991 to 1995. Mr. Gentry is a Chartered Financial Analyst and earned his M.B.A., with concentrations in Finance and Accounting, from Cornell University.

Mark E. Durbiano is the portfolio manager for the high yield corporate bonds asset category. He has performed these duties since the Fund's inception. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's Adviser and Federated Research Corp. since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of the Fund's Adviser and Federated Research Corp. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Henry A. Frantzen, Drew J. Collins, Robert M. Kowit and Micheal W. Casey are portfolio managers for the foreign bonds asset category. Messrs. Frantzen, Collins and Kowit have performed these duties since November 1995.

Robert M. Kowit joined Federated Investors in 1995 as a Vice
President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Kowit served as a Managing Partner of Copernicus Global Asset
Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President of International Fixed Income and Foreign Exchange for John Hancock Advisers. Mr. Kowit received his M.B.A. from Iona College with a concentration in finance.

Micheal W. Casey, Ph.D. has been a portfolio manager of the Fund since January 1997. Mr. Casey joined Federated Investors in 1996 as an Assistant Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Casey served as an International Economist and Portfolio Strategist for Maria Fiorini Ramirez Inc. from 1990 to 1996. Mr. Casey earned a Ph.D. concentrating in economics from The New School for Social Research and a M.Sc. from the London School of Economics.

DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for Shares. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:


MAXIMUM      AVERAGE AGGREGATE
  FEE        DAILY NET ASSETS
--------     ------------------------------------
 0.150%      on the first  $250 million
 0.125%      on the next  $250 million
 0.100%      on the next  $250 million
 0.075%      on assets in excess of  $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of the Institutional Shares, computed at an annual rate, to obtain certain personal services for shareholders and provide maintenance of shareholder accounts ("shareholder services"). From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to receiving the payments under the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by Federated Securities Corp. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

NET ASSET VALUE

The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of the Shares in the market value of all securities and other assets of the Fund, subtracting the interest of the Shares in the liabilities of the Fund and those attributable to Shares, and dividing the remainder by the total number of Shares outstanding. The net asset value for Institutional Shares may exceed that of Select Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN INSTITUTIONAL SHARES

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open for business. Shares may be purchased through a financial institution which has a sales agreement with the distributor or by wire or mail. To purchase Shares, open an account by calling Federated Securities Corp. Information needed to establish an account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION

An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.

BY WIRE

To purchase Shares by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Managed Growth Fund -- Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Wire Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

BY MAIL

To purchase Shares by mail, send a check made payable to Federated Managed Growth Fund -- Institutional Shares to Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received after payment by check is converted by State Street Bank and Trust Company ("State Street Bank") into federal funds. This is normally the next business day after State Street Bank receives the check.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $25,000. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund. Accounts established through a financial intermediary may be subject to a smaller minimum investment.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a financial intermediary may be charged an additional service fee by that financial intermediary.

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities such that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account had been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Shares at the net asset value next determined after an order is received by the Fund. A shareholder may apply for participation in this program through Federated Securities Corp.

CONFIRMATIONS AND ACCOUNT STATEMENTS


Shareholders will receive detailed confirmations of transactions (except for systematic program transactions.) In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.


DIVIDENDS

Dividends are declared and paid quarterly to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing the Fund, dividends are automatically reinvested in additional Shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

REDEEMING INSTITUTIONAL SHARES

The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Investors who redeem Shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution, by telephone request or by written request.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem Shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written instructions to the Fund. The financial institution may charge customary fees and commissions for this service.

TELEPHONE REDEMPTION

Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). All proceeds will normally be wire transferred the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.

An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests," should be considered.

WRITTEN REQUESTS

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of Shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the Shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually use up, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $25,000, other than retirement accounts subject to required minimum distributions. A shareholder may apply for participation in this program through Federated Securities Corp.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights except that, in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders for this purpose shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional Shares.

STATE AND LOCAL TAXES


Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.


PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield for Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.


The yield of Shares is calculated by dividing the net investment income per Share (as defined by the SEC) earned by Shares over a thirty-day period by the maximum offering price per Share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Shares are sold without any sales charge or similar non-recurring charges.

Total return and yield will be calculated separately for Institutional Shares and Select Shares.


From time to time, advertisements for the Fund's Institutional Shares may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Select Shares that are sold at net asset value primarily to retail and private banking customers of financial institutions and are subject to a minimum initial investment of $1,500.

Select Shares are distributed under a 12b-1 Plan adopted by the Fund and also are subject to shareholder services fees.

Select Shares and Institutional Shares are subject to certain of the same expenses. Expense differences, however, between Select Shares and Institutional Shares may affect the performance of each class.

To obtain more information and a prospectus for Select Shares, investors may call 1-800-341-7400.




                              FINANCIAL HIGHLIGHTS -- SELECT SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants page 62.


                                                                    YEAR ENDED NOVEMBER 30,
                                                   -----------------------------------------------------
                                                       1997           1996           1995        1994(A)
                                                   --------       --------       --------        -------
NET ASSET VALUE, BEGINNING OF PERIOD                 $12.20         $11.50         $ 9.81         $10.00
------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------
Net investment income                                  0.30           0.36           0.23           0.15
------------------------------------------------
Net realized and unrealized gain (loss) on
investments, foreign currency, and futures
contracts                                              1.18           0.94           1.79          (0.24)
------------------------------------------------     ------         ------         ------         ------
Total from investment operations                       1.48           1.30           2.02          (0.09)
------------------------------------------------     ------         ------         ------         ------
LESS DISTRIBUTIONS
------------------------------------------------
Distributions from net investment income              (0.32)         (0.37)         (0.33)         (0.10)
------------------------------------------------
Distributions from net realized gain on
investments, foreign currency transactions,
and futures contracts                                 (0.30)         (0.23)            --             --
------------------------------------------------     ------         ------         ------         ------
Total distributions                                   (0.62)         (0.60)         (0.33)         (0.10)
------------------------------------------------     ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                       $13.06         $12.20         $11.50         $ 9.81
------------------------------------------------     ------         ------         ------         ------
TOTAL RETURN(B)                                       12.56%         11.75%         20.95%         (0.90%)
------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------
Expenses                                               1.75%          1.75%          1.75%          1.70%*
------------------------------------------------
Net investment income                                  2.37%          3.06%          3.48%          3.53%*
------------------------------------------------
Expense waiver/reimbursement(c)                        0.31%          0.45%          0.76%          1.15%*
------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------
Net assets, end of period (000 omitted)             $72,746        $60,208        $27,358         $2,952
------------------------------------------------
Average commission rate paid(d)                     $0.0068        $0.0020             --             --
------------------------------------------------
Portfolio turnover                                      136%            95%           106%            71%
------------------------------------------------


  * Computed on an annualized basis.

(a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from January 27, 1994 (start of business) to May 24, 1994 the Fund had no investment activity.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997,
WHICH CAN BE OBTAINED FREE OF CHARGE.

(See Notes which are an integral part of the Financial Statements)







                                 PORTFOLIO OF INVESTMENTS

                               FEDERATED MANAGED GROWTH FUND
                                    NOVEMBER 30, 1997

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- 52.7%
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY -- 15.5%
--------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY -- 0.6%
--------------------------------------------------------------------------------------------------------------------
         24,200   Archer-Daniels-Midland Co.                                                                           $    517,276
                  --------------------------------------------------------------------------------------------------
          4,300   Dow Chemical Co.                                                                                          424,626
                  --------------------------------------------------------------------------------------------------
         25,700   LTV Corporation                                                                                           285,913
                  --------------------------------------------------------------------------------------------------
         14,800   Louisiana-Pacific Corp.                                                                                   298,775
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,526,590
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER DURABLES -- 0.5%
--------------------------------------------------------------------------------------------------------------------
          5,100   Eastman Kodak Co.                                                                                         309,189
                  --------------------------------------------------------------------------------------------------
          5,800   General Motors Corp., Class H                                                                             388,600
                  --------------------------------------------------------------------------------------------------
          3,800   General Motors Corp.                                                                                      231,800
                  --------------------------------------------------------------------------------------------------
         14,100   Rubbermaid, Inc.                                                                                          341,926
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,271,515
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER NON-DURABLES -- 1.4%
--------------------------------------------------------------------------------------------------------------------
          3,300   CPC International, Inc.                                                                                   341,139
                  --------------------------------------------------------------------------------------------------
         19,000   PepsiCo, Inc.                                                                                             700,626
                  --------------------------------------------------------------------------------------------------
          5,900   Philip Morris Cos., Inc.                                                                                  256,650
                  --------------------------------------------------------------------------------------------------
          7,100   RJR Nabisco Holdings Corp.                                                                                258,706
                  --------------------------------------------------------------------------------------------------
         17,900   Russell Corp.                                                                                             547,069
                  --------------------------------------------------------------------------------------------------
          8,900   Sara Lee Corp.                                                                                            470,588
                  --------------------------------------------------------------------------------------------------
         13,200   Unilever N.V.                                                                                             766,425
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,341,203
                  --------------------------------------------------------------------------------------------------   ------------
ENERGY MINERALS -- 1.8%
--------------------------------------------------------------------------------------------------------------------
          4,200   Atlantic Richfield Co.                                                                                    342,300
                  --------------------------------------------------------------------------------------------------
          6,600   Chevron Corp.                                                                                             529,239
                  --------------------------------------------------------------------------------------------------
          8,400   Exxon Corp.                                                                                               512,400
                  --------------------------------------------------------------------------------------------------
         14,200   Occidental Petroleum Corp.                                                                                421,564
                  --------------------------------------------------------------------------------------------------
          5,900   Royal Dutch Petroleum Co., ADR                                                                            310,857
                  --------------------------------------------------------------------------------------------------
         16,400   Sun Co., Inc.                                                                                             663,175
                  --------------------------------------------------------------------------------------------------
          9,600   Texaco, Inc.                                                                                              542,400
                  --------------------------------------------------------------------------------------------------

                                                         FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
ENERGY MINERALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
         16,500   USX-Marathon Group                                                                                   $    565,125
                  --------------------------------------------------------------------------------------------------
         12,700   YPF Sociedad Anonima, ADR                                                                                 426,244
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   4,313,304
                  --------------------------------------------------------------------------------------------------   ------------
FINANCE -- 1.9%
--------------------------------------------------------------------------------------------------------------------
          8,400   Allmerica Financial Corp.                                                                                 407,400
                  --------------------------------------------------------------------------------------------------
          4,600   Allstate Corp.                                                                                            395,026
                  --------------------------------------------------------------------------------------------------
          9,900   Bear Stearns Cos., Inc.                                                                                   410,850
                  --------------------------------------------------------------------------------------------------
         10,000   Block (H&R), Inc.                                                                                         410,000
                  --------------------------------------------------------------------------------------------------
         11,000   Boston Properties, Inc.                                                                                   358,876
                  --------------------------------------------------------------------------------------------------
          4,100   CIGNA Corp.                                                                                               685,726
                  --------------------------------------------------------------------------------------------------
          1,800   General RE Corp.                                                                                          357,300
                  --------------------------------------------------------------------------------------------------
          7,600   Marsh & McLennan Cos., Inc.                                                                               565,726
                  --------------------------------------------------------------------------------------------------
          7,600   Morgan Stanley, Dean Witter, Discover & Co.                                                               412,775
                  --------------------------------------------------------------------------------------------------
          8,100   Travelers Group, Inc.                                                                                     409,050
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   4,412,729
                  --------------------------------------------------------------------------------------------------   ------------
HEALTH CARE -- 1.7%
--------------------------------------------------------------------------------------------------------------------
          7,100   Abbott Laboratories                                                                                       461,500
                  --------------------------------------------------------------------------------------------------
         24,100   (a)Beverly Enterprises, Inc.                                                                              409,700
                  --------------------------------------------------------------------------------------------------
          8,700   Bristol-Myers Squibb Co.                                                                                  814,539
                  --------------------------------------------------------------------------------------------------
          4,100   Merck & Co., Inc.                                                                                         387,707
                  --------------------------------------------------------------------------------------------------
         11,900   (a)Perrigo Co.                                                                                            169,576
                  --------------------------------------------------------------------------------------------------
         19,900   Pharmacia & Upjohn, Inc.                                                                                  671,625
                  --------------------------------------------------------------------------------------------------
          7,000   Smithkline Beecham, ADR                                                                                   347,375
                  --------------------------------------------------------------------------------------------------
         13,800   U.S. Surgical Corp.                                                                                       363,975
                  --------------------------------------------------------------------------------------------------
          6,800   United Healthcare Corp.                                                                                   354,025
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,980,022
                  --------------------------------------------------------------------------------------------------   ------------
PRODUCER MANUFACTURING -- 1.2%
--------------------------------------------------------------------------------------------------------------------
         22,400   ITT Industries, Inc.                                                                                      711,200
                  --------------------------------------------------------------------------------------------------
         14,300   Ingersoll-Rand Co.                                                                                        584,514
                  --------------------------------------------------------------------------------------------------
         10,100   Johnson Controls, Inc.                                                                                    462,707
                  --------------------------------------------------------------------------------------------------
         13,800   (a)Lexmark Intl. Group, Class A                                                                           439,876
                  --------------------------------------------------------------------------------------------------

                                                         FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
PRODUCER MANUFACTURING -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          2,900   Loews Corp.                                                                                          $    307,764
                  --------------------------------------------------------------------------------------------------
          6,800   PACCAR, Inc.                                                                                              374,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,880,061
                  --------------------------------------------------------------------------------------------------   ------------
RETAIL TRADE -- 0.9%
--------------------------------------------------------------------------------------------------------------------
          8,200   Dayton-Hudson Corp.                                                                                       544,788
                  --------------------------------------------------------------------------------------------------
         52,300   (a)K Mart Corp.                                                                                           657,019
                  --------------------------------------------------------------------------------------------------
         21,100   Wal-Mart Stores, Inc.                                                                                     842,681
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,044,488
                  --------------------------------------------------------------------------------------------------   ------------
SERVICES -- 1.4%
--------------------------------------------------------------------------------------------------------------------
          2,900   ABB AB, ADR                                                                                               359,600
                  --------------------------------------------------------------------------------------------------
          9,500   Browning-Ferris Industries, Inc.                                                                          339,031
                  --------------------------------------------------------------------------------------------------
         37,200   News Corp., Ltd., ADR                                                                                     734,700
                  --------------------------------------------------------------------------------------------------
          2,600   News Corp., Ltd., ADR                                                                                      56,388
                  --------------------------------------------------------------------------------------------------
         17,400   Readers Digest Association, Inc., Class A                                                                 416,513
                  --------------------------------------------------------------------------------------------------
          7,807   (a)TCI Ventures Group, Class A                                                                            176,633
                  --------------------------------------------------------------------------------------------------
          1,900   (a)Tricon Global Restaurants, Inc.                                                                         64,244
                  --------------------------------------------------------------------------------------------------
          9,800   (a)Viacom, Inc., Class A                                                                                  340,550
                  --------------------------------------------------------------------------------------------------
          6,200   (a)Viacom, Inc., Class B                                                                                  217,000
                  --------------------------------------------------------------------------------------------------
         26,800   Waste Management, Inc.                                                                                    659,950
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,364,609
                  --------------------------------------------------------------------------------------------------   ------------
TECHNOLOGY -- 1.6%
--------------------------------------------------------------------------------------------------------------------
         10,600   AMP, Inc.                                                                                                 460,438
                  --------------------------------------------------------------------------------------------------
          9,200   (a)Cabletron Systems, Inc.                                                                                211,600
                  --------------------------------------------------------------------------------------------------
         19,200   First Data Corp.                                                                                          543,600
                  --------------------------------------------------------------------------------------------------
          4,000   International Business Machines Corp.                                                                     438,250
                  --------------------------------------------------------------------------------------------------
          3,000   Matsushita Electric Industrial Co., ADR                                                                   465,188
                  --------------------------------------------------------------------------------------------------
         44,000   (a)Novell, Inc.                                                                                           407,000
                  --------------------------------------------------------------------------------------------------
          4,600   Raytheon Co.                                                                                              257,313
                  --------------------------------------------------------------------------------------------------
         14,300   (a)Seagate Technology, Inc.                                                                               324,431
                  --------------------------------------------------------------------------------------------------
          8,900   (a)Storage Technology Corp.                                                                               574,606
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,682,426
                  --------------------------------------------------------------------------------------------------   ------------

                                                         FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.5%
--------------------------------------------------------------------------------------------------------------------
         10,800   CNF Transporation, Inc.                                                                              $    469,800
                  --------------------------------------------------------------------------------------------------
         10,445   KLM Royal Dutch Airlines                                                                                  376,020
                  --------------------------------------------------------------------------------------------------
          9,200   Ryder Systems, Inc.                                                                                       334,075
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,179,895
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 2.0%
--------------------------------------------------------------------------------------------------------------------
          7,800   CMS Energy Corp.                                                                                          307,125
                  --------------------------------------------------------------------------------------------------
          5,500   Coastal Corp.                                                                                             322,094
                  --------------------------------------------------------------------------------------------------
          5,200   Columbia Gas System, Inc.                                                                                 378,300
                  --------------------------------------------------------------------------------------------------
         15,000   Entergy Corp.                                                                                             390,000
                  --------------------------------------------------------------------------------------------------
          5,500   GTE Corp.                                                                                                 278,094
                  --------------------------------------------------------------------------------------------------
         15,900   Houston Industries, Inc.                                                                                  376,631
                  --------------------------------------------------------------------------------------------------
         19,200   MCI Communications Corp.                                                                                  843,600
                  --------------------------------------------------------------------------------------------------
         17,800   P G & E Corp.                                                                                             502,850
                  --------------------------------------------------------------------------------------------------
         11,200   Public Service Enterprises Group, Inc.                                                                    326,900
                  --------------------------------------------------------------------------------------------------
         23,193   (a)Tele-Communications, Inc., Class A                                                                     531,265
                  --------------------------------------------------------------------------------------------------
          9,500   U.S. West, Inc.                                                                                           429,281
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   4,686,140
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL LARGE COMPANY                                                                                    36,682,982
                  --------------------------------------------------------------------------------------------------   ------------
LARGE COMPANY GROWTH STOCKS -- 14.8%
--------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY -- 0.3%
--------------------------------------------------------------------------------------------------------------------
          6,300   (a)Lone Star Technologies, Inc.                                                                           182,700
                  --------------------------------------------------------------------------------------------------
          5,300   Martin Marietta Materials                                                                                 183,513
                  --------------------------------------------------------------------------------------------------
          3,700   Southdown, Inc.                                                                                           213,444
                  --------------------------------------------------------------------------------------------------
          9,600   (a)Steel Dynamics, Inc.                                                                                   177,600
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     757,257
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER DURABLES -- 0.3%
--------------------------------------------------------------------------------------------------------------------
          6,400   Carlisle Cos., Inc.                                                                                       272,000
                  --------------------------------------------------------------------------------------------------
         14,000   (a)Furniture Brands International, Inc.                                                                   273,875
                  --------------------------------------------------------------------------------------------------
          1,900   Sony Corp ADR                                                                                             158,650
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     704,525
                  --------------------------------------------------------------------------------------------------   ------------

                                                         FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 1.3%
--------------------------------------------------------------------------------------------------------------------
          6,600   (a)Consolidated Cigar Holdings, Inc.                                                                 $    181,913
                  --------------------------------------------------------------------------------------------------
          2,100   Gillette Co.                                                                                              193,856
                  --------------------------------------------------------------------------------------------------
          7,500   (a)Jones Apparel Group, Inc.                                                                              365,625
                  --------------------------------------------------------------------------------------------------
          8,100   Philip Morris Cos., Inc.                                                                                  352,350
                  --------------------------------------------------------------------------------------------------
          6,100   Procter & Gamble Co.                                                                                      465,506
                  --------------------------------------------------------------------------------------------------
          7,300   (a)Smithfield Foods, Inc.                                                                                 258,238
                  --------------------------------------------------------------------------------------------------
          5,500   St. John Knits, Inc.                                                                                      210,031
                  --------------------------------------------------------------------------------------------------
          6,300   (a)Tommy Hilfiger Corp.                                                                                   247,275
                  --------------------------------------------------------------------------------------------------
          8,000   Universal Corp.                                                                                           316,500
                  --------------------------------------------------------------------------------------------------
          7,900   Wolverine World Wide, Inc.                                                                                180,219
                  --------------------------------------------------------------------------------------------------
          4,600   Wrigley (Wm.), Jr. Co.                                                                                    363,975
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,135,488
                  --------------------------------------------------------------------------------------------------   ------------
ENERGY MINERALS -- 1.4%
--------------------------------------------------------------------------------------------------------------------
          3,200   (a)BJ Services Co.                                                                                        229,800
                  --------------------------------------------------------------------------------------------------
          5,800   Baker Hughes, Inc.                                                                                        242,875
                  --------------------------------------------------------------------------------------------------
          3,100   British Petroleum Co., PLC - ADR                                                                          257,300
                  --------------------------------------------------------------------------------------------------
          4,300   (a)Cooper Cameron Corp.                                                                                   262,031
                  --------------------------------------------------------------------------------------------------
          4,500   Diamond Offshore Drilling, Inc.                                                                           224,438
                  --------------------------------------------------------------------------------------------------
          7,000   ENSCO International, Inc.                                                                                 250,250
                  --------------------------------------------------------------------------------------------------
          7,700   (a)Falcon Drilling Co., Inc.                                                                              248,325
                  --------------------------------------------------------------------------------------------------
          6,500   (a)Friede Goldman International, Inc.                                                                     193,375
                  --------------------------------------------------------------------------------------------------
          8,100   (a)Key Energy Group, Inc.                                                                                 196,931
                  --------------------------------------------------------------------------------------------------
          6,500   (a)Nabors Industries, Inc.                                                                                227,906
                  --------------------------------------------------------------------------------------------------
          2,200   (a)Petroleum Geo-Services, ADR                                                                            141,488
                  --------------------------------------------------------------------------------------------------
          6,800   (a)Rowan Companies, Inc.                                                                                  231,200
                  --------------------------------------------------------------------------------------------------
          4,300   (a)Smith International, Inc.                                                                              275,200
                  --------------------------------------------------------------------------------------------------
          5,500   Tosco Corp.                                                                                               179,094
                  --------------------------------------------------------------------------------------------------
          6,800   (a)TransCoastal Marine Services, Inc.                                                                     132,600
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,292,813
                  --------------------------------------------------------------------------------------------------   ------------

                                                         FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FINANCE -- 3.0%
--------------------------------------------------------------------------------------------------------------------
          7,900   Ahmanson (H.F.) & Co.                                                                                $    470,050
                  --------------------------------------------------------------------------------------------------
          4,000   Allstate Corp.                                                                                            343,500
                  --------------------------------------------------------------------------------------------------
          2,600   American International Group, Inc.                                                                        262,113
                  --------------------------------------------------------------------------------------------------
          6,300   Bank of New York Co., Inc.                                                                                338,625
                  --------------------------------------------------------------------------------------------------
          4,700   BankAmerica Corp.                                                                                         343,100
                  --------------------------------------------------------------------------------------------------
         12,600   (a)Catellus Development Corp.                                                                             233,100
                  --------------------------------------------------------------------------------------------------
          2,400   Citicorp                                                                                                  287,850
                  --------------------------------------------------------------------------------------------------
          7,900   Conseco, Inc.                                                                                             367,844
                  --------------------------------------------------------------------------------------------------
          6,700   ETrade Group, Inc.                                                                                        167,919
                  --------------------------------------------------------------------------------------------------
          3,900   Equitable Companies Inc.                                                                                  185,981
                  --------------------------------------------------------------------------------------------------
         11,600   Frontier Insurance Group, Inc.                                                                            279,125
                  --------------------------------------------------------------------------------------------------
          7,900   (a)Golden State Bancorp, Inc.                                                                             263,169
                  --------------------------------------------------------------------------------------------------
         21,000   MBNA Corp.                                                                                                557,813
                  --------------------------------------------------------------------------------------------------
          2,700   MGIC Investment Corp.                                                                                     157,781
                  --------------------------------------------------------------------------------------------------
          5,700   Mellon Bank Corp.                                                                                         323,119
                  --------------------------------------------------------------------------------------------------
          5,200   Merrill Lynch & Co., Inc.                                                                                 364,975
                  --------------------------------------------------------------------------------------------------
          6,800   Morgan Stanley, Dean Witter, Discover & Co.                                                               369,325
                  --------------------------------------------------------------------------------------------------
          4,300   NationsBank Corp.                                                                                         258,269
                  --------------------------------------------------------------------------------------------------
          7,100   Old Republic International Corp.                                                                          256,044
                  --------------------------------------------------------------------------------------------------
          5,400   T. Rowe Price Associates                                                                                  351,000
                  --------------------------------------------------------------------------------------------------
          6,600   Torchmark Corp.                                                                                           269,363
                  --------------------------------------------------------------------------------------------------
         11,700   Travelers Group, Inc.                                                                                     590,850
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   7,040,915
                  --------------------------------------------------------------------------------------------------   ------------
HEALTH CARE -- 2.1%
--------------------------------------------------------------------------------------------------------------------
          9,500   (a)BioChem Pharma, Inc.                                                                                   242,250
                  --------------------------------------------------------------------------------------------------
          6,600   (a)Centocor, Inc.                                                                                         287,100
                  --------------------------------------------------------------------------------------------------
          5,000   (a)Dura Pharmaceuticals, Inc.                                                                             219,375
                  --------------------------------------------------------------------------------------------------
          4,700   Guidant Corp.                                                                                             301,975
                  --------------------------------------------------------------------------------------------------
          9,600   HBO & Co.                                                                                                 430,800
                  --------------------------------------------------------------------------------------------------
         10,600   (a)HEALTHSOUTH Corp.                                                                                      278,250
                  --------------------------------------------------------------------------------------------------
          8,900   Jones Medical Industries, Inc.                                                                            293,700
                  --------------------------------------------------------------------------------------------------
          5,600   Lilly (Eli) & Co.                                                                                         353,150
                  --------------------------------------------------------------------------------------------------

                                                         FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          5,900   (a)MedPartners, Inc.                                                                                 $    146,025
                  --------------------------------------------------------------------------------------------------
          2,400   Merck & Co., Inc.                                                                                         226,950
                  --------------------------------------------------------------------------------------------------
         12,100   Omnicare, Inc.                                                                                            349,388
                  --------------------------------------------------------------------------------------------------
          2,600   Pfizer, Inc.                                                                                              189,150
                  --------------------------------------------------------------------------------------------------
          6,600   (a)Phycor, Inc.                                                                                           162,525
                  --------------------------------------------------------------------------------------------------
          3,700   (a)Quintiles Transnational Corp.                                                                          289,063
                  --------------------------------------------------------------------------------------------------
          8,300   (a)Safeskin Corp.                                                                                         395,288
                  --------------------------------------------------------------------------------------------------
          4,800   Smithkline Beecham, ADR                                                                                   238,200
                  --------------------------------------------------------------------------------------------------
          6,300   (a)Universal Health Services, Inc., Class B                                                               275,231
                  --------------------------------------------------------------------------------------------------
          2,400   Warner-Lambert Co.                                                                                        335,700
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   5,014,120
                  --------------------------------------------------------------------------------------------------   ------------
PRODUCER MANUFACTURING -- 1.1%
--------------------------------------------------------------------------------------------------------------------
          5,600   (a)EVI, Inc.                                                                                              288,050
                  --------------------------------------------------------------------------------------------------
          7,800   General Electric Co.                                                                                      575,250
                  --------------------------------------------------------------------------------------------------
          7,800   (a)Halter Marine Group, Inc.                                                                              217,425
                  --------------------------------------------------------------------------------------------------
          8,300   (a)Maverick Tube Corp.                                                                                    237,069
                  --------------------------------------------------------------------------------------------------
          4,500   Precision Castparts Corp.                                                                                 267,188
                  --------------------------------------------------------------------------------------------------
         14,200   (a)Royal Group Technologies Ltd.                                                                          341,688
                  --------------------------------------------------------------------------------------------------
          8,400   Tyco International, Ltd.                                                                                  329,700
                  --------------------------------------------------------------------------------------------------
         15,900   (a)US Office Products Co.                                                                                 316,013
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,572,383
                  --------------------------------------------------------------------------------------------------   ------------
RETAIL TRADE -- 0.9%
--------------------------------------------------------------------------------------------------------------------
          7,800   (a)CompUSA, Inc.                                                                                          285,188
                  --------------------------------------------------------------------------------------------------
         13,000   (a)General Nutrition Cos., Inc.                                                                           443,625
                  --------------------------------------------------------------------------------------------------
          6,600   Home Depot, Inc.                                                                                          369,188
                  --------------------------------------------------------------------------------------------------
         14,750   Pier 1 Imports, Inc.                                                                                      330,031
                  --------------------------------------------------------------------------------------------------
          4,600   (a)Safeway, Inc.                                                                                          279,450
                  --------------------------------------------------------------------------------------------------
         10,400   TJX Cos., Inc.                                                                                            358,800
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,066,282
                  --------------------------------------------------------------------------------------------------   ------------
SERVICES -- 0.7%
--------------------------------------------------------------------------------------------------------------------
          3,700   (a)ASE Test Limited                                                                                       207,200
                  --------------------------------------------------------------------------------------------------
          9,300   (a)Corrections Corp. America                                                                              322,013
                  --------------------------------------------------------------------------------------------------

                                                         FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SERVICES -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          3,800   (a)HFS, Inc.                                                                                         $    260,775
                  --------------------------------------------------------------------------------------------------
          2,800   (a)Heftel Broadcasting Corp., Class A                                                                     206,850
                  --------------------------------------------------------------------------------------------------
         10,200   (a)Newpark Resources, Inc.                                                                                203,363
                  --------------------------------------------------------------------------------------------------
         14,100   (a)Philip Services Corp.                                                                                  222,956
                  --------------------------------------------------------------------------------------------------
          9,800   (a)Snyder Communications, Inc.                                                                            332,588
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,755,745
                  --------------------------------------------------------------------------------------------------   ------------
TECHNOLOGY -- 2.7%
--------------------------------------------------------------------------------------------------------------------
          1,700   (a)ASM Lithography Holding NV, ADR                                                                        106,250
                  --------------------------------------------------------------------------------------------------
          6,200   (a)Advanced Fibre Communications                                                                          160,425
                  --------------------------------------------------------------------------------------------------
          3,600   (a)America Online, Inc.                                                                                   271,800
                  --------------------------------------------------------------------------------------------------
          6,000   (a)Applied Materials, Inc.                                                                                198,000
                  --------------------------------------------------------------------------------------------------
          7,000   (a)Cadence Design Systems, Inc.                                                                           176,750
                  --------------------------------------------------------------------------------------------------
          4,500   (a)Cisco Systems, Inc.                                                                                    388,125
                  --------------------------------------------------------------------------------------------------
          5,600   Compaq Computer Corp.                                                                                     349,650
                  --------------------------------------------------------------------------------------------------
         11,200   (a)Creative Technology Ltd.                                                                               298,200
                  --------------------------------------------------------------------------------------------------
          3,800   Dallas Semiconductor Corp.                                                                                185,725
                  --------------------------------------------------------------------------------------------------
          2,600   (a)Dell Computer Corp.                                                                                    218,888
                  --------------------------------------------------------------------------------------------------
          6,400   (a)EMC Corp. Mass                                                                                         194,000
                  --------------------------------------------------------------------------------------------------
          5,700   (a)HNC Software                                                                                           179,550
                  --------------------------------------------------------------------------------------------------
         10,700   (a)Hyperion Software Corp.                                                                                461,103
                  --------------------------------------------------------------------------------------------------
          3,500   Intel Corp.                                                                                               271,688
                  --------------------------------------------------------------------------------------------------
          3,700   Lucent Technologies, Inc.                                                                                 296,463
                  --------------------------------------------------------------------------------------------------
          8,900   (a)Mastech Corp.                                                                                          260,325
                  --------------------------------------------------------------------------------------------------
          1,200   (a)Metromedia Fibre Network, Inc.                                                                          20,250
                  --------------------------------------------------------------------------------------------------
          2,900   (a)Microsoft Corp.                                                                                        410,350
                  --------------------------------------------------------------------------------------------------
          9,500   (a)Ortel Corp.                                                                                            169,813
                  --------------------------------------------------------------------------------------------------
          2,700   (a)PRI Automation, Inc.                                                                                    92,138
                  --------------------------------------------------------------------------------------------------
          2,400   (a)Peoplesoft, Inc.                                                                                       157,050
                  --------------------------------------------------------------------------------------------------
          5,100   (a)Rambus, Inc.                                                                                           284,644
                  --------------------------------------------------------------------------------------------------
          7,200   SCI Systems, Inc.                                                                                         329,850
                  --------------------------------------------------------------------------------------------------
          9,100   (a)Sandisk Corp.                                                                                          222,950
                  --------------------------------------------------------------------------------------------------
          2,500   (a)Speedfam International, Inc.                                                                            64,063
                  --------------------------------------------------------------------------------------------------

                                                         FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          5,300   (a)Tellabs, Inc.                                                                                     $    275,600
                  --------------------------------------------------------------------------------------------------
          3,800   Texas Instruments, Inc.                                                                                   187,150
                  --------------------------------------------------------------------------------------------------
          5,500   (a)World Access, Inc.                                                                                     134,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   6,365,550
                  --------------------------------------------------------------------------------------------------   ------------
TRANSPORTATION -- 0.2%
--------------------------------------------------------------------------------------------------------------------
            500   (a)Continental Airlines, Inc., Class B                                                                     22,781
                  --------------------------------------------------------------------------------------------------
          9,100   Expeditors International Washington, Inc.                                                                 354,331
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     377,112
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 0.8%
--------------------------------------------------------------------------------------------------------------------
          8,100   Cincinnati Bell, Inc.                                                                                     238,950
                  --------------------------------------------------------------------------------------------------
          5,300   Coastal Corp.                                                                                             310,381
                  --------------------------------------------------------------------------------------------------
         12,300   (a)ICG Communications, Inc.                                                                               285,975
                  --------------------------------------------------------------------------------------------------
         13,300   (a)IXC Communications, Inc.                                                                               461,344
                  --------------------------------------------------------------------------------------------------
          5,100   Sonat, Inc.                                                                                               222,169
                  --------------------------------------------------------------------------------------------------
          5,500   (a)Teleport Communications Group, Inc., Class A                                                           269,500
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,788,319
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL LARGE COMPANY GROWTH STOCKS                                                                      34,870,509
                  --------------------------------------------------------------------------------------------------   ------------
SMALL COMPANY STOCKS -- 11.3%
--------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY -- 0.9%
--------------------------------------------------------------------------------------------------------------------
          9,500   BMC Industries, Inc.                                                                                      176,344
                  --------------------------------------------------------------------------------------------------
          6,400   Cambrex Corp.                                                                                             290,400
                  --------------------------------------------------------------------------------------------------
          8,500   (a)Carbide/Graphite Group, Inc.                                                                           328,313
                  --------------------------------------------------------------------------------------------------
         13,800   (a)Chirex, Inc.                                                                                           336,375
                  --------------------------------------------------------------------------------------------------
          7,400   Furon Co.                                                                                                 292,300
                  --------------------------------------------------------------------------------------------------
          5,300   Lone Star Industries, Inc.                                                                                276,263
                  --------------------------------------------------------------------------------------------------
          7,100   (a)Lone Star Technologies, Inc.                                                                           205,900
                  --------------------------------------------------------------------------------------------------
         18,700   Spartech Corp.                                                                                            308,550
                  --------------------------------------------------------------------------------------------------
          5,000   Valspar Corp.                                                                                             151,875
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,366,320
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER DURABLES -- 0.8%
--------------------------------------------------------------------------------------------------------------------
         11,700   (a)Action Performance Companies, Inc.                                                                     339,300
                  --------------------------------------------------------------------------------------------------
          8,000   (a)American Homestar Corporation                                                                          112,000
                  --------------------------------------------------------------------------------------------------

                                                         FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SMALL COMPANY STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
         14,800   Brilliance China Automotive Holdings Ltd.                                                            $    139,675
                  --------------------------------------------------------------------------------------------------
          4,800   Carlisle Cos., Inc.                                                                                       204,000
                  --------------------------------------------------------------------------------------------------
          1,800   (a)Dura Automotive Systems, Inc.                                                                           47,475
                  --------------------------------------------------------------------------------------------------
          6,700   (a)Equity Marketing, Inc.                                                                                 197,650
                  --------------------------------------------------------------------------------------------------
          2,000   (a)Gentex Corp.                                                                                            49,500
                  --------------------------------------------------------------------------------------------------
         17,700   (a)Helen of Troy Ltd.                                                                                     252,225
                  --------------------------------------------------------------------------------------------------
          3,900   Oakwood Homes Corp.                                                                                       117,000
                  --------------------------------------------------------------------------------------------------
          7,500   (a)Stanley Furniture Co. Inc.                                                                             206,250
                  --------------------------------------------------------------------------------------------------
          3,500   Wynns International, Inc.                                                                                 113,531
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,778,606
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER NON-DURABLES -- 0.3%
--------------------------------------------------------------------------------------------------------------------
          4,700   (a)Blyth Industries, Inc.                                                                                 120,731
                  --------------------------------------------------------------------------------------------------
          7,900   (a)North Face, Inc.                                                                                       171,825
                  --------------------------------------------------------------------------------------------------
          8,000   (a)Rayovac Corp.                                                                                          134,000
                  --------------------------------------------------------------------------------------------------
          5,100   (a)Tommy Hilfiger Corp.                                                                                   200,175
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     626,731
                  --------------------------------------------------------------------------------------------------   ------------
ENERGY MINERALS -- 0.4%
--------------------------------------------------------------------------------------------------------------------
          2,400   Camco International, Inc.                                                                                 150,600
                  --------------------------------------------------------------------------------------------------
         10,300   (a)Key Energy Group, Inc.                                                                                 250,419
                  --------------------------------------------------------------------------------------------------
          3,700   (a)Patterson Energy Inc.                                                                                  135,975
                  --------------------------------------------------------------------------------------------------
          5,000   (a)TransCoastal Marine Services, Inc.                                                                      97,500
                  --------------------------------------------------------------------------------------------------
          7,300   (a)Tuboscope Inc.                                                                                         179,763
                  --------------------------------------------------------------------------------------------------
         11,600   Vintage Petroleum, Inc.                                                                                   224,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,039,007
                  --------------------------------------------------------------------------------------------------   ------------
FINANCE -- 2.0%
--------------------------------------------------------------------------------------------------------------------
          8,300   (a)Amresco, Inc.                                                                                          232,400
                  --------------------------------------------------------------------------------------------------
          5,100   CMAC Investment Corp.                                                                                     264,881
                  --------------------------------------------------------------------------------------------------
         10,200   City National Corp.                                                                                       331,500
                  --------------------------------------------------------------------------------------------------
          5,400   (a)Delphi Financial Group, Inc., Class A                                                                  216,675
                  --------------------------------------------------------------------------------------------------
         11,900   (a)Delta Financial Corp.                                                                                  197,094
                  --------------------------------------------------------------------------------------------------
          3,600   Executive Risk, Inc.                                                                                      234,000
                  --------------------------------------------------------------------------------------------------
          6,100   (a)FIRSTPLUS Financial Group, Inc.                                                                        232,563
                  --------------------------------------------------------------------------------------------------

                                                         FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SMALL COMPANY STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FINANCE -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          8,500   (a)FirstFed Financial Corp.                                                                          $    310,250
                  --------------------------------------------------------------------------------------------------
          7,100   Frontier Insurance Group, Inc.                                                                            170,844
                  --------------------------------------------------------------------------------------------------
          6,000   GBC Bancorp                                                                                               327,750
                  --------------------------------------------------------------------------------------------------
          8,100   (a)Imperial Bancorp                                                                                       378,169
                  --------------------------------------------------------------------------------------------------
         10,200   North Fork Bancorp, Inc.                                                                                  309,825
                  --------------------------------------------------------------------------------------------------
         11,500   (a)Philadelphia Consolidated Holding Corp.                                                                188,313
                  --------------------------------------------------------------------------------------------------
          3,800   Sirrom Capital Corp.                                                                                      167,200
                  --------------------------------------------------------------------------------------------------
         17,700   Sovereign Bancorp, Inc.                                                                                   335,194
                  --------------------------------------------------------------------------------------------------
          9,200   Trans Financial, Inc.                                                                                     316,250
                  --------------------------------------------------------------------------------------------------
         10,000   (a)Triad Guaranty, Inc.                                                                                   295,000
                  --------------------------------------------------------------------------------------------------
          4,900   Vesta Insurance Group, Inc.                                                                               268,888
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   4,776,796
                  --------------------------------------------------------------------------------------------------   ------------
HEALTH CARE -- 1.1%
--------------------------------------------------------------------------------------------------------------------
            900   (a)Ascent Pediatrics, Inc.                                                                                  7,200
                  --------------------------------------------------------------------------------------------------
         10,200   Ballard Medical Products                                                                                  235,238
                  --------------------------------------------------------------------------------------------------
          7,500   (a)Complete Management, Inc.                                                                              124,688
                  --------------------------------------------------------------------------------------------------
          4,200   (a)Curative Technologies, Inc.                                                                            119,700
                  --------------------------------------------------------------------------------------------------
         11,900   (a)FPA Medical Management, Inc.                                                                           307,169
                  --------------------------------------------------------------------------------------------------
         11,900   (a)Genesis Health Ventures, Inc.                                                                          288,575
                  --------------------------------------------------------------------------------------------------
         15,500   (a)Healthdyne Technologies, Inc.                                                                          297,406
                  --------------------------------------------------------------------------------------------------
          6,500   (a)Hologic, Inc.                                                                                          168,188
                  --------------------------------------------------------------------------------------------------
          4,600   (a)Medicis Pharmaceutical Corp., Class A                                                                  196,650
                  --------------------------------------------------------------------------------------------------
         10,100   Phycor, Inc.                                                                                              248,713
                  --------------------------------------------------------------------------------------------------
         16,100   (a)Prime Medical Services                                                                                 213,325
                  --------------------------------------------------------------------------------------------------
          5,900   (a)Somnus Medical Technologies, Inc.                                                                       67,850
                  --------------------------------------------------------------------------------------------------
          5,100   (a)Universal Health Services, Inc., Class B                                                               222,806
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,497,508
                  --------------------------------------------------------------------------------------------------   ------------
PRODUCER MANUFACTURING -- 0.8%
--------------------------------------------------------------------------------------------------------------------
         11,375   (a)AFC Cable Systems, Inc.                                                                                304,281
                  --------------------------------------------------------------------------------------------------
         12,000   (a)Ballantyne of Omaha, Inc.                                                                              220,500
                  --------------------------------------------------------------------------------------------------
          8,100   (a)Cable Design Technologies, Class A                                                                     328,050
                  --------------------------------------------------------------------------------------------------
          9,300   (a)Chicago Miniature Lamp, Inc.                                                                           315,038
                  --------------------------------------------------------------------------------------------------

                                                         FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SMALL COMPANY STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
PRODUCER MANUFACTURING -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          4,800   (a)EVI, Inc.                                                                                         $    246,900
                  --------------------------------------------------------------------------------------------------
          9,000   (a)Royal Group Technologies Ltd.                                                                          216,563
                  --------------------------------------------------------------------------------------------------
         11,900   (a)US Office Products Co.                                                                                 236,513
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,867,845
                  --------------------------------------------------------------------------------------------------   ------------
RETAIL TRADE -- 1.2%
--------------------------------------------------------------------------------------------------------------------
          4,800   (a)CDW Computer Centers, Inc.                                                                             283,200
                  --------------------------------------------------------------------------------------------------
         14,000   Claire's Stores, Inc.                                                                                     316,750
                  --------------------------------------------------------------------------------------------------
          4,800   (a)Express Scripts, Inc., Class A                                                                         283,200
                  --------------------------------------------------------------------------------------------------
          8,100   (a)Funco, Inc.                                                                                            149,850
                  --------------------------------------------------------------------------------------------------
         10,800   (a)Microage, Inc.                                                                                         217,350
                  --------------------------------------------------------------------------------------------------
         11,700   (a)O'Reilly Automotive, Inc.                                                                              276,413
                  --------------------------------------------------------------------------------------------------
         15,300   (a)Paul Harris Stores, Inc.                                                                               323,213
                  --------------------------------------------------------------------------------------------------
         11,000   (a)Pomeroy Computer Resources                                                                             275,000
                  --------------------------------------------------------------------------------------------------
          6,400   (a)Proffitts, Inc.                                                                                        195,600
                  --------------------------------------------------------------------------------------------------
         12,200   (a)Renters Choice, Inc.                                                                                   274,500
                  --------------------------------------------------------------------------------------------------
         10,700   (a)Zale Corp.                                                                                             238,075
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,833,151
                  --------------------------------------------------------------------------------------------------   ------------
SERVICES -- 1.3%
--------------------------------------------------------------------------------------------------------------------
          4,300   (a)ASE Test Limited                                                                                       240,800
                  --------------------------------------------------------------------------------------------------
          7,000   (a)Allied Waste Industries, Inc.                                                                          153,125
                  --------------------------------------------------------------------------------------------------
         12,800   (a)American Business Information, Class A                                                                 150,400
                  --------------------------------------------------------------------------------------------------
         12,100   (a)American Business Information, Class B                                                                 133,100
                  --------------------------------------------------------------------------------------------------
         10,950   (a)BARRA, Inc.                                                                                            305,231
                  --------------------------------------------------------------------------------------------------
          5,300   (a)Caribiner International, Inc.                                                                          224,919
                  --------------------------------------------------------------------------------------------------
          1,400   (a)Daisytek International Corp.                                                                            54,950
                  --------------------------------------------------------------------------------------------------
          6,800   (a)FactSet Research Systems                                                                               171,700
                  --------------------------------------------------------------------------------------------------
         15,200   (a)Newpark Resources, Inc.                                                                                303,050
                  --------------------------------------------------------------------------------------------------
          8,000   (a)Personnel Group of America, Inc.                                                                       292,500
                  --------------------------------------------------------------------------------------------------
         12,000   (a)Prime Hospitality Corp.                                                                                229,500
                  --------------------------------------------------------------------------------------------------
         15,700   (a)ProBusiness Services, Inc.                                                                             331,663
                  --------------------------------------------------------------------------------------------------
         23,300   (a)Seattle Filmworks, Inc.                                                                                230,088
                  --------------------------------------------------------------------------------------------------
         10,100   (a)Snyder Communications, Inc.                                                                            342,769
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,163,795
                  --------------------------------------------------------------------------------------------------   ------------

                                                         FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SMALL COMPANY STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 2.0%
--------------------------------------------------------------------------------------------------------------------
          8,400   ATMI, Inc.                                                                                           $    269,850
                  --------------------------------------------------------------------------------------------------
         15,200   (a)Alphanet Solutions, Inc.                                                                               195,700
                  --------------------------------------------------------------------------------------------------
         10,700   (a)Apex mPC Solutions, Inc.                                                                               235,400
                  --------------------------------------------------------------------------------------------------
          7,100   (a)Applied Science & Technology, Inc.                                                                     149,100
                  --------------------------------------------------------------------------------------------------
         12,900   (a)Applied Voice Technology, Inc.                                                                         361,200
                  --------------------------------------------------------------------------------------------------
         10,200   (a)Benchmark Electronics, Inc.                                                                            286,875
                  --------------------------------------------------------------------------------------------------
          9,400   (a)Benchmarq Microelectronics, Inc.                                                                       171,550
                  --------------------------------------------------------------------------------------------------
         11,100   (a)Cybex Computer Products Corp.                                                                          288,600
                  --------------------------------------------------------------------------------------------------
         10,800   (a)Cymer, Inc.                                                                                            207,225
                  --------------------------------------------------------------------------------------------------
         14,800   (a)DSP Group, Inc.                                                                                        484,700
                  --------------------------------------------------------------------------------------------------
          6,900   (a)Ducommun, Inc.                                                                                         223,819
                  --------------------------------------------------------------------------------------------------
          8,000   (a)Eltron International, Inc.                                                                             250,000
                  --------------------------------------------------------------------------------------------------
          5,800   (a)HADCO Corp.                                                                                            359,600
                  --------------------------------------------------------------------------------------------------
          9,900   (a)II-VI, Inc.                                                                                            238,838
                  --------------------------------------------------------------------------------------------------
          9,800   (a)MRV Communications, Inc.                                                                               276,850
                  --------------------------------------------------------------------------------------------------
          7,800   (a)Mastech Corp.                                                                                          228,150
                  --------------------------------------------------------------------------------------------------
          7,000   (a)Qlogic Corp.                                                                                           231,875
                  --------------------------------------------------------------------------------------------------
          7,000   (a)Three-Five Systems, Inc.                                                                               139,563
                  --------------------------------------------------------------------------------------------------
          6,000   (a)Tollgrade Communications, Inc.                                                                         141,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   4,740,645
                  --------------------------------------------------------------------------------------------------   ------------
TRANSPORTATION -- 0.2%
--------------------------------------------------------------------------------------------------------------------
          3,600   Airlines Express International Corp.                                                                      103,275
                  --------------------------------------------------------------------------------------------------
          8,850   Comair Holdings, Inc.                                                                                     195,806
                  --------------------------------------------------------------------------------------------------
          2,200   Expeditors International Washington, Inc.                                                                  85,663
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     384,744
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 0.3%
--------------------------------------------------------------------------------------------------------------------
          4,200   Cincinnati Bell, Inc.                                                                                     123,900
                  --------------------------------------------------------------------------------------------------
          6,700   IXC Communications, Inc.                                                                                  232,406
                  --------------------------------------------------------------------------------------------------
          3,400   MCN Corp.                                                                                                 129,838
                  --------------------------------------------------------------------------------------------------
          3,600   Sonat, Inc.                                                                                               156,825
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     642,969
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL SMALL COMPANY                                                                                    26,718,117
                  --------------------------------------------------------------------------------------------------   ------------

                                                         FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN STOCKS -- 11.1%
--------------------------------------------------------------------------------------------------------------------
ARGENTINA -- 0.1%
--------------------------------------------------------------------------------------------------------------------
          9,700   (a)Banco Rio de la Plata S.A., ADR                                                                   $    121,856
                  --------------------------------------------------------------------------------------------------
          8,070   Compania Naviera Perez Companc S.A., Class B                                                               57,641
                  --------------------------------------------------------------------------------------------------
          2,200   Telecom Argentina S.A., ADR                                                                                67,513
                  --------------------------------------------------------------------------------------------------
          1,800   Telefonica De Argentina ADR                                                                                59,513
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     306,523
                  --------------------------------------------------------------------------------------------------   ------------
AUSTRALIA -- 0.5%
--------------------------------------------------------------------------------------------------------------------
         18,000   Australia & New Zealand Banking Group, Melbourne                                                          123,405
                  --------------------------------------------------------------------------------------------------
         61,700   Austrim Ltd                                                                                               137,350
                  --------------------------------------------------------------------------------------------------
         40,000   Coles Myer Limited                                                                                        196,661
                  --------------------------------------------------------------------------------------------------
        792,000   (a)Cue Energy Resources NL                                                                                 73,010
                  --------------------------------------------------------------------------------------------------
         31,000   (a)News Corp., Ltd.                                                                                       165,537
                  --------------------------------------------------------------------------------------------------
         50,000   Oil Search Ltd.                                                                                            98,672
                  --------------------------------------------------------------------------------------------------
         32,000   Woodside Petroleum Ltd.                                                                                   229,416
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,024,051
                  --------------------------------------------------------------------------------------------------   ------------
AUSTRIA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
          2,100   (a)Bank Austria AG, Pfd.                                                                                   85,797
                  --------------------------------------------------------------------------------------------------   ------------
BELGIUM -- 0.1%
--------------------------------------------------------------------------------------------------------------------
             45   UCB (groupe)                                                                                              148,662
                  --------------------------------------------------------------------------------------------------   ------------
BRAZIL -- 0.3%
--------------------------------------------------------------------------------------------------------------------
        324,000   Centrais Eletricas Brasileiras S.A., Preference, Series B                                                 157,721
                  --------------------------------------------------------------------------------------------------
      1,523,000   Companhia Energetica de Minas Gerais, Preference                                                           73,451
                  --------------------------------------------------------------------------------------------------
        750,000   Petroleo Brasileiro S.A., Preference                                                                      164,293
                  --------------------------------------------------------------------------------------------------
      1,766,000   Telecomunicacoes Brasileiras S.A.                                                                         163,975
                  --------------------------------------------------------------------------------------------------
         17,710   Telecomunicacoes de Sao Paulo S.A.                                                                            335
                  --------------------------------------------------------------------------------------------------
        530,137   Telecomunicacoes de Sao Paulo S.A., Preference                                                            139,552
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     699,327
                  --------------------------------------------------------------------------------------------------   ------------
CHILE -- 0.0%
--------------------------------------------------------------------------------------------------------------------
            600   Banco de A. Edwards, ADR                                                                                   10,500
                  --------------------------------------------------------------------------------------------------
            750   (b)Chilectra S.A., ADR                                                                                     18,720
                  --------------------------------------------------------------------------------------------------
            850   Compania Telecomunicacion Chile, ADR                                                                       23,003
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      52,223
                  --------------------------------------------------------------------------------------------------   ------------
CHINA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         42,000   (a)China Telecommunications                                                                                70,088
                  --------------------------------------------------------------------------------------------------   ------------

                                                         FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
COLOMBIA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
          1,400   Banco Ganadero S.A., ADR                                                                             $     53,375
                  --------------------------------------------------------------------------------------------------
          1,500   Banco Industrial Colombiano, ADR                                                                           21,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      75,125
                  --------------------------------------------------------------------------------------------------   ------------
DENMARK -- 0.3%
--------------------------------------------------------------------------------------------------------------------
          2,700   BG Bank AS                                                                                                175,377
                  --------------------------------------------------------------------------------------------------
          1,250   (a)Bang & Olufsen Holding B                                                                                73,558
                  --------------------------------------------------------------------------------------------------
          1,450   Novo-Nordisk, Class B                                                                                     177,567
                  --------------------------------------------------------------------------------------------------
          2,900   (a)Sydbank AS                                                                                             155,533
                  --------------------------------------------------------------------------------------------------
          2,100   Unidanmark A                                                                                              148,293
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     730,328
                  --------------------------------------------------------------------------------------------------   ------------
FINLAND -- 0.1%
--------------------------------------------------------------------------------------------------------------------
          8,150   Enso Oy, Class R                                                                                           71,543
                  --------------------------------------------------------------------------------------------------
          4,000   Partek Corp,                                                                                               74,203
                  --------------------------------------------------------------------------------------------------
          7,000   Rauma                                                                                                     120,795
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     266,541
                  --------------------------------------------------------------------------------------------------   ------------
FRANCE -- 1.0%
--------------------------------------------------------------------------------------------------------------------
          2,100   AXA                                                                                                       152,396
                  --------------------------------------------------------------------------------------------------
          1,000   Accor S.A.                                                                                                189,047
                  --------------------------------------------------------------------------------------------------
          1,200   Bertrand Faure                                                                                             81,717
                  --------------------------------------------------------------------------------------------------
            800   (a)CLF-Dexia France                                                                                        83,072
                  --------------------------------------------------------------------------------------------------
            400   Canal Plus                                                                                                 69,588
                  --------------------------------------------------------------------------------------------------
          1,800   Compagnie Financiere de Paribas, Class A                                                                  130,046
                  --------------------------------------------------------------------------------------------------
            710   Compagnie de Saint Gobain                                                                                  96,458
                  --------------------------------------------------------------------------------------------------
          1,050   Elf Aquitaine S.A.                                                                                        121,839
                  --------------------------------------------------------------------------------------------------
          1,039   (a)France Telecommunications                                                                               38,158
                  --------------------------------------------------------------------------------------------------
            660   (a)Generale Geophysique                                                                                    71,553
                  --------------------------------------------------------------------------------------------------
          1,600   Groupe Danon BSN S.A.                                                                                     255,315
                  --------------------------------------------------------------------------------------------------
            225   L'Oreal                                                                                                    86,138
                  --------------------------------------------------------------------------------------------------
          1,500   Pechiney Ord A                                                                                             58,899
                  --------------------------------------------------------------------------------------------------
          2,120   (a)SGS-Thomson Microelectronics N.V.                                                                      149,502
                  --------------------------------------------------------------------------------------------------
          5,248   Schneider S.A.                                                                                            280,922
                  --------------------------------------------------------------------------------------------------
          3,400   Scor S.A.                                                                                                 146,233
                  --------------------------------------------------------------------------------------------------

                                                         FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FRANCE -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          1,100   Synthelabo                                                                                           $    139,752
                  --------------------------------------------------------------------------------------------------
          5,200   Thomson-csf                                                                                               150,451
                  --------------------------------------------------------------------------------------------------
          1,600   Total S.A.-B                                                                                              168,042
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,469,128
                  --------------------------------------------------------------------------------------------------   ------------
GERMANY, FEDERAL REPUBLIC OF -- 1.0%
--------------------------------------------------------------------------------------------------------------------
          5,875   Bayer AG                                                                                                  217,443
                  --------------------------------------------------------------------------------------------------
            210   Bayerische Motoren Werke AG                                                                               156,830
                  --------------------------------------------------------------------------------------------------
         10,050   Commerzbank AG, Frankfurt                                                                                 349,342
                  --------------------------------------------------------------------------------------------------
          2,230   Deutsche Bank, AG                                                                                         143,018
                  --------------------------------------------------------------------------------------------------
          6,065   Dresdner Bank AG, Frankfurt                                                                               235,240
                  --------------------------------------------------------------------------------------------------
            550   Mannesmann AG                                                                                             256,053
                  --------------------------------------------------------------------------------------------------
          3,000   Siemens AG                                                                                                176,155
                  --------------------------------------------------------------------------------------------------
            900   (a)Singulus Technologies AG                                                                                39,807
                  --------------------------------------------------------------------------------------------------
         13,000   Skw Trostberg                                                                                             449,305
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,023,193
                  --------------------------------------------------------------------------------------------------   ------------
HONG KONG -- 0.3%
--------------------------------------------------------------------------------------------------------------------
        292,000   (a)Angang New Steel Co. Ltd.                                                                               46,083
                  --------------------------------------------------------------------------------------------------
         26,000   (a)Cheung Kong                                                                                            183,305
                  --------------------------------------------------------------------------------------------------
         35,000   China Resources Enterprises Ltd.                                                                           75,385
                  --------------------------------------------------------------------------------------------------
          3,751   HSBC Holdings PLC                                                                                          90,496
                  --------------------------------------------------------------------------------------------------
         17,000   Hutchison Whampoa                                                                                         113,256
                  --------------------------------------------------------------------------------------------------
         24,000   (a)New World Development Co. Ltd.                                                                          88,949
                  --------------------------------------------------------------------------------------------------
         40,000   Peregrine Investments                                                                                      39,326
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     636,800
                  --------------------------------------------------------------------------------------------------   ------------
INDONESIA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         28,000   PT Indosat                                                                                                 63,523
                  --------------------------------------------------------------------------------------------------   ------------
IRELAND -- 0.1%
--------------------------------------------------------------------------------------------------------------------
          6,000   (a)Elan Corp. PLC, ADR                                                                                    316,500
                  --------------------------------------------------------------------------------------------------   ------------
ITALY -- 0.2%
--------------------------------------------------------------------------------------------------------------------
         17,150   Eni                                                                                                       100,117
                  --------------------------------------------------------------------------------------------------
         16,000   Istituto Bancario San Paolo di Torino                                                                     132,534
                  --------------------------------------------------------------------------------------------------

                                                         FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
ITALY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
         11,000   La Rinascente S.P.A.                                                                                 $     83,412
                  --------------------------------------------------------------------------------------------------
         25,000   Telecom Italia S.P.A.                                                                                     155,856
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     471,919
                  --------------------------------------------------------------------------------------------------   ------------
JAPAN -- 2.4%
--------------------------------------------------------------------------------------------------------------------
         13,200   Circle K Japan Co. Ltd.                                                                                   662,974
                  --------------------------------------------------------------------------------------------------
         30,000   Fujitsu Ltd.                                                                                              336,141
                  --------------------------------------------------------------------------------------------------
         10,000   Hitachi Maxell                                                                                            224,094
                  --------------------------------------------------------------------------------------------------
          7,000   Ito-Yokado Co., Ltd.                                                                                      315,926
                  --------------------------------------------------------------------------------------------------
          2,900   Mabuchi Motor Co.                                                                                         152,016
                  --------------------------------------------------------------------------------------------------
        125,000   (a)Mazda Motor Corp.                                                                                      349,657
                  --------------------------------------------------------------------------------------------------
         36,000   Minolta Co.                                                                                               207,326
                  --------------------------------------------------------------------------------------------------
         40,000   Mitsubishi Estate Co. Ltd.                                                                                463,859
                  --------------------------------------------------------------------------------------------------
          4,000   Nintendo Corp. Ltd.                                                                                       413,712
                  --------------------------------------------------------------------------------------------------
             34   Nippon Telegraph & Telephone Corp.                                                                        279,726
                  --------------------------------------------------------------------------------------------------
         17,000   Sankyo Co. Ltd.                                                                                           542,135
                  --------------------------------------------------------------------------------------------------
          1,400   Shokoh Fund & Co.                                                                                         398,198
                  --------------------------------------------------------------------------------------------------
          6,000   Sony Corp.                                                                                                512,439
                  --------------------------------------------------------------------------------------------------
         17,000   Sumitomo Bank Ltd., Osaka                                                                                 215,788
                  --------------------------------------------------------------------------------------------------
         60,000   Sumitomo Realty & Dev                                                                                     401,959
                  --------------------------------------------------------------------------------------------------
         48,000   Tokyu Land Corp.                                                                                           95,530
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   5,571,480
                  --------------------------------------------------------------------------------------------------   ------------
MEXICO -- 0.2%
--------------------------------------------------------------------------------------------------------------------
          3,600   Empresas ICA Sociedad Controladora S.A., ADR                                                               55,800
                  --------------------------------------------------------------------------------------------------
          9,000   Fomento Economico Mexicano, S.A. de C.V., Class B                                                          74,183
                  --------------------------------------------------------------------------------------------------
        310,000   (a)(b)Grupo Financiero Bancomer, S.A. de C.V., Class B                                                    179,278
                  --------------------------------------------------------------------------------------------------
          3,400   Telefonos de Mexico, Class L, ADR                                                                         168,300
                  --------------------------------------------------------------------------------------------------
          3,000   (a)Tubos de Acero de Mexico S.A., ADR                                                                      66,375
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     543,936
                  --------------------------------------------------------------------------------------------------   ------------
NETHERLANDS -- 0.4%
--------------------------------------------------------------------------------------------------------------------
          7,313   ABN-Amro Holdings N.V.                                                                                    139,467
                  --------------------------------------------------------------------------------------------------
            900   (a)ASM Lithography Holding N.V., ADR                                                                       56,250
                  --------------------------------------------------------------------------------------------------
            960   Akzo Nobel N.V.                                                                                           168,880
                  --------------------------------------------------------------------------------------------------
          3,228   ING Groep, N.V.                                                                                           131,245
                  --------------------------------------------------------------------------------------------------

                                                         FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
NETHERLANDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          3,500   Koninklijke PTT Nederland N.V.                                                                       $    140,542
                  --------------------------------------------------------------------------------------------------
          1,600   Philips Electronics N.V.                                                                                  105,711
                  --------------------------------------------------------------------------------------------------
          6,600   VNU - Verenigde Nederlandse Uitgeversbedrijven Verenigd Bezit                                             158,084
                  --------------------------------------------------------------------------------------------------
            959   Wolters Kluwer N.V.                                                                                       126,963
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,027,142
                  --------------------------------------------------------------------------------------------------   ------------
NEW ZEALAND -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         32,000   Air New Zealand Ltd., Class B                                                                              65,150
                  --------------------------------------------------------------------------------------------------   ------------
NORWAY -- 0.1%
--------------------------------------------------------------------------------------------------------------------
          3,700   Saga Petroleum A.S., Class A                                                                               66,371
                  --------------------------------------------------------------------------------------------------
          4,500   Schibsted                                                                                                  76,341
                  --------------------------------------------------------------------------------------------------
          2,100   Smedvig ASA, Class B                                                                                       53,439
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     196,151
                  --------------------------------------------------------------------------------------------------   ------------
PHILIPPINES -- 0.0%
--------------------------------------------------------------------------------------------------------------------
             50   (a)Filinvest Land, Inc.                                                                                         2
                  --------------------------------------------------------------------------------------------------   ------------
SINGAPORE -- 0.1%
--------------------------------------------------------------------------------------------------------------------
          3,600   (a)Creative Technology Ltd.                                                                                95,850
                  --------------------------------------------------------------------------------------------------
         52,000   Natsteel Broadway Ltd.                                                                                     76,180
                  --------------------------------------------------------------------------------------------------
          3,000   Singapore Press Holdings Ltd., Foreign Shares                                                              41,022
                  --------------------------------------------------------------------------------------------------
         27,000   Wing Tai Holdings, Ltd.                                                                                    34,719
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     247,771
                  --------------------------------------------------------------------------------------------------   ------------
SPAIN -- 0.5%
--------------------------------------------------------------------------------------------------------------------
          6,000   (a)Banco Bilbao Vizcaya S.A.                                                                              181,276
                  --------------------------------------------------------------------------------------------------
          2,200   Banco Popular Espanol                                                                                     140,165
                  --------------------------------------------------------------------------------------------------
          7,600   Endesa S.A.                                                                                               142,968
                  --------------------------------------------------------------------------------------------------
          4,050   Iberdrola S.A.                                                                                             51,742
                  --------------------------------------------------------------------------------------------------
          3,425   Repsol S.A.                                                                                               148,154
                  --------------------------------------------------------------------------------------------------
          1,300   Tabacalera                                                                                                 99,390
                  --------------------------------------------------------------------------------------------------
          5,950   Telefonica de Espana                                                                                      171,585
                  --------------------------------------------------------------------------------------------------
          4,200   Vidrala S.A.                                                                                              179,706
                  --------------------------------------------------------------------------------------------------
          1,100   Zardoya-Otis S.A.                                                                                         127,993
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,242,979
                  --------------------------------------------------------------------------------------------------   ------------

                                                         FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SWEDEN -- 0.4%
--------------------------------------------------------------------------------------------------------------------
          1,250   Electrolux B                                                                                         $     98,426
                  --------------------------------------------------------------------------------------------------
         11,300   Munksjo AB                                                                                                106,832
                  --------------------------------------------------------------------------------------------------
         27,000   Skand Enskilda BKN, Class A                                                                               318,202
                  --------------------------------------------------------------------------------------------------
          3,770   Skandia Forsakrings AB                                                                                    198,717
                  --------------------------------------------------------------------------------------------------
          3,800   Trygg-hansa B                                                                                             118,358
                  --------------------------------------------------------------------------------------------------
          5,600   Volvo AB, Class B                                                                                         149,401
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     989,936
                  --------------------------------------------------------------------------------------------------   ------------
SWITZERLAND -- 1.0%
--------------------------------------------------------------------------------------------------------------------
            100   (a)ABB AG                                                                                                 133,048
                  --------------------------------------------------------------------------------------------------
             50   (a)Baloise Holdings-REG Registered                                                                         89,073
                  --------------------------------------------------------------------------------------------------
          1,500   Credit Suisse Group-Registered                                                                            219,351
                  --------------------------------------------------------------------------------------------------
            260   Holderbank Financiere Glaris AG, Class B                                                                  226,666
                  --------------------------------------------------------------------------------------------------
            170   Nestle S.A.                                                                                               250,147
                  --------------------------------------------------------------------------------------------------
            306   Novartis AG-Registered                                                                                    488,896
                  --------------------------------------------------------------------------------------------------
             32   (a)Roche Holding AG                                                                                       286,380
                  --------------------------------------------------------------------------------------------------
            205   UBS-Union Bank of Switzerland                                                                             260,959
                  --------------------------------------------------------------------------------------------------
            327   Zurich Versicherungsgesellschaft                                                                          137,607
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,092,127
                  --------------------------------------------------------------------------------------------------   ------------
UNITED KINGDOM -- 2.0%
--------------------------------------------------------------------------------------------------------------------
         18,100   BBA Group PLC                                                                                             115,093
                  --------------------------------------------------------------------------------------------------
          7,369   Barclays PLC                                                                                              177,722
                  --------------------------------------------------------------------------------------------------
         10,000   Bass PLC                                                                                                  143,557
                  --------------------------------------------------------------------------------------------------
          8,587   Boc Group PLC                                                                                             137,049
                  --------------------------------------------------------------------------------------------------
          6,200   Boots Co. PLC                                                                                              91,099
                  --------------------------------------------------------------------------------------------------
          7,484   British Aerospace PLC                                                                                     204,258
                  --------------------------------------------------------------------------------------------------
         14,756   British Petroleum Co. PLC                                                                                 201,864
                  --------------------------------------------------------------------------------------------------
         10,000   British Sky Broadcasting Group PLC                                                                         74,312
                  --------------------------------------------------------------------------------------------------
         20,065   Cadbury Schweppes PLC                                                                                     208,410
                  --------------------------------------------------------------------------------------------------
         18,100   Compass Group                                                                                             216,124
                  --------------------------------------------------------------------------------------------------
         20,710   EMI Group PLC                                                                                             155,998
                  --------------------------------------------------------------------------------------------------
         14,300   Energy Group PLC                                                                                          153,481
                  --------------------------------------------------------------------------------------------------
          9,355   GKN PLC                                                                                                   203,342
                  --------------------------------------------------------------------------------------------------

                                                         FEDERATED MANAGED GROWTH FUND

 SHARES, UNITS                                                                                                             VALUE
 OR PRINCIPAL                                                                                                             IN U.S.
    AMOUNT                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
         15,000   (a)Gallaher Group PLC                                                                                $     81,067
                  --------------------------------------------------------------------------------------------------
         17,450   General Electric Co. PLC                                                                                  113,612
                  --------------------------------------------------------------------------------------------------
         10,886   Glaxo Wellcome PLC                                                                                        239,010
                  --------------------------------------------------------------------------------------------------
         10,652   Granada Group PLC                                                                                         152,377
                  --------------------------------------------------------------------------------------------------
         13,004   Grand Metropolitan PLC                                                                                    118,378
                  --------------------------------------------------------------------------------------------------
         13,500   Marks & Spencer PLC                                                                                       138,853
                  --------------------------------------------------------------------------------------------------
         10,000   National Westminster Bank, PLC, London                                                                    151,663
                  --------------------------------------------------------------------------------------------------
         12,000   Next                                                                                                      149,974
                  --------------------------------------------------------------------------------------------------
          9,980   Pearson                                                                                                   139,056
                  --------------------------------------------------------------------------------------------------
         11,300   PowerGen PLC                                                                                              145,902
                  --------------------------------------------------------------------------------------------------
          7,282   Reckitt & Colman PLC                                                                                      106,137
                  --------------------------------------------------------------------------------------------------
         16,400   Reed International PLC                                                                                    174,636
                  --------------------------------------------------------------------------------------------------
          4,284   Rio Tinto plc                                                                                              51,732
                  --------------------------------------------------------------------------------------------------
          8,000   Royal & Sun Alliance Insurance Group PLC                                                                   72,015
                  --------------------------------------------------------------------------------------------------
         20,000   Shell Transport & Trading Co.                                                                             136,125
                  --------------------------------------------------------------------------------------------------
          9,568   Siebe PLC                                                                                                 174,037
                  --------------------------------------------------------------------------------------------------
         49,000   Smith & Nephew PLC                                                                                        141,513
                  --------------------------------------------------------------------------------------------------
             70   Smithkline Beecham PLC                                                                                        650
                  --------------------------------------------------------------------------------------------------
         19,514   Tomkins PLC                                                                                                99,201
                  --------------------------------------------------------------------------------------------------
         30,000   Vodafone Group PLC                                                                                        200,641
                  --------------------------------------------------------------------------------------------------
          4,350   Zeneca Group                                                                                              138,853
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   4,807,741
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL FOREIGN STOCKS                                                                                   26,224,143
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL STOCKS (IDENTIFIED COST $107,382,653)                                                           124,495,751
                  --------------------------------------------------------------------------------------------------   ------------
BONDS -- 46.5%
--------------------------------------------------------------------------------------------------------------------
TREASURY -- 25.0%
--------------------------------------------------------------------------------------------------------------------
(C)REPURCHASE AGREEMENT AND GOVERNMENT SECURITIES -- 6.8%
--------------------------------------------------------------------------------------------------------------------
    $16,005,000   BT Securities Corporation, 5.73%, dated 11/28/1997, due 12/1/1997 (at amortized cost)                  16,005,000
                  --------------------------------------------------------------------------------------------------   ------------
UNITED STATES TREASURY SECURITIES -- 18.2%
--------------------------------------------------------------------------------------------------------------------
      1,800,000   United States Treasury Bill, 12/18/1997                                                                 1,797,477
                  --------------------------------------------------------------------------------------------------
      7,000,000   United States Treasury Bond, 8.125%, 5/15/2021                                                          8,710,870
                  --------------------------------------------------------------------------------------------------
      8,473,000   United States Treasury Note, 5.75%, 8/15/2003                                                           8,427,415
                  --------------------------------------------------------------------------------------------------
      5,860,000   United States Treasury Note, 6.125%, 8/15/2007                                                          5,976,204
                  --------------------------------------------------------------------------------------------------

                                                         FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   PRINCIPAL                                                                                                              IN U.S.
    AMOUNT                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TREASURY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
     $5,500,000   United States Treasury Note, 6.25%, 2/15/2003                                                        $  5,596,195
                  --------------------------------------------------------------------------------------------------
     12,000,000   United States Treasury Note, 6.50%, 10/15/2006                                                         12,481,680
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                  42,989,841
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL TREASURY AND GOVERNMENT SECURITIES                                                               58,994,841
                  --------------------------------------------------------------------------------------------------   ------------
MORTGAGE-BACKED SECURITIES -- 9.1%
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY -- 9.1%
--------------------------------------------------------------------------------------------------------------------
        614,053   Federal Home Loan Mortgage Corp., 9.50%, 6/1/2021                                                         667,205
                  --------------------------------------------------------------------------------------------------
        311,817   Federal Home Loan Mortgage Corp., 8.00%, 5/1/2006                                                         320,978
                  --------------------------------------------------------------------------------------------------
        488,707   Federal Home Loan Mortgage Corp., 7.00%, 1/1/2027                                                         490,784
                  --------------------------------------------------------------------------------------------------
        310,632   Federal Home Loan Mortgage Corp., 7.50%, 10/1/2025                                                        318,205
                  --------------------------------------------------------------------------------------------------
        946,614   Federal Home Loan Mortgage Corp., 7.00%, 2/1/2026                                                         952,237
                  --------------------------------------------------------------------------------------------------
        915,259   Federal Home Loan Mortgage Corp., 7.50%, 7/1/2026                                                         935,568
                  --------------------------------------------------------------------------------------------------
        435,639   Federal Home Loan Mortgage Corp., 7.50%, 7/1/2026                                                         445,306
                  --------------------------------------------------------------------------------------------------
        565,493   Federal Home Loan Mortgage Corp., 8.00%, 10/1/2010                                                        585,285
                  --------------------------------------------------------------------------------------------------
        791,224   Federal Home Loan Mortgage Corp., 7.00%, 1/1/2011                                                         800,371
                  --------------------------------------------------------------------------------------------------
        143,535   Federal Home Loan Mortgage Corp., 7.00%, 4/1/2009                                                         145,418
                  --------------------------------------------------------------------------------------------------
        429,105   Federal Home Loan Mortgage Corp., 6.50%, 10/1/2010                                                        428,166
                  --------------------------------------------------------------------------------------------------
        612,067   Federal Home Loan Mortgage Corp., 6.50%, 5/1/2011                                                         610,537
                  --------------------------------------------------------------------------------------------------
        966,076   Federal Home Loan Mortgage Corp., 6.00%, 7/1/2011                                                         948,040
                  --------------------------------------------------------------------------------------------------
        300,547   Federal National Mortgage Association, 7.00%, 5/1/2001                                                    303,553
                  --------------------------------------------------------------------------------------------------
        475,487   Federal National Mortgage Association, 8.50%, 3/1/2025                                                    498,072
                  --------------------------------------------------------------------------------------------------
        423,302   Federal National Mortgage Association, 6.00%, 2/1/2003                                                    419,466
                  --------------------------------------------------------------------------------------------------
      1,303,871   Federal National Mortgage Association, 7.00%, 2/1/2024                                                  1,315,280
                  --------------------------------------------------------------------------------------------------
        930,643   Federal National Mortgage Association, 7.50%, 11/1/2010                                                   952,746
                  --------------------------------------------------------------------------------------------------
        122,572   Federal National Mortgage Association, 8.50%, 2/1/2025                                                    128,394
                  --------------------------------------------------------------------------------------------------
        761,002   Federal National Mortgage Association, 7.50%, 7/1/2025                                                    778,840
                  --------------------------------------------------------------------------------------------------
        436,226   Federal National Mortgage Association, 7.00%, 8/1/2025                                                    438,817
                  --------------------------------------------------------------------------------------------------
        469,958   Federal National Mortgage Association, 6.50%, 10/1/2025                                                   462,810
                  --------------------------------------------------------------------------------------------------
      1,113,391   Federal National Mortgage Association, 6.50%, 10/1/2025                                                 1,094,141
                  --------------------------------------------------------------------------------------------------
        914,948   Federal National Mortgage Association, 8.00%, 5/1/2027                                                    947,145
                  --------------------------------------------------------------------------------------------------
        990,000   Government National Mortgage Association, 7.00%, 11/20/2027                                               987,218
                  --------------------------------------------------------------------------------------------------
        897,956   Government National Mortgage Association, 8.50%, 2/15/2022                                                948,467
                  --------------------------------------------------------------------------------------------------

                                                         FEDERATED MANAGED GROWTH FUND

   PRINCIPAL                                                                                                               VALUE
    AMOUNT                                                                                                                IN U.S.
   OR SHARES                                                                                                              DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
       $570,480   Government National Mortgage Association, 7.00%, 1/15/2024                                           $    573,869
                  --------------------------------------------------------------------------------------------------
        471,238   Government National Mortgage Association, 6.50%, 1/15/2024                                                466,379
                  --------------------------------------------------------------------------------------------------
        224,441   Government National Mortgage Association, 7.00%, 5/15/2024                                                225,774
                  --------------------------------------------------------------------------------------------------
        242,605   Government National Mortgage Association, 8.00%, 11/15/2024                                               252,006
                  --------------------------------------------------------------------------------------------------
        479,331   Government National Mortgage Association, 7.50%, 3/15/2026                                                489,368
                  --------------------------------------------------------------------------------------------------
        454,085   Government National Mortgage Association, 8.00%, 5/15/2025                                                471,113
                  --------------------------------------------------------------------------------------------------
        419,125   Government National Mortgage Association, 8.00%, 7/15/2025                                                434,582
                  --------------------------------------------------------------------------------------------------
        883,459   Government National Mortgage Association, 7.50%, 2/15/2026                                                905,272
                  --------------------------------------------------------------------------------------------------
        639,460   Government National Mortgage Association, 9.00%, 11/15/2017                                               693,814
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL MORTAGE-BACKED SECURITIES                                                                        21,435,226
                  --------------------------------------------------------------------------------------------------   ------------
HIGH YIELD BONDS -- 3.0%
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   Tracor, Inc., Sr. Sub. Note, 8.50%, 3/1/2007                                                               50,250
                  --------------------------------------------------------------------------------------------------   ------------
AUTOMOBILE -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         75,000   Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004                                                83,625
                  --------------------------------------------------------------------------------------------------
        100,000   Collins & Aikman Products, Sr. Sub. Note, 11.50%, 4/15/2006                                               113,500
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     197,125
                  --------------------------------------------------------------------------------------------------   ------------
BANKING -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        175,000   First Nationwide Escrow, Sr. Sub. Note, 10.625%, 10/1/2003                                                195,563
                  --------------------------------------------------------------------------------------------------   ------------
BROADCAST RADIO & TV -- 0.2%
--------------------------------------------------------------------------------------------------------------------
                  American Radio Systems Corp., 701 PIK Pfd. Shares , 11.375%                                                82,718
                  --------------------------------------------------------------------------------------------------
                  Chancellor Media Corp., 600 PIK Pfd. Shares, Series A, 12.25%                                              84,300
                  --------------------------------------------------------------------------------------------------
        100,000   (b)Fox/Liberty Networks, LLC, Sr. Disc. Note, 9.75%, 8/15/2007                                             62,750
                  --------------------------------------------------------------------------------------------------
                  (b)Sinclair Broadcast Group, Inc., 500 Pfd. Shares, $11.625                                                55,250
                  --------------------------------------------------------------------------------------------------
        100,000   Sinclair Broadcast Group, Inc. Sr. Sub. Note, 10.00%, 9/30/2005                                           106,000
                  --------------------------------------------------------------------------------------------------
        100,000   Sullivan Broadcasting, Sr. Sub. Note, 10.25%, 12/15/2005                                                  107,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     498,018
                  --------------------------------------------------------------------------------------------------   ------------
BUSINESS EQUIPMENT & SERVICES -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         98,000   Knoll, Inc., Sr. Sub. Note, 10.875%, 3/15/2006                                                            109,760
                  --------------------------------------------------------------------------------------------------
         50,000   Outsourcing Solutions Inc., Sr. Sub. Note, 11.00%, 11/1/2006                                               56,000
                  --------------------------------------------------------------------------------------------------
         67,000   United Stationers Supply, Sr. Sub. Note, 12.75%, 5/1/2005                                                  76,548
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     242,308
                  --------------------------------------------------------------------------------------------------   ------------

                                                         FEDERATED MANAGED GROWTH FUND

   PRINCIPAL                                                                                                               VALUE
    AMOUNT                                                                                                                IN U.S.
   OR SHARES                                                                                                              DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 0.4%
--------------------------------------------------------------------------------------------------------------------
       $100,000   Cablevision Systems Corp., Sr. Sub. Note, 9.875%, 5/15/2006                                          $    108,750
                  --------------------------------------------------------------------------------------------------
         50,000   Cablevision Systems Corp., Sr. Sub. Note, 9.25%, 11/1/2005                                                 52,875
                  --------------------------------------------------------------------------------------------------
         50,000   Charter Communication Southeast, Sr. Note, 11.25%, 3/15/2006                                               55,750
                  --------------------------------------------------------------------------------------------------
        100,000   Comcast Corp., Sr. Sub. Deb., 9.375%, 5/15/2005                                                           107,750
                  --------------------------------------------------------------------------------------------------
        150,000   (b)Diamond Cable Comm. PLC, Sr. Disc. Note, 0/11.75%, 2/15/2007                                            99,750
                  --------------------------------------------------------------------------------------------------
        100,000   Echostar Satellite Broadcasting Corp. Sr. Disc. Note, 0/13.125%, 3/15/2004                                 83,500
                  --------------------------------------------------------------------------------------------------
         25,000   International Cabletel, Sr. Defd. Cpn. Note, 0/11.50%, 2/1/2006                                            19,188
                  --------------------------------------------------------------------------------------------------
        100,000   International Cabletel, Sr. Disc. Note, 0/12.75%, 4/15/2005                                                82,500
                  --------------------------------------------------------------------------------------------------
                  Pegasus Communications Corp., 50 PIK Pfd. Shares, Series A, 12.75%                                         55,250
                  --------------------------------------------------------------------------------------------------
         50,000   Rogers Cablesystems Inc., Sr. Secd. 2nd Priority Note, 10.00%, 12/1/2007                                   54,750
                  --------------------------------------------------------------------------------------------------
         50,000   Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note, 10.00%, 3/15/2005                                   54,750
                  --------------------------------------------------------------------------------------------------
        200,000   Telewest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007                                                         153,500
                  --------------------------------------------------------------------------------------------------
        100,000   UIH Australia/Pacific, Sr. Disc. Note, 0/14.00%, 5/15/2006                                                 65,500
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     993,813
                  --------------------------------------------------------------------------------------------------   ------------
CHEMICALS & PLASTICS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         75,000   RBX Corp., Sr. Sub. Note, Series B, 11.25%, 10/15/2005                                                     64,500
                  --------------------------------------------------------------------------------------------------
                  (a)Sterling Chemicals Holdings, Inc., 75 Warrants, 8/15/2008                                                2,850
                  --------------------------------------------------------------------------------------------------
         50,000   Uniroyal Technology Corporation, Sr. Secd. Note, 11.75%, 6/1/2003                                          51,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     119,100
                  --------------------------------------------------------------------------------------------------   ------------
CLOTHING & TEXTILES -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   Collins & Aikman Floorcoverings., Sr. Sub. Note, 10.00%, 1/15/2007                                         51,875
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Glenoit Corporation, Sr. Sub. Note, 11.00%, 4/15/2007                                                   54,250
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     106,125
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER PRODUCTS -- 0.2%
--------------------------------------------------------------------------------------------------------------------
         50,000   American Safety Razor Co., Sr. Note, 9.875%, 8/1/2005                                                      52,750
                  --------------------------------------------------------------------------------------------------
        100,000   Hosiery Corp. Of America, Sr. Sub. Note, 13.75%, 8/1/2002                                                 108,500
                  --------------------------------------------------------------------------------------------------
                  (a)Hosiery Corp. of America, 50 Common Shares                                                                 350
                  --------------------------------------------------------------------------------------------------
        100,000   ICON Fitness Corp., Sr. Disc. Note, 0/14.00%, 11/15/2006                                                   58,500
                  --------------------------------------------------------------------------------------------------
        100,000   Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                                           100,750
                  --------------------------------------------------------------------------------------------------
         50,000   Renaissance Cosmetics, Inc., Sr. Note, 11.75%, 2/15/2004                                                   47,250
                  --------------------------------------------------------------------------------------------------
         75,000   Simmons Co., Sr. Sub. Note, 10.75%, 4/15/2006                                                              78,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     446,850
                  --------------------------------------------------------------------------------------------------   ------------

                                                         FEDERATED MANAGED GROWTH FUND

   PRINCIPAL                                                                                                               VALUE
    AMOUNT                                                                                                                IN U.S.
   OR SHARES                                                                                                              DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
CONTAINER & GLASS PRODUCTS -- 0.0%
--------------------------------------------------------------------------------------------------------------------
        $50,000   Plastic Containers, Inc., Sr. Secd. Note, 10.00%, 12/15/2006                                         $     53,250
                  --------------------------------------------------------------------------------------------------   ------------
ECOLOGICAL SERVICES & EQUIPMENT -- 0.0%
--------------------------------------------------------------------------------------------------------------------
        100,000   Allied Waste N.A., Inc., Company Guarantee, 10.25%, 12/1/2006                                             109,500
                  --------------------------------------------------------------------------------------------------
                  (a)ICF Kaiser International, 120 Warrants, 12/31/1998                                                          45
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     109,545
                  --------------------------------------------------------------------------------------------------   ------------
ELECTRONICS -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   (b)Fairchild Semiconductor, Sr. Sub., 10.125%, 3/15/2007                                                   53,000
                  --------------------------------------------------------------------------------------------------   ------------
FOOD & DRUG RETAILERS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        100,000   Carr Gottstein Foods Co., Sr. Sub. Note, 12.00%, 11/15/2005                                               111,500
                  --------------------------------------------------------------------------------------------------
         75,000   Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                                                           84,563
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     196,063
                  --------------------------------------------------------------------------------------------------   ------------
FOOD PRODUCTS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Aurora Foods, Inc., Sr. Sub. Note, 9.875%, 2/15/2007                                                       52,750
                  --------------------------------------------------------------------------------------------------
         75,000   International Home Foods, Sr. Sub. Note, 10.375%, 11/1/2006                                                82,125
                  --------------------------------------------------------------------------------------------------
        100,000   Van De Kamp's, Inc., Sr. Sub. Note, 12.00%, 9/15/2005                                                     111,500
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     246,375
                  --------------------------------------------------------------------------------------------------   ------------
FOREST PRODUCTS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         75,000   Four M Corp., Sr. Note, 12.00%, 6/1/2006                                                                   80,250
                  --------------------------------------------------------------------------------------------------
         75,000   Stone Container, Sr. Note, 11.50%, 10/1/2004                                                               82,125
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     162,375
                  --------------------------------------------------------------------------------------------------   ------------
HEALTHCARE -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        125,000   Dade International, Inc., Sr. Sub. Note, 11.125%, 5/1/2006                                                139,688
                  --------------------------------------------------------------------------------------------------
        100,000   Tenet Healthcare, Sr. Sub. Note, 10.125%, 3/1/2005                                                        108,625
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     248,313
                  --------------------------------------------------------------------------------------------------   ------------
INDUSTRIAL PRODUCTS & EQUIPMENT -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        100,000   Cabot Safety Corp., Sr. Sub. Note, 12.50%, 7/15/2005                                                      112,500
                  --------------------------------------------------------------------------------------------------
         50,000   Continental Global, Inc., Sr. Note, 11.00%, 4/1/2007                                                       53,750
                  --------------------------------------------------------------------------------------------------
         75,000   Euramax International Plc, Sr. Sub. Note, 11.25%, 10/1/2006                                                81,563
                  --------------------------------------------------------------------------------------------------
         50,000   International Knife & Saw, Sr. Sub. Note, 11.375%, 11/15/2006                                              53,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     301,563
                  --------------------------------------------------------------------------------------------------   ------------
LEISURE & ENTERTAINMENT -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        100,000   AMF Group, Inc., Sr. Sub. Disc. Note, 0/12.25%, 3/15/2006                                                  78,000
                  --------------------------------------------------------------------------------------------------
         50,000   Cobblestone Golf, Sr. Note, 11.50%, 6/1/2003                                                               54,250
                  --------------------------------------------------------------------------------------------------

                                                         FEDERATED MANAGED GROWTH FUND

   PRINCIPAL                                                                                                               VALUE
    AMOUNT                                                                                                                IN U.S.
   OR SHARES                                                                                                              DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
       $100,000   Premier Parks, Sr. Note, 12.00%, 8/15/2003                                                           $    111,500
                  --------------------------------------------------------------------------------------------------
         50,000   Six Flags Theme Parks, Sr. Sub. Disc. Note, 0/12.25%, 6/15/2005                                            53,000
                  --------------------------------------------------------------------------------------------------
        100,000   Viacom Inc, Sub. Deb., 8.00%, 7/7/2006                                                                    100,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     396,750
                  --------------------------------------------------------------------------------------------------   ------------
MACHINERY & EQUIPMENT -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        100,000   Alvey Systems, Sr. Sub. Note, 11.375%, 1/31/2003                                                          106,500
                  --------------------------------------------------------------------------------------------------
         50,000   Clark Material Handling , Sr. Note, 10.75%, 11/15/2006                                                     53,000
                  --------------------------------------------------------------------------------------------------
         75,000   Tokheim Corp., Sr. Sub. Note, 11.50%, 8/1/2006                                                             85,125
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     244,625
                  --------------------------------------------------------------------------------------------------   ------------
OIL & GAS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         75,000   Forcenergy Inc., Sr. Sub. Note, 9.50%, 11/1/2006                                                           79,313
                  --------------------------------------------------------------------------------------------------
        100,000   United Meridian Corp., Sr. Sub. Note, 10.375%, 10/15/2005                                                 108,500
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     187,813
                  --------------------------------------------------------------------------------------------------   ------------
PRINTING & PUBLISHING -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        100,000   Garden State Newspapers, Inc., Sr. Sub. Note, 12.00%, 7/1/2004                                            112,500
                  --------------------------------------------------------------------------------------------------
         50,000   Hollinger International, Sr. Sub. Note, 9.25%, 3/15/2007                                                   52,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     164,500
                  --------------------------------------------------------------------------------------------------   ------------
STEEL -- 0.1%
--------------------------------------------------------------------------------------------------------------------
                  (a)(b)Bar Technologies, Inc., 50 Warrants, 4/01/2001                                                        3,000
                  --------------------------------------------------------------------------------------------------
        100,000   GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004                                           110,500
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     113,500
                  --------------------------------------------------------------------------------------------------   ------------
SURFACE TRANSPORTATION -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Ameritruck Distribution, Sr. Sub. Note, 12.25%, 11/15/2005                                                 52,750
                  --------------------------------------------------------------------------------------------------
         75,000   Statia Terminals, 1st Mtg. Note, 11.75%, 11/15/2003                                                        79,500
                  --------------------------------------------------------------------------------------------------
        100,000   Stena AB, Sr. Note, 10.50%, 12/15/2005                                                                    109,375
                  --------------------------------------------------------------------------------------------------
        100,000   Trism, Inc., Sr. Sub. Note, 10.75%, 12/15/2000                                                             99,250
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     340,875
                  --------------------------------------------------------------------------------------------------   ------------
TELECOMMUNICATIONS & CELLULAR -- 0.5%
--------------------------------------------------------------------------------------------------------------------
        100,000   Brooks Fiber Properties, Inc. Sr. Disc. Note, 0/10.875%, 3/1/2006                                          82,750
                  --------------------------------------------------------------------------------------------------
        150,000   Cellular Communication, Sr. Disc. Note, 13.25% accrual, 8/15/2000                                         117,000
                  --------------------------------------------------------------------------------------------------
                  (a)Cellular Communications International, Inc., 150 Warrants, 8/15/2003                                     3,000
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Hermes Europe Railtel B.V, Sr. Note, 11.50%, 8/15/2007                                                  55,000
                  --------------------------------------------------------------------------------------------------

                                                         FEDERATED MANAGED GROWTH FUND

   PRINCIPAL                                                                                                               VALUE
    AMOUNT                                                                                                                IN U.S.
   OR SHARES                                                                                                              DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS & CELLULAR -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
       $100,000   Intermedia Communications, Sr. Disc. Note, 0/11.25%, 7/15/2007                                       $     69,000
                  --------------------------------------------------------------------------------------------------
        100,000   McLeod, Sr. Disc. Note, 0/11.00%, 3/1/2007                                                                 69,500
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Metronet Communications, Unit, 12.00%, 8/15/2007                                                        56,750
                  --------------------------------------------------------------------------------------------------
        100,000   Millicom International, Sr. Disc. Note, 0/13.50%, 6/1/2006                                                 73,000
                  --------------------------------------------------------------------------------------------------
                  (a)NEXTEL Communications, Inc., Class A, 116 Common Shares                                                  2,929
                  --------------------------------------------------------------------------------------------------
         75,000   NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.75%, 8/15/2004                                            65,063
                  --------------------------------------------------------------------------------------------------
         50,000   Paging Network, Inc., Sr. Sub. Note, 10.00%, 10/15/2008                                                    51,875
                  --------------------------------------------------------------------------------------------------
         59,000   Panamsat Corp., Deb., 12.75%, 4/15/2005                                                                    72,570
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Qwest Communications, Sr. Note, 10.875%, 4/1/2007                                                       55,750
                  --------------------------------------------------------------------------------------------------
         50,000   Sygnet Wireless, Inc., Sr. Note, 11.50%, 10/1/2006                                                         54,250
                  --------------------------------------------------------------------------------------------------
        150,000   Teleport Communications, Sr. Disc. Note, 0/11.125%, 7/1/2007                                              119,438
                  --------------------------------------------------------------------------------------------------
        125,000   Vanguard Cellular Systems, Deb., 9.375%, 4/15/2006                                                        130,938
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,078,813
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        100,000   California Energy Co., Sr. Note, 10.25%, 1/15/2004                                                        108,500
                  --------------------------------------------------------------------------------------------------
                  El Paso Electric Co., 1,212 PIK Pfd. Shares, Series A, 11.40%                                             132,714
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     241,214
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL HIGH YIELD BONDS                                                                                  6,987,726
                  --------------------------------------------------------------------------------------------------   ------------
INVESTMENT GRADE BONDS -- 4.8%
--------------------------------------------------------------------------------------------------------------------
BANKING -- 0.6%
--------------------------------------------------------------------------------------------------------------------
        500,000   Exp-Imp BK Korea, Note, 6.50%, 5/15/2000                                                                  477,421
                  --------------------------------------------------------------------------------------------------
        250,000   National Bank of Canada, Sub. Note, 8.125%, 8/15/2004                                                     270,573
                  --------------------------------------------------------------------------------------------------
        500,000   Santander Finance Issuances, Bank Guarantee, 7.875%, 4/15/2005                                            532,515
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,280,509
                  --------------------------------------------------------------------------------------------------   ------------
BEVERAGE & TOBACCO -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   Philip Morris Cos., Inc., Deb., 6.00%, 7/15/2001                                                           48,941
                  --------------------------------------------------------------------------------------------------   ------------
BROADCAST RADIO & TV -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        500,000   SCI Television, Sr. Secd. Note, 11.00%, 6/30/2005                                                         520,895
                  --------------------------------------------------------------------------------------------------   ------------
CABLE TELEVISION -- 0.3%
--------------------------------------------------------------------------------------------------------------------
        460,000   Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013                                                        546,779
                  --------------------------------------------------------------------------------------------------
        250,000   TKR Cable Inc., 10.50%, 10/30/2007                                                                        278,200
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     824,979
                  --------------------------------------------------------------------------------------------------   ------------

                                                         FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   PRINCIPAL                                                                                                              IN U.S.
    AMOUNT                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
CHEMICALS & PLASTICS -- 0.2%
--------------------------------------------------------------------------------------------------------------------
       $500,000   (b)Bayer Corp., Deb., 6.50%, 10/1/2002                                                               $    504,365
                  --------------------------------------------------------------------------------------------------   ------------
EDUCATION -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        500,000   Boston University, 7.625%, 7/15/2097                                                                      539,569
                  --------------------------------------------------------------------------------------------------   ------------
FINANCIAL INTERMEDIARIES -- 0.7%
--------------------------------------------------------------------------------------------------------------------
        450,000   DLJ, Note, 6.875%, 11/1/2005                                                                              453,335
                  --------------------------------------------------------------------------------------------------
        450,000   Green Tree Financial Corp, Sr. Sub. Note, 10.25%, 6/1/2002                                                516,848
                  --------------------------------------------------------------------------------------------------
        300,000   Lehman Brothers, Inc., Sr. Sub. Note, 7.375%, 1/15/2007                                                   308,892
                  --------------------------------------------------------------------------------------------------
        150,000   Salomon, Inc., Note, 7.20%, 2/1/2004                                                                      154,011
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,433,086
                  --------------------------------------------------------------------------------------------------   ------------
FOREST PRODUCTS -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        500,000   Repap Wisconsin, Inc., 2nd Priority Sr. Secd. Note, 9.875%, 5/1/2006                                      545,950
                  --------------------------------------------------------------------------------------------------   ------------
GOVERNMENT AGENCY -- 0.3%
--------------------------------------------------------------------------------------------------------------------
        840,000   TVA 11/15/2029                                                                                            773,413
                  --------------------------------------------------------------------------------------------------   ------------
INSURANCE -- 0.8%
--------------------------------------------------------------------------------------------------------------------
        300,000   American General Corp., S.F. Deb., 9.625%, 2/1/2018                                                       315,798
                  --------------------------------------------------------------------------------------------------
        225,000   Conseco, Inc., Sr. Note, 10.50%, 12/15/2004                                                               270,176
                  --------------------------------------------------------------------------------------------------
        250,000   Sunamerica Inc, Medium Term Note, 7.34%, 8/30/2005                                                        260,775
                  --------------------------------------------------------------------------------------------------
        450,000   Sunamerica, Inc., Sr. Note, 9.00%, 1/15/1999                                                              464,846
                  --------------------------------------------------------------------------------------------------
        250,000   (b)USF&G Cap, 8.312%, 7/1/2046                                                                            267,475
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,579,070
                  --------------------------------------------------------------------------------------------------   ------------
LEISURE & ENTERTAINMENT -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        500,000   Viacom, Inc., Sr. Note, 7.75%, 6/1/2005                                                                   505,660
                  --------------------------------------------------------------------------------------------------   ------------
METALS & MINING -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        275,000   Barrick Gold Corp., Deb., 7.50%, 5/1/2007                                                                 289,944
                  --------------------------------------------------------------------------------------------------
        250,000   Santa Fe Pacific Gold Co, Note, 8.375%, 7/1/2005                                                          273,830
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     563,774
                  --------------------------------------------------------------------------------------------------   ------------
PRINTING & PUBLISHING -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        250,000   News Amer Hldgs, Sr. Note, 7.50%, 3/1/2000                                                                255,578
                  --------------------------------------------------------------------------------------------------   ------------
SERVICES--0.1%
--------------------------------------------------------------------------------------------------------------------
        200,000   Loewen Group Int'l, Sr. Note, 8.25%, 4/15/2003                                                            207,618
                  --------------------------------------------------------------------------------------------------   ------------

                                                         FEDERATED MANAGED GROWTH FUND

   PRINCIPAL
   AMOUNT OR
    FOREIGN                                                                                                                VALUE
  CURRENCY PAR                                                                                                            IN U.S.
     AMOUNT                                                                                                               DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FINANCIAL INTERMEDIARIES -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SOVEREIGN GOVERNMENT -- 0.5%
--------------------------------------------------------------------------------------------------------------------
       $250,000   (b)Freeport Terminal (Malta), Gtd. Global Note, 7.50%, 3/29/2009                                     $    262,433
                  --------------------------------------------------------------------------------------------------
        250,000   Republic of South Africa, Global Bond Deb., 9.625%, 12/15/1999                                            264,375
                  --------------------------------------------------------------------------------------------------
        535,000   Republic of Colombia, Note, 7.25%, 2/15/2003                                                              510,658
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,037,466
                  --------------------------------------------------------------------------------------------------   ------------
SURFACE TRANSPORTATION -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        500,000   Trans Ocean Container Corp., Sr. Sub. Note, 12.25%, 7/1/2004                                              576,375
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 0.0%
--------------------------------------------------------------------------------------------------------------------
        100,000   Cajun Electric Power, 9.52%, 3/15/2019                                                                    105,828
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL INVESTMENT GRADE BONDS                                                                           11,303,076
                  --------------------------------------------------------------------------------------------------   ------------
FOREIGN BONDS -- 4.6%
--------------------------------------------------------------------------------------------------------------------
AUSTRALIAN DOLLAR -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        405,000   Federal National Mortgage Association, 6.50%, 7/10/2002                                                   282,258
                  --------------------------------------------------------------------------------------------------
        213,000   Queensland Treas Global, Local Government Guarantee, Notes, Deb., 10.50%, 5/15/2003                       174,347
                  --------------------------------------------------------------------------------------------------
        310,000   West Aust T Corp, Local Government Guarantee, 8.00%, 7/15/2003                                            229,903
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     686,508
                  --------------------------------------------------------------------------------------------------   ------------
BELGIAN FRANC -- 0.0%
--------------------------------------------------------------------------------------------------------------------
      2,570,000   Belgian Government, Bond, 6.50%, 3/31/2005                                                                 75,120
                  --------------------------------------------------------------------------------------------------   ------------
CANADIAN DOLLAR -- 0.5%
--------------------------------------------------------------------------------------------------------------------
        569,000   Canada Government, Deb., 6.50%, 6/1/2004                                                                  422,662
                  --------------------------------------------------------------------------------------------------
        400,000   Ontario Hydro, 9.00%, 6/24/2002                                                                           322,252
                  --------------------------------------------------------------------------------------------------
        546,000   Ontario Hydro, Bond, 7.75%, 11/3/2005                                                                     432,292
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,177,206
                  --------------------------------------------------------------------------------------------------   ------------
DANISH KRONE -- 0.1%
--------------------------------------------------------------------------------------------------------------------
      1,200,000   Denmark, 8.00%, 5/15/2003                                                                                 200,298
                  --------------------------------------------------------------------------------------------------   ------------
FRENCH FRANC -- 0.3%
--------------------------------------------------------------------------------------------------------------------
      1,352,000   France O.a.t., Bond, 7.25%, 4/25/2006                                                                     258,569
                  --------------------------------------------------------------------------------------------------
        319,000   France O.a.t., Bond, 7.50%, 4/25/2005                                                                     401,763
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     660,332
                  --------------------------------------------------------------------------------------------------   ------------

                                                         FEDERATED MANAGED GROWTH FUND

    FOREIGN                                                                                                                VALUE
  CURRENCY PAR                                                                                                            IN U.S.
     AMOUNT                                                                                                               DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
DEUTSCHE MARK -- 0.9%
--------------------------------------------------------------------------------------------------------------------
       $727,000   DG-HYPBK 5.75%, 1/22/2007                                                                            $    416,783
                  --------------------------------------------------------------------------------------------------
     42,000,000   KFW International Finance, 6.00%, 11/29/1999                                                              364,137
                  --------------------------------------------------------------------------------------------------
        500,000   KFW International Finance, Bank Guarantee, 6.75%, 6/20/2005                                               303,374
                  --------------------------------------------------------------------------------------------------
        800,000   KFW International Finance, 7.00%, 5/12/2000                                                               143,073
                  --------------------------------------------------------------------------------------------------
        400,000   Tennessee Valley Authority -- Global Bond, 6.375%, 9/18/2006                                              237,823
                  --------------------------------------------------------------------------------------------------
      1,050,000   Treuhandanstalt, 7.75%, 10/1/2002                                                                         663,224
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,128,414
                  --------------------------------------------------------------------------------------------------   ------------
GREEK DRACHMA -- 0.3%
--------------------------------------------------------------------------------------------------------------------
    181,800,000   Hellenic Republic, FRN, 14.00%, 10/23/2003                                                                624,947
                  --------------------------------------------------------------------------------------------------   ------------
ITALIAN LIRA -- 0.5%
--------------------------------------------------------------------------------------------------------------------
    265,000,000   BTPS, Bond, 10.50%, 11/1/2000                                                                             174,394
                  --------------------------------------------------------------------------------------------------
    425,000,000   BTPS, Deb., 12.00%, 5/18/1999                                                                             267,657
                  --------------------------------------------------------------------------------------------------
  1,225,000,000   Buoni Poliennali Del Tes, 9.50%, 1/1/2005                                                                 860,122
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,302,173
                  --------------------------------------------------------------------------------------------------   ------------
JAPANESE YEN -- 0.0%
--------------------------------------------------------------------------------------------------------------------
     10,000,000   Interamerican Development, Deb., 7.25%, 5/15/2000                                                          90,842
                  --------------------------------------------------------------------------------------------------   ------------
NETHERLANDS GUILDER -- 0.3%
--------------------------------------------------------------------------------------------------------------------
        285,000   Bank Ned Gemeenten, Bond, 6.375%, 1/4/2006                                                                151,083
                  --------------------------------------------------------------------------------------------------
        400,000   Bank Ned Gemeenten, Bond, 7.75%, 12/20/2004                                                               227,444
                  --------------------------------------------------------------------------------------------------
        220,000   Lkb-global Bd, Bank Guarantee, 6.00%, 1/25/2006                                                           127,808
                  --------------------------------------------------------------------------------------------------
        300,000   Netherlands Government, 6.00%, 1/15/2006                                                                  157,148
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     663,483
                  --------------------------------------------------------------------------------------------------   ------------
NEW ZEALAND DOLLAR -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        205,000   New Zealand Government, 8.00%, 2/15/2001                                                                  130,459
                  --------------------------------------------------------------------------------------------------
        270,000   New Zealand Government, Bond, 8.00%, 7/15/1998                                                            167,326
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     297,785
                  --------------------------------------------------------------------------------------------------   ------------
NORWEGIAN KRONE -- 0.3%
--------------------------------------------------------------------------------------------------------------------
      1,429,000   NGB, 9.00%, 1/31/99                                                                                       208,804
                  --------------------------------------------------------------------------------------------------
      1,620,000   Norwegian Government, Bond, 7.00%, 5/31/2001                                                              239,574
                  --------------------------------------------------------------------------------------------------
      1,215,000   Norwegian Government., Foreign Government Guarantee, 5.75%, 11/30/2004                                    172,061
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     620,439
                  --------------------------------------------------------------------------------------------------   ------------
PORTUGAL -- 0.2%
--------------------------------------------------------------------------------------------------------------------
     58,000,000   Portuguese Ot's, Bond, 11.875%, 2/23/2000                                                                 367,505
                  --------------------------------------------------------------------------------------------------   ------------

                                                         FEDERATED MANAGED GROWTH FUND

    FOREIGN                                                                                                                VALUE
  CURRENCY PAR                                                                                                            IN U.S.
     AMOUNT                                                                                                               DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SPANISH PESETA -- 0.3%
--------------------------------------------------------------------------------------------------------------------
    $40,000,000   Spanish Government, 10.00%, 2/28/2005                                                                $    337,804
                  --------------------------------------------------------------------------------------------------
     30,000,000   Spanish Government, Bond, 8.80%, 4/30/2006                                                                242,267
                  --------------------------------------------------------------------------------------------------
     16,740,000   Spanish Government, Bond, 9.40%, 4/30/1999                                                                119,238
                  --------------------------------------------------------------------------------------------------
     15,030,000   Spanish Government, Deb., 10.10%, 2/28/2001                                                               115,883
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     815,192
                  --------------------------------------------------------------------------------------------------   ------------
SWEDISH KRONA -- 0.1%
--------------------------------------------------------------------------------------------------------------------
      1,000,000   Stadshypotekskas, Foreign Government Guarantee, Series 1551, 7.50%, 3/17/1999                             132,257
                  --------------------------------------------------------------------------------------------------   ------------
UNITED KINGDOM POUND -- 0.5%
--------------------------------------------------------------------------------------------------------------------
        366,000   British Gas PLC, 8.875%, 7/8/2008                                                                         686,619
                  --------------------------------------------------------------------------------------------------
        145,000   U.K. Treasury, Deb., 8.50%, 12/7/2005                                                                     273,742
                  --------------------------------------------------------------------------------------------------
        180,000   U.K. Treasury, Bond, 7.50%, 12/7/2006                                                                     323,477
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,283,838
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL FOREIGN BONDS                                                                                    11,126,339
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL BONDS (IDENTIFIED COST $107,515,372)                                                            109,847,208
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL INVESTMENTS (IDENTIFIED COST $214,898,025) (D)                                                 $234,342,959
                  --------------------------------------------------------------------------------------------------   ------------


  * The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividends and capital gain payments to shareholders and corporate actions while maintaining exposure to the index and minimize trading costs. The underlying face amount, at value of open index futures contracts is $1,727,400 at November 30, 1997, which represents 0.7% of net assets. Taking into consideration these open index futures contracts, the Fund's effective total exposure to stocks is 53.4%, and increasing the total exposure to small company stocks is 12.0%.

(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1997, these securities amounted to $1,727,711 which represents 0.7% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $215,116,152. The net unrealized appreciation of investments on a federal tax basis amounts to $19,226,807 which is comprised of $23,685,512 appreciation and $4,456,705 depreciation at November 30, 1997.

    Certain securities may be classified in multiple categorizations based on purpose of individual purchases.

Note: The categories of investments are shown as a percentage of net assets ($236,264,472) at November 30, 1997.

The following acronyms are used throughout this portfolio:

ADR -- American Depositary Receipt FRN -- Floating Rate Note GTD -- Guaranty LLC -- Limited Liability Corporation PIK -- Payment in Kind PLC -- Public Limited Company PP -- Principal Payment SPA -- Standby Purchase Agreement TRANs -- Tax and Revenue Anticipation Notes

(See Notes which are an integral part of the Financial Statements)






                                 STATEMENT OF ASSETS AND LIABILITIES

                                    FEDERATED MANAGED GROWTH FUND
                                          NOVEMBER 30, 1997

ASSETS:
-----------------------------------------------------------------------------------------
Total investments in securities, at value (identified cost $214,898,025
and tax cost $215,116,152)                                                                   $    234,342,959
-----------------------------------------------------------------------------------------
Income receivable                                                                                   1,533,045
-----------------------------------------------------------------------------------------
Receivable for investments sold                                                                       522,985
-----------------------------------------------------------------------------------------
Receivable for shares sold                                                                            234,112
-----------------------------------------------------------------------------------------
Deferred organizational costs                                                                          53,077
-----------------------------------------------------------------------------------------
Other assets                                                                                           12,867
-----------------------------------------------------------------------------------------    ----------------
Total assets                                                                                      236,699,045
-----------------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------
Payable for investments purchased                                           $     210,169
-------------------------------------------------------------------------
Payable for shares redeemed                                                        69,009
-------------------------------------------------------------------------
Net payable for foreign currency exchange contracts purchased                       1,414
-------------------------------------------------------------------------
Payable to bank                                                                     1,619
-------------------------------------------------------------------------
Payable for taxes withheld                                                          4,790
-------------------------------------------------------------------------
Payable for daily variation margin                                                  1,000
-------------------------------------------------------------------------
Accrued expenses                                                                  146,572
-------------------------------------------------------------------------   -------------
Total liabilities                                                                                     434,573
-----------------------------------------------------------------------------------------    ----------------
NET ASSETS for 18,057,133 shares outstanding                                                 $    236,264,472
-----------------------------------------------------------------------------------------    ----------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------
Paid in capital                                                                              $    200,110,742
-----------------------------------------------------------------------------------------
Net unrealized appreciation of investments, translation of assets and
liabilities in foreign currency, and futures contracts                                             19,449,151
-----------------------------------------------------------------------------------------
Accumulated net realized gain on investments, foreign currency transactions, and futures
contracts                                                                                          16,371,228
-----------------------------------------------------------------------------------------
Undistributed net investment income                                                                   333,351
-----------------------------------------------------------------------------------------    ----------------
Total Net Assets                                                                             $    236,264,472
-----------------------------------------------------------------------------------------    ----------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
-----------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:
-----------------------------------------------------------------------------------------
$163,518,641 [DIVIDED BY] 12,486,120 shares outstanding                                                $13.10
-----------------------------------------------------------------------------------------    ----------------
SELECT SHARES:
-----------------------------------------------------------------------------------------
$72,745,831 [DIVIDED BY] 5,571,013 shares outstanding                                                  $13.06
-----------------------------------------------------------------------------------------    ----------------


(See Notes which are an integral part of the Financial Statements)






                                            STATEMENT OF OPERATIONS

                                         FEDERATED MANAGED GROWTH FUND
                                          YEAR ENDED NOVEMBER 30, 1997

INVESTMENT INCOME:
-------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $68,871)                                           $  1,678,984
-------------------------------------------------------------------------------------------
Interest (net of dollar roll expense of $4,389) (net of foreign taxes withheld of $8,988)         7,420,819
-------------------------------------------------------------------------------------------    ------------
Total income                                                                                      9,099,803
-------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------
Investment advisory fee                                                        $  1,653,493
---------------------------------------------------------------------------
Administrative personnel and services fee                                           166,775
---------------------------------------------------------------------------
Custodian fees                                                                      104,570
---------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                            182,213
---------------------------------------------------------------------------
Directors'/Trustees' fees                                                             6,529
---------------------------------------------------------------------------
Auditing fees                                                                        16,794
---------------------------------------------------------------------------
Legal fees                                                                            3,602
---------------------------------------------------------------------------
Portfolio accounting fees                                                            89,327
---------------------------------------------------------------------------
Distribution services fee -- Select Shares                                          534,330
---------------------------------------------------------------------------
Shareholder services fee -- Institutional Shares                                    373,054
---------------------------------------------------------------------------
Shareholder services fee -- Select Shares                                           178,110
---------------------------------------------------------------------------
Share registration costs                                                             42,380
---------------------------------------------------------------------------
Printing and postage                                                                 51,807
---------------------------------------------------------------------------
Insurance premiums                                                                    3,351
---------------------------------------------------------------------------
Taxes                                                                                 3,004
---------------------------------------------------------------------------
Miscellaneous                                                                        19,880
---------------------------------------------------------------------------    ------------
Total expenses                                                                    3,429,219
---------------------------------------------------------------------------
Waivers --
------------------------------------------------------------
Waiver of investment advisory fee                              $   (129,366)
------------------------------------------------------------
Waiver of distribution services fee -- Select Shares               (178,110)
------------------------------------------------------------
Waiver of shareholder services fee -- Institutional Shares         (298,444)
------------------------------------------------------------   ------------
Total waivers                                                                      (605,920)
---------------------------------------------------------------------------    ------------
Net expenses                                                                                      2,823,299
-------------------------------------------------------------------------------------------    ------------
Net investment income                                                                             6,276,504
-------------------------------------------------------------------------------------------    ------------
Net realized gain on investments, foreign currency transactions, and futures contracts
(net of foreign taxes withheld of $373)                                                          15,812,213
-------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments, translation of assets and
liabilities in foreign currency, and futures contracts                                            5,706,798
-------------------------------------------------------------------------------------------    ------------
Net realized and unrealized gain on investments, foreign currency, and futures contracts         21,519,011
-------------------------------------------------------------------------------------------    ------------
Change in net assets resulting from operations                                                 $ 27,795,515
-------------------------------------------------------------------------------------------    ------------


(See Notes which are an integral part of the Financial Statements)






                                 STATEMENT OF CHANGES IN NET ASSETS
                                    FEDERATED MANAGED GROWTH FUND

                                                                                              YEAR ENDED NOVEMBER 30,
                                                                                      -----------------------------------
                                                                                            1997               1996
                                                                                      ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
----------------------------------------------------------------------------------
OPERATIONS --
----------------------------------------------------------------------------------
Net investment income                                                                 $      6,276,504  $       5,251,886
----------------------------------------------------------------------------------
Net realized gain on investments, foreign currency transactions, and futures contracts ($16,550,986 and $4,840,279, respectively, as computed for federal
tax purposes)                                                                               15,812,213          5,108,532
----------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of investments, translation
of assets and liabilities in foreign currency, and futures contracts                         5,706,798          7,820,439
----------------------------------------------------------------------------------    ----------------   ----------------
Change in net assets resulting from operations                                              27,795,515         18,180,857
----------------------------------------------------------------------------------    ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS --
----------------------------------------------------------------------------------
Distributions from net investment income
----------------------------------------------------------------------------------
Institutional Shares                                                                        (4,729,122)        (3,611,245)
----------------------------------------------------------------------------------
Select Shares                                                                               (1,781,932)        (1,261,400)
----------------------------------------------------------------------------------
Distributions from net realized gains on investments, foreign currency transactions, and futures contracts
----------------------------------------------------------------------------------
Institutional Shares                                                                        (3,327,990)        (1,417,081)
----------------------------------------------------------------------------------
Select Shares                                                                               (1,494,754)          (583,800)
----------------------------------------------------------------------------------    ----------------   ----------------
Change in net assets resulting from distributions to shareholders                          (11,333,798)        (6,873,526)
----------------------------------------------------------------------------------    ----------------   ----------------
SHARE TRANSACTIONS --
----------------------------------------------------------------------------------
Proceeds from sale of shares                                                               104,253,170        111,287,688
----------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                                       8,122,432          4,340,056
----------------------------------------------------------------------------------
Cost of shares redeemed                                                                    (89,036,194)       (26,142,343)
----------------------------------------------------------------------------------    ----------------   ----------------
Change in net assets resulting from share transactions                                      23,339,408         89,485,401
----------------------------------------------------------------------------------    ----------------   ----------------
Change in net assets                                                                        39,801,125        100,792,732
----------------------------------------------------------------------------------
NET ASSETS:
----------------------------------------------------------------------------------
Beginning of period                                                                        196,463,347         95,670,615
----------------------------------------------------------------------------------    ----------------   ----------------
End of period (including undistributed net investment income of $333,351 and
$1,177,636, respectively)                                                             $    236,264,472   $    196,463,347
----------------------------------------------------------------------------------    ----------------   ----------------


(See Notes which are an integral part of the Financial Statements)




                NOTES TO FINANCIAL STATEMENTS

                FEDERATED MANAGED GROWTH FUND
                      NOVEMBER 30, 1997

ORGANIZATION

Managed Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Managed Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to seek capital appreciation.

The Fund offers two classes of shares: Institutional Shares and Select Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

With respect to valuation of foreign securities, trading in foreign countries may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

        INCREASE (DECREASE)
----------------------------------
ACCUMULATED
NET REALIZED     UNDISTRIBUTED NET
   GAIN          INVESTMENT INCOME
------------     -----------------
  $609,735          ($609,735)

Net investment income, net realized gains/losses, and net assets were not affected by reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FUTURES CONTRACTS

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. For the period ended November 30, 1997, the Fund had realized gains of $71,248 on futures contracts. As of November 30, 1997, the Fund had the following outstanding futures contracts:

 EXPIRATION        CONTRACTS                   UNREALIZED
    DATE           TO RECEIVE      POSITION   APPRECIATION
-------------    --------------    --------   ------------
December 1997    8 Russell 2000      Long        $8,190

FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The fund enters into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Risks may arise upon entering these transactions from the potential inability of counter-parts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At November 30, 1997, the Fund had outstanding foreign currency commitments as set forth below:


                                                          IN
                      SETTLEMENT      CONTRACTS TO     EXCHANGE    CONTRACTS      UNREALIZED
CONTRACTS SOLD           DATE          DELIVER            FOR       AT VALUE     DEPRECIATION
--------------    -----------------   ------------     --------    ----------    ------------
Belgian Franc     December 1, 1997      1,775,310       $49,924      $48,793       $(1,131)
French Franc      December 31, 1997       132,647        22,752       22,469         $(283)
                                                                                   -------
Total                                                                              $(1,414)
                                                                                   -------

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1997 is as follows:


SECURITY                                                ACQUISITION DATE       ACQUISITION COST
------------------------------------------------     ---------------------     ----------------
Chilectra S.A., ADR                                        2/28/1996                $ 16,284
Grupo Financiero Bancomer, S.A. de C.V., Class B     11/6/1995 - 1/29/1996            33,772
Fox/Liberty Networks, LLC                            8/15/1997 - 9/5/1997             63,768
Sinclair Broadcast Group, Inc.                             4/2/1996                   99,500
Diamond Cable Comm. PLC                              2/21/1997 - 3/12/1997            96,763
Glenoit Corporation                                        3/26/1997                  49,905
Fairchild Semiconductor                                    3/6/1997                   50,000
Bar Technologies, Inc.                                     8/28/1996                   2,794
Hermes Europe Reiltel                                      8/14/1997                  51,094
Metronet Communications                                    7/18/1997                  50,000
Qwest Communications                                       3/25/1997                  50,000
Bayer Corp.                                          5/21/1996 - 7/1/1995            493,905
USF&G Cap                                                  7/3/1997                  250,000
Freeport Terminal (Malta)                                  5/12/1995                 247,740


DOLLAR ROLL TRANSACTIONS

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions include "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Transactions in shares were as follows:


                                                                      YEAR ENDED NOVEMBER 30,
                                                    -----------------------------------------------------------
                                                               1997                            1996
                                                    ---------------------------     ---------------------------
INSTITUTIONAL SHARES                                  SHARES          AMOUNT           SHARES         AMOUNT
------------------------------------------------    -----------    ------------     -----------    ------------
Shares sold                                           5,853,857    $ 72,401,751        6,436,864    $74,361,820
------------------------------------------------
Shares issued to shareholders
in payment of distributions declared                    420,257       5,082,597         233,538       2,669,402
------------------------------------------------
Shares redeemed                                      (4,927,672)    (60,980,593)     (1,460,401)    (16,943,185)
------------------------------------------------    -----------    ------------     -----------    ------------
Net change resulting from
Institutional Share transactions                      1,346,442    $ 16,503,755       5,210,001    $ 60,088,037
------------------------------------------------    -----------    ------------     -----------    ------------


                                                                      YEAR ENDED NOVEMBER 30,
                                                    -----------------------------------------------------------
                                                               1997                            1996
                                                    ---------------------------     ---------------------------
SELECT SHARES                                          SHARES         AMOUNT           SHARES         AMOUNT
------------------------------------------------    -----------    ------------     -----------    ------------
Shares sold                                           2,599,873    $ 31,851,419       3,200,775     $36,925,868
------------------------------------------------
Shares issued to shareholders
in payment of distributions declared                    252,195       3,039,835         146,513       1,670,654
------------------------------------------------
Shares redeemed                                      (2,215,315)    (28,055,601)       (792,466)     (9,199,158)
------------------------------------------------    -----------    ------------     -----------    ------------
Net change resulting from
Select Share transactions                               636,753    $  6,835,653       2,554,822     $29,397,364
------------------------------------------------    -----------    ------------     -----------    ------------
Net change resulting from
share transactions                                    1,983,195    $ 23,339,408       7,764,823     $89,485,401
------------------------------------------------    -----------    ------------     -----------    ------------


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Under the terms of a sub-advisory agreement between the Adviser and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser, receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Select Shares. The Plan provides that the Fund may incur distribution expenses of up to 0.75% of Select Shares average net assets, annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $88,474 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five year period following the Fund's effective date. For the year ended November 30, 1997, the Fund expensed $22,899 of organizational expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1997, were as follows:

PURCHASES                                         $291,184,068
-----------------------------------------------   ------------
SALES                                             $278,559,873
-----------------------------------------------   ------------

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1997, the diversification of industries was as follows:



                                               PERCENTAGE OF                                                     PERCENTAGE OF
INDUSTRY                                         NET ASSETS       INDUSTRY                                         NET ASSETS
------------------------------------------    ---------------     ------------------------------------------    ---------------
Aerospace & Military Technology                     0.2           Health Care                                        5.0
Agency                                              0.8           Industrial Components                              0.1
Appliances & Household Products                     0.1           Industrial Products & Equipment                    0.1
Automotive                                          0.4           Insurance                                          1.0
Banking                                             2.2           Leisure & Entertainment                            0.4
Basic Industry                                      2.0           Leisure & Tourism                                  0.2
Beverage & Tobacco                                  0.2           Machinery & Engineering                            0.4
Broadcast Radio & T.V.                              0.4           Machinery & Equipment                              0.1
Broadcasting & Publishing                           0.4           Merchandising                                      0.3
Building Materials & Components                     0.1           Metals & Mining                                    0.1
Business Equipment & Services                       0.1           Metals -- Steel                                    0.1
Cable Television                                    0.8           Miscellaneous Materials & Commodities              0.4
Chemicals                                           0.4           Multi-Industry                                     0.2
Chemicals & Plastics                                0.2           Oil & Gas                                          0.1
Consumer Durables                                   1.6           Printing & Publishing                              0.2
Consumer Non-Durables                               3.0           Producer Manufacaturing                            3.1
Consumer Products                                   0.2           Real Estate                                        0.6
Data Processing & Reproduction                      0.1           Recreation, Other Consumer Goods                   0.3
Ecological Services & Equipment                     0.1           Retail Trade                                       3.0
Education                                           0.2           Services                                           3.6
Electrical & Electronics                            0.5           Soverign                                           2.5
Electronics Components, Instruments                 0.4           Soverign Government                                0.9
Energy Equipment & Services                         0.1           State & Provincial                                 0.1
Energy Minerals                                     3.7           Surface Transportation                             0.4
Energy Sources                                      0.6           Technology                                         6.3
Finance                                             6.9           Telecommunications                                 0.7
Financial Intermediaries                            0.9           Telecommunications & Cellular                      0.5
Financial Services                                  0.4           Textiles & Apparel                                 0.1
Food & Drug Retailers                               0.1           Transportation                                     0.8
Food & Household Products                           0.6           Treasury Securities                               18.2
Forest Products & Paper                             0.4           Utilities                                          3.5
Government Agency                                   9.4           Utilities -- Electrical & Gas                      0.3
Health & Personal Care                              1.2




          REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of MANAGED SERIES TRUST (Federated Managed Growth Fund):

We have audited the accompanying statement of assets and liabilities of Federated Managed Growth Fund (an investment portfolio of Managed Series Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of November 30, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights (see pages 2 and 20 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Managed Growth Fund, an investment portfolio of Managed Series Trust, as of November 30, 1997, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods presented in conformity with generally accepted accounting principles.

                                           ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
January 21, 1998


                      APPENDIX

STANDARD AND POOR'S RATINGS GROUP
LONG-TERM DEBT RATINGS

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC -- Debt rated CCC has currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C -- The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC.,
CORPORATE BOND RATINGS

AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA -- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC.,
LONG-TERM DEBT RATINGS

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C -- Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR -- NR indicates that Fitch does not rate the specific issue.

PLUS (+) OR MINUS (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.


[LOGO OMITTED] FEDERATED INVESTORS

FEDERATED MANAGED GROWTH FUND

Institutional Shares


PROSPECTUS
JANUARY 31, 1998


A Diversified Portfolio of Managed Series Trust, an Open-End
Management Investment Company


FEDERATED MANAGED
GROWTH FUND
INSTITUTIONAL SHARES

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000


DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower
Pittsburgh, PA 15222-3779

SUB-ADVISER
Federated Global
Research Corp.
175 Water Street
New York, NY 10038-4965

CUSTODIAN
State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder
Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC
ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222


Federated Securities Corp., Distributor

1-800-341-7400

www.federatedinvestors.com


Cusip 56166K503

3122010A-SS (1/98)


[RECYCLE LOGO]
RECYCLED PAPER



FEDERATED MANAGED GROWTH FUND

(A Portfolio of Managed Series Trust)
Select Shares

PROSPECTUS

The Select Shares of Federated Managed Growth Fund (the "Fund") offered by this prospectus represent interests in the Fund, which is a diversified investment portfolio of Managed Series Trust (the Trust). The Trust is an open-end management investment company (a mutual fund).

The investment objective of the Fund is to seek capital appreciation. In pursuing its objective, the Fund will consider the current income of the investments it selects. The Fund invests in both bonds and stocks. Select Shares are sold at net asset value.

THE SELECT SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SELECT SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Select Shares of the Fund. Keep this prospectus for future reference. The Fund has also filed a Statement of Additional Information for Select Shares and Institutional Shares of all portfolios of the Trust dated January 31, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information, or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund are maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated January 31, 1998


TABLE OF CONTENTS

Summary of Fund Expenses                                         1

Financial Highlights -- Select Shares                            2

General Information                                              3

Investment Information                                           3
Investment Objective                                             3
Investment Policies                                              3
Acceptable Investments                                           6
Investment Limitations                                          11

Trust Information                                               11
Management of the Trust                                         11
Distribution of Select Shares                                   14
Administration of the Fund                                      15
Brokerage Transactions                                          15

Net Asset Value                                                 15

Investing in Select Shares                                      16
Share Purchases                                                 16
Minimum Investement Requried                                    16
What Shares Cost                                                16
Systematic Investment Program                                   16
Confirmations and Account Statements                            16
Dividends                                                       17
Capital Gains                                                   17

Redeeming Select Shares                                         17
Through a Financial Institution                                 17
Telephone Redemption                                            17
Written Requests                                                17
Systematic Withdrawal Program                                   18
Accounts with Low Balances                                      18

Shareholder Information                                         18
Voting Rights                                                   18

Tax Information                                                 18
Federal Income Tax                                              18
State and Local Taxes                                           18

Performance Information                                         18

Other Classes of Shares                                         19

Financial Highlights -- Institutional Shares                    20

Financial Statements                                            21

Report of Independent Public Accountants                        62

Appendix                                                        63





                                   SUMMARY OF FUND EXPENSES


                                        SELECT SHARES
                                SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                                        None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)                             None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
proceeds, as applicable)                                                                                             None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                                   None
Exchange Fee                                                                                                         None

                                   ANNUAL OPERATING EXPENSES
                             (As a percentage of average net assets)

Management Fee (after waiver)(1)                                                                                    0.69%
12b-1 Fee (after waiver)(2)                                                                                         0.50%
Total Other Expenses                                                                                                0.56%
Shareholder Services Fee                                                                                            0.25%
Total Operating Expenses (after waivers)(3)                                                                         1.75%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.

(2) The 12b-1 fee has been reduced to reflect the voluntary waiver of a portion of the 12b-1fee. The distributor can terminate the voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.75%.

(3) The total operating expenses would have been 2.06% absent the voluntary waivers of portions of the management fee and the 12b-1 fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Select Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see Investing in Select Shares and "Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.


EXAMPLE
----------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment assuming (1) 5%
annual return and (2) redemption at the end of each time period.

1 Year                                                      $ 18
3 Years                                                     $ 55
5 Years                                                     $ 95
10 Years                                                    $206

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST
OR FUTURE EXPENSES.  ACTUAL EXPENSES MAY BE GREATER OR LESS THAN
THOSE SHOWN.








                                 FINANCIAL HIGHLIGHTS -- SELECT SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants page 62.

                                                                   YEAR ENDED NOVEMBER 30,
                                                   -----------------------------------------------------
                                                       1997           1996           1995        1994(A)
                                                   --------       --------       --------        -------
NET ASSET VALUE, BEGINNING OF PERIOD                 $12.20         $11.50         $ 9.81         $10.00
---------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------
Net investment income                                  0.30           0.36           0.23           0.15
---------------------------------------------
Net realized and unrealized gain (loss) on
investments, foreign currency,
and futures contracts                                  1.18           0.94           1.79          (0.24)
---------------------------------------------        ------         ------         ------         ------
Total from investment operations                       1.48           1.30           2.02          (0.09)
---------------------------------------------        ------         ------         ------         ------
LESS DISTRIBUTIONS
---------------------------------------------
Distributions from net investment income              (0.32)         (0.37)         (0.33)         (0.10)
---------------------------------------------
Distributions from net realized gain
on investments, foreign currency
transactions, and futures contracts                   (0.30)         (0.23)            --             --
---------------------------------------------        ------         ------         ------         ------
Total distributions                                  (0. 62)         (0.60)         (0.33)         (0.10)
---------------------------------------------        ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                       $13.06         $12.20         $11.50         $ 9.81
---------------------------------------------        ------         ------         ------         ------
TOTAL RETURN(B)                                       12.56%         11.75%         20.95%         (0.90%)
---------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------
Expenses                                               1.75%          1.75%          1.75%          1.70%*
---------------------------------------------
Net investment income                                  2.37%          3.06%          3.48%          3.53%*
---------------------------------------------
Expense waiver/reimbursement(c)                        0.31%          0.45%          0.76%          1.15%*
---------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------
Net assets, end of period (000 omitted)             $72,746        $60,208        $27,358         $2,952
---------------------------------------------
Average commission rate paid(d)                     $0.0068        $0.0020             --             --
---------------------------------------------
Portfolio turnover                                      136%            95%           106%            71%
---------------------------------------------


 *  Computed on an annualized basis.

(a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from January 27, 1994 (start of business) to May 24, 1994 the Fund had no investment activity.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997,
WHICH CAN BE OBTAINED FREE OF CHARGE.

(See Notes which are an integral part of the Financial Statements)



GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") has established two classes of shares of the Fund, known as Select Shares and Institutional Shares. This prospectus relates only to Select Shares.

Select Shares ("Shares") of the Fund are designed primarily for retail and private banking customers of financial institutions as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of bonds and equities. A minimum initial investment of $1,500 is required.

Shares are currently sold and redeemed at net asset value without a sales charge imposed by the Fund.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek capital appreciation. In pursuing its objective, the Fund will consider the current income of the investments it selects. There can be, of course, no assurance that the Fund will achieve its investment objective. The Fund's investment objective cannot be changed without the approval of shareholders. Unless otherwise noted, the Fund's investment policies may be changed by the Trustees without shareholder approval.

INVESTMENT POLICIES

ASSET ALLOCATION

The Fund will primarily invest in two types of assets: equities and bonds. The Fund's investment approach is based on the conviction that, over time, the choice of investment asset categories and their relative long-term weightings within the portfolio will have the primary impact on its investment performance. Of secondary importance to the Fund's performance are the shifting of money among asset categories and the selection of securities within asset categories. Therefore, the Fund will pursue its investment objective in the following manner: (1) by setting long-term ranges for each asset category; (2) by moving money among asset categories within those defined ranges; and (3) by actively selecting securities within each of the asset categories. The Fund attempts to minimize risk by allocating its assets in such a fashion.

Within each of these types of investments, the Fund has designated asset categories. As a matter of investment policy, ranges have been set for each asset category's portfolio commitment.


The Fund will invest between 50 and 70% of its assets in equities. The equities asset categories are large company stocks, small company stocks, and foreign stocks.

The Fund will invest between 30 and 50% of its assets in bonds. The Fund's adviser believes that bonds offer opportunities for growth of capital or otherwise may be desirable under prevailing market or economic conditions. The bond asset categories are U.S. Treasury securities, mortgage-backed securities, investment-grade corporate bonds, high yield corporate bonds and foreign bonds. The following is a summary of the asset categories and the amount of the Fund's total assets which may be invested in each asset category:

ASSET CATEGORY                             RANGE
-----------------------------------      ---------

EQUITIES                                   50-70%
Large Company Stocks                       30-50%
Small Company Stocks                        5-15%
Foreign Stocks                              5-15%


BONDS                                      30-50%
U.S. Treasury Securities                    0-40%
Mortgage-Backed Securities                  0-15%
Investment-Grade Corporate Bonds            0-15%
High Yield Corporate Bonds                  0-15%
Foreign Bonds                               0-15%

The Fund's adviser will regularly review the Fund's allocation among the asset categories and make any changes, within the ranges established for each asset category, that it believes will provide the most favorable outlook for achieving the Fund's investment objective. The Fund's adviser will attempt to exploit inefficiencies among the various asset categories. If, for example, foreign stocks are judged to be unusually attractive relative to other asset categories, the allocation for foreign stocks may be moved to its upper limit. At other times, when foreign stocks appear to be overvalued, the commitment may be moved down to a lesser allocation. There is no assurance, however, that the adviser's attempts to pursue this strategy will result in a benefit to the Fund.

Each asset category within the Fund will be a managed portfolio. The Fund will seek superior investment performance through security selection in addition to determining the percentage of its assets to allocate to each of the asset categories.

EQUITY ASSET CATEGORIES

The portion of the Fund's assets which is invested in equities will be allocated among the following asset categories within the ranges specified:

LARGE COMPANY STOCKS


Large company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of high-quality companies selected by the Fund's adviser. Ordinarily, these companies will be in the top 25% of their industries with regard to revenues and have a market capitalization of $500,000,000 or more. However, other factors, such as a company's product position, market share, current earnings and/or dividend and earnings growth prospects, will be considered by the Fund's adviser and may outweigh revenues. The Fund may invest up to 50% of its total assets in large company stocks.


SMALL COMPANY STOCKS


Small company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of companies with a market capitalization (market price x number of shares outstanding) below the top 1,000 stocks that comprise the large and mid-range capitalization sector of the United States equity market. These stocks are comparable to, but not limited to, the stocks comprising the Russell 2000 Index, an index of small capitalization stocks. The Fund may invest up to 15% of its total assets in small company stocks.


INVESTMENT RISKS

Stocks in the small capitalization sector of the United States equity market have historically been more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor's Ratings Group 500 Index. This is because, among other things, small companies have less certain growth prospects than larger companies; have a lower degree of liquidity in the equity market; and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, the stocks of small companies may, to some degree, fluctuate independently of the stocks of large companies; that is, small company stocks may decline in price as large company stocks rise in price or vice versa.

FOREIGN STOCKS


The Fund invests in non-equity securities. A substantial portion of these will be equity securities of established companies in economically developed countries. These securities may be either dollar-denominated or denominated in foreign currencies. American Depository Receipts ("ADRs"), including dollar denominated ADRs which are issued by domestic banks and traded in the United States on exchanges or over-the-counter, are treated as foreign stocks for purposes of the asset category ranges. The Fund may invest up to 15% of its total assets in foreign stocks.


BOND ASSET CATEGORIES


The portion of the Fund's assets which is invested in bonds ("Bond Assets") will be allocated among the following asset categories within the ranges specified. The prices of fixed income securities fluctuate inversely to the direction of interest rates. Generally, the Fund will invest in Bond Assets which are believed to offer opportunities for growth of capital when the adviser believes interest rates will decline and, therefore, the value of the debt securities will increase, or the market value of bonds will increase due to factors affecting certain types of bonds or particular issuers, such as improvement in credit quality due to company fundamentals or economic conditions or assumptions on changes in trends in prepayment rates with respect to mortgage-backed securities. The average duration of the Fund's Bond Assets will be not less than four nor more than six years. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. The Fund should be expected to maintain a higher average duration during periods of lower expected market volatility, and a lower average duration during periods of higher expected market volatility.


U.S. TREASURY SECURITIES


U.S. Treasury securities are direct obligations of the U.S.
Treasury, such as U.S. Treasury bills, notes, and bonds. The Fund may invest up to 40% of its total assets in U.S. Treasury securities. The Fund may invest in other U.S. government securities if, in the judgment of the adviser, other U.S. government securities are more attractive than U.S. Treasury securities.


MORTGAGE-BACKED SECURITIES


Mortgage-backed securities represent an undivided interest in a pool of residential mortgages or may be collateralized by a pool of residential mortgages. Mortgage-backed securities are generally either issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or other U.S. government agencies or instrumentalities. Mortgage-backed securities may also be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. The Fund may invest up to 15% of its total assets in mortgage-backed securities.


INVESTMENT-GRADE CORPORATE BONDS


Investment-grade corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BBB or higher by a nationally recognized statistical rating organization ("NRSRO"). The Fund may invest up to 15% of its total assets in investment-grade corporate bonds. In certain cases, the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the investment-grade bonds described above. Yankee bonds, which are U.S. dollar-denominated bonds issued and traded in the United States by foreign issuers, are treated as investment-grade corporate bonds for purposes of the asset category ranges.


HIGH YIELD CORPORATE BONDS


High yield corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BB or lower by NRSROs (commonly known as junk bonds). The Fund may invest up to 15% of its total assets in high yield corporate bonds. There is no minimal acceptable rating for a security to be purchased or held in the Fund's portfolio, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category. (See Appendix.) In certain cases the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the high yield bonds described above. The Fund may invest in the High Yield Bond Portfolio, a portfolio of Federated Core Trust, as an efficient means of investing in high-yield debt obligations. Federated Core Trust is a registered investment company advised by Federated Research Corp., an affiliate of the Fund's adviser. The High Yield Bond Portfolio's investment objective is to seek high current income and its primary investment policy is to invest in lower-rated, high-yield debt securities. The High Yield Bond Portfolio currently does not charge an advisory fee and is sold without any sales charge. The High Yield Bond Portfolio may incur expenses for administrative and accounting services. The Fund's adviser anticipates that the High Yield Bond Portfolio will provide the Fund broad diversity and exposure to all aspects of the high-yield bond sector of the market while at the same time providing greater liquidity than if high-yield debt obligations were purchased separately for the Fund. The Fund will be deemed to own a pro rata portion of each investment of the High Yield Bond Portfolio.


INVESTMENT RISKS

Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities.

Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

FOREIGN BONDS


Foreign bonds are high-quality debt securities of countries other than the United States. The Fund's portfolio of foreign bonds will be comprised mainly of foreign government, foreign governmental agency or supranational institution bonds. The Fund will also invest in high-quality debt securities issued by established corporations located primarily in economically developed countries other than the United States and subject to the Fund's credit limitations for foreign bonds. The Fund may invest up to 15% of its total assets in foreign bonds.


ACCEPTABLE INVESTMENTS

EQUITY SECURITIES


Common stocks represent ownership interest in a corporation. Foreign stocks are equity securities of foreign issuers.


FOREIGN SECURITIES


The foreign bonds in which the Fund invests are rated within the four highest ratings for bonds by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or
Baa) or by Standard & Poor's Ratings Group ("Standard & Poor's") (AAA, AA, A or
BBB) or are unrated if determined to be of equivalent quality by the Fund's adviser.


INVESTMENT RISKS

Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities apply to securities issued by foreign corporations and sovereign governments. These risks relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments. It may also be more difficult to enforce contractual obligations or obtain court judgments abroad than would be the case in the United States because of differences in the legal systems. If the issuer of the debt or the governmental authorities that control the repayment of the debt would be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, the Fund may have limited legal recourse in the event of default. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issuers; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.



REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

CONVERTIBLE SECURITIES


Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security holder, such as DECS (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS (Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS (Preferred Equity Redemption Cumulative Stock (an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES (Preferred Redeemable Increased Dividend Securities (which are essentially the same as DECS; the difference is little more than who initially underwrites the issue). The adviser may treat convertible securities as large company stocks, small company stocks, or high yield corporate bonds for purposes of the asset category ranges, depending upon current market conditions, including the relationship of the then-current price to the conversion price. The convertible securities in which the Fund invests may be rated "high yield" or of comparable quality at the time of purchase. Please see "High Yield Corporate Bonds."


U.S. TREASURY AND OTHER U.S. GOVERNMENT SECURITIES

The U.S. Treasury and other U.S. government securities in which the Fund invests are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Fund may invest are limited to:

* direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

* notes, bonds, and discount notes issued or guaranteed by U.S.
  government agencies and instrumentalities supported by the full faith and credit of the United States;

* notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

* notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

The Fund may also purchase U.S. Treasury securities and the U.S.
government securities noted above pursuant to repurchase agreements.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are securities collateralized by residential mortgages. The mortgage-backed securities in which the Fund may invest may be:

* issued by an agency of the U.S. government, typically GNMA, FNMA or FHLMC;

* privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

* privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S.
  government securities; and

* other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

CMOs are bonds issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. Most of the CMOs in which the Fund would invest use the same basic structure:

* Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date; the final class (or Z bond) typically receives the residual income from the underlying investments after payments are made to the other classes.

* The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

* The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest maturity security (or B bond). This process continues until all of the classes have been paid off.

Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. The interest portion of these payments is distributed by the Fund as income and the capital portion is reinvested.

The Fund will invest only in CMOs which are rated AAA or Aaa by an NRSRO.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")

REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations or a segregated pool of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates, and a single class of residual interests. To qualify as a REMIC, substantially all of the assets of the entity must be in assets directly or indirectly secured principally by real property.

CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying mortgages. Distributions to holders of mortgage-backed securities include both interest and principal payments. Principal payments represent the amortization of the principal of the underlying mortgages and any prepayments of principal due to prepayment, refinancing, or foreclosure of the underlying mortgages. Although maturities of the underlying mortgage loans may range up to 30 years, amortization and prepayments substantially shorten the effective maturities of mortgage-backed securities. Due to these features, mortgage-backed securities are less effective as a means of "locking in" attractive long-term interest rates than fixed-income securities which pay only a stated amount of interest until maturity, when the entire principal amount is returned. This is caused by the need to reinvest at lower interest rates both distributions of principal generally and significant prepayments which become more likely as mortgage interest rates decline. Since comparatively high interest rates cannot be effectively "locked in," mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other non-callable, fixed-income government securities of comparable stated maturities. However, mortgage-backed securities may experience less pronounced declines in value during periods of rising interest rates.

In addition, some of the CMOs purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs and a reduction in the amount of payments made to holders of interest-only SMBSs. It is possible that the Fund might not recover its original investment in interest-only SMBSs if there are substantial prepayments on the underlying mortgages. Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities. The Fund's adviser intends to use this characteristic of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue the Fund's investment objective.

CORPORATE BONDS

The investment-grade corporate bonds in which the Fund invests are:


* rated within the four highest ratings for corporate bonds by Moody's (Aaa, Aa, A, or Baa), Standard & Poor's (AAA, AA, A, or
  BBB), or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, or
  BBB);


* unrated if other long-term debt securities of that issuer are rated, at the time of purchase, Baa or better by Moody's or BBB or better by Standard & Poor's or Fitch; or

* unrated if determined to be of equivalent quality to one of the foregoing rating categories by the Fund's adviser.

Securities which are rated BBB by Standard & Poor's or Fitch or Baa by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.

The high yield corporate bonds in which the Fund invests are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or Fitch (commonly known as junk bonds). A description of the rating categories is contained in the Appendix to this prospectus.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES


The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.


RESTRICTED AND ILLIQUID SECURITIES


The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities including over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.


FOREIGN CURRENCY TRANSACTIONS

The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

CURRENCY RISKS

To the extent that debt securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.


Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated and are maintained until the contract has been settled. The Fund will not enter into a forward contract with a term of more than one year.

The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.


The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served. The Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency. The Fund will not invest more than 15% of its total assets in forward foreign currency exchange contracts.


OPTIONS

The Fund may deal in options on foreign currencies, foreign currency futures, securities, and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. The Fund will use options only to manage interest rate and currency risks. The Fund may write covered call options to generate income.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying currency, security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying currency, security or other asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow, and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset at a disadvantageous price.

Over-the-counter options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options, which may not be continuously liquid, are available for a greater variety of assets and with a wider range of expiration dates and exercise prices, than are exchange traded options.

FUTURES AND OPTIONS ON FUTURES

The Fund may purchase and sell futures contracts to accommodate cash flows into and out of the Fund's portfolio and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Interest rate futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract, and the buyer agrees to take delivery of the instrument at the specified future time.

Stock index futures contracts are based on indexes that reflect the market value of common stock of the firms included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The Fund may utilize stock index futures to handle cash flows into and out of the Fund and to potentially reduce transactional costs.

The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect its portfolio securities against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts are unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security or will make deposits to collateralize the position as discussed above.

RISKS

When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

PORTFOLIO TURNOVER

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater transaction expenses which must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. (Further information is contained in the Fund's Statement of Additional Information within the sections "Brokerage Transactions" and "Tax Status"). Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other consideration when the Fund's adviser deems it appropriate to make changes in the Fund's portfolio.

INVESTMENT LIMITATIONS

The Fund will not:


* borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings;


* lend any securities except for portfolio securities; or

* underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

The above investment limitations cannot be changed without shareholder approval.


TRUST INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Except as noted below with regard to the sub-adviser, investment decisions for the Fund are made by Federated Management, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

ADVISORY FEES


The Adviser receives an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. Under the advisory contract, which provides for voluntary reimbursement of expenses by the Adviser, the Adviser may voluntarily waive some or all of its fee. This does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities.


ADVISER'S BACKGROUND

Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940.

SUB-ADVISER

Under the terms of the Sub-Advisory Agreement between the Adviser and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser will provide the Adviser such investment advice, statistical and other factual information as may, from time to time, be reasonably requested by the Adviser.

SUB-ADVISORY FEES

For its services under the Sub-Advisory Agreement, the Sub-Adviser receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

SUB-ADVISER'S BACKGROUND

Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940.

The Adviser and Sub-Adviser are subsidiaries of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


Federated Management, Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.


The Trust, the Adviser, and the Sub-Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of these codes are subject to review by the Trustees, and could result in severe penalties.

PORTFOLIO MANAGERS' BACKGROUNDS

Charles A. Ritter is the portfolio manager for the Fund and performs the overall allocation of the assets of the Fund among the various asset categories. He has performed these duties since the Fund's inception. In allocating the Fund's assets, Mr. Ritter evaluates the market environment and economic outlook, utilizing the services of the Adviser's Investment Strategy Committee. Mr. Ritter joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1992. From 1988 until 1991, Mr. Ritter acted as an Assistant Vice President of the Fund's Adviser and Federated Research Corp. Mr. Ritter is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Chicago and his M.S. in Economics from Carnegie Mellon University. The portfolio managers for each of the individual asset categories are as follows:


Charles A. Ritter, Scott B. Schermerhorn, Michael P. Donnelly, and James E. Grefenstette are the portfolio managers for the domestic large company stocks asset category. Mr. Ritter has been a portfolio manager of the Fund since the Fund's inception.

Scott B. Schermerhorn has been a portfolio manager of the Fund since July 1996. Mr. Schermerhorn joined Federated Investors in 1996 as a Vice President of the Fund's Adviser and Federated Research Corp. From 1990 through 1996, Mr. Schermerhorn was a Senior Vice President and Senior Investment Officer at J W Seligman & Co., Inc. Mr. Schermerhorn received his M.B.A. in Finance and International Business from Seton Hall University.

Michael P. Donnelly has been a portfolio manager of the Fund since June 1997. Mr. Donnelly joined Federated in 1989 as an Investment Analyst and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1994. He served as an Assistant Vice President of the Fund's Adviser and Federated Research Corp.
from 1992 to 1994. Mr. Donnelly is a Chartered Financial Analyst and received his M.B.A. from the University of Virginia.

James E. Grefenstette has been a portfolio manager of the Fund since August 1994. Mr. Grefenstette joined Federated Investors in 1992 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1996. From 1994 until 1996, Mr. Grefenstette acted as an Assistant Vice President of the Fund's Adviser and Federated Research Corp., and served as an Investment Analyst of the Adviser from 1992 to 1994. Mr. Grefenstette was a credit analyst at Westinghouse Credit Corp. from 1990 until 1992. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University.

Aash M. Shah and Keith J. Sabol are the portfolio managers for the domestic small company stocks asset category.

Aash M. Shah has been a portfolio manager of the Fund since December 1995. Mr. Shah joined Federated Investors in 1993 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since January 1997. Mr. Shah served as an Assistant Vice President of the Adviser and Federated Research Corp. from 1995 to 1996, and as an Investment Analyst from 1993 to 1995. Mr. Shah was employed at Westinghouse Credit Corp. from 1990 to 1993 as an Investment Analyst. Mr. Shah received his Masters in Industrial Administration from Carnegie Mellon University with a concentration in finance and accounting. Mr. Shah is a Chartered Financial Analyst.

Keith J. Sabol has been a portfolio manager of the Fund since
June 1997. Mr. Sabol joined Federated Investors in 1994 and has been an Assistant Vice President of the Fund's Adviser and Federated Research Corp. since January 1997. Mr. Sabol was an Investment Analyst, and then Equity Research Coordinator for the Fund's Adviser from 1994 to 1996. During 1992 and 1993, Mr. Sabol earned his M.S. in Industrial Administration from Carnegie Mellon University.

Henry A. Frantzen, Drew J. Collins, Alexandre de Bethmann, and Frank Semack are portfolio managers for the foreign stocks asset category.


Henry A. Frantzen has been a portfolio manager of the Fund since November 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 to 1995.

Drew J. Collins has been a portfolio manager of the Fund since November 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Collins served as a Vice President/Portfolio Manager of international equity portfolios at Arnhold and Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the Wharton School of The University of Pennsylvania.


Alexandre de Bethmann has been a portfolio manager of the Fund since November 1995. Mr. de Bethmann joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. de Bethmann served as Assistant Vice President/Portfolio Manager for Japanese and Korean equities at the College Retirement Equities Fund from 1994 to 1995. He served as an International Equities Analyst and then as an Assistant Portfolio Manager at the College Retirement Equities Fund between 1987 and 1994. Mr. de Bethmann received his M.B.A. in Finance from Duke University.


Frank Semack has been a portfolio manager of the Fund since
November 1995. Mr. Semack joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Semack served as an Investment Analyst at Omega Advisers, Inc. from 1993 to 1994. He served as a Portfolio Manager/Associate Director of Wardley Investment Services, Ltd. from 1980 to 1993. Mr. Semack received his M.Sc. in economics from the London School of Economics.


Susan M. Nason and Joseph M. Balestrino are portfolio managers for the U.S. Treasury securities asset category.


Susan M. Nason has been a portfolio manager of the Fund since the Fund's inception. Ms. Nason joined Federated Investors in 1987 and has been a Senior Vice President of the Fund's Adviser and Federated Research Corp. since April 1997. Ms. Nason served as a Vice President of the Fund's Adviser and Federated Research Corp.
from 1993 to 1997 and as an Assistant Vice President of the Adviser and Federated Research Corp. from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. concentrating in Finance from Carnegie Mellon University.

Joseph M. Balestrino has been a portfolio manager of the Fund since March 1995. Mr. Balestrino joined Federated Investors in 1986 and has been Vice President of the Fund's Adviser and Federated Research Corp. since 1995. Mr. Balestrino served as an Assistant Vice President of the Fund's Adviser and Federated Research Corp.
from 1991 until 1995. Mr. Balestrino is a Chartered Financial Analyst and received his M.A. in Urban and Regional Planning from the University of Pittsburgh.

Kathleen M. Foody-Malus and Robert E. Cauley are the portfolio managers for the mortgage-backed securities asset category.

Kathleen M. Foody-Malus has performed these duties since the Fund's inception. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1993. Ms. Foody-Malus served as an Assistant Vice President of the Adviser and Federated Research Corp. from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

Robert E. Cauley has been a portfolio manager of the Fund since
July 1997. Mr. Cauley joined Federated Investors in 1996 as an Assistant Vice President of the Fund's Adviser and Federated Research Corp. Mr. Cauley served as an Associate in the Asset-Backed Securities Group at Lehman Brothers Holding, Inc. from 1994 to 1996. From 1992 to 1994, Mr. Cauley served as a Senior Associate/Corporate Finance at Barclays Bank, PLC. Mr. Cauley earned his M.S.I.A., concentrating in Finance and Economics, from Carnegie Mellon University.

Joseph M. Balestrino and John T. Gentry are portfolio managers for the investment-grade corporate bonds asset category. Mr. Balestrino has performed these duties since the Fund's inception.

John T. Gentry has been a portfolio manager of the Fund since
July 1997. Mr. Gentry joined Federated Investors in 1995 as an Investment Analyst and has been an Assistant Vice President of the Fund's Adviser and Federated Research Corp. since April 1997. Mr. Gentry served as a Senior Treasury Analyst at Sun Company, Inc. from 1991 to 1995. Mr. Gentry is a Chartered Financial Analyst and earned his M.B.A., with concentrations in Finance and Accounting, from Cornell University.

Mark E. Durbiano is the portfolio manager for the high yield corporate bonds asset category. He has performed these duties since the Fund's inception. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's Adviser and Federated Research Corp. since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of the Fund's Adviser and Federated Research Corp. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.


Henry A. Frantzen, Drew J. Collins, Robert M. Kowit and Micheal W. Casey are portfolio managers for the foreign bonds asset category. Messrs. Frantzen, Collins and Kowit have performed these duties since November 1995.


Robert M. Kowit joined Federated Investors in 1995 as a Vice
President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Kowit served as a Managing Partner of Copernicus Global Asset
Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President of International Fixed Income and Foreign Exchange for John Hancock Advisers. Mr. Kowit received his M.B.A. from Iona College with a concentration in finance.


Micheal W. Casey, Ph.D. has been a portfolio manager of the Fund since January 1997. Mr. Casey joined Federated Investors in 1996 as an Assistant Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Casey served as an International Economist and Portfolio Strategist for Maria Fiorini Ramirez Inc. from 1990 to 1996. Mr. Casey earned a Ph.D. concentrating in economics from The New School for Social Research and a M.Sc. from the London School of Economics.


DISTRIBUTION OF SELECT SHARES

Federated Securities Corp. is the principal distributor for Shares. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES


Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), the distributor may be paid a fee in an amount computed at an annual rate of 0.75% of the average daily net assets of Select Shares to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.


The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay separately for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Fund under the Distribution Plan.


In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of the Select Shares to obtain certain personal services for shareholders and the maintenance of shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholders Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.


SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to receiving the payments under the Distribution Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:


MAXIMUM     AVERAGE AGGREGATE DAILY NET
  FEE       ASSETS OF THE FEDERATED FUNDS
--------    -----------------------------------
 0.150%     on the first  $250 million
 0.125%     on the next  $250 million
 0.100%     on the next  $250 million
 0.075%     on assets in excess of  $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by Federated Securities Corp. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

NET ASSET VALUE

The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of the Shares in the market value of all securities and other assets of the Fund, subtracting the interest of the Shares in the liabilities of the Fund and those attributable to Shares, and dividing the remainder by the total number of Shares outstanding. The net asset value for Institutional Shares may exceed that of Select Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.


INVESTING IN SELECT SHARES

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open for business. Shares may be purchased through a financial institution which has a sales agreement with the distributor or by wire or mail. To purchase Shares, open an account by calling Federated Securities Corp. Information needed to establish an account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION

An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.

BY WIRE

To purchase Shares by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Managed Growth Fund -- Select Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Wire Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

BY MAIL


To purchase Shares by mail, send a check made payable to Federated Managed Growth Fund -- Select Shares to Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received after payment by check is converted by State Street Bank Bank and Trust Company ("State Street Bank") into federal funds. This is normally the next business day after State Street Bank receives the check.


MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $1,500. Accounts established through a financial intermediary may be subject to a smaller minimum investment.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a financial intermediary may be charged an additional service fee by that financial intermediary.


The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities such that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Shares at the net asset value next determined after an order is received by the Fund. A shareholder may apply for participation in this program through Federated Securities Corp.


CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions.) In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.


DIVIDENDS

Dividends are declared and paid quarterly to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing the Fund, dividends are automatically reinvested in additional Shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

REDEEMING SELECT SHARES

The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Investors who redeem Shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution, by telephone request or by written request.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem Shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service.

TELEPHONE REDEMPTION

Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). All proceeds will normally be wire transferred the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.

An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests," should be considered.

WRITTEN REQUESTS

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of Shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the Shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually use up, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000, other than retirement accounts subject to required minimum distributions. A shareholder may apply for participation in this program through Federated Securities Corp.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,500. This requirement does not apply, however, if the balance falls below $1,500 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights except that, in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders for this purpose shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional Shares.

STATE AND LOCAL TAXES


Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.


PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield for Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.


The yield of Shares is calculated by dividing the net investment income per Share (as defined by the SEC) earned by Shares over a thirty-day period by the maximum offering price per Share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Shares are sold without any sales charge or similar non-recurring charges.

Total return and yield will be calculated separately for Select Shares and Institutional Shares.


From time to time, advertisements for the Fund's Select Shares may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Institutional Shares that are sold at net asset value primarily to financial institutions acting in a fiduciary or agency capacity and are subject to a minimum initial investment of $25,000 over a 90-day period.

Institutional Shares are distributed without a 12b-1 Plan but are subject to shareholder services fees.

Institutional Shares and Select Shares are subject to certain of the same expenses. Expense differences, however, between Institutional Shares and Select Shares may affect the performance of each class.

To obtain more information and a prospectus for Institutional Shares, investors may call 1-800-341-7400.


                                FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants page 62.

                                                                  YEAR ENDED NOVEMBER 30,
                                                   -----------------------------------------------------
                                                       1997           1996           1995        1994(A)
                                                   --------       --------       --------        -------
NET ASSET VALUE, BEGINNING OF PERIOD                 $12.23         $11.52         $ 9.82         $10.00
---------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------
Net investment income                                  0.38           0.41           0.40           0.20
---------------------------------------------
Net realized and unrealized gain (loss)
on investments, foreign currency,
and futures contracts                                  1.19           0.97           1.70          (0.26)
---------------------------------------------        ------         ------         ------         ------
Total from investment operations                       1.57           1.38           2.10          (0.06)
---------------------------------------------        ------         ------         ------         ------
LESS DISTRIBUTIONS
---------------------------------------------
Distributions from net investment income              (0.40)         (0.44)         (0.40)         (0.12)
---------------------------------------------
Distributions from net realized gain
on investments, foreign currency
transactions, and futures contracts                   (0.30)         (0.23)            --             --
---------------------------------------------        ------         ------         ------         ------
Total distributions                                   (0.70)         (0.67)         (0.40)         (0.12)
---------------------------------------------        ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                       $13.10         $12.23         $11.52         $ 9.82
---------------------------------------------        ------         ------         ------         ------
TOTAL RETURN(B)                                       13.39%         12.54%         21.79%         (0.59%)
---------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------
Expenses                                               1.05%          1.05%          1.00%          0.89%*
---------------------------------------------
Net investment income                                  3.07%          3.77%          4.29%          4.28%*
---------------------------------------------
Expense waiver/reimbursement(c)                        0.26%          0.40%          0.76%          0.90%*
---------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------
Net assets, end of period (000 omitted)            $163,519       $136,255        $68,313        $28,973
---------------------------------------------
Average commission rate paid(d)                     $0.0068        $0.0020             --             --
---------------------------------------------
Portfolio turnover                                      136%            95%           106%            71%
---------------------------------------------


 *   Computed on an annualized basis.

 (a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from January 27, 1994 (start of business) to May 24, 1994 the Fund had no investment activity.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

 (d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997,
WHICH CAN BE OBTAINED FREE OF CHARGE.

(See Notes which are an integral part of the Financial Statements)






                                      PORTFOLIO OF INVESTMENTS

                                    FEDERATED MANAGED GROWTH FUND
                                          NOVEMBER 30, 1997

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- 52.7%
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY -- 15.5%
--------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY -- 0.6%
--------------------------------------------------------------------------------------------------------------------
         24,200   Archer-Daniels-Midland Co.                                                                               $517,276
                  --------------------------------------------------------------------------------------------------
          4,300   Dow Chemical Co.                                                                                          424,626
                  --------------------------------------------------------------------------------------------------
         25,700   LTV Corporation                                                                                           285,913
                  --------------------------------------------------------------------------------------------------
         14,800   Louisiana-Pacific Corp.                                                                                   298,775
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,526,590
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER DURABLES -- 0.5%
--------------------------------------------------------------------------------------------------------------------
          5,100   Eastman Kodak Co.                                                                                         309,189
                  --------------------------------------------------------------------------------------------------
          5,800   General Motors Corp., Class H                                                                             388,600
                  --------------------------------------------------------------------------------------------------
          3,800   General Motors Corp.                                                                                      231,800
                  --------------------------------------------------------------------------------------------------
         14,100   Rubbermaid, Inc.                                                                                          341,926
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,271,515
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER NON-DURABLES -- 1.4%
--------------------------------------------------------------------------------------------------------------------
          3,300   CPC International, Inc.                                                                                   341,139
                  --------------------------------------------------------------------------------------------------
         19,000   PepsiCo, Inc.                                                                                             700,626
                  --------------------------------------------------------------------------------------------------
          5,900   Philip Morris Cos., Inc.                                                                                  256,650
                  --------------------------------------------------------------------------------------------------
          7,100   RJR Nabisco Holdings Corp.                                                                                258,706
                  --------------------------------------------------------------------------------------------------
         17,900   Russell Corp.                                                                                             547,069
                  --------------------------------------------------------------------------------------------------
          8,900   Sara Lee Corp.                                                                                            470,588
                  --------------------------------------------------------------------------------------------------
         13,200   Unilever N.V.                                                                                             766,425
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,341,203
                  --------------------------------------------------------------------------------------------------   ------------
ENERGY MINERALS -- 1.8%
--------------------------------------------------------------------------------------------------------------------
          4,200   Atlantic Richfield Co.                                                                                    342,300
                  --------------------------------------------------------------------------------------------------
          6,600   Chevron Corp.                                                                                             529,239
                  --------------------------------------------------------------------------------------------------
          8,400   Exxon Corp.                                                                                               512,400
                  --------------------------------------------------------------------------------------------------
         14,200   Occidental Petroleum Corp.                                                                                421,564
                  --------------------------------------------------------------------------------------------------
          5,900   Royal Dutch Petroleum Co., ADR                                                                            310,857
                  --------------------------------------------------------------------------------------------------
         16,400   Sun Co., Inc.                                                                                             663,175
                  --------------------------------------------------------------------------------------------------
          9,600   Texaco, Inc.                                                                                              542,400
                  --------------------------------------------------------------------------------------------------

                                                         FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
ENERGY MINERALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
         16,500   USX-Marathon Group                                                                                       $565,125
                  --------------------------------------------------------------------------------------------------
         12,700   YPF Sociedad Anonima, ADR                                                                                 426,244
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   4,313,304
                  --------------------------------------------------------------------------------------------------   ------------
FINANCE -- 1.9%
--------------------------------------------------------------------------------------------------------------------
          8,400   Allmerica Financial Corp.                                                                                 407,400
                  --------------------------------------------------------------------------------------------------
          4,600   Allstate Corp.                                                                                            395,026
                  --------------------------------------------------------------------------------------------------
          9,900   Bear Stearns Cos., Inc.                                                                                   410,850
                  --------------------------------------------------------------------------------------------------
         10,000   Block (H&R), Inc.                                                                                         410,000
                  --------------------------------------------------------------------------------------------------
         11,000   Boston Properties, Inc.                                                                                   358,876
                  --------------------------------------------------------------------------------------------------
          4,100   CIGNA Corp.                                                                                               685,726
                  --------------------------------------------------------------------------------------------------
          1,800   General RE Corp.                                                                                          357,300
                  --------------------------------------------------------------------------------------------------
          7,600   Marsh & McLennan Cos., Inc.                                                                               565,726
                  --------------------------------------------------------------------------------------------------
          7,600   Morgan Stanley, Dean Witter, Discover & Co.                                                               412,775
                  --------------------------------------------------------------------------------------------------
          8,100   Travelers Group, Inc.                                                                                     409,050
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   4,412,729
                  --------------------------------------------------------------------------------------------------   ------------
HEALTH CARE -- 1.7%
--------------------------------------------------------------------------------------------------------------------
          7,100   Abbott Laboratories                                                                                       461,500
                  --------------------------------------------------------------------------------------------------
         24,100   (a)Beverly Enterprises, Inc.                                                                              409,700
                  --------------------------------------------------------------------------------------------------
          8,700   Bristol-Myers Squibb Co.                                                                                  814,539
                  --------------------------------------------------------------------------------------------------
          4,100   Merck & Co., Inc.                                                                                         387,707
                  --------------------------------------------------------------------------------------------------
         11,900   (a)Perrigo Co.                                                                                            169,576
                  --------------------------------------------------------------------------------------------------
         19,900   Pharmacia & Upjohn, Inc.                                                                                  671,625
                  --------------------------------------------------------------------------------------------------
          7,000   Smithkline Beecham, ADR                                                                                   347,375
                  --------------------------------------------------------------------------------------------------
         13,800   U.S. Surgical Corp.                                                                                       363,975
                  --------------------------------------------------------------------------------------------------
          6,800   United Healthcare Corp.                                                                                   354,025
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,980,022
                  --------------------------------------------------------------------------------------------------   ------------
PRODUCER MANUFACTURING -- 1.2%
--------------------------------------------------------------------------------------------------------------------
         22,400   ITT Industries, Inc.                                                                                      711,200
                  --------------------------------------------------------------------------------------------------
         14,300   Ingersoll-Rand Co.                                                                                        584,514
                  --------------------------------------------------------------------------------------------------
         10,100   Johnson Controls, Inc.                                                                                    462,707
                  --------------------------------------------------------------------------------------------------
         13,800   (a)Lexmark Intl. Group, Class A                                                                           439,876
                  --------------------------------------------------------------------------------------------------

                          FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------

*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
PRODUCER MANUFACTURING -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          2,900   Loews Corp.                                                                                              $307,764
                  --------------------------------------------------------------------------------------------------
          6,800   PACCAR, Inc.                                                                                              374,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,880,061
                  --------------------------------------------------------------------------------------------------   ------------
RETAIL TRADE -- 0.9%
--------------------------------------------------------------------------------------------------------------------
          8,200   Dayton-Hudson Corp.                                                                                       544,788
                  --------------------------------------------------------------------------------------------------
         52,300   (a)K Mart Corp.                                                                                           657,019
                  --------------------------------------------------------------------------------------------------
         21,100   Wal-Mart Stores, Inc.                                                                                     842,681
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,044,488
                  --------------------------------------------------------------------------------------------------   ------------
SERVICES -- 1.4%
--------------------------------------------------------------------------------------------------------------------
          2,900   ABB AB, ADR                                                                                               359,600
                  --------------------------------------------------------------------------------------------------
          9,500   Browning-Ferris Industries, Inc.                                                                          339,031
                  --------------------------------------------------------------------------------------------------
         37,200   News Corp., Ltd., ADR                                                                                     734,700
                  --------------------------------------------------------------------------------------------------
          2,600   News Corp., Ltd., ADR                                                                                      56,388
                  --------------------------------------------------------------------------------------------------
         17,400   Readers Digest Association, Inc., Class A                                                                 416,513
                  --------------------------------------------------------------------------------------------------
          7,807   (a)TCI Ventures Group, Class A                                                                            176,633
                  --------------------------------------------------------------------------------------------------
          1,900   (a)Tricon Global Restaurants, Inc.                                                                         64,244
                  --------------------------------------------------------------------------------------------------
          9,800   (a)Viacom, Inc., Class A                                                                                  340,550
                  --------------------------------------------------------------------------------------------------
          6,200   (a)Viacom, Inc., Class B                                                                                  217,000
                  --------------------------------------------------------------------------------------------------
         26,800   Waste Management, Inc.                                                                                    659,950
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,364,609
                  --------------------------------------------------------------------------------------------------   ------------
TECHNOLOGY -- 1.6%
--------------------------------------------------------------------------------------------------------------------
         10,600   AMP, Inc.                                                                                                 460,438
                  --------------------------------------------------------------------------------------------------
          9,200   (a)Cabletron Systems, Inc.                                                                                211,600
                  --------------------------------------------------------------------------------------------------
         19,200   First Data Corp.                                                                                          543,600
                  --------------------------------------------------------------------------------------------------
          4,000   International Business Machines Corp.                                                                     438,250
                  --------------------------------------------------------------------------------------------------
          3,000   Matsushita Electric Industrial Co., ADR                                                                   465,188
                  --------------------------------------------------------------------------------------------------
         44,000   (a)Novell, Inc.                                                                                           407,000
                  --------------------------------------------------------------------------------------------------
          4,600   Raytheon Co.                                                                                              257,313
                  --------------------------------------------------------------------------------------------------
         14,300   (a)Seagate Technology, Inc.                                                                               324,431
                  --------------------------------------------------------------------------------------------------
          8,900   (a)Storage Technology Corp.                                                                               574,606
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,682,426
                  --------------------------------------------------------------------------------------------------   ------------

                                                       FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------

*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.5%
--------------------------------------------------------------------------------------------------------------------
         10,800   CNF Transporation, Inc.                                                                                  $469,800
                  --------------------------------------------------------------------------------------------------
         10,445   KLM Royal Dutch Airlines                                                                                  376,020
                  --------------------------------------------------------------------------------------------------
          9,200   Ryder Systems, Inc.                                                                                       334,075
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,179,895
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 2.0%
--------------------------------------------------------------------------------------------------------------------
          7,800   CMS Energy Corp.                                                                                          307,125
                  --------------------------------------------------------------------------------------------------
          5,500   Coastal Corp.                                                                                             322,094
                  --------------------------------------------------------------------------------------------------
          5,200   Columbia Gas System, Inc.                                                                                 378,300
                  --------------------------------------------------------------------------------------------------
         15,000   Entergy Corp.                                                                                             390,000
                  --------------------------------------------------------------------------------------------------
          5,500   GTE Corp.                                                                                                 278,094
                  --------------------------------------------------------------------------------------------------
         15,900   Houston Industries, Inc.                                                                                  376,631
                  --------------------------------------------------------------------------------------------------
         19,200   MCI Communications Corp.                                                                                  843,600
                  --------------------------------------------------------------------------------------------------
         17,800   P G & E Corp.                                                                                             502,850
                  --------------------------------------------------------------------------------------------------
         11,200   Public Service Enterprises Group, Inc.                                                                    326,900
                  --------------------------------------------------------------------------------------------------
         23,193   (a)Tele-Communications, Inc., Class A                                                                     531,265
                  --------------------------------------------------------------------------------------------------
          9,500   U.S. West, Inc.                                                                                           429,281
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   4,686,140
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL LARGE COMPANY                                                                                    36,682,982
                  --------------------------------------------------------------------------------------------------   ------------
LARGE COMPANY GROWTH STOCKS -- 14.8%
--------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY -- 0.3%
--------------------------------------------------------------------------------------------------------------------
          6,300   (a)Lone Star Technologies, Inc.                                                                           182,700
                  --------------------------------------------------------------------------------------------------
          5,300   Martin Marietta Materials                                                                                 183,513
                  --------------------------------------------------------------------------------------------------
          3,700   Southdown, Inc.                                                                                           213,444
                  --------------------------------------------------------------------------------------------------
          9,600   (a)Steel Dynamics, Inc.                                                                                   177,600
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     757,257
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER DURABLES -- 0.3%
--------------------------------------------------------------------------------------------------------------------
          6,400   Carlisle Cos., Inc.                                                                                       272,000
                  --------------------------------------------------------------------------------------------------
         14,000   (a)Furniture Brands International, Inc.                                                                   273,875
                  --------------------------------------------------------------------------------------------------
          1,900   Sony Corp ADR                                                                                             158,650
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     704,525
                  --------------------------------------------------------------------------------------------------   ------------

                                                       FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------

*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 1.3%
--------------------------------------------------------------------------------------------------------------------
          6,600   (a)Consolidated Cigar Holdings, Inc.                                                                     $181,913
                  --------------------------------------------------------------------------------------------------
          2,100   Gillette Co.                                                                                              193,856
                  --------------------------------------------------------------------------------------------------
          7,500   (a)Jones Apparel Group, Inc.                                                                              365,625
                  --------------------------------------------------------------------------------------------------
          8,100   Philip Morris Cos., Inc.                                                                                  352,350
                  --------------------------------------------------------------------------------------------------
          6,100   Procter & Gamble Co.                                                                                      465,506
                  --------------------------------------------------------------------------------------------------
          7,300   (a)Smithfield Foods, Inc.                                                                                 258,238
                  --------------------------------------------------------------------------------------------------
          5,500   St. John Knits, Inc.                                                                                      210,031
                  --------------------------------------------------------------------------------------------------
          6,300   (a)Tommy Hilfiger Corp.                                                                                   247,275
                  --------------------------------------------------------------------------------------------------
          8,000   Universal Corp.                                                                                           316,500
                  --------------------------------------------------------------------------------------------------
          7,900   Wolverine World Wide, Inc.                                                                                180,219
                  --------------------------------------------------------------------------------------------------
          4,600   Wrigley (Wm.), Jr. Co.                                                                                    363,975
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,135,488
                  --------------------------------------------------------------------------------------------------   ------------
ENERGY MINERALS -- 1.4%
--------------------------------------------------------------------------------------------------------------------
          3,200   (a)BJ Services Co.                                                                                        229,800
                  --------------------------------------------------------------------------------------------------
          5,800   Baker Hughes, Inc.                                                                                        242,875
                  --------------------------------------------------------------------------------------------------
          3,100   British Petroleum Co., PLC - ADR                                                                          257,300
                  --------------------------------------------------------------------------------------------------
          4,300   (a)Cooper Cameron Corp.                                                                                   262,031
                  --------------------------------------------------------------------------------------------------
          4,500   Diamond Offshore Drilling, Inc.                                                                           224,438
                  --------------------------------------------------------------------------------------------------
          7,000   ENSCO International, Inc.                                                                                 250,250
                  --------------------------------------------------------------------------------------------------
          7,700   (a)Falcon Drilling Co., Inc.                                                                              248,325
                  --------------------------------------------------------------------------------------------------
          6,500   (a)Friede Goldman International, Inc.                                                                     193,375
                  --------------------------------------------------------------------------------------------------
          8,100   (a)Key Energy Group, Inc.                                                                                 196,931
                  --------------------------------------------------------------------------------------------------
          6,500   (a)Nabors Industries, Inc.                                                                                227,906
                  --------------------------------------------------------------------------------------------------
          2,200   (a)Petroleum Geo-Services, ADR                                                                            141,488
                  --------------------------------------------------------------------------------------------------
          6,800   (a)Rowan Companies, Inc.                                                                                  231,200
                  --------------------------------------------------------------------------------------------------
          4,300   (a)Smith International, Inc.                                                                              275,200
                  --------------------------------------------------------------------------------------------------
          5,500   Tosco Corp.                                                                                               179,094
                  --------------------------------------------------------------------------------------------------
          6,800   (a)TransCoastal Marine Services, Inc.                                                                     132,600
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,292,813
                  --------------------------------------------------------------------------------------------------   ------------

                                                       FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------

*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FINANCE -- 3.0%
--------------------------------------------------------------------------------------------------------------------
          7,900   Ahmanson (H.F.) & Co.                                                                                    $470,050
                  --------------------------------------------------------------------------------------------------
          4,000   Allstate Corp.                                                                                            343,500
                  --------------------------------------------------------------------------------------------------
          2,600   American International Group, Inc.                                                                        262,113
                  --------------------------------------------------------------------------------------------------
          6,300   Bank of New York Co., Inc.                                                                                338,625
                  --------------------------------------------------------------------------------------------------
          4,700   BankAmerica Corp.                                                                                         343,100
                  --------------------------------------------------------------------------------------------------
         12,600   (a)Catellus Development Corp.                                                                             233,100
                  --------------------------------------------------------------------------------------------------
          2,400   Citicorp                                                                                                  287,850
                  --------------------------------------------------------------------------------------------------
          7,900   Conseco, Inc.                                                                                             367,844
                  --------------------------------------------------------------------------------------------------
          6,700   ETrade Group, Inc.                                                                                        167,919
                  --------------------------------------------------------------------------------------------------
          3,900   Equitable Companies Inc.                                                                                  185,981
                  --------------------------------------------------------------------------------------------------
         11,600   Frontier Insurance Group, Inc.                                                                            279,125
                  --------------------------------------------------------------------------------------------------
          7,900   (a)Golden State Bancorp, Inc.                                                                             263,169
                  --------------------------------------------------------------------------------------------------
         21,000   MBNA Corp.                                                                                                557,813
                  --------------------------------------------------------------------------------------------------
          2,700   MGIC Investment Corp.                                                                                     157,781
                  --------------------------------------------------------------------------------------------------
          5,700   Mellon Bank Corp.                                                                                         323,119
                  --------------------------------------------------------------------------------------------------
          5,200   Merrill Lynch & Co., Inc.                                                                                 364,975
                  --------------------------------------------------------------------------------------------------
          6,800   Morgan Stanley, Dean Witter, Discover & Co.                                                               369,325
                  --------------------------------------------------------------------------------------------------
          4,300   NationsBank Corp.                                                                                         258,269
                  --------------------------------------------------------------------------------------------------
          7,100   Old Republic International Corp.                                                                          256,044
                  --------------------------------------------------------------------------------------------------
          5,400   T. Rowe Price Associates                                                                                  351,000
                  --------------------------------------------------------------------------------------------------
          6,600   Torchmark Corp.                                                                                           269,363
                  --------------------------------------------------------------------------------------------------
         11,700   Travelers Group, Inc.                                                                                     590,850
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   7,040,915
                  --------------------------------------------------------------------------------------------------   ------------
HEALTH CARE -- 2.1%
--------------------------------------------------------------------------------------------------------------------
          9,500   (a)BioChem Pharma, Inc.                                                                                   242,250
                  --------------------------------------------------------------------------------------------------
          6,600   (a)Centocor, Inc.                                                                                         287,100
                  --------------------------------------------------------------------------------------------------
          5,000   (a)Dura Pharmaceuticals, Inc.                                                                             219,375
                  --------------------------------------------------------------------------------------------------
          4,700   Guidant Corp.                                                                                             301,975
                  --------------------------------------------------------------------------------------------------
          9,600   HBO & Co.                                                                                                 430,800
                  --------------------------------------------------------------------------------------------------
         10,600   (a)HEALTHSOUTH Corp.                                                                                      278,250
                  --------------------------------------------------------------------------------------------------
          8,900   Jones Medical Industries, Inc.                                                                            293,700
                  --------------------------------------------------------------------------------------------------
          5,600   Lilly (Eli) & Co.                                                                                         353,150
                  --------------------------------------------------------------------------------------------------

                                                       FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          5,900   (a)MedPartners, Inc.                                                                                     $146,025
                  --------------------------------------------------------------------------------------------------
          2,400   Merck & Co., Inc.                                                                                         226,950
                  --------------------------------------------------------------------------------------------------
         12,100   Omnicare, Inc.                                                                                            349,388
                  --------------------------------------------------------------------------------------------------
          2,600   Pfizer, Inc.                                                                                              189,150
                  --------------------------------------------------------------------------------------------------
          6,600   (a)Phycor, Inc.                                                                                           162,525
                  --------------------------------------------------------------------------------------------------
          3,700   (a)Quintiles Transnational Corp.                                                                          289,063
                  --------------------------------------------------------------------------------------------------
          8,300   (a)Safeskin Corp.                                                                                         395,288
                  --------------------------------------------------------------------------------------------------
          4,800   Smithkline Beecham, ADR                                                                                   238,200
                  --------------------------------------------------------------------------------------------------
          6,300   (a)Universal Health Services, Inc., Class B                                                               275,231
                  --------------------------------------------------------------------------------------------------
          2,400   Warner-Lambert Co.                                                                                        335,700
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   5,014,120
                  --------------------------------------------------------------------------------------------------   ------------
PRODUCER MANUFACTURING -- 1.1%
--------------------------------------------------------------------------------------------------------------------
          5,600   (a)EVI, Inc.                                                                                              288,050
                  --------------------------------------------------------------------------------------------------
          7,800   General Electric Co.                                                                                      575,250
                  --------------------------------------------------------------------------------------------------
          7,800   (a)Halter Marine Group, Inc.                                                                              217,425
                  --------------------------------------------------------------------------------------------------
          8,300   (a)Maverick Tube Corp.                                                                                    237,069
                  --------------------------------------------------------------------------------------------------
          4,500   Precision Castparts Corp.                                                                                 267,188
                  --------------------------------------------------------------------------------------------------
         14,200   (a)Royal Group Technologies Ltd.                                                                          341,688
                  --------------------------------------------------------------------------------------------------
          8,400   Tyco International, Ltd.                                                                                  329,700
                  --------------------------------------------------------------------------------------------------
         15,900   (a)US Office Products Co.                                                                                 316,013
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,572,383
                  --------------------------------------------------------------------------------------------------   ------------
RETAIL TRADE -- 0.9%
--------------------------------------------------------------------------------------------------------------------
          7,800   (a)CompUSA, Inc.                                                                                          285,188
                  --------------------------------------------------------------------------------------------------
         13,000   (a)General Nutrition Cos., Inc.                                                                           443,625
                  --------------------------------------------------------------------------------------------------
          6,600   Home Depot, Inc.                                                                                          369,188
                  --------------------------------------------------------------------------------------------------
         14,750   Pier 1 Imports, Inc.                                                                                      330,031
                  --------------------------------------------------------------------------------------------------
          4,600   (a)Safeway, Inc.                                                                                          279,450
                  --------------------------------------------------------------------------------------------------
         10,400   TJX Cos., Inc.                                                                                            358,800
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,066,282
                  --------------------------------------------------------------------------------------------------   ------------
SERVICES -- 0.7%
--------------------------------------------------------------------------------------------------------------------
          3,700   (a)ASE Test Limited                                                                                       207,200
                  --------------------------------------------------------------------------------------------------
          9,300   (a)Corrections Corp. America                                                                              322,013
                  --------------------------------------------------------------------------------------------------

                                                       FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SERVICES -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          3,800   (a)HFS, Inc.                                                                                             $260,775
                  --------------------------------------------------------------------------------------------------
          2,800   (a)Heftel Broadcasting Corp., Class A                                                                     206,850
                  --------------------------------------------------------------------------------------------------
         10,200   (a)Newpark Resources, Inc.                                                                                203,363
                  --------------------------------------------------------------------------------------------------
         14,100   (a)Philip Services Corp.                                                                                  222,956
                  --------------------------------------------------------------------------------------------------
          9,800   (a)Snyder Communications, Inc.                                                                            332,588
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,755,745
                  --------------------------------------------------------------------------------------------------   ------------
TECHNOLOGY -- 2.7%
--------------------------------------------------------------------------------------------------------------------
          1,700   (a)ASM Lithography Holding NV, ADR                                                                        106,250
                  --------------------------------------------------------------------------------------------------
          6,200   (a)Advanced Fibre Communications                                                                          160,425
                  --------------------------------------------------------------------------------------------------
          3,600   (a)America Online, Inc.                                                                                   271,800
                  --------------------------------------------------------------------------------------------------
          6,000   (a)Applied Materials, Inc.                                                                                198,000
                  --------------------------------------------------------------------------------------------------
          7,000   (a)Cadence Design Systems, Inc.                                                                           176,750
                  --------------------------------------------------------------------------------------------------
          4,500   (a)Cisco Systems, Inc.                                                                                    388,125
                  --------------------------------------------------------------------------------------------------
          5,600   Compaq Computer Corp.                                                                                     349,650
                  --------------------------------------------------------------------------------------------------
         11,200   (a)Creative Technology Ltd.                                                                               298,200
                  --------------------------------------------------------------------------------------------------
          3,800   Dallas Semiconductor Corp.                                                                                185,725
                  --------------------------------------------------------------------------------------------------
          2,600   (a)Dell Computer Corp.                                                                                    218,888
                  --------------------------------------------------------------------------------------------------
          6,400   (a)EMC Corp. Mass                                                                                         194,000
                  --------------------------------------------------------------------------------------------------
          5,700   (a)HNC Software                                                                                           179,550
                  --------------------------------------------------------------------------------------------------
         10,700   (a)Hyperion Software Corp.                                                                                461,103
                  --------------------------------------------------------------------------------------------------
          3,500   Intel Corp.                                                                                               271,688
                  --------------------------------------------------------------------------------------------------
          3,700   Lucent Technologies, Inc.                                                                                 296,463
                  --------------------------------------------------------------------------------------------------
          8,900   (a)Mastech Corp.                                                                                          260,325
                  --------------------------------------------------------------------------------------------------
          1,200   (a)Metromedia Fibre Network, Inc.                                                                          20,250
                  --------------------------------------------------------------------------------------------------
          2,900   (a)Microsoft Corp.                                                                                        410,350
                  --------------------------------------------------------------------------------------------------
          9,500   (a)Ortel Corp.                                                                                            169,813
                  --------------------------------------------------------------------------------------------------
          2,700   (a)PRI Automation, Inc.                                                                                    92,138
                  --------------------------------------------------------------------------------------------------
          2,400   (a)Peoplesoft, Inc.                                                                                       157,050
                  --------------------------------------------------------------------------------------------------
          5,100   (a)Rambus, Inc.                                                                                           284,644
                  --------------------------------------------------------------------------------------------------
          7,200   SCI Systems, Inc.                                                                                         329,850
                  --------------------------------------------------------------------------------------------------
          9,100   (a)Sandisk Corp.                                                                                          222,950
                  --------------------------------------------------------------------------------------------------
          2,500   (a)Speedfam International, Inc.                                                                            64,063
                  --------------------------------------------------------------------------------------------------

                                                       FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          5,300   (a)Tellabs, Inc.                                                                                         $275,600
                  --------------------------------------------------------------------------------------------------
          3,800   Texas Instruments, Inc.                                                                                   187,150
                  --------------------------------------------------------------------------------------------------
          5,500   (a)World Access, Inc.                                                                                     134,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   6,365,550
                  --------------------------------------------------------------------------------------------------   ------------
TRANSPORTATION -- 0.2%
--------------------------------------------------------------------------------------------------------------------
            500   (a)Continental Airlines, Inc., Class B                                                                     22,781
                  --------------------------------------------------------------------------------------------------
          9,100   Expeditors International Washington, Inc.                                                                 354,331
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     377,112
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 0.8%
--------------------------------------------------------------------------------------------------------------------
          8,100   Cincinnati Bell, Inc.                                                                                     238,950
                  --------------------------------------------------------------------------------------------------
          5,300   Coastal Corp.                                                                                             310,381
                  --------------------------------------------------------------------------------------------------
         12,300   (a)ICG Communications, Inc.                                                                               285,975
                  --------------------------------------------------------------------------------------------------
         13,300   (a)IXC Communications, Inc.                                                                               461,344
                  --------------------------------------------------------------------------------------------------
          5,100   Sonat, Inc.                                                                                               222,169
                  --------------------------------------------------------------------------------------------------
          5,500   (a)Teleport Communications Group, Inc., Class A                                                           269,500
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,788,319
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL LARGE COMPANY GROWTH STOCKS                                                                      34,870,509
                  --------------------------------------------------------------------------------------------------   ------------
SMALL COMPANY STOCKS -- 11.3%
--------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY -- 0.9%
--------------------------------------------------------------------------------------------------------------------
          9,500   BMC Industries, Inc.                                                                                      176,344
                  --------------------------------------------------------------------------------------------------
          6,400   Cambrex Corp.                                                                                             290,400
                  --------------------------------------------------------------------------------------------------
          8,500   (a)Carbide/Graphite Group, Inc.                                                                           328,313
                  --------------------------------------------------------------------------------------------------
         13,800   (a)Chirex, Inc.                                                                                           336,375
                  --------------------------------------------------------------------------------------------------
          7,400   Furon Co.                                                                                                 292,300
                  --------------------------------------------------------------------------------------------------
          5,300   Lone Star Industries, Inc.                                                                                276,263
                  --------------------------------------------------------------------------------------------------
          7,100   (a)Lone Star Technologies, Inc.                                                                           205,900
                  --------------------------------------------------------------------------------------------------
         18,700   Spartech Corp.                                                                                            308,550
                  --------------------------------------------------------------------------------------------------
          5,000   Valspar Corp.                                                                                             151,875
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,366,320
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER DURABLES -- 0.8%
--------------------------------------------------------------------------------------------------------------------
         11,700   (a)Action Performance Companies, Inc.                                                                     339,300
                  --------------------------------------------------------------------------------------------------
          8,000   (a)American Homestar Corporation                                                                          112,000
                  --------------------------------------------------------------------------------------------------

                                                       FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SMALL COMPANY STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
         14,800   Brilliance China Automotive Holdings Ltd.                                                                $139,675
                  --------------------------------------------------------------------------------------------------
          4,800   Carlisle Cos., Inc.                                                                                       204,000
                  --------------------------------------------------------------------------------------------------
          1,800   (a)Dura Automotive Systems, Inc.                                                                           47,475
                  --------------------------------------------------------------------------------------------------
          6,700   (a)Equity Marketing, Inc.                                                                                 197,650
                  --------------------------------------------------------------------------------------------------
          2,000   (a)Gentex Corp.                                                                                            49,500
                  --------------------------------------------------------------------------------------------------
         17,700   (a)Helen of Troy Ltd.                                                                                     252,225
                  --------------------------------------------------------------------------------------------------
          3,900   Oakwood Homes Corp.                                                                                       117,000
                  --------------------------------------------------------------------------------------------------
          7,500   (a)Stanley Furniture Co. Inc.                                                                             206,250
                  --------------------------------------------------------------------------------------------------
          3,500   Wynns International, Inc.                                                                                 113,531
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,778,606
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER NON-DURABLES -- 0.3%
--------------------------------------------------------------------------------------------------------------------
          4,700   (a)Blyth Industries, Inc.                                                                                 120,731
                  --------------------------------------------------------------------------------------------------
          7,900   (a)North Face, Inc.                                                                                       171,825
                  --------------------------------------------------------------------------------------------------
          8,000   (a)Rayovac Corp.                                                                                          134,000
                  --------------------------------------------------------------------------------------------------
          5,100   (a)Tommy Hilfiger Corp.                                                                                   200,175
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     626,731
                  --------------------------------------------------------------------------------------------------   ------------
ENERGY MINERALS -- 0.4%
--------------------------------------------------------------------------------------------------------------------
          2,400   Camco International, Inc.                                                                                 150,600
                  --------------------------------------------------------------------------------------------------
         10,300   (a)Key Energy Group, Inc.                                                                                 250,419
                  --------------------------------------------------------------------------------------------------
          3,700   (a)Patterson Energy Inc.                                                                                  135,975
                  --------------------------------------------------------------------------------------------------
          5,000   (a)TransCoastal Marine Services, Inc.                                                                      97,500
                  --------------------------------------------------------------------------------------------------
          7,300   (a)Tuboscope Inc.                                                                                         179,763
                  --------------------------------------------------------------------------------------------------
         11,600   Vintage Petroleum, Inc.                                                                                   224,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,039,007
                  --------------------------------------------------------------------------------------------------   ------------
FINANCE -- 2.0%
--------------------------------------------------------------------------------------------------------------------
          8,300   (a)Amresco, Inc.                                                                                          232,400
                  --------------------------------------------------------------------------------------------------
          5,100   CMAC Investment Corp.                                                                                     264,881
                  --------------------------------------------------------------------------------------------------
         10,200   City National Corp.                                                                                       331,500
                  --------------------------------------------------------------------------------------------------
          5,400   (a)Delphi Financial Group, Inc., Class A                                                                  216,675
                  --------------------------------------------------------------------------------------------------
         11,900   (a)Delta Financial Corp.                                                                                  197,094
                  --------------------------------------------------------------------------------------------------
          3,600   Executive Risk, Inc.                                                                                      234,000
                  --------------------------------------------------------------------------------------------------
          6,100   (a)FIRSTPLUS Financial Group, Inc.                                                                        232,563
                  --------------------------------------------------------------------------------------------------

                                                       FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SMALL COMPANY STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FINANCE -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          8,500   (a)FirstFed Financial Corp.                                                                              $310,250
                  --------------------------------------------------------------------------------------------------
          7,100   Frontier Insurance Group, Inc.                                                                            170,844
                  --------------------------------------------------------------------------------------------------
          6,000   GBC Bancorp                                                                                               327,750
                  --------------------------------------------------------------------------------------------------
          8,100   (a)Imperial Bancorp                                                                                       378,169
                  --------------------------------------------------------------------------------------------------
         10,200   North Fork Bancorp, Inc.                                                                                  309,825
                  --------------------------------------------------------------------------------------------------
         11,500   (a)Philadelphia Consolidated Holding Corp.                                                                188,313
                  --------------------------------------------------------------------------------------------------
          3,800   Sirrom Capital Corp.                                                                                      167,200
                  --------------------------------------------------------------------------------------------------
         17,700   Sovereign Bancorp, Inc.                                                                                   335,194
                  --------------------------------------------------------------------------------------------------
          9,200   Trans Financial, Inc.                                                                                     316,250
                  --------------------------------------------------------------------------------------------------
         10,000   (a)Triad Guaranty, Inc.                                                                                   295,000
                  --------------------------------------------------------------------------------------------------
          4,900   Vesta Insurance Group, Inc.                                                                               268,888
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   4,776,796
                  --------------------------------------------------------------------------------------------------   ------------
HEALTH CARE -- 1.1%
--------------------------------------------------------------------------------------------------------------------
            900   (a)Ascent Pediatrics, Inc.                                                                                  7,200
                  --------------------------------------------------------------------------------------------------
         10,200   Ballard Medical Products                                                                                  235,238
                  --------------------------------------------------------------------------------------------------
          7,500   (a)Complete Management, Inc.                                                                              124,688
                  --------------------------------------------------------------------------------------------------
          4,200   (a)Curative Technologies, Inc.                                                                            119,700
                  --------------------------------------------------------------------------------------------------
         11,900   (a)FPA Medical Management, Inc.                                                                           307,169
                  --------------------------------------------------------------------------------------------------
         11,900   (a)Genesis Health Ventures, Inc.                                                                          288,575
                  --------------------------------------------------------------------------------------------------
         15,500   (a)Healthdyne Technologies, Inc.                                                                          297,406
                  --------------------------------------------------------------------------------------------------
          6,500   (a)Hologic, Inc.                                                                                          168,188
                  --------------------------------------------------------------------------------------------------
          4,600   (a)Medicis Pharmaceutical Corp., Class A                                                                  196,650
                  --------------------------------------------------------------------------------------------------
         10,100   Phycor, Inc.                                                                                              248,713
                  --------------------------------------------------------------------------------------------------
         16,100   (a)Prime Medical Services                                                                                 213,325
                  --------------------------------------------------------------------------------------------------
          5,900   (a)Somnus Medical Technologies, Inc.                                                                       67,850
                  --------------------------------------------------------------------------------------------------
          5,100   (a)Universal Health Services, Inc., Class B                                                               222,806
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,497,508
                  --------------------------------------------------------------------------------------------------   ------------
PRODUCER MANUFACTURING -- 0.8%
--------------------------------------------------------------------------------------------------------------------
         11,375   (a)AFC Cable Systems, Inc.                                                                                304,281
                  --------------------------------------------------------------------------------------------------
         12,000   (a)Ballantyne of Omaha, Inc.                                                                              220,500
                  --------------------------------------------------------------------------------------------------
          8,100   (a)Cable Design Technologies, Class A                                                                     328,050
                  --------------------------------------------------------------------------------------------------
          9,300   (a)Chicago Miniature Lamp, Inc.                                                                           315,038
                  --------------------------------------------------------------------------------------------------

                                                       FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SMALL COMPANY STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
PRODUCER MANUFACTURING -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          4,800   (a)EVI, Inc.                                                                                             $246,900
                  --------------------------------------------------------------------------------------------------
          9,000   (a)Royal Group Technologies Ltd.                                                                          216,563
                  --------------------------------------------------------------------------------------------------
         11,900   (a)US Office Products Co.                                                                                 236,513
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,867,845
                  --------------------------------------------------------------------------------------------------   ------------
RETAIL TRADE -- 1.2%
--------------------------------------------------------------------------------------------------------------------
          4,800   (a)CDW Computer Centers, Inc.                                                                             283,200
                  --------------------------------------------------------------------------------------------------
         14,000   Claire's Stores, Inc.                                                                                     316,750
                  --------------------------------------------------------------------------------------------------
          4,800   (a)Express Scripts, Inc., Class A                                                                         283,200
                  --------------------------------------------------------------------------------------------------
          8,100   (a)Funco, Inc.                                                                                            149,850
                  --------------------------------------------------------------------------------------------------
         10,800   (a)Microage, Inc.                                                                                         217,350
                  --------------------------------------------------------------------------------------------------
         11,700   (a)O'Reilly Automotive, Inc.                                                                              276,413
                  --------------------------------------------------------------------------------------------------
         15,300   (a)Paul Harris Stores, Inc.                                                                               323,213
                  --------------------------------------------------------------------------------------------------
         11,000   (a)Pomeroy Computer Resources                                                                             275,000
                  --------------------------------------------------------------------------------------------------
          6,400   (a)Proffitts, Inc.                                                                                        195,600
                  --------------------------------------------------------------------------------------------------
         12,200   (a)Renters Choice, Inc.                                                                                   274,500
                  --------------------------------------------------------------------------------------------------
         10,700   (a)Zale Corp.                                                                                             238,075
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,833,151
                  --------------------------------------------------------------------------------------------------   ------------
SERVICES -- 1.3%
--------------------------------------------------------------------------------------------------------------------
          4,300   (a)ASE Test Limited                                                                                       240,800
                  --------------------------------------------------------------------------------------------------
          7,000   (a)Allied Waste Industries, Inc.                                                                          153,125
                  --------------------------------------------------------------------------------------------------
         12,800   (a)American Business Information, Class A                                                                 150,400
                  --------------------------------------------------------------------------------------------------
         12,100   (a)American Business Information, Class B                                                                 133,100
                  --------------------------------------------------------------------------------------------------
         10,950   (a)BARRA, Inc.                                                                                            305,231
                  --------------------------------------------------------------------------------------------------
          5,300   (a)Caribiner International, Inc.                                                                          224,919
                  --------------------------------------------------------------------------------------------------
          1,400   (a)Daisytek International Corp.                                                                            54,950
                  --------------------------------------------------------------------------------------------------
          6,800   (a)FactSet Research Systems                                                                               171,700
                  --------------------------------------------------------------------------------------------------
         15,200   (a)Newpark Resources, Inc.                                                                                303,050
                  --------------------------------------------------------------------------------------------------
          8,000   (a)Personnel Group of America, Inc.                                                                       292,500
                  --------------------------------------------------------------------------------------------------
         12,000   (a)Prime Hospitality Corp.                                                                                229,500
                  --------------------------------------------------------------------------------------------------
         15,700   (a)ProBusiness Services, Inc.                                                                             331,663
                  --------------------------------------------------------------------------------------------------
         23,300   (a)Seattle Filmworks, Inc.                                                                                230,088
                  --------------------------------------------------------------------------------------------------
         10,100   (a)Snyder Communications, Inc.                                                                            342,769
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,163,795
                  --------------------------------------------------------------------------------------------------   ------------

                                                       FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SMALL COMPANY STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 2.0%
--------------------------------------------------------------------------------------------------------------------
          8,400   ATMI, Inc.                                                                                               $269,850
                  --------------------------------------------------------------------------------------------------
         15,200   (a)Alphanet Solutions, Inc.                                                                               195,700
                  --------------------------------------------------------------------------------------------------
         10,700   (a)Apex mPC Solutions, Inc.                                                                               235,400
                  --------------------------------------------------------------------------------------------------
          7,100   (a)Applied Science & Technology, Inc.                                                                     149,100
                  --------------------------------------------------------------------------------------------------
         12,900   (a)Applied Voice Technology, Inc.                                                                         361,200
                  --------------------------------------------------------------------------------------------------
         10,200   (a)Benchmark Electronics, Inc.                                                                            286,875
                  --------------------------------------------------------------------------------------------------
          9,400   (a)Benchmarq Microelectronics, Inc.                                                                       171,550
                  --------------------------------------------------------------------------------------------------
         11,100   (a)Cybex Computer Products Corp.                                                                          288,600
                  --------------------------------------------------------------------------------------------------
         10,800   (a)Cymer, Inc.                                                                                            207,225
                  --------------------------------------------------------------------------------------------------
         14,800   (a)DSP Group, Inc.                                                                                        484,700
                  --------------------------------------------------------------------------------------------------
          6,900   (a)Ducommun, Inc.                                                                                         223,819
                  --------------------------------------------------------------------------------------------------
          8,000   (a)Eltron International, Inc.                                                                             250,000
                  --------------------------------------------------------------------------------------------------
          5,800   (a)HADCO Corp.                                                                                            359,600
                  --------------------------------------------------------------------------------------------------
          9,900   (a)II-VI, Inc.                                                                                            238,838
                  --------------------------------------------------------------------------------------------------
          9,800   (a)MRV Communications, Inc.                                                                               276,850
                  --------------------------------------------------------------------------------------------------
          7,800   (a)Mastech Corp.                                                                                          228,150
                  --------------------------------------------------------------------------------------------------
          7,000   (a)Qlogic Corp.                                                                                           231,875
                  --------------------------------------------------------------------------------------------------
          7,000   (a)Three-Five Systems, Inc.                                                                               139,563
                  --------------------------------------------------------------------------------------------------
          6,000   (a)Tollgrade Communications, Inc.                                                                         141,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   4,740,645
                  --------------------------------------------------------------------------------------------------   ------------
TRANSPORTATION -- 0.2%
--------------------------------------------------------------------------------------------------------------------
          3,600   Airlines Express International Corp.                                                                      103,275
                  --------------------------------------------------------------------------------------------------
          8,850   Comair Holdings, Inc.                                                                                     195,806
                  --------------------------------------------------------------------------------------------------
          2,200   Expeditors International Washington, Inc.                                                                  85,663
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     384,744
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 0.3%
--------------------------------------------------------------------------------------------------------------------
          4,200   Cincinnati Bell, Inc.                                                                                     123,900
                  --------------------------------------------------------------------------------------------------
          6,700   IXC Communications, Inc.                                                                                  232,406
                  --------------------------------------------------------------------------------------------------
          3,400   MCN Corp.                                                                                                 129,838
                  --------------------------------------------------------------------------------------------------
          3,600   Sonat, Inc.                                                                                               156,825
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     642,969
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL SMALL COMPANY                                                                                    26,718,117
                  --------------------------------------------------------------------------------------------------   ------------

                                                       FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN STOCKS -- 11.1%
--------------------------------------------------------------------------------------------------------------------
ARGENTINA -- 0.1%
--------------------------------------------------------------------------------------------------------------------
          9,700   (a)Banco Rio de la Plata S.A., ADR                                                                       $121,856
                  --------------------------------------------------------------------------------------------------
          8,070   Compania Naviera Perez Companc S.A., Class B                                                               57,641
                  --------------------------------------------------------------------------------------------------
          2,200   Telecom Argentina S.A., ADR                                                                                67,513
                  --------------------------------------------------------------------------------------------------
          1,800   Telefonica De Argentina ADR                                                                                59,513
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     306,523
                  --------------------------------------------------------------------------------------------------   ------------
AUSTRALIA -- 0.5%
--------------------------------------------------------------------------------------------------------------------
         18,000   Australia & New Zealand Banking Group, Melbourne                                                          123,405
                  --------------------------------------------------------------------------------------------------
         61,700   Austrim Ltd                                                                                               137,350
                  --------------------------------------------------------------------------------------------------
         40,000   Coles Myer Limited                                                                                        196,661
                  --------------------------------------------------------------------------------------------------
        792,000   (a)Cue Energy Resources NL                                                                                 73,010
                  --------------------------------------------------------------------------------------------------
         31,000   (a)News Corp., Ltd.                                                                                       165,537
                  --------------------------------------------------------------------------------------------------
         50,000   Oil Search Ltd.                                                                                            98,672
                  --------------------------------------------------------------------------------------------------
         32,000   Woodside Petroleum Ltd.                                                                                   229,416
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,024,051
                  --------------------------------------------------------------------------------------------------   ------------
AUSTRIA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
          2,100   (a)Bank Austria AG, Pfd.                                                                                   85,797
                  --------------------------------------------------------------------------------------------------   ------------
BELGIUM -- 0.1%
--------------------------------------------------------------------------------------------------------------------
             45   UCB (groupe)                                                                                              148,662
                  --------------------------------------------------------------------------------------------------   ------------
BRAZIL -- 0.3%
--------------------------------------------------------------------------------------------------------------------
        324,000   Centrais Eletricas Brasileiras S.A., Preference, Series B                                                 157,721
                  --------------------------------------------------------------------------------------------------
      1,523,000   Companhia Energetica de Minas Gerais, Preference                                                           73,451
                  --------------------------------------------------------------------------------------------------
        750,000   Petroleo Brasileiro S.A., Preference                                                                      164,293
                  --------------------------------------------------------------------------------------------------
      1,766,000   Telecomunicacoes Brasileiras S.A.                                                                         163,975
                  --------------------------------------------------------------------------------------------------
         17,710   Telecomunicacoes de Sao Paulo S.A.                                                                            335
                  --------------------------------------------------------------------------------------------------
        530,137   Telecomunicacoes de Sao Paulo S.A., Preference                                                            139,552
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     699,327
                  --------------------------------------------------------------------------------------------------   ------------
CHILE -- 0.0%
--------------------------------------------------------------------------------------------------------------------
            600   Banco de A. Edwards, ADR                                                                                   10,500
                  --------------------------------------------------------------------------------------------------
            750   (b)Chilectra S.A., ADR                                                                                     18,720
                  --------------------------------------------------------------------------------------------------
            850   Compania Telecomunicacion Chile, ADR                                                                       23,003
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      52,223
                  --------------------------------------------------------------------------------------------------   ------------
CHINA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         42,000   (a)China Telecommunications                                                                                70,088
                  --------------------------------------------------------------------------------------------------   ------------

                                                       FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
COLOMBIA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
          1,400   Banco Ganadero S.A., ADR                                                                                 $ 53,375
                  --------------------------------------------------------------------------------------------------
          1,500   Banco Industrial Colombiano, ADR                                                                           21,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      75,125
                  --------------------------------------------------------------------------------------------------   ------------
DENMARK -- 0.3%
--------------------------------------------------------------------------------------------------------------------
          2,700   BG Bank AS                                                                                                175,377
                  --------------------------------------------------------------------------------------------------
          1,250   (a)Bang & Olufsen Holding B                                                                                73,558
                  --------------------------------------------------------------------------------------------------
          1,450   Novo-Nordisk, Class B                                                                                     177,567
                  --------------------------------------------------------------------------------------------------
          2,900   (a)Sydbank AS                                                                                             155,533
                  --------------------------------------------------------------------------------------------------
          2,100   Unidanmark A                                                                                              148,293
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     730,328
                  --------------------------------------------------------------------------------------------------   ------------
FINLAND -- 0.1%
--------------------------------------------------------------------------------------------------------------------
          8,150   Enso Oy, Class R                                                                                           71,543
                  --------------------------------------------------------------------------------------------------
          4,000   Partek Corp,                                                                                               74,203
                  --------------------------------------------------------------------------------------------------
          7,000   Rauma                                                                                                     120,795
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     266,541
                  --------------------------------------------------------------------------------------------------   ------------
FRANCE -- 1.0%
--------------------------------------------------------------------------------------------------------------------
          2,100   AXA                                                                                                       152,396
                  --------------------------------------------------------------------------------------------------
          1,000   Accor S.A.                                                                                                189,047
                  --------------------------------------------------------------------------------------------------
          1,200   Bertrand Faure                                                                                             81,717
                  --------------------------------------------------------------------------------------------------
            800   (a)CLF-Dexia France                                                                                        83,072
                  --------------------------------------------------------------------------------------------------
            400   Canal Plus                                                                                                 69,588
                  --------------------------------------------------------------------------------------------------
          1,800   Compagnie Financiere de Paribas, Class A                                                                  130,046
                  --------------------------------------------------------------------------------------------------
            710   Compagnie de Saint Gobain                                                                                  96,458
                  --------------------------------------------------------------------------------------------------
          1,050   Elf Aquitaine S.A.                                                                                        121,839
                  --------------------------------------------------------------------------------------------------
          1,039   (a)France Telecommunications                                                                               38,158
                  --------------------------------------------------------------------------------------------------
            660   (a)Generale Geophysique                                                                                    71,553
                  --------------------------------------------------------------------------------------------------
          1,600   Groupe Danon BSN S.A.                                                                                     255,315
                  --------------------------------------------------------------------------------------------------
            225   L'Oreal                                                                                                    86,138
                  --------------------------------------------------------------------------------------------------
          1,500   Pechiney Ord A                                                                                             58,899
                  --------------------------------------------------------------------------------------------------
          2,120   (a)SGS-Thomson Microelectronics N.V.                                                                      149,502
                  --------------------------------------------------------------------------------------------------
          5,248   Schneider S.A.                                                                                            280,922
                  --------------------------------------------------------------------------------------------------
          3,400   Scor S.A.                                                                                                 146,233
                  --------------------------------------------------------------------------------------------------

                                                       FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FRANCE -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          1,100   Synthelabo                                                                                               $139,752
                  --------------------------------------------------------------------------------------------------
          5,200   Thomson-csf                                                                                               150,451
                  --------------------------------------------------------------------------------------------------
          1,600   Total S.A.-B                                                                                              168,042
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,469,128
                  --------------------------------------------------------------------------------------------------   ------------
GERMANY, FEDERAL REPUBLIC OF -- 1.0%
--------------------------------------------------------------------------------------------------------------------
          5,875   Bayer AG                                                                                                  217,443
                  --------------------------------------------------------------------------------------------------
            210   Bayerische Motoren Werke AG                                                                               156,830
                  --------------------------------------------------------------------------------------------------
         10,050   Commerzbank AG, Frankfurt                                                                                 349,342
                  --------------------------------------------------------------------------------------------------
          2,230   Deutsche Bank, AG                                                                                         143,018
                  --------------------------------------------------------------------------------------------------
          6,065   Dresdner Bank AG, Frankfurt                                                                               235,240
                  --------------------------------------------------------------------------------------------------
            550   Mannesmann AG                                                                                             256,053
                  --------------------------------------------------------------------------------------------------
          3,000   Siemens AG                                                                                                176,155
                  --------------------------------------------------------------------------------------------------
            900   (a)Singulus Technologies AG                                                                                39,807
                  --------------------------------------------------------------------------------------------------
         13,000   Skw Trostberg                                                                                             449,305
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,023,193
                  --------------------------------------------------------------------------------------------------   ------------
HONG KONG -- 0.3%
--------------------------------------------------------------------------------------------------------------------
        292,000   (a)Angang New Steel Co. Ltd.                                                                               46,083
                  --------------------------------------------------------------------------------------------------
         26,000   (a)Cheung Kong                                                                                            183,305
                  --------------------------------------------------------------------------------------------------
         35,000   China Resources Enterprises Ltd.                                                                           75,385
                  --------------------------------------------------------------------------------------------------
          3,751   HSBC Holdings PLC                                                                                          90,496
                  --------------------------------------------------------------------------------------------------
         17,000   Hutchison Whampoa                                                                                         113,256
                  --------------------------------------------------------------------------------------------------
         24,000   (a)New World Development Co. Ltd.                                                                          88,949
                  --------------------------------------------------------------------------------------------------
         40,000   Peregrine Investments                                                                                      39,326
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     636,800
                  --------------------------------------------------------------------------------------------------   ------------
INDONESIA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         28,000   PT Indosat                                                                                                 63,523
                  --------------------------------------------------------------------------------------------------   ------------
IRELAND -- 0.1%
--------------------------------------------------------------------------------------------------------------------
          6,000   (a)Elan Corp. PLC, ADR                                                                                    316,500
                  --------------------------------------------------------------------------------------------------   ------------
ITALY -- 0.2%
--------------------------------------------------------------------------------------------------------------------
         17,150   Eni                                                                                                       100,117
                  --------------------------------------------------------------------------------------------------
         16,000   Istituto Bancario San Paolo di Torino                                                                     132,534
                  --------------------------------------------------------------------------------------------------

                                                       FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
ITALY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
         11,000   La Rinascente S.P.A.                                                                                     $ 83,412
                  --------------------------------------------------------------------------------------------------
         25,000   Telecom Italia S.P.A.                                                                                     155,856
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     471,919
                  --------------------------------------------------------------------------------------------------   ------------
JAPAN -- 2.4%
--------------------------------------------------------------------------------------------------------------------
         13,200   Circle K Japan Co. Ltd.                                                                                   662,974
                  --------------------------------------------------------------------------------------------------
         30,000   Fujitsu Ltd.                                                                                              336,141
                  --------------------------------------------------------------------------------------------------
         10,000   Hitachi Maxell                                                                                            224,094
                  --------------------------------------------------------------------------------------------------
          7,000   Ito-Yokado Co., Ltd.                                                                                      315,926
                  --------------------------------------------------------------------------------------------------
          2,900   Mabuchi Motor Co.                                                                                         152,016
                  --------------------------------------------------------------------------------------------------
        125,000   (a)Mazda Motor Corp.                                                                                      349,657
                  --------------------------------------------------------------------------------------------------
         36,000   Minolta Co.                                                                                               207,326
                  --------------------------------------------------------------------------------------------------
         40,000   Mitsubishi Estate Co. Ltd.                                                                                463,859
                  --------------------------------------------------------------------------------------------------
          4,000   Nintendo Corp. Ltd.                                                                                       413,712
                  --------------------------------------------------------------------------------------------------
             34   Nippon Telegraph & Telephone Corp.                                                                        279,726
                  --------------------------------------------------------------------------------------------------
         17,000   Sankyo Co. Ltd.                                                                                           542,135
                  --------------------------------------------------------------------------------------------------
          1,400   Shokoh Fund & Co.                                                                                         398,198
                  --------------------------------------------------------------------------------------------------
          6,000   Sony Corp.                                                                                                512,439
                  --------------------------------------------------------------------------------------------------
         17,000   Sumitomo Bank Ltd., Osaka                                                                                 215,788
                  --------------------------------------------------------------------------------------------------
         60,000   Sumitomo Realty & Dev                                                                                     401,959
                  --------------------------------------------------------------------------------------------------
         48,000   Tokyu Land Corp.                                                                                           95,530
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   5,571,480
                  --------------------------------------------------------------------------------------------------   ------------
MEXICO -- 0.2%
--------------------------------------------------------------------------------------------------------------------
          3,600   Empresas ICA Sociedad Controladora S.A., ADR                                                               55,800
                  --------------------------------------------------------------------------------------------------
          9,000   Fomento Economico Mexicano, S.A. de C.V., Class B                                                          74,183
                  --------------------------------------------------------------------------------------------------
        310,000   (a)(b)Grupo Financiero Bancomer, S.A. de C.V., Class B                                                    179,278
                  --------------------------------------------------------------------------------------------------
          3,400   Telefonos de Mexico, Class L, ADR                                                                         168,300
                  --------------------------------------------------------------------------------------------------
          3,000   (a)Tubos de Acero de Mexico S.A., ADR                                                                      66,375
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     543,936
                  --------------------------------------------------------------------------------------------------   ------------
NETHERLANDS -- 0.4%
--------------------------------------------------------------------------------------------------------------------
          7,313   ABN-Amro Holdings N.V.                                                                                    139,467
                  --------------------------------------------------------------------------------------------------
            900   (a)ASM Lithography Holding N.V., ADR                                                                       56,250
                  --------------------------------------------------------------------------------------------------
            960   Akzo Nobel N.V.                                                                                           168,880
                  --------------------------------------------------------------------------------------------------
          3,228   ING Groep, N.V.                                                                                           131,245
                  --------------------------------------------------------------------------------------------------

                                                       FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
NETHERLANDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          3,500   Koninklijke PTT Nederland N.V.                                                                           $140,542
                  --------------------------------------------------------------------------------------------------
          1,600   Philips Electronics N.V.                                                                                  105,711
                  --------------------------------------------------------------------------------------------------
          6,600   VNU - Verenigde Nederlandse Uitgeversbedrijven Verenigd Bezit                                             158,084
                  --------------------------------------------------------------------------------------------------
            959   Wolters Kluwer N.V.                                                                                       126,963
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,027,142
                  --------------------------------------------------------------------------------------------------   ------------
NEW ZEALAND -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         32,000   Air New Zealand Ltd., Class B                                                                              65,150
                  --------------------------------------------------------------------------------------------------   ------------
NORWAY -- 0.1%
--------------------------------------------------------------------------------------------------------------------
          3,700   Saga Petroleum A.S., Class A                                                                               66,371
                  --------------------------------------------------------------------------------------------------
          4,500   Schibsted                                                                                                  76,341
                  --------------------------------------------------------------------------------------------------
          2,100   Smedvig ASA, Class B                                                                                       53,439
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     196,151
                  --------------------------------------------------------------------------------------------------   ------------
PHILIPPINES -- 0.0%
--------------------------------------------------------------------------------------------------------------------
             50   (a)Filinvest Land, Inc.                                                                                         2
                  --------------------------------------------------------------------------------------------------   ------------
SINGAPORE -- 0.1%
--------------------------------------------------------------------------------------------------------------------
          3,600   (a)Creative Technology Ltd.                                                                                95,850
                  --------------------------------------------------------------------------------------------------
         52,000   Natsteel Broadway Ltd.                                                                                     76,180
                  --------------------------------------------------------------------------------------------------
          3,000   Singapore Press Holdings Ltd., Foreign Shares                                                              41,022
                  --------------------------------------------------------------------------------------------------
         27,000   Wing Tai Holdings, Ltd.                                                                                    34,719
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     247,771
                  --------------------------------------------------------------------------------------------------   ------------
SPAIN -- 0.5%
--------------------------------------------------------------------------------------------------------------------
          6,000   (a)Banco Bilbao Vizcaya S.A.                                                                              181,276
                  --------------------------------------------------------------------------------------------------
          2,200   Banco Popular Espanol                                                                                     140,165
                  --------------------------------------------------------------------------------------------------
          7,600   Endesa S.A.                                                                                               142,968
                  --------------------------------------------------------------------------------------------------
          4,050   Iberdrola S.A.                                                                                             51,742
                  --------------------------------------------------------------------------------------------------
          3,425   Repsol S.A.                                                                                               148,154
                  --------------------------------------------------------------------------------------------------
          1,300   Tabacalera                                                                                                 99,390
                  --------------------------------------------------------------------------------------------------
          5,950   Telefonica de Espana                                                                                      171,585
                  --------------------------------------------------------------------------------------------------
          4,200   Vidrala S.A.                                                                                              179,706
                  --------------------------------------------------------------------------------------------------
          1,100   Zardoya-Otis S.A.                                                                                         127,993
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,242,979
                  --------------------------------------------------------------------------------------------------   ------------

                                                       FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   SHARES OR                                                                                                              IN U.S.
     UNITS                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SWEDEN -- 0.4%
--------------------------------------------------------------------------------------------------------------------
          1,250   Electrolux B                                                                                             $ 98,426
                  --------------------------------------------------------------------------------------------------
         11,300   Munksjo AB                                                                                                106,832
                  --------------------------------------------------------------------------------------------------
         27,000   Skand Enskilda BKN, Class A                                                                               318,202
                  --------------------------------------------------------------------------------------------------
          3,770   Skandia Forsakrings AB                                                                                    198,717
                  --------------------------------------------------------------------------------------------------
          3,800   Trygg-hansa B                                                                                             118,358
                  --------------------------------------------------------------------------------------------------
          5,600   Volvo AB, Class B                                                                                         149,401
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     989,936
                  --------------------------------------------------------------------------------------------------   ------------
SWITZERLAND -- 1.0%
--------------------------------------------------------------------------------------------------------------------
            100   (a)ABB AG                                                                                                 133,048
                  --------------------------------------------------------------------------------------------------
             50   (a)Baloise Holdings-REG Registered                                                                         89,073
                  --------------------------------------------------------------------------------------------------
          1,500   Credit Suisse Group-Registered                                                                            219,351
                  --------------------------------------------------------------------------------------------------
            260   Holderbank Financiere Glaris AG, Class B                                                                  226,666
                  --------------------------------------------------------------------------------------------------
            170   Nestle S.A.                                                                                               250,147
                  --------------------------------------------------------------------------------------------------
            306   Novartis AG-Registered                                                                                    488,896
                  --------------------------------------------------------------------------------------------------
             32   (a)Roche Holding AG                                                                                       286,380
                  --------------------------------------------------------------------------------------------------
            205   UBS-Union Bank of Switzerland                                                                             260,959
                  --------------------------------------------------------------------------------------------------
            327   Zurich Versicherungsgesellschaft                                                                          137,607
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,092,127
                  --------------------------------------------------------------------------------------------------   ------------
UNITED KINGDOM -- 2.0%
--------------------------------------------------------------------------------------------------------------------
         18,100   BBA Group PLC                                                                                             115,093
                  --------------------------------------------------------------------------------------------------
          7,369   Barclays PLC                                                                                              177,722
                  --------------------------------------------------------------------------------------------------
         10,000   Bass PLC                                                                                                  143,557
                  --------------------------------------------------------------------------------------------------
          8,587   Boc Group PLC                                                                                             137,049
                  --------------------------------------------------------------------------------------------------
          6,200   Boots Co. PLC                                                                                              91,099
                  --------------------------------------------------------------------------------------------------
          7,484   British Aerospace PLC                                                                                     204,258
                  --------------------------------------------------------------------------------------------------
         14,756   British Petroleum Co. PLC                                                                                 201,864
                  --------------------------------------------------------------------------------------------------
         10,000   British Sky Broadcasting Group PLC                                                                         74,312
                  --------------------------------------------------------------------------------------------------
         20,065   Cadbury Schweppes PLC                                                                                     208,410
                  --------------------------------------------------------------------------------------------------
         18,100   Compass Group                                                                                             216,124
                  --------------------------------------------------------------------------------------------------
         20,710   EMI Group PLC                                                                                             155,998
                  --------------------------------------------------------------------------------------------------
         14,300   Energy Group PLC                                                                                          153,481
                  --------------------------------------------------------------------------------------------------
          9,355   GKN PLC                                                                                                   203,342
                  --------------------------------------------------------------------------------------------------

                                                       FEDERATED MANAGED GROWTH FUND

  SHARES UNITS                                                                                                            VALUE
  OR PRINCIPAL                                                                                                           IN U.S.
     AMOUNT                                                                                                              DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
         15,000   (a)Gallaher Group PLC                                                                                    $ 81,067
                  --------------------------------------------------------------------------------------------------
         17,450   General Electric Co. PLC                                                                                  113,612
                  --------------------------------------------------------------------------------------------------
         10,886   Glaxo Wellcome PLC                                                                                        239,010
                  --------------------------------------------------------------------------------------------------
         10,652   Granada Group PLC                                                                                         152,377
                  --------------------------------------------------------------------------------------------------
         13,004   Grand Metropolitan PLC                                                                                    118,378
                  --------------------------------------------------------------------------------------------------
         13,500   Marks & Spencer PLC                                                                                       138,853
                  --------------------------------------------------------------------------------------------------
         10,000   National Westminster Bank, PLC, London                                                                    151,663
                  --------------------------------------------------------------------------------------------------
         12,000   Next                                                                                                      149,974
                  --------------------------------------------------------------------------------------------------
          9,980   Pearson                                                                                                   139,056
                  --------------------------------------------------------------------------------------------------
         11,300   PowerGen PLC                                                                                              145,902
                  --------------------------------------------------------------------------------------------------
          7,282   Reckitt & Colman PLC                                                                                      106,137
                  --------------------------------------------------------------------------------------------------
         16,400   Reed International PLC                                                                                    174,636
                  --------------------------------------------------------------------------------------------------
          4,284   Rio Tinto plc                                                                                              51,732
                  --------------------------------------------------------------------------------------------------
          8,000   Royal & Sun Alliance Insurance Group PLC                                                                   72,015
                  --------------------------------------------------------------------------------------------------
         20,000   Shell Transport & Trading Co.                                                                             136,125
                  --------------------------------------------------------------------------------------------------
          9,568   Siebe PLC                                                                                                 174,037
                  --------------------------------------------------------------------------------------------------
         49,000   Smith & Nephew PLC                                                                                        141,513
                  --------------------------------------------------------------------------------------------------
             70   Smithkline Beecham PLC                                                                                        650
                  --------------------------------------------------------------------------------------------------
         19,514   Tomkins PLC                                                                                                99,201
                  --------------------------------------------------------------------------------------------------
         30,000   Vodafone Group PLC                                                                                        200,641
                  --------------------------------------------------------------------------------------------------
          4,350   Zeneca Group                                                                                              138,853
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   4,807,741
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL FOREIGN STOCKS                                                                                   26,224,143
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL STOCKS (IDENTIFIED COST $107,382,653)                                                           124,495,751
                  --------------------------------------------------------------------------------------------------   ------------
BONDS -- 46.5%
--------------------------------------------------------------------------------------------------------------------
TREASURY AND GOVERNMENT SECURITIES -- 25.0%
--------------------------------------------------------------------------------------------------------------------
(C)REPURCHASE AGREEMENT -- 6.8%
--------------------------------------------------------------------------------------------------------------------
    $16,005,000   BT Securities Corporation, 5.73%, dated 11/28/1997, due 12/1/1997 (at amortized cost)                  16,005,000
                  --------------------------------------------------------------------------------------------------   ------------
UNITED STATES TREASURY SECURITIES -- 18.2%
--------------------------------------------------------------------------------------------------------------------
      1,800,000   United States Treasury Bill, 12/18/1997                                                                 1,797,477
                  --------------------------------------------------------------------------------------------------
      7,000,000   United States Treasury Bond, 8.125%, 5/15/2021                                                          8,710,870
                  --------------------------------------------------------------------------------------------------
      8,473,000   United States Treasury Note, 5.75%, 8/15/2003                                                           8,427,415
                  --------------------------------------------------------------------------------------------------
      5,860,000   United States Treasury Note, 6.125%, 8/15/2007                                                          5,976,204
                  --------------------------------------------------------------------------------------------------

                                                       FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   PRINCIPAL                                                                                                              IN U.S.
     AMOUNT                                                                                                               DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TREASURY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
UNITED STATES TREASURY SECURITIES -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
     $5,500,000   United States Treasury Note, 6.25%, 2/15/2003                                                          $5,596,195
                  --------------------------------------------------------------------------------------------------
     12,000,000   United States Treasury Note, 6.50%, 10/15/2006                                                         12,481,680
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                  42,989,841
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL TREASURY AND GOVERNMENT SECURITIES                                                               58,994,841
                  --------------------------------------------------------------------------------------------------   ------------
MORTGAGE-BACKED SECURITIES -- 9.1%
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY -- 9.1%
--------------------------------------------------------------------------------------------------------------------
        614,053   Federal Home Loan Mortgage Corp., 9.50%, 6/1/2021                                                         667,205
                  --------------------------------------------------------------------------------------------------
        311,817   Federal Home Loan Mortgage Corp., 8.00%, 5/1/2006                                                         320,978
                  --------------------------------------------------------------------------------------------------
        488,707   Federal Home Loan Mortgage Corp., 7.00%, 1/1/2027                                                         490,784
                  --------------------------------------------------------------------------------------------------
        310,632   Federal Home Loan Mortgage Corp., 7.50%, 10/1/2025                                                        318,205
                  --------------------------------------------------------------------------------------------------
        946,614   Federal Home Loan Mortgage Corp., 7.00%, 2/1/2026                                                         952,237
                  --------------------------------------------------------------------------------------------------
        915,259   Federal Home Loan Mortgage Corp., 7.50%, 7/1/2026                                                         935,568
                  --------------------------------------------------------------------------------------------------
        435,639   Federal Home Loan Mortgage Corp., 7.50%, 7/1/2026                                                         445,306
                  --------------------------------------------------------------------------------------------------
        565,493   Federal Home Loan Mortgage Corp., 8.00%, 10/1/2010                                                        585,285
                  --------------------------------------------------------------------------------------------------
        791,224   Federal Home Loan Mortgage Corp., 7.00%, 1/1/2011                                                         800,371
                  --------------------------------------------------------------------------------------------------
        143,535   Federal Home Loan Mortgage Corp., 7.00%, 4/1/2009                                                         145,418
                  --------------------------------------------------------------------------------------------------
        429,105   Federal Home Loan Mortgage Corp., 6.50%, 10/1/2010                                                        428,166
                  --------------------------------------------------------------------------------------------------
        612,067   Federal Home Loan Mortgage Corp., 6.50%, 5/1/2011                                                         610,537
                  --------------------------------------------------------------------------------------------------
        966,076   Federal Home Loan Mortgage Corp., 6.00%, 7/1/2011                                                         948,040
                  --------------------------------------------------------------------------------------------------
        300,547   Federal National Mortgage Association, 7.00%, 5/1/2001                                                    303,553
                  --------------------------------------------------------------------------------------------------
        475,487   Federal National Mortgage Association, 8.50%, 3/1/2025                                                    498,072
                  --------------------------------------------------------------------------------------------------
        423,302   Federal National Mortgage Association, 6.00%, 2/1/2003                                                    419,466
                  --------------------------------------------------------------------------------------------------
      1,303,871   Federal National Mortgage Association, 7.00%, 2/1/2024                                                  1,315,280
                  --------------------------------------------------------------------------------------------------
        930,643   Federal National Mortgage Association, 7.50%, 11/1/2010                                                   952,746
                  --------------------------------------------------------------------------------------------------
        122,572   Federal National Mortgage Association, 8.50%, 2/1/2025                                                    128,394
                  --------------------------------------------------------------------------------------------------
        761,002   Federal National Mortgage Association, 7.50%, 7/1/2025                                                    778,840
                  --------------------------------------------------------------------------------------------------
        436,226   Federal National Mortgage Association, 7.00%, 8/1/2025                                                    438,817
                  --------------------------------------------------------------------------------------------------
        469,958   Federal National Mortgage Association, 6.50%, 10/1/2025                                                   462,810
                  --------------------------------------------------------------------------------------------------
      1,113,391   Federal National Mortgage Association, 6.50%, 10/1/2025                                                 1,094,141
                  --------------------------------------------------------------------------------------------------
        914,948   Federal National Mortgage Association, 8.00%, 5/1/2027                                                    947,145
                  --------------------------------------------------------------------------------------------------
        990,000   Government National Mortgage Association, 7.00%, 11/20/2027                                               987,218
                  --------------------------------------------------------------------------------------------------
        897,956   Government National Mortgage Association, 8.50%, 2/15/2022                                                948,467
                  --------------------------------------------------------------------------------------------------

                                                       FEDERATED MANAGED GROWTH FUND


   PRINCIPAL                                                                                                              VALUE
    AMOUNT                                                                                                              IN U.S.
  OR SHARES                                                                                                              DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
       $570,480   Government National Mortgage Association, 7.00%, 1/15/2024                                               $573,869
                  --------------------------------------------------------------------------------------------------
        471,238   Government National Mortgage Association, 6.50%, 1/15/2024                                                466,379
                  --------------------------------------------------------------------------------------------------
        224,441   Government National Mortgage Association, 7.00%, 5/15/2024                                                225,774
                  --------------------------------------------------------------------------------------------------
        242,605   Government National Mortgage Association, 8.00%, 11/15/2024                                               252,006
                  --------------------------------------------------------------------------------------------------
        479,331   Government National Mortgage Association, 7.50%, 3/15/2026                                                489,368
                  --------------------------------------------------------------------------------------------------
        454,085   Government National Mortgage Association, 8.00%, 5/15/2025                                                471,113
                  --------------------------------------------------------------------------------------------------
        419,125   Government National Mortgage Association, 8.00%, 7/15/2025                                                434,582
                  --------------------------------------------------------------------------------------------------
        883,459   Government National Mortgage Association, 7.50%, 2/15/2026                                                905,272
                  --------------------------------------------------------------------------------------------------
        639,460   Government National Mortgage Association, 9.00%, 11/15/2017                                               693,814
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL MORTAGE-BACKED SECURITIES                                                                        21,435,226
                  --------------------------------------------------------------------------------------------------   ------------
HIGH YIELD BONDS -- 3.0%
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   Tracor, Inc., Sr. Sub. Note, 8.50%, 3/1/2007                                                               50,250
                  --------------------------------------------------------------------------------------------------   ------------
AUTOMOBILE -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         75,000   Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004                                                83,625
                  --------------------------------------------------------------------------------------------------
        100,000   Collins & Aikman Products, Sr. Sub. Note, 11.50%, 4/15/2006                                               113,500
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     197,125
                  --------------------------------------------------------------------------------------------------   ------------
BANKING -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        175,000   First Nationwide Escrow, Sr. Sub. Note, 10.625%, 10/1/2003                                                195,563
                  --------------------------------------------------------------------------------------------------   ------------
BROADCAST RADIO & TV -- 0.2%
--------------------------------------------------------------------------------------------------------------------
                  American Radio Systems Corp., 701 PIK Pfd. Shares , 11.375%                                                82,718
                  --------------------------------------------------------------------------------------------------
                  Chancellor Media Corp., 600 PIK Pfd. Shares, Series A, 12.25%                                              84,300
                  --------------------------------------------------------------------------------------------------
        100,000   (b)Fox/Liberty Networks, LLC, Sr. Disc. Note, 9.75%, 8/15/2007                                             62,750
                  --------------------------------------------------------------------------------------------------
                  (b)Sinclair Broadcast Group, Inc., 500 Pfd. Shares, $11.625                                                55,250
                  --------------------------------------------------------------------------------------------------
        100,000   Sinclair Broadcast Group, Inc. Sr. Sub. Note, 10.00%, 9/30/2005                                           106,000
                  --------------------------------------------------------------------------------------------------
        100,000   Sullivan Broadcasting, Sr. Sub. Note, 10.25%, 12/15/2005                                                  107,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     498,018
                  --------------------------------------------------------------------------------------------------   ------------
BUSINESS EQUIPMENT & SERVICES -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         98,000   Knoll, Inc., Sr. Sub. Note, 10.875%, 3/15/2006                                                            109,760
                  --------------------------------------------------------------------------------------------------
         50,000   Outsourcing Solutions Inc., Sr. Sub. Note, 11.00%, 11/1/2006                                               56,000
                  --------------------------------------------------------------------------------------------------
         67,000   United Stationers Supply, Sr. Sub. Note, 12.75%, 5/1/2005                                                  76,548
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     242,308
                  --------------------------------------------------------------------------------------------------   ------------

                                                       FEDERATED MANAGED GROWTH FUND

   PRINCIPAL                                                                                                              VALUE
    AMOUNT                                                                                                               IN U.S.
  OR SHARES                                                                                                              DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 0.4%
--------------------------------------------------------------------------------------------------------------------
       $100,000   Cablevision Systems Corp., Sr. Sub. Note, 9.875%, 5/15/2006                                              $108,750
                  --------------------------------------------------------------------------------------------------
         50,000   Cablevision Systems Corp., Sr. Sub. Note, 9.25%, 11/1/2005                                                 52,875
                  --------------------------------------------------------------------------------------------------
         50,000   Charter Communication Southeast, Sr. Note, 11.25%, 3/15/2006                                               55,750
                  --------------------------------------------------------------------------------------------------
        100,000   Comcast Corp., Sr. Sub. Deb., 9.375%, 5/15/2005                                                           107,750
                  --------------------------------------------------------------------------------------------------
        150,000   (b)Diamond Cable Comm. PLC, Sr. Disc. Note, 0/11.75%, 2/15/2007                                            99,750
                  --------------------------------------------------------------------------------------------------
        100,000   Echostar Satellite Broadcasting Corp. Sr. Disc. Note, 0/13.125%, 3/15/2004                                 83,500
                  --------------------------------------------------------------------------------------------------
         25,000   International Cabletel, Sr. Defd. Cpn. Note, 0/11.50%, 2/1/2006                                            19,188
                  --------------------------------------------------------------------------------------------------
        100,000   International Cabletel, Sr. Disc. Note, 0/12.75%, 4/15/2005                                                82,500
                  --------------------------------------------------------------------------------------------------
                  Pegasus Communications Corp., 50 PIK Pfd. Shares, Series A, 12.75%                                         55,250
                  --------------------------------------------------------------------------------------------------
         50,000   Rogers Cablesystems Inc., Sr. Secd. 2nd Priority Note, 10.00%, 12/1/2007                                   54,750
                  --------------------------------------------------------------------------------------------------
         50,000   Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note, 10.00%, 3/15/2005                                   54,750
                  --------------------------------------------------------------------------------------------------
        200,000   Telewest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007                                                         153,500
                  --------------------------------------------------------------------------------------------------
        100,000   UIH Australia/Pacific, Sr. Disc. Note, 0/14.00%, 5/15/2006                                                 65,500
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     993,813
                  --------------------------------------------------------------------------------------------------   ------------
CHEMICALS & PLASTICS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         75,000   RBX Corp., Sr. Sub. Note, Series B, 11.25%, 10/15/2005                                                     64,500
                  --------------------------------------------------------------------------------------------------
                  (a)Sterling Chemicals Holdings, Inc., 75 Warrants, 8/15/2008                                                2,850
                  --------------------------------------------------------------------------------------------------
         50,000   Uniroyal Technology Corporation, Sr. Secd. Note, 11.75%, 6/1/2003                                          51,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     119,100
                  --------------------------------------------------------------------------------------------------   ------------
CLOTHING & TEXTILES -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   Collins & Aikman Floorcoverings., Sr. Sub. Note, 10.00%, 1/15/2007                                         51,875
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Glenoit Corporation, Sr. Sub. Note, 11.00%, 4/15/2007                                                   54,250
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     106,125
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER PRODUCTS -- 0.2%
--------------------------------------------------------------------------------------------------------------------
         50,000   American Safety Razor Co., Sr. Note, 9.875%, 8/1/2005                                                      52,750
                  --------------------------------------------------------------------------------------------------
        100,000   Hosiery Corp. Of America, Sr. Sub. Note, 13.75%, 8/1/2002                                                 108,500
                  --------------------------------------------------------------------------------------------------
                  (a)Hosiery Corp. of America, 50 Common Shares                                                                 350
                  --------------------------------------------------------------------------------------------------
        100,000   ICON Fitness Corp., Sr. Disc. Note, 0/14.00%, 11/15/2006                                                   58,500
                  --------------------------------------------------------------------------------------------------
        100,000   Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                                           100,750
                  --------------------------------------------------------------------------------------------------
         50,000   Renaissance Cosmetics, Inc., Sr. Note, 11.75%, 2/15/2004                                                   47,250
                  --------------------------------------------------------------------------------------------------
         75,000   Simmons Co., Sr. Sub. Note, 10.75%, 4/15/2006                                                              78,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     446,850
                  --------------------------------------------------------------------------------------------------   ------------

                                                       FEDERATED MANAGED GROWTH FUND

                                                                                                                           VALUE
   PRINCIPAL                                                                                                              IN U.S.
     AMOUNT                                                                                                               DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
CONTAINER & GLASS PRODUCTS -- 0.0%
--------------------------------------------------------------------------------------------------------------------
        $50,000   Plastic Containers, Inc., Sr. Secd. Note, 10.00%, 12/15/2006                                             $ 53,250
                  --------------------------------------------------------------------------------------------------   ------------
ECOLOGICAL SERVICES & EQUIPMENT -- 0.0%
--------------------------------------------------------------------------------------------------------------------
        100,000   Allied Waste N.A., Inc., Company Guarantee, 10.25%, 12/1/2006                                             109,500
                  --------------------------------------------------------------------------------------------------
                  (a)ICF Kaiser International, 120 Warrants, 12/31/1998                                                          45
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     109,545
                  --------------------------------------------------------------------------------------------------   ------------
ELECTRONICS -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   (b)Fairchild Semiconductor, Sr. Sub., 10.125%, 3/15/2007                                                   53,000
                  --------------------------------------------------------------------------------------------------   ------------
FOOD & DRUG RETAILERS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        100,000   Carr Gottstein Foods Co., Sr. Sub. Note, 12.00%, 11/15/2005                                               111,500
                  --------------------------------------------------------------------------------------------------
         75,000   Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                                                           84,563
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     196,063
                  --------------------------------------------------------------------------------------------------   ------------
FOOD PRODUCTS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Aurora Foods, Inc., Sr. Sub. Note, 9.875%, 2/15/2007                                                       52,750
                  --------------------------------------------------------------------------------------------------
         75,000   International Home Foods, Sr. Sub. Note, 10.375%, 11/1/2006                                                82,125
                  --------------------------------------------------------------------------------------------------
        100,000   Van De Kamp's, Inc., Sr. Sub. Note, 12.00%, 9/15/2005                                                     111,500
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     246,375
                  --------------------------------------------------------------------------------------------------   ------------
FOREST PRODUCTS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         75,000   Four M Corp., Sr. Note, 12.00%, 6/1/2006                                                                   80,250
                  --------------------------------------------------------------------------------------------------
         75,000   Stone Container, Sr. Note, 11.50%, 10/1/2004                                                               82,125
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     162,375
                  --------------------------------------------------------------------------------------------------   ------------
HEALTHCARE -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        125,000   Dade International, Inc., Sr. Sub. Note, 11.125%, 5/1/2006                                                139,688
                  --------------------------------------------------------------------------------------------------
        100,000   Tenet Healthcare, Sr. Sub. Note, 10.125%, 3/1/2005                                                        108,625
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     248,313
                  --------------------------------------------------------------------------------------------------   ------------
INDUSTRIAL PRODUCTS & EQUIPMENT -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        100,000   Cabot Safety Corp., Sr. Sub. Note, 12.50%, 7/15/2005                                                      112,500
                  --------------------------------------------------------------------------------------------------
         50,000   Continental Global, Inc., Sr. Note, 11.00%, 4/1/2007                                                       53,750
                  --------------------------------------------------------------------------------------------------
         75,000   Euramax International Plc, Sr. Sub. Note, 11.25%, 10/1/2006                                                81,563
                  --------------------------------------------------------------------------------------------------
         50,000   International Knife & Saw, Sr. Sub. Note, 11.375%, 11/15/2006                                              53,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     301,563
                  --------------------------------------------------------------------------------------------------   ------------
LEISURE & ENTERTAINMENT -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        100,000   AMF Group, Inc., Sr. Sub. Disc. Note, 0/12.25%, 3/15/2006                                                  78,000
                  --------------------------------------------------------------------------------------------------
         50,000   Cobblestone Golf, Sr. Note, 11.50%, 6/1/2003                                                               54,250
                  --------------------------------------------------------------------------------------------------

                                                       FEDERATED MANAGED GROWTH FUND


   PRINCIPAL                                                                                                              VALUE
     AMOUNT                                                                                                               IN U.S.
   OR SHARES                                                                                                              DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
       $100,000   Premier Parks, Sr. Note, 12.00%, 8/15/2003                                                               $111,500
                  --------------------------------------------------------------------------------------------------
         50,000   Six Flags Theme Parks, Sr. Sub. Disc. Note, 0/12.25%, 6/15/2005                                            53,000
                  --------------------------------------------------------------------------------------------------
        100,000   Viacom Inc, Sub. Deb., 8.00%, 7/7/2006                                                                    100,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     396,750
                  --------------------------------------------------------------------------------------------------   ------------
MACHINERY & EQUIPMENT -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        100,000   Alvey Systems, Sr. Sub. Note, 11.375%, 1/31/2003                                                          106,500
                  --------------------------------------------------------------------------------------------------
         50,000   Clark Material Handling , Sr. Note, 10.75%, 11/15/2006                                                     53,000
                  --------------------------------------------------------------------------------------------------
         75,000   Tokheim Corp., Sr. Sub. Note, 11.50%, 8/1/2006                                                             85,125
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     244,625
                  --------------------------------------------------------------------------------------------------   ------------
OIL & GAS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         75,000   Forcenergy Inc., Sr. Sub. Note, 9.50%, 11/1/2006                                                           79,313
                  --------------------------------------------------------------------------------------------------
        100,000   United Meridian Corp., Sr. Sub. Note, 10.375%, 10/15/2005                                                 108,500
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     187,813
                  --------------------------------------------------------------------------------------------------   ------------
PRINTING & PUBLISHING -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        100,000   Garden State Newspapers, Inc., Sr. Sub. Note, 12.00%, 7/1/2004                                            112,500
                  --------------------------------------------------------------------------------------------------
         50,000   Hollinger International, Sr. Sub. Note, 9.25%, 3/15/2007                                                   52,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     164,500
                  --------------------------------------------------------------------------------------------------   ------------
STEEL -- 0.1%
--------------------------------------------------------------------------------------------------------------------
                  (a)(b)Bar Technologies, Inc., 50 Warrants, 4/01/2001                                                        3,000
                  --------------------------------------------------------------------------------------------------
        100,000   GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004                                           110,500
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     113,500
                  --------------------------------------------------------------------------------------------------   ------------
SURFACE TRANSPORTATION -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Ameritruck Distribution, Sr. Sub. Note, 12.25%, 11/15/2005                                                 52,750
                  --------------------------------------------------------------------------------------------------
         75,000   Statia Terminals, 1st Mtg. Note, 11.75%, 11/15/2003                                                        79,500
                  --------------------------------------------------------------------------------------------------
        100,000   Stena AB, Sr. Note, 10.50%, 12/15/2005                                                                    109,375
                  --------------------------------------------------------------------------------------------------
        100,000   Trism, Inc., Sr. Sub. Note, 10.75%, 12/15/2000                                                             99,250
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     340,875
                  --------------------------------------------------------------------------------------------------   ------------
TELECOMMUNICATIONS & CELLULAR -- 0.5%
--------------------------------------------------------------------------------------------------------------------
        100,000   Brooks Fiber Properties, Inc. Sr. Disc. Note, 0/10.875%, 3/1/2006                                          82,750
                  --------------------------------------------------------------------------------------------------
        150,000   Cellular Communication, Sr. Disc. Note, 13.25% accrual, 8/15/2000                                         117,000
                  --------------------------------------------------------------------------------------------------
                  (a)Cellular Communications International, Inc., 150 Warrants, 8/15/2003                                     3,000
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Hermes Europe Railtel B.V, Sr. Note, 11.50%, 8/15/2007                                                  55,000
                  --------------------------------------------------------------------------------------------------

                                                       FEDERATED MANAGED GROWTH FUND


   PRINCIPAL                                                                                                              VALUE
     AMOUNT                                                                                                               IN U.S.
   OR SHARES                                                                                                              DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS & CELLULAR -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
       $100,000   Intermedia Communications, Sr. Disc. Note, 0/11.25%, 7/15/2007                                           $ 69,000
                  --------------------------------------------------------------------------------------------------
        100,000   McLeod, Sr. Disc. Note, 0/11.00%, 3/1/2007                                                                 69,500
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Metronet Communications, Unit, 12.00%, 8/15/2007                                                        56,750
                  --------------------------------------------------------------------------------------------------
        100,000   Millicom International, Sr. Disc. Note, 0/13.50%, 6/1/2006                                                 73,000
                  --------------------------------------------------------------------------------------------------
                  (a)NEXTEL Communications, Inc., Class A, 116 Common Shares                                                  2,929
                  --------------------------------------------------------------------------------------------------
         75,000   NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.75%, 8/15/2004                                            65,063
                  --------------------------------------------------------------------------------------------------
         50,000   Paging Network, Inc., Sr. Sub. Note, 10.00%, 10/15/2008                                                    51,875
                  --------------------------------------------------------------------------------------------------
         59,000   Panamsat Corp., Deb., 12.75%, 4/15/2005                                                                    72,570
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Qwest Communications, Sr. Note, 10.875%, 4/1/2007                                                       55,750
                  --------------------------------------------------------------------------------------------------
         50,000   Sygnet Wireless, Inc., Sr. Note, 11.50%, 10/1/2006                                                         54,250
                  --------------------------------------------------------------------------------------------------
        150,000   Teleport Communications, Sr. Disc. Note, 0/11.125%, 7/1/2007                                              119,438
                  --------------------------------------------------------------------------------------------------
        125,000   Vanguard Cellular Systems, Deb., 9.375%, 4/15/2006                                                        130,938
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,078,813
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        100,000   California Energy Co., Sr. Note, 10.25%, 1/15/2004                                                        108,500
                  --------------------------------------------------------------------------------------------------
                  El Paso Electric Co., 1,212 PIK Pfd. Shares, Series A, 11.40%                                             132,714
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     241,214
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL HIGH YIELD BONDS                                                                                  6,987,726
                  --------------------------------------------------------------------------------------------------   ------------
INVESTMENT GRADE BONDS -- 4.8%
--------------------------------------------------------------------------------------------------------------------
BANKING -- 0.6%
--------------------------------------------------------------------------------------------------------------------
        500,000   Exp-Imp BK Korea, Note, 6.50%, 5/15/2000                                                                  477,421
                  --------------------------------------------------------------------------------------------------
        250,000   National Bank of Canada, Sub. Note, 8.125%, 8/15/2004                                                     270,573
                  --------------------------------------------------------------------------------------------------
        500,000   Santander Finance Issuances, Bank Guarantee, 7.875%, 4/15/2005                                            532,515
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,280,509
                  --------------------------------------------------------------------------------------------------   ------------
BEVERAGE & TOBACCO -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   Philip Morris Cos., Inc., Deb., 6.00%, 7/15/2001                                                           48,941
                  --------------------------------------------------------------------------------------------------   ------------
BROADCAST RADIO & TV -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        500,000   SCI Television, Sr. Secd. Note, 11.00%, 6/30/2005                                                         520,895
                  --------------------------------------------------------------------------------------------------   ------------
CABLE TELEVISION -- 0.3%
--------------------------------------------------------------------------------------------------------------------
        460,000   Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013                                                        546,779
                  --------------------------------------------------------------------------------------------------
        250,000   TKR Cable Inc., 10.50%, 10/30/2007                                                                        278,200
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     824,979
                  --------------------------------------------------------------------------------------------------   ------------

                                                       FEDERATED MANAGED GROWTH FUND


                                                                                                                           VALUE
   PRINCIPAL                                                                                                              IN U.S.
    AMOUNT                                                                                                                DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
CHEMICALS & PLASTICS -- 0.2%
--------------------------------------------------------------------------------------------------------------------
       $500,000   (b)Bayer Corp., Deb., 6.50%, 10/1/2002                                                                   $504,365
                  --------------------------------------------------------------------------------------------------   ------------
EDUCATION -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        500,000   Boston University, 7.625%, 7/15/2097                                                                      539,569
                  --------------------------------------------------------------------------------------------------   ------------
FINANCIAL INTERMEDIARIES -- 0.7%
--------------------------------------------------------------------------------------------------------------------
        450,000   DLJ, Note, 6.875%, 11/1/2005                                                                              453,335
                  --------------------------------------------------------------------------------------------------
        450,000   Green Tree Financial Corp, Sr. Sub. Note, 10.25%, 6/1/2002                                                516,848
                  --------------------------------------------------------------------------------------------------
        300,000   Lehman Brothers, Inc., Sr. Sub. Note, 7.375%, 1/15/2007                                                   308,892
                  --------------------------------------------------------------------------------------------------
        150,000   Salomon, Inc., Note, 7.20%, 2/1/2004                                                                      154,011
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,433,086
                  --------------------------------------------------------------------------------------------------   ------------
FOREST PRODUCTS -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        500,000   Repap Wisconsin, Inc., 2nd Priority Sr. Secd. Note, 9.875%, 5/1/2006                                      545,950
                  --------------------------------------------------------------------------------------------------   ------------
GOVERNMENT AGENCY -- 0.3%
--------------------------------------------------------------------------------------------------------------------
        840,000   TVA 11/15/2029                                                                                            773,413
                  --------------------------------------------------------------------------------------------------   ------------
INSURANCE -- 0.8%
--------------------------------------------------------------------------------------------------------------------
        300,000   American General Corp., S.F. Deb., 9.625%, 2/1/2018                                                       315,798
                  --------------------------------------------------------------------------------------------------
        225,000   Conseco, Inc., Sr. Note, 10.50%, 12/15/2004                                                               270,176
                  --------------------------------------------------------------------------------------------------
        250,000   Sunamerica Inc, Medium Term Note, 7.34%, 8/30/2005                                                        260,775
                  --------------------------------------------------------------------------------------------------
        450,000   Sunamerica, Inc., Sr. Note, 9.00%, 1/15/1999                                                              464,846
                  --------------------------------------------------------------------------------------------------
        250,000   (b)USF&G Cap, 8.312%, 7/1/2046                                                                            267,475
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,579,070
                  --------------------------------------------------------------------------------------------------   ------------
LEISURE & ENTERTAINMENT -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        500,000   Viacom, Inc., Sr. Note, 7.75%, 6/1/2005                                                                   505,660
                  --------------------------------------------------------------------------------------------------   ------------
METALS & MINING -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        275,000   Barrick Gold Corp., Deb., 7.50%, 5/1/2007                                                                 289,944
                  --------------------------------------------------------------------------------------------------
        250,000   Santa Fe Pacific Gold Co, Note, 8.375%, 7/1/2005                                                          273,830
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     563,774
                  --------------------------------------------------------------------------------------------------   ------------
PRINTING & PUBLISHING -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        250,000   News Amer Hldgs, Sr. Note, 7.50%, 3/1/2000                                                                255,578
                  --------------------------------------------------------------------------------------------------   ------------
SERVICES -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        200,000   Loewen Group Int'l, Sr. Note, 8.25%, 4/15/2003                                                            207,618
                  --------------------------------------------------------------------------------------------------   ------------

                                                       FEDERATED MANAGED GROWTH FUND

   PRINCIPAL
    AMOUNT OR
    FOREIGN                                                                                                               VALUE
 CURRENCY PAR                                                                                                            IN U.S.
    AMOUNT                                                                                                               DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SOVEREIGN GOVERNMENT -- 0.5%
--------------------------------------------------------------------------------------------------------------------
       $250,000   (b)Freeport Terminal (Malta), Gtd. Global Note, 7.50%, 3/29/2009                                         $262,433
                  --------------------------------------------------------------------------------------------------
        250,000   Republic of South Africa, Global Bond Deb., 9.625%, 12/15/1999                                            264,375
                  --------------------------------------------------------------------------------------------------
        535,000   Republic of Colombia, Note, 7.25%, 2/15/2003                                                              510,658
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,037,466
                  --------------------------------------------------------------------------------------------------   ------------
SURFACE TRANSPORTATION -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        500,000   Trans Ocean Container Corp., Sr. Sub. Note, 12.25%, 7/1/2004                                              576,375
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 0.0%
--------------------------------------------------------------------------------------------------------------------
        100,000   Cajun Electric Power, 9.52%, 3/15/2019                                                                    105,828
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL INVESTMENT GRADE BONDS                                                                           11,303,076
                  --------------------------------------------------------------------------------------------------   ------------
 FOREIGN BONDS -- 4.6%
--------------------------------------------------------------------------------------------------------------------
AUSTRALIAN DOLLAR -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        405,000   Federal National Mortgage Association, 6.50%, 7/10/2002                                                   282,258
                  --------------------------------------------------------------------------------------------------
        213,000   Queensland Treas Global, Local Government Guarantee, Notes, Deb., 10.50%, 5/15/2003                       174,347
                  --------------------------------------------------------------------------------------------------
        310,000   West Aust T Corp, Local Government Guarantee, 8.00%, 7/15/2003                                            229,903
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     686,508
                  --------------------------------------------------------------------------------------------------   ------------
BELGIAN FRANC -- 0.0%
--------------------------------------------------------------------------------------------------------------------
      2,570,000   Belgian Government, Bond, 6.50%, 3/31/2005                                                                 75,120
                  --------------------------------------------------------------------------------------------------   ------------
CANADIAN DOLLAR -- 0.5%
--------------------------------------------------------------------------------------------------------------------
        569,000   Canada Government, Deb., 6.50%, 6/1/2004                                                                  422,662
                  --------------------------------------------------------------------------------------------------
        400,000   Ontario Hydro, 9.00%, 6/24/2002                                                                           322,252
                  --------------------------------------------------------------------------------------------------
        546,000   Ontario Hydro, Bond, 7.75%, 11/3/2005                                                                     432,292
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,177,206
                  --------------------------------------------------------------------------------------------------   ------------
DANISH KRONE -- 0.1%
--------------------------------------------------------------------------------------------------------------------
      1,200,000   Denmark, 8.00%, 5/15/2003                                                                                 200,298
                  --------------------------------------------------------------------------------------------------  ------------
FRENCH FRANC -- 0.3%
--------------------------------------------------------------------------------------------------------------------
      1,352,000   France O.a.t., Bond, 7.25%, 4/25/2006                                                                     258,569
                  --------------------------------------------------------------------------------------------------
        319,000   France O.a.t., Bond, 7.50%, 4/25/2005                                                                     401,763
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     660,332
                  --------------------------------------------------------------------------------------------------   ------------

                                                       FEDERATED MANAGED GROWTH FUND

    FOREIGN                                                                                                               VALUE
 CURRENCY PAR                                                                                                            IN U.S.
    AMOUNT                                                                                                               DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
DEUTSCHE MARK -- 0.9%
--------------------------------------------------------------------------------------------------------------------
       $727,000   DG-HYPBK 5.75%, 1/22/2007                                                                                $416,783
                  --------------------------------------------------------------------------------------------------
     42,000,000   KFW International Finance, 6.00%, 11/29/1999                                                              364,137
                  --------------------------------------------------------------------------------------------------
        500,000   KFW International Finance, Bank Guarantee, 6.75%, 6/20/2005                                               303,374
                  --------------------------------------------------------------------------------------------------
        800,000   KFW International Finance, 7.00%, 5/12/2000                                                               143,073
                  --------------------------------------------------------------------------------------------------
        400,000   Tennessee Valley Authority - Global Bond, 6.375%, 9/18/2006                                               237,823
                  --------------------------------------------------------------------------------------------------
      1,050,000   Treuhandanstalt, 7.75%, 10/1/2002                                                                         663,224
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,128,414
                  --------------------------------------------------------------------------------------------------   ------------
GREEK DRACHMA -- 0.3%
--------------------------------------------------------------------------------------------------------------------
    181,800,000   Hellenic Republic, FRN, 14.00%, 10/23/2003                                                                624,947
                  --------------------------------------------------------------------------------------------------   ------------
ITALIAN LIRA -- 0.5%
--------------------------------------------------------------------------------------------------------------------
    265,000,000   BTPS, Bond, 10.50%, 11/1/2000                                                                             174,394
                  --------------------------------------------------------------------------------------------------
    425,000,000   BTPS, Deb., 12.00%, 5/18/1999                                                                             267,657
                  --------------------------------------------------------------------------------------------------
  1,225,000,000   Buoni Poliennali Del Tes, 9.50%, 1/1/2005                                                                 860,122
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,302,173
                  --------------------------------------------------------------------------------------------------   ------------
JAPANESE YEN -- 0.0%
--------------------------------------------------------------------------------------------------------------------
     10,000,000   Interamerican Development, Deb., 7.25%, 5/15/2000                                                          90,842
                  --------------------------------------------------------------------------------------------------   ------------
NETHERLANDS GUILDER -- 0.3%
--------------------------------------------------------------------------------------------------------------------
        285,000   Bank Ned Gemeenten, Bond, 6.375%, 1/4/2006                                                                151,083
                  --------------------------------------------------------------------------------------------------
        400,000   Bank Ned Gemeenten, Bond, 7.75%, 12/20/2004                                                               227,444
                  --------------------------------------------------------------------------------------------------
        220,000   Lkb-global Bd, Bank Guarantee, 6.00%, 1/25/2006                                                           127,808
                  --------------------------------------------------------------------------------------------------
        300,000   Netherlands Government, 6.00%, 1/15/2006                                                                  157,148
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     663,483
                  --------------------------------------------------------------------------------------------------   ------------
NEW ZEALAND DOLLAR -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        205,000   New Zealand Government, 8.00%, 2/15/2001                                                                  130,459
                  --------------------------------------------------------------------------------------------------
        270,000   New Zealand Government, Bond, 8.00%, 7/15/1998                                                            167,326
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     297,785
                  --------------------------------------------------------------------------------------------------   ------------
NORWEGIAN KRONE -- 0.3%
--------------------------------------------------------------------------------------------------------------------
      1,429,000   NGB, 9.00%, 1/31/99                                                                                       208,804
                  --------------------------------------------------------------------------------------------------
      1,620,000   Norwegian Government, Bond, 7.00%, 5/31/2001                                                              239,574
                  --------------------------------------------------------------------------------------------------
      1,215,000   Norwegian Government., Foreign Government Guarantee, 5.75%, 11/30/2004                                    172,061
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     620,439
                  --------------------------------------------------------------------------------------------------   ------------
PORTUGAL -- 0.2%
--------------------------------------------------------------------------------------------------------------------
     58,000,000   Portuguese Ot's, Bond, 11.875%, 2/23/2000                                                                 367,505
                  --------------------------------------------------------------------------------------------------   ------------

                                                       FEDERATED MANAGED GROWTH FUND

    FOREIGN                                                                                                               VALUE
 CURRENCY PAR                                                                                                            IN U.S.
    AMOUNT                                                                                                               DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
 BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SPANISH PESETA -- 0.3%
--------------------------------------------------------------------------------------------------------------------
    $40,000,000   Spanish Government, 10.00%, 2/28/2005                                                                    $337,804
                  --------------------------------------------------------------------------------------------------
     30,000,000   Spanish Government, Bond, 8.80%, 4/30/2006                                                                242,267
                  --------------------------------------------------------------------------------------------------
     16,740,000   Spanish Government, Bond, 9.40%, 4/30/1999                                                                119,238
                  --------------------------------------------------------------------------------------------------
     15,030,000   Spanish Government, Deb., 10.10%, 2/28/2001                                                               115,883
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     815,192
                  --------------------------------------------------------------------------------------------------   ------------
SWEDISH KRONA -- 0.1%
--------------------------------------------------------------------------------------------------------------------
      1,000,000   Stadshypotekskas, Foreign Government Guarantee, Series 1551, 7.50%, 3/17/1999                             132,257
                  --------------------------------------------------------------------------------------------------   ------------
UNITED KINGDOM POUND -- 0.5%
--------------------------------------------------------------------------------------------------------------------
        366,000   British Gas PLC, 8.875%, 7/8/2008                                                                         686,619
                  --------------------------------------------------------------------------------------------------
        145,000   U.K. Treasury, Deb., 8.50%, 12/7/2005                                                                     273,742
                  --------------------------------------------------------------------------------------------------
        180,000   U.K. Treasury, Bond, 7.50%, 12/7/2006                                                                     323,477
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,283,838
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL FOREIGN BONDS                                                                                    11,126,339
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL BONDS (IDENTIFIED COST $107,515,372)                                                            109,847,208
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL INVESTMENTS (IDENTIFIED COST $214,898,025) (D)                                                 $234,342,959
                  --------------------------------------------------------------------------------------------------   ------------


  * The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividends and capital gain payments to shareholders and corporate actions while maintaining exposure to the Index and minimize trading costs. The underlying face amount, at value of open index futures contracts is $1,727,400 at November 30, 1997, which represents 0.7% of net assets. Taking into consideration these open index futures contracts, the Fund's effective total exposure to stocks is 53.4%, and increasing the total exposure to small company stocks is 12.0%.

(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1997, these securities amounted to $1,727,711 which represents 0.7% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $215,116,152. The net unrealized appreciation of investments on a federal tax basis amounts to $19,226,807 which is comprised of $23,683,512 appreciation and $4,456,705 depreciation at November 30, 1997.

Certain securities may be classified in multiple categorizations based on purpose of individual purchases.

Note: The categories of investments are shown as a percentage of net assets ($236,264,472) at November 30, 1997.

The following acronyms are used throughout this portfolio:

ADR -- American Depositary Receipt FRN -- Floating Rate Note GTD -- Guaranty LLC -- Limited Liability Corporation PIK -- Payment in Kind PLC -- Public Limited Company PP -- Principal Payment SPA -- Standby Purchase Agreement TRANs -- Tax and Revenue Anticipation Notes

(See Notes which are an integral part of the Financial Statements)




                                       STATEMENT OF ASSETS AND LIABILITIES

                                         FEDERATED MANAGED GROWTH FUND
                                              NOVEMBER 30, 1997

ASSETS:
----------------------------------------------------------------------------------------------
Total investments in securities, at value
(identified cost $214,898,025 and tax cost $215,116,152)                                         $234,342,959
----------------------------------------------------------------------------------------------
Income receivable                                                                                   1,533,045
----------------------------------------------------------------------------------------------
Receivable for investments sold                                                                       522,985
----------------------------------------------------------------------------------------------
Receivable for shares sold                                                                            234,112
----------------------------------------------------------------------------------------------
Deferred organizational costs                                                                          53,077
----------------------------------------------------------------------------------------------
Other assets                                                                                           12,867
----------------------------------------------------------------------------------------------   ------------
Total assets                                                                                      236,699,045
----------------------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------
Payable for investments purchased                                           $    210,169
-------------------------------------------------------------------------
Payable for shares redeemed                                                       69,009
-------------------------------------------------------------------------
Net payable for foreign currency exchange contracts purchased                      1,414
-------------------------------------------------------------------------
Payable to bank                                                                    1,619
-------------------------------------------------------------------------
Payable for taxes withheld                                                         4,790
-------------------------------------------------------------------------
Payable for daily variation margin                                                 1,000
-------------------------------------------------------------------------
Accrued expenses                                                                 146,572
-------------------------------------------------------------------------   ------------
Total liabilities                                                                                     434,573
----------------------------------------------------------------------------------------------   ------------
NET ASSETS for 18,057,133 shares outstanding                                                     $236,264,472
----------------------------------------------------------------------------------------------   ------------
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------
Paid in capital                                                                                  $200,110,742
----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, translation of assets and
liabilities in foreign currency, and futures contracts                                             19,449,151
----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments, foreign currency transactions, and futures
contracts                                                                                          16,371,228
----------------------------------------------------------------------------------------------
Undistributed net investment income                                                                   333,351
----------------------------------------------------------------------------------------------   ------------
Total Net Assets                                                                                 $236,264,472
----------------------------------------------------------------------------------------------   ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
----------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:
----------------------------------------------------------------------------------------------
$163,518,641 [DIVIDED BY] 12,486,120 shares outstanding                                               $13.10
----------------------------------------------------------------------------------------------   -----------
SELECT SHARES:
----------------------------------------------------------------------------------------------
$72,745,831 [DIVIDED BY] 5,571,013 shares outstanding                                                 $13.06
----------------------------------------------------------------------------------------------   -----------


(See Notes which are an integral part of the Financial Statements)






                                           STATEMENT OF OPERATIONS

                                        FEDERATED MANAGED GROWTH FUND
                                         YEAR ENDED NOVEMBER 30, 1997

INVESTMENT INCOME:
-------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $68,871)                                             $1,678,984
-------------------------------------------------------------------------------------------
Interest (net of dollar roll expense of $4,389) (net of foreign taxes withheld of $8,988)         7,420,819
-------------------------------------------------------------------------------------------    ------------
Total income                                                                                      9,099,803
--------------------------------------------------------------------------
EXPENSES:
--------------------------------------------------------------------------
Investment advisory fee                                                          $1,653,493
--------------------------------------------------------------------------
Administrative personnel and services fee                                           166,775
--------------------------------------------------------------------------
Custodian fees                                                                      104,570
--------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                            182,213
--------------------------------------------------------------------------
Directors'/Trustees' fees                                                             6,529
--------------------------------------------------------------------------
Auditing fees                                                                        16,794
--------------------------------------------------------------------------
Legal fees                                                                            3,602
--------------------------------------------------------------------------
Portfolio accounting fees                                                            89,327
--------------------------------------------------------------------------
Distribution services fee -- Select Shares                                          534,330
--------------------------------------------------------------------------
Shareholder services fee -- Institutional Shares                                    373,054
--------------------------------------------------------------------------
Shareholder services fee -- Select Shares                                           178,110
--------------------------------------------------------------------------
Share registration costs                                                             42,380
--------------------------------------------------------------------------
Printing and postage                                                                 51,807
--------------------------------------------------------------------------
Insurance premiums                                                                    3,351
--------------------------------------------------------------------------
Taxes                                                                                 3,004
--------------------------------------------------------------------------
Miscellaneous                                                                        19,880
--------------------------------------------------------------------------     ------------
Total expenses                                                                    3,429,219
--------------------------------------------------------------------------
Waivers --
----------------------------------------------------------
Waiver of investment advisory fee                             $   (129,366)
----------------------------------------------------------
Waiver of distribution services fee -- Select Shares              (178,110)
----------------------------------------------------------
Waiver of shareholder services fee -- Institutional Shares        (298,444)
----------------------------------------------------------    ------------
Total waivers                                                                      (605,920)
--------------------------------------------------------------------------     ------------
Net expenses                                                                                      2,823,299
-------------------------------------------------------------------------------------------    ------------
Net investment income                                                                             6,276,504
-------------------------------------------------------------------------------------------    ------------
Net realized gain on investments, foreign currency transactions, and futures contracts
(net of foreign taxes withheld of $373)                                                          15,812,213
-------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments, translation of assets and
liabilities in foreign currency, and futures contracts                                            5,706,798
-------------------------------------------------------------------------------------------    ------------
Net realized and unrealized gain on investments, foreign currency, and futures contracts         21,519,011
-------------------------------------------------------------------------------------------    ------------
Change in net assets resulting from operations                                                  $27,795,515
-------------------------------------------------------------------------------------------    ------------


(See Notes which are an integral part of the Financial Statements)




                                 STATEMENT OF CHANGES IN NET ASSETS
                                   FEDERATED MANAGED GROWTH FUND

                                                                                     YEAR ENDED NOVEMBER 30,
                                                                               ------------------------------------
                                                                                      1997              1996
                                                                               ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS:
--------------------------------------------------------------------------
OPERATIONS --
--------------------------------------------------------------------------
Net investment income                                                             $6,276,504           $5,251,886
--------------------------------------------------------------------------
Net realized gain on investments , foreign currency transactions, and futures contracts ($16,550,986 and $4,840,279, respectively,
as computed for federal tax purposes)                                             15,812,213            5,108,532
--------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of investments, translation of assets and liabilities in foreign currency, and futures
contracts                                                                          5,706,798            7,820,439
--------------------------------------------------------------------------      ------------         ------------
Change in net assets resulting from operations                                    27,795,515           18,180,857
--------------------------------------------------------------------------      ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS --
--------------------------------------------------------------------------
Distributions from net investment income
--------------------------------------------------------------------------
Institutional Shares                                                              (4,729,122)          (3,611,245)
--------------------------------------------------------------------------
Select Shares                                                                     (1,781,932)          (1,261,400)
--------------------------------------------------------------------------
Distributions from net realized gains on investments, foreign currency transactions, and futures contracts
--------------------------------------------------------------------------
Institutional Shares                                                              (3,327,990)          (1,417,081)
--------------------------------------------------------------------------
Select Shares                                                                     (1,494,754)            (583,800)
--------------------------------------------------------------------------      ------------         ------------
Change in net assets resulting from distributions to shareholders                (11,333,798)          (6,873,526)
--------------------------------------------------------------------------      ------------         ------------
SHARE TRANSACTIONS --
--------------------------------------------------------------------------
Proceeds from sale of shares                                                     104,253,170          111,287,688
--------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                             8,122,432            4,340,056
--------------------------------------------------------------------------
Cost of shares redeemed                                                          (89,036,194)         (26,142,343)
--------------------------------------------------------------------------      ------------         ------------
Change in net assets resulting from share transactions                            23,339,408           89,485,401
--------------------------------------------------------------------------      ------------         ------------
Change in net assets                                                              39,801,125          100,792,732
--------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------
Beginning of period                                                              196,463,347           95,670,615
--------------------------------------------------------------------------      ------------         ------------
End of period (including undistributed net investment income of $333,351 and
$1,177,636, respectively)                                                       $236,264,472         $196,463,347
--------------------------------------------------------------------------      ------------         ------------


(See Notes which are an integral part of the Financial Statements)




                 NOTES TO FINANCIAL STATEMENTS

                 FEDERATED MANAGED GROWTH FUND
                      NOVEMBER 30, 1997

ORGANIZATION

Managed Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Managed Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to seek capital appreciation.

The Fund offers two classes of shares: Institutional Shares and Select Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

With respect to valuation of foreign securities, trading in foreign countries may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

           INCREASE (DECREASE)
------------------------------------------
  ACCUMULATED
  NET REALIZED       UNDISTRIBUTED NET
  GAIN               INVESTMENT INCOME
----------------   ----------------------
  $609,735               ($609,735)

Net investment income, net realized gains/losses, and net assets were not affected by reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FUTURES CONTRACTS

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. For the period ended November 30, 1997, the Fund had realized gains of $71,248 on futures contracts. As of November 30, 1997, the Fund had the following outstanding futures contracts:

  EXPIRATION       CONTRACTS     UNREALIZED
    DATE          TO RECEIVE      POSITION     APPRECIATION
-------------   --------------   ----------    ------------
December 1997   8 Russell 2000      Long          $8,190

FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The fund enters into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Risks may arise upon entering these transactions from the potential inability of counter-parts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At November 30, 1997, the Fund had outstanding foreign currency commitments as set forth below:

                                                            IN                           UNREALIZED
  CONTRACTS         SETTLEMENT        CONTRACTS TO       EXCHANGE        CONTRACTS      APPRECIATION
    SOLD               DATE          DELIVER/RECEIVE        FOR           AT VALUE     (DEPRECIATION)
-------------   -----------------    ---------------    ------------    ------------   --------------
Belgian Franc   December  1, 1997      1,775,310          $49,924          $48,793        $(1,131)
French Franc    December 31, 1997       132,647            22,769           22,469          $(283)
                                                                                          -------
Total                                                                                     $(1,414)
                                                                                          -------

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1997 is as follows:

                                                         ACQUISITION          ACQUISITION
SECURITY                                                     DATE                 COST
-----------------------------------------------     ---------------------  ------------------
Chilectra S.A., ADR                                       2/28/1996              $16,284
Grupo Financiero Bancomer, S.A. de C.V., Class B    11/6/1995 - 1/29/1996         33,772
Fox/Liberty Networks, LLC                           8/15/1997 - 9/5/1997          63,768
Sinclair Broadcast Group, Inc.                             4/2/1996               99,500
Diamond Cable Comm. PLC                             2/21/1997 - 3/12/1997         96,763
Glenoit Corporation                                       3/26//1997              49,905
Fairchild Semiconductor                                   3/6/1997                50,000
Bar Technologies, Inc.                                    8/28/1996                2,794
Hermes Europe Reiltel                                     8/14/1997               51,094
Metronet Communications                                   7/18/1997               50,000
Qwest Communications                                      3/25/1997               50,000
Bayer Corp.                                         5/21/1996 - 7/1/1997         493,905
USF&G Cap                                                 7/3/1997               250,000
Freeport Terminal (Malta)                                 5/12/1995              247,740


DOLLAR ROLL TRANSACTIONS

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Transactions in shares were as follows:


                                                                           YEAR ENDED NOVEMBER 30,
                                                    ------------------------------------------------------------
                                                               1997                                1996
                                                    ---------------------------      ---------------------------
INSTITUTIONAL SHARES                                   SHARES         AMOUNT            SHARES         AMOUNT
------------------------------------------------    -----------    ------------      -----------    ------------
Shares sold                                           5,853,857    $ 72,401,751       6,436,864      $74,361,820
------------------------------------------------
Shares issued to shareholders
in payment of distributions declared                    420,257       5,082,597         233,538        2,669,402
------------------------------------------------
Shares redeemed                                     $(4,927,672)   $(60,980,593)    $(1,460,401)    $(16,943,185)
------------------------------------------------    -----------    ------------     -----------     ------------
Net change resulting from
Institutional Share transactions                      1,346,442     $16,503,755       5,210,001      $60,088,037
------------------------------------------------    -----------    ------------     -----------     ------------



                                                                           YEAR ENDED NOVEMBER 30,
                                                    ------------------------------------------------------------
                                                               1997                                1996
                                                    ---------------------------      ---------------------------
SELECT SHARES                                           SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------    -----------    ------------      -----------    ------------
Shares sold                                           2,599,873    $ 31,851,419       3,200,775      $36,925,868
------------------------------------------------
Shares issued to shareholders
in payment of distributions declared                    252,195       3,039,835         146,513        1,670,654
------------------------------------------------
Shares redeemed                                     $(2,215,315)   $(28,055,601)      $(792,466)     $(9,199,158)
------------------------------------------------    -----------    ------------     -----------     ------------
Net change resulting from
Select Share transactions                               636,753      $6,835,653       2,554,822      $29,397,364
------------------------------------------------    -----------    ------------     -----------     ------------
Net change resulting from
share transactions                                    1,983,195     $23,339,408       7,764,823      $89,485,401
------------------------------------------------    -----------    ------------     -----------     ------------



INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Under the terms of a sub-advisory agreement between the Adviser and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser, receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Select Shares. The Plan provides that the Fund may incur distribution expenses of up to 0.75% of Select Shares average net assets, annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $88,474 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five year period following the Fund's effective date. For the year ended November 30, 1997, the Fund expensed $22,899 of organizational expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1997, were as follows:

PURCHASES                                         $291,184,068
------------------------------------------------  ------------
SALES                                             $278,559,873
------------------------------------------------  ------------

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1997, the diversification of industries was as follows:


                                              PERCENTAGE OF                                                       PERCENTAGE OF
INDUSTRY                                        NET ASSETS        INDUSTRY                                         NET ASSETS
------------------------------------------    ---------------     ------------------------------------------     ---------------
Aerospace & Military Technology                     0.2           Health Care                                           5.0
Agency                                              0.8           Industrial Components                                 0.1
Appliances & Household Products                     0.1           Industrial Products & Equipment                       0.1
Automotive                                          0.4           Insurance                                             1.0
Banking                                             2.2           Leisure & Entertainment                               0.4
Basic Industry                                      2.0           Leisure & Tourism                                     0.2
Beverage & Tobacco                                  0.2           Machinery & Engineering                               0.4
Broadcast Radio & T.V.                              0.4           Machinery & Equipment                                 0.1
Broadcasting & Publishing                           0.4           Merchandising                                         0.3
Building Materials & Components                     0.1           Metals & Mining                                       0.1
Business Equipment & Services                       0.1           Metals -- Steel                                       0.1
Cable Television                                    0.8           Miscellaneous Materials & Commodities                 0.4
Chemicals                                           0.4           Multi-Industry                                        0.2
Chemicals & Plastics                                0.2           Oil & Gas                                             0.1
Consumer Durables                                   1.6           Printing & Publishing                                 0.2
Consumer Non-Durables                               3.0           Producer Manufacturing                                3.1
Consumer Products                                   0.2           Real Estate                                           0.6
Data Processing & Reproduction                      0.1           Recreation, Other Consumer Goods                      0.3
Ecological Services & Equipment                     0.1           Retail Trade                                          3.0
Education                                           0.2           Services                                              3.6
Electrical & Electronics                            0.5           Soverign                                              2.5
Electronics Components, Instruments                 0.4           Soverign Government                                   0.9
Energy Equipment & Services                         0.1           State & Provincial                                    0.1
Energy Minerals                                     3.7           Surface Transportation                                0.4
Energy Sources                                      0.6           Technology                                            6.3
Finance                                             6.9           Telecommunications                                    0.7
Financial Intermediaries                            0.9           Telecommunications & Cellular                         0.5
Financial Services                                  0.4           Textiles & Apparel                                    0.1
Food & Drug Retailers                               0.1           Transportation                                        0.8
Food & Household Products                           0.6           Treasury Securities                                  18.2
Forest Products & Paper                             0.4           Utilities                                             3.5
Government Agency                                   9.4           Utilities -- Electrical & Gas                         0.3
Health & Personal Care                              1.2





             REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of MANAGED SERIES TRUST (Federated Managed Growth Fund):

We have audited the accompanying statement of assets and liabilities of Federated Managed Growth Fund (an investment portfolio of Managed Series Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of November 30, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights (see pages 2 and 20 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procuedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Managed Growth Fund, an investment portfolio of Managed Series Trust, as of November 30, 1997, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods presented in conformity with generally accepted accounting principles.

                                        ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
January 21, 1998




                        APPENDIX

STANDARD AND POOR'S RATINGS GROUP LONG-TERM DEBT RATINGS

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B -- Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC -- Debt rated CCC has currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C -- The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA -- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC., LONG-TERM DEBT RATINGS

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C -- Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR -- NR indicates that Fitch does not rate the specific issue.

PLUS (+) OR MINUS (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.




 [LOGO OMITTED] FEDERATED INVESTORS

FEDERATED MANAGED GROWTH FUND

Select Shares


PROSPECTUS
JANUARY 31, 1998


A Diversified Portfolio of Managed Series Trust, an Open-End
Management Investment Company

FEDERATED MANAGED
GROWTH FUND
SELECT SHARES
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower
Pittsburgh, PA 15222-3779

SUB-ADVISER
Federated Global
Research Corp.
175 Water Street
New York, NY 10038-4965

CUSTODIAN
State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT
PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222


Federated Securities Corp., Distributor

1-800-341-7400

www.federatedinvestors

Cusip 56166K602
3122011A-SEL (1/98)

[RECYCLE LOGO]
RECYCLED PAPER


FEDERATED MANAGED AGGRESSIVE GROWTH FUND

(A Portfolio of Managed Series Trust)
Institutional Shares

PROSPECTUS

The Institutional Shares of Federated Managed Aggressive Growth Fund (the "Fund") offered by this prospectus represent interests in the Fund, which is a diversified investment portfolio of Managed Series Trust (the "Trust"). The Trust is an open-end management investment company (a mutual fund).

The investment objective of the Fund is to seek capital appreciation. The Fund invests in both bonds and stocks. Institutional Shares are sold at net asset value.

THE INSTITUTIONAL SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE INSTITUTIONAL SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Institutional Shares of the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information for Institutional Shares and Select Shares of all portfolios of the Trust dated January 31, 1998, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund are maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated January 31, 1998



TABLE OF CONTENTS

Summary of Fund Expenses                                         1

Financial Highlights -- Institutional Shares                     2

General Information                                              3

Investment Information                                           3
Investment Objective                                             3
Investment Policies                                              3
Acceptable Investments                                           6
Investment Limitations                                          11

Trust Information                                               11
Management of the Trust                                         11
Distribution of Institutional Shares                            14
Administration of the Fund                                      14
Brokerage Transactions                                          15

Net Asset Value                                                 15

Investing in Institutional Shares                               15
Share Purchases                                                 15
Minimum Investment Required                                     16
What Shares Cost                                                16
Systematic Investment Program                                   16
Confirmations and Account Statements                            16
Dividends                                                       16
Capital Gains                                                   16

Redeeming Institutional Shares                                  17
Through a Financial Institution                                 17
Telephone Redemption                                            17
Written Requests                                                17
Systematic Withdrawal Program                                   17
Accounts with Low Balances                                      18

Shareholder Information                                         18
Voting Rights                                                   18

Tax Information                                                 18
Federal Income Tax                                              18
State and Local Taxes                                           18

Performance Information                                         18

Other Classes of Shares                                         19

Financial Highlights -- Select Shares                           20

Financial Statements                                            21

Report of Independent Public Accountants                        59

Appendix                                                        60



                                          SUMMARY OF FUND EXPENSES

                                             INSTITUTIONAL SHARES
                                        SHAREHOLDER TRANSACTION EXPENSES


        Maximum Sales Charge Imposed on Purchases (as a percentage of offering price) None Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price) None Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable)
None Redemption Fee (as a percentage of amount redeemed, if applicable) None
Exchange Fee None

                                         ANNUAL OPERATING EXPENSES
                                   (As a percentage of average net assets)

Management Fee (after waiver)(1)                                                                            0.43%
12b-1 Fee                                                                                                    None
Total Other Expenses                                                                                        0.62%
Shareholder Services Fee (after waiver)(2)                                                                  0.05%
Total Operating Expenses(3)                                                                                 1.05%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholders services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 1.57% absent the voluntary waivers of portions of the management fee and the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see Investing in Institutional Shares and "Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.


EXAMPLE
--------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment assuming (1) 5%
annual return and (2) redemption at the end of each time period.

1 Year                                                                 $ 11

3 Years                                                                $ 33

5 Years                                                                $ 58

10 Years                                                               $128

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST
OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN
THOSE SHOWN.








                  FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 59.
                                                                    YEAR ENDED NOVEMBER 30,
                                                     ---------------------------------------------------
                                                       1997           1996           1995        1994(A)
                                                     ------         ------         ------       --------
NET ASSET VALUE, BEGINNING OF PERIOD                 $12.52         $11.59          $9.82         $10.00
---------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------
Net investment income                                  0.30           0.33           0.35           0.17
---------------------------------------------
Net realized and unrealized
gain (loss) on investments and
foreign currency                                       1.43           1.24           1.77          (0.25)
---------------------------------------------        ------         ------         ------         ------
Total from investment operations                       1.73           1.57           2.12          (0.08)
---------------------------------------------        ------         ------         ------         ------
LESS DISTRIBUTIONS
---------------------------------------------
Distributions from net investment income              (0.31)         (0.38)         (0.33)         (0.10)
---------------------------------------------
Distributions from net realized
gain on investments and
foreign currency transactions                         (0.36)         (0.26)         (0.02)            --
---------------------------------------------        ------         ------         ------         ------
Total distributions                                   (0.67)         (0.64)         (0.35)         (0.10)
---------------------------------------------        ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                       $13.58         $12.52         $11.59         $ 9.82
---------------------------------------------        ------         ------         ------         ------
TOTAL RETURN(B)                                       14.40%         14.13%         21.96%         (0.87%)
---------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------
Expenses                                               1.05%          1.05%          1.00%          0.89%*
---------------------------------------------
Net investment income                                  2.27%          2.96%          3.42%          3.42%*
---------------------------------------------
Expense waiver/reimbursement(c)                        0.52%          0.88%          1.71%          1.72%*(d)
---------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------
Net assets, end of period (000 omitted)             $76,271        $49,715        $25,611        $15,696
---------------------------------------------
Average commission rate paid(e)                     $0.0069        $0.0037             --             --
---------------------------------------------
Portfolio turnover                                      115%            86%           139%            77%
---------------------------------------------

  * Computed on an annualized basis.

(a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from January 27, 1994, the Fund had no investment activity.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) The adviser waived $6,858 of the investment advisory fee, which represents 0.11% of average net assets, to comply with certain state expense limitations. The remainder of the waiver/reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997,
WHICH CAN BE OBTAINED FREE OF CHARGE.

(See Notes which are an integral part of the Financial Statements)



GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interest in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") has established two classes of shares of the Fund, known as Institutional Shares and Select Shares. This prospectus relates only to Institutional Shares.

Institutional Shares ("Shares") of the Fund are designed to give institutions, individuals, and financial institutions acting in a fiduciary or agency capacity a convenient means of accumulating an interest in a professionally managed, diversified investment portfolio. A minimum initial investment of $25,000 over a 90-day period is required.

Shares are currently sold and redeemed at net asset value without a sales charge imposed by the Fund.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek capital appreciation. There can be, of course, no assurance that the Fund will achieve its investment objective. The Fund's investment objective cannot be changed without the approval of shareholders. Unless otherwise noted, the Fund's investment policies may be changed by the Trustees without shareholder approval.

INVESTMENT POLICIES

ASSET ALLOCATION

The Fund will primarily invest in two types of assets: equities and bonds. The Fund's investment approach is based on the conviction that, over time, the choice of investment asset categories and their relative long-term weightings within the portfolio will have the primary impact on its investment performance. Of secondary importance to the Fund's performance are the shifting of money among asset categories and the selection of securities within asset categories. Therefore, the Fund will pursue its investment objective in the following manner: (1) by setting long-term ranges for each asset category; (2) by moving money among asset categories within those defined ranges; and (3) by actively selecting securities within each of the asset categories. The Fund attempts to minimize risk by allocating its assets in such a fashion.

Within each of these types of investments, the Fund has designated asset categories. As a matter of investment policy, ranges have been set for each asset category's portfolio commitment.

The Fund will invest between 70 and 90% of its assets in equities. The equities asset categories are large company stocks, small company stocks, and foreign stocks.

The Fund will invest between 10 and 30% of its assets in bonds. The Fund's adviser believes that bonds offer opportunities for growth of capital or otherwise may be desirable under prevailing market or economic conditions. The bond asset categories are U.S. Treasury securities, mortgage-backed securities, investment-grade corporate bonds, high yield corporate bonds and foreign bonds.

The following is a summary of the asset categories and the amount of the Fund's total assets which may be invested in each asset category:

ASSET CATEGORY                             RANGE
-----------------------------------     ----------
EQUITIES                                   70-90%
Large Company Stocks                       40-60%
Small Company Stocks                       10-20%
Foreign Stocks                             10-20%

BONDS                                      10-30%
U.S. Treasury Securities                    0-20%
Mortgage-Backed Securities                  0-10%
Investment-Grade Corporate Bonds            0-10%
High Yield Corporate Bonds                  0-10%
Foreign Bonds                               0-10%

The Fund's adviser will regularly review the Fund's allocation among the asset categories and make any changes, within the ranges established for each asset category, that it believes will provide the most favorable outlook for achieving the Fund's investment objective. The Fund's adviser will attempt to exploit inefficiencies among the various asset categories. If, for example, foreign stocks are judged to be unusually attractive relative to other asset categories, the allocation for foreign stocks may be moved to its upper limit. At other times, when foreign stocks appear to be overvalued, the commitment may be moved down to a lesser allocation. There is no assurance, however, that the adviser's attempts to pursue this strategy will result in a benefit to the Fund.

Each asset category within the Fund will be a managed portfolio. The Fund will seek superior investment performance through security selection in addition to determining the percentage of its assets to allocate to each of the asset categories.

EQUITY ASSET CATEGORIES

The portion of the Fund's assets which is invested in equities will be allocated among the following asset categories within the ranges specified:

LARGE COMPANY STOCKS

Large company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of high-quality companies selected by the Fund's adviser. Ordinarily, these companies will be in the top 25% of their industries with regard to revenues and have a market capitalization of $500,000,000 or more. However, other factors, such as a company's product position, market share, current earnings and/or dividend and earnings growth prospects, will be considered by the Fund's adviser and may outweigh revenues. The Fund may invest up to 60% of its total assets in large company stocks.

SMALL COMPANY STOCKS

Small company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of companies with a market capitalization (market price number of shares outstanding) below the top 1,000 stocks that comprise the large and mid-range capitalization sector of the United States equity market. These stocks are comparable to, but not limited to, the stocks comprising the Russell 2000 Index, an index of small capitalization stocks. The Fund may invest up to 20% of its total assets in small company stocks.

INVESTMENT RISKS

Stocks in the small capitalization sector of the United States equity market have historically been more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor's Ratings Group 500 Index. This is because, among other things, small companies have less certain growth prospects than larger companies; have a lower degree of liquidity in the equity market; and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, the stocks of small companies may, to some degree, fluctuate independently of the stocks of large companies; that is, small company stocks may decline in price as large company stocks rise in price or vice versa.

FOREIGN STOCKS

The Fund invests in non-U.S. equity securities. A substantial portion of these will be equity securities of established companies in economically developed countries. These securities may be either dollar-denominated or denominated in foreign currencies. American Depository Receipts ("ADRs"), including dollar denominated ADRs which are issued by domestic banks and traded in the United States on exchanges or over-the-counter, are treated as foreign stocks for purposes of the asset category ranges. The Fund may invest up to 20% of its total assets in foreign stocks.

BOND ASSET CATEGORIES

The portion of the Fund's assets which is invested in bonds ("Bond Assets") will be allocated among the following asset categories within the ranges specified. The prices of fixed income securities fluctuate inversely to the direction of interest rates. Generally, the Fund will invest in Bond Assets which are believed to offer opportunities for growth of capital when the adviser believes interest rates will decline and, therefore, the value of the debt securities will increase, or the market value of bonds will increase due to factors affecting certain types of bonds or particular issuers, such as improvement in credit quality due to company fundamentals or economic conditions or assumptions on changes in trends in prepayment rates with respect to mortgage-backed securities. The average duration of the Fund's Bond Assets will be not less than four nor more than six years. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. The Fund should be expected to maintain a higher average duration during periods of lower expected market volatility, and a lower average duration during periods of higher expected market volatility.

U.S. TREASURY SECURITIES

U.S. Treasury securities are direct obligations of the U.S.
Treasury, such as U.S. Treasury bills, notes, and bonds. The Fund may invest up to 20% of its total assets in U.S. Treasury securities. The Fund may invest in other U.S. government securities if, in the judgment of the adviser, other U.S. government securities are more attractive than U.S. Treasury securities.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities represent an undivided interest in a pool of residential mortgages or may be collateralized by a pool of residential mortgages. Mortgage-backed securities are generally either issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or other U.S. government agencies or instrumentalities. Mortgage-backed securities may also be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. The Fund may invest up to 10% of its total assets in mortgage-backed securities.

INVESTMENT-GRADE CORPORATE BONDS

Investment-grade corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BBB or higher by a nationally recognized statistical rating organization ("NRSRO"). The Fund may invest up to 10% of its total assets in investment-grade corporate bonds. In certain cases, the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the investment-grade bonds described above. Yankee bonds, which are U.S. dollar-denominated bonds issued and traded in the United States by foreign issuers, are treated as investment-grade corporate bonds for purposes of the asset category ranges.

HIGH YIELD CORPORATE BONDS


High yield corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BB or lower by NRSROs (commonly known as junk bonds). The Fund may invest up to 10% of its total assets in high yield corporate bonds. There is no minimal acceptable rating for a security to be purchased or held in the Fund's portfolio, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category. (See Appendix.) In certain cases the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the high yield bonds described above. The Fund may invest in the High Yield Bond Portfolio, a portfolio of Federated Core Trust, as an efficient means of investing in high-yield debt obligations. Federated Core Trust is a registered investment company advised by Federated Research Corp., an affiliate of the Fund's adviser. The High Yield Bond Portfolio's investment objective is to seek high current income and its primary investment policy is to invest in lower-rated, high-yield debt securities. The High Yield Bond Portfolio currently does not charge an advisory fee and is sold without any sales charge. The High Yield Bond Portfolio may incur expenses for administrative and accounting services. The Fund's adviser anticipates that the High Yield Bond Portfolio will provide the Fund broad diversity and exposure to all aspects of the high-yield bond sector of the market while at the same time providing greater liquidity than if high-yield debt obligations were purchased separately for the Fund. The Fund will be deemed to own a pro rata portion of each investment of the High Yield Bond Portfolio.


INVESTMENT RISKS

Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities. Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

FOREIGN BONDS

Foreign bonds are high-quality debt securities of countries other than the United States. The Fund's portfolio of foreign bonds will be comprised mainly of foreign government, foreign governmental agency or supranational institution bonds. The Fund will also invest in high-quality debt securities issued by established corporations located primarily in economically developed countries other than the United States and subject to the Fund's credit limitations for foreign bonds. The Fund may invest up to 10% of its total assets in foreign bonds.

ACCEPTABLE INVESTMENTS

EQUITY SECURITIES

Common stocks represent ownership interest in a corporation. Unlike bonds, which are debt securities, common stocks have neither fixed maturity dates nor fixed schedules of promised payments. Foreign stocks are equity securities of foreign issuers.

FOREIGN SECURITIES

The foreign bonds in which the Fund invests are rated within the four highest ratings for bonds by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or
Baa) or by Standard & Poor's Ratings Group ("Standard & Poor's") (AAA, AA, A or
BBB) or are unrated if determined to be of equivalent quality by the Fund's adviser.

INVESTMENT RISKS

Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities apply to securities issued by foreign corporations and sovereign governments. These risks relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments. It may also be more difficult to enforce contractual obligations or obtain court judgments abroad than would be the case in the United States because of differences in the legal systems. If the issuer of the debt or the governmental authorities that control the repayment of the debt would be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, the Fund may have limited legal recourse in the event of default. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issuers; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

CONVERTIBLE SECURITIES


Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security holder, such as DECS -- (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS (Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS (Preferred Equity Redemption Cumulative Stock (an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES (Preferred Redeemable Increased Dividend Securities (which are essentially the same as DECS; the difference is little more than who initially underwrites the issue). The adviser may treat convertible securities as large company stocks, small company stocks, or high yield corporate bonds for purposes of the asset category ranges, depending upon current market conditions, including the relationship of the then-current price to the conversion price. The convertible securities in which the Fund invests may be rated "high yield" or of comparable quality at the time of purchase. Please see "High Yield Corporate Bonds."


U.S. TREASURY AND OTHER U.S. GOVERNMENT SECURITIES

The U.S. Treasury and other U.S. government securities in which the Fund invests are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Fund may invest are limited to:

* direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

* notes, bonds, and discount notes issued or guaranteed by U.S.
  government agencies and instrumentalities supported by the full faith and credit of the United States;

* notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

* notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

The Fund may also purchase U.S. Treasury securities and the U.S.
government securities noted above pursuant to repurchase agreements.

MORTGAGE-BACKED SECURITIES

Mortgaged-backed securities are securities collateralized by residential mortgages. The mortgage-backed securities in which the Fund may invest may be:

* issued by an agency of the U.S. government, typically GNMA, FNMA or FHLMC;

* privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

* privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S.
  government securities; and

* other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

CMOs are bonds issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. Most of the CMOs in which the Fund would invest use the same basic structure:

* Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date; the final class (or Z bond) typically receives the residual income from the underlying investments after payments are made to the other classes.

* The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

* The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest maturity security (or B bond). This process continues until all of the classes have been paid off.

Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. The interest portion of these payments is distributed by the Fund as income and the capital portion is reinvested.

The Fund will invest only in CMOs which are rated AAA or Aaa by an NRSRO.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")

REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations or a segregated pool of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates, and a single class of residual interests. To qualify as a REMIC, substantially all of the assets of the entity must be in assets directly or indirectly secured principally by real property.

CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying mortgages. Distributions to holders of mortgage-backed securities include both interest and principal payments. Principal payments represent the amortization of the principal of the underlying mortgages and any prepayments of principal due to prepayment, refinancing, or foreclosure of the underlying mortgages. Although maturities of the underlying mortgage loans may range up to 30 years, amortization and prepayments substantially shorten the effective maturities of mortgage-backed securities. Due to these features, mortgage-backed securities are less effective as a means of "locking in" attractive long-term interest rates than fixed-income securities which pay only a stated amount of interest until maturity, when the entire principal amount is returned. This is caused by the need to reinvest at lower interest rates both distributions of principal generally and significant prepayments which become more likely as mortgage interest rates decline. Since comparatively high interest rates cannot be effectively "locked in," mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other non-callable, fixed-income government securities of comparable stated maturities. However, mortgage-backed securities may experience less pronounced declines in value during periods of rising interest rates.

In addition, some of the CMOs purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs and a reduction in the amount of payments made to holders of interest-only SMBSs. It is possible that the Fund might not recover its original investment in interest-only SMBSs if there are substantial prepayments on the underlying mortgages. Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed-income securities. The Fund's adviser intends to use this characteristic of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue the Fund's investment objective.

CORPORATE BONDS

The investment-grade corporate bonds in which the Fund invests are:

* rated within the four highest ratings for corporate bonds by Moody's (Aaa, Aa, A, or Baa), Standard & Poor's (AAA, AA, A, or
  BBB), or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, or
  BBB);

* unrated if other long-term debt securities of that issuer are rated, at the time of purchase, Baa or better by Moody's or BBB or better by Standard & Poor's or Fitch; or

* unrated if determined to be of equivalent quality to one of the foregoing rating categories by the Fund's adviser.

Securities which are rated BBB by Standard & Poor's or Fitch or Baa by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.

The high yield corporate bonds in which the Fund invests are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or Fitch (commonly known as junk bonds). A description of the rating categories is contained in the Appendix to this prospectus.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities including over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

FOREIGN CURRENCY TRANSACTIONS

The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

CURRENCY RISKS

To the extent that debt securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.

Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated and are maintained until the contract has been settled. The Fund will not enter into a forward contract with a term of more than one year.

The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served. The Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency. The Fund will not invest more than 20% of its total assets in forward foreign currency exchange contracts.

OPTIONS

The Fund may deal in options on foreign currencies, foreign currency futures, securities, and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. The Fund will use options only to manage interest rate and currency risks. The Fund may write covered call options to generate income.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying currency, security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying currency, security or other asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow, and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset at a disadvantageous price.

Over-the-counter options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options, which may not be continuously liquid, are available for a greater variety of assets and with a wider range of expiration dates and exercise prices, than are exchange traded options.

FUTURES AND OPTIONS ON FUTURES

The Fund may purchase and sell futures contracts to accommodate cash flows into and out of the Fund's portfolio and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Interest rate futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract, and the buyer agrees to take delivery of the instrument at the specified future time.

Stock index futures contracts are based on indexes that reflect the market value of common stock of the firms included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The Fund may utilize stock index futures to handle cash flows into and out of the Fund and to potentially reduce transactional costs.

The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect its portfolio securities against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts are unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security or will make deposits to collateralize the position as discussed above.

RISKS

When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

PORTFOLIO TURNOVER

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater transaction expenses which must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. (Further information is contained in the Fund's Statement of Additional Information within the sections "Brokerage Transactions" and "Tax Status"). Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other consideration when the Fund's adviser deems it appropriate to make changes in the Fund's portfolio.

INVESTMENT LIMITATIONS

The Fund will not:

* borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings;

* lend any securities except for portfolio securities; or

* underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

The above investment limitations cannot be changed without shareholder approval.

TRUST INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Except as noted below with regard to the sub-adviser, investment decisions for the Fund are made by Federated Management, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

ADVISORY FEES


The Adviser receives an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. Under the advisory contract, which provides for voluntary reimbursement of expenses by the Adviser, the Adviser may voluntarily waive some or all of its fee. This does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities.


ADVISER'S BACKGROUND

Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940.

SUB-ADVISER

Under the terms of the Sub-Advisory Agreement between the Adviser and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser will provide the Adviser such investment advice, statistical and other factual information as may, from time to time, be reasonably requested by the Adviser.

SUB-ADVISORY FEES

For its services under the Sub-Advisory Agreement, the Sub-Adviser receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

SUB-ADVISER'S BACKGROUND

Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940.

The Adviser and Sub-Adviser are subsidiaries of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


Federated Management, Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approxiamtely 4,000 financial institutions nationwide.


The Trust, the Adviser, and the Sub-Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of these codes are subject to review by the Trustees, and could result in severe penalties.

PORTFOLIO MANAGERS' BACKGROUNDS

Charles A. Ritter is the portfolio manager for the Fund and performs the overall allocation of the assets of the Fund among the various asset categories. He has performed these duties since the Fund's inception. In allocating the Fund's assets, Mr. Ritter evaluates the market environment and economic outlook, utilizing the services of the Adviser's Investment Strategy Committee. Mr. Ritter joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1992. From 1988 until 1991, Mr. Ritter acted as an Assistant Vice President of the Fund's Adviser and Federated Research Corp. Mr. Ritter is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Chicago and his M.S. in Economics from Carnegie Mellon University.

The portfolio managers for each of the individual asset categories are as follows:


Charles A. Ritter, Scott B. Schermerhorn, Michael P. Donnelly, and James E. Grefenstette are the portfolio managers for the domestic large company stocks asset category. Mr. Ritter has been a porfolio manager of the Fund since the Fund's inception.


Scott B. Schermerhorn has been a portfolio manager of the Fund since July 1996. Mr. Schermerhorn joined Federated Investors in 1996 as a Vice President of the Fund's Adviser and Federated Research Corp. From 1990 through 1996, Mr. Schermerhorn was a Senior Vice President and Senior Investment Officer at J W Seligman & Co., Inc. Mr. Schermerhorn received his M.B.A. in Finance and International Business from Seton Hall University.

Michael P. Donnelly has been a portfolio manager of the Fund since June 1997. Mr. Donnelly joined Federated in 1989 as an Investment Analyst and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1994. He served as an Assistant Vice President of the Fund's Adviser and Federated Research Corp.
from 1992 to 1994. Mr. Donnelly is a Chartered Financial Analyst and received his M.B.A. from the University of Virginia.

James E. Grefenstette has been a portfolio manager of the Fund since August 1994. Mr. Grefenstette joined Federated Investors in 1992 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1996. From 1994 until 1996, Mr. Grefenstette acted as an Assistant Vice President of the Fund's Adviser and Federated Research, and served as an Investment Analyst of the Adviser from 1992 to 1994. Mr. Grefenstette was a credit analyst at Westinghouse Credit Corp. from 1990 until 1992. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University.

Aash M. Shah and Keith J. Sabol are the portfolio managers for the domestic small company stocks asset category.

Aash M. Shah has been a portfolio manager of the Fund since December 1995. Mr. Shah joined Federated Investors in 1993 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since January 1997. Mr. Shah served as an Assistant Vice President of the Adviser from 1995 to 1996, and as an Investment Analyst from 1993 to 1995. Mr. Shah was employed at Westinghouse Credit Corp. from 1990 to 1993 as an Investment Analyst. Mr. Shah received his Masters in Industrial Administration from Carnegie Mellon University with a concentration in finance and accounting. Mr. Shah is a Chartered Financial Analyst.

Keith J. Sabol has been a portfolio manager of the Fund since
June 1997. Mr. Sabol joined Federated Investors in 1994 and has been an Assistant Vice President of the Fund's Adviser and Federated Research Corp. since January 1997. Mr. Sabol was an Investment Analyst, and then Equity Research Coordinator for the Fund's Adviser from 1994 to 1996. During 1992 and 1993, Mr. Sabol earned his M.S. in Industrial Administration from Carnegie Mellon University.

Henry A. Frantzen, Drew J. Collins, Alexandre de Bethmann, and Frank Semack are portfolio managers for the foreign stocks asset category.


Henry A. Frantzen has been a portfolio manager of the Fund since November 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 to 1995.

Drew J. Collins has been a portfolio manager of the Fund since November 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Collins served as a Vice President/Portfolio Manager of international equity portfolios at Arnhold and Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the Wharton School of The University of Pennsylvania.

Alexandre de Bethmann has been a portfolio manager of the Fund since November 1995. Mr. de Bethmann joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. de Bethmann served as Assistant Vice President/Portfolio Manager for Japanese and Korean equities at the College Retirement Equities Fund from 1994 to 1995. He served as an International Equities Analyst and then as an Assistant Portfolio Manager at the College Retirement Equities Fund between 1987 and 1994. Mr. de Bethmann received his M.B.A. in Finance from Duke University.


Frank Semack has been a portfolio manager of the Fund since
November 1995. Mr. Semack joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Semack served as an Investment Analyst at Omega Advisers, Inc. from 1993 to 1994. He served as a Portfolio Manager/Associate Director of Wardley Investment Services, Ltd. from 1980 to 1993. Mr. Semack received his M.Sc. in economics from the London School of Economics.


Susan M. Nason and Joseph M. Balestrino are portfolio managers for the U.S. Treasury securities asset category.


Susan M. Nason has been a portfolio manager of the Fund since the Fund's inception. Ms. Nason joined Federated Investors in 1987 and has been a Senior Vice President of the Fund's Adviser and Federated Research Corp. since April 1997. Ms. Nason served as a Vice President of the Fund's Adviser and Federated Research Corp.
from 1993 to 1997, and as an Assistant Vice President of the Adviser and Federated Research Corp. from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. concentrating in Finance from Carnegie Mellon University.


Joseph M. Balestrino has been a portfolio manager of the Fund since March 1995. Mr. Balestrino joined Federated Investors in 1986 and has been Vice President of the Fund's Adviser and Federated Research Corp. since 1995. Mr. Balestrino served as an Assistant Vice President of the Fund's Adviser and Federated Research Corp.
from 1991 until 1995. Mr. Balestrino is a Chartered Financial Analyst and received his M.A. in Urban and Regional Planning from the University of Pittsburgh.

Kathleen M. Foody-Malus and Robert E. Cauley are portfolio managers for the mortgage-backed securities asset category.

Kathleen M. Foody-Malus has performed these duties since the Fund's inception. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1993. Ms. Foody-Malus served as an Assistant Vice President of the Adviser and Federated Research Corp. from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.

Robert E. Cauley has been a portfolio manager of the Fund since
July 1997. Mr. Cauley joined Federated Investors in 1996 as an Assistant Vice President of the Fund's Adviser and Federated Research Corp. Mr. Cauley served as an Associate in the Asset-Backed Securities Group at Lehman Brothers Holding, Inc. from 1994 to 1996. From 1992 to 1994, Mr. Cauley served as a Senior Associate/Corporate Finance at Barclays Bank, PLC. Mr. Cauley earned his M.S.I.A., concentrating in Finance and Economics, from Carnegie Mellon University.

Joseph M. Balestrino and John T. Gentry are portfolio managers for the investment-grade corporate bonds asset category. Mr. Balestrino has performed these duties since the Fund's inception.

John T. Gentry has been a portfolio manager of the Fund since
July 1997. Mr. Gentry joined Federated Investors in 1995 as an Investment Analyst and has been an Assistant Vice President of the Fund's Adviser and Federated Research Corp. since April 1997. Mr. Gentry served as a Senior Treasury Analyst at Sun Company, Inc. from 1991 to 1995. Mr. Gentry is a Chartered Financial Analyst and earned his M.B.A., with concentrations in Finance and Accounting, from Cornell University.

Mark E. Durbiano is the portfolio manager for the high yield corporate bonds asset category. He has performed these duties since the Fund's inception. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's Adviser and Federated Research Corp. since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of the Fund's Adviser and Federated Research Corp. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.


Henry A. Frantzen, Drew J. Collins, Robert M. Kowit and Michael W. Casey are portfolio managers for the foreign bonds asset category. Messrs. Frantzen, Collins and Kowit have performed these duties since November 1995.


Robert M. Kowit joined Federated Investors in 1995 as a Vice
President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Kowit served as a Managing Partner of Copernicus Global Asset
Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President of International Fixed Income and Foreign Exchange for John Hancock Advisers. Mr. Kowit received his M.B.A. from Iona College with a concentration in finance.


Michael W. Casey, Ph.D. has been a portfolio manager of the Fund since January 1997. Mr. Casey joined Federated Investors in 1996 as an Assistant Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Casey served as an International Economist and Portfolio Strategist for Maria Fiorini Ramirez Inc. from 1990 to 1996. Mr. Casey earned a Ph.D. concentrating in economics from The New School for Social Research and a M.Sc. from the London School of Economics.


DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for Shares. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:


MAXIMUM     AVERAGE AGGREGATE
  FEE       DAILY NET ASSETS
--------    ------------------------------------
 0.150%     on the first  $250 million
 0.125%     on the next  $250 million
 0.100%     on the next  $250 million
 0.075%     on assets in excess of  $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of the Institutional Shares, computed at an annual rate, to obtain certain personal services for shareholders and provide maintenance of shareholder accounts ("shareholder services"). From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to receiving the payments under the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by Federated Securities Corp. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

NET ASSET VALUE

The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of the Shares in the market value of all securities and other assets of the Fund, subtracting the interest of the Shares in the liabilities of the Fund and those attributable to Shares, and dividing the remainder by the total number of Shares outstanding. The net asset value for Institutional Shares may exceed that of Select Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN INSTITUTIONAL SHARES

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open for business. Shares may be purchased through a financial institution which has a sales agreement with the distributor or by wire or mail. To purchase Shares, open an account by calling Federated Securities Corp. Information needed to establish an account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION

An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.

BY WIRE

To purchase Shares by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Managed Aggressive Growth Fund -- Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Wire Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

BY MAIL

To purchase Shares by mail, send a check made payable to Federated Managed Aggressive Growth Fund -- Institutional Shares to Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received after payment by check is converted by State Street Bank and Trust Company ("State Street Bank") into federal funds. This is normally the next business day after State Street Bank receives the check.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $25,000. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund. Accounts established through a financial intermediary may be subject to a smaller minimum investment.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a financial intermediary may be charged an additional service fee by that financial intermediary. The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities such that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and
(iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account had been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Shares at the net asset value next determined after an order is received by the Fund. A shareholder may apply for participation in this program through Federated Securities Corp.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions.) In addition, shareholders will receive periodic statements reporting all account activity, including dividends paid. The Fund will not issue share certificates.

DIVIDENDS

Dividends are declared and paid quarterly to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing the Fund, dividends are automatically reinvested in additional Shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

REDEEMING INSTITUTIONAL SHARES

The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Investors who redeem Shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution, by telephone request or by written request.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem Shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service.

TELEPHONE REDEMPTION

Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). All proceeds will normally be wire transferred the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.

An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests," should be considered.

WRITTEN REQUESTS

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of Shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the Shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually use up, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $25,000, other than retirement accounts subject to required minimum distributions. A shareholder may apply for participation in this program through Federated Securities Corp.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights except that, in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders for this purpose shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional Shares.

STATE AND LOCAL TAXES


Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.


PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield for Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Shares is calculated by dividing the net investment income per share (as defined by the SEC) earned by Shares over a thirty-day period by the maximum offering price per Share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.


Shares are sold without any sales charge or similar non-recurring charges.

Total return and yield will be calculated separately for Institutional Shares and Select Shares.


From time to time, advertisements for the Fund's Institutional Shares may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Select Shares that are sold at net asset value primarily to retail and private banking customers of financial institutions and are subject to a minimum initial investment of $1,500.

Select Shares are distributed under a 12b-1 Plan adopted by the Fund and also are subject to shareholder services fees.

Select Shares and Institutional Shares are subject to certain of the same expenses. Expense differences, however, between Select Shares and Institutional Shares may affect the performance of each class.

To obtain more information and a prospectus for Select Shares, investors may call 1-800-341-7400.




                            FINANCIAL HIGHLIGHTS -- SELECT SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 59.

                                                                    YEAR ENDED NOVEMBER 30,
                                                     ---------------------------------------------------
                                                       1997           1996           1995        1994(A)
                                                     ------         ------         ------       --------
NET ASSET VALUE, BEGINNING OF PERIOD                 $12.50         $11.59         $ 9.80         $10.00
--------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------
Net investment income                                  0.18           0.28           0.17           0.13
--------------------------------------------------
Net realized and unrealized
gain (loss) on investments and
foreign currency                                       1.46           1.19           1.89          (0.25)
--------------------------------------------------   ------         ------         ------         ------
Total from
 investment operations                                 1.64           1.47           2.06          (0.12)
--------------------------------------------------   ------         ------         ------         ------
LESS DISTRIBUTIONS
--------------------------------------------------
Distributions from
net investment income                                 (0.22)         (0.30)         (0.25)         (0.08)
--------------------------------------------------
Distributions from net realized gain
on investments and foreign
currency transactions                                 (0.36)         (0.26)         (0.02)            --
--------------------------------------------------   ------         ------         ------         ------
Total distributions                                   (0.58)         (0.56)         (0.27)         (0.08)
--------------------------------------------------   ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                       $13.56         $12.50         $11.59         $ 9.80
--------------------------------------------------   ------         ------         ------         ------
TOTAL RETURN(B)                                       13.66%         13.22%         21.36%         (1.20%)
--------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------
Expenses                                               1.75%          1.75%          1.75%          1.64%*
--------------------------------------------------
Net investment income                                  1.29%          2.26%          2.65%          2.67%*
--------------------------------------------------
Expense waiver/reimbursement(c)                        0.57%          0.93%          1.71%          1.97%*(d)
--------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------
Net assets, end of period (000 omitted)             $45,514        $31,390        $12,342         $1,673
--------------------------------------------------
Average commission rate paid(e)                     $0.0069        $0.0037             --             --
--------------------------------------------------
Portfolio turnover                                      115%            86%           139%            77%
--------------------------------------------------


  * Computed on an annualized basis.

(a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from January 27, 1994 the Fund had no investment activity.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) The adviser waived $6,858 of the investment advisory fee, which represents 0.11% of average net assets, to comply with certain state expense limitations. The remainder of the waiver/reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997,
WHICH CAN BE OBTAINED FREE OF CHARGE.

(See Notes which are an integral part of the Financial Statements)






                           PORTFOLIO OF INVESTMENTS

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
                               NOVEMBER 30, 1997

    SHARES                                                                                                               VALUE IN
   OR UNITS                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- 70.0%
--------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE STOCKS -- 20.8%
--------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY -- 0.9%
--------------------------------------------------------------------------------------------------------------------
         16,800   Archer-Daniels-Midland Co.                                                                           $    359,100
                  --------------------------------------------------------------------------------------------------
          2,900   Dow Chemical Co.                                                                                          286,375
                  --------------------------------------------------------------------------------------------------
         17,800   LTV Corporation                                                                                           198,025
                  --------------------------------------------------------------------------------------------------
         10,300   Louisiana-Pacific Corp.                                                                                   207,931
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,051,431
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER DURABLES -- 0.7%
--------------------------------------------------------------------------------------------------------------------
          3,400   Eastman Kodak Co.                                                                                         206,125
                  --------------------------------------------------------------------------------------------------
          4,100   General  Motors Corp., Class H                                                                            274,700
                  --------------------------------------------------------------------------------------------------
          2,800   General Motors Corp.                                                                                      170,800
                  --------------------------------------------------------------------------------------------------
          9,700   Rubbermaid, Inc.                                                                                          235,225
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     886,850
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER NON-DURABLES -- 1.9%
--------------------------------------------------------------------------------------------------------------------
          2,300   CPC International, Inc.                                                                                   237,762
                  --------------------------------------------------------------------------------------------------
         13,100   PepsiCo, Inc.                                                                                             483,063
                  --------------------------------------------------------------------------------------------------
          4,200   Philip Morris Cos., Inc.                                                                                  182,700
                  --------------------------------------------------------------------------------------------------
          5,000   RJR Nabisco Holdings Corp.                                                                                182,188
                  --------------------------------------------------------------------------------------------------
         12,700   Russell Corp.                                                                                             388,144
                  --------------------------------------------------------------------------------------------------
          6,100   Sara Lee Corp.                                                                                            322,538
                  --------------------------------------------------------------------------------------------------
          8,800   Unilever N.V.                                                                                             510,950
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,307,345
                  --------------------------------------------------------------------------------------------------   ------------
ENERGY MINERALS -- 2.5%
--------------------------------------------------------------------------------------------------------------------
          2,900   Atlantic Richfield Co.                                                                                    236,350
                  --------------------------------------------------------------------------------------------------
          4,700   Chevron Corp.                                                                                             376,881
                  --------------------------------------------------------------------------------------------------
          5,900   Exxon Corp.                                                                                               359,900
                  --------------------------------------------------------------------------------------------------
         10,000   Occidental Petroleum Corp.                                                                                296,875
                  --------------------------------------------------------------------------------------------------
          4,000   Royal Dutch Petroleum Co., ADR                                                                            210,750
                  --------------------------------------------------------------------------------------------------
         11,600   Sun Co., Inc.                                                                                             469,075
                  --------------------------------------------------------------------------------------------------
          6,600   Texaco, Inc.                                                                                              372,900
                  --------------------------------------------------------------------------------------------------
         11,700   USX-Marathon Group                                                                                        400,725
                  --------------------------------------------------------------------------------------------------
          8,500   YPF Sociedad Anonima, ADR                                                                                 285,281
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,008,737
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

    SHARES                                                                                                               VALUE IN
   OR UNITS                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FINANCE -- 2.5%
--------------------------------------------------------------------------------------------------------------------
          5,600   Allmerica Financial Corp.                                                                            $    271,600
                  --------------------------------------------------------------------------------------------------
          3,200   Allstate Corp.                                                                                            274,800
                  --------------------------------------------------------------------------------------------------
          7,000   Bear Stearns Cos., Inc.                                                                                   290,500
                  --------------------------------------------------------------------------------------------------
          6,600   Block (H&R), Inc.                                                                                         270,600
                  --------------------------------------------------------------------------------------------------
          7,300   (a)Boston Properties, Inc.                                                                                238,162
                  --------------------------------------------------------------------------------------------------
          2,800   CIGNA Corp.                                                                                               468,300
                  --------------------------------------------------------------------------------------------------
          1,200   General RE Corp.                                                                                          238,200
                  --------------------------------------------------------------------------------------------------
          5,200   Marsh & McLennan Cos., Inc.                                                                               387,075
                  --------------------------------------------------------------------------------------------------
          5,400   Morgan Stanley, Dean Witter, Discover & Co.                                                               293,288
                  --------------------------------------------------------------------------------------------------
          5,700   Travelers Group, Inc.                                                                                     287,850
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,020,375
                  --------------------------------------------------------------------------------------------------   ------------
HEALTH CARE -- 2.3%
--------------------------------------------------------------------------------------------------------------------
          5,100   Abbott Laboratories                                                                                       331,500
                  --------------------------------------------------------------------------------------------------
         15,800   (a)Beverly Enterprises, Inc.                                                                              268,600
                  --------------------------------------------------------------------------------------------------
          6,200   Bristol-Myers Squibb Co.                                                                                  580,475
                  --------------------------------------------------------------------------------------------------
          2,800   Merck & Co., Inc.                                                                                         264,775
                  --------------------------------------------------------------------------------------------------
          8,100   (a)Perrigo Co.                                                                                            115,425
                  --------------------------------------------------------------------------------------------------
         13,800   Pharmacia & Upjohn, Inc.                                                                                  465,750
                  --------------------------------------------------------------------------------------------------
          4,900   Smithkline Beecham, ADR                                                                                   243,163
                  --------------------------------------------------------------------------------------------------
          9,500   U.S. Surgical Corp.                                                                                       250,563
                  --------------------------------------------------------------------------------------------------
          4,500   United Healthcare Corp.                                                                                   234,281
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,754,532
                  --------------------------------------------------------------------------------------------------   ------------
PRODUCER MANUFACTURING -- 1.6%
--------------------------------------------------------------------------------------------------------------------
         15,500   ITT Industries, Inc.                                                                                      492,125
                  --------------------------------------------------------------------------------------------------
          9,900   Ingersoll-Rand Co.                                                                                        404,663
                  --------------------------------------------------------------------------------------------------
          6,900   Johnson Controls, Inc.                                                                                    316,106
                  --------------------------------------------------------------------------------------------------
          9,700   (a)Lexmark International. Group, Class A                                                                  309,188
                  --------------------------------------------------------------------------------------------------
          2,000   Loews Corp.                                                                                               212,250
                  --------------------------------------------------------------------------------------------------
          4,800   PACCAR, Inc.                                                                                              264,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,998,332
                  --------------------------------------------------------------------------------------------------   ------------
RETAIL TRADE -- 1.2%
--------------------------------------------------------------------------------------------------------------------
          5,700   Dayton-Hudson Corp.                                                                                       378,694
                  --------------------------------------------------------------------------------------------------
         36,100   (a)K Mart Corp.                                                                                           453,506
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

    SHARES                                                                                                               VALUE IN
   OR UNITS                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
RETAIL TRADE -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
         14,800   Wal-Mart Stores, Inc.                                                                                $    591,075
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,423,275
                  --------------------------------------------------------------------------------------------------   ------------
SERVICES -- 1.9%
--------------------------------------------------------------------------------------------------------------------
          2,000   ABB AB, ADR                                                                                               248,000
                  --------------------------------------------------------------------------------------------------
          6,500   Browning-Ferris Industries, Inc.                                                                          231,969
                  --------------------------------------------------------------------------------------------------
          1,900   News Corp., Ltd., ADR                                                                                      41,206
                  --------------------------------------------------------------------------------------------------
         25,700   News Corp., Ltd., ADR                                                                                     507,575
                  --------------------------------------------------------------------------------------------------
         12,300   Readers Digest Association, Inc., Class A                                                                 294,431
                  --------------------------------------------------------------------------------------------------
          5,469   (a)TCI Ventures Group, Class A                                                                            123,736
                  --------------------------------------------------------------------------------------------------
          1,310   (a)Tricon Global Restaurants, Inc.                                                                         44,294
                  --------------------------------------------------------------------------------------------------
          6,600   (a)Viacom, Inc., Class A                                                                                  229,350
                  --------------------------------------------------------------------------------------------------
          4,200   (a)Viacom, Inc., Class B                                                                                  147,000
                  --------------------------------------------------------------------------------------------------
         18,500   Waste Management, Inc.                                                                                    455,563
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,323,124
                  --------------------------------------------------------------------------------------------------   ------------
TECHNOLOGY -- 2.1%
--------------------------------------------------------------------------------------------------------------------
          7,500   AMP, Inc.                                                                                                 325,781
                  --------------------------------------------------------------------------------------------------
          6,500   (a)Cabletron Systems, Inc.                                                                                149,500
                  --------------------------------------------------------------------------------------------------
         13,300   First Data Corp.                                                                                          376,556
                  --------------------------------------------------------------------------------------------------
          2,800   International Business Machines Corp.                                                                     306,775
                  --------------------------------------------------------------------------------------------------
          2,100   Matsushita Electric Industrial Co., ADR                                                                   325,631
                  --------------------------------------------------------------------------------------------------
         29,300   (a)Novell, Inc.                                                                                           271,025
                  --------------------------------------------------------------------------------------------------
          3,100   Raytheon Co.                                                                                              173,406
                  --------------------------------------------------------------------------------------------------
          9,400   (a)Seagate Technology, Inc.                                                                               213,263
                  --------------------------------------------------------------------------------------------------
          6,100   (a)Storage Technology Corp.                                                                               393,831
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,535,768
                  --------------------------------------------------------------------------------------------------   ------------
TRANSPORTATION -- 0.6%
--------------------------------------------------------------------------------------------------------------------
          7,200   CNF Transporation, Inc.                                                                                   313,200
                  --------------------------------------------------------------------------------------------------
          6,883   KLM Royal Dutch Airlines                                                                                  247,788
                  --------------------------------------------------------------------------------------------------
          6,300   Ryder Systems, Inc.                                                                                       228,769
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     789,757
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 2.6%
--------------------------------------------------------------------------------------------------------------------
          5,400   CMS Energy Corp.                                                                                          212,625
                  --------------------------------------------------------------------------------------------------
          3,900   Coastal Corp.                                                                                             228,394
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

    SHARES                                                                                                               VALUE IN
   OR UNITS                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------
------------                                                                                      ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
UTILITIES -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          3,700   Columbia Gas System, Inc.                                                                            $    269,175
                  --------------------------------------------------------------------------------------------------
         10,300   Entergy Corp.                                                                                             267,800
                  --------------------------------------------------------------------------------------------------
          3,900   GTE Corp.                                                                                                 197,194
                  --------------------------------------------------------------------------------------------------
         10,300   Houston Industries, Inc.                                                                                  243,981
                  --------------------------------------------------------------------------------------------------
         13,200   MCI Communications Corp.                                                                                  579,975
                  --------------------------------------------------------------------------------------------------
         12,500   P G & E Corp.                                                                                             353,125
                  --------------------------------------------------------------------------------------------------
          7,000   Public Service Enterprises Group, Inc.                                                                    204,313
                  --------------------------------------------------------------------------------------------------
         16,031   (a)Tele-Communications, Inc., Class A                                                                     367,210
                  --------------------------------------------------------------------------------------------------
          6,400   U.S. West, Inc.                                                                                           289,200
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,212,992
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL LARGE-CAP VALUE STOCKS                                                                           25,312,518
                  --------------------------------------------------------------------------------------------------   ------------
SMALL-CAP STOCKS -- 15.9%
--------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY -- 1.4%
--------------------------------------------------------------------------------------------------------------------
          6,900   BMC Industries, Inc.                                                                                      128,081
                  --------------------------------------------------------------------------------------------------
          4,600   Cambrex Corp.                                                                                             208,725
                  --------------------------------------------------------------------------------------------------
          6,100   (a)Carbide/Graphite Group, Inc.                                                                           235,612
                  --------------------------------------------------------------------------------------------------
          9,900   (a)Chirex, Inc.                                                                                           241,312
                  --------------------------------------------------------------------------------------------------
          5,400   Furon Co.                                                                                                 213,300
                  --------------------------------------------------------------------------------------------------
          3,900   Lone Star Industries, Inc.                                                                                203,288
                  --------------------------------------------------------------------------------------------------
          5,100   (a)Lone Star Technologies, Inc.                                                                           147,900
                  --------------------------------------------------------------------------------------------------
         13,500   Spartech Corp.                                                                                            222,750
                  --------------------------------------------------------------------------------------------------
          3,600   Valspar Corp.                                                                                             109,350
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,710,318
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER DURABLES -- 1.3%
--------------------------------------------------------------------------------------------------------------------
          8,500   (a)Action Performance Companies, Inc.                                                                     246,500
                  --------------------------------------------------------------------------------------------------
          5,800   (a)American Homestar Corporation                                                                           81,200
                  --------------------------------------------------------------------------------------------------
         10,700   Brilliance China Automotive Holdings Ltd.                                                                 100,981
                  --------------------------------------------------------------------------------------------------
          3,500   Carlisle Cos., Inc.                                                                                       148,750
                  --------------------------------------------------------------------------------------------------
          7,400   (a)Dura Automotive Systems, Inc.                                                                          195,175
                  --------------------------------------------------------------------------------------------------
          5,000   (a)Equity Marketing, Inc.                                                                                 147,500
                  --------------------------------------------------------------------------------------------------
          4,600   (a)Gentex Corp.                                                                                           113,850
                  --------------------------------------------------------------------------------------------------
         12,800   (a)Helen of Troy Ltd.                                                                                     182,400
                  --------------------------------------------------------------------------------------------------
          2,800   Oakwood Homes Corp.                                                                                        84,000
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

    SHARES                                                                                                               VALUE IN
   OR UNITS                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SMALL-CAP STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          5,400   (a)Stanley Furniture Co. Inc.                                                                        $    148,500
                  --------------------------------------------------------------------------------------------------
          2,500   Wynns International, Inc.                                                                                  81,094
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,529,950
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER NON-DURABLES -- 0.4%
--------------------------------------------------------------------------------------------------------------------
          3,400   (a)Blyth Industries, Inc.                                                                                  87,337
                  --------------------------------------------------------------------------------------------------
          5,700   (a)North Face, Inc.                                                                                       123,975
                  --------------------------------------------------------------------------------------------------
          5,800   (a)Rayovac Corp.                                                                                           97,150
                  --------------------------------------------------------------------------------------------------
          3,700   (a)Tommy Hilfiger Corp.                                                                                   145,225
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     453,687
                  --------------------------------------------------------------------------------------------------   ------------
ENERGY MINERALS -- 0.6%
--------------------------------------------------------------------------------------------------------------------
          1,700   Camco International, Inc.                                                                                 106,675
                  --------------------------------------------------------------------------------------------------
          7,400   (a)Key Energy Group, Inc.                                                                                 179,913
                  --------------------------------------------------------------------------------------------------
          2,400   (a)Patterson Energy Inc.                                                                                   88,200
                  --------------------------------------------------------------------------------------------------
          3,600   (a)TransCoastal Marine Services, Inc.                                                                      70,200
                  --------------------------------------------------------------------------------------------------
          5,200   (a)Tuboscope  Inc.                                                                                        128,050
                  --------------------------------------------------------------------------------------------------
          8,200   Vintage Petroleum, Inc.                                                                                   158,875
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     731,913
                  --------------------------------------------------------------------------------------------------   ------------
FINANCE -- 2.8%
--------------------------------------------------------------------------------------------------------------------
          6,000   (a)Amresco, Inc.                                                                                          168,000
                  --------------------------------------------------------------------------------------------------
          3,700   CMAC Investment Corp.                                                                                     192,169
                  --------------------------------------------------------------------------------------------------
          7,400   City National Corp.                                                                                       240,500
                  --------------------------------------------------------------------------------------------------
          3,900   (a)Delphi Financial Group, Inc., Class A                                                                  156,488
                  --------------------------------------------------------------------------------------------------
          8,600   (a)Delta Financial Corp.                                                                                  142,438
                  --------------------------------------------------------------------------------------------------
          2,600   Executive Risk, Inc.                                                                                      169,000
                  --------------------------------------------------------------------------------------------------
          4,400   (a)FIRSTPLUS Financial Group, Inc.                                                                        167,750
                  --------------------------------------------------------------------------------------------------
          6,200   (a)FirstFed Financial Corp.                                                                               226,300
                  --------------------------------------------------------------------------------------------------
          7,000   Frontier Insurance Group, Inc.                                                                            168,438
                  --------------------------------------------------------------------------------------------------
          4,300   GBC Bancorp                                                                                               234,888
                  --------------------------------------------------------------------------------------------------
          4,500   (a)Imperial Bancorp                                                                                       210,094
                  --------------------------------------------------------------------------------------------------
          7,700   North Fork Bancorp, Inc.                                                                                  233,888
                  --------------------------------------------------------------------------------------------------
          8,300   (a)Philadelphia Consolidated Holding Corp.                                                                135,913
                  --------------------------------------------------------------------------------------------------
          2,600   Sirrom Capital Corp.                                                                                      114,400
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

    SHARES                                                                                                               VALUE IN
   OR UNITS                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SMALL-CAP STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FINANCE -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
         12,200   Sovereign Bancorp, Inc.                                                                              $    231,038
                  --------------------------------------------------------------------------------------------------
          6,600   Trans Financial, Inc.                                                                                     226,875
                  --------------------------------------------------------------------------------------------------
          7,200   (a)Triad Guaranty, Inc.                                                                                   212,400
                  --------------------------------------------------------------------------------------------------
          3,500   Vesta Insurance Group, Inc.                                                                               192,063
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,422,642
                  --------------------------------------------------------------------------------------------------   ------------
HEALTH CARE -- 1.5%
--------------------------------------------------------------------------------------------------------------------
          7,400   Ballard Medical Products                                                                                  170,662
                  --------------------------------------------------------------------------------------------------
          5,400   (a)Complete Management, Inc.                                                                               89,775
                  --------------------------------------------------------------------------------------------------
          3,000   (a)Curative Technologies, Inc.                                                                             85,500
                  --------------------------------------------------------------------------------------------------
          9,300   (a)FPA Medical Management, Inc.                                                                           240,056
                  --------------------------------------------------------------------------------------------------
          8,600   (a)Genesis Health Ventures, Inc.                                                                          208,550
                  --------------------------------------------------------------------------------------------------
         11,200   (a)Healthdyne Technologies, Inc.                                                                          214,900
                  --------------------------------------------------------------------------------------------------
          3,000   (a)Hologic, Inc.                                                                                           77,625
                  --------------------------------------------------------------------------------------------------
          3,300   (a)Medicis Pharmaceutical Corp., Class A                                                                  141,075
                  --------------------------------------------------------------------------------------------------
          7,300   Phycor, Inc.                                                                                              179,763
                  --------------------------------------------------------------------------------------------------
         11,600   (a)Prime Medical Services                                                                                 153,700
                  --------------------------------------------------------------------------------------------------
          4,300   (a)Somnus Medical Technologies, Inc.                                                                       49,450
                  --------------------------------------------------------------------------------------------------
          3,700   (a)Universal Health Services, Inc., Class B                                                               161,644
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,772,700
                  --------------------------------------------------------------------------------------------------   ------------
PRODUCER MANUFACTURING -- 1.1%
--------------------------------------------------------------------------------------------------------------------
          8,500   (a)AFC Cable Systems, Inc.                                                                                227,375
                  --------------------------------------------------------------------------------------------------
          8,600   (a)Ballantyne of Omaha, Inc.                                                                              158,025
                  --------------------------------------------------------------------------------------------------
          5,600   (a)Cable Design Technologies, Class A                                                                     226,800
                  --------------------------------------------------------------------------------------------------
          6,700   (a)Chicago Miniature Lamp, Inc.                                                                           226,962
                  --------------------------------------------------------------------------------------------------
          4,200   (a)EVI, Inc.                                                                                              216,038
                  --------------------------------------------------------------------------------------------------
          6,500   (a)Royal Group Technologies Ltd.                                                                          156,406
                  --------------------------------------------------------------------------------------------------
          8,600   (a)US Office Products Co.                                                                                 170,925
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,382,531
                  --------------------------------------------------------------------------------------------------   ------------
RETAIL TRADE -- 1.7%
--------------------------------------------------------------------------------------------------------------------
          3,400   (a)CDW Computer Centers, Inc.                                                                             200,600
                  --------------------------------------------------------------------------------------------------
         10,200   Claire's Stores, Inc.                                                                                     230,775
                  --------------------------------------------------------------------------------------------------
          3,400   (a)Express Scripts, Inc., Class A                                                                         200,600
                  --------------------------------------------------------------------------------------------------
          9,600   (a) Funco, Inc.                                                                                           177,600
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

    SHARES                                                                                                               VALUE IN
   OR UNITS                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SMALL-CAP STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
RETAIL TRADE -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          7,800   (a)Microage, Inc.                                                                                    $    156,975
                  --------------------------------------------------------------------------------------------------
          7,700   (a)O'Reilly Automotive, Inc.                                                                              181,913
                  --------------------------------------------------------------------------------------------------
         10,900   (a)Paul Harris Stores, Inc.                                                                               230,263
                  --------------------------------------------------------------------------------------------------
          8,000   (a)Pomeroy Computer Resources                                                                             200,000
                  --------------------------------------------------------------------------------------------------
          4,600   (a)Proffitts, Inc.                                                                                        140,588
                  --------------------------------------------------------------------------------------------------
          8,100   (a)Renters Choice, Inc.                                                                                   182,250
                  --------------------------------------------------------------------------------------------------
          7,800   (a)Zale Corp.                                                                                             173,550
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,075,114
                  --------------------------------------------------------------------------------------------------   ------------
SERVICES -- 1.9%
--------------------------------------------------------------------------------------------------------------------
          3,100   (a)ASE Test Ltd.                                                                                          173,600
                  --------------------------------------------------------------------------------------------------
          5,000   (a)Allied Waste Industries, Inc.                                                                          109,375
                  --------------------------------------------------------------------------------------------------
          9,200   (a)American Business Information, Class A                                                                 108,100
                  --------------------------------------------------------------------------------------------------
          8,800   (a)American Business Information, Class B                                                                  96,800
                  --------------------------------------------------------------------------------------------------
          7,950   (a)BARRA, Inc.                                                                                            221,606
                  --------------------------------------------------------------------------------------------------
          3,800   (a)Caribiner International, Inc.                                                                          161,262
                  --------------------------------------------------------------------------------------------------
          3,200   (a)Daisytek International Corp.                                                                           125,600
                  --------------------------------------------------------------------------------------------------
          4,900   (a)FactSet Research Systems                                                                               123,725
                  --------------------------------------------------------------------------------------------------
         10,800   (a)Newpark Resources, Inc.                                                                                215,325
                  --------------------------------------------------------------------------------------------------
          5,800   (a)Personnel Group of America, Inc.                                                                       212,063
                  --------------------------------------------------------------------------------------------------
          8,700   (a)Prime Hospitality Corp.                                                                                166,388
                  --------------------------------------------------------------------------------------------------
         11,400   (a)ProBusiness Services, Inc.                                                                             240,825
                  --------------------------------------------------------------------------------------------------
         16,800   (a)Seattle Filmworks, Inc.                                                                                165,900
                  --------------------------------------------------------------------------------------------------
          7,300   (a)Snyder Communications, Inc.                                                                            247,744
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,368,313
                  --------------------------------------------------------------------------------------------------   ------------
TECHNOLOGY -- 2.6%
--------------------------------------------------------------------------------------------------------------------
          6,000   ATMI, Inc.                                                                                                192,750
                  --------------------------------------------------------------------------------------------------
          8,200   (a)Alphanet Solutions, Inc.                                                                               105,575
                  --------------------------------------------------------------------------------------------------
          7,700   (a)Apex mPC Solutions, Inc.                                                                               169,400
                  --------------------------------------------------------------------------------------------------
          5,300   (a)Applied Science & Technology, Inc.                                                                     111,300
                  --------------------------------------------------------------------------------------------------
          8,600   (a)Applied Voice Technology, Inc.                                                                         240,800
                  --------------------------------------------------------------------------------------------------
          7,600   (a)Benchmark Electronics, Inc.                                                                            213,750
                  --------------------------------------------------------------------------------------------------
          6,800   (a)Benchmarq Microelectronics, Inc.                                                                       124,100
                  --------------------------------------------------------------------------------------------------
          8,200   (a)Cybex Computer Products Corp.                                                                          213,200
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

    SHARES                                                                                                               VALUE IN
   OR UNITS                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SMALL-CAP STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          7,800   (a)Cymer, Inc.                                                                                       $    149,662
                  --------------------------------------------------------------------------------------------------
          5,700   (a)DSP Group, Inc.                                                                                        186,675
                  --------------------------------------------------------------------------------------------------
          5,000   (a)Ducommun, Inc.                                                                                         162,188
                  --------------------------------------------------------------------------------------------------
          5,800   (a)Eltron International, Inc.                                                                             181,250
                  --------------------------------------------------------------------------------------------------
          4,200   (a)HADCO Corp.                                                                                            260,400
                  --------------------------------------------------------------------------------------------------
          6,300   (a)II-VI, Inc.                                                                                            151,988
                  --------------------------------------------------------------------------------------------------
          7,100   (a)MRV Communications, Inc.                                                                               200,575
                  --------------------------------------------------------------------------------------------------
          5,700   (a)Mastech Corp.                                                                                          166,725
                  --------------------------------------------------------------------------------------------------
          4,700   (a)Qlogic Corp.                                                                                           155,688
                  --------------------------------------------------------------------------------------------------
          5,100   (a)Three-Five Systems, Inc.                                                                               101,681
                  --------------------------------------------------------------------------------------------------
          4,400   (a)Tollgrade Communications, Inc.                                                                         103,950
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,191,657
                  --------------------------------------------------------------------------------------------------   ------------
TRANSPORTATION -- 0.2%
--------------------------------------------------------------------------------------------------------------------
          2,600   Airlines Express International Corp.                                                                       74,587
                  --------------------------------------------------------------------------------------------------
          6,300   Comair Holdings, Inc.                                                                                     139,387
                  --------------------------------------------------------------------------------------------------
          1,800   Expeditors International Washington, Inc.                                                                  70,088
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     284,062
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES--  0.4%
--------------------------------------------------------------------------------------------------------------------
          3,100   Cincinnati Bell, Inc.                                                                                      91,450
                  --------------------------------------------------------------------------------------------------
          4,700   IXC Communications, Inc.                                                                                  163,031
                  --------------------------------------------------------------------------------------------------
          2,500   MCN Corp.                                                                                                  95,469
                  --------------------------------------------------------------------------------------------------
          2,600   Sonat, Inc.                                                                                               113,263
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     463,213
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL SMALL-CAP STOCKS                                                                                 19,386,100
                  --------------------------------------------------------------------------------------------------   ------------
LARGE CAP GROWTH -- 17.9%
--------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY -- 0.4%
--------------------------------------------------------------------------------------------------------------------
          3,900   (a)Lone Star Technologies, Inc.                                                                           113,100
                  --------------------------------------------------------------------------------------------------
          3,300   Martin Marietta Materials                                                                                 114,263
                  --------------------------------------------------------------------------------------------------
          2,300   Southdown, Inc.                                                                                           132,681
                  --------------------------------------------------------------------------------------------------
          6,000   (a)Steel Dynamics, Inc.                                                                                   111,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     471,044
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

    SHARES                                                                                                               VALUE IN
   OR UNITS                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
GROWTH -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.4%
--------------------------------------------------------------------------------------------------------------------
          4,000   Carlisle Cos., Inc.                                                                                  $    170,000
                  --------------------------------------------------------------------------------------------------
          8,700   (a)Furniture Brands International, Inc.                                                                   170,194
                  --------------------------------------------------------------------------------------------------
          1,200   Sony Corp ADR                                                                                             100,200
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     440,394
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER NON-DURABLES -- 1.6%
--------------------------------------------------------------------------------------------------------------------
          4,100   (a)Consolidated Cigar Holdings, Inc.                                                                      113,006
                  --------------------------------------------------------------------------------------------------
          1,300   Gillette Co.                                                                                              120,006
                  --------------------------------------------------------------------------------------------------
          4,500   (a)Jones Apparel Group, Inc.                                                                              219,375
                  --------------------------------------------------------------------------------------------------
          5,100   Philip Morris Cos., Inc.                                                                                  221,850
                  --------------------------------------------------------------------------------------------------
          3,800   Procter & Gamble Co.                                                                                      289,988
                  --------------------------------------------------------------------------------------------------
          4,500   (a)Smithfield Foods, Inc.                                                                                 159,188
                  --------------------------------------------------------------------------------------------------
          3,400   St. John Knits, Inc.                                                                                      129,838
                  --------------------------------------------------------------------------------------------------
          3,900   (a)Tommy Hilfiger Corp.                                                                                   153,075
                  --------------------------------------------------------------------------------------------------
          4,600   Universal Corp.                                                                                           181,988
                  --------------------------------------------------------------------------------------------------
          4,900   Wolverine World Wide, Inc.                                                                                111,781
                  --------------------------------------------------------------------------------------------------
          2,900   Wrigley (Wm.), Jr. Co.                                                                                    229,463
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,929,558
                  --------------------------------------------------------------------------------------------------   ------------
ENERGY MINERALS -- 1.7%
--------------------------------------------------------------------------------------------------------------------
          2,000   (a)BJ Services Co.                                                                                        143,625
                  --------------------------------------------------------------------------------------------------
          3,600   Baker Hughes, Inc.                                                                                        150,750
                  --------------------------------------------------------------------------------------------------
          1,900   British Petroleum Co., PLC - ADR                                                                          157,700
                  --------------------------------------------------------------------------------------------------
          2,600   (a)Cooper Cameron Corp.                                                                                   158,437
                  --------------------------------------------------------------------------------------------------
          2,800   Diamond Offshore Drilling, Inc.                                                                           139,650
                  --------------------------------------------------------------------------------------------------
          4,400   ENSCO International, Inc.                                                                                 157,300
                  --------------------------------------------------------------------------------------------------
          4,800   (a)Falcon Drilling Co., Inc.                                                                              154,800
                  --------------------------------------------------------------------------------------------------
          4,100   (a)Friede Goldman International, Inc.                                                                     121,975
                  --------------------------------------------------------------------------------------------------
          5,000   (a)Key Energy Group, Inc.                                                                                 121,563
                  --------------------------------------------------------------------------------------------------
          4,000   (a)Nabors Industries, Inc.                                                                                140,250
                  --------------------------------------------------------------------------------------------------
          1,400   (a)Petroleum Geo-Services, ADR                                                                             90,038
                  --------------------------------------------------------------------------------------------------
          4,300   (a)Rowan Companies, Inc.                                                                                  146,200
                  --------------------------------------------------------------------------------------------------
          2,700   (a)Smith International, Inc.                                                                              172,800
                  --------------------------------------------------------------------------------------------------
          3,400   Tosco Corp.                                                                                               110,713
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

    SHARES                                                                                                               VALUE IN
   OR UNITS                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
GROWTH -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
ENERGY MINERALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          4,000   (a)TransCoastal Marine Services, Inc.                                                                $     78,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,043,801
                  --------------------------------------------------------------------------------------------------   ------------
FINANCE -- 3.6%
--------------------------------------------------------------------------------------------------------------------
          5,000   Ahmanson (H.F.) & Co.                                                                                     297,500
                  --------------------------------------------------------------------------------------------------
          2,500   Allstate Corp.                                                                                            214,687
                  --------------------------------------------------------------------------------------------------
          1,650   American International Group, Inc.                                                                        166,341
                  --------------------------------------------------------------------------------------------------
          4,000   Bank of New York Co., Inc.                                                                                215,000
                  --------------------------------------------------------------------------------------------------
          2,900   BankAmerica Corp.                                                                                         211,700
                  --------------------------------------------------------------------------------------------------
          7,700   (a)Catellus Development Corp.                                                                             142,450
                  --------------------------------------------------------------------------------------------------
          1,500   Citicorp                                                                                                  179,906
                  --------------------------------------------------------------------------------------------------
          5,000   Conseco, Inc.                                                                                             232,812
                  --------------------------------------------------------------------------------------------------
          4,200   (a)E Trade Group, Inc.                                                                                    105,263
                  --------------------------------------------------------------------------------------------------
          2,400   Equitable Companies Inc.                                                                                  114,450
                  --------------------------------------------------------------------------------------------------
          7,200   Frontier Insurance Group, Inc.                                                                            173,250
                  --------------------------------------------------------------------------------------------------
          5,000   (a)Golden State Bancorp, Inc.                                                                             166,563
                  --------------------------------------------------------------------------------------------------
         13,200   MBNA Corp.                                                                                                350,625
                  --------------------------------------------------------------------------------------------------
          1,700   MGIC Investment Corp.                                                                                      99,344
                  --------------------------------------------------------------------------------------------------
          3,600   Mellon Bank Corp.                                                                                         204,075
                  --------------------------------------------------------------------------------------------------
          3,200   Merrill Lynch & Co., Inc.                                                                                 224,600
                  --------------------------------------------------------------------------------------------------
          4,200   Morgan Stanley, Dean Witter, Discover & Co.                                                               228,113
                  --------------------------------------------------------------------------------------------------
          2,700   NationsBank Corp.                                                                                         162,169
                  --------------------------------------------------------------------------------------------------
          4,400   Old Republic International Corp.                                                                          158,675
                  --------------------------------------------------------------------------------------------------
          3,400   T. Rowe Price Associates                                                                                  221,000
                  --------------------------------------------------------------------------------------------------
          4,100   Torchmark Corp.                                                                                           167,331
                  --------------------------------------------------------------------------------------------------
          7,350   Travelers Group, Inc.                                                                                     371,175
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   4,407,029
                  --------------------------------------------------------------------------------------------------   ------------
HEALTH CARE -- 2.5%
--------------------------------------------------------------------------------------------------------------------
          5,900   (a)BioChem Pharma, Inc.                                                                                   150,450
                  --------------------------------------------------------------------------------------------------
          4,100   (a)Centocor, Inc.                                                                                         178,350
                  --------------------------------------------------------------------------------------------------
          3,100   (a) Dura Pharmaceuticals, Inc.                                                                            136,013
                  --------------------------------------------------------------------------------------------------
          2,900   Guidant Corp.                                                                                             186,325
                  --------------------------------------------------------------------------------------------------
          6,000   HBO & Co.                                                                                                 269,250
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

    SHARES                                                                                                               VALUE IN
   OR UNITS                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
GROWTH -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          6,700   (a)HEALTHSOUTH Corp.                                                                                 $    175,875
                  --------------------------------------------------------------------------------------------------
          5,300   Jones Medical Industries, Inc.                                                                            174,900
                  --------------------------------------------------------------------------------------------------
          3,600   Lilly (Eli) & Co.                                                                                         227,025
                  --------------------------------------------------------------------------------------------------
          3,700   (a)MedPartners, Inc.                                                                                       91,575
                  --------------------------------------------------------------------------------------------------
          1,500   Merck & Co., Inc.                                                                                         141,844
                  --------------------------------------------------------------------------------------------------
          7,600   Omnicare, Inc.                                                                                            219,450
                  --------------------------------------------------------------------------------------------------
          1,600   Pfizer, Inc.                                                                                              116,400
                  --------------------------------------------------------------------------------------------------
          4,100   (a)Phycor, Inc.                                                                                           100,963
                  --------------------------------------------------------------------------------------------------
          2,300   (a)Quintiles Transnational Corp.                                                                          179,688
                  --------------------------------------------------------------------------------------------------
          5,200   (a)Safeskin Corp.                                                                                         247,650
                  --------------------------------------------------------------------------------------------------
          2,200   Smithkline Beecham, ADR                                                                                   109,175
                  --------------------------------------------------------------------------------------------------
          3,900   (a)Universal Health Services, Inc., Class B                                                               170,381
                  --------------------------------------------------------------------------------------------------
          1,500   Warner-Lambert Co.                                                                                        209,813
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,085,127
                  --------------------------------------------------------------------------------------------------   ------------
PRODUCER MANUFACTURING -- 1.3%
--------------------------------------------------------------------------------------------------------------------
          3,500   (a)EVI, Inc.                                                                                              180,031
                  --------------------------------------------------------------------------------------------------
          4,900   General Electric Co.                                                                                      361,375
                  --------------------------------------------------------------------------------------------------
          4,950   (a)Halter Marine Group, Inc.                                                                              137,981
                  --------------------------------------------------------------------------------------------------
          5,100   (a)Maverick Tube Corp.                                                                                    145,669
                  --------------------------------------------------------------------------------------------------
          2,800   Precision Castparts Corp.                                                                                 166,250
                  --------------------------------------------------------------------------------------------------
          8,800   (a)Royal Group Technologies Ltd.                                                                          211,750
                  --------------------------------------------------------------------------------------------------
          5,200   Tyco International, Ltd.                                                                                  204,100
                  --------------------------------------------------------------------------------------------------
          9,900   (a)US Office Products Co.                                                                                 196,763
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,603,919
                  --------------------------------------------------------------------------------------------------   ------------
RETAIL TRADE -- 1.1%
--------------------------------------------------------------------------------------------------------------------
          4,900   (a)CompUSA, Inc.                                                                                          179,156
                  --------------------------------------------------------------------------------------------------
          8,100   (a)General Nutrition Cos., Inc.                                                                           276,413
                  --------------------------------------------------------------------------------------------------
          4,050   Home Depot, Inc.                                                                                          226,547
                  --------------------------------------------------------------------------------------------------
          9,200   Pier 1 Imports, Inc.                                                                                      205,850
                  --------------------------------------------------------------------------------------------------
          2,900   (a)Safeway, Inc.                                                                                          176,175
                  --------------------------------------------------------------------------------------------------
          6,500   TJX Cos., Inc.                                                                                            224,250
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,288,391
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

    SHARES                                                                                                               VALUE IN
   OR UNITS                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
GROWTH -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SERVICES -- 0.9%
--------------------------------------------------------------------------------------------------------------------
          2,300   (a)ASE Test Ltd.                                                                                     $    128,800
                  --------------------------------------------------------------------------------------------------
          5,800   (a)Corrections Corp. America                                                                              200,825
                  --------------------------------------------------------------------------------------------------
          2,400   (a)HFS,  Inc.                                                                                             164,700
                  --------------------------------------------------------------------------------------------------
          1,700   (a)Heftel Broadcasting Corp., Class A                                                                     125,588
                  --------------------------------------------------------------------------------------------------
          6,200   (a)Newpark Resources, Inc.                                                                                123,613
                  --------------------------------------------------------------------------------------------------
          8,800   (a)Philip Services Corp.                                                                                  139,150
                  --------------------------------------------------------------------------------------------------
          6,100   (a)Snyder Communications, Inc.                                                                            207,019
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,089,695
                  --------------------------------------------------------------------------------------------------   ------------
TECHNOLOGY -- 3.2%
--------------------------------------------------------------------------------------------------------------------
          1,100   (a)ASM Lithography Holding NV, ADR                                                                         68,750
                  --------------------------------------------------------------------------------------------------
          3,900   (a)Advanced Fibre Communications                                                                          100,912
                  --------------------------------------------------------------------------------------------------
          2,200   (a)America Online, Inc.                                                                                   166,100
                  --------------------------------------------------------------------------------------------------
          3,700   (a)Applied Materials, Inc.                                                                                122,100
                  --------------------------------------------------------------------------------------------------
          4,400   (a)Cadence Design Systems, Inc.                                                                           111,100
                  --------------------------------------------------------------------------------------------------
          2,700   (a)Cisco Systems, Inc.                                                                                    232,875
                  --------------------------------------------------------------------------------------------------
          3,500   Compaq Computer Corp.                                                                                     218,531
                  --------------------------------------------------------------------------------------------------
          7,000   (a)Creative Technology Ltd.                                                                               186,375
                  --------------------------------------------------------------------------------------------------
          2,300   Dallas Semiconductor Corp.                                                                                112,412
                  --------------------------------------------------------------------------------------------------
          1,800   (a)Dell Computer Corp.                                                                                    151,537
                  --------------------------------------------------------------------------------------------------
          4,000   (a)EMC Corp. Mass                                                                                         121,250
                  --------------------------------------------------------------------------------------------------
          3,600   (a)HNC Software                                                                                           113,400
                  --------------------------------------------------------------------------------------------------
          6,400   (a)Hyperion Software Corp.                                                                                275,800
                  --------------------------------------------------------------------------------------------------
          2,200   Intel Corp.                                                                                               170,775
                  --------------------------------------------------------------------------------------------------
          2,300   Lucent Technologies, Inc.                                                                                 184,288
                  --------------------------------------------------------------------------------------------------
          5,600   (a)Mastech Corp.                                                                                          163,800
                  --------------------------------------------------------------------------------------------------
          2,500   (a)Metromedia Fibre Network, Inc.                                                                          42,188
                  --------------------------------------------------------------------------------------------------
          1,800   (a)Microsoft Corp.                                                                                        254,700
                  --------------------------------------------------------------------------------------------------
          5,800   (a)Ortel Corp.                                                                                            103,675
                  --------------------------------------------------------------------------------------------------
          1,600   (a)PRI Automation, Inc.                                                                                    54,600
                  --------------------------------------------------------------------------------------------------
          1,500   (a)Peoplesoft, Inc.                                                                                        98,156
                  --------------------------------------------------------------------------------------------------
          3,200   (a)Rambus, Inc.                                                                                           178,600
                  --------------------------------------------------------------------------------------------------
          4,500   (a)SCI Systems, Inc.                                                                                      206,156
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

    SHARES                                                                                                               VALUE IN
   OR UNITS                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
GROWTH -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          5,700   (a)Sandisk Corp.                                                                                     $    139,650
                  --------------------------------------------------------------------------------------------------
          1,500   (a)Speedfam International, Inc.                                                                            38,438
                  --------------------------------------------------------------------------------------------------
          3,100   (a)Tellabs, Inc.                                                                                          161,200
                  --------------------------------------------------------------------------------------------------
          2,400   Texas Instruments, Inc.                                                                                   118,200
                  --------------------------------------------------------------------------------------------------
          3,400   (a)World Access, Inc.                                                                                      83,300
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,978,868
                  --------------------------------------------------------------------------------------------------   ------------
TRANSPORTATION -- 0.3%
--------------------------------------------------------------------------------------------------------------------
          2,600   (a)Continental Airlines, Inc., Class B                                                                    118,462
                  --------------------------------------------------------------------------------------------------
          5,700   Expeditors International Washington, Inc.                                                                 221,944
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     340,406
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 0.9%
--------------------------------------------------------------------------------------------------------------------
          4,900   Cincinnati Bell, Inc.                                                                                     144,550
                  --------------------------------------------------------------------------------------------------
          3,300   Coastal Corp.                                                                                             193,256
                  --------------------------------------------------------------------------------------------------
          7,700   (a)ICG Communications, Inc.                                                                               179,025
                  --------------------------------------------------------------------------------------------------
          8,000   (a)IXC Communications, Inc.                                                                               277,500
                  --------------------------------------------------------------------------------------------------
          3,200   Sonat, Inc.                                                                                               139,400
                  --------------------------------------------------------------------------------------------------
          3,400   (a)Teleport Communications Group, Inc., Class A                                                           166,600
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,100,331
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL GROWTH                                                                                           21,778,563
                  --------------------------------------------------------------------------------------------------   ------------
FOREIGN EQUITY -- 15.5%
--------------------------------------------------------------------------------------------------------------------
ARGENTINA -- 0.2%
--------------------------------------------------------------------------------------------------------------------
          6,900   (a)Banco Rio de la Plata SA, ADR                                                                           86,681
                  --------------------------------------------------------------------------------------------------
          4,523   Compania Naviera Perez Companc SA, Class B                                                                 32,306
                  --------------------------------------------------------------------------------------------------
          1,600   Telecom Argentina SA, ADR                                                                                  49,100
                  --------------------------------------------------------------------------------------------------
          1,300   Telefonica De Argentina ADR                                                                                42,981
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     211,068
                  --------------------------------------------------------------------------------------------------   ------------
AUSTRALIA -- 0.6%
--------------------------------------------------------------------------------------------------------------------
         12,000   Australia & New Zealand Banking Group, Melbourne                                                           82,270
                  --------------------------------------------------------------------------------------------------
         40,200   Austrim Ltd.                                                                                               89,489
                  --------------------------------------------------------------------------------------------------
         20,000   Coles Myer Ltd.                                                                                            98,330
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

    SHARES                                                                                                               VALUE IN
   OR UNITS                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
AUSTRALIA -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
        468,000   (a)Cue Energy Resources NL                                                                           $     43,142
                  --------------------------------------------------------------------------------------------------
         20,000   (a)News Corp., Ltd.                                                                                       106,798
                  --------------------------------------------------------------------------------------------------
         33,000   Oil Search Ltd.                                                                                            65,123
                  --------------------------------------------------------------------------------------------------
         25,000   Woodside Petroleum Ltd.                                                                                   179,231
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     664,383
                  --------------------------------------------------------------------------------------------------   ------------
AUSTRIA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
          1,450   (a)Bank Austria AG, Pfd.                                                                                   59,241
                  --------------------------------------------------------------------------------------------------   ------------
BELGIUM -- 0.1%
--------------------------------------------------------------------------------------------------------------------
             30   UCB (groupe)                                                                                               99,108
                  --------------------------------------------------------------------------------------------------   ------------
BRAZIL -- 0.4%
--------------------------------------------------------------------------------------------------------------------
        218,000   Centrais Eletricas Brasileiras SA, Preference, Series B                                                   106,121
                  --------------------------------------------------------------------------------------------------
        937,000   Companhia Energetica de Minas Gerais, Preference                                                           45,190
                  --------------------------------------------------------------------------------------------------
        512,000   Petroleo Brasileiro SA, Preference                                                                        112,157
                  --------------------------------------------------------------------------------------------------
      1,211,000   Telecomunicacoes Brasileiras SA                                                                           112,443
                  --------------------------------------------------------------------------------------------------
         11,400   Telecomunicacoes de Sao Paulo SA                                                                              216
                  --------------------------------------------------------------------------------------------------
        341,249   Telecomunicacoes de Sao Paulo SA, Preference                                                               89,830
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     465,957
                  --------------------------------------------------------------------------------------------------   ------------
CHILE -- 0.0%
--------------------------------------------------------------------------------------------------------------------
            400   Banco de A. Edwards, ADR                                                                                    7,000
                  --------------------------------------------------------------------------------------------------
            500   (b)Chilectra SA, ADR, 144A                                                                                 12,480
                  --------------------------------------------------------------------------------------------------
            425   Compania Telecomunicacion Chile, ADR                                                                       11,502
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      30,982
                  --------------------------------------------------------------------------------------------------   ------------
CHINA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         30,000   (a)China Telecommunications                                                                                50,063
                  --------------------------------------------------------------------------------------------------   ------------
COLOMBIA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
            800   Banco Ganadero SA, ADR                                                                                     30,500
                  --------------------------------------------------------------------------------------------------
            900   Banco Industrial Colombiano, ADR                                                                           13,050
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      43,550
                  --------------------------------------------------------------------------------------------------   ------------
DENMARK -- 0.4%
--------------------------------------------------------------------------------------------------------------------
          1,800   BG Bank AS                                                                                                116,918
                  --------------------------------------------------------------------------------------------------
            800   (a)Bang & Olufsen Holding B                                                                                47,077
                  --------------------------------------------------------------------------------------------------
          1,000   Novo-Nordisk, Class B                                                                                     122,460
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

    SHARES                                                                                                               VALUE IN
   OR UNITS                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
DENMARK -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          2,050   (a)Sydbank AS                                                                                        $    109,946
                  --------------------------------------------------------------------------------------------------
          1,450   Unidanmark A                                                                                              102,393
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     498,794
                  --------------------------------------------------------------------------------------------------   ------------
FINLAND -- 0.2%
--------------------------------------------------------------------------------------------------------------------
          5,600   Enso Oy, Class R                                                                                           49,158
                  --------------------------------------------------------------------------------------------------
          2,750   Partek Corp.                                                                                               51,014
                  --------------------------------------------------------------------------------------------------
          5,000   Rauma                                                                                                      86,282
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     186,454
                  --------------------------------------------------------------------------------------------------   ------------
FRANCE -- 1.6%
--------------------------------------------------------------------------------------------------------------------
          1,528   AXA                                                                                                       110,886
                  --------------------------------------------------------------------------------------------------
            700   Accor SA                                                                                                  132,333
                  --------------------------------------------------------------------------------------------------
          2,500   Banque Nationale de Paris                                                                                 121,966
                  --------------------------------------------------------------------------------------------------
            850   Bertrand Faure                                                                                             57,883
                  --------------------------------------------------------------------------------------------------
            600   (a)CLF-Dexia France                                                                                        62,304
                  --------------------------------------------------------------------------------------------------
            265   Canal Plus                                                                                                 46,102
                  --------------------------------------------------------------------------------------------------
          1,200   Compagnie Financiere de Paribas, Class A                                                                   86,697
                  --------------------------------------------------------------------------------------------------
            450   Compagnie de Saint Gobain                                                                                  61,135
                  --------------------------------------------------------------------------------------------------
            720   Elf Aquitaine SA                                                                                           83,546
                  --------------------------------------------------------------------------------------------------
            734   (a)France Telecommunications                                                                               26,956
                  --------------------------------------------------------------------------------------------------
            450   (a)Generale Geophysique                                                                                    48,786
                  --------------------------------------------------------------------------------------------------
          1,000   Groupe Danon BSN SA                                                                                       159,572
                  --------------------------------------------------------------------------------------------------
            160   L'Oreal                                                                                                    61,254
                  --------------------------------------------------------------------------------------------------
          1,100   Pechiney Ord A                                                                                             43,193
                  --------------------------------------------------------------------------------------------------
          1,510   (a)SGS-Thomson Microelectronics N.V.                                                                      106,485
                  --------------------------------------------------------------------------------------------------
          3,300   Schneider SA                                                                                              176,647
                  --------------------------------------------------------------------------------------------------
          4,670   Scor SA                                                                                                   200,856
                  --------------------------------------------------------------------------------------------------
            800   Synthelabo                                                                                                101,638
                  --------------------------------------------------------------------------------------------------
          3,500   Thomson-csf                                                                                               101,265
                  --------------------------------------------------------------------------------------------------
          1,061   Total SA-B                                                                                                111,433
                  --------------------------------------------------------------------------------------------------
          6,500   Usinor Sacilor                                                                                            102,180
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,003,117
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

    SHARES                                                                                                               VALUE IN
   OR UNITS                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
GERMANY, FEDERAL REPUBLIC OF -- 1.3%
--------------------------------------------------------------------------------------------------------------------
          4,025   Bayer AG                                                                                             $    148,972
                  --------------------------------------------------------------------------------------------------
            150   Bayerische Motoren  Werke AG                                                                              112,022
                  --------------------------------------------------------------------------------------------------
          6,600   Commerzbank AG, Frankfurt                                                                                 229,419
                  --------------------------------------------------------------------------------------------------
          1,380   Deutsche Bank, AG                                                                                          88,505
                  --------------------------------------------------------------------------------------------------
          4,150   Dresdner Bank AG, Frankfurt                                                                               160,964
                  --------------------------------------------------------------------------------------------------
            359   Mannesmann AG                                                                                             167,133
                  --------------------------------------------------------------------------------------------------
            315   Muenchener Rueckversicherungs-Gesellschaft AG                                                              98,421
                  --------------------------------------------------------------------------------------------------
            330   SAP AG-Vorzug                                                                                             101,610
                  --------------------------------------------------------------------------------------------------
          1,950   Siemens AG                                                                                                114,501
                  --------------------------------------------------------------------------------------------------
            700   (a)Singulus Technologies AG                                                                                30,961
                  --------------------------------------------------------------------------------------------------
          9,050   Skw Trostberg                                                                                             312,786
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,565,294
                  --------------------------------------------------------------------------------------------------   ------------
HONG KONG -- 0.4%
--------------------------------------------------------------------------------------------------------------------
        259,000   (a)Angang New Steel Co. Ltd.                                                                               40,875
                  --------------------------------------------------------------------------------------------------
         18,000   (a)Cheung  Kong                                                                                           126,903
                  --------------------------------------------------------------------------------------------------
         23,000   China Resources Enterprises Ltd.                                                                           49,539
                  --------------------------------------------------------------------------------------------------
          2,429   HSBC Holdings PLC                                                                                          58,602
                  --------------------------------------------------------------------------------------------------
         11,000   Hutchison Whampoa                                                                                          73,283
                  --------------------------------------------------------------------------------------------------
         16,000   (a)New World Development Co. Ltd.                                                                          59,299
                  --------------------------------------------------------------------------------------------------
         24,000   Peregrine Investments                                                                                      23,595
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     432,096
                  --------------------------------------------------------------------------------------------------   ------------
INDONESIA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         14,000   PT Indosat                                                                                                 31,761
                  --------------------------------------------------------------------------------------------------   ------------
IRELAND -- 0.2%
--------------------------------------------------------------------------------------------------------------------
          4,150   (a)Elan Corp. PLC, ADR                                                                                    218,913
                  --------------------------------------------------------------------------------------------------   ------------
ITALY -- 0.3%
--------------------------------------------------------------------------------------------------------------------
         10,300   Eni                                                                                                        60,128
                  --------------------------------------------------------------------------------------------------
         11,500   Istituto Bancario San Paolo di Torino                                                                      95,259
                  --------------------------------------------------------------------------------------------------
          7,500   La Rinascente S.P.A.                                                                                       56,872
                  --------------------------------------------------------------------------------------------------
         18,000   Telecom Italia S.P.A.                                                                                     112,216
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     324,475
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

    SHARES                                                                                                               VALUE IN
   OR UNITS                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
JAPAN -- 2.9%
--------------------------------------------------------------------------------------------------------------------
          6,600   Circle K Japan Co. Ltd.                                                                              $    331,487
                  --------------------------------------------------------------------------------------------------
         20,000   Fujitsu Ltd.                                                                                              224,094
                  --------------------------------------------------------------------------------------------------
          8,000   Hitachi Maxell                                                                                            179,275
                  --------------------------------------------------------------------------------------------------
          5,000   Ito-Yokado Co., Ltd.                                                                                      225,661
                  --------------------------------------------------------------------------------------------------
          2,000   Mabuchi Motor Co.                                                                                         104,838
                  --------------------------------------------------------------------------------------------------
         82,000   (a)Mazda Motor Corp.                                                                                      229,375
                  --------------------------------------------------------------------------------------------------
         30,000   Minolta Co.                                                                                               172,772
                  --------------------------------------------------------------------------------------------------
         24,000   Mitsubishi Estate Co. Ltd.                                                                                278,315
                  --------------------------------------------------------------------------------------------------
          2,000   Nintendo Corp. Ltd.                                                                                       206,856
                  --------------------------------------------------------------------------------------------------
             30   Nippon Telegraph & Telephone Corp.                                                                        246,817
                  --------------------------------------------------------------------------------------------------
         12,000   Sankyo Co. Ltd.                                                                                           382,684
                  --------------------------------------------------------------------------------------------------
          1,000   Shokoh Fund & Co.                                                                                         284,427
                  --------------------------------------------------------------------------------------------------
          3,000   Sony Corp.                                                                                                256,219
                  --------------------------------------------------------------------------------------------------
         12,000   Sumitomo Bank Ltd., Osaka                                                                                 152,321
                  --------------------------------------------------------------------------------------------------
         35,000   Sumitomo Realty & Development                                                                             234,476
                  --------------------------------------------------------------------------------------------------
         33,000   Tokyu Land Corp.                                                                                           65,677
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,575,294
                  --------------------------------------------------------------------------------------------------   ------------
MALAYSIA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
          1,000   Malayan United Industries Bhd                                                                                 280
                  --------------------------------------------------------------------------------------------------   ------------
MEXICO -- 0.3%
--------------------------------------------------------------------------------------------------------------------
          2,000   Empresas ICA Sociedad Controladora SA, ADR                                                                 31,000
                  --------------------------------------------------------------------------------------------------
         13,000   Fomento Economico Mexicano, SA de C.V., Class B                                                           107,153
                  --------------------------------------------------------------------------------------------------
        215,000   (a)(b)Grupo Financiero Bancomer, SA de C.V., Class B                                                      124,338
                  --------------------------------------------------------------------------------------------------
          2,300   Telefonos de Mexico, Class L, ADR                                                                         113,850
                  --------------------------------------------------------------------------------------------------
          1,800   (a)Tubos de Acero de Mexico SA, ADR                                                                        39,825
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     416,166
                  --------------------------------------------------------------------------------------------------   ------------
NETHERLANDS -- 0.6%
--------------------------------------------------------------------------------------------------------------------
          4,597   ABN-Amro Holdings NV                                                                                       87,670
                  --------------------------------------------------------------------------------------------------
            800   (a)ASM Lithography Holding NV, ADR                                                                         50,000
                  --------------------------------------------------------------------------------------------------
            610   Akzo Nobel NV                                                                                             107,309
                  --------------------------------------------------------------------------------------------------
          1,935   ING Groep, NV                                                                                              78,674
                  --------------------------------------------------------------------------------------------------
          2,500   Koninklijke PTT Nederland NV                                                                              100,387
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

    SHARES                                                                                                               VALUE IN
   OR UNITS                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
NETHERLANDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          1,200   Philips Electronics NV                                                                               $     79,283
                  --------------------------------------------------------------------------------------------------
          4,500   VNU -- Verenigde Nederlandse Uitgeversbedrijven Verenigd Bezit                                            107,784
                  --------------------------------------------------------------------------------------------------
            505   Wolters Kluwer NV                                                                                          66,857
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     677,964
                  --------------------------------------------------------------------------------------------------   ------------
NEW ZEALAND -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         22,000   Air New Zealand Ltd., Class B                                                                              44,791
                  --------------------------------------------------------------------------------------------------   ------------
NORWAY -- 0.1%
--------------------------------------------------------------------------------------------------------------------
          2,500   Saga Petroleum A.S., Class A                                                                               44,845
                  --------------------------------------------------------------------------------------------------
          3,100   Schibsted                                                                                                  52,591
                  --------------------------------------------------------------------------------------------------
          1,300   Smedvig ASA, Class B                                                                                       33,081
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     130,517
                  --------------------------------------------------------------------------------------------------   ------------
SINGAPORE -- 0.1%
--------------------------------------------------------------------------------------------------------------------
          2,500   (a)Creative Technology Ltd.                                                                                66,563
                  --------------------------------------------------------------------------------------------------
         37,000   Natsteel Broadway Ltd.                                                                                     54,205
                  --------------------------------------------------------------------------------------------------
          2,000   Singapore Press Holdings Ltd., Foreign Shares                                                              27,348
                  --------------------------------------------------------------------------------------------------
         17,000   Wing Tai Holdings, Ltd.                                                                                    21,860
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     169,976
                  --------------------------------------------------------------------------------------------------   ------------
SPAIN -- 0.7%
--------------------------------------------------------------------------------------------------------------------
          4,200   (a)Banco Bilbao Vizcaya SA                                                                                126,893
                  --------------------------------------------------------------------------------------------------
          1,600   Banco Popular Espanol                                                                                     101,938
                  --------------------------------------------------------------------------------------------------
          4,800   Endesa SA                                                                                                  90,296
                  --------------------------------------------------------------------------------------------------
          2,860   Iberdrola SA                                                                                               36,539
                  --------------------------------------------------------------------------------------------------
          2,350   Repsol SA                                                                                                 101,653
                  --------------------------------------------------------------------------------------------------
            900   Tabacalera                                                                                                 68,808
                  --------------------------------------------------------------------------------------------------
          3,750   Telefonica de Espana                                                                                      108,142
                  --------------------------------------------------------------------------------------------------
          2,600   Vidrala SA                                                                                                111,247
                  --------------------------------------------------------------------------------------------------
            693   Zardoya-Otis SA                                                                                            80,635
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     826,151
                  --------------------------------------------------------------------------------------------------   ------------
SWEDEN -- 0.6%
--------------------------------------------------------------------------------------------------------------------
            900   Electrolux B                                                                                               70,867
                  --------------------------------------------------------------------------------------------------
          7,100   Munksjo AB                                                                                                 67,124
                  --------------------------------------------------------------------------------------------------
         19,000   Skand Enskilda BKN, Class A                                                                               223,920
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

    SHARES                                                                                                               VALUE IN
   OR UNITS                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SWEDEN -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          2,550   Skandia Forsakrings AB                                                                               $    134,410
                  --------------------------------------------------------------------------------------------------
          2,600   Trygg-hansa B                                                                                              80,982
                  --------------------------------------------------------------------------------------------------
          3,900   Volvo AB, Class B                                                                                         104,047
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     681,350
                  --------------------------------------------------------------------------------------------------   ------------
SWITZERLAND -- 1.2%
--------------------------------------------------------------------------------------------------------------------
             60   (a)ABB AG                                                                                                  79,829
                  --------------------------------------------------------------------------------------------------
             35   (a)Baloise Holdings-REG                                                                                    62,351
                  --------------------------------------------------------------------------------------------------
            800   Credit Suisse Group-Registered                                                                            116,987
                  --------------------------------------------------------------------------------------------------
            180   Holderbank Financiere Glaris AG, Class B                                                                  156,922
                  --------------------------------------------------------------------------------------------------
            240   Nestle SA                                                                                                 353,149
                  --------------------------------------------------------------------------------------------------
            113   Novartis AG - REG                                                                                         180,540
                  --------------------------------------------------------------------------------------------------
             24   (a)Roche Holding AG                                                                                       214,785
                  --------------------------------------------------------------------------------------------------
            143   UBS -- Union Bank of Switzerland                                                                          182,035
                  --------------------------------------------------------------------------------------------------
            220   Zurich Versicherungsgesellschaft                                                                           92,580
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,439,178
                  --------------------------------------------------------------------------------------------------   ------------
UNITED KINGDOM -- 3.3%
--------------------------------------------------------------------------------------------------------------------
         12,067   BBA Group PLC                                                                                              76,731
                  --------------------------------------------------------------------------------------------------
          9,015   Barclays PLC                                                                                              217,419
                  --------------------------------------------------------------------------------------------------
          6,700   Bass PLC                                                                                                   96,183
                  --------------------------------------------------------------------------------------------------
          6,477   Boc Group PLC                                                                                             103,374
                  --------------------------------------------------------------------------------------------------
          3,800   Boots Co. PLC                                                                                              55,835
                  --------------------------------------------------------------------------------------------------
          5,065   British Aerospace PLC                                                                                     138,237
                  --------------------------------------------------------------------------------------------------
         20,000   British Airways                                                                                           181,388
                  --------------------------------------------------------------------------------------------------
          9,283   British Petroleum Co. PLC                                                                                 126,992
                  --------------------------------------------------------------------------------------------------
          7,000   British Sky Broadcasting Group PLC                                                                         52,018
                  --------------------------------------------------------------------------------------------------
         13,687   Cadbury Schweppes PLC                                                                                     142,163
                  --------------------------------------------------------------------------------------------------
          3,900   Commercial Union PLC                                                                                       53,682
                  --------------------------------------------------------------------------------------------------
         11,400   Compass Group                                                                                             136,122
                  --------------------------------------------------------------------------------------------------
         15,263   EMI Group PLC                                                                                             114,969
                  --------------------------------------------------------------------------------------------------
         10,000   Energy Group PLC                                                                                          107,330
                  --------------------------------------------------------------------------------------------------
          6,406   GKN PLC                                                                                                   139,242
                  --------------------------------------------------------------------------------------------------
         10,000   (a)Gallaher Group PLC                                                                                      54,045
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

  SHARES OR
   UNITS OR
  PRINCIPAL                                                                                                              VALUE IN
    AMOUNT                                                                                                             U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
         10,890   General Electric Co. PLC                                                                             $     70,902
                  --------------------------------------------------------------------------------------------------
          7,552   Glaxo Wellcome PLC                                                                                        165,810
                  --------------------------------------------------------------------------------------------------
          7,436   Granada Group PLC                                                                                         106,372
                  --------------------------------------------------------------------------------------------------
          8,458   Grand Metropolitan PLC                                                                                     76,995
                  --------------------------------------------------------------------------------------------------
         10,000   Imperial Tobacco Group PLC                                                                                 66,712
                  --------------------------------------------------------------------------------------------------
         16,000   Lloyds TSB Group PLC                                                                                      182,401
                  --------------------------------------------------------------------------------------------------
          8,500   Marks & Spencer PLC                                                                                        87,426
                  --------------------------------------------------------------------------------------------------
         18,000   National Westminster Bank, PLC, London                                                                    272,994
                  --------------------------------------------------------------------------------------------------
          9,000   Next                                                                                                      112,481
                  --------------------------------------------------------------------------------------------------
          4,600   Pearson                                                                                                    64,094
                  --------------------------------------------------------------------------------------------------
          8,000   PowerGen PLC                                                                                              103,293
                  --------------------------------------------------------------------------------------------------
          4,758   Reckitt & Colman PLC                                                                                       69,349
                  --------------------------------------------------------------------------------------------------
         10,200   Reed International PLC                                                                                    108,615
                  --------------------------------------------------------------------------------------------------
          2,653   Rio Tinto PLC                                                                                              32,037
                  --------------------------------------------------------------------------------------------------
          5,600   Royal & Sun Alliance Insurance Group PLC                                                                   50,410
                  --------------------------------------------------------------------------------------------------
         15,000   Shell Transport & Trading Co.                                                                             102,094
                  --------------------------------------------------------------------------------------------------
          5,942   Siebe PLC                                                                                                 108,082
                  --------------------------------------------------------------------------------------------------
         33,000   Smith & Nephew PLC                                                                                         95,305
                  --------------------------------------------------------------------------------------------------
             43   Smithkline Beecham PLC                                                                                        399
                  --------------------------------------------------------------------------------------------------
            565   Tarmac                                                                                                      1,097
                  --------------------------------------------------------------------------------------------------
         12,841   Tomkins PLC                                                                                                65,278
                  --------------------------------------------------------------------------------------------------
         22,000   Vodafone Group PLC                                                                                        147,137
                  --------------------------------------------------------------------------------------------------
          2,720   Zeneca Group                                                                                               86,823
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,971,836
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL FOREIGN EQUITY                                                                                   18,818,759
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL STOCKS (IDENTIFIED COST $75,565,264)                                                             85,295,940
                  --------------------------------------------------------------------------------------------------   ------------
BONDS -- 29.4%
--------------------------------------------------------------------------------------------------------------------
TREASURY AND GOVERNMENT SECURITIES -- 20.4%
--------------------------------------------------------------------------------------------------------------------
(C)REPURCHASE AGREEMENT -- 8.9%
--------------------------------------------------------------------------------------------------------------------
    $10,825,000   BT Securities Corp., 10,825,000 shares, 5.730%, dated 11/28/1997, due 12/1/1997
                  (AT AMORTIZED COST)                                                                                    10,825,000
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

   PRINCIPAL                                                                                                             VALUE IN
    AMOUNT                                                                                                             U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TREASURY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
UNITED STATES TREASURY SECURITIES -- 11.5%
--------------------------------------------------------------------------------------------------------------------
     $3,100,000   United States Treasury Bond, 8.125%, 5/15/2021                                                       $  3,857,671
                  --------------------------------------------------------------------------------------------------
      3,000,000   United States Treasury Note, 6.250%, 2/15/2003                                                          3,052,470
                  --------------------------------------------------------------------------------------------------
      1,605,000   United States Treasury Note, 6.375%, 8/15/2002                                                          1,639,010
                  --------------------------------------------------------------------------------------------------
      3,475,000   United States Treasury Note, 6.500%, 10/15/2006                                                         3,614,487
                  --------------------------------------------------------------------------------------------------
      1,800,000   United States Treasury Bill, 12/18/97                                                                   1,797,476
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                  13,961,114
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL TREASURY AND GOVERNMENT SECURITIES                                                               24,786,114
                  --------------------------------------------------------------------------------------------------   ------------
MORTGAGE-BACKED SECURITIES -- 2.2%
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY -- 2.2%
--------------------------------------------------------------------------------------------------------------------
        489,419   Federal Home Loan Mortgage Corp., 7.00%, 1/1/2027                                                         491,499
                  --------------------------------------------------------------------------------------------------
        188,567   Federal National Mortgage Association, 8.00%, 7/1/2023                                                    196,110
                  --------------------------------------------------------------------------------------------------
        418,504   Federal National Mortgage Association, 7.00%, 8/1/2011                                                    423,213
                  --------------------------------------------------------------------------------------------------
        505,075   Federal National Mortgage Association, 6.50%, 7/1/2026                                                    496,342
                  --------------------------------------------------------------------------------------------------
        477,998   Federal National Mortgage Association, 7.50%, 8/1/2026                                                    488,155
                  --------------------------------------------------------------------------------------------------
        182,845   Government National Mortgage Association, 9.00%, 10/15/2019                                               197,586
                  --------------------------------------------------------------------------------------------------
        385,839   Government National Mortgage Association, 8.50%, 10/15/2022                                               407,542
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL MORTGAGE-BACKED SECURITIES                                                                        2,700,447
                  --------------------------------------------------------------------------------------------------   ------------
HIGH YIELD BONDS -- 2.7%
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILE -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         25,000   Collins & Aikman Products, Sr. Sub. Note, 11.50%, 4/15/2006                                                28,375
                  --------------------------------------------------------------------------------------------------
         50,000   Lear Corporation, Sub. Note, 9.50%, 7/15/2006                                                              54,688
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      83,063
                  --------------------------------------------------------------------------------------------------   ------------
BANKING -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   First Nationwide Escrow , Sr. Sub. Note, 10.625%, 10/1/2003                                                55,875
                  --------------------------------------------------------------------------------------------------   ------------
BROADCAST RADIO & TV -- 0.1%
--------------------------------------------------------------------------------------------------------------------
                  American Radio Systems Corp., 325 PIK Pfd. Shares, 11.375%                                                 38,350
                  --------------------------------------------------------------------------------------------------
                  Chancellor Media Corp., 304 Exchangeable Pfd. Shares, $12.00                                               36,073
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Fox/Liberty Networks, LLC, Sr. Disc. Note, 8/15/2007                                                    31,375
                  --------------------------------------------------------------------------------------------------
                  (b)Sinclair Broadcast Group, Inc., 500 Pfd. Shares, Series A, $11.625                                      55,250
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     161,048
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

   PRINCIPAL                                                                                                             VALUE IN
    AMOUNT                                                                                                             U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
BUSINESS EQUIPMENT & SERVICES -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        $33,000   Knoll, Inc., Sr. Sub. Note, 10.875%, 3/15/2006                                                       $     36,960
                  --------------------------------------------------------------------------------------------------
         17,000   United Stationers Supply, Sr. Sub. Note, 12.75%, 5/1/2005                                                  19,423
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      56,383
                  --------------------------------------------------------------------------------------------------   ------------
CABLE TELEVISION -- 0.4%
--------------------------------------------------------------------------------------------------------------------
             14   (a)(b)CS Wireless Systems, Inc.                                                                                 0
                  --------------------------------------------------------------------------------------------------
         25,000   Cablevision Systems Corp., Sr. Sub. Note, 9.875%, 5/15/2006                                                27,187
                  --------------------------------------------------------------------------------------------------
         25,000   Cablevision Systems, Sr. Sub. Note, 9.25%, 11/1/2005                                                       26,437
                  --------------------------------------------------------------------------------------------------
         50,000   Charter Communication Southeast, Sr. Note, 11.25%, 3/15/2006                                               55,750
                  --------------------------------------------------------------------------------------------------
         50,000   Comcast Corp., Sr. Sub. Deb., 9.375%, 5/15/2005                                                            53,875
                  --------------------------------------------------------------------------------------------------
         75,000   (b)Diamond Cable Comm. PLC, Sr. Disc. Note, 0/10.75%, 2/15/2007                                            49,875
                  --------------------------------------------------------------------------------------------------
         50,000   Echostar Satellite Broadcasting Corp. Sr. Disc. Note, 0/13.125%, 3/15/2004                                 41,750
                  --------------------------------------------------------------------------------------------------
         25,000   International Cabletel, Sr. Defd. Cpn. Note, 2/1/2006                                                      19,188
                  --------------------------------------------------------------------------------------------------
        100,000   International Cabletel, Sr. Disc. Note, 0/12.75%, 4/15/2005                                                82,500
                  --------------------------------------------------------------------------------------------------
         25,000   Pegasus Media , Note, 12.50%, 7/1/2005                                                                     28,625
                  --------------------------------------------------------------------------------------------------
         50,000   Rogers Cablesystems Inc., Sr. Secd. 2nd Priority Note, 10.00%, 12/1/2007                                   54,750
                  --------------------------------------------------------------------------------------------------
         75,000   Telewest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007                                                          57,563
                  --------------------------------------------------------------------------------------------------
         25,000   UIH Australia/Pacific, Sr. Disc. Note, 0/14.00%, 5/15/2006                                                 16,375
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     513,875
                  --------------------------------------------------------------------------------------------------   ------------
CHEMICALS & PLASTICS -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         25,000   RBX Corp., Sr. Sub. Note,  Series B, 11.25%, 10/15/2005                                                    21,500
                  --------------------------------------------------------------------------------------------------   ------------
CLOTHING & TEXTILES -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Collins & Aikman Floorcoverings., Sr. Sub. Note, 10.00%, 1/15/2007                                         51,875
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Glenoit Corporation, Sr. Sub. Note, 11.00%, 4/15/2007                                                   54,250
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     106,125
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER PRODUCTS -- 0.2%
--------------------------------------------------------------------------------------------------------------------
         50,000   Herff Jones, Inc., Sr. Sub. Note, 11.00%, 8/15/2005                                                        54,500
                  --------------------------------------------------------------------------------------------------
         50,000   ICON Fitness Corp., Sr. Disc. Note, 11/15/2006                                                             29,250
                  --------------------------------------------------------------------------------------------------
         50,000   Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                                            50,375
                  --------------------------------------------------------------------------------------------------
         50,000   Renaissance Cosmetics, Inc., Sr. Note, 11.75%, 2/15/2004                                                   47,250
                  --------------------------------------------------------------------------------------------------
         25,000   Simmons Co., Sr. Sub. Note, 10.75%, 4/15/2006                                                              26,250
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     207,625
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

   PRINCIPAL                                                                                                             VALUE IN
    AMOUNT                                                                                                             U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
ECOLOGICAL SERVICES & EQUIPMENT -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        $50,000   (b)Allied Waste N.A., Inc., Company Guarantee, 10.25%, 12/1/2006                                     $     54,750
                  --------------------------------------------------------------------------------------------------   ------------
ELECTRONICS -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   (b)Fairchild Semiconductor, Sr. Sub., 10.125%, 3/15/2007                                                   53,000
                  --------------------------------------------------------------------------------------------------   ------------
FOOD & DRUG RETAILERS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         25,000   Carr Gottstein Foods Co., Sr. Sub. Note, 12.00%, 11/15/2005                                                27,875
                  --------------------------------------------------------------------------------------------------
         50,000   Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                                                           56,375
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      84,250
                  --------------------------------------------------------------------------------------------------   ------------
FOOD PRODUCTS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Aurora Foods, Inc., Sr. Sub. Note, 9.875%, 2/15/2007                                                       52,750
                  --------------------------------------------------------------------------------------------------
         50,000   International Home Foods, Sr. Sub. Note, 10.375%, 11/1/2006                                                54,750
                  --------------------------------------------------------------------------------------------------
         25,000   Van De Kamp's, Inc., Sr. Sub. Note, 12.00%, 9/15/2005                                                      27,875
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     135,375
                  --------------------------------------------------------------------------------------------------   ------------
FOREST PRODUCTS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         25,000   Four M Corp., Sr. Note, 12.00%, 6/1/2006                                                                   26,750
                  --------------------------------------------------------------------------------------------------
         50,000   Stone Container, Sr. Note, 11.50%, 10/1/2004                                                               54,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      81,500
                  --------------------------------------------------------------------------------------------------   ------------
HEALTHCARE -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Dade International, Inc., Sr. Sub. Note, 11.125%, 5/1/2006                                                 55,875
                  --------------------------------------------------------------------------------------------------
         50,000   Tenet Healthcare, Sr. Sub. Note, 10.125%, 3/1/2005                                                         54,313
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     110,188
                  --------------------------------------------------------------------------------------------------   ------------
INDUSTRIAL PRODUCTS & EQUIPMENT -- 0.2%
--------------------------------------------------------------------------------------------------------------------
         25,000   Cabot Safety Corp., Sr. Sub. Note, 12.50%, 7/15/2005                                                       28,125
                  --------------------------------------------------------------------------------------------------
         50,000   Continental Global, Inc., Sr. Note, 11.00%, 4/1/2007                                                       53,750
                  --------------------------------------------------------------------------------------------------
         50,000   Euramax International Plc, Sr. Sub. Note, 11.25%, 10/1/2006                                                54,375
                  --------------------------------------------------------------------------------------------------
         50,000   Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003                                                      51,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     188,000
                  --------------------------------------------------------------------------------------------------   ------------
LEISURE & ENTERTAINMENT -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   AMF Group, Inc., Sr. Sub. Disc. Note, 0/12.25%, 3/15/2006                                                  39,000
                  --------------------------------------------------------------------------------------------------
         25,000   Cobblestone Golf, Sr. Note, 11.50%, 6/1/2003                                                               27,125
                  --------------------------------------------------------------------------------------------------
         50,000   Premier Parks, Sr. Note, 9.75%, 1/15/2007                                                                  53,500
                  --------------------------------------------------------------------------------------------------
         50,000   Viacom Inc, Sub. Deb., 8.00%, 7/7/2006                                                                     50,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     169,625
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

   PRINCIPAL                                                                                                             VALUE IN
    AMOUNT                                                                                                             U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
MACHINERY & EQUIPMENT -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        $50,000   Alvey Systems, Sr. Sub. Note, 11.375%, 1/31/2003                                                     $     53,250
                  --------------------------------------------------------------------------------------------------
         50,000   Clark Material Handling , Sr. Note, 10.75%, 11/15/2006                                                     53,000
                  --------------------------------------------------------------------------------------------------
         25,000   Tokheim Corp., Sr. Sub. Note, 11.50%, 8/1/2006                                                             28,375
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     134,625
                  --------------------------------------------------------------------------------------------------   ------------
OIL & GAS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Abraxas Petroleum Corp., Sr. Note, 11.50%, 11/1/2004                                                       54,437
                  --------------------------------------------------------------------------------------------------
         50,000   Falcon Drilling Company, Sr. Note, 9.75%, 1/15/2001                                                        52,500
                  --------------------------------------------------------------------------------------------------
         50,000   Forcenergy Inc., Sr. Sub. Note, 9.50%, 11/1/2006                                                           52,875
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     159,812
                  --------------------------------------------------------------------------------------------------   ------------
PRINTING & PUBLISHING -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Garden State Newspapers, Inc., Sr. Sub. Note, 12.00%, 7/1/2004                                             56,250
                  --------------------------------------------------------------------------------------------------
         50,000   Hollinger International, Sr. Sub. Note, 9.25%, 3/15/2007                                                   52,000
                  --------------------------------------------------------------------------------------------------
                  Primedia, Inc., 500 Pfd. Shares, Series D, $10.00                                                          51,875
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     160,125
                  --------------------------------------------------------------------------------------------------   ------------
STEEL -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004                                            55,250
                  --------------------------------------------------------------------------------------------------   ------------
SURFACE TRANSPORTATION -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         25,000   Ameritruck Distribution, Sr. Sub. Note, 12.25%, 11/15/2005                                                 26,375
                  --------------------------------------------------------------------------------------------------
         50,000   Statia Terminals, 1st Mtg. Note, 11.75%, 11/15/2003                                                        53,000
                  --------------------------------------------------------------------------------------------------
         25,000   Stena AB, Sr. Note, 10.50%, 12/15/2005                                                                     27,344
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     106,719
                  --------------------------------------------------------------------------------------------------   ------------
TELECOMMUNICATIONS & CELLULAR -- 0.3%
--------------------------------------------------------------------------------------------------------------------
         50,000   Brooks Fiber Properties, Inc. Sr. Disc. Note, 0/10.875%, 3/1/2006                                          41,375
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Hermes Europe Railtel B.V, Sr. Note, 11.50%, 8/15/2007                                                  55,000
                  --------------------------------------------------------------------------------------------------
         50,000   Intermedia Communications, Sr. Disc. Note, 0/12.50%, 5/15/2006                                             39,000
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Metronet Communications, Unit, 12.00%, 8/15/2007                                                        56,750
                  --------------------------------------------------------------------------------------------------
             77   (a)NEXTEL Communications, Inc., Class A                                                                     1,944
                  --------------------------------------------------------------------------------------------------
         50,000   NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.75%, 8/15/2004                                            43,375
                  --------------------------------------------------------------------------------------------------
         25,000   Paging Network, Inc., Sr. Sub. Note, 10.00%, 10/15/2008                                                    25,938
                  --------------------------------------------------------------------------------------------------
         50,000   (b) Qwest Communications, Inc., Sr. Disc. Note, 10/15/2007                                                 32,500
                  --------------------------------------------------------------------------------------------------
         25,000   Sygnet Wireless, Inc., Sr. Note, 11.50%, 10/1/2006                                                         27,125
                  --------------------------------------------------------------------------------------------------
         50,000   Teleport Communications, Sr. Disc. Note, 0/11.125%, 7/1/2007                                               39,813
                  --------------------------------------------------------------------------------------------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

   PRINCIPAL
   AMOUNT OR
    FOREIGN
    CURRENCY
      PAR                                                                                                                VALUE IN
    AMOUNT                                                                                                             U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS & CELLULAR --CONTINUED
--------------------------------------------------------------------------------------------------------------------
        $50,000   Vanguard Cellular Systems, Deb., 9.375%, 4/15/2006                                                   $     52,375
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     415,195
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   California Energy Co., Sr. Note, 10.25%, 1/15/2004                                                         54,250
                  --------------------------------------------------------------------------------------------------
                  El Paso Electric Co., 605 PIK Pfd. Shares, Series A, 11.40%                                                66,248
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     120,498
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL HIGH YIELD BONDS                                                                                  3,234,406
                  --------------------------------------------------------------------------------------------------   ------------
FOREIGN BONDS -- 4.1%
--------------------------------------------------------------------------------------------------------------------
AUSTRALIA DOLLAR -- 0.3%
--------------------------------------------------------------------------------------------------------------------
        115,000   Federal National Mortgage Association, 6.500%, 7/10/2002                                                   80,147
                  --------------------------------------------------------------------------------------------------
         85,000   Qtc-global Notes, Deb., 10.5%, 5/15/2003                                                                   69,575
                  --------------------------------------------------------------------------------------------------
        260,000   West Aust T Corp, Local Government Guarantee, 8%, 7/15/2003                                               192,822
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     342,544
                  --------------------------------------------------------------------------------------------------   ------------
BELGIUM FRANC -- 0.0%
--------------------------------------------------------------------------------------------------------------------
        514,000   Belgian Govt., Bond, 6.50%, 3/31/2005                                                                      15,024
                  --------------------------------------------------------------------------------------------------   ------------
CANADA DOLLAR -- 0.3%
--------------------------------------------------------------------------------------------------------------------
        204,000   Canada Government, Deb., 6.50%, 6/1/2004                                                                  151,534
                  --------------------------------------------------------------------------------------------------
        155,000   Ontario Hydro, 9.00%, 6/24/2002                                                                           124,873
                  --------------------------------------------------------------------------------------------------
         68,000   Ontario Hydro, Bond, 7.75%, 11/3/2005                                                                      53,839
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     330,246
                  --------------------------------------------------------------------------------------------------   ------------
DANISH KRONE -- 0.3%
--------------------------------------------------------------------------------------------------------------------
      1,927,000   Denmark - Bullet, Bond, 8.00%, 3/15/2006                                                                  327,903
                  --------------------------------------------------------------------------------------------------
        500,000   Denmark, 8.00%, 5/15/2003                                                                                  83,457
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     411,360
                  --------------------------------------------------------------------------------------------------   ------------
FRENCH FRANC -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        324,000   France O.A.T., Bond, 7.25%, 4/25/2006                                                                      61,965
                  --------------------------------------------------------------------------------------------------
        187,500   France O.A.T., Bond, 7.50%, 4/25/2005                                                                     236,146
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     298,111
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

    FOREIGN
    CURRENCY
      PAR                                                                                                                VALUE IN
     AMOUNT                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
DEUTCHE MARK -- 0.6%
--------------------------------------------------------------------------------------------------------------------
         91,000   DG-HYPBK 5.75%, 1/22/2007                                                                            $     52,170
                  --------------------------------------------------------------------------------------------------
     20,000,000   KFW International Finance, 600%, 11/29/1999                                                               173,399
                  --------------------------------------------------------------------------------------------------
        150,000   KFW International Finance, Bank Guarantee, 6.75%, 6/20/2005                                                91,012
                  --------------------------------------------------------------------------------------------------
        600,000   KFW International Finance, 7.00%, 5/12/2000                                                               107,304
                  --------------------------------------------------------------------------------------------------
        120,000   Tennesee Valley Authority - Global Bond, 6.375%, 9/18/2006                                                 71,347
                  --------------------------------------------------------------------------------------------------
        435,000   Treuhandanstalt, 7.75%, 10/1/2002                                                                         274,764
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     769,996
                  --------------------------------------------------------------------------------------------------   ------------
GREEK DRACHMA -- 0.1%
--------------------------------------------------------------------------------------------------------------------
     22,800,000   Hellenic Republic, FRN 10/23/2003                                                                          78,376
                  --------------------------------------------------------------------------------------------------   ------------
ITALIAN LIRA -- 0.4%
--------------------------------------------------------------------------------------------------------------------
    150,000,000   Btps, Bond, 10.50%, 11/1/2000                                                                              98,714
                  --------------------------------------------------------------------------------------------------
    215,000,000   Btps, Deb., 12.00%, 5/18/1999                                                                             135,403
                  --------------------------------------------------------------------------------------------------
    380,000,000   Buoni Poliennali Del Tes, 9.50%, 1/1/2005                                                                 266,813
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     500,930
                  --------------------------------------------------------------------------------------------------   ------------
JAPANESE YEN -- 0.1%
--------------------------------------------------------------------------------------------------------------------
     11,000,000   Interamerican Development, Deb., 7.25%, 5/15/2000                                                          99,927
                  --------------------------------------------------------------------------------------------------   ------------
NETHERLANDS GUILDER -- 0.4%
--------------------------------------------------------------------------------------------------------------------
        255,000   Bank Ned Gemeenten, Bond, 6.375%, 1/4/2006                                                                135,180
                  --------------------------------------------------------------------------------------------------
        340,000   Bank Ned Gemeenten, Bond, 7.75%, 12/20/2004                                                               193,328
                  --------------------------------------------------------------------------------------------------
        130,000   Lkb-global Bd, Bank Guarantee, 6.00%, 1/25/2006                                                            75,523
                  --------------------------------------------------------------------------------------------------
         90,000   Netherlands Government, 6.00%, 1/15/2006                                                                   47,144
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     451,175
                  --------------------------------------------------------------------------------------------------   ------------
NEW ZEALAND DOLLAR -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         61,000   New Zealand Government, 8.00%, 2/15/2001                                                                   38,819
                  --------------------------------------------------------------------------------------------------
         55,000   New Zealand Government, Bond, 8.00%, 7/15/1998                                                             34,085
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      72,904
                  --------------------------------------------------------------------------------------------------   ------------
NORWEGIAN KRONE -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        641,000   NGB, Bond, 9.00%, 1/31/1999                                                                                93,662
                  --------------------------------------------------------------------------------------------------
        330,000   Norwegian Government, Bond, 7.00%, 5/31/2001                                                               48,802
                  --------------------------------------------------------------------------------------------------
        247,000   Norwegian Government, Foreign Government Guarantee, 5.75%, 11/30/2004                                      34,979
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     177,443
                  --------------------------------------------------------------------------------------------------   ------------

                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND

    FOREIGN
    CURRENCY
      PAR                                                                                                                VALUE IN
     AMOUNT                                                                                                            U.S. DOLLARS
---------------   --------------------------------------------------------------------------------------------------   ------------
BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
PORTUGUESE ESCUDO -- 0.3%
--------------------------------------------------------------------------------------------------------------------
     50,250,000   Portuguese Ot's, Bond, 11.875%, 2/23/2000                                                            $    318,399
                  --------------------------------------------------------------------------------------------------   ------------
SPANISH PESETA -- 0.4%
--------------------------------------------------------------------------------------------------------------------
     16,000,000   Spanish Government, 10.00%, 2/28/2005                                                                     135,122
                  --------------------------------------------------------------------------------------------------
     29,000,000   Spanish Government, Bond, 8.80%, 4/30/2006                                                                234,192
                  --------------------------------------------------------------------------------------------------
      3,410,000   Spanish Government, Bond, 9.40%, 4/30/1999                                                                 24,289
                  --------------------------------------------------------------------------------------------------
      8,540,000   Spanish Government, Deb., 10.10%, 2/28/2001                                                                65,844
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     459,447
                  --------------------------------------------------------------------------------------------------   ------------
SWEDISH KRONA -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        800,000   Sweden, 6.00%, 2/9/2005                                                                                   102,464
                  --------------------------------------------------------------------------------------------------   ------------
UNITED KINGDOM POUND -- 0.5%
--------------------------------------------------------------------------------------------------------------------
        187,000   British Gas PLC, 8.875%, 7/8/2008                                                                         350,834
                  --------------------------------------------------------------------------------------------------
         38,000   U.K. Treasury, Deb., 8.50%, 12/7/2005                                                                      71,739
                  --------------------------------------------------------------------------------------------------
         92,000   United Kingdom Treasury, Bond, 7.50%, 12/7/2006                                                           165,333
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     587,906
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL BONDS (IDENTIFIED COST $33,430,306)                                                              35,737,219
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL INVESTMENTS (IDENTIFIED COST $108,995,570)(D)                                                  $121,033,159
                  --------------------------------------------------------------------------------------------------   ------------

  * The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividends and capital gain payments to shareholders and corporate actions while maintaining exposure to the index and minimize trading costs. The underlying face amount, at value of open index futures contracts is $1,943,325 at November 30, 1997, which represents 1.6% of net assets. Taking into consideration these open index futures contracts, the Fund's effective total exposure to stocks is 71.6%, and increasing the total exposure to small company stocks is 17.5%.

(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1997, these securities amounted to $565,818 which represents 0.5% of net assets.


(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations. The investment in the repurchase agreement was through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $109,120,200. The net unrealized appreciation of investments on a federal tax basis amounts to $11,912,959 which is comprised of $14,778,325 appreciation and $2,865,366 depreciation at November 30, 1997.

    Certain securites maybe classified in multiple categorizations based on purpose of individual purchases.

Note: The categories of investments are shown as a percentage of net assets ($121,785,040) at November 30, 1997.

The following acronyms are used throughout this portfolio:

ADR -- American Depository Receipt FRN -- Floating Rate Note LLC -- Limited Liability Corporation PIK -- Payment in Kind PLC -- Public Limited Company PP -- Principal Payment SPA -- Standby Purchase Agreement TRANs -- Tax and Revenue Anticipation Notes

(See Notes which are an integral part of the Financial Statements)






                                        STATEMENT OF ASSETS AND LIABILITIES

                                      FEDERATED MANAGED AGGRESSIVE GROWTH FUND
                                                  NOVEMBER 30, 1997

ASSETS:
-----------------------------------------------------------------------------------------
Total investments in securities, at value
(identified cost $108,995,570, and tax cost $109,120,200)                                      $121,033,159
-----------------------------------------------------------------------------------------
Income receivable                                                                                   510,615
-----------------------------------------------------------------------------------------
Receivable for investments sold                                                                     285,431
-----------------------------------------------------------------------------------------
Receivable for shares sold                                                                          215,146
-----------------------------------------------------------------------------------------
Deferred organizational costs                                                                        53,030
-----------------------------------------------------------------------------------------
Other assets                                                                                         10,830
-----------------------------------------------------------------------------------------      ------------
Total assets                                                                                    122,108,211
-----------------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------
Payable for investments purchased                                           $     158,619
-------------------------------------------------------------------------
Payable for shares redeemed                                                        63,420
-------------------------------------------------------------------------
Payable to Bank                                                                    16,170
-------------------------------------------------------------------------
Payable for taxes withheld                                                          4,130
-------------------------------------------------------------------------
Payable for daily variation margin                                                  1,125
-------------------------------------------------------------------------
Net payable for foreign currency exchange contracts purchased                         754
-------------------------------------------------------------------------
Accrued expenses                                                                   78,953
-------------------------------------------------------------------------   ------------
Total liabilities                                                                                   323,171
-----------------------------------------------------------------------------------------      ------------
NET ASSETS for 8,972,539 shares outstanding                                                    $121,785,040
-----------------------------------------------------------------------------------------      ------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------
Paid in capital                                                                                $103,516,000
-----------------------------------------------------------------------------------------
Net unrealized appreciation of investments and translation of assets and liabilities in
foreign currency                                                                                 12,044,513
-----------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                    6,376,159
-----------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment income                                       (151,632)
-----------------------------------------------------------------------------------------      ------------
Total Net Assets                                                                               $121,785,040
-----------------------------------------------------------------------------------------      ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
-----------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:
-----------------------------------------------------------------------------------------
$76,271,005 [DIVIDED BY] 5,616,365 shares outstanding                                                $13.58
-----------------------------------------------------------------------------------------      ------------
SELECT SHARES:
-----------------------------------------------------------------------------------------
$45,514,035 [DIVIDED BY] 3,356,174 shares outstanding                                                $13.56
-----------------------------------------------------------------------------------------      ------------


(See Notes which are an integral part of the Financial Statements)






                                             STATEMENT OF OPERATIONS

                                     FEDERATED MANAGED AGGRESSIVE GROWTH FUND
                                            YEAR ENDED NOVEMBER 30, 1997

INVESTMENT INCOME:
------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $45,886)                                           $    901,795
------------------------------------------------------------------------------------------
Interest (net of foreign taxes withheld of $5,657)                                                2,361,762
------------------------------------------------------------------------------------------     ------------
Total income                                                                                      3,263,557
------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------
Investment advisory fee                                                        $   762,135
---------------------------------------------------------------------------
Administrative personnel and services fee                                           154,893
---------------------------------------------------------------------------
Custodian fees                                                                       82,950
---------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                            135,742
---------------------------------------------------------------------------
Directors'/Trustees' fees                                                             4,040
---------------------------------------------------------------------------
Auditing fees                                                                        16,542
---------------------------------------------------------------------------
Legal fees                                                                            4,044
---------------------------------------------------------------------------
Portfolio accounting fees                                                            74,016
---------------------------------------------------------------------------
Distribution services fee -- Select Shares                                          301,711
---------------------------------------------------------------------------
Shareholder services fee -- Institutional Shares                                    153,479
---------------------------------------------------------------------------
Shareholder services fee -- Select Shares                                           100,570
---------------------------------------------------------------------------
Share registration costs                                                             43,433
---------------------------------------------------------------------------
Printing and postage                                                                 40,047
---------------------------------------------------------------------------
Insurance premiums                                                                    3,596
---------------------------------------------------------------------------
Taxes                                                                                 2,968
---------------------------------------------------------------------------
Miscellaneous                                                                        22,904
---------------------------------------------------------------------------    ------------
Total expenses                                                                    1,903,070
---------------------------------------------------------------------------
Waivers --
------------------------------------------------------------
Waiver of investment advisory fee                              $   (326,658)
------------------------------------------------------------
Waiver of distribution services fee -- Select Shares               (100,570)
------------------------------------------------------------
Waiver of shareholder services fee -- Institutional Shares         (122,783)
------------------------------------------------------------   ------------
Total waivers                                                                      (550,011)
---------------------------------------------------------------------------    ------------
Net expenses                                                                                      1,353,059
------------------------------------------------------------------------------------------     ------------
Net investment income                                                                             1,910,498
------------------------------------------------------------------------------------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions
(net of foreign taxes withheld of $237)                                                           6,131,980
------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments and translation of assets
and liabilities in foreign currency                                                               5,658,166
------------------------------------------------------------------------------------------     ------------
Net realized and unrealized gain on investments and foreign currency                             11,790,146
------------------------------------------------------------------------------------------     ------------
Change in net assets resulting from operations                                                 $ 13,700,644
------------------------------------------------------------------------------------------     ------------


(See Notes which are an integral part of the Financial Statements)






                                       STATEMENT OF CHANGES IN NET ASSETS
                                     FEDERATED MANAGED AGGRESSIVE GROWTH FUND

                                                                                             YEAR ENDED NOVEMBER 30,
                                                                                        ----------------------------------
                                                                                            1997                1996
                                                                                        ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS:
-------------------------------------------------------------------------------------
OPERATIONS --
-------------------------------------------------------------------------------------
Net investment income                                                                   $     1,910,498    $     1,560,986
-------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions
($6,480,249 and $2,395,283, respectively, as computed for federal tax purposes)               6,131,980          2,610,405
-------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currency                                                    5,658,166          3,708,316
-------------------------------------------------------------------------------------   ---------------    ---------------
Change in net assets resulting from operations                                               13,700,644          7,879,707
-------------------------------------------------------------------------------------   ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS --
-------------------------------------------------------------------------------------
Distributions from net investment income
-------------------------------------------------------------------------------------
Institutional Shares                                                                         (1,427,543)        (1,071,156)
-------------------------------------------------------------------------------------
Select Shares                                                                                  (678,606)          (489,212)
-------------------------------------------------------------------------------------
Distributions from net realized gains on investments and
foreign currency transactions
-------------------------------------------------------------------------------------
Institutional Shares                                                                         (1,462,069)          (600,532)
-------------------------------------------------------------------------------------
Select Shares                                                                                  (920,615)          (289,253)
-------------------------------------------------------------------------------------   ---------------    ---------------
Change in net assets resulting from distributions to shareholders                            (4,488,833)        (2,450,153)
-------------------------------------------------------------------------------------   ---------------    ---------------
SHARE TRANSACTIONS --
-------------------------------------------------------------------------------------
Proceeds from sale of shares                                                                 65,432,150         51,526,045
-------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of distributions declared         3,820,798          2,029,232
-------------------------------------------------------------------------------------
Cost of shares redeemed                                                                     (37,784,914)       (15,833,126)
-------------------------------------------------------------------------------------   ---------------    ---------------
Change in net assets resulting from share transactions                                       31,468,034         37,722,151
-------------------------------------------------------------------------------------   ---------------    ---------------
Change in net assets                                                                         40,679,845         43,151,705
-------------------------------------------------------------------------------------
NET ASSETS:
-------------------------------------------------------------------------------------
Beginning of period                                                                          81,105,195         37,953,490
-------------------------------------------------------------------------------------   ---------------    ---------------
End of period (including undistributed net investment income of
$0 and $285,713, respectively)                                                          $   121,785,040    $    81,105,195
-------------------------------------------------------------------------------------   ---------------    ---------------


(See Notes which are an integral part of the Financial Statements)




               NOTES TO FINANCIAL STATEMENTS

           FEDERATED MANAGED AGGRESSIVE GROWTH FUND
                   NOVEMBER 30, 1997

ORGANIZATION

Managed Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Managed Aggressive Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to seek capital appreciation.

The Fund offers two classes of shares: Institutional Shares and Select
Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and passive foreign investment company transactions.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These differences are primarily due to differing treatments for foreign currency transactions and passive foreign investment company transactions. The following reclassifications have been made to the financial statements.

                     INCREASE (DECREASE)
--------------------------------------------------------
                   ACCUMULATED
 ACCUMULATED     DISTRIBUTIONS IN
NET REALIZED       EXCESS OF NET         PAID-IN
 GAIN/LOSS       INVESTMENT INCOME       CAPITAL
------------   ------------------   ---------------
  $240,093         ($241,694)            $1,601

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FUTURES CONTRACTS

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. For the year ended November 30, 1997, the Fund had realized gains of $26,181 on future contracts.

At November 30, 1997, the Fund had outstanding futures contracts as set forth below:


                                CONTRACTS TO                         UNREALIZED
   EXPIRATION DATE                RECEIVE              POSITION     APPRECIATION
--------------------     --------------------------   ----------   -------------
    December 1997        9 Russell 200 Index Future      Long          $9,215


FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency contracts for the delayed delivery of securities or foreign currency exchange transactions. These contracts are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counter-parties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At November 30, 1997, the Fund had outstanding foreign currency commitments as set forth below:


 CONTRACTS         SETTLEMENT      FOREIGN CURRENCY       IN EXCHANGE       CONTRACTS  AT          UNREALIZED
 PURCHASED           DATE          UNITS TO RECEIVE          FOR                VALUE            (DEPRECIATION)
-------------     ----------     ------------------     -------------       -------------        -------------
Belgian Franc      12/1/97           1,183,540             $33,283              $32,529             (754)



FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1997 is as follows:


SECURITY                                            ACQUISITION DATE    ACQUISITION COST
---------------------------------------------   --------------------- ---------------------
Allied Waste N.A., Inc.                          10/23/1997-12/3/1997       $222,585
Chilectra SA, ADR, 144A                                  33,661              10,856
CS Wireless Systems, Inc.                                33,649                 --
Diamond Cable Comm.                                      34,020              44,586
Fairchild Semiconductor, Sr. Sub.                        34,033              50,000
Fox/Liberty Networks                                     34,195              31,146
Glenoit Corporation, Sr. Sub. Note                       34,053              49,905
Grupo Financiero Bancomer SA de C.V., Class B    5/22/1997-5/23/1997         84,942
Hermes Europe Railtel B.V., Sr. Note                     34,194              51,094
Metronet Communications                                  34,167              50,000
Qwest Communications, Inc.                               34,263              32,938
Sinclair Broadcast Group, Inc.                           34,032              50,000


DOLLAR ROLL TRANSACTIONS

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are therefore treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Transactions in shares were as follows:

                                                                         YEAR ENDED NOVEMBER 30,
                                                       ----------------------------------------------------------
                                                                 1997                          1996
                                                       --------------------------      --------------------------
INSTITUTIONAL SHARES                                     SHARES         AMOUNT           SHARES          AMOUNT
---------------------------------------------------    ----------    ------------      ----------    ------------
Shares sold                                             3,204,660    $ 41,207,438       2,592,730     $30,626,600
---------------------------------------------------
Shares issued to shareholders
in payment of distributions
declared                                                  189,433       2,352,593         115,076       1,330,109
---------------------------------------------------
Shares redeemed                                        (1,748,701)    (22,354,908)       (946,450)    (11,216,939)
---------------------------------------------------    ----------    ------------      ----------    ------------
Net change resulting from
Institutional Share transactions                        1,645,392    $ 21,205,123       1,761,356     $20,739,770
---------------------------------------------------    ----------    ------------      ----------    ------------

                                                                         YEAR ENDED NOVEMBER 30,
                                                       ----------------------------------------------------------
                                                                 1997                          1996
                                                       --------------------------      --------------------------
SELECT SHARES                                            SHARES         AMOUNT           SHARES          AMOUNT
---------------------------------------------------    ----------    ------------      ----------    ------------
Shares sold                                             1,899,443    $ 24,224,712       1,775,082     $20,899,445
---------------------------------------------------
Shares issued to shareholders
in payment of distributions
declared                                                  118,629       1,468,205          60,465         699,123
---------------------------------------------------
Shares redeemed                                        (1,173,146)    (15,430,006)       (389,611)     (4,616,187)
---------------------------------------------------    ----------    ------------        --------    ------------
Net change resulting from
Select Share transactions                                 844,926    $ 10,262,911       1,445,936     $16,982,381
---------------------------------------------------    ----------    ------------      ----------    ------------
Net change resulting from
share transactions                                      2,490,318    $ 31,468,034       3,207,292     $37,722,151
---------------------------------------------------    ----------    ------------      ----------    ------------

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Under the terms of a sub-advisory agreement between the Adviser and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Select Shares. The Plan provides that the Fund may incur distribution expenses up to 0.75% of average daily net assets of Select Shares annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $88,333 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational expenses during the five year period following the effective date. For the period ended November 30, 1997, the Fund paid $12,659 pursuant to this agreement.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1997, were as follows:

PURCHASES                                         $129,880,285
------------------------------------------------  ------------
SALES                                             $105,260,650
------------------------------------------------  ------------

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1997, the diversification of industries was as follows:

                                            PERCENTAGE OF                                               PERCENTAGE OF
INDUSTRY                                      NET ASSETS  INDUSTRY                                        NET ASSETS
--------------------------------------        ----------  -------------------------------------           -----------
Aerospace & Military Technology                  0.2%     Industrial Components                               0.2%
Agency                                           0.5      Insurance                                           0.7
Appliances & Household Durables                  0.1      Leisure & Tourism                                   0.3
Automobile                                       0.4      Machinery & Engineering                             0.5
Banking                                          2.7      Merchandising                                       0.3
Beverage & Tobacco                               0.3      Metals - Non Ferrous                                0.1
Broadcasting & Publishing                        0.5      Metals - Steel                                      0.2
Building Materials & Components                  0.1      Mining                                              0.0
Business & Public Services                       0.1      Miscellaneous Materials & Commodities               0.4
Chemicals                                        0.6      Multi-Industry                                      0.2
Conglomerate                                     0.0      Producer Manufacturing                              0.3
Construction & Housing                           0.0      Real Estate                                         0.7
Consumer Durables                                0.2      Recreation, Other Consumer Goods                    0.3
Consumer Non-Durables                            0.4      Services                                            1.0
Data Processing & Reproduction                   0.2      Sovereign                                           2.4
Electrical & Electronics                         0.6      Sovereign Government                                0.4
Electronic Components, Instruments               0.5      State/Provincial                                    0.1
Energy - Oil and Gas                             0.1      Supranational                                       0.1
Energy Equipment & Services                      0.0      Technology                                          0.6
Energy Minerals                                  0.6      Telecommunications                                  1.0
Energy Sources                                   0.8      Telecommunications & Cellular                       0.0
Financial Intermediaries                         0.1      Textiles & Apparel                                  0.1
Financial Services                               0.5      Tobacco                                             0.1
Food & Household Products                        0.7      Transportation                                      0.2
Forest Products & Paper                          0.1      Transportation - Airlines                           0.2
Health & Personal Care                           1.5      Utilities                                           0.3
Health Care                                      0.4      Utilities - Electrical & Gas                        0.4



         REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of MANAGED SERIES TRUST (Federated Managed Aggressive Growth Fund):

We have audited the accompanying statement of assets and liabilities of Federated Managed Aggressive Growth Fund (an investment portfolio of Managed Series Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of November 30, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights (see pages 2 and 20 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Managed Aggressive Growth Fund, an investment portfolio of Managed Series Trust, as of November 30, 1997, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods presented in conformity with generally accepted accounting principles.

                                                 ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
January 21, 1998



APPENDIX

STANDARD AND POOR'S RATINGS GROUP LONG-TERM  DEBT RATINGS

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B -- Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC -- Debt rated CCC has currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C -- The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC., LONG-TERM  DEBT RATINGS

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C -- Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR -- NR indicates that Fitch does not rate the specific issue.

PLUS (+) OR MINUS (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.



[LOGO OMITTED] Federated Investors

FEDERATED MANAGED AGGRESSIVE GROWTH FUND

Institutional Shares

PROSPECTUS

JANUARY 31, 1998


A Diversified Portfolio of Managed Series Trust, an Open-End
Management Investment Company

FEDERATED MANAGED AGGRESSIVE GROWTH FUND
INSTITUTIONAL SHARES
Federated Investors Funds

5800 Corporate Drive

Pittsburgh, PA 15237-7000

DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower
Pittsburgh, PA 15222-3779

SUB-ADVISER
Federated Global Research Corp.
175 Water Street
New York, NY 10038-4965

CUSTODIAN
State Street Bank
and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT
Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222


Federated Securities Corp., Distributor

1-800-341-7400

www.federatedinvestors.com


Cusip 56166K 701

3122009A-SS (1/98)


[RECYCLE LOGO OMITTED]

RECYCLED
PAPER


FEDERATED MANAGED AGGRESSIVE GROWTH FUND

(A Portfolio of Managed Series Trust)

Select Shares

PROSPECTUS

The Select Shares of Federated Managed Aggressive Growth Fund (the Fund) offered by this prospectus represent interests in the Fund, which is a diversified investment portfolio of Managed Series Trust (the "Trust"). The Trust is an open-end management investment company (a mutual fund).

The investment objective of the Fund is to seek capital appreciation. The Fund invests in both bonds and stocks. Select
Shares are sold at net asset value.

THE SELECT SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SELECT SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Select Shares of the Fund. Keep this prospectus for future reference.


The Fund has also filed a Statement of Additional Information for Select Shares and Institutional Shares of all portfolios of the Trust dated January 31, 1998 with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund are maintained electronically with the SEC at Internet Web site (http://www.sec.gov).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated January 31, 1998


TABLE OF CONTENTS

Summary of Fund Expenses                                         1

Financial Highlights -- Select Shares                            2

General Information                                              3

Investment Information                                           3
Investment Objective                                             3
Investment Policies                                              3
Acceptable Investments                                           6
Investment Limitations                                          11

Trust Information                                               11
Management of the Trust                                         11
Distribution of Select Shares                                   14
Administration of the Fund                                      15
Brokerage Transactions                                          15

Net Asset Value                                                 16

Investing in Select Shares                                      16
Share Purchases                                                 16
Minimum Investment Required                                     16
What Shares Cost                                                16
Systematic Investment Program                                   16
Confirmations and Account Statements                            17
Dividends                                                       17
Capital Gains                                                   17

Redeeming Select Shares                                         17
Through a Financial Institution                                 17
Telephone Redemption                                            17
Written Requests                                                17
Systematic Withdrawal Program                                   18
Accounts with Low Balances                                      18

Shareholder Information                                         18
Voting Rights                                                   18

Tax Information                                                 18
Federal Income Tax                                              18
State and Local Taxes                                           18

Performance Information                                         18

Other Classes of Shares                                         19

Financial Highlights -- Institutional Shares                    20

Financial Statements                                            21

Report of Independent Public Accountants                        59

Appendix                                                        60


                                   SUMMARY OF FUND EXPENSES

                                        SELECT SHARES
                               SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)                                        None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)                             None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
proceeds, as applicable)                                                                                             None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                                   None
Exchange Fee                                                                                                         None

                                    ANNUAL OPERATING EXPENSES
                             (As a percentage of average net assets)

Management Fee (after waiver)(1)                                                                                    0.43%
12b-1 Fee (after waiver)(2)                                                                                         0.50%
Total Other Expenses                                                                                                0.82%
Shareholder Services Fee                                                                                            0.25%
Total Operating Expenses(3)                                                                                         1.75%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.

(2) The 12b-1 fee has been reduced to reflect the voluntary waiver of a portion of the 12b-1fee. The distributor can terminate the voluntary waiver at any time at its sole discretion. The maximum 12b-1 fee is 0.75%.

(3) The total operating expenses would have been 2.32% absent the voluntary waivers of portions of the management fee and the 12b-1 fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Select Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see Investing in Select Shares and "Trust Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

LONG-TERM SHAREHOLDERS MAY PAY MORE THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED UNDER THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE
-----------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment assuming (1) 5%
annual return and (2) redemption at the end of each time period.

1 Year                                                                                     $18

3 Years                                                                                    $55

5 Years                                                                                    $95

10 Years                                                                                  $206

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST
OR FUTURE EXPENSES.  ACTUAL EXPENSES MAY BE GREATER OR LESS THAN
THOSE SHOWN.




                    FINANCIAL HIGHLIGHTS -- SELECT SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 59.

                                                                   YEAR ENDED NOVEMBER 30,
                                                     ---------------------------------------------------
                                                       1997           1996           1995        1994(A)
                                                     ------         ------         ------       --------
NET ASSET VALUE, BEGINNING OF PERIOD                 $12.50         $11.59         $ 9.80         $10.00
---------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------
Net investment income                                  0.18           0.28           0.17           0.13
---------------------------------------------
Net realized and unrealized
gain (loss) on investments and
foreign currency                                       1.46           1.19           1.89         (0.25)
---------------------------------------------        ------         ------         ------         ------
Total from
investment operations                                  1.64           1.47           2.06         (0.12)
---------------------------------------------        ------         ------         ------         ------
LESS DISTRIBUTIONS
---------------------------------------------
Distributions from
net investment income*                                (0.22)         (0.30)         (0.25)         (0.08)
---------------------------------------------
Distributions from net realized gain
on investments and foreign
currency transactions                                 (0.36)         (0.26)         (0.02)            --
---------------------------------------------        ------         ------         ------         ------
Total distributions                                   (0.58)         (0.56)         (0.27)         (0.08)
---------------------------------------------        ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                       $13.56         $12.50         $11.59         $ 9.80
---------------------------------------------        ------         ------         ------         ------
TOTAL RETURN(B)                                       13.66%         13.22%         21.36%         (1.20%)
---------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------
Expenses                                               1.75%          1.75%          1.75%          1.64%*
---------------------------------------------
Net investment income                                  1.29%          2.26%          2.65%          2.67%*
---------------------------------------------
Expense waiver/reimbursement(c)                        0.57%          0.93%          1.71%          1.97%*(d)
---------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------
Net assets,
end of period (000 omitted)                         $45,514        $31,390        $12,342         $1,673
---------------------------------------------
Average commission rate paid(e)                     $0.0069        $0.0037             --             --
---------------------------------------------
Portfolio turnover                                      115%            86%           139%            77%
---------------------------------------------

* Computed on an annualized basis.

(a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from January 27, 1994, the
    Fund had no investment activity.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) The adviser waived $6,858 of the investment advisory fee, which represents
    0.11% of average net assets, to comply with certain state expense limitations. The remainder of the waiver/reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.
(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE
FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997,
WHICH CAN BE OBTAINED FREE OF CHARGE.

(See Notes which are an integral part of the Financial Statements)





GENERAL INFORMATION

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 15, 1993. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. As of the date of this prospectus, the Board of Trustees ("Trustees") has established two classes of shares of the Fund, known as Select Shares and Institutional Shares. This prospectus relates only to Select Shares.

Select Shares ("Shares") of the Fund are designed primarily for retail and private banking customers of financial institutions as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of bonds and equities. A minimum initial investment of $1,500 is required.

Shares are currently sold and redeemed at net asset value without a sales charge imposed by the Fund.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek capital appreciation. There can be, of course, no assurance that the Fund will achieve its investment objective. The Fund's investment objective cannot be changed without the approval of shareholders. Unless otherwise noted, the Fund's investment policies may be changed by the Trustees without shareholder approval.

INVESTMENT POLICIES

ASSET ALLOCATION


The Fund will primarily invest in two types of assets: equities and bonds. The Fund's investment approach is based on the conviction that, over time, the choice of investment asset categories and their relative long-term weightings within the portfolio will have the primary impact on its investment performance. Of secondary importance to the Fund's performance are the shifting of money among asset categories and the selection of securities within asset categories. Therefore, the Fund will pursue its investment objective in the following manner: (1) by setting long-term ranges for each asset category; (2) by moving money among asset categories within those defined ranges; and (3) by actively selecting securities within each of the asset categories. The Fund attempts to minimize risk by allocating its assets in such a fashion.


Within each of these types of investments, the Fund has designated asset categories. As a matter of investment policy, ranges have been set for each asset category's portfolio commitment.

The Fund will invest between 70 and 90% of its assets in equities. The equities asset categories are large company stocks, small company stocks, and foreign stocks.

The Fund will invest between 10 and 30% of its assets in bonds. The Fund's adviser believes that bonds offer opportunities for growth of capital or otherwise may be desirable under prevailing market or economic conditions. The bond asset categories are U.S. Treasury securities, mortgage-backed securities, investment-grade corporate bonds, high yield corporate bonds and foreign bonds.

The following is a summary of the asset categories and the amount of the Fund's total assets which may be invested in each asset category:

ASSET CATEGORY                             RANGE
-----------------------------------     --------
EQUITIES                                  70-90%

Large Company Stocks                      40-60%

Small Company Stocks                      10-20%

Foreign Stocks                            10-20%

BONDS                                     10-30%

U.S. Treasury Securities                   0-20%

Mortgage-Backed Securities                 0-10%

Investment-Grade Corporate Bonds           0-10%

High Yield Corporate Bonds                 0-10%

Foreign Bonds                              0-10%

The Fund's adviser will regularly review the Fund's allocation among the asset categories and make any changes, within the ranges established for each asset category, that it believes will provide the most favorable outlook for achieving the Fund's investment objective. The Fund's adviser will attempt to exploit inefficiencies among the various asset categories. If, for example, foreign stocks are judged to be unusually attractive relative to other asset categories, the allocation for foreign stocks may be moved to its upper limit. At other times, when foreign stocks appear to be overvalued, the commitment may be moved down to a lesser allocation. There is no assurance, however, that the adviser's attempts to pursue this strategy will result in a benefit to the Fund.

Each asset category within the Fund will be a managed portfolio. The Fund will seek superior investment performance through security selection in addition to determining the percentage of its assets to allocate to each of the asset categories.

EQUITY ASSET CATEGORIES

The portion of the Fund's assets which is invested in equities will be allocated among the following asset categories within the ranges specified:

LARGE COMPANY STOCKS


Large company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of high-quality companies selected by the Fund's adviser. Ordinarily, these companies will be in the top 25% of their industries with regard to revenues and have a market capitalization of $500,000,000 or more. However, other factors, such as a company's product position, market share, current earnings and/or dividend and earnings growth prospects, will be considered by the Fund's adviser and may outweigh revenues. The Fund may invest up to 60% of its total assets in large company stocks.


SMALL COMPANY STOCKS

Small company stocks are common stocks and securities convertible into or exchangeable for common stocks, such as rights and warrants, of companies with a market capitalization (market price number of shares outstanding) below the top 1,000 stocks that comprise the large and mid-range capitalization sector of the United States equity market. These stocks are comparable to, but not limited to, the stocks comprising the Russell 2000 Index, an index of small capitalization stocks. The Fund may invest up to 20% of its total assets in small company stocks.

INVESTMENT RISKS

Stocks in the small capitalization sector of the United States equity market have historically been more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor's Ratings Group 500 Index. This is because, among other things, small companies have less certain growth prospects than larger companies; have a lower degree of liquidity in the equity market; and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, the stocks of small companies may, to some degree, fluctuate independently of the stocks of large companies; that is, small company stocks may decline in price as large company stocks rise in price or vice versa.

FOREIGN STOCKS

The Fund invests in non-U.S. equity securities. A substantial portion of these will be equity securities of established companies in economically developed countries. These securities may be either dollar-denominated or denominated in foreign currencies. American Depository Receipts ("ADRs"), including dollar denominated ADRs which are issued by domestic banks and traded in the United States on exchanges or over-the-counter, are treated as foreign stocks for purposes of the asset category ranges. The Fund may invest up to 20% of its total assets in foreign stocks.

BOND ASSET CATEGORIES

The portion of the Fund's assets which is invested in bonds ("Bond Assets") will be allocated among the following asset categories within the ranges specified. The prices of fixed income securities fluctuate inversely to the direction of interest rates. Generally, the Fund will invest in Bond Assets which are believed to offer opportunities for growth of capital when the adviser believes interest rates will decline and, therefore, the value of the debt securities will increase, or the market value of bonds will increase due to factors affecting certain types of bonds or particular issuers, such as improvement in credit quality due to company fundamentals or economic conditions or assumptions on changes in trends in prepayment rates with respect to mortgage-backed securities. The average duration of the Fund's Bond Assets will be not less than four nor more than six years. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with shorter durations generally have less volatile prices than securities of comparable quality with longer durations. The Fund should be expected to maintain a higher average duration during periods of lower expected market volatility, and a lower average duration during periods of higher expected market volatility.

U.S. TREASURY SECURITIES

U.S. Treasury securities are direct obligations of the U.S.
Treasury, such as U.S. Treasury bills, notes, and bonds. The Fund may invest up to 20% of its total assets in U.S. Treasury securities. The Fund may invest in other U.S. government securities if, in the judgment of the adviser, other U.S. government securities are more attractive than U.S. Treasury securities.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities represent an undivided interest in a pool of residential mortgages or may be collateralized by a pool of residential mortgages. Mortgage-backed securities are generally either issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") or other U.S. government agencies or instrumentalities. Mortgage-backed securities may also be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. The Fund may invest up to 10% of its total assets in mortgage-backed securities.


INVESTMENT-GRADE CORPORATE BONDS


Investment-grade corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BBB or higher by a nationally recognized statistical rating organization ("NRSRO"). The Fund may invest up to 10% of its total assets in investment-grade corporate bonds. In certain cases, the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the investment-grade bonds described above. Yankee bonds, which are U.S. dollar-denominated bonds issued and traded in the United States by foreign issuers, are treated as investment-grade corporate bonds for purposes of the asset category ranges.

HIGH YIELD CORPORATE BONDS

High yield corporate bonds are corporate debt obligations having fixed or floating rates of interest and which are rated BB or lower by NRSROs (commonly known as junk bonds). The Fund may invest up to 10% of its total assets in high yield corporate bonds. There is no minimal acceptable rating for a security to be purchased or held in the Fund's portfolio, and the Fund may, from time to time, purchase or hold securities rated in the lowest rating category. (See Appendix.) In certain cases the Fund's adviser may choose bonds which are unrated if it determines that such bonds are of comparable quality or have similar characteristics to the high yield bonds described above. The Fund may invest in the High Yield Bond Portfolio, a portfolio of Federated Core Trust, as an efficient means of investing in high-yield debt obligations. Federated Core Trust is a registered investment company advised by Federated Research Corp., an affiliate of the Fund's adviser. The High Yield Bond Portfolio's investment objective is to seek high current income and its primary investment policy is to invest in lower-rated, high-yield debt securities. The High Yield Bond Portfolio currently does not charge an advisory fee and is sold without any sales charge. The High Yield Bond Portfolio may incur expenses for administrative and accounting services. The Fund's adviser anticipates that the High Yield Bond Portfolio will provide the Fund broad diversity and exposure to all aspects of the high-yield bond sector of the market while at the same time providing greater liquidity than if high-yield debt obligations were purchased separately for the Fund. The Fund will be deemed to own a pro rata portion of each investment of the High Yield Bond Portfolio.


INVESTMENT RISKS

Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time. As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal than higher-rated securities. Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Fund owns a bond which is called, the Fund will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Fund.

FOREIGN BONDS

Foreign bonds are high-quality debt securities of countries other than the United States. The Fund's portfolio of foreign bonds will be comprised mainly of foreign government, foreign governmental agency or supranational institution bonds. The Fund will also invest in high-quality debt securities issued by established corporations located primarily in economically developed countries other than the United States and subject to the Fund's credit limitations for foreign bonds. The Fund may invest up to 10% of its total assets in foreign bonds.

ACCEPTABLE INVESTMENTS

EQUITY SECURITIES

Common stocks represent ownership interest in a corporation. Unlike bonds, which are debt securities, common stocks have neither fixed maturity dates nor fixed schedules of promised payments. Foreign stocks are equity securities of foreign issuers.

FOREIGN SECURITIES

The foreign bonds in which the Fund invests are rated within the four highest ratings for bonds by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or
Baa) or by Standard & Poor's Ratings Group ("Standard & Poor's") (AAA, AA, A or
BBB) or are unrated if determined to be of equivalent quality by the Fund's adviser.

INVESTMENT RISKS

Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities apply to securities issued by foreign corporations and sovereign governments. These risks relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of Fund assets, political or social instability and adverse diplomatic developments. It may also be more difficult to enforce contractual obligations or obtain court judgments abroad than would be the case in the United States because of differences in the legal systems. If the issuer of the debt or the governmental authorities that control the repayment of the debt would be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, the Fund may have limited legal recourse in the event of default. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Additional differences exist between investing in foreign and domestic securities. Examples of such differences include: less publicly available information about foreign issuers; credit risks associated with certain foreign governments; the lack of uniform financial accounting standards applicable to foreign issuers; less readily available market quotations on foreign issuers; the likelihood that securities of foreign issuers may be less liquid or more volatile; generally higher foreign brokerage commissions; and unreliable mail service between countries.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

CONVERTIBLE SECURITIES


Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock. Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security holder, such as DECS (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security), LYONS (Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS (Preferred Equity Redemption Cumulative Stock (an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES (Preferred Redeemable Increased Dividend Securities (which are essentially the same as DECS; the difference is little more than who initially underwrites the issue). The adviser may treat convertible securities as large company stocks, small company stocks, or high yield corporate bonds for purposes of the asset category ranges, depending upon current market conditions, including the relationship of the then-current price to the conversion price. The convertible securities in which the Fund invests may be rated "high yield" or of comparable quality at the time of purchase. Please see "High Yield Corporate Bonds."


U.S. TREASURY AND OTHER U.S. GOVERNMENT SECURITIES

The U.S. Treasury and other U.S. government securities in which the Fund invests are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Fund may invest are limited to:

* direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

* notes, bonds, and discount notes issued or guaranteed by U.S.
government agencies and instrumentalities supported by the full faith and credit of the United States;

* notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

* notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

The Fund may also purchase U.S. Treasury securities and the U.S.
government securities noted above pursuant to repurchase agreements.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are securities collateralized by residential mortgages. The mortgage-backed securities in which the Fund may invest may be:

* issued by an agency of the U.S. government, typically GNMA, FNMA or FHLMC;

* privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

* privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and such guarantee is collateralized by U.S.
government securities; and

* other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

CMOs are bonds issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. Most of the CMOs in which the Fund would invest use the same basic structure:

* Several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date; the final class (or Z bond) typically receives the residual income from the underlying investments after payments are made to the other classes.

* The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities.

* The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest maturity security (or B bond). This process continues until all of the classes have been paid off.

Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. The interest portion of these payments is distributed by the Fund as income and the capital portion is reinvested.

The Fund will invest only in CMOs which are rated AAA or Aaa by an NRSRO.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")

REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations or a segregated pool of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates, and a single class of residual interests. To qualify as a REMIC, substantially all of the assets of the entity must be in assets directly or indirectly secured principally by real property.

CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying mortgages. Distributions to holders of mortgage-backed securities include both interest and principal payments. Principal payments represent the amortization of the principal of the underlying mortgages and any prepayments of principal due to prepayment, refinancing, or foreclosure of the underlying mortgages. Although maturities of the underlying mortgage loans may range up to 30 years, amortization and prepayments substantially shorten the effective maturities of mortgage-backed securities. Due to these features, mortgage-backed securities are less effective as a means of "locking in" attractive long-term interest rates than fixed-income securities which pay only a stated amount of interest until maturity, when the entire principal amount is returned. This is caused by the need to reinvest at lower interest rates both distributions of principal generally and significant prepayments which become more likely as mortgage interest rates decline. Since comparatively high interest rates cannot be effectively "locked in," mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other non-callable, fixed-income government securities of comparable stated maturities. However, mortgage-backed securities may experience less pronounced declines in value during periods of rising interest rates.

In addition, some of the CMOs purchased by the Fund may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities (stripped mortgage-backed securities or "SMBSs"). Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased by the Fund. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs and a reduction in the amount of payments made to holders of interest-only SMBSs. It is possible that the Fund might not recover its original investment in interest-only SMBSs if there are substantial prepayments on the underlying mortgages. Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed-income securities. The Fund's adviser intends to use this characteristic of interest-only SMBSs to reduce the effects of interest rate changes on the value of the Fund's portfolio, while continuing to pursue the Fund's investment objective.

CORPORATE BONDS

The investment-grade corporate bonds in which the Fund invests are:

* rated within the four highest ratings for corporate bonds by Moody's (Aaa, Aa, A, or Baa), Standard & Poor's (AAA, AA, A, or BBB, or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, or BBB);

* unrated if other long-term debt securities of that issuer are rated, at the time of purchase, Baa or better by Moody's or BBB or better by Standard & Poor's or Fitch; or

* unrated if determined to be of equivalent quality to one of the foregoing rating categories by the Fund's adviser.

Securities which are rated BBB by Standard & Poor's or Fitch or Baa by Moody's have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. If a security's rating is reduced below the required minimum after the Fund has purchased it, the Fund is not required to sell the security, but may consider doing so.

The high yield corporate bonds in which the Fund invests are rated Ba or lower by Moody's or BB or lower by Standard & Poor's or Fitch (commonly known as junk bonds). A description of the rating categories is contained in the Appendix to this prospectus.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities including over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

FOREIGN CURRENCY TRANSACTIONS

The Fund will enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts.

The Fund may also enter into foreign currency transactions to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. Although foreign currency exchanges may be used by the Fund to protect against a decline in the value of one or more currencies, such efforts may also limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

CURRENCY RISKS

To the extent that debt securities purchased by the Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gain, if any, to be distributed to shareholders by the Fund. If the value of a foreign currency rises against the U.S. dollar, the value of the Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the Fund's assets denominated in that currency will decrease.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract ("forward contract") is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties.


Generally, no commission charges or deposits are involved. At the time the Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated and are maintained until the contract has been settled. The Fund will not enter into a forward contract with a term of more than one year.

The Fund will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 30 days, depending upon local custom.

The Fund may also protect against the decline of a particular foreign currency by entering into a forward contract to sell an amount of that currency approximating the value of all or a portion of the Fund's assets denominated in that currency ("hedging"). The success of this type of short-term hedging strategy is highly uncertain due to the difficulties of predicting short-term currency market movements and of precisely matching forward contract amounts and the constantly changing value of the securities involved. Although the adviser will consider the likelihood of changes in currency values when making investment decisions, the adviser believes that it is important to be able to enter into forward contracts when it believes the interests of the Fund will be served. The Fund will not enter into forward contracts for hedging purposes in a particular currency in an amount in excess of the Fund's assets denominated in that currency. The Fund will not invest more than 20% of its total assets in forward foreign currency exchange contracts.

OPTIONS

The Fund may deal in options on foreign currencies, foreign currency futures, securities, and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. The Fund will use options only to manage interest rate and currency risks. The Fund may write covered call options to generate income.

A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying currency, security or other asset at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying currency, security or other asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow, and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset at a disadvantageous price.

Over-the-counter options ("OTC options") differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options, which may not be continuously liquid, are available for a greater variety of assets and with a wider range of expiration dates and exercise prices, than are exchange traded options.

FUTURES AND OPTIONS ON FUTURES

The Fund may purchase and sell futures contracts to accommodate cash flows into and out of the Fund's portfolio and to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Interest rate futures contracts call for the delivery of particular debt instruments at a certain time in the future. The seller of the contract agrees to make delivery of the type of instrument called for in the contract, and the buyer agrees to take delivery of the instrument at the specified future time.

Stock index futures contracts are based on indexes that reflect the market value of common stock of the firms included in the indexes. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The Fund may utilize stock index futures to handle cash flows into and out of the Fund and to potentially reduce transactional costs.

The Fund may also write call options and purchase put options on futures contracts as a hedge to attempt to protect its portfolio securities against decreases in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, as purchaser of a put option on a futures contract, the Fund is entitled (but not obligated) to sell a futures contract at the fixed price during the life of the option.

When the Fund purchases futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts are unleveraged. When the Fund sells futures contracts, it will either own or have the right to receive the underlying future or security or will make deposits to collateralize the position as discussed above.

RISKS

When the Fund uses futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the investment adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, the Fund may lose money on the futures contract or option.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the investment adviser will consider liquidity before entering into these transactions, here is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. The Fund's ability to establish and close out futures and options positions depends on this secondary market.

PORTFOLIO TURNOVER

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater transaction expenses which must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. (Further information is contained in the Fund's Statement of Additional Information within the sections "Brokerage Transactions" and "Tax Status"). Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other consideration when the Fund's adviser deems it appropriate to make changes in the Fund's portfolio.

INVESTMENT LIMITATIONS

The Fund will not:

* borrow money directly or through reverse repurchase agreements or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 15% of the value of those assets to secure such borrowings;

* lend any securities except for portfolio securities; or

* underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objective, policies and limitations.

The above investment limitations cannot be changed without shareholder approval.

TRUST INFORMATION

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER

Except as noted below with regard to the sub-adviser, investment decisions for the Fund are made by Federated Management, the Fund's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

ADVISORY FEES


The Adviser receives an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. Under the advisory contract, which provides for voluntary reimbursement of expenses by the Adviser, the Adviser may voluntarily waive some or all of its fee. This does not include reimbursement to the Fund of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities.


ADVISER'S BACKGROUND

Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940.

SUB-ADVISER

Under the terms of the Sub-Advisory Agreement between the Adviser and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser will provide the Adviser such investment advice, statistical and other factual information as may, from time to time, be reasonably requested by the Adviser.

SUB-ADVISORY FEES

For its services under the Sub-Advisory Agreement, the Sub-Adviser receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

SUB-ADVISER'S BACKGROUND

Federated Global Research Corp., incorporated in Delaware on May 12, 1995, is a registered investment adviser under the Investment Advisers Act of 1940.

The Adviser and Sub-Adviser are subsidiaries of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


Federated Management, Federated Global Research Corp. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $120 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1997, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through approximately 4,000 financial institutions nationwide.


The Trust, the Adviser, and the Sub-Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of these codes are subject to review by the Trustees, and could result in severe penalties.

PORTFOLIO MANAGERS' BACKGROUNDS

Charles A. Ritter is the portfolio manager for the Fund and performs the overall allocation of the assets of the Fund among the various asset categories. He has performed these duties since the Fund's inception. In allocating the Fund's assets, Mr. Ritter evaluates the market environment and economic outlook, utilizing the services of the Adviser's Investment Strategy Committee. Mr. Ritter joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1992. From 1988 until 1991, Mr. Ritter acted as an Assistant Vice President of the Fund's Adviser and Federated Research Corp. Mr. Ritter is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Chicago and his M.S. in Economics from Carnegie Mellon University.

The portfolio managers for each of the individual asset categories are as follows:


Charles A. Ritter, Scott B. Schermerhorn, Michael P. Donnelly, and James E. Grefenstette are the portfolio managers for the domestic large company stocks asset category. Mr. Ritter has been a portfolio manager of the Fund since the Fund's inception.


Scott B. Schermerhorn has been a portfolio manager of the Fund since July 1996. Mr. Schermerhorn joined Federated Investors in 1996 as a Vice President of the Fund's Adviser and Federated Research Corp. From 1990 through 1996, Mr. Schermerhorn was a Senior Vice President and Senior Investment Officer at J W Seligman & Co., Inc. Mr. Schermerhorn received his M.B.A. in Finance and International Business from Seton Hall University.

Michael P. Donnelly has been a portfolio manager of the Fund since June 1997. Mr. Donnelly joined Federated in 1989 as an Investment Analyst and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1994. He served as an Assistant Vice President of the Fund's Adviser and Federated Research from 1992 to 1994. Mr. Donnelly is a Chartered Financial Analyst and received his M.B.A. from the University of Virginia.

James E. Grefenstette has been a portfolio manager of the Fund since August 1994. Mr. Grefenstette joined Federated Investors in 1992 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1996. From 1994 until 1996, Mr. Grefenstette acted as an Assistant Vice President of the Fund's Adviser and Federated Research Corp., and served as an Investment Analyst of the Adviser from 1992 to 1994. Mr. Grefenstette was a credit analyst at Westinghouse Credit Corp. from 1990 until 1992. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University.

Aash M. Shah and Keith J. Sabol are the portfolio managers for the domestic small company stocks asset category.

Aash M. Shah has been a portfolio manager of the Fund since December 1995. Mr. Shah joined Federated Investors in 1993 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since January 1997. Mr. Shah served as an Assistant Vice President of the Adviser and Federated Research Corp. from 1995 to 1996, and as an Investment Analyst from 1993 to 1995. Mr. Shah was employed at Westinghouse Credit Corp. from 1990 to 1993 as an Investment Analyst. Mr. Shah received his Masters in Industrial Administration from Carnegie Mellon University with a concentration in finance and accounting. Mr. Shah is a Chartered Financial Analyst.

Keith J. Sabol has been a portfolio manager of the Fund since
June 1997. Mr. Sabol joined Federated Investors in 1994 and has been an Assistant Vice President of the Fund's Adviser and Federated Research Corp. since January 1997. Mr. Sabol was an Investment Analyst, and then Equity Research Coordinator for the Fund's investment adviser from 1994 to 1996. During 1992 and 1993, Mr. Sabol earned his M.S. in Industrial Administration from Carnegie Mellon University.

Henry A. Frantzen, Drew J. Collins, Alexandre de Bethmann, and Frank Semack are portfolio managers for the foreign stocks asset category.

Henry A. Frantzen has been a portfolio manager of the Fund since November 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 to 1995.

Drew J. Collins has been a portfolio manager of the Fund since November 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Collins served as a Vice President/Portfolio Manager of international equity portfolios at Arnhold and Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the Wharton School of The University of Pennsylvania.

Alexandre de Bethmann has been a portfolio manager of the Fund since November 1995. Mr. de Bethmann joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. de Bethmann served as Assistant Vice President/Portfolio Manager for Japanese and Korean equities at the College Retirement Equities Fund from 1994 to 1995. He served as an International Equities Analyst and then as an Assistant Portfolio Manager at the College Retirement Equities Fund between 1987 and 1994. Mr. de Bethmann received his M.B.A. in Finance from Duke University.


Frank Semack has been a portfolio manager of the Fund since
November 1995. Mr. Semack joined Federated Investors in 1995 as a Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Semack served as an Investment Analyst at Omega Advisers, Inc. from 1993 to 1994. He served as a Portfolio Manager/Associate Director of Wardley Investment Services, Ltd. from 1980 to 1993. Mr. Semack received his M.Sc. in economics from the London School of Economics.


Susan M. Nason and Joseph M. Balestrino are portfolio managers for the U.S. Treasury securities asset category.


Susan M. Nason has been a portfolio manager of the Fund since the Fund's inception. Ms. Nason joined Federated Investors in 1987 and has been a Senior Vice President of the Fund's Adviser and Federated Research Corp. since April 1997. Ms. Nason served as a Vice President of the Fund's Adviser and Federated Research Corp.
from 1993 to 1997, and as an Assistant Vice President of the Adviser and Federated Research Corp. from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. concentrating in Finance from Carnegie Mellon University.


Joseph M. Balestrino has been a portfolio manager of the Fund since March 1995. Mr. Balestrino joined Federated Investors in 1986 and has been Vice President of the Fund's Adviser and Federated Research Corp. since 1995. Mr. Balestrino served as an Assistant Vice President of the Fund's Adviser and Federated Research Corp.
from 1991 until 1995. Mr. Balestrino is a Chartered Financial Analyst and received his M.A. in Urban and Regional Planning from the University of Pittsburgh.

Kathleen M. Foody-Malus and Robert E. Cauley are portfolio managers for the mortgage-backed securities asset category.


Kathleen M. Foody-Malus has performed these duties since the Fund's inception. Ms. Foody-Malus joined Federated Investors in 1983 and has been a Vice President of the Fund's Adviser and Federated Research Corp. since 1993. Ms. Foody-Malus served as an Assistant Vice President of the Adviser and Federated Research Corp.
from 1990 until 1992. Ms. Foody-Malus received her M.B.A. in Accounting/Finance from the University of Pittsburgh.


Robert E. Cauley has been a portfolio manager of the Fund since
July 1997. Mr. Cauley joined Federated Investors in 1996 as an Assistant Vice President of the Fund's Adviser and Federated Research Corp. Mr. Cauley served as an Associate in the Asset-Backed Securities Group at Lehman Brothers Holding, Inc. from 1994 to 1996. From 1992 to 1994, Mr. Cauley served as a Senior Associate/Corporate Finance at Barclays Bank, PLC. Mr. Cauley earned his M.S.I.A., concentrating in Finance and Economics, from Carnegie Mellon University.

Joseph M. Balestrino and John T. Gentry are portfolio managers for the investment-grade corporate bonds asset category. Mr. Balestrino has performed these duties since the Fund's inception.

John T. Gentry has been a portfolio manager of the Fund since
July 1997. Mr. Gentry joined Federated Investors in 1995 as an Investment Analyst and has been an Assistant Vice President of the Fund's Adviser and Federated Research Corp. since April 1997. Mr. Gentry served as a Senior Treasury Analyst at Sun Company, Inc. from 1991 to 1995. Mr. Gentry is a Chartered Financial Analyst and earned his M.B.A., with concentrations in Finance and Accounting, from Cornell University.

Mark E. Durbiano is the portfolio manager for the high yield corporate bonds asset category. He has performed these duties since the Fund's inception. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's Adviser and Federated Research Corp. since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of the Fund's Adviser and Federated Research Corp. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.


Henry A. Frantzen, Drew J. Collins, Robert M. Kowit and Michael W. Casey are portfolio managers for the foreign bonds asset category. Messrs. Frantzen, Collins and Kowit have performed these duties since November 1995.


Robert M. Kowit joined Federated Investors in 1995 as a Vice
President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Kowit served as a Managing Partner of Copernicus Global Asset
Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President of International Fixed Income and Foreign Exchange for John Hancock Advisers. Mr. Kowit received his M.B.A. from Iona College with a concentration in finance.


Michael W. Casey, Ph.D. has been a portfolio manager of the Fund since January 1997. Mr. Casey joined Federated Investors in 1996 as an Assistant Vice President of the Fund's Sub-Adviser and Federated Research Corp. Mr. Casey served as an International Economist and Portfolio Strategist for Maria Fiorini Ramirez Inc. from 1990 to 1996. Mr. Casey earned a Ph.D. concentrating in economics from The New School for Social Research and a M.Sc. from the London School of Economics.


DISTRIBUTION OF SELECT SHARES

Federated Securities Corp. is the principal distributor for Shares. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES

Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), the distributor may be paid a fee in an amount computed at an annual rate of 0.75% of the average daily net assets of Select Shares to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers.

The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay separately for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Fund under the Distribution Plan.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of the Select Shares to obtain certain personal services for shareholders and the maintenance of shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS

In addition to receiving the payments under the Distribution Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's Adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES

Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:


MAXIMUM                             AVERAGE AGGREGATE DAILY NET
FEE                                 ASSETS OF THE FEDERATED FUNDS
----------                       ---------------------------------------
  0.150%                            on the first $250 million
  0.125%                            on the next $250 million
  0.100%                            on the next $250 million
  0.075%                            on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. In working with dealers, the Adviser will generally utilize those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by Federated Securities Corp. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Trustees.

NET ASSET VALUE

The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of the Shares in the market value of all securities and other assets of the Fund, subtracting the interest of the Shares in the liabilities of the Fund and those attributable to Shares, and dividing the remainder by the total number of Shares outstanding. The net asset value for Institutional Shares of the Fund may exceed that of Select Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN SELECT SHARES

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open for business. Shares may be purchased through a financial institution which has a sales agreement with the distributor or by wire or mail. To purchase Shares, open an account by calling Federated Securities Corp. Information needed to establish an account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION

An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.

BY WIRE

To purchase Shares by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows:
Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated Managed Aggressive Growth Fund -- Select Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Wire Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

BY MAIL

To purchase Shares by mail, send a check made payable to Federated Managed Aggressive Growth Fund -- Select Shares to Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received after payment by check is converted by State Street Bank and Trust Company ("State Street Bank") into federal funds. This is normally the next business day after State Street Bank receives the check.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $1,500. Accounts established through a financial intermediary may be subject to a smaller minimum investment.

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Shares through a financial intermediary may be charged an additional service fee by that financial intermediary. The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities such that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and
(iii) the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Shares at the net asset value next determined after an order is received by the Fund. A shareholder may apply for participation in this program through Federated Securities Corp.

CONFIRMATIONS AND ACCOUNT STATEMENTS

Shareholders will receive detailed confirmations of transactions (except for systematic program transactions.) In addition, shareholders will receive periodic statements reporting all account activity including dividends paid. The Fund will not issue share certificates.

DIVIDENDS

Dividends are declared and paid quarterly to all shareholders invested in the Fund on the record date. Unless shareholders request cash payments by writing the Fund, dividends are automatically reinvested in additional Shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

REDEEMING SELECT SHARES

The Fund redeems Shares at their net asset value next determined after the Fund receives the redemption request. Investors who redeem Shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution, by telephone request or by written request.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem Shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service.

TELEPHONE REDEMPTION

Shareholders may redeem their Shares by telephoning the Fund before 4:00 p.m. (Eastern time). All proceeds will normally be wire transferred the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.

An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests," should be considered.

WRITTEN REQUESTS

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of Shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the Shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually use up, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000, other than retirement accounts subject to required minimum distributions. A shareholder may apply for participation in this program through Federated Securities Corp.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,500. This requirement does not apply, however, if the balance falls below $1,500 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights except that, in matters affecting only a particular fund or class, only shares of that fund or class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of the shareholders for this purpose shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust entitled to vote.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional Shares.

STATE AND LOCAL TAXES


Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.


PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield for Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Shares after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Shares is calculated by dividing the net investment income per share (as defined by the SEC) earned by Shares over a thirty-day period by the maximum offering price per Share of Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.


Shares are sold without any sales charge or similar non-recurring charges.

Total return and yield will be calculated separately for Select Shares and Institutional Shares.


From time to time, advertisements for the Fund's Select Shares may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.

OTHER CLASSES OF SHARES

The Fund also offers another class of shares called Institutional Shares that are sold at net asset value primarily to financial institutions acting in a fiduciary or agency capacity and are subject to a minimum initial investment of $25,000 over a 90-day period.

Institutional Shares are distributed with no 12b-1 Plan but are subject to shareholder services fees. Institutional Shares and Select Shares are subject to certain of the same expenses. Expense differences, however, between Institutional Shares and Select Shares may affect the performance of each class.

To obtain more information and a prospectus for Institutional Shares, investors may call 1-800-341-7400.


                  FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 59.


                                                                   YEAR ENDED NOVEMBER 30,
                                                     ---------------------------------------------------
                                                       1997           1996           1995        1994(A)
                                                     ------         ------         ------       --------
NET ASSET VALUE, BEGINNING OF PERIOD                 $12.52         $11.59          $9.82         $10.00
---------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------
Net investment income                                  0.30           0.33           0.35           0.17
---------------------------------------------
Net realized and unrealized
gain (loss) on investments and
foreign currency                                       1.43           1.24           1.77         (0.25)
---------------------------------------------        ------         ------         ------         ------
Total from
investment operations                                  1.73           1.57
---------------------------------------------        ------         ------         ------         ------
LESS DISTRIBUTIONS
---------------------------------------------
Distributions from
net investment income*                                (0.31)         (0.38)         (0.33)         (0.10)
---------------------------------------------
Distributions from net realized gain
on investments and
foreign currency transactions                         (0.36)         (0.26)         (0.02)            --
---------------------------------------------        ------         ------         ------         ------
Total distributions                                   (0.67)         (0.64)         (0.35)         (0.10)
---------------------------------------------        ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                       $13.58         $12.52         $11.59         $ 9.82
---------------------------------------------        ------         ------         ------         ------
TOTAL RETURN(B)                                       14.40%         14.13%         21.96%         (0.87%)
---------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------
Expenses                                               1.06%          1.05%          1.00%          0.89%*
---------------------------------------------
Net investment income                                  2.27%          2.96%          3.42%          3.42%*
---------------------------------------------
Expense waiver/reimbursement(c)                        0.52%          0.88%          1.71%          1.72%*(d)
---------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------
Net assets,
end of period (000 omitted)                         $76,271        $49,715        $25,611        $15,696
---------------------------------------------
Average commission rate paid(e)                     $0.0069        $0.0037             --             --
---------------------------------------------
Portfolio turnover                                      115%            86%           139%            77%
---------------------------------------------


*   Computed on an annualized basis.
(a) Reflects operations for the period from May 25, 1994 (date of initial public investment) to November 30, 1994. For the period from January 27, 1994, the Fund had no investment activity.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) The adviser waived $6,858 of the investment advisory fee, which represents 0.11% of average net assets, to comply with certain state expense limitations. The remainder of the waiver/reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.
(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

FURTHER INFORMATION ABOUT THE FUND'S PERFORMANCE IS CONTAINED IN THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997,
WHICH CAN BE OBTAINED FREE OF CHARGE.

(See Notes which are an integral part of the Financial Statements)



                                           PORTFOLIO OF INVESTMENTS

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
                                              NOVEMBER 30, 1997


 SHARES                                                                                                                    VALUE IN
 OR UNITS                                                                                                              U.S. DOLLARS
---------------                                                                                                        ------------
*STOCKS -- 70.0%
--------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE STOCKS -- 20.8%
--------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY -- 0.9%
--------------------------------------------------------------------------------------------------------------------
         16,800   Archer-Daniels-Midland Co.                                                                               $359,100
                  --------------------------------------------------------------------------------------------------
          2,900   Dow Chemical Co.                                                                                          286,375
                  --------------------------------------------------------------------------------------------------
         17,800   LTV Corporation                                                                                           198,025
                  --------------------------------------------------------------------------------------------------
         10,300   Louisiana-Pacific Corp.                                                                                   207,931
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,051,431
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER DURABLES -- 0.7%
--------------------------------------------------------------------------------------------------------------------
          3,400   Eastman Kodak Co.                                                                                         206,125
                  --------------------------------------------------------------------------------------------------
          4,100   General  Motors Corp., Class H                                                                            274,700
                  --------------------------------------------------------------------------------------------------
          2,800   General Motors Corp.                                                                                      170,800
                  --------------------------------------------------------------------------------------------------
          9,700   Rubbermaid, Inc.                                                                                          235,225
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     886,850
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER NON-DURABLES -- 1.9%
--------------------------------------------------------------------------------------------------------------------
          2,300   CPC International, Inc.                                                                                   237,762
                  --------------------------------------------------------------------------------------------------
         13,100   PepsiCo, Inc.                                                                                             483,063
                  --------------------------------------------------------------------------------------------------
          4,200   Philip Morris Cos., Inc.                                                                                  182,700
                  --------------------------------------------------------------------------------------------------
          5,000   RJR Nabisco Holdings Corp.                                                                                182,188
                  --------------------------------------------------------------------------------------------------
         12,700   Russell Corp.                                                                                             388,144
                  --------------------------------------------------------------------------------------------------
          6,100   Sara Lee Corp.                                                                                            322,538
                  --------------------------------------------------------------------------------------------------
          8,800   Unilever N.V.                                                                                             510,950
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,307,345
                  --------------------------------------------------------------------------------------------------   ------------
ENERGY MINERALS -- 2.5%
--------------------------------------------------------------------------------------------------------------------
          2,900   Atlantic Richfield Co.                                                                                    236,350
                  --------------------------------------------------------------------------------------------------
          4,700   Chevron Corp.                                                                                             376,881
                  --------------------------------------------------------------------------------------------------
          5,900   Exxon Corp.                                                                                               359,900
                  --------------------------------------------------------------------------------------------------
         10,000   Occidental Petroleum Corp.                                                                                296,875
                  --------------------------------------------------------------------------------------------------
          4,000   Royal Dutch Petroleum Co., ADR                                                                            210,750
                  --------------------------------------------------------------------------------------------------
         11,600   Sun Co., Inc.                                                                                             469,075
                  --------------------------------------------------------------------------------------------------
          6,600   Texaco, Inc.                                                                                              372,900
                  --------------------------------------------------------------------------------------------------
         11,700   USX-Marathon Group                                                                                        400,725
                  --------------------------------------------------------------------------------------------------
          8,500   YPF Sociedad Anonima, ADR                                                                                 285,281
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,008,737
                  --------------------------------------------------------------------------------------------------   ------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
 SHARES                                                                                                                  VALUE IN
 OR UNITS                                                                                                              U.S. DOLLARS
---------------                                                                                                        ------------

*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FINANCE -- 2.5%
--------------------------------------------------------------------------------------------------------------------
          5,600   Allmerica Financial Corp.                                                                                $271,600
                  --------------------------------------------------------------------------------------------------
          3,200   Allstate Corp.                                                                                            274,800
                  --------------------------------------------------------------------------------------------------
          7,000   Bear Stearns Cos., Inc.                                                                                   290,500
                  --------------------------------------------------------------------------------------------------
          6,600   Block (H&R), Inc.                                                                                         270,600
                  --------------------------------------------------------------------------------------------------
          7,300   (a)Boston Properties, Inc.                                                                                238,162
                  --------------------------------------------------------------------------------------------------
          2,800   CIGNA Corp.                                                                                               468,300
                  --------------------------------------------------------------------------------------------------
          1,200   General RE Corp.                                                                                          238,200
                  --------------------------------------------------------------------------------------------------
          5,200   Marsh & McLennan Cos., Inc.                                                                               387,075
                  --------------------------------------------------------------------------------------------------
          5,400   Morgan Stanley, Dean Witter, Discover & Co.                                                               293,288
                  --------------------------------------------------------------------------------------------------
          5,700   Travelers Group, Inc.                                                                                     287,850
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,020,375
                  --------------------------------------------------------------------------------------------------   ------------
HEALTH CARE -- 2.3%
--------------------------------------------------------------------------------------------------------------------
          5,100   Abbott Laboratories                                                                                       331,500
                  --------------------------------------------------------------------------------------------------
         15,800   (a)Beverly Enterprises, Inc.                                                                              268,600
                  --------------------------------------------------------------------------------------------------
          6,200   Bristol-Myers Squibb Co.                                                                                  580,475
                  --------------------------------------------------------------------------------------------------
          2,800   Merck & Co., Inc.                                                                                         264,775
                  --------------------------------------------------------------------------------------------------
          8,100   (a)Perrigo Co.                                                                                            115,425
                  --------------------------------------------------------------------------------------------------
         13,800   Pharmacia & Upjohn, Inc.                                                                                  465,750
                  --------------------------------------------------------------------------------------------------
          4,900   Smithkline Beecham, ADR                                                                                   243,163
                  --------------------------------------------------------------------------------------------------
          9,500   U.S. Surgical Corp.                                                                                       250,563
                  --------------------------------------------------------------------------------------------------
          4,500   United Healthcare Corp.                                                                                   234,281
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,754,532
                  --------------------------------------------------------------------------------------------------   ------------
PRODUCER MANUFACTURING -- 1.6%
--------------------------------------------------------------------------------------------------------------------
         15,500   ITT Industries, Inc.                                                                                      492,125
                  --------------------------------------------------------------------------------------------------
          9,900   Ingersoll-Rand Co.                                                                                        404,663
                  --------------------------------------------------------------------------------------------------
          6,900   Johnson Controls, Inc.                                                                                    316,106
                  --------------------------------------------------------------------------------------------------
          9,700   (a)Lexmark International. Group, Class A                                                                  309,188
                  --------------------------------------------------------------------------------------------------
          2,000   Loews Corp.                                                                                               212,250
                  --------------------------------------------------------------------------------------------------
          4,800   PACCAR, Inc.                                                                                              264,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,998,332
                  --------------------------------------------------------------------------------------------------   ------------
RETAIL TRADE -- 1.2%
--------------------------------------------------------------------------------------------------------------------
          5,700   Dayton-Hudson Corp.                                                                                       378,694
                  --------------------------------------------------------------------------------------------------
         36,100   (a)K Mart Corp.                                                                                           453,506
                  --------------------------------------------------------------------------------------------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
 SHARES                                                                                                                  VALUE IN
 OR UNITS                                                                                                              U.S. DOLLARS
---------------                                                                                                        ------------

*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
RETAIL TRADE -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
         14,800   Wal-Mart Stores, Inc.                                                                                    $591,075
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,423,275
                  --------------------------------------------------------------------------------------------------   ------------
SERVICES -- 1.9%
--------------------------------------------------------------------------------------------------------------------
          2,000   ABB AB, ADR                                                                                               248,000
                  --------------------------------------------------------------------------------------------------
          6,500   Browning-Ferris Industries, Inc.                                                                          231,969
                  --------------------------------------------------------------------------------------------------
          1,900   News Corp., Ltd., ADR                                                                                      41,206
                  --------------------------------------------------------------------------------------------------
         25,700   News Corp., Ltd., ADR                                                                                     507,575
                  --------------------------------------------------------------------------------------------------
         12,300   Readers Digest Association, Inc., Class A                                                                 294,431
                  --------------------------------------------------------------------------------------------------
          5,469   (a)TCI Ventures Group, Class A                                                                            123,736
                  --------------------------------------------------------------------------------------------------
          1,310   (a)Tricon Global Restaurants, Inc.                                                                         44,294
                  --------------------------------------------------------------------------------------------------
          6,600   (a)Viacom, Inc., Class A                                                                                  229,350
                  --------------------------------------------------------------------------------------------------
          4,200   (a)Viacom, Inc., Class B                                                                                  147,000
                  --------------------------------------------------------------------------------------------------
         18,500   Waste Management, Inc.                                                                                    455,563
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,323,124
                  --------------------------------------------------------------------------------------------------   ------------
TECHNOLOGY -- 2.1%
--------------------------------------------------------------------------------------------------------------------
          7,500   AMP, Inc.                                                                                                 325,781
                  --------------------------------------------------------------------------------------------------
          6,500   (a)Cabletron Systems, Inc.                                                                                149,500
                  --------------------------------------------------------------------------------------------------
         13,300   First Data Corp.                                                                                          376,556
                  --------------------------------------------------------------------------------------------------
          2,800   International Business Machines Corp.                                                                     306,775
                  --------------------------------------------------------------------------------------------------
          2,100   Matsushita Electric Industrial Co., ADR                                                                   325,631
                  --------------------------------------------------------------------------------------------------
         29,300   (a)Novell, Inc.                                                                                           271,025
                  --------------------------------------------------------------------------------------------------
          3,100   Raytheon Co.                                                                                              173,406
                  --------------------------------------------------------------------------------------------------
          9,400   (a)Seagate Technology, Inc.                                                                               213,263
                  --------------------------------------------------------------------------------------------------
          6,100   (a)Storage Technology Corp.                                                                               393,831
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,535,768
                  --------------------------------------------------------------------------------------------------   ------------
TRANSPORTATION -- 0.6%
--------------------------------------------------------------------------------------------------------------------
          7,200   CNF Transporation, Inc.                                                                                   313,200
                  --------------------------------------------------------------------------------------------------
          6,883   KLM Royal Dutch Airlines                                                                                  247,788
                  --------------------------------------------------------------------------------------------------
          6,300   Ryder Systems, Inc.                                                                                       228,769
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     789,757
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 2.6%
--------------------------------------------------------------------------------------------------------------------
          5,400   CMS Energy Corp.                                                                                          212,625
                  --------------------------------------------------------------------------------------------------
          3,900   Coastal Corp.                                                                                             228,394
                  --------------------------------------------------------------------------------------------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
 SHARES                                                                                                                  VALUE IN
 OR UNITS                                                                                                              U.S. DOLLARS
---------------                                                                                                        ------------

*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
UTILITIES -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          3,700   Columbia Gas System, Inc.                                                                                $269,175
                  --------------------------------------------------------------------------------------------------
         10,300   Entergy Corp.                                                                                             267,800
                  --------------------------------------------------------------------------------------------------
          3,900   GTE Corp.                                                                                                 197,194
                  --------------------------------------------------------------------------------------------------
         10,300   Houston Industries, Inc.                                                                                  243,981
                  --------------------------------------------------------------------------------------------------
         13,200   MCI Communications Corp.                                                                                  579,975
                  --------------------------------------------------------------------------------------------------
         12,500   P G & E Corp.                                                                                             353,125
                  --------------------------------------------------------------------------------------------------
          7,000   Public Service Enterprises Group, Inc.                                                                    204,313
                  --------------------------------------------------------------------------------------------------
         16,031   (a)Tele-Communications, Inc., Class A                                                                     367,210
                  --------------------------------------------------------------------------------------------------
          6,400   U.S. West, Inc.                                                                                           289,200
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,212,992
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL LARGE-CAP VALUE STOCKS                                                                           25,312,518
                  --------------------------------------------------------------------------------------------------   ------------
SMALL-CAP STOCKS -- 15.9%
--------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY -- 1.4%
--------------------------------------------------------------------------------------------------------------------
          6,900   BMC Industries, Inc.                                                                                      128,081
                  --------------------------------------------------------------------------------------------------
          4,600   Cambrex Corp.                                                                                             208,725
                  --------------------------------------------------------------------------------------------------
          6,100   (a)Carbide/Graphite Group, Inc.                                                                           235,612
                  --------------------------------------------------------------------------------------------------
          9,900   (a)Chirex, Inc.                                                                                           241,312
                  --------------------------------------------------------------------------------------------------
          5,400   Furon Co.                                                                                                 213,300
                  --------------------------------------------------------------------------------------------------
          3,900   Lone Star Industries, Inc.                                                                                203,288
                  --------------------------------------------------------------------------------------------------
          5,100   (a)Lone Star Technologies, Inc.                                                                           147,900
                  --------------------------------------------------------------------------------------------------
         13,500   Spartech Corp.                                                                                            222,750
                  --------------------------------------------------------------------------------------------------
          3,600   Valspar Corp.                                                                                             109,350
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,710,318
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER DURABLES -- 1.3%
--------------------------------------------------------------------------------------------------------------------
          8,500   (a)Action Performance Companies, Inc.                                                                     246,500
                  --------------------------------------------------------------------------------------------------
          5,800   (a)American Homestar Corporation                                                                           81,200
                  --------------------------------------------------------------------------------------------------
         10,700   Brilliance China Automotive Holdings Ltd.                                                                 100,981
                  --------------------------------------------------------------------------------------------------
          3,500   Carlisle Cos., Inc.                                                                                       148,750
                  --------------------------------------------------------------------------------------------------
          7,400   (a)Dura Automotive Systems, Inc.                                                                          195,175
                  --------------------------------------------------------------------------------------------------
          5,000   (a)Equity Marketing, Inc.                                                                                 147,500
                  --------------------------------------------------------------------------------------------------
          4,600   (a)Gentex Corp.                                                                                           113,850
                  --------------------------------------------------------------------------------------------------
         12,800   (a)Helen of Troy Ltd.                                                                                     182,400
                  --------------------------------------------------------------------------------------------------
          2,800   Oakwood Homes Corp.                                                                                        84,000
                  --------------------------------------------------------------------------------------------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
 SHARES                                                                                                                  VALUE IN
 OR UNITS                                                                                                              U.S. DOLLARS
---------------                                                                                                        ------------

*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SMALL-CAP STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          5,400   (a)Stanley Furniture Co. Inc.                                                                           $ 148,500
                  --------------------------------------------------------------------------------------------------
          2,500   Wynns International, Inc.                                                                                  81,094
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,529,950
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER NON-DURABLES -- 0.4%
--------------------------------------------------------------------------------------------------------------------
          3,400   (a)Blyth Industries, Inc.                                                                                  87,337
                  --------------------------------------------------------------------------------------------------
          5,700   (a)North Face, Inc.                                                                                       123,975
                  --------------------------------------------------------------------------------------------------
          5,800   (a)Rayovac Corp.                                                                                           97,150
                  --------------------------------------------------------------------------------------------------
          3,700   (a)Tommy Hilfiger Corp.                                                                                   145,225
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     453,687
                  --------------------------------------------------------------------------------------------------   ------------
ENERGY MINERALS -- 0.6%
--------------------------------------------------------------------------------------------------------------------
          1,700   Camco International, Inc.                                                                                 106,675
                  --------------------------------------------------------------------------------------------------
          7,400   (a)Key Energy Group, Inc.                                                                                 179,913
                  --------------------------------------------------------------------------------------------------
          2,400   (a)Patterson Energy Inc.                                                                                   88,200
                  --------------------------------------------------------------------------------------------------
          3,600   (a)TransCoastal Marine Services, Inc.                                                                      70,200
                  --------------------------------------------------------------------------------------------------
          5,200   (a)Tuboscope  Inc.                                                                                        128,050
                  --------------------------------------------------------------------------------------------------
          8,200   Vintage Petroleum, Inc.                                                                                   158,875
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     731,913
                  --------------------------------------------------------------------------------------------------   ------------
FINANCE -- 2.8%
--------------------------------------------------------------------------------------------------------------------
          6,000   (a)Amresco, Inc.                                                                                          168,000
                  --------------------------------------------------------------------------------------------------
          3,700   CMAC Investment Corp.                                                                                     192,169
                  --------------------------------------------------------------------------------------------------
          7,400   City National Corp.                                                                                       240,500
                  --------------------------------------------------------------------------------------------------
          3,900   (a)Delphi Financial Group, Inc., Class A                                                                  156,488
                  --------------------------------------------------------------------------------------------------
          8,600   (a)Delta Financial Corp.                                                                                  142,438
                  --------------------------------------------------------------------------------------------------
          2,600   Executive Risk, Inc.                                                                                      169,000
                  --------------------------------------------------------------------------------------------------
          4,400   (a)FIRSTPLUS Financial Group, Inc.                                                                        167,750
                  --------------------------------------------------------------------------------------------------
          6,200   (a)FirstFed Financial Corp.                                                                               226,300
                  --------------------------------------------------------------------------------------------------
          7,000   Frontier Insurance Group, Inc.                                                                            168,438
                  --------------------------------------------------------------------------------------------------
          4,300   GBC Bancorp                                                                                               234,888
                  --------------------------------------------------------------------------------------------------
          4,500   (a)Imperial Bancorp                                                                                       210,094
                  --------------------------------------------------------------------------------------------------
          7,700   North Fork Bancorp, Inc.                                                                                  233,888
                  --------------------------------------------------------------------------------------------------
          8,300   (a)Philadelphia Consolidated Holding Corp.                                                                135,913
                  --------------------------------------------------------------------------------------------------
          2,600   Sirrom Capital Corp.                                                                                      114,400
                  --------------------------------------------------------------------------------------------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
 SHARES                                                                                                                  VALUE IN
 OR UNITS                                                                                                              U.S. DOLLARS
---------------                                                                                                        ------------

*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SMALL-CAP STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FINANCE -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
         12,200   Sovereign Bancorp, Inc.                                                                                  $231,038
                  --------------------------------------------------------------------------------------------------
          6,600   Trans Financial, Inc.                                                                                     226,875
                  --------------------------------------------------------------------------------------------------
          7,200   (a)Triad Guaranty, Inc.                                                                                   212,400
                  --------------------------------------------------------------------------------------------------
          3,500   Vesta Insurance Group, Inc.                                                                               192,063
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,422,642
                  --------------------------------------------------------------------------------------------------   ------------
HEALTH CARE -- 1.5%
--------------------------------------------------------------------------------------------------------------------
          7,400   Ballard Medical Products                                                                                  170,662
                  --------------------------------------------------------------------------------------------------
          5,400   (a)Complete Management, Inc.                                                                               89,775
                  --------------------------------------------------------------------------------------------------
          3,000   (a)Curative Technologies, Inc.                                                                             85,500
                  --------------------------------------------------------------------------------------------------
          9,300   (a)FPA Medical Management, Inc.                                                                           240,056
                  --------------------------------------------------------------------------------------------------
          8,600   (a)Genesis Health Ventures, Inc.                                                                          208,550
                  --------------------------------------------------------------------------------------------------
         11,200   (a)Healthdyne Technologies, Inc.                                                                          214,900
                  --------------------------------------------------------------------------------------------------
          3,000   (a)Hologic, Inc.                                                                                           77,625
                  --------------------------------------------------------------------------------------------------
          3,300   (a)Medicis Pharmaceutical Corp., Class A                                                                  141,075
                  --------------------------------------------------------------------------------------------------
          7,300   Phycor, Inc.                                                                                              179,763
                  --------------------------------------------------------------------------------------------------
         11,600   (a)Prime Medical Services                                                                                 153,700
                  --------------------------------------------------------------------------------------------------
          4,300   (a)Somnus Medical Technologies, Inc.                                                                       49,450
                  --------------------------------------------------------------------------------------------------
          3,700   (a)Universal Health Services, Inc., Class B                                                               161,644
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,772,700
                  --------------------------------------------------------------------------------------------------   ------------
PRODUCER MANUFACTURING -- 1.1%
--------------------------------------------------------------------------------------------------------------------
          8,500   (a)AFC Cable Systems, Inc.                                                                                227,375
                  --------------------------------------------------------------------------------------------------
          8,600   (a)Ballantyne of Omaha, Inc.                                                                              158,025
                  --------------------------------------------------------------------------------------------------
          5,600   (a)Cable Design Technologies, Class A                                                                     226,800
                  --------------------------------------------------------------------------------------------------
          6,700   (a)Chicago Miniature Lamp, Inc.                                                                           226,962
                  --------------------------------------------------------------------------------------------------
          4,200   (a)EVI, Inc.                                                                                              216,038
                  --------------------------------------------------------------------------------------------------
          6,500   (a)Royal Group Technologies Ltd.                                                                          156,406
                  --------------------------------------------------------------------------------------------------
          8,600   (a)US Office Products Co.                                                                                 170,925
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,382,531
                  --------------------------------------------------------------------------------------------------   ------------
RETAIL TRADE -- 1.7%
--------------------------------------------------------------------------------------------------------------------
          3,400   (a)CDW Computer Centers, Inc.                                                                             200,600
                  --------------------------------------------------------------------------------------------------
         10,200   Claire's Stores, Inc.                                                                                     230,775
                  --------------------------------------------------------------------------------------------------
          3,400   (a)Express Scripts, Inc., Class A                                                                         200,600
                  --------------------------------------------------------------------------------------------------
          9,600   (a) Funco, Inc.                                                                                           177,600
                  --------------------------------------------------------------------------------------------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH
 SHARES                                                                                                                  VALUE IN
 OR UNITS                                                                                                              U.S. DOLLARS
---------------                                                                                                        ------------

*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SMALL-CAP STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
RETAIL TRADE -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          7,800   (a)Microage, Inc.                                                                                        $156,975
                  --------------------------------------------------------------------------------------------------
          7,700   (a)O'Reilly Automotive, Inc.                                                                              181,913
                  --------------------------------------------------------------------------------------------------
         10,900   (a)Paul Harris Stores, Inc.                                                                               230,263
                  --------------------------------------------------------------------------------------------------
          8,000   (a)Pomeroy Computer Resources                                                                             200,000
                  --------------------------------------------------------------------------------------------------
          4,600   (a)Proffitts, Inc.                                                                                        140,588
                  --------------------------------------------------------------------------------------------------
          8,100   (a)Renters Choice, Inc.                                                                                   182,250
                  --------------------------------------------------------------------------------------------------
          7,800   (a)Zale Corp.                                                                                             173,550
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,075,114
                  --------------------------------------------------------------------------------------------------   ------------
SERVICES -- 1.9%
--------------------------------------------------------------------------------------------------------------------
          3,100   (a)ASE Test Ltd.                                                                                          173,600
                  --------------------------------------------------------------------------------------------------
          5,000   (a)Allied Waste Industries, Inc.                                                                          109,375
                  --------------------------------------------------------------------------------------------------
          9,200   (a)American Business Information, Class A                                                                 108,100
                  --------------------------------------------------------------------------------------------------
          8,800   (a)American Business Information, Class B                                                                  96,800
                  --------------------------------------------------------------------------------------------------
          7,950   (a)BARRA, Inc.                                                                                            221,606
                  --------------------------------------------------------------------------------------------------
          3,800   (a)Caribiner International, Inc.                                                                          161,262
                  --------------------------------------------------------------------------------------------------
          3,200   (a)Daisytek International Corp.                                                                           125,600
                  --------------------------------------------------------------------------------------------------
          4,900   (a)FactSet Research Systems                                                                               123,725
                  --------------------------------------------------------------------------------------------------
         10,800   (a)Newpark Resources, Inc.                                                                                215,325
                  --------------------------------------------------------------------------------------------------
          5,800   (a)Personnel Group of America, Inc.                                                                       212,063
                  --------------------------------------------------------------------------------------------------
          8,700   (a)Prime Hospitality Corp.                                                                                166,388
                  --------------------------------------------------------------------------------------------------
         11,400   (a)ProBusiness Services, Inc.                                                                             240,825
                  --------------------------------------------------------------------------------------------------
         16,800   (a)Seattle Filmworks, Inc.                                                                                165,900
                  --------------------------------------------------------------------------------------------------
          7,300   (a)Snyder Communications, Inc.                                                                            247,744
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,368,313
                  --------------------------------------------------------------------------------------------------   ------------
TECHNOLOGY -- 2.6%
--------------------------------------------------------------------------------------------------------------------
          6,000   ATMI, Inc.                                                                                                192,750
                  --------------------------------------------------------------------------------------------------
          8,200   (a)Alphanet Solutions, Inc.                                                                               105,575
                  --------------------------------------------------------------------------------------------------
          7,700   (a)Apex mPC Solutions, Inc.                                                                               169,400
                  --------------------------------------------------------------------------------------------------
          5,300   (a)Applied Science & Technology, Inc.                                                                     111,300
                  --------------------------------------------------------------------------------------------------
          8,600   (a)Applied Voice Technology, Inc.                                                                         240,800
                  --------------------------------------------------------------------------------------------------
          7,600   (a)Benchmark Electronics, Inc.                                                                            213,750
                  --------------------------------------------------------------------------------------------------
          6,800   (a)Benchmarq Microelectronics, Inc.                                                                       124,100
                  --------------------------------------------------------------------------------------------------
          8,200   (a)Cybex Computer Products Corp.                                                                          213,200
                  --------------------------------------------------------------------------------------------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
 SHARES                                                                                                                  VALUE IN
 OR UNITS                                                                                                              U.S. DOLLARS
---------------                                                                                                        ------------

*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SMALL-CAP STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          7,800   (a)Cymer, Inc.                                                                                           $149,662
                  --------------------------------------------------------------------------------------------------
          5,700   (a)DSP Group, Inc.                                                                                        186,675
                  --------------------------------------------------------------------------------------------------
          5,000   (a)Ducommun, Inc.                                                                                         162,188
                  --------------------------------------------------------------------------------------------------
          5,800   (a)Eltron International, Inc.                                                                             181,250
                  --------------------------------------------------------------------------------------------------
          4,200   (a)HADCO Corp.                                                                                            260,400
                  --------------------------------------------------------------------------------------------------
          6,300   (a)II-VI, Inc.                                                                                            151,988
                  --------------------------------------------------------------------------------------------------
          7,100   (a)MRV Communications, Inc.                                                                               200,575
                  --------------------------------------------------------------------------------------------------
          5,700   (a)Mastech Corp.                                                                                          166,725
                  --------------------------------------------------------------------------------------------------
          4,700   (a)Qlogic Corp.                                                                                           155,688
                  --------------------------------------------------------------------------------------------------
          5,100   (a)Three-Five Systems, Inc.                                                                               101,681
                  --------------------------------------------------------------------------------------------------
          4,400   (a)Tollgrade Communications, Inc.                                                                         103,950
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,191,657
                  --------------------------------------------------------------------------------------------------   ------------
TRANSPORTATION -- 0.2%
--------------------------------------------------------------------------------------------------------------------
          2,600   Airlines Express International Corp.                                                                       74,587
                  --------------------------------------------------------------------------------------------------
          6,300   Comair Holdings, Inc.                                                                                     139,387
                  --------------------------------------------------------------------------------------------------
          1,800   Expeditors International Washington, Inc.                                                                  70,088
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     284,062
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES--  0.4%
--------------------------------------------------------------------------------------------------------------------
          3,100   Cincinnati Bell, Inc.                                                                                      91,450
                  --------------------------------------------------------------------------------------------------
          4,700   IXC Communications, Inc.                                                                                  163,031
                  --------------------------------------------------------------------------------------------------
          2,500   MCN Corp.                                                                                                  95,469
                  --------------------------------------------------------------------------------------------------
          2,600   Sonat, Inc.                                                                                               113,263
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     463,213
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL SMALL-CAP STOCKS                                                                                 19,386,100
                  --------------------------------------------------------------------------------------------------   ------------
LARGE CAP GROWTH -- 17.9%
--------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY -- 0.4%
--------------------------------------------------------------------------------------------------------------------
          3,900   (a)Lone Star Technologies, Inc.                                                                           113,100
                  --------------------------------------------------------------------------------------------------
          3,300   Martin Marietta Materials                                                                                 114,263
                  --------------------------------------------------------------------------------------------------
          2,300   Southdown, Inc.                                                                                           132,681
                  --------------------------------------------------------------------------------------------------
          6,000   (a)Steel Dynamics, Inc.                                                                                   111,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     471,044
                  --------------------------------------------------------------------------------------------------   ------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
 SHARES                                                                                                                  VALUE IN
 OR UNITS                                                                                                              U.S. DOLLARS
---------------                                                                                                        ------------

*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
GROWTH -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.4%
--------------------------------------------------------------------------------------------------------------------
          4,000   Carlisle Cos., Inc.                                                                                      $170,000
                  --------------------------------------------------------------------------------------------------
          8,700   (a)Furniture Brands International, Inc.                                                                   170,194
                  --------------------------------------------------------------------------------------------------
          1,200   Sony Corp ADR                                                                                             100,200
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     440,394
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER NON-DURABLES -- 1.6%
--------------------------------------------------------------------------------------------------------------------
          4,100   (a)Consolidated Cigar Holdings, Inc.                                                                      113,006
                  --------------------------------------------------------------------------------------------------
          1,300   Gillette Co.                                                                                              120,006
                  --------------------------------------------------------------------------------------------------
          4,500   (a)Jones Apparel Group, Inc.                                                                              219,375
                  --------------------------------------------------------------------------------------------------
          5,100   Philip Morris Cos., Inc.                                                                                  221,850
                  --------------------------------------------------------------------------------------------------
          3,800   Procter & Gamble Co.                                                                                      289,988
                  --------------------------------------------------------------------------------------------------
          4,500   (a)Smithfield Foods, Inc.                                                                                 159,188
                  --------------------------------------------------------------------------------------------------
          3,400   St. John Knits, Inc.                                                                                      129,838
                  --------------------------------------------------------------------------------------------------
          3,900   (a)Tommy Hilfiger Corp.                                                                                   153,075
                  --------------------------------------------------------------------------------------------------
          4,600   Universal Corp.                                                                                           181,988
                  --------------------------------------------------------------------------------------------------
          4,900   Wolverine World Wide, Inc.                                                                                111,781
                  --------------------------------------------------------------------------------------------------
          2,900   Wrigley (Wm.), Jr. Co.                                                                                    229,463
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,929,558
                  --------------------------------------------------------------------------------------------------   ------------
ENERGY MINERALS -- 1.7%
--------------------------------------------------------------------------------------------------------------------
          2,000   (a)BJ Services Co.                                                                                        143,625
                  --------------------------------------------------------------------------------------------------
          3,600   Baker Hughes, Inc.                                                                                        150,750
                  --------------------------------------------------------------------------------------------------
          1,900   British Petroleum Co., PLC - ADR                                                                          157,700
                  --------------------------------------------------------------------------------------------------
          2,600   (a)Cooper Cameron Corp.                                                                                   158,437
                  --------------------------------------------------------------------------------------------------
          2,800   Diamond Offshore Drilling, Inc.                                                                           139,650
                  --------------------------------------------------------------------------------------------------
          4,400   ENSCO International, Inc.                                                                                 157,300
                  --------------------------------------------------------------------------------------------------
          4,800   (a)Falcon Drilling Co., Inc.                                                                              154,800
                  --------------------------------------------------------------------------------------------------
          4,100   (a)Friede Goldman International, Inc.                                                                     121,975
                  --------------------------------------------------------------------------------------------------
          5,000   (a)Key Energy Group, Inc.                                                                                 121,563
                  --------------------------------------------------------------------------------------------------
          4,000   (a)Nabors Industries, Inc.                                                                                140,250
                  --------------------------------------------------------------------------------------------------
          1,400   (a)Petroleum Geo-Services, ADR                                                                             90,038
                  --------------------------------------------------------------------------------------------------
          4,300   (a)Rowan Companies, Inc.                                                                                  146,200
                  --------------------------------------------------------------------------------------------------
          2,700   (a)Smith International, Inc.                                                                              172,800
                  --------------------------------------------------------------------------------------------------
          3,400   Tosco Corp.                                                                                               110,713
                  --------------------------------------------------------------------------------------------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
 SHARES                                                                                                                  VALUE IN
 OR UNITS                                                                                                              U.S. DOLLARS
---------------                                                                                                        ------------

*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
GROWTH -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
ENERGY MINERALS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          4,000   (a)TransCoastal Marine Services, Inc.                                                                    $ 78,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,043,801
                  --------------------------------------------------------------------------------------------------   ------------
FINANCE -- 3.6%
--------------------------------------------------------------------------------------------------------------------
          5,000   Ahmanson (H.F.) & Co.                                                                                     297,500
                  --------------------------------------------------------------------------------------------------
          2,500   Allstate Corp.                                                                                            214,687
                  --------------------------------------------------------------------------------------------------
          1,650   American International Group, Inc.                                                                        166,341
                  --------------------------------------------------------------------------------------------------
          4,000   Bank of New York Co., Inc.                                                                                215,000
                  --------------------------------------------------------------------------------------------------
          2,900   BankAmerica Corp.                                                                                         211,700
                  --------------------------------------------------------------------------------------------------
          7,700   (a)Catellus Development Corp.                                                                             142,450
                  --------------------------------------------------------------------------------------------------
          1,500   Citicorp                                                                                                  179,906
                  --------------------------------------------------------------------------------------------------
          5,000   Conseco, Inc.                                                                                             232,812
                  --------------------------------------------------------------------------------------------------
          4,200   (a)E Trade Group, Inc.                                                                                    105,263
                  --------------------------------------------------------------------------------------------------
          2,400   Equitable Companies Inc.                                                                                  114,450
                  --------------------------------------------------------------------------------------------------
          7,200   Frontier Insurance Group, Inc.                                                                            173,250
                  --------------------------------------------------------------------------------------------------
          5,000   (a)Golden State Bancorp, Inc.                                                                             166,563
                  --------------------------------------------------------------------------------------------------
         13,200   MBNA Corp.                                                                                                350,625
                  --------------------------------------------------------------------------------------------------
          1,700   MGIC Investment Corp.                                                                                      99,344
                  --------------------------------------------------------------------------------------------------
          3,600   Mellon Bank Corp.                                                                                         204,075
                  --------------------------------------------------------------------------------------------------
          3,200   Merrill Lynch & Co., Inc.                                                                                 224,600
                  --------------------------------------------------------------------------------------------------
          4,200   Morgan Stanley, Dean Witter, Discover & Co.                                                               228,113
                  --------------------------------------------------------------------------------------------------
          2,700   NationsBank Corp.                                                                                         162,169
                  --------------------------------------------------------------------------------------------------
          4,400   Old Republic International Corp.                                                                          158,675
                  --------------------------------------------------------------------------------------------------
          3,400   T. Rowe Price Associates                                                                                  221,000
                  --------------------------------------------------------------------------------------------------
          4,100   Torchmark Corp.                                                                                           167,331
                  --------------------------------------------------------------------------------------------------
          7,350   Travelers Group, Inc.                                                                                     371,175
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   4,407,029
                  --------------------------------------------------------------------------------------------------   ------------
HEALTH CARE -- 2.5%
--------------------------------------------------------------------------------------------------------------------
          5,900   (a)BioChem Pharma, Inc.                                                                                   150,450
                  --------------------------------------------------------------------------------------------------
          4,100   (a)Centocor, Inc.                                                                                         178,350
                  --------------------------------------------------------------------------------------------------
          3,100   (a) Dura Pharmaceuticals, Inc.                                                                            136,013
                  --------------------------------------------------------------------------------------------------
          2,900   Guidant Corp.                                                                                             186,325
                  --------------------------------------------------------------------------------------------------
          6,000   HBO & Co.                                                                                                 269,250
                  --------------------------------------------------------------------------------------------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
 SHARES                                                                                                                  VALUE IN
 OR UNITS                                                                                                              U.S. DOLLARS
---------------                                                                                                        ------------

*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
GROWTH -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          6,700   (a)HEALTHSOUTH Corp.                                                                                     $175,875
                  --------------------------------------------------------------------------------------------------
          5,300   Jones Medical Industries, Inc.                                                                            174,900
                  --------------------------------------------------------------------------------------------------
          3,600   Lilly (Eli) & Co.                                                                                         227,025
                  --------------------------------------------------------------------------------------------------
          3,700   (a)MedPartners, Inc.                                                                                       91,575
                  --------------------------------------------------------------------------------------------------
          1,500   Merck & Co., Inc.                                                                                         141,844
                  --------------------------------------------------------------------------------------------------
          7,600   Omnicare, Inc.                                                                                            219,450
                  --------------------------------------------------------------------------------------------------
          1,600   Pfizer, Inc.                                                                                              116,400
                  --------------------------------------------------------------------------------------------------
          4,100   (a)Phycor, Inc.                                                                                           100,963
                  --------------------------------------------------------------------------------------------------
          2,300   (a)Quintiles Transnational Corp.                                                                          179,688
                  --------------------------------------------------------------------------------------------------
          5,200   (a)Safeskin Corp.                                                                                         247,650
                  --------------------------------------------------------------------------------------------------
          2,200   Smithkline Beecham, ADR                                                                                   109,175
                  --------------------------------------------------------------------------------------------------
          3,900   (a)Universal Health Services, Inc., Class B                                                               170,381
                  --------------------------------------------------------------------------------------------------
          1,500   Warner-Lambert Co.                                                                                        209,813
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,085,127
                  --------------------------------------------------------------------------------------------------   ------------
PRODUCER MANUFACTURING -- 1.3%
--------------------------------------------------------------------------------------------------------------------
          3,500   (a)EVI, Inc.                                                                                              180,031
                  --------------------------------------------------------------------------------------------------
          4,900   General Electric Co.                                                                                      361,375
                  --------------------------------------------------------------------------------------------------
          4,950   (a)Halter Marine Group, Inc.                                                                              137,981
                  --------------------------------------------------------------------------------------------------
          5,100   (a)Maverick Tube Corp.                                                                                    145,669
                  --------------------------------------------------------------------------------------------------
          2,800   Precision Castparts Corp.                                                                                 166,250
                  --------------------------------------------------------------------------------------------------
          8,800   (a)Royal Group Technologies Ltd.                                                                          211,750
                  --------------------------------------------------------------------------------------------------
          5,200   Tyco International, Ltd.                                                                                  204,100
                  --------------------------------------------------------------------------------------------------
          9,900   (a)US Office Products Co.                                                                                 196,763
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,603,919
                  --------------------------------------------------------------------------------------------------   ------------
RETAIL TRADE -- 1.1%
--------------------------------------------------------------------------------------------------------------------
          4,900   (a)CompUSA, Inc.                                                                                          179,156
                  --------------------------------------------------------------------------------------------------
          8,100   (a)General Nutrition Cos., Inc.                                                                           276,413
                  --------------------------------------------------------------------------------------------------
          4,050   Home Depot, Inc.                                                                                          226,547
                  --------------------------------------------------------------------------------------------------
          9,200   Pier 1 Imports, Inc.                                                                                      205,850
                  --------------------------------------------------------------------------------------------------
          2,900   (a)Safeway, Inc.                                                                                          176,175
                  --------------------------------------------------------------------------------------------------
          6,500   TJX Cos., Inc.                                                                                            224,250
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,288,391
                  --------------------------------------------------------------------------------------------------   ------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
 SHARES                                                                                                                  VALUE IN
 OR UNITS                                                                                                              U.S. DOLLARS
---------------                                                                                                        ------------

*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
GROWTH -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SERVICES -- 0.9%
--------------------------------------------------------------------------------------------------------------------
          2,300   (a)ASE Test Ltd.                                                                                         $128,800
                  --------------------------------------------------------------------------------------------------
          5,800   (a)Corrections Corp. America                                                                              200,825
                  --------------------------------------------------------------------------------------------------
          2,400   (a)HFS,  Inc.                                                                                             164,700
                  --------------------------------------------------------------------------------------------------
          1,700   (a)Heftel Broadcasting Corp., Class A                                                                     125,588
                  --------------------------------------------------------------------------------------------------
          6,200   (a)Newpark Resources, Inc.                                                                                123,613
                  --------------------------------------------------------------------------------------------------
          8,800   (a)Philip Services Corp.                                                                                  139,150
                  --------------------------------------------------------------------------------------------------
          6,100   (a)Snyder Communications, Inc.                                                                            207,019
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,089,695
                  --------------------------------------------------------------------------------------------------   ------------
TECHNOLOGY -- 3.2%
--------------------------------------------------------------------------------------------------------------------
          1,100   (a)ASM Lithography Holding NV, ADR                                                                         68,750
                  --------------------------------------------------------------------------------------------------
          3,900   (a)Advanced Fibre Communications                                                                          100,912
                  --------------------------------------------------------------------------------------------------
          2,200   (a)America Online, Inc.                                                                                   166,100
                  --------------------------------------------------------------------------------------------------
          3,700   (a)Applied Materials, Inc.                                                                                122,100
                  --------------------------------------------------------------------------------------------------
          4,400   (a)Cadence Design Systems, Inc.                                                                           111,100
                  --------------------------------------------------------------------------------------------------
          2,700   (a)Cisco Systems, Inc.                                                                                    232,875
                  --------------------------------------------------------------------------------------------------
          3,500   Compaq Computer Corp.                                                                                     218,531
                  --------------------------------------------------------------------------------------------------
          7,000   (a)Creative Technology Ltd.                                                                               186,375
                  --------------------------------------------------------------------------------------------------
          2,300   Dallas Semiconductor Corp.                                                                                112,412
                  --------------------------------------------------------------------------------------------------
          1,800   (a)Dell Computer Corp.                                                                                    151,537
                  --------------------------------------------------------------------------------------------------
          4,000   (a)EMC Corp. Mass                                                                                         121,250
                  --------------------------------------------------------------------------------------------------
          3,600   (a)HNC Software                                                                                           113,400
                  --------------------------------------------------------------------------------------------------
          6,400   (a)Hyperion Software Corp.                                                                                275,800
                  --------------------------------------------------------------------------------------------------
          2,200   Intel Corp.                                                                                               170,775
                  --------------------------------------------------------------------------------------------------
          2,300   Lucent Technologies, Inc.                                                                                 184,288
                  --------------------------------------------------------------------------------------------------
          5,600   (a)Mastech Corp.                                                                                          163,800
                  --------------------------------------------------------------------------------------------------
          2,500   (a)Metromedia Fibre Network, Inc.                                                                          42,188
                  --------------------------------------------------------------------------------------------------
          1,800   (a)Microsoft Corp.                                                                                        254,700
                  --------------------------------------------------------------------------------------------------
          5,800   (a)Ortel Corp.                                                                                            103,675
                  --------------------------------------------------------------------------------------------------
          1,600   (a)PRI Automation, Inc.                                                                                    54,600
                  --------------------------------------------------------------------------------------------------
          1,500   (a)Peoplesoft, Inc.                                                                                        98,156
                  --------------------------------------------------------------------------------------------------
          3,200   (a)Rambus, Inc.                                                                                           178,600
                  --------------------------------------------------------------------------------------------------
          4,500   (a)SCI Systems, Inc.                                                                                      206,156
                  --------------------------------------------------------------------------------------------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
 SHARES                                                                                                                  VALUE IN
 OR UNITS                                                                                                              U.S. DOLLARS
---------------                                                                                                        ------------

*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
GROWTH -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TECHNOLOGY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          5,700   (a)Sandisk Corp.                                                                                         $139,650
                  --------------------------------------------------------------------------------------------------
          1,500   (a)Speedfam International, Inc.                                                                            38,438
                  --------------------------------------------------------------------------------------------------
          3,100   (a)Tellabs, Inc.                                                                                          161,200
                  --------------------------------------------------------------------------------------------------
          2,400   Texas Instruments, Inc.                                                                                   118,200
                  --------------------------------------------------------------------------------------------------
          3,400   (a)World Access, Inc.                                                                                      83,300
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,978,868
                  --------------------------------------------------------------------------------------------------   ------------
TRANSPORTATION -- 0.3%
--------------------------------------------------------------------------------------------------------------------
          2,600   (a)Continental Airlines, Inc., Class B                                                                    118,462
                  --------------------------------------------------------------------------------------------------
          5,700   Expeditors International Washington, Inc.                                                                 221,944
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     340,406
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 0.9%
--------------------------------------------------------------------------------------------------------------------
          4,900   Cincinnati Bell, Inc.                                                                                     144,550
                  --------------------------------------------------------------------------------------------------
          3,300   Coastal Corp.                                                                                             193,256
                  --------------------------------------------------------------------------------------------------
          7,700   (a)ICG Communications, Inc.                                                                               179,025
                  --------------------------------------------------------------------------------------------------
          8,000   (a)IXC Communications, Inc.                                                                               277,500
                  --------------------------------------------------------------------------------------------------
          3,200   Sonat, Inc.                                                                                               139,400
                  --------------------------------------------------------------------------------------------------
          3,400   (a)Teleport Communications Group, Inc., Class A                                                           166,600
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,100,331
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL GROWTH                                                                                           21,778,563
                  --------------------------------------------------------------------------------------------------   ------------
FOREIGN EQUITY -- 15.5%
--------------------------------------------------------------------------------------------------------------------
ARGENTINA -- 0.2%
--------------------------------------------------------------------------------------------------------------------
          6,900   (a)Banco Rio de la Plata SA, ADR                                                                           86,681
                  --------------------------------------------------------------------------------------------------
          4,523   Compania Naviera Perez Companc SA, Class B                                                                 32,306
                  --------------------------------------------------------------------------------------------------
          1,600   Telecom Argentina SA, ADR                                                                                  49,100
                  --------------------------------------------------------------------------------------------------
          1,300   Telefonica De Argentina ADR                                                                                42,981
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     211,068
                  --------------------------------------------------------------------------------------------------   ------------
AUSTRALIA -- 0.6%
--------------------------------------------------------------------------------------------------------------------
         12,000   Australia & New Zealand Banking Group, Melbourne                                                           82,270
                  --------------------------------------------------------------------------------------------------
         40,200   Austrim Ltd.                                                                                               89,489
                  --------------------------------------------------------------------------------------------------
         20,000   Coles Myer Ltd.                                                                                            98,330
                  --------------------------------------------------------------------------------------------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
 SHARES                                                                                                                  VALUE IN
 OR UNITS                                                                                                              U.S. DOLLARS
---------------                                                                                                        ------------

*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
AUSTRALIA -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
        468,000   (a)Cue Energy Resources NL                                                                                $43,142
                  --------------------------------------------------------------------------------------------------
         20,000   (a)News Corp., Ltd.                                                                                       106,798
                  --------------------------------------------------------------------------------------------------
         33,000   Oil Search Ltd.                                                                                            65,123
                  --------------------------------------------------------------------------------------------------
         25,000   Woodside Petroleum Ltd.                                                                                   179,231
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     664,383
                  --------------------------------------------------------------------------------------------------   ------------
AUSTRIA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
          1,450   (a)Bank Austria AG, Pfd.                                                                                   59,241
                  --------------------------------------------------------------------------------------------------   ------------
BELGIUM -- 0.1%
--------------------------------------------------------------------------------------------------------------------
             30   UCB (groupe)                                                                                               99,108
                  --------------------------------------------------------------------------------------------------   ------------
BRAZIL -- 0.4%
--------------------------------------------------------------------------------------------------------------------
        218,000   Centrais Eletricas Brasileiras SA, Preference, Series B                                                   106,121
                  --------------------------------------------------------------------------------------------------
        937,000   Companhia Energetica de Minas Gerais, Preference                                                           45,190
                  --------------------------------------------------------------------------------------------------
        512,000   Petroleo Brasileiro SA, Preference                                                                        112,157
                  --------------------------------------------------------------------------------------------------
      1,211,000   Telecomunicacoes Brasileiras SA                                                                           112,443
                  --------------------------------------------------------------------------------------------------
         11,400   Telecomunicacoes de Sao Paulo SA                                                                              216
                  --------------------------------------------------------------------------------------------------
        341,249   Telecomunicacoes de Sao Paulo SA, Preference                                                               89,830
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     465,957
                  --------------------------------------------------------------------------------------------------   ------------
CHILE -- 0.0%
--------------------------------------------------------------------------------------------------------------------
            400   Banco de A. Edwards, ADR                                                                                    7,000
                  --------------------------------------------------------------------------------------------------
            500   (b)Chilectra SA, ADR, 144A                                                                                 12,480
                  --------------------------------------------------------------------------------------------------
            425   Compania Telecomunicacion Chile, ADR                                                                       11,502
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      30,982
                  --------------------------------------------------------------------------------------------------   ------------
CHINA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         30,000   (a)China Telecommunications                                                                                50,063
                  --------------------------------------------------------------------------------------------------   ------------
COLOMBIA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
            800   Banco Ganadero SA, ADR                                                                                     30,500
                  --------------------------------------------------------------------------------------------------
            900   Banco Industrial Colombiano, ADR                                                                           13,050
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      43,550
                  --------------------------------------------------------------------------------------------------   ------------
DENMARK -- 0.4%
--------------------------------------------------------------------------------------------------------------------
          1,800   BG Bank AS                                                                                                116,918
                  --------------------------------------------------------------------------------------------------
            800   (a)Bang & Olufsen Holding B                                                                                47,077
                  --------------------------------------------------------------------------------------------------
          1,000   Novo-Nordisk, Class B                                                                                     122,460
                  --------------------------------------------------------------------------------------------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
 SHARES                                                                                                                  VALUE IN
 OR UNITS                                                                                                              U.S. DOLLARS
---------------                                                                                                        ------------

STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
DENMARK -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          2,050   (a)Sydbank AS                                                                                            $109,946
                  --------------------------------------------------------------------------------------------------
          1,450   Unidanmark A                                                                                              102,393
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     498,794
                  --------------------------------------------------------------------------------------------------   ------------
FINLAND -- 0.2%
--------------------------------------------------------------------------------------------------------------------
          5,600   Enso Oy, Class R                                                                                           49,158
                  --------------------------------------------------------------------------------------------------
          2,750   Partek Corp.                                                                                               51,014
                  --------------------------------------------------------------------------------------------------
          5,000   Rauma                                                                                                      86,282
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     186,454
                  --------------------------------------------------------------------------------------------------   ------------
FRANCE -- 1.6%
--------------------------------------------------------------------------------------------------------------------
          1,528   AXA                                                                                                       110,886
                  --------------------------------------------------------------------------------------------------
            700   Accor SA                                                                                                  132,333
                  --------------------------------------------------------------------------------------------------
          2,500   Banque Nationale de Paris                                                                                 121,966
                  --------------------------------------------------------------------------------------------------
            850   Bertrand Faure                                                                                             57,883
                  --------------------------------------------------------------------------------------------------
            600   (a)CLF-Dexia France                                                                                        62,304
                  --------------------------------------------------------------------------------------------------
            265   Canal Plus                                                                                                 46,102
                  --------------------------------------------------------------------------------------------------
          1,200   Compagnie Financiere de Paribas, Class A                                                                   86,697
                  --------------------------------------------------------------------------------------------------
            450   Compagnie de Saint Gobain                                                                                  61,135
                  --------------------------------------------------------------------------------------------------
            720   Elf Aquitaine SA                                                                                           83,546
                  --------------------------------------------------------------------------------------------------
            734   (a)France Telecommunications                                                                               26,956
                  --------------------------------------------------------------------------------------------------
            450   (a)Generale Geophysique                                                                                    48,786
                  --------------------------------------------------------------------------------------------------
          1,000   Groupe Danon BSN SA                                                                                       159,572
                  --------------------------------------------------------------------------------------------------
            160   L'Oreal                                                                                                    61,254
                  --------------------------------------------------------------------------------------------------
          1,100   Pechiney Ord A                                                                                             43,193
                  --------------------------------------------------------------------------------------------------
          1,510   (a)SGS-Thomson Microelectronics N.V.                                                                      106,485
                  --------------------------------------------------------------------------------------------------
          3,300   Schneider SA                                                                                              176,647
                  --------------------------------------------------------------------------------------------------
          4,670   Scor SA                                                                                                   200,856
                  --------------------------------------------------------------------------------------------------
            800   Synthelabo                                                                                                101,638
                  --------------------------------------------------------------------------------------------------
          3,500   Thomson-csf                                                                                               101,265
                  --------------------------------------------------------------------------------------------------
          1,061   Total SA-B                                                                                                111,433
                  --------------------------------------------------------------------------------------------------
          6,500   Usinor Sacilor                                                                                            102,180
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   2,003,117
                  --------------------------------------------------------------------------------------------------   ------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
 SHARES                                                                                                                  VALUE IN
 OR UNITS                                                                                                              U.S. DOLLARS
---------------                                                                                                        ------------

*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
GERMANY, FEDERAL REPUBLIC OF -- 1.3%
--------------------------------------------------------------------------------------------------------------------
          4,025   Bayer AG                                                                                                 $148,972
                  --------------------------------------------------------------------------------------------------
            150   Bayerische Motoren  Werke AG                                                                              112,022
                  --------------------------------------------------------------------------------------------------
          6,600   Commerzbank AG, Frankfurt                                                                                 229,419
                  --------------------------------------------------------------------------------------------------
          1,380   Deutsche Bank, AG                                                                                          88,505
                  --------------------------------------------------------------------------------------------------
          4,150   Dresdner Bank AG, Frankfurt                                                                               160,964
                  --------------------------------------------------------------------------------------------------
            359   Mannesmann AG                                                                                             167,133
                  --------------------------------------------------------------------------------------------------
            315   Muenchener Rueckversicherungs-Gesellschaft AG                                                              98,421
                  --------------------------------------------------------------------------------------------------
            330   SAP AG-Vorzug                                                                                             101,610
                  --------------------------------------------------------------------------------------------------
          1,950   Siemens AG                                                                                                114,501
                  --------------------------------------------------------------------------------------------------
            700   (a)Singulus Technologies AG                                                                                30,961
                  --------------------------------------------------------------------------------------------------
          9,050   Skw Trostberg                                                                                             312,786
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,565,294
                  --------------------------------------------------------------------------------------------------   ------------
HONG KONG -- 0.4%
--------------------------------------------------------------------------------------------------------------------
        259,000   (a)Angang New Steel Co. Ltd.                                                                               40,875
                  --------------------------------------------------------------------------------------------------
         18,000   (a)Cheung  Kong                                                                                           126,903
                  --------------------------------------------------------------------------------------------------
         23,000   China Resources Enterprises Ltd.                                                                           49,539
                  --------------------------------------------------------------------------------------------------
          2,429   HSBC Holdings PLC                                                                                          58,602
                  --------------------------------------------------------------------------------------------------
         11,000   Hutchison Whampoa                                                                                          73,283
                  --------------------------------------------------------------------------------------------------
         16,000   (a)New World Development Co. Ltd.                                                                          59,299
                  --------------------------------------------------------------------------------------------------
         24,000   Peregrine Investments                                                                                      23,595
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     432,096
                  --------------------------------------------------------------------------------------------------   ------------
INDONESIA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         14,000   PT Indosat                                                                                                 31,761
                  --------------------------------------------------------------------------------------------------   ------------
IRELAND -- 0.2%
--------------------------------------------------------------------------------------------------------------------
          4,150   (a)Elan Corp. PLC, ADR                                                                                    218,913
                  --------------------------------------------------------------------------------------------------   ------------
ITALY -- 0.3%
--------------------------------------------------------------------------------------------------------------------
         10,300   Eni                                                                                                        60,128
                  --------------------------------------------------------------------------------------------------
         11,500   Istituto Bancario San Paolo di Torino                                                                      95,259
                  --------------------------------------------------------------------------------------------------
          7,500   La Rinascente S.P.A.                                                                                       56,872
                  --------------------------------------------------------------------------------------------------
         18,000   Telecom Italia S.P.A.                                                                                     112,216
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     324,475
                  --------------------------------------------------------------------------------------------------   ------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
 SHARES                                                                                                                  VALUE IN
 OR UNITS                                                                                                              U.S. DOLLARS
---------------                                                                                                        ------------

*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
JAPAN -- 2.9%
--------------------------------------------------------------------------------------------------------------------
          6,600   Circle K Japan Co. Ltd.                                                                                  $331,487
                  --------------------------------------------------------------------------------------------------
         20,000   Fujitsu Ltd.                                                                                              224,094
                  --------------------------------------------------------------------------------------------------
          8,000   Hitachi Maxell                                                                                            179,275
                  --------------------------------------------------------------------------------------------------
          5,000   Ito-Yokado Co., Ltd.                                                                                      225,661
                  --------------------------------------------------------------------------------------------------
          2,000   Mabuchi Motor Co.                                                                                         104,838
                  --------------------------------------------------------------------------------------------------
         82,000   (a)Mazda Motor Corp.                                                                                      229,375
                  --------------------------------------------------------------------------------------------------
         30,000   Minolta Co.                                                                                               172,772
                  --------------------------------------------------------------------------------------------------
         24,000   Mitsubishi Estate Co. Ltd.                                                                                278,315
                  --------------------------------------------------------------------------------------------------
          2,000   Nintendo Corp. Ltd.                                                                                       206,856
                  --------------------------------------------------------------------------------------------------
             30   Nippon Telegraph & Telephone Corp.                                                                        246,817
                  --------------------------------------------------------------------------------------------------
         12,000   Sankyo Co. Ltd.                                                                                           382,684
                  --------------------------------------------------------------------------------------------------
          1,000   Shokoh Fund & Co.                                                                                         284,427
                  --------------------------------------------------------------------------------------------------
          3,000   Sony Corp.                                                                                                256,219
                  --------------------------------------------------------------------------------------------------
         12,000   Sumitomo Bank Ltd., Osaka                                                                                 152,321
                  --------------------------------------------------------------------------------------------------
         35,000   Sumitomo Realty & Development                                                                             234,476
                  --------------------------------------------------------------------------------------------------
         33,000   Tokyu Land Corp.                                                                                           65,677
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,575,294
                  --------------------------------------------------------------------------------------------------   ------------
MALAYSIA -- 0.0%
--------------------------------------------------------------------------------------------------------------------
          1,000   Malayan United Industries Bhd                                                                                 280
                  --------------------------------------------------------------------------------------------------   ------------
MEXICO -- 0.3%
--------------------------------------------------------------------------------------------------------------------
          2,000   Empresas ICA Sociedad Controladora SA, ADR                                                                 31,000
                  --------------------------------------------------------------------------------------------------
         13,000   Fomento Economico Mexicano, SA de C.V., Class B                                                           107,153
                  --------------------------------------------------------------------------------------------------
        215,000   (a)(b)Grupo Financiero Bancomer, SA de C.V., Class B                                                      124,338
                  --------------------------------------------------------------------------------------------------
          2,300   Telefonos de Mexico, Class L, ADR                                                                         113,850
                  --------------------------------------------------------------------------------------------------
          1,800   (a)Tubos de Acero de Mexico SA, ADR                                                                        39,825
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     416,166
                  --------------------------------------------------------------------------------------------------   ------------
NETHERLANDS -- 0.6%
--------------------------------------------------------------------------------------------------------------------
          4,597   ABN-Amro Holdings NV                                                                                       87,670
                  --------------------------------------------------------------------------------------------------
            800   (a)ASM Lithography Holding NV, ADR                                                                         50,000
                  --------------------------------------------------------------------------------------------------
            610   Akzo Nobel NV                                                                                             107,309
                  --------------------------------------------------------------------------------------------------
          1,935   ING Groep, NV                                                                                              78,674
                  --------------------------------------------------------------------------------------------------
          2,500   Koninklijke PTT Nederland NV                                                                              100,387
                  --------------------------------------------------------------------------------------------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
 SHARES                                                                                                                  VALUE IN
 OR UNITS                                                                                                              U.S. DOLLARS
---------------                                                                                                        ------------

*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
NETHERLANDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          1,200   Philips Electronics NV                                                                                    $79,283
                  --------------------------------------------------------------------------------------------------
          4,500   VNU -- Verenigde Nederlandse Uitgeversbedrijven Verenigd Bezit                                            107,784
                  --------------------------------------------------------------------------------------------------
            505   Wolters Kluwer NV                                                                                          66,857
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     677,964
                  --------------------------------------------------------------------------------------------------   ------------
NEW ZEALAND -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         22,000   Air New Zealand Ltd., Class B                                                                              44,791
                  --------------------------------------------------------------------------------------------------   ------------
NORWAY -- 0.1%
--------------------------------------------------------------------------------------------------------------------
          2,500   Saga Petroleum A.S., Class A                                                                               44,845
                  --------------------------------------------------------------------------------------------------
          3,100   Schibsted                                                                                                  52,591
                  --------------------------------------------------------------------------------------------------
          1,300   Smedvig ASA, Class B                                                                                       33,081
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     130,517
                  --------------------------------------------------------------------------------------------------   ------------
SINGAPORE -- 0.1%
--------------------------------------------------------------------------------------------------------------------
          2,500   (a)Creative Technology Ltd.                                                                                66,563
                  --------------------------------------------------------------------------------------------------
         37,000   Natsteel Broadway Ltd.                                                                                     54,205
                  --------------------------------------------------------------------------------------------------
          2,000   Singapore Press Holdings Ltd., Foreign Shares                                                              27,348
                  --------------------------------------------------------------------------------------------------
         17,000   Wing Tai Holdings, Ltd.                                                                                    21,860
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     169,976
                  --------------------------------------------------------------------------------------------------   ------------
SPAIN -- 0.7%
--------------------------------------------------------------------------------------------------------------------
          4,200   (a)Banco Bilbao Vizcaya SA                                                                                126,893
                  --------------------------------------------------------------------------------------------------
          1,600   Banco Popular Espanol                                                                                     101,938
                  --------------------------------------------------------------------------------------------------
          4,800   Endesa SA                                                                                                  90,296
                  --------------------------------------------------------------------------------------------------
          2,860   Iberdrola SA                                                                                               36,539
                  --------------------------------------------------------------------------------------------------
          2,350   Repsol SA                                                                                                 101,653
                  --------------------------------------------------------------------------------------------------
            900   Tabacalera                                                                                                 68,808
                  --------------------------------------------------------------------------------------------------
          3,750   Telefonica de Espana                                                                                      108,142
                  --------------------------------------------------------------------------------------------------
          2,600   Vidrala SA                                                                                                111,247
                  --------------------------------------------------------------------------------------------------
            693   Zardoya-Otis SA                                                                                            80,635
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     826,151
                  --------------------------------------------------------------------------------------------------   ------------
SWEDEN -- 0.6%
--------------------------------------------------------------------------------------------------------------------
            900   Electrolux B                                                                                               70,867
                  --------------------------------------------------------------------------------------------------
          7,100   Munksjo AB                                                                                                 67,124
                  --------------------------------------------------------------------------------------------------
         19,000   Skand Enskilda BKN, Class A                                                                               223,920
                  --------------------------------------------------------------------------------------------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
 SHARES                                                                                                                  VALUE IN
 OR UNITS                                                                                                              U.S. DOLLARS
---------------                                                                                                        ------------

*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
SWEDEN -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
          2,550   Skandia Forsakrings AB                                                                                   $134,410
                  --------------------------------------------------------------------------------------------------
          2,600   Trygg-hansa B                                                                                              80,982
                  --------------------------------------------------------------------------------------------------
          3,900   Volvo AB, Class B                                                                                         104,047
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     681,350
                  --------------------------------------------------------------------------------------------------   ------------
SWITZERLAND -- 1.2%
--------------------------------------------------------------------------------------------------------------------
             60   (a)ABB AG                                                                                                  79,829
                  --------------------------------------------------------------------------------------------------
             35   (a)Baloise Holdings-REG                                                                                    62,351
                  --------------------------------------------------------------------------------------------------
            800   Credit Suisse Group-Registered                                                                            116,987
                  --------------------------------------------------------------------------------------------------
            180   Holderbank Financiere Glaris AG, Class B                                                                  156,922
                  --------------------------------------------------------------------------------------------------
            240   Nestle SA                                                                                                 353,149
                  --------------------------------------------------------------------------------------------------
            113   Novartis AG - REG                                                                                         180,540
                  --------------------------------------------------------------------------------------------------
             24   (a)Roche Holding AG                                                                                       214,785
                  --------------------------------------------------------------------------------------------------
            143   UBS -- Union Bank of Switzerland                                                                          182,035
                  --------------------------------------------------------------------------------------------------
            220   Zurich Versicherungsgesellschaft                                                                           92,580
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   1,439,178
                  --------------------------------------------------------------------------------------------------   ------------
UNITED KINGDOM -- 3.3%
--------------------------------------------------------------------------------------------------------------------
         12,067   BBA Group PLC                                                                                              76,731
                  --------------------------------------------------------------------------------------------------
          9,015   Barclays PLC                                                                                              217,419
                  --------------------------------------------------------------------------------------------------
          6,700   Bass PLC                                                                                                   96,183
                  --------------------------------------------------------------------------------------------------
          6,477   Boc Group PLC                                                                                             103,374
                  --------------------------------------------------------------------------------------------------
          3,800   Boots Co. PLC                                                                                              55,835
                  --------------------------------------------------------------------------------------------------
          5,065   British Aerospace PLC                                                                                     138,237
                  --------------------------------------------------------------------------------------------------
         20,000   British Airways                                                                                           181,388
                  --------------------------------------------------------------------------------------------------
          9,283   British Petroleum Co. PLC                                                                                 126,992
                  --------------------------------------------------------------------------------------------------
          7,000   British Sky Broadcasting Group PLC                                                                         52,018
                  --------------------------------------------------------------------------------------------------
         13,687   Cadbury Schweppes PLC                                                                                     142,163
                  --------------------------------------------------------------------------------------------------
          3,900   Commercial Union PLC                                                                                       53,682
                  --------------------------------------------------------------------------------------------------
         11,400   Compass Group                                                                                             136,122
                  --------------------------------------------------------------------------------------------------
         15,263   EMI Group PLC                                                                                             114,969
                  --------------------------------------------------------------------------------------------------
         10,000   Energy Group PLC                                                                                          107,330
                  --------------------------------------------------------------------------------------------------
          6,406   GKN PLC                                                                                                   139,242
                  --------------------------------------------------------------------------------------------------
         10,000   (a)Gallaher Group PLC                                                                                      54,045
                  --------------------------------------------------------------------------------------------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
SHARES OR
UNITS OR
PRINCIPAL                                                                                                              VALUE IN
AMOUNT                                                                                                               U.S. DOLLARS
-----------                                                                                                          ------------

*STOCKS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN EQUITY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
         10,890   General Electric Co. PLC                                                                                  $70,902
                  --------------------------------------------------------------------------------------------------
          7,552   Glaxo Wellcome PLC                                                                                        165,810
                  --------------------------------------------------------------------------------------------------
          7,436   Granada Group PLC                                                                                         106,372
                  --------------------------------------------------------------------------------------------------
          8,458   Grand Metropolitan PLC                                                                                     76,995
                  --------------------------------------------------------------------------------------------------
         10,000   Imperial Tobacco Group PLC                                                                                 66,712
                  --------------------------------------------------------------------------------------------------
         16,000   Lloyds TSB Group PLC                                                                                      182,401
                  --------------------------------------------------------------------------------------------------
          8,500   Marks & Spencer PLC                                                                                        87,426
                  --------------------------------------------------------------------------------------------------
         18,000   National Westminster Bank, PLC, London                                                                    272,994
                  --------------------------------------------------------------------------------------------------
          9,000   Next                                                                                                      112,481
                  --------------------------------------------------------------------------------------------------
          4,600   Pearson                                                                                                    64,094
                  --------------------------------------------------------------------------------------------------
          8,000   PowerGen PLC                                                                                              103,293
                  --------------------------------------------------------------------------------------------------
          4,758   Reckitt & Colman PLC                                                                                       69,349
                  --------------------------------------------------------------------------------------------------
         10,200   Reed International PLC                                                                                    108,615
                  --------------------------------------------------------------------------------------------------
          2,653   Rio Tinto PLC                                                                                              32,037
                  --------------------------------------------------------------------------------------------------
          5,600   Royal & Sun Alliance Insurance Group PLC                                                                   50,410
                  --------------------------------------------------------------------------------------------------
         15,000   Shell Transport & Trading Co.                                                                             102,094
                  --------------------------------------------------------------------------------------------------
          5,942   Siebe PLC                                                                                                 108,082
                  --------------------------------------------------------------------------------------------------
         33,000   Smith & Nephew PLC                                                                                         95,305
                  --------------------------------------------------------------------------------------------------
             43   Smithkline Beecham PLC                                                                                        399
                  --------------------------------------------------------------------------------------------------
            565   Tarmac                                                                                                      1,097
                  --------------------------------------------------------------------------------------------------
         12,841   Tomkins PLC                                                                                                65,278
                  --------------------------------------------------------------------------------------------------
         22,000   Vodafone Group PLC                                                                                        147,137
                  --------------------------------------------------------------------------------------------------
          2,720   Zeneca Group                                                                                               86,823
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                   3,971,836
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL FOREIGN EQUITY                                                                                   18,818,759
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL STOCKS (IDENTIFIED COST $75,565,264)                                                             85,295,940
                  --------------------------------------------------------------------------------------------------   ------------
BONDS -- 29.4%
--------------------------------------------------------------------------------------------------------------------
TREASURY AND GOVERNMENT SECURITIES -- 20.4%
--------------------------------------------------------------------------------------------------------------------
(C)REPURCHASE AGREEMENT -- 8.9%
--------------------------------------------------------------------------------------------------------------------
    $10,825,000   BT Securities Corp., 10,825,000 shares, 5.730%, dated 11/28/1997, due 12/1/1997
                  (AT AMORTIZED COST)                                                                                    10,825,000
                  --------------------------------------------------------------------------------------------------   ------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
 PRINCIPAL                                                                                                              VALUE IN
  AMOUNT                                                                                                              U.S. DOLLARS
-------------                                                                                                         ------------

BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TREASURY -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
UNITED STATES TREASURY SECURITIES -- 11.5%
--------------------------------------------------------------------------------------------------------------------
     $3,100,000   United States Treasury Bond, 8.125%, 5/15/2021                                                         $3,857,671
                  --------------------------------------------------------------------------------------------------
      3,000,000   United States Treasury Note, 6.250%, 2/15/2003                                                          3,052,470
                  --------------------------------------------------------------------------------------------------
      1,605,000   United States Treasury Note, 6.375%, 8/15/2002                                                          1,639,010
                  --------------------------------------------------------------------------------------------------
      3,475,000   United States Treasury Note, 6.500%, 10/15/2006                                                         3,614,487
                  --------------------------------------------------------------------------------------------------
      1,800,000   United States Treasury Bill, 12/18/97                                                                   1,797,476
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                  13,961,114
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL TREASURY AND GOVERNMENT SECURITIES                                                               24,786,114
                  --------------------------------------------------------------------------------------------------   ------------
MORTGAGE-BACKED SECURITIES -- 2.2%
--------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY -- 2.2%
--------------------------------------------------------------------------------------------------------------------
        489,419   Federal Home Loan Mortgage Corp., 7.00%, 1/1/2027                                                         491,499
                  --------------------------------------------------------------------------------------------------
        188,567   Federal National Mortgage Association, 8.00%, 7/1/2023                                                    196,110
                  --------------------------------------------------------------------------------------------------
        418,504   Federal National Mortgage Association, 7.00%, 8/1/2011                                                    423,213
                  --------------------------------------------------------------------------------------------------
        505,075   Federal National Mortgage Association, 6.50%, 7/1/2026                                                    496,342
                  --------------------------------------------------------------------------------------------------
        477,998   Federal National Mortgage Association, 7.50%, 8/1/2026                                                    488,155
                  --------------------------------------------------------------------------------------------------
        182,845   Government National Mortgage Association, 9.00%, 10/15/2019                                               197,586
                  --------------------------------------------------------------------------------------------------
        385,839   Government National Mortgage Association, 8.50%, 10/15/2022                                               407,542
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL MORTGAGE-BACKED SECURITIES                                                                        2,700,447
                  --------------------------------------------------------------------------------------------------   ------------
HIGH YIELD BONDS -- 2.7%
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILE -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         25,000   Collins & Aikman Products, Sr. Sub. Note, 11.50%, 4/15/2006                                                28,375
                  --------------------------------------------------------------------------------------------------
         50,000   Lear Corporation, Sub. Note, 9.50%, 7/15/2006                                                              54,688
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      83,063
                  --------------------------------------------------------------------------------------------------   ------------
BANKING -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   First Nationwide Escrow , Sr. Sub. Note, 10.625%, 10/1/2003                                                55,875
                  --------------------------------------------------------------------------------------------------   ------------
BROADCAST RADIO & TV -- 0.1%
--------------------------------------------------------------------------------------------------------------------
                  American Radio Systems Corp., 325 PIK Pfd. Shares, 11.375%                                                 38,350
                  --------------------------------------------------------------------------------------------------
                  Chancellor Media Corp., 304 Exchangeable Pfd. Shares, $12.00                                               36,073
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Fox/Liberty Networks, LLC, Sr. Disc. Note, 8/15/2007                                                    31,375
                  --------------------------------------------------------------------------------------------------
                  (b)Sinclair Broadcast Group, Inc., 500 Pfd. Shares, Series A, $11.625                                      55,250
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     161,048
                  --------------------------------------------------------------------------------------------------   ------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
 PRINCIPAL                                                                                                              VALUE IN
  AMOUNT                                                                                                              U.S. DOLLARS
-------------                                                                                                         ------------

BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
BUSINESS EQUIPMENT & SERVICES -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        $33,000   Knoll, Inc., Sr. Sub. Note, 10.875%, 3/15/2006                                                            $36,960
                  --------------------------------------------------------------------------------------------------
         17,000   United Stationers Supply, Sr. Sub. Note, 12.75%, 5/1/2005                                                  19,423
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      56,383
                  --------------------------------------------------------------------------------------------------   ------------
CABLE TELEVISION -- 0.4%
--------------------------------------------------------------------------------------------------------------------
             14   (a)(b)CS Wireless Systems, Inc.                                                                                 0
                  --------------------------------------------------------------------------------------------------
         25,000   Cablevision Systems Corp., Sr. Sub. Note, 9.875%, 5/15/2006                                                27,187
                  --------------------------------------------------------------------------------------------------
         25,000   Cablevision Systems, Sr. Sub. Note, 9.25%, 11/1/2005                                                       26,437
                  --------------------------------------------------------------------------------------------------
         50,000   Charter Communication Southeast, Sr. Note, 11.25%, 3/15/2006                                               55,750
                  --------------------------------------------------------------------------------------------------
         50,000   Comcast Corp., Sr. Sub. Deb., 9.375%, 5/15/2005                                                            53,875
                  --------------------------------------------------------------------------------------------------
         75,000   (b)Diamond Cable Comm. PLC, Sr. Disc. Note, 0/10.75%, 2/15/2007                                            49,875
                  --------------------------------------------------------------------------------------------------
         50,000   Echostar Satellite Broadcasting Corp. Sr. Disc. Note, 0/13.125%, 3/15/2004                                 41,750
                  --------------------------------------------------------------------------------------------------
         25,000   International Cabletel, Sr. Defd. Cpn. Note, 2/1/2006                                                      19,188
                  --------------------------------------------------------------------------------------------------
        100,000   International Cabletel, Sr. Disc. Note, 0/12.75%, 4/15/2005                                                82,500
                  --------------------------------------------------------------------------------------------------
         25,000   Pegasus Media , Note, 12.50%, 7/1/2005                                                                     28,625
                  --------------------------------------------------------------------------------------------------
         50,000   Rogers Cablesystems Inc., Sr. Secd. 2nd Priority Note, 10.00%, 12/1/2007                                   54,750
                  --------------------------------------------------------------------------------------------------
         75,000   Telewest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007                                                          57,563
                  --------------------------------------------------------------------------------------------------
         25,000   UIH Australia/Pacific, Sr. Disc. Note, 0/14.00%, 5/15/2006                                                 16,375
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     513,875
                  --------------------------------------------------------------------------------------------------   ------------
CHEMICALS & PLASTICS -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         25,000   RBX Corp., Sr. Sub. Note,  Series B, 11.25%, 10/15/2005                                                    21,500
                  --------------------------------------------------------------------------------------------------   ------------
CLOTHING & TEXTILES -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Collins & Aikman Floorcoverings., Sr. Sub. Note, 10.00%, 1/15/2007                                         51,875
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Glenoit Corporation, Sr. Sub. Note, 11.00%, 4/15/2007                                                   54,250
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     106,125
                  --------------------------------------------------------------------------------------------------   ------------
CONSUMER PRODUCTS -- 0.2%
--------------------------------------------------------------------------------------------------------------------
         50,000   Herff Jones, Inc., Sr. Sub. Note, 11.00%, 8/15/2005                                                        54,500
                  --------------------------------------------------------------------------------------------------
         50,000   ICON Fitness Corp., Sr. Disc. Note, 11/15/2006                                                             29,250
                  --------------------------------------------------------------------------------------------------
         50,000   Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                                            50,375
                  --------------------------------------------------------------------------------------------------
         50,000   Renaissance Cosmetics, Inc., Sr. Note, 11.75%, 2/15/2004                                                   47,250
                  --------------------------------------------------------------------------------------------------
         25,000   Simmons Co., Sr. Sub. Note, 10.75%, 4/15/2006                                                              26,250
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     207,625
                  --------------------------------------------------------------------------------------------------   ------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
 PRINCIPAL                                                                                                              VALUE IN
  AMOUNT                                                                                                              U.S. DOLLARS
-------------                                                                                                         ------------

BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
ECOLOGICAL SERVICES & EQUIPMENT -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        $50,000   (b)Allied Waste N.A., Inc., Company Guarantee, 10.25%, 12/1/2006                                          $54,750
                  --------------------------------------------------------------------------------------------------   ------------
ELECTRONICS -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   (b)Fairchild Semiconductor, Sr. Sub., 10.125%, 3/15/2007                                                   53,000
                  --------------------------------------------------------------------------------------------------   ------------
FOOD & DRUG RETAILERS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         25,000   Carr Gottstein Foods Co., Sr. Sub. Note, 12.00%, 11/15/2005                                                27,875
                  --------------------------------------------------------------------------------------------------
         50,000   Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                                                           56,375
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      84,250
                  --------------------------------------------------------------------------------------------------   ------------
FOOD PRODUCTS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Aurora Foods, Inc., Sr. Sub. Note, 9.875%, 2/15/2007                                                       52,750
                  --------------------------------------------------------------------------------------------------
         50,000   International Home Foods, Sr. Sub. Note, 10.375%, 11/1/2006                                                54,750
                  --------------------------------------------------------------------------------------------------
         25,000   Van De Kamp's, Inc., Sr. Sub. Note, 12.00%, 9/15/2005                                                      27,875
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     135,375
                  --------------------------------------------------------------------------------------------------   ------------
FOREST PRODUCTS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         25,000   Four M Corp., Sr. Note, 12.00%, 6/1/2006                                                                   26,750
                  --------------------------------------------------------------------------------------------------
         50,000   Stone Container, Sr. Note, 11.50%, 10/1/2004                                                               54,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      81,500
                  --------------------------------------------------------------------------------------------------   ------------
HEALTHCARE -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Dade International, Inc., Sr. Sub. Note, 11.125%, 5/1/2006                                                 55,875
                  --------------------------------------------------------------------------------------------------
         50,000   Tenet Healthcare, Sr. Sub. Note, 10.125%, 3/1/2005                                                         54,313
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     110,188
                  --------------------------------------------------------------------------------------------------   ------------
INDUSTRIAL PRODUCTS & EQUIPMENT -- 0.2%
--------------------------------------------------------------------------------------------------------------------
         25,000   Cabot Safety Corp., Sr. Sub. Note, 12.50%, 7/15/2005                                                       28,125
                  --------------------------------------------------------------------------------------------------
         50,000   Continental Global, Inc., Sr. Note, 11.00%, 4/1/2007                                                       53,750
                  --------------------------------------------------------------------------------------------------
         50,000   Euramax International Plc, Sr. Sub. Note, 11.25%, 10/1/2006                                                54,375
                  --------------------------------------------------------------------------------------------------
         50,000   Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003                                                      51,750
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     188,000
                  --------------------------------------------------------------------------------------------------   ------------
LEISURE & ENTERTAINMENT -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   AMF Group, Inc., Sr. Sub. Disc. Note, 0/12.25%, 3/15/2006                                                  39,000
                  --------------------------------------------------------------------------------------------------
         25,000   Cobblestone Golf, Sr. Note, 11.50%, 6/1/2003                                                               27,125
                  --------------------------------------------------------------------------------------------------
         50,000   Premier Parks, Sr. Note, 9.75%, 1/15/2007                                                                  53,500
                  --------------------------------------------------------------------------------------------------
         50,000   Viacom Inc, Sub. Deb., 8.00%, 7/7/2006                                                                     50,000
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     169,625
                  --------------------------------------------------------------------------------------------------   ------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
 PRINCIPAL                                                                                                              VALUE IN
  AMOUNT                                                                                                              U.S. DOLLARS
-------------                                                                                                         ------------

BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
MACHINERY & EQUIPMENT -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        $50,000   Alvey Systems, Sr. Sub. Note, 11.375%, 1/31/2003                                                          $53,250
                  --------------------------------------------------------------------------------------------------
         50,000   Clark Material Handling , Sr. Note, 10.75%, 11/15/2006                                                     53,000
                  --------------------------------------------------------------------------------------------------
         25,000   Tokheim Corp., Sr. Sub. Note, 11.50%, 8/1/2006                                                             28,375
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     134,625
                  --------------------------------------------------------------------------------------------------   ------------
OIL & GAS -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Abraxas Petroleum Corp., Sr. Note, 11.50%, 11/1/2004                                                       54,437
                  --------------------------------------------------------------------------------------------------
         50,000   Falcon Drilling Company, Sr. Note, 9.75%, 1/15/2001                                                        52,500
                  --------------------------------------------------------------------------------------------------
         50,000   Forcenergy Inc., Sr. Sub. Note, 9.50%, 11/1/2006                                                           52,875
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     159,812
                  --------------------------------------------------------------------------------------------------   ------------
PRINTING & PUBLISHING -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   Garden State Newspapers, Inc., Sr. Sub. Note, 12.00%, 7/1/2004                                             56,250
                  --------------------------------------------------------------------------------------------------
         50,000   Hollinger International, Sr. Sub. Note, 9.25%, 3/15/2007                                                   52,000
                  --------------------------------------------------------------------------------------------------
                  Primedia, Inc., 500 Pfd. Shares, Series D, $10.00                                                          51,875
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     160,125
                  --------------------------------------------------------------------------------------------------   ------------
STEEL -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         50,000   GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004                                            55,250
                  --------------------------------------------------------------------------------------------------   ------------
SURFACE TRANSPORTATION -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         25,000   Ameritruck Distribution, Sr. Sub. Note, 12.25%, 11/15/2005                                                 26,375
                  --------------------------------------------------------------------------------------------------
         50,000   Statia Terminals, 1st Mtg. Note, 11.75%, 11/15/2003                                                        53,000
                  --------------------------------------------------------------------------------------------------
         25,000   Stena AB, Sr. Note, 10.50%, 12/15/2005                                                                     27,344
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     106,719
                  --------------------------------------------------------------------------------------------------   ------------
TELECOMMUNICATIONS & CELLULAR -- 0.3%
--------------------------------------------------------------------------------------------------------------------
         50,000   Brooks Fiber Properties, Inc. Sr. Disc. Note, 0/10.875%, 3/1/2006                                          41,375
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Hermes Europe Railtel B.V, Sr. Note, 11.50%, 8/15/2007                                                  55,000
                  --------------------------------------------------------------------------------------------------
         50,000   Intermedia Communications, Sr. Disc. Note, 0/12.50%, 5/15/2006                                             39,000
                  --------------------------------------------------------------------------------------------------
         50,000   (b)Metronet Communications, Unit, 12.00%, 8/15/2007                                                        56,750
                  --------------------------------------------------------------------------------------------------
             77   (a)NEXTEL Communications, Inc., Class A                                                                     1,944
                  --------------------------------------------------------------------------------------------------
         50,000   NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.75%, 8/15/2004                                            43,375
                  --------------------------------------------------------------------------------------------------
         25,000   Paging Network, Inc., Sr. Sub. Note, 10.00%, 10/15/2008                                                    25,938
                  --------------------------------------------------------------------------------------------------
         50,000   (b) Qwest Communications, Inc., Sr. Disc. Note, 10/15/2007                                                 32,500
                  --------------------------------------------------------------------------------------------------
         25,000   Sygnet Wireless, Inc., Sr. Note, 11.50%, 10/1/2006                                                         27,125
                  --------------------------------------------------------------------------------------------------
         50,000   Teleport Communications, Sr. Disc. Note, 0/11.125%, 7/1/2007                                               39,813
                  --------------------------------------------------------------------------------------------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
 PRINCIPAL
 AMOUNT OR
   FOREIGN
  CURRENCY
    PAR                                                                                                                 VALUE IN
  AMOUNT                                                                                                              U.S. DOLLARS
--------------                                                                                                        ------------

BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS & CELLULAR --CONTINUED
--------------------------------------------------------------------------------------------------------------------
        $50,000   Vanguard Cellular Systems, Deb., 9.375%, 4/15/2006                                                        $52,375
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     415,195
                  --------------------------------------------------------------------------------------------------   ------------
UTILITIES -- 0.1%
--------------------------------------------------------------------------------------------------------------------
         50,000   California Energy Co., Sr. Note, 10.25%, 1/15/2004                                                         54,250
                  --------------------------------------------------------------------------------------------------
                  El Paso Electric Co., 605 PIK Pfd. Shares, Series A, 11.40%                                                66,248
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     120,498
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL HIGH YIELD BONDS                                                                                  3,234,406
                  --------------------------------------------------------------------------------------------------   ------------
FOREIGN BONDS -- 4.1%
--------------------------------------------------------------------------------------------------------------------
AUSTRALIA DOLLAR -- 0.3%
--------------------------------------------------------------------------------------------------------------------
        115,000   Federal National Mortgage Association, 6.500%, 7/10/2002                                                   80,147
                  --------------------------------------------------------------------------------------------------
         85,000   Qtc-global Notes, Deb., 10.5%, 5/15/2003                                                                   69,575
                  --------------------------------------------------------------------------------------------------
        260,000   West Aust T Corp, Local Government Guarantee, 8%, 7/15/2003                                               192,822
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     342,544
                  --------------------------------------------------------------------------------------------------   ------------
BELGIUM FRANC -- 0.0%
--------------------------------------------------------------------------------------------------------------------
        514,000   Belgian Govt., Bond, 6.50%, 3/31/2005                                                                      15,024
                  --------------------------------------------------------------------------------------------------   ------------
CANADA DOLLAR -- 0.3%
--------------------------------------------------------------------------------------------------------------------
        204,000   Canada Government, Deb., 6.50%, 6/1/2004                                                                  151,534
                  --------------------------------------------------------------------------------------------------
        155,000   Ontario Hydro, 9.00%, 6/24/2002                                                                           124,873
                  --------------------------------------------------------------------------------------------------
         68,000   Ontario Hydro, Bond, 7.75%, 11/3/2005                                                                      53,839
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     330,246
                  --------------------------------------------------------------------------------------------------   ------------
DANISH KRONE -- 0.3%
--------------------------------------------------------------------------------------------------------------------
      1,927,000   Denmark - Bullet, Bond, 8.00%, 3/15/2006                                                                  327,903
                  --------------------------------------------------------------------------------------------------
        500,000   Denmark, 8.00%, 5/15/2003                                                                                  83,457
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     411,360
                  --------------------------------------------------------------------------------------------------   ------------
FRENCH FRANC -- 0.2%
--------------------------------------------------------------------------------------------------------------------
        324,000   France O.A.T., Bond, 7.25%, 4/25/2006                                                                      61,965
                  --------------------------------------------------------------------------------------------------
        187,500   France O.A.T., Bond, 7.50%, 4/25/2005                                                                     236,146
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     298,111
                  --------------------------------------------------------------------------------------------------   ------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
   FOREIGN
   CURRENCY
     PAR                                                                                                                VALUE IN
    AMOUNT                                                                                                            U.S. DOLLARS
---------------                                                                                                       ------------

BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
DEUTCHE MARK -- 0.6%
--------------------------------------------------------------------------------------------------------------------
         91,000   DG-HYPBK 5.75%, 1/22/2007                                                                                 $52,170
                  --------------------------------------------------------------------------------------------------
     20,000,000   KFW International Finance, 600%, 11/29/1999                                                               173,399
                  --------------------------------------------------------------------------------------------------
        150,000   KFW International Finance, Bank Guarantee, 6.75%, 6/20/2005                                                91,012
                  --------------------------------------------------------------------------------------------------
        600,000   KFW International Finance, 7.00%, 5/12/2000                                                               107,304
                  --------------------------------------------------------------------------------------------------
        120,000   Tennesee Valley Authority -- Global Bond, 6.375%, 9/18/2006                                                71,347
                  --------------------------------------------------------------------------------------------------
        435,000   Treuhandanstalt, 7.75%, 10/1/2002                                                                         274,764
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     769,996
                  --------------------------------------------------------------------------------------------------   ------------
GREEK DRACHMA -- 0.1%
--------------------------------------------------------------------------------------------------------------------
     22,800,000   Hellenic Republic, FRN 10/23/2003                                                                          78,376
                  --------------------------------------------------------------------------------------------------   ------------
ITALIAN LIRA -- 0.4%
--------------------------------------------------------------------------------------------------------------------
    150,000,000   Btps, Bond, 10.50%, 11/1/2000                                                                              98,714
                  --------------------------------------------------------------------------------------------------
    215,000,000   Btps, Deb., 12.00%, 5/18/1999                                                                             135,403
                  --------------------------------------------------------------------------------------------------
    380,000,000   Buoni Poliennali Del Tes, 9.50%, 1/1/2005                                                                 266,813
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     500,930
                  --------------------------------------------------------------------------------------------------   ------------
JAPANESE YEN -- 0.1%
--------------------------------------------------------------------------------------------------------------------
     11,000,000   Interamerican Development, Deb., 7.25%, 5/15/2000                                                          99,927
                  --------------------------------------------------------------------------------------------------   ------------
NETHERLANDS GUILDER -- 0.4%
--------------------------------------------------------------------------------------------------------------------
        255,000   Bank Ned Gemeenten, Bond, 6.375%, 1/4/2006                                                                135,180
                  --------------------------------------------------------------------------------------------------
        340,000   Bank Ned Gemeenten, Bond, 7.75%, 12/20/2004                                                               193,328
                  --------------------------------------------------------------------------------------------------
        130,000   Lkb-global Bd, Bank Guarantee, 6.00%, 1/25/2006                                                            75,523
                  --------------------------------------------------------------------------------------------------
         90,000   Netherlands Government, 6.00%, 1/15/2006                                                                   47,144
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     451,175
                  --------------------------------------------------------------------------------------------------   ------------
NEW ZEALAND DOLLAR -- 0.0%
--------------------------------------------------------------------------------------------------------------------
         61,000   New Zealand Government, 8.00%, 2/15/2001                                                                   38,819
                  --------------------------------------------------------------------------------------------------
         55,000   New Zealand Government, Bond, 8.00%, 7/15/1998                                                             34,085
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                      72,904
                  --------------------------------------------------------------------------------------------------   ------------
NORWEGIAN KRONE -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        641,000   NGB, Bond, 9.00%, 1/31/1999                                                                                93,662
                  --------------------------------------------------------------------------------------------------
        330,000   Norwegian Government, Bond, 7.00%, 5/31/2001                                                               48,802
                  --------------------------------------------------------------------------------------------------
        247,000   Norwegian Government, Foreign Government Guarantee, 5.75%, 11/30/2004                                      34,979
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     177,443
                  --------------------------------------------------------------------------------------------------   ------------

                                    FEDERATED MANAGED AGGRESSIVE GROWTH FUND
  FOREIGN
  CURRENCY
    PAR                                                                                                                  VALUE IN
   AMOUNT                                                                                                             U.S. DOLLARS
--------------                                                                                                        ------------

BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS -- CONTINUED
--------------------------------------------------------------------------------------------------------------------
PORTUGUESE ESCUDO -- 0.3%
--------------------------------------------------------------------------------------------------------------------
     50,250,000   Portuguese Ot's, Bond, 11.875%, 2/23/2000                                                                $318,399
                  --------------------------------------------------------------------------------------------------   ------------
SPANISH PESETA -- 0.4%
--------------------------------------------------------------------------------------------------------------------
     16,000,000   Spanish Government, 10.00%, 2/28/2005                                                                     135,122
                  --------------------------------------------------------------------------------------------------
     29,000,000   Spanish Government, Bond, 8.80%, 4/30/2006                                                                234,192
                  --------------------------------------------------------------------------------------------------
      3,410,000   Spanish Government, Bond, 9.40%, 4/30/1999                                                                 24,289
                  --------------------------------------------------------------------------------------------------
      8,540,000   Spanish Government, Deb., 10.10%, 2/28/2001                                                                65,844
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     459,447
                  --------------------------------------------------------------------------------------------------   ------------
SWEDISH KRONA -- 0.1%
--------------------------------------------------------------------------------------------------------------------
        800,000   Sweden, 6.00%, 2/9/2005                                                                                   102,464
                  --------------------------------------------------------------------------------------------------   ------------
UNITED KINGDOM POUND -- 0.5%
--------------------------------------------------------------------------------------------------------------------
        187,000   British Gas PLC, 8.875%, 7/8/2008                                                                         350,834
                  --------------------------------------------------------------------------------------------------
         38,000   U.K. Treasury, Deb., 8.50%, 12/7/2005                                                                      71,739
                  --------------------------------------------------------------------------------------------------
         92,000   United Kingdom Treasury, Bond, 7.50%, 12/7/2006                                                           165,333
                  --------------------------------------------------------------------------------------------------   ------------
                  Total                                                                                                     587,906
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL FOREIGN BONDS                                                                                     5,016,252
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL BONDS (IDENTIFIED COST $33,430,306)                                                              35,737,219
                  --------------------------------------------------------------------------------------------------   ------------
                  TOTAL INVESTMENTS (IDENTIFIED COST $108,995,570)(D)                                                  $121,033,159
                  --------------------------------------------------------------------------------------------------   ------------


* The Fund purchases index futures contracts to efficiently manage cash flows resulting from shareholder purchases and redemptions, dividends and capital gain payments to shareholders and corporate actions while maintaining exposure to the index and minimize trading costs. The underlying face amount, at value of open index futures contracts is $1,943,325 at November 30, 1997, which represents 1.6% of net assets. Taking into consideration these open index futures contracts, the Fund's effective total exposure to stocks is 71.6%, and increasing the total exposure to small company stocks is 17.5%.

(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1997, these securities amounted to $565,818 which represents 0.5% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations. The investment in the repurchase agreement was through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $109,120,200. The net unrealized appreciation of investments on a federal tax basis amounts to $11,912,959 which is comprised of $14,778,325 appreciation and $2,865,366 depreciation at November 30, 1997.

    Certain securites may be classified in multiple categorizations based on purpose of individual purchases.


Note: The categories of investments are shown as a percentage of net assets ($121,785,040) at November 30, 1997.

The following acronyms are used throughout this portfolio:

ADR -- American Depository Receipt FRN -- Floating Rate Note LLC -- Limited Liability Corporation PIK -- Payment in Kind PLC -- Public Limited Company PP -- Principal Payment SPA -- Standby Purchase Agreement TRANs -- Tax and Revenue Anticipation Notes

(See Notes which are an integral part of the Financial Statements)




                                    STATEMENT OF ASSETS AND LIABILITIES
                                  FEDERATED MANAGED AGGRESSIVE GROWTH FUND
                                            NOVEMBER 30, 1997
ASSETS:
-----------------------------------------------------------------------------------------
Total investments in securities, at value
   (identified cost $108,995,570, and tax cost $109,120,200)                                     $121,033,159
-----------------------------------------------------------------------------------------
Income receivable                                                                                     510,615
-----------------------------------------------------------------------------------------
Receivable for investments sold                                                                       285,431
-----------------------------------------------------------------------------------------
Receivable for shares sold                                                                            215,146
-----------------------------------------------------------------------------------------
Deferred organizational costs                                                                          53,030
-----------------------------------------------------------------------------------------
Other assets                                                                                           10,830
-----------------------------------------------------------------------------------------        ------------
Total assets                                                                                      122,108,211
-----------------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------
Payable for investments purchased                                             $   158,619
-------------------------------------------------------------------------
Payable for shares redeemed                                                        63,420
-------------------------------------------------------------------------
Payable to Bank                                                                    16,170
-------------------------------------------------------------------------
Payable for taxes withheld                                                          4,130
-------------------------------------------------------------------------
Payable for daily variation margin                                                  1,125
-------------------------------------------------------------------------
Net payable for foreign currency exchange contracts purchased                         754
-------------------------------------------------------------------------
Accrued expenses                                                                   78,953
-------------------------------------------------------------------------    ------------
Total liabilities                                                                                     323,171
-----------------------------------------------------------------------------------------        ------------
NET ASSETS for 8,972,539 shares outstanding                                                      $121,785,040
-----------------------------------------------------------------------------------------        ------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------
Paid in capital                                                                                  $103,516,000
-----------------------------------------------------------------------------------------
Net unrealized appreciation of investments and translation of assets and liabilities in
foreign currency                                                                                   12,044,513
-----------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                      6,376,159
-----------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment income                                        $(151,632)
-----------------------------------------------------------------------------------------        ------------
Total Net Assets                                                                                 $121,785,040
-----------------------------------------------------------------------------------------        ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
-----------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:
-----------------------------------------------------------------------------------------
$76,271,005 [Divided By] 5,616,365 shares outstanding                                                  $13.58
-----------------------------------------------------------------------------------------        ------------
SELECT SHARES:
-----------------------------------------------------------------------------------------
$45,514,035 [Divided By] 3,356,174 shares outstanding                                                  $13.56
-----------------------------------------------------------------------------------------        ------------


(See Notes which are an integral part of the Financial Statements)





                                           STATEMENT OF OPERATIONS

                                   FEDERATED MANAGED AGGRESSIVE GROWTH FUND
                                         YEAR ENDED NOVEMBER 30, 1997

INVESTMENT INCOME:
-------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $45,886)                                               $901,795
-------------------------------------------------------------------------------------------
Interest (net of foreign taxes withheld of $5,657)                                                2,361,762
-------------------------------------------------------------------------------------------    ------------
Total income                                                                                      3,263,557
-------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------
Investment advisory fee                                                         $   762,135
----------------------------------------------------------------------------
Administrative personnel and services fee                                           154,893
----------------------------------------------------------------------------
Custodian fees                                                                       82,950
----------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                            135,742
----------------------------------------------------------------------------
Directors'/Trustees' fees                                                             4,040
----------------------------------------------------------------------------
Auditing fees                                                                        16,542
----------------------------------------------------------------------------
Legal fees                                                                            4,044
----------------------------------------------------------------------------
Portfolio accounting fees                                                            74,016
----------------------------------------------------------------------------
Distribution services fee -- Select Shares                                          301,711
----------------------------------------------------------------------------
Shareholder services fee -- Institutional Shares                                    153,479
----------------------------------------------------------------------------
Shareholder services fee -- Select Shares                                           100,570
----------------------------------------------------------------------------
Share registration costs                                                             43,433
----------------------------------------------------------------------------
Printing and postage                                                                 40,047
----------------------------------------------------------------------------
Insurance premiums                                                                    3,596
----------------------------------------------------------------------------
Taxes                                                                                 2,968
----------------------------------------------------------------------------
Miscellaneous                                                                        22,904
----------------------------------------------------------------------------   ------------
Total expenses                                                                    1,903,070
----------------------------------------------------------------------------
Waivers --
-------------------------------------------------------------
Waiver of investment advisory fee                                  $(326,658)
-------------------------------------------------------------
Waiver of distribution services fee -- Select Shares                (100,570)
-------------------------------------------------------------
Waiver of shareholder services fee -- Institutional Shares          (122,783)
-------------------------------------------------------------   ------------
Total waivers                                                                      (550,011)
----------------------------------------------------------------------------   ------------
Net expenses                                                                                      1,353,059
-------------------------------------------------------------------------------------------    ------------
Net investment income                                                                             1,910,498
-------------------------------------------------------------------------------------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
-------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions
(net of foreign taxes withheld of $237)                                                           6,131,980
-------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments and translation of assets
and liabilities in foreign currency                                                               5,658,166
-------------------------------------------------------------------------------------------    ------------
Net realized and unrealized gain on investments and foreign currency                             11,790,146
-------------------------------------------------------------------------------------------    ------------
Change in net assets resulting from operations                                                $  13,700,644
-------------------------------------------------------------------------------------------    ------------


(See Notes which are an integral part of the Financial Statements)






                                   STATEMENT OF CHANGES IN NET ASSETS

                                 FEDERATED MANAGED AGGRESSIVE GROWTH FUND


                                                                                                    YEAR ENDED NOVEMBER 30,
                                                                                            -----------------------------------
                                                                                                   1997             1996
                                                                                            ----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
---------------------------------------------------------------------------------------
OPERATIONS --
---------------------------------------------------------------------------------------
Net investment income                                                                        $     1,910,498    $     1,560,986
---------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions
($6,480,249 and $2,395,283, respectively, as computed for federal tax purposes)                    6,131,980          2,610,405
---------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of investments and translation of
assets and liabilities in foreign currency                                                         5,658,166          3,708,316
---------------------------------------------------------------------------------------         ------------       ------------
Change in net assets resulting from operations                                                    13,700,644          7,879,707
---------------------------------------------------------------------------------------         ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS --
---------------------------------------------------------------------------------------
Distributions from net investment income
---------------------------------------------------------------------------------------
Institutional Shares                                                                              (1,427,543)        (1,071,156)
---------------------------------------------------------------------------------------
Select Shares                                                                                       (678,606)          (489,212)
---------------------------------------------------------------------------------------
Distributions from net realized gains on investments and
foreign currency transactions
---------------------------------------------------------------------------------------
Institutional Shares                                                                              (1,462,069)          (600,532)
---------------------------------------------------------------------------------------
Select Shares                                                                                       (920,615)          (289,253)
---------------------------------------------------------------------------------------         ------------       ------------
Change in net assets resulting from distributions to shareholders                                 (4,488,833)        (2,450,153)
---------------------------------------------------------------------------------------         ------------       ------------
SHARE TRANSACTIONS --
---------------------------------------------------------------------------------------
Proceeds from sale of shares                                                                      65,432,150         51,526,045
---------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of distributions declared              3,820,798          2,029,232
---------------------------------------------------------------------------------------
Cost of shares redeemed                                                                          (37,784,914)       (15,833,126)
---------------------------------------------------------------------------------------         ------------       ------------
Change in net assets resulting from share transactions                                            31,468,034         37,722,151
---------------------------------------------------------------------------------------         ------------       ------------
Change in net assets                                                                              40,679,845         43,151,705
---------------------------------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------------------------------
Beginning of period                                                                               81,105,195         37,953,490
---------------------------------------------------------------------------------------         ------------       ------------
End of period (including undistributed net investment income of
$0 and $285,713, respectively)                                                               $   121,785,040    $    81,105,195
---------------------------------------------------------------------------------------         ------------       ------------


(See Notes which are an integral part of the Financial Statements)




                          NOTES TO FINANCIAL STATEMENTS

                      FEDERATED MANAGED AGGRESSIVE GROWTH FUND
                              NOVEMBER 30, 1997

ORGANIZATION

Managed Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Managed Aggressive Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to seek capital appreciation.

The Fund offers two classes of shares: Institutional Shares and Select Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and passive foreign investment company transactions.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These differences are primarily due to differing treatments for foreign currency transactions and passive foreign investment company transactions. The following reclassifications have been made to the financial statements.

                  INCREASE (DECREASE)
--------------------------------------------------------

                    ACCUMULATED
 ACCUMULATED        DISTRIBUTIONS IN
 NET REALIZED        EXCESS OF NET       PAID-IN
 GAIN/LOSS         INVESTMENT INCOME     CAPITAL
--------------    ------------------    --------

  $240,093            ($241,694)          $1,601

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FUTURES CONTRACTS

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. For the year ended November 30, 1997, the Fund had realized gains of $26,181 on future contracts.

At November 30,z1997, the Fund had outstanding futures contracts as set forth below:

                        CONTRACTS TO                      UNREALIZED
EXPIRATION DATE           RECEIVE             POSITION    APPRECIATION
---------------  --------------------------  ----------  -------------

 December 1997   9 Russell 200 Index Future     Long         $9,215

FOREIGN EXCHANGE CONTRACTS

The Fund may enter into foreign currency contracts for the delayed delivery of securities or foreign currency exchange transactions. These contracts are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counter-parties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At November 30,z1997, the Fund had outstanding foreign currency commitments as set forth below:


CONTRACTS      SETTLEMENT   FOREIGN CURRENCY   IN EXCHANGE   CONTRACTS AT      UNREALIZED
PURCHASED        DATE       UNITS TO RECEIVE      FOR           VALUE        (DEPRECIATION)
-------------  ----------   ----------------  ------------   ------------   ----------------

Belgian Franc    12/1/97       1,183,540        $33,283        $32,529          (754)


FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1997 is as follows:


SECURITY                                     ACQUISITION DATE      ACQUISITION COST
---------------------------------------     --------------------   ----------------

Allied Waste N.A., Inc.                     10/23/1997-12/3/1997      $222,585

Chilectra SA, ADR, 144A                          2/28/1996              10,856

CS Wireless Systems, Inc.                        2/16/1996                  --

Diamond Cable Comm.                              2/21/1997              44,586

Fairchild Semiconductor, Sr. Sub.                3/6/1997               50,000

Fox/Liberty Networks                             8/15/1997              31,146

Glenoit Corporation, Sr. Sub. Note               3/26/1997              49,905

Grupo Financiero Bancomer SA de C.V.,
Class B                                     5/22/1997-5/23/1997         84,942

Hermes Europe Railtel B.V., Sr. Note             8/14/1997              51,094

Metronet Communications                          7/18/1997              50,000

Qwest Communications, Inc.                      10/22/1997              32,938

Sinclair Broadcast Group, Inc.                   3/5/1997               50,000


DOLLAR ROLL TRANSACTIONS

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are therefore treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Transactions in shares were as follows:


                                                                      YEAR ENDED NOVEMBER 30,
                                                    ----------------------------------------------------------
                                                               1997                            1996
                                                    --------------------------      --------------------------

INSTITUTIONAL SHARES                                    SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------    ----------    ------------      ----------    ------------
Shares sold                                          3,204,660    $ 41,207,438       2,592,730     $30,626,600
------------------------------------------------
Shares issued to shareholders
in payment of distributions
declared                                               189,433       2,352,593         115,076       1,330,109
------------------------------------------------
Shares redeemed                                     (1,748,701)    (22,354,908)       (946,450)    (11,216,939)
------------------------------------------------    ----------    ------------      ----------    ------------
Net change resulting from
Institutional Share transactions                     1,645,392    $ 21,205,123       1,761,356     $20,739,770
------------------------------------------------    ----------    ------------      ----------    ------------




                                                                      YEAR ENDED NOVEMBER 30,
                                                    ----------------------------------------------------------
                                                               1997                            1996
                                                    --------------------------      --------------------------

SELECT SHARES                                           SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------    ----------    ------------      ----------    ------------
Shares sold                                          1,899,443    $ 24,224,712       1,775,082     $20,899,445
------------------------------------------------
Shares issued to shareholders
in payment of distributions
declared                                               118,629       1,468,205          60,465         699,123
------------------------------------------------
Shares redeemed                                     (1,173,146)    (15,430,006)       (389,611)     (4,616,187)
------------------------------------------------    ----------    ------------      ----------    ------------
Net change resulting from
Select Share transactions                              844,926    $ 10,262,911       1,445,936     $16,982,381
------------------------------------------------    ----------    ------------      ----------    ------------
Net change resulting from
share transactions                                   2,490,318    $ 31,468,034       3,207,292     $37,722,151
------------------------------------------------    ----------    ------------      ----------    ------------



INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Under the terms of a sub-advisory agreement between the Adviser and Federated Global Research Corp. (the "Sub-Adviser"), the Sub-Adviser receives an allocable portion of the Fund's advisory fee. Such allocation is based on the amount of foreign securities which the Sub-Adviser manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expense.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Select Shares. The Plan provides that the Fund may incur distribution expenses up to 0.75% of average daily net assets of Select Shares annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES

Organizational expenses of $88,333 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational expenses during the five year period following the effective date. For the period ended November 30,z1997, the Fund paid $12,659 pursuant to this agreement.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1997, were as follows:

PURCHASES                                         $129,880,285
------------------------------------------------  ------------
SALES                                             $105,260,650
------------------------------------------------  ------------

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 1997, the diversification of industries was as follows:


                                     PERCENTAGE OF                                          PERCENTAGE OF
INDUSTRY                              NET ASSETS        INDUSTRY                             NET ASSETS
---------------------------------    ---------------    --------------------------------    -------------

Aerospace & Military Technology           0.2%          Industrial Comp                         0.2%

Agency                                    0.5%          Insurance                               0.7%

Appliances & Household Durables           0.1%          Leisure & Tourism                       0.3%

Automobile                                0.4%          Machinery & Engineering                 0.5%

Banking                                   2.7%          Merchandising                           0.3%

Beverage & Tobacco                        0.3%          Metals - Non Ferrous                    0.1%

Broadcasting & Publishing                 0.5%          Metals - Steel                          0.2%

Building Materials & Components           0.1%          Mining                                  0.0%

Business & Public Services                0.1%          Miscellaneous Materials & Commodities   0.4%

Chemicals                                 0.6%          Multi-Industry                          0.2%

Conglomerate                              0.0%          Producer Manufacturing                  0.3%

Construction & Housing                    0.0%          Real Estate                             0.7%

Consumer Durables                         0.2%          Recreation, Other Consumer Goods        0.3%

Consumer Non-Durables                     0.4%          Services                                1.0%

Data Processing & Reproduction            0.2%          Sovereign                               2.4%

Electrical & Electronics                  0.6%          Sovereign Government                    0.4%

Electronic Components, Instruments        0.5%          State/Provincial                        0.1%

Energy - Oil and Gas                      0.1%          Supranational                           0.1%

Energy Equipment & Services               0.0%          Technology                              0.6%

Energy Minerals                           0.6%          Telecommunications                      1.0%

Energy Sources                            0.8%          Telecommunications & Cellular           0.0%

Financial Intermediaries                  0.1%          Textiles & Apparel                      0.1%

Financial Services                        0.5%          Tobacco                                 0.1%

Food & Household Products                 0.7%          Transportation                          0.2%

Forest Products & Paper                   0.1%          Transportation-Airlines                 0.2%

Health & Personal Care                    1.5%          Utilities                               0.3%

Health Care                               0.4%          Utilities - Electrical & Gas            0.4%



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of MANAGED SERIES TRUST (Federated Managed Aggressive Growth Fund):

We have audited the accompanying statement of assets and liabilities of Federated Managed Aggressive Growth Fund (an investment portfolio of Managed Series Trust, a Massachusetts business trust), including the schedule of portfolio investments, as of November 30, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights (see pages 2 and 20 of the prospectus) for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30,z1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Managed Aggressive Growth Fund, an investment portfolio of Managed Series Trust, as of November 30,z1997, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods presented in conformity with generally accepted accounting principles.

                                                  ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
January 21, 1998

APPENDIX


STANDARD AND POOR'S RATINGS GROUP LONG-TERM  DEBT RATINGS

AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC -- Debt rated CCC has currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C -- The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS


Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC., LONG-TERM  DEBT RATINGS

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C -- Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

NR -- NR indicates that Fitch does not rate the specific issue.

PLUS (+) OR MINUS (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.






[LOGO OMITTED] FEDERATED INVESTORS

FEDERATED MANAGED
AGGRESSIVE GROWTH
FUND


Select Shares

PROSPECTUS

JANUARY 31, 1998


A Diversified Portfolio of Managed Series Trust, an Open-End
Management Investment Company

FEDERATED MANAGED
AGGRESSIVE GROWTH FUND
SELECT SHARES

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000


DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER
Federated Management
Federated Investors Tower
Pittsburgh, PA 15222-3779

SUB-ADVISER
Federated Global
Research Corp.
175 Water Street
New York, NY 10038-4965

CUSTODIAN
State Street Bank and
Trust Company
P.O. Box 8600
Boston, MA 02266-8600

TRANSFER AGENT
AND DIVIDEND
DISBURSING AGENT

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600


INDEPENDENT
PUBLIC ACCOUNTANTS
Arthur Andersen LLP
2100 One PPG Place
Pittsburgh, PA 15222


Federated Securities Corp., Distributor

Federated Investors Tower
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com

Cusip 56166K800


3122008A-SEL (1/98)


[RECYCLE LOGO]
RECYCLED PAPER
3159PROS.                                      Page 4




FEDERATED MANAGED INCOME FUND

FEDERATED MANAGED GROWTH AND INCOME FUND

FEDERATED MANAGED GROWTH FUND

FEDERATED MANAGED AGGRESSIVE GROWTH FUND

(PORTFOLIOS OF MANAGED SERIES TRUST)

INSTITUTIONAL SHARES

SELECT SHARES

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read with the respective prospectuses for Institutional Shares and Select Shares of Federated Managed Income Fund, Federated Managed Growth and Income Fund, Federated Managed Growth Fund and Federated Managed Aggressive Growth Fund, all dated January 31, 1998. This Statement is not a prospectus itself. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.

FEDERATED MANAGED INCOME FUND

FEDERATED MANAGED GROWTH AND INCOME FUND

FEDERATED MANAGED GROWTH FUND

FEDERATED MANAGED AGGRESSIVE GROWTH FUND

FEDERATED INVESTORS FUNDS

5800 CORPORATE DRIVE

PITTSBURGH, PENNSYLVANIA 15237-7000

FEDERATED  INVESTORS TOWER


PITTSBURGH, PENNSYLVANIA 15222-3779

Statement dated January 31, 1998

[GRAPHIC] Federated Investors
Federated Securities Corp., Distributor

Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com

Cusip 56166K 800

Cusip 56166K 701

Cusip 56166K 404

Cusip 56166K 305

Cusip 56166K 602

Cusip 56166K 503

Cusip 56166K 206

Cusip 56166K 107

3122014B (1/98)



TABLE OF CONTENTS




GENERAL INFORMATION ABOUT THE TRUST              1

INVESTMENT OBJECTIVES AND POLICIES               1

Small Company Stocks                             1

Mortgage-Backed Securities                       1

Corporate Debt Obligations                       1

Convertible Securities                           1

Foreign Debt Obligations                         2

Warrants                                         2

Futures and Options Transactions                 2

Foreign Currency Transactions                    4

Repurchase Agreements                            6

Reverse Repurchase Agreements                    6

When-Issued and Delayed Delivery Transactions    6

Investing in Securities of Other
Investment Companies                             7

Lending of Portfolio Securities                  7

Restricted and Illiquid Securities               7
Portfolio Turnover                               7

Weighted Average Portfolio Duration              7

INVESTMENT LIMITATIONS                           8

MANAGED SERIES TRUST MANAGEMENT                 10

Trust Ownership                                 13

Trustee Compensation                            14

Trustee Liability                               15

INVESTMENT ADVISORY SERVICES                    15

Adviser to the Trust                            15

Advisory Fees                                   15

BROKERAGE TRANSACTIONS                          15

OTHER SERVICES                                  16

Fund Administration                             16

Custodian and Portfolio Accountant              16

Transfer Agent                                  16

Independent Public Accountants                  16

PURCHASING SHARES                               16

DISTRIBUTION PLAN AND SHAREHOLDER
SERVICES AGREEMENT                              16

Conversion to Federal Funds                     17

DETERMINING NET ASSET VALUE                     17

Determining Market Value of Securities          17

Trading in Foreign Securities                   18

REDEEMING SHARES                                18

Redemption in Kind                              18

MASSACHUSETTS PARTNERSHIP LAW                   18

TAX STATUS                                      19

The Portfolios' Tax Status                      19

Foreign Taxes                                   19

Shareholders' Tax Status                        19

TOTAL RETURN                                    19

YIELD                                           20

PERFORMANCE COMPARISONS                         20

Economic and Market Information                 22

ABOUT FEDERATED INVESTORS                       22

Mutual Fund Market                              23

Institutional Clients                           23

Bank Marketing                                  23

Broker/Dealers and Bank Broker/Dealer

Subsidiaries                                    23




GENERAL INFORMATION ABOUT THE TRUST

Managed Series Trust (the "Trust") was established as a Massachusetts business trust on November 15, 1993. As of the date of this Statement, the Trust consists of the following four separate portfolios of securities (collectively, the "Portfolios" and each individually, the "Portfolio"): Federated Managed Income Fund; Federated Managed Growth and Income Fund; Federated Managed Growth Fund; and Federated Managed Aggressive Growth Fund. Each Portfolio has two classes of shares of beneficial interest, Institutional Shares and Select Shares. Prior to June 30, 1995, the Institutional Shares of each portfolio of the Trust were known as Institutional Service Shares.

INVESTMENT OBJECTIVES AND POLICIES

The prospectuses discuss the objectives of the Portfolios and the policies that each employs to achieve those objectives. The following discussion supplements the description of the Portfolios' investment policies set forth in the prospectuses. The Portfolios' respective investment objectives cannot be changed without approval of shareholders. Except as noted, the investment policies described below may be changed by the Board of Trustees ("Trustees") without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

SMALL COMPANY STOCKS

Stocks in the small capitalization sector of the United States equity market have historically been more volatile in price than larger capitalization stocks, such as those included in the Standard & Poor's 500 Index. This is because, among other things, small companies have less certain growth prospects than larger companies; have a lower degree of liquidity in the equity market; and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, the stocks of small companies may, to some degree, fluctuate independently of the stocks of large companies; that is, the stocks of small companies may decline in price as the price of large company stocks rises or vice versa.

MORTGAGE-BACKED SECURITIES

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES

The privately issued mortgage-related securities purchased by the Portfolios generally represent an ownership interest in federal agency mortgage pass-through securities, such as those issued by Government National Mortgage Association ("GNMA"). The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools.

Privately issued mortgage-related securities generally pay back principal and interest over the life of the security. At the time the Portfolios reinvest the payments and any unscheduled prepayments of principal received, the Portfolios may receive a rate of interest which is actually lower than the rate of interest paid on these securities ("prepayment risks"). Privately issued mortgage-related securities are subject to higher prepayment risks than most other types of debt instruments with prepayment risks because the underlying mortgage loans may be prepaid without penalty or premium. Prepayment risks on privately issued mortgage-related securities tend to increase during periods of declining mortgage interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates. Prepayments on privately issued mortgage-related securities are also affected by other factors, such as the frequency with which people sell their homes or elect to make unscheduled payments on their mortgages.

The market for privately issued mortgage-related securities has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors make government-related pools highly liquid.

CORPORATE DEBT OBLIGATIONS

The corporate debt obligations in which the Portfolios invest may bear fixed, floating, floating and contingent, or increasing rates of interest. The Portfolios may invest in investment-grade corporate debt obligations (which are rated BBB or higher by nationally recognized statistical rating organizations) or high yield corporate debt obligations (which are rated BB or lower by nationally recognized statistical rating organizations).

CONVERTIBLE SECURITIES

Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock ("DECS"), or similar instruments marketed under different names, offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

Preferred Equity Redemption Cumulative Stock ("PERCS"), or similar instruments marketed under different names, offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.

FOREIGN DEBT OBLIGATIONS

The Portfolios may invest in investment-grade debt securities (which are rated BBB or higher by nationally recognized statistical rating organizations) of countries other than the United States.

WARRANTS

The Portfolios may invest in warrants. Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock. Warrants acquired in units or attached to securities may be deemed to be without value for purposes of this policy.

FUTURES AND OPTIONS TRANSACTIONS

The Portfolios may attempt to hedge all or a portion of its portfolio by buying and selling futures contracts and options on futures contracts.

FUTURES CONTRACTS

A futures contract is a firm commitment by two parties, the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future. However, a stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index was originally written. No physical delivery of the underlying security in the index is made.

The purpose of the acquisition or sale of a futures contact by the Portfolios is to protect the Portfolios from fluctuations in the value of their securities caused by anticipated changes in interest rates or market conditions. For example, in the fixed-income securities market, price moves inversely to interest rates. A rise in rates results in a drop in price. Conversely, a drop in rates results in a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, a Portfolio could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed-income securities may decline during the Portfolio's anticipated holding period. A Portfolio would agree to purchase securities in the future at a predetermined price (i.e., "go long") to hedge against a decline in market interest rates.

PURCHASING PUT OPTIONS ON FUTURES CONTRACTS

The Portfolios may purchase listed put options or over-the-counter put options on futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price. A Portfolio would purchase put options on futures contracts to protect its portfolio securities against decreases in value resulting from market factors such as an anticipated increase in interest rates.

Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a Portfolio will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by a Portfolio upon the sale of the second option may be large enough to offset both the premium paid by the Portfolio for the original option plus the decrease in value of the hedged securities.

Alternatively, a Portfolio may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Portfolio would then deliver the futures contract in return for payment of the strike price. If a Portfolio neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

WRITING PUT OPTIONS ON FUTURES CONTRACTS

The Portfolios may write listed put options on financial futures contracts to hedge its portfolio against a decrease in market interest rates. When a Portfolio writes a put option on a futures contract, it receives a premium for undertaking the obligation to assume a long futures position (buying a futures contract) at a fixed price at any time during the life of the option. As market interest rates decrease, the market price of the underlying futures contract normally increases.

As the market value of the underlying futures contract increases, the buyer of the put option has less reason to exercise the put because the buyer can sell the same futures contract at a higher price in the market. The premium received by a Portfolio can then be used to offset the higher prices of portfolio securities to be purchased in the future due to the decrease in market interest rates.

Prior to the expiration of the put option, or its exercise by the buyer, a Portfolio may close out the option by buying an identical option. If the hedge is successful, the cost of buying the second option will be less than the premium received by a Portfolio for the initial option.

PURCHASING CALL OPTIONS ON FUTURES CONTRACTS

An additional way in which the Portfolios may hedge against decreases in market interest rates is to buy a listed call option on a financial futures contract. When a Portfolio purchases a call option on a futures contract, it is purchasing the right (not the obligation) to assume a long futures position (buy a futures contract) at a fixed price at any time during the life of the option. As market interest rates fall, the value of the underlying futures contract will normally increase, resulting in an increase in value of a Portfolio's option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, a Portfolio could exercise its option and buy the futures contract below market price.

Prior to the exercise or expiration of the call option, a Portfolio could sell an identical call option and close out its position. If the premium received upon selling the offsetting call is greater than the premium originally paid, a Portfolio has completed a successful hedge.

WRITING CALL OPTIONS ON FUTURES CONTRACTS

The Portfolios may write listed call options or over-the-counter call options on futures contracts to hedge against, for example, an increase in market interest rates. When a Portfolio writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the strike price at any time during the life of the option if the option is exercised. As market interest rates rise or as stock prices fall, causing the prices of futures to go down, a Portfolio's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of a Portfolio's call option position to increase.

In other words, as the underlying future's price falls below the strike price, the buyer of the option has no reason to exercise the call, so that a Portfolio keeps the premium received for the option. This premium can help substantially to offset the drop in value of a Portfolio's portfolio securities.

Prior to the expiration of a call written by a Portfolio, or exercise of it by the buyer, a Portfolio may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by a Portfolio for the initial option. The net premium income of a Portfolio will then substantially offset the decrease in value of the hedged securities.

LIMITATION ON OPEN FUTURES POSITIONS

A Portfolio will not maintain open positions in futures contracts it has sold or options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, a Portfolio will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"MARGIN" IN FUTURES TRANSACTIONS

Unlike the purchase or sale of a security, the Portfolios do not pay or receive money upon the purchase or sale of a futures contract. Rather, a Portfolio is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with the custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contracts initial margin does not involve a borrowing by a Portfolio to finance the transactions. Initial margin is in the nature of a performance bond or good-faith deposit on the contract which is returned to a Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied.

A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day a Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between a Portfolio and the broker of an amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Portfolio will mark to market its open futures positions.

The Portfolios are also required to deposit and maintain margin when they write call options on futures contracts.

PURCHASING AND WRITING OVER-THE-COUNTER OPTIONS

The Portfolios may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by a Portfolio and not traded on an exchange.

Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not.

FOREIGN CURRENCY TRANSACTIONS

CURRENCY RISKS

The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the Portfolios value their assets daily in U.S. dollars, the Portfolios may not convert their holdings of foreign currencies to U.S. dollars daily. The Portfolios may incur conversion costs when they convert their holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Portfolios buy and sell currencies.

The Portfolios will engage in foreign currency exchange transactions in connection with their investments in the securities. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Portfolios may enter into forward foreign currency exchange contracts in order to protect themselves against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Portfolios' investment adviser believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Portfolios' best interest to do so. The Portfolios will not speculate in foreign currency exchange.

The Portfolios will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when they would be obligated to deliver an amount of foreign currency in excess of the value of their portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the Portfolios' investment adviser believes will tend to be closely correlated with that currency with regard to price movements. Generally, the Portfolios will not enter into a forward foreign currency exchange contract with a term longer than one year.

FOREIGN CURRENCY OPTIONS

A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency.

When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on foreign currency generally falls in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect a Portfolio against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Portfolio were holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Portfolio would not have to exercise their put option. Likewise, if a Portfolio were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Portfolio would not have to exercise its call. Instead, the Portfolio could acquire in the spot market the amount of foreign currency needed for settlement.

SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY OPTIONS

Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Portfolios' ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Portfolios will not purchase or write such options unless and until, in the opinion of the Portfolios' investment adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

FOREIGN CURRENCY FUTURES TRANSACTIONS

By using foreign currency futures contracts and options on such contracts, the Portfolios may be able to achieve many of the same objectives as they would through the use of forward foreign currency exchange contracts. The Portfolios may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS

Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on futures currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Portfolios will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Portfolios' investment adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolios because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

REPURCHASE AGREEMENTS

The Portfolios or their custodian will take possession of the securities subject to repurchase agreements and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Portfolio, the Portfolio could receive less than the repurchase price in any sale of such securities. In the event that a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by a Portfolio might be delayed pending court action. The Portfolios believe that under the regular procedures normally in effect for custody of a Portfolio's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of a Portfolio and allow retention or disposition of such securities. The Portfolios will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Portfolios' investment adviser to be creditworthy pursuant to guidelines established by the Trustees.

REVERSE REPURCHASE AGREEMENTS

The Portfolios may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Portfolio transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Portfolio to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that a Portfolio will be able to avoid selling portfolio instruments at a disadvantageous time.

When effecting reverse repurchase agreements, liquid assets of a Portfolio, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for the Portfolios. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Portfolios sufficient to make payment for the securities to be purchased are segregated on a Portfolio's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Portfolios do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of a Portfolio's assets.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

LENDING OF PORTFOLIO SECURITIES

The collateral received when the Portfolios lend portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the particular Portfolio. During the time portfolio securities are on loan, the borrower pays the Portfolios any dividends or interest paid on such securities. Loans are subject to termination at the option of the Portfolios or the borrower. The Portfolios may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

RESTRICTED AND ILLIQUID SECURITIES

The Portfolios may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Portfolios, who agree that they are purchasing paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Portfolios through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Portfolios believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Portfolios intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Portfolios' investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Portfolios intend to not subject such paper to the limitation applicable to restricted securities.

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under the Securities and Exchange commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive safe harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The Portfolios believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

* the frequency of trades and quotes for the security;

* the number of dealers willing to purchase or sell the security and the number of other potential buyers;

* dealer undertakings to make a market in the security; and

* the nature of the security and the nature of the marketplace trades.

PORTFOLIO TURNOVER


The Portfolios' investment adviser does not anticipate that portfolio turnover will result in adverse tax consequences. However, relatively high portfolio turnover may result in high transaction costs to the Portfolios. For the fiscal years ended November 30, 1997 and 1996, the portfolio turnover rates for Federated Managed Income Fund, Federated Managed Growth and Income Fund, Federated Managed Growth Fund, and Federated Managed Aggressive Growth Fund were 99% and 164%; 130% and 154%; 136% and 95%; and 115% and 86%, respectively.


WEIGHTED AVERAGE PORTFOLIO DURATION

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Duration measures the magnitude of the change in the price of a debt security relative to a given change in the market rate of interest. The duration of a debt security depends on three primary variables: the security's coupon rate, maturity date, and level of market interest rates for similar debt securities. Generally, debt securities with lower coupons or longer maturities will have a longer duration than securities with higher coupons or shorter maturities.

Duration is calculated by dividing the sum of the time-weighted values of cash flows of a security or portfolio of securities, including principal and interest payments, by the sum of the present values of the cash flows. Certain debt securities, such as asset-backed securities, may be subject to prepayment at irregular intervals. The duration of these instruments will be calculated based upon assumptions established by the investment adviser as to the probable amount and sequence of principal prepayments.

Mathematically, duration is measured as follows:


Duration =    PVCF1(1) + PVCF2(2) + PVCF3(3) +  .............  +  PVCFn(n)
             ---------   --------   --------                      --------
               PVTCF       PVTCF     PVTCF                         PVTCF


where

PVCFt = the present value of the cash flow in period t discounted at the prevailing yield-to-maturity
    t =  the period when the cash flow is received
    n = remaining number of periods until maturity total present value of the cash flow from the bond where the present value is determined using the prevailing
PVTCF =  yield-to-maturity

INVESTMENT LIMITATIONS

ISSUING SENIOR SECURITIES AND BORROWING MONEY

A Portfolio will not issue senior securities, except that it may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed, and except to the extent that a Portfolio may enter into futures contracts.

A Portfolio will not borrow money or engage in reverse repurchase agreements except as a temporary, extraordinary, or emergency measure or to facilitate management of the Portfolio by enabling it to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. A Portfolio will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

INVESTING IN COMMODITIES

The Portfolios will not invest in commodities, except that the Portfolios reserve the right to engage in transactions involving financial futures contracts, options, and forward contracts with respect to foreign securities or currencies.

INVESTING IN REAL ESTATE

The Portfolios will not purchase or sell real estate, including limited partnership interests, although the Portfolios may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or which represent interests in real estate.

CONCENTRATION OF INVESTMENTS

A Portfolio will not invest 25% or more of the value of its total assets in any one industry (other than securities issued by the U.S. government, its agencies, or instrumentalities).

UNDERWRITING

A Portfolio will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities which the Portfolio may purchase in accordance with its investment objective, policies, and limitations.

SELLING SHORT AND BUYING ON MARGIN

The Portfolios will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. A deposit or payment by a Portfolio of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

DIVERSIFICATION OF INVESTMENTS

With respect to securities comprising 75% of the value of its total assets, a Portfolio will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.

PLEDGING ASSETS

The Portfolios will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, a Portfolio may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the pledge. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of financial futures contracts and related options; and segregation of collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.

LENDING CASH OR SECURITIES

A Portfolio will not lend any of its assets except portfolio securities. This shall not prevent the purchase or holding of U.S. government obligations, corporate bonds, debentures, notes, certificates of indebtedness, or other debt securities of any issuer, repurchase agreements, or other transactions which are permitted by the Portfolios' respective investment objectives, policies, or Declaration of Trust.

The above investment limitations cannot be changed with respect to a Portfolio without approval of that Portfolio's shareholders. The following limitations may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

INVESTING IN ILLIQUID SECURITIES

A Portfolio will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, and certain securities not determined by the Trustees to be liquid.

INVESTING IN WARRANTS

A Portfolio will not invest more than 5% of its net assets in warrants, including those acquired in units or attached to other securities. For purposes of this investment restriction, warrants will be valued at the lower of cost or market, except that warrants acquired by a Portfolio in units with or attached to securities may be deemed to be without value.

INVESTING IN PUT OPTIONS

A Portfolio will not purchase put options on securities, unless the securities are held in the Portfolio's portfolio or unless the Portfolio is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

WRITING COVERED CALL OPTIONS

A Portfolio will not write call options on securities unless the securities are held in the Portfolio's portfolio or unless the Portfolio is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.


Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.


No Portfolio expects to borrow money in excess of 5% of the value of its net assets during the coming fiscal year.

For purposes of its policies and limitations, the Portfolios consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

MANAGED SERIES TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Managed Series Trust, and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Trustee

Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company.

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.

John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village
Development Corporation; Director or Trustee of the Funds.



William J. Copeland
One PNC Plaza -- 23rd Floor
Pittsburgh, PA


Birthdate: July 4, 1918

Trustee

Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.

James E. Dowd
571 Hayward Mill Road
Concord, MA

Birthdate: May 18, 1922

Trustee

Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee


Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center -- Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.



Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA

Birthdate: June 18, 1924

Trustee

Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.


Glen R. Johnson*
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 2, 1929

President and Trustee

Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.


Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Consultant; Former State Representative, Commonwealth of
Massachusetts; formerly, President, State Street Bank and Trust
Company and State Street Boston Corporation; Director or Trustee of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate: December 20, 1932

Trustee

President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director or Trustee of the Funds.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA

Birthdate: September 14, 1925

Trustee

Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University and U.S. Space Foundation; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center, Prague; Director or Trustee of the Funds.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Public relations/Marketing/Conference Planning; Director or Trustee of the Funds.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President , Secretary and Treasurer

Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.

* This Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities
Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; and World Investment Series, Inc.

TRUST OWNERSHIP

Officers and Trustees as a group own less than 1% of the Trust's outstanding shares.


As of January 7, 1998, the following shareholders of record owned 5% or more of the outstanding Institutional Shares of Federated Managed Income Fund.

As of January 7, 1998, the following shareholders of record owned 5% or more of the outstanding Select Shares of Federated Managed Income Fund: Kirchbak & Co., Richfield, MN, owned approximately 660,797 shares (18.94%); The Farmers Company, Lititz, PA, owned approximately 192,548 shares (5.52%); and Federated Bank & Trust, Pittsburgh, PA, owned approximately 255,231 shares (7.31%).

As of January 7, 1998, the following shareholder of record owned 5% or more of the outstanding Institutional Shares of Federated Managed Growth and Income Fund: Western Bank, Medford, OR, owned approximately 1,191,908 shares (8.33%).

As of January 7, 1998, no shareholder of record owned 5% or more of the outstanding Select Shares of Federated Managed Growth and Income Fund.

As of January 7, 1998, the following shareholder of record owned 5% or more of the outstanding Institutional Shares of Federated Managed Growth Fund: Careco, Salina, KS, owned approximately 773,609 shares (5.85%).

As of January 7, 1998, the following shareholders of record owned 5% or more of the outstanding Select Shares of Federated Managed Growth Fund: LaSalle National Bank, Chicago, IL, owned approximately
321,139 shares (5.33%).

As of January 7, 1998, no shareholder of record owned 5% or more of the outstanding Institutional Shares of Federated Managed Aggressive
Growth Fund.

As of January 7, 1998, the following shareholder of record owned 5% or more of the outstanding Select Shares of Federated Managed Aggressive Growth Fund:
Federated Bank & Trust, Pittsburgh, PA, owned approximately 199,519 shares (5.52%).


TRUSTEES COMPENSATION



                         AGGREGATE
NAME,                 COMPENSATION
POSITION WITH                FROM   TOTAL COMPENSATION PAID
TRUST                     TRUST*#   FROM FUND COMPLEX+
John F. Donahue           $   -0-   $0 for the Trust and
Chairman and Trustee                56 other investment companies in the Fund Complex

Thomas G. Bigley          $1,463    $111,222  for the Trust and
Trustee                             56 other investment companies in the Fund Complex

John T. Conroy, Jr.       $1,611    $122,362  for the Trust and
Trustee                             56 other investment companies in the Fund Complex

William J. Copeland       $1,611    $122,362  for the Trust and
Trustee                             56 other investment companies in the Fund Complex

Glen R. Johnson           $   -0-   $0 for the Trust and
President and Trustee               8 other investment companies in the Fund Complex

James E. Dowd             $1,611    $122,362  for the Trust and
Trustee                             56 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D.   $1,463    $111,222  for the Trust and
Trustee                             56 other investment companies in the Fund Complex

Edward L. Flaherty, Jr.   $1,611    $122,362  for the Trust and
Trustee                             56 other investment companies in the Fund Complex

Peter E. Madden           $1,463    $111,222  for the Trust and
Trustee                             56 other investment companies in the Fund Complex

John E. Murray, Jr.,      $1,463    $111,222  for the Trust and
Trustee                             56 other investment companies in the Fund Complex

Wesley W. Posvar          $1,463    $111,222  for the Trust and
Trustee                             56 other investment companies in the Fund Complex

Marjorie P. Smuts         $1,463    $111,222  for the Trust and
Trustee                             56 other investment companies in the Fund Complex

* Information is furnished for the fiscal year ended November 30, 1997

# The aggregate compensation is provided for the Trust which is comprised of four portfolios.

+ The information is provided for the last calendar year.


TRUSTEE LIABILITY

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT ADVISORY SERVICES

ADVISER TO THE TRUST

The Trust's investment adviser is Federated Management (the Adviser) and the Trust's sub-adviser is Federated Global Research Corporation ( the "Sub-Adviser"). They are subsidiaries of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.

ADVISORY FEES

For their advisory services, the Adviser and Sub-Adviser receive an annual investment advisory fee as described in the prospectus of each Portfolio.


For the fiscal years ended November 30, 1997, 1996, and 1995, the Adviser for Federated Managed Income Fund, Federated Managed Growth and Income Fund, Federated Managed Growth Fund, and Federated Aggressive Growth Fund earned advisory fees of $696,806, 599,171, and $354,801; $1,535,953, $1,264,932, and
$606,491; $1,653,493, $1,108,082, and $434,181; and $762,135, $434,558, and
$183,693, respectively, of which $461,157, $479,814, and $354,801, $101,972,
$179,385, and $243,174; $129,366, $299,180, and $294,373; and $326,658,
$393,073, and $183,693, respectively, were waived.

For the fiscal years ended November 30, 1997 and 1996, and for the period from November 20, 1995 to November 30, 1995, the Sub-Adviser for Federated Managed Income Fund, Federated Managed Growth and Income Fund, Federated Managed Growth Fund, and Federated Managed Aggressive Growth Fund earned advisory fees $8,724, $2,837 and $886; $99,378, $110,351 and $2,518; $243,773, $143,091 and $3,587;
and $87,324, $12,035 and $0, respectively, none of which were waived.


BROKERAGE TRANSACTIONS


The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Portfolios or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser or its affiliates in advising the Portfolios and other accounts. To the extent that receipt of these services may supplant services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. For the fiscal years ended November 30, 1997, 1996, and 1995, Federated Managed Income Fund, Federated Managed Growth and Income Fund, Federated Managed Growth Fund, and Federated Managed Aggressive Growth Fund paid total brokerage commissions of $18,013, $19,712, and $10,473; $235,841, $168,036, and $82,752; $423,125, $291,744, and $104,808; and $279,734,
$163,845, and $70,266, respectively.


Although investment decisions for the Portfolios are made independently from those of any other accounts managed by the Adviser, investments of the type the Portfolios may make may also be made by those other accounts. When the Portfolios and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Portfolios or the size of the position obtained or disposed of by the Portfolios. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Portfolios.

OTHER SERVICES

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of shares of funds offered by Federated Securities Corp.

FUND ADMINISTRATION


Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Portfolios for a fee as described in the prospectus of each Portfolio. From March 1, 1994, to March 1, 1996, Federated Administrative Services, a subsidiary of Federated Investors, served as the Trust's Administrator. For purposes of this Statement of Additional Information, Federated Services Company and Federated Administrative Services may hereinafter collectively be referred to as the Administrators. With regard to Federated Managed Income Fund, for the fiscal years ended November 30, 1997, 1996, and 1995, the Administrators collectively earned $154,890, $155,001, and $155,000, respectively. With regard to Federated Managed Growth and Income Fund, for the fiscal years ended November 30, 1997, 1996, and 1995, the Administrators collectively earned $155,085, $155,001, and $155,000, respectively. With regard to Federated Managed Growth Fund, for the fiscal years ended November 30, 1997, 1996, and1995, the Administrators collectively earned $166,775, $155,001, and $155,000, respectively. With regard to Federated Managed Aggressive Growth Fund, for the fiscal years ended November 30, 1997, 1996, and 1995, the Administrators collectively earned $154,893, $155,001, and $155,000, respectively.


CUSTODIAN AND PORTFOLIO ACCOUNTANT

State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Trust. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Trust's portfolio investments. The fee paid for this service is based upon the level of the Trust's average net assets for the period plus out-of-pocket expenses.

TRANSFER AGENT

Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountants for the Portfolios are Arthur Andersen LLP, Pittsburgh, PA.

PURCHASING SHARES

Shares of the Portfolios are sold at net asset value on days that the New York Stock Exchange is open for business. The procedure for purchasing shares of the Portfolios is explained in each Portfolio's respective prospectus under "Investing in Institutional Shares" or Investing in Select Shares.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES AGREEMENT

With respect to Select Shares, the Trust has adopted a Distribution Plan in accordance with Investment Company Act Rule 12b-1. Additionally, the Trust has adopted a Shareholder Services Agreement with respect to both Select Shares and Institutional Shares.

These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.

By adopting the Distribution Plan, the Trustees expect that the Portfolios will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Portfolios in pursuing their investment objectives. By identifying potential investors whose needs are served by the Portfolios' objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.

Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.


For the fiscal year ended November 30, 1997, the Select Shares of the Portfolios incurred distribution service fees as follows: Federated Managed Income Fund incurred $198,061, of which $66,010 was waived; Federated Managed Growth and Income Fund incurred $344,598, of which $114,866 was waived; Federated Managed Growth Fund incurred $534,330, of which $178,110 was waived; and Federated Managed Aggressive Growth Fund incurred $301,711, of which $100,570 was waived.

In addition, for the fiscal year ended November 30, 1997, the Select Shares and Institutional Shares of Federated Managed Income Fund paid shareholder services fees in the amount of $66,010 and $166,258, respectively, of which $0 and $133,007, respectively, were waived. For the fiscal year ended November 30, 1997, the Select Shares and Institutional Shares of Federated Managed Growth and Income Fund paid shareholder services fees in the amount of $114,866 and $397,118, respectively, of which $0 and $317,695, respectively, were waived. For the fiscal year ended November 30, 1997, the Select Shares and Institutional Shares of Federated Managed Growth Fund paid shareholder services fees in the amount of $178,110 and $373,054, respectively, of which $0 and $298,444, respectively, were waived. For the fiscal year ended November 30, 1997, the Select Shares and Institutional Shares of Federated Managed Aggressive Growth Fund paid shareholder services fees in the amount of $100,570 and $153,479, respectively, of which $0 and $122,783, respectively, were waived.


CONVERSION TO FEDERAL FUNDS

It is each Portfolio's policy to be as fully invested as possible so that maximum income may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. State Street Bank and Trust Company acts as the shareholder's agent in depositing checks and converting them to federal funds.

DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by each Portfolio are described in the prospectus. Net asset value will not be calculated on days on which the New York Stock Exchange is closed.

DETERMINING MARKET VALUE OF SECURITIES

Market values of each Portfolio's portfolio securities are determined as follows:

* for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

* in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

* for bonds and other fixed-income securities, as determined by an independent pricing service;

* for short-term obligations, according to the prices as furnished by an independent pricing service;

* for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost, or at fair value as determined in good faith by the Trustees; and

* for all other securities, at fair value as determined in good faith by the Trustees.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Portfolios will value futures contracts, options, and put options on futures at their market values established by the exchanges at the close of option trading on such exchanges unless the Trustees determines in good faith that another method of valuing option positions is necessary to appraise their fair market value.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. In computing the net asset value, the Portfolios value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

REDEEMING SHARES

The Portfolios redeem shares at the next computed net asset value after the particular Portfolio receives the redemption request. Redemption procedures are explained in the prospectuses under the section entitled "Redeeming Institutional Shares" or "Redeeming
Select Shares."

Because portfolio securities of the Portfolios may be traded on foreign exchanges which trade on Saturdays or on holidays on which the Portfolios will not make redemptions, the net asset value of shares of the Portfolios may be significantly affected on days when shareholders do not have an opportunity to redeem their shares.

REDEMPTION IN KIND

Although the Trust intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the respective Portfolio's investment portfolio. To the extent available, such securities will be readily marketable.

Redemption in kind will be made in conformity with applicable SEC rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner that the Trustees determine to be fair and equitable.

The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940, under which, with respect to each Portfolio, the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the respective class's net asset value during any 90-day period.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

TAX STATUS

THE PORTFOLIOS' TAX STATUS

The Portfolios expect to pay no federal income tax because they expect to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Portfolio must, among other requirements:

* derive at least 90% of its gross income from dividends, interest and gains from the sale of securities;

* invest in securities within certain statutory limits; and

* distribute to its shareholders at least 90% of its net income earned during the year.

However, the Portfolios may invest in the stock of certain foreign corporations which would constitute a Passive Foreign Investment Company (PFIC). Federal income taxes may be imposed on the Portfolios upon disposition of PFIC investments.

Each Portfolio will be treated as a single, separate entity for federal income tax purposes so that income and losses (including capital gains and losses) realized by a Portfolio will not be combined for tax purposes with income and losses realized by any of the other Portfolios.

FOREIGN TAXES

Investment income on certain foreign securities in which the Portfolios may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolios would be subject.

SHAREHOLDERS' TAX STATUS


Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to a particular fund if that fund were a regular corporation and to the extent designated by a fund as so qualifying. These dividends, and any short-term capital gains, are taxable as ordinary income.


CAPITAL GAINS

Shareholders will pay federal tax on long-term capital gains distributed to them regardless of how long they have held the shares of the particular Portfolio.

TOTAL RETURN

The average annual total return for the Portfolios is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is compounded by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.


With respect to Federated Managed Income Fund, for the one-year period ended November 30, 1997 and for the period from May 25, 1994 (date of initial public investment) through November 30, 1997, the average annual total returns for Institutional Shares were 8.88% and 8.76%, respectively, and 8.14% and 7.98%, respectively, for Select Shares.

With respect to Federated Managed Growth and Income Fund, for the one-year period ended November 30, 1997, and for the period from May 25, 1994 (date of initial public investment) through November 30, 1997, the average annual total returns for Institutional Shares were 11.25% and 10.73%, respectively, and 10.41% and 9.98%, respectively, for Select Shares.

With respect to Federated Managed Growth Fund, for the one-year period ended November 30, 1997, and for the period from May 25, 1994 (date of initial public investment) through November 30, 1997, the average annual total returns for Institutional Shares were 13.39% and 13.17%, respectively, and 12.56% and 12.38%, respectively, for Select Shares.

With respect to Federated Managed Aggressive Growth Fund, for the one-year period ended November 30, 1997, and for the period from May 25, 1994 (date of initial public investment) through November 30, 1997, the average annual total returns for Institutional Shares were 14.40% and 13.86%, respectively, and 13.66% and 13.12%, respectively, for Select Shares.


YIELD

The yield for both classes of each Portfolio is determined by dividing the net investment income per share (as defined by the SEC) earned by the particular Portfolio over a thirty-day period by the maximum offering price per share of the particular Portfolio on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the particular Portfolio because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions charge fees in connection with services provided in conjunction with an investment in a Portfolio, the performance will be reduced for those shareholders paying those fees.


Federated Managed Income Fund's 30-day SEC yields for the period ended November 30, 1997, for Institutional Shares and Select Shares were 4.88% and 4.18%, respectively.

Federated Managed Growth and Income Fund's 30-day SEC yields for the period ended November 30, 1997, for Institutional Shares and Select Shares were 3.83% and 3.13%, respectively.

Federated Managed Growth Fund's 30-day SEC yields for the period ended November 30, 1997, for Institutional Shares and Select Shares were 2.55% and 1.85%, respectively.

Federated Managed Aggressive Growth Fund's 30-day SEC yields for the period ended November 30, 1997, for Institutional Shares and Select Shares were 1.41% and 0.72%, respectively.


PERFORMANCE COMPARISONS

Each Portfolio's performance of both classes of shares depends upon such variables as:

* portfolio quality;

* average portfolio maturity;

* type of instruments in which the particular Portfolio is invested;

* changes in the expenses of the Trust, the particular Portfolio or either class of shares; and

* various other factors.

Each Portfolio's performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return for each class of the Portfolios.

Investors may use financial publications and/or indices to obtain a more complete view of a Portfolio's performance of either class of shares. When comparing performance of either class of shares, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which a Portfolio uses in advertising may include:



* LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making competitive calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time. From time to time, a Portfolio will quote its Lipper ranking in advertising and sales literature.

* STANDARD & POOR'S RATINGS GROUP UTILITY INDEX is an unmanaged index of common stocks from forty different utilities. This index indicates daily changes in the price of the stocks. The index also provides figures for changes in price from the beginning of the year to date and for a twelve-month period.

* STANDARD & POOR'S RATINGS GROUP DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the Standard & Poor's figures.

* STANDARD & POOR'S RATINGS GROUP SMALL STOCK INDEX, is a broadly diversified index consisting of approximately 600 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization common stocks.

* EUROPE, AUSTRALIA, AND FAR EAST (EAFE) is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. The EAFE is monitored by Capital International, S.A., Geneva, Switzerland.

* RUSSELL 1000 INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

* RUSSELL 2000 INDEX is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization common stocks.

* LEHMAN BROTHERS TREASURY INTERMEDIATE BOND INDEX (U.S. DOLLARS) is an index composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities between one and 9.9 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

* LEHMAN BROTHERS TREASURY LONG-TERM BOND INDEX (U.S. DOLLARS) is an index composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

* J.P. MORGAN GLOBAL NON-U.S. GOVERNMENT BOND INDEX is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden and United Kingdom.

* LEHMAN BROTHERS CORPORATE INTERMEDIATE BOND INDEX (U.S. DOLLARS) is a subset of the Lehman Brothers Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity less than 10 years.

* LEHMAN BROTHERS CORPORATE B INDEX is an index composed of all bonds covered by Lehman Brothers High Yield Index rated "B" by Moody's Investors Service. Bonds have a minimum amount outstanding of $100 million and at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

* LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association , Federal Home Loan Mortgage Corporation , and Federal National Mortgage Corporation . Graduated payment mortgages and balloons are included in the index.

* LEHMAN BROTHERS GOVERNMENT/CORPORATE (TOTAL) INDEX is comprised of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one month, three month, twelve month and ten year periods and year-to-date.

* LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX is an unmanaged index comprised of all the bonds issued by the Lehman Brothers Government/Corporate Bond Index with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

* LEHMAN BROTHERS HIGH YIELD INDEX covers the universe of fixed rate, publicly issued, noninvestment grade debt registered with the SEC. All bonds included in the High Yield Index must be dollar-denominated and nonconvertible and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Generally securities must be rated Ba1 or lower by Moodys Investors Service, including defaulted issues. If no Moodys rating is available, bonds must be rated BB+ or lower by S&P; and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

* MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.


Advertisements and other sales literature for both classes of shares of the Portfolios may quote total returns which are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in either class of shares of the Portfolios based on monthly or quarterly, as applicable, reinvestment of dividends over a specified period of time.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Portfolios' returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Portfolios can compare their performance, or performance for the types of securities in which they invest, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Trust may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Trust portfolio managers and their views and analysis on how such developments could affect the Trust. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making --structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.

The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.


In the equity sector, Federated Investors has more than 27 years' experience. As of December 31, 1997, Federated managed 29 equity funds totaling approximately $11.7 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

In the corporate bond sector, as of December 31, 1997, Federated Investors managed 12 money market funds, and 17 bond funds with assets approximating $22.5 billion, and $5.6 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 22 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset-backed securities market, a market totaling more than $200 billion.

In the government sector, as of December 31, 1997, Federated Investors managed 9 mortgage-backed, 6 government/agency and 17 government money market mutual funds, with assets approximating $5.9 billion, $1.5 billion and $29.7 billion, respectively. Federated trades approximately $400 million in U.S. government and mortgage-backed securities daily and places approximately $23 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short-and intermediate-term government markets since 1982 and currently manages nearly $36 billion in government funds within these maturity ranges.


J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.

MUTUAL FUND MARKET


Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $4.4 trillion to the more than 6,700 funds available.*


Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:

INSTITUTIONAL CLIENTS

Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.

BANK MARKETING


Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.


BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES


Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high rankings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.


*Source: Investment Company Institute

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